SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 82 (File No. 333-131683)	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 87 (File No. 811-21852)	☒

COLUMBIA FUNDS SERIES TRUST II

50606 Ameriprise Financial Center

Minneapolis, MN 55474

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(612) 671-1947

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 28, 2013 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Columbia Absolute Return Currency and Income Fund

Prospectus February 28, 2013

Class	Ticker Symbol
Class A Shares	RARAX
Class B Shares	CARBX
Class C Shares	RARCX
Class I Shares	RVAIX
Class R4 Shares*	CARCX
Class W Shares	RACWX
Class Y Shares	CABYX
Class Z Shares	CACZX

*	Class R4 shares are not available for purchase prior to March 19, 2013.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies	4p
Principal Risks	4p
Performance Information	6p
Fund Management	7p
Purchase and Sale of Fund Shares	7p
Tax Information	7p
Payments to Broker-Dealers and Other Financial Intermediaries	7p
More Information About the Fund	8p
Investment Objective	8p
Principal Investment Strategies	8p
Principal Risks	8p
Additional Investment Strategies and Policies	10p
Fund Management and Compensation	13p
Financial Highlights	15p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.26
Exchanging Shares	S.27
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2013 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Absolute Return Currency and Income Fund (the Fund) seeks to provide shareholders with positive absolute return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.9 of this prospectus and in Appendix D to the Statement of Additional Information (SAI) beginning on page D-1.

Shareholder Fees (fees paid directly from your investment)
	Class A		Class B		Class C		Classes I, W, R4, Y & Z
Maximum sales charge (load) imposed on purchases (as a % of offering price)	3.00%		None		None		None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00%	(a)	5.00%	(b)	1.00%	(c)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I	Class R4	Class W	Class Y	Class Z
Management Fees	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses(d)	0.68%	0.68%	0.68%	0.25%	0.68%	0.68%	0.25%	0.68%
Total Annual Fund Operating Expenses	1.82%	2.57%	2.57%	1.14%	1.57%	1.82%	1.14%	1.57%
Less: Fee Waiver and/or Expense Reimbursement(e)	(0.13%)	(0.13%)	(0.13%)	0.00%	(0.13%)	(0.13%)	0.00%	(0.13%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(e)	1.69%	2.44%	2.44%	1.14%	1.44%	1.69%	1.14%	1.44%

(a)

Contingent deferred sales charges (CDSC) on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase, with certain limited exceptions.

(b)	This charge decreases over time.
(c)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.
(d)

Other expenses for Class A, Class B, Class C, Class W and Class Z shares have been restated to reflect contractual changes to certain fees paid by the Fund and other expenses for Class R4 and Class Y shares are based on estimated amounts for the Fund’s current fiscal year.

(e)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until February 28, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.69% for Class A, 2.44% for Class B, 2.44% for Class C, 1.24% for Class I, 1.44% for Class R4, 1.69% for Class W, 1.24% for Class Y and 1.44% for Class Z.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$467	$843	$1,244	$2,363
Class B (if shares are redeemed)	$747	$1,087	$1,554	$2,712
Class B (if shares are not redeemed)	$247	$787	$1,354	$2,712
Class C (if shares are redeemed)	$347	$787	$1,354	$2,895

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2013 PROSPECTUS	3p

	1 year	3 years	5 years	10 years
Class C (if shares are not redeemed)	$247	$787	$1,354	$2,895
Class I (whether or not shares are redeemed)	$116	$362	$628	$1,386
Class R4 (whether or not shares are redeemed)	$147	$483	$843	$1,856
Class W (whether or not shares are redeemed)	$172	$560	$973	$2,127
Class Y (whether or not shares are redeemed)	$116	$362	$628	$1,386
Class Z (whether or not shares are redeemed)	$147	$483	$843	$1,856

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in short-duration debt obligations (or securities that invest in such debt obligations, including an affiliated money market fund) and forward foreign currency contracts. In pursuit of the Fund’s objective, to provide absolute return, the Fund’s investment manager seeks to generate positive total returns from the income produced by the short-term debt obligations, plus (minus) the gain (loss) resulting from fluctuations in the values of various foreign currencies relative to the U.S. dollar.

The Fund’s investment in short-duration debt obligations will consist primarily of (i) shares of an affiliated money market fund, and (ii) U.S. dollar denominated non-government, corporate and structured debt securities rated investment grade, or, if unrated, determined to be of comparable quality. A small portion of the Fund’s portfolio may consist of U.S. government securities. In addition to producing income, these holdings will be designated by the Fund, as necessary, to cover obligations with respect to, or that may result from, the Fund’s investments in forward currency contracts. The Fund targets a portfolio duration of up to six months but may extend the portfolio duration up to one year. The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, through forward currency contracts, the Fund gains economic exposure comparable to the exposure that it would have if it had bought or sold the currencies directly. It is expected that the gross notional value of the Fund’s forward foreign currency contracts will be equivalent to at least 80% of the Fund’s net assets.

Columbia Management Investment Advisers, LLC (the Investment Manager) utilizes a quantitative, proprietary model that uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of several developed countries’ currencies relative to the U.S. dollar. The Investment Manager will enter into long forward currency contracts for a limited number of the currencies that rank higher in the model, and the Fund will experience profits (losses) to the extent the value of the currency appreciates (depreciates) relative to the U.S. dollar. Conversely, the Investment Manager will enter into short forward currency contracts for a limited number of the currencies that rank lower in the model, and the Fund will experience profits (losses) to the extent the value of the currency depreciates (appreciates) relative to the U.S. dollar. Except to close or reduce existing positions, the Fund will not enter into long and short forward currency contracts in the same currency at the same time. The Investment Manager runs the model regularly and generally seeks to maintain long and short forward currency contracts with approximately equal gross notional values.

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund share price may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk applies to most fixed income securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

4p	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2013 PROSPECTUS

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Currency-related Tax Risk. Internal Revenue Service regulations might treat gains from some of the Fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund’s Board of Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than a more geographically diversified fund.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. The Fund will also be exposed to the investment risks of the money market fund. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from its investments in derivatives.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2013 PROSPECTUS	5p

PERFORMANCE INFORMATION

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class A shares (without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Class R4 and Class Y shares of the Fund did not commence operations prior to the date of this prospectus and, therefore, performance is not yet available. Any share class that does not have available performance would have annual returns substantially similar to those of Class A shares. Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes of the Fund invest in the same portfolio of securities.

The after-tax returns shown in the table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares are higher than before-tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

(calendar year)

During the periods shown:

¡ Highest return for a calendar quarter was 3.71% (quarter ended June 30, 2007).
¡ Lowest return for a calendar quarter was –2.97% (quarter ended September 30, 2011).

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2012)
	Share Class Inception Date	1 year	5 years	Life of Fund
Class A	06/15/06
shares returns before taxes		–1.21%	0.34%	1.81%
shares returns after taxes on distributions		–1.55%	0.17%	1.21%
shares returns after taxes on distributions and redemption of fund shares		–0.34%	0.24%	1.26%
Class B shares returns before taxes	06/15/06	–3.78%	–0.18%	1.58%
Class C shares returns before taxes	06/15/06	0.17%	0.22%	1.58%
Class I shares returns before taxes	06/15/06	2.28%	1.43%	2.76%
Class W shares returns before taxes	12/01/06	1.82%	0.91%	2.25%
Class Z shares returns before taxes	09/27/10	2.18%	1.15%	2.42%
Citigroup 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)		0.07%	0.45%	1.44%	*

*Since	June 30, 2006.

6p	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2013 PROSPECTUS

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Nicholas Pifer, CFA	Senior Portfolio Manager	Manager	2006

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:

Online	Regular Mail	Express Mail	By Telephone
columbiamanagement.com	Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081	Columbia Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Suite 8081, Canton, MA 02021-2809	800.422.3737

You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, exchange or sell shares of the Fund in or from your account with the intermediary.

The minimum initial investment amounts for the share classes offered by the Fund are shown below:

Minimum Initial Investment

Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes A, B* & C	Nonqualified accounts	$10,000	$10,000
	Individual retirement accounts	$10,000	$10,000
Classes I & R4	All eligible accounts	None	None
Class W	All eligible accounts	$500	N/A
Class Y	Omnibus retirement plans with at least $10 million in plan assets	None	N/A
	All other eligible omnibus retirement plans	$500,000	N/A
Class Z	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor.	$10,000

*	This class of shares is generally closed to new investors

There is no minimum additional investment for any share class.

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies —including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2013 PROSPECTUS	7p

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Absolute Return Currency and Income Fund (the Fund) seeks to provide shareholders with positive absolute return. Only shareholders can change the Fund’s objective. Because any investment involves risk, there is no assurance the Fund’s objective will be achieved.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in short-duration debt obligations (or securities that invest in such debt obligations, including an affiliated money market fund) and forward foreign currency contracts. In pursuit of the Fund’s objective, to provide absolute return, the Fund’s investment manager seeks to generate positive total returns from the income produced by the short-term debt obligations, plus (minus) the gain (loss) resulting from fluctuations in the values of various foreign currencies relative to the U.S. dollar.

The Fund’s investment in short-duration debt obligations will consist primarily of (i) shares of an affiliated money market fund, and (ii) U.S. dollar denominated non-government, corporate and structured debt securities rated investment grade, or, if unrated, determined to be of comparable quality. A small portion of the Fund’s portfolio may consist of U.S. government securities. In addition to producing income, these holdings will be designated by the Fund, as necessary, to cover obligations with respect to, or that may result from, the Fund’s investments in forward currency contracts. The Fund targets a portfolio duration of up to six months but may extend the portfolio duration up to one year. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%. The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, through forward currency contracts, the Fund gains economic exposure comparable to the exposure that it would have if it had bought or sold the currencies directly. A forward contract requires the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. It is expected that the gross notional value of the Fund’s forward foreign currency contracts will be equivalent to at least 80% of the Fund’s net assets.

Columbia Management Investment Advisers, LLC (the Investment Manager) utilizes a quantitative, proprietary model that uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of several developed countries’ currencies relative to the U.S. dollar. The Investment Manager will enter into long forward currency contracts for a limited number of the currencies that rank higher in the model, and the Fund will experience profits (losses) to the extent the value of the currency appreciates (depreciates) relative to the U.S. dollar. Conversely, the Investment Manager will enter into short forward currency contracts for a limited number of the currencies that rank lower in the model, and the Fund will experience profits (losses) to the extent the value of the currency depreciates (appreciates) relative to the U.S. dollar. Except to close or reduce existing positions, the Fund will not enter into long and short forward currency contracts in the same currency at the same time. The Investment Manager runs the model regularly and generally seeks to maintain long and short forward currency contracts with approximately equal gross notional values.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees (the Board) without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund share price may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

8p	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2013 PROSPECTUS

Credit Risk. Credit risk applies to most securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund). Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Foreign Currency-related Tax Risk. As a regulated investment company (RIC), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Fund may gain exposure to local currency markets through forward currency contracts. Although foreign currency gains currently constitute “qualifying income,” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as not qualifying income and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a RIC for one or more years. In the event the Treasury Department issues such regulations, the Fund’s Board may authorize a significant change in investment strategy or the Fund’s liquidation.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2013 PROSPECTUS	9p

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors.

Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under “Fees and Expenses of the Fund.” By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Fund portfolio manager’s quantitative analyses or models, or in the data on which they are based, could adversely affect the portfolio manager’s effective use of such analyses or models, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Investment Guidelines

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset. For these purposes, the Fund determines the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.

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Holding Other Kinds of Investments

The Fund may hold investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. For more information on the Fund’s holdings, see the Fund’s shareholder reports.

Transactions in Derivatives

The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the SAI.

Investing in Affiliated Funds

The Investment Manager or an affiliate serves as investment adviser to mutual funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds” and provide asset-allocation services to shareholders by investing in shares of other Columbia Funds including the Fund (collectively referred to in this section as Underlying Funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the Underlying Funds may experience relatively large purchases or redemptions. Although the Investment Manager may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell securities to manage these transactions. Further, when the Investment Manager structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.

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Lending of Portfolio Securities

The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

The Fund currently does not participate in the securities lending program, but the Board may determine to renew participation in the future. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports to shareholders.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. The Fund may take such defensive investment positions for as long a period as deemed necessary. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. For information on the risks of investing in derivatives, see Transactions in Derivatives above.

The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also Investing in Money Market Funds under the section Additional Management Information for more information.

Portfolio Holdings Disclosure

The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed, as described in the SAI.

Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the website may not always be current.

Mailings to Households

In order to reduce shareholder expenses the Fund may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive separate copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Understanding Annual Fund Operating Expenses

The Fund’s annual operating expenses, presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect fee arrangements as of the date of this prospectus, and are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or a later date, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table. The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (a) investment management fees; (b) distribution and/or service (Rule 12b-1) fees; and (c) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.

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Expense Reimbursement Arrangements and Impact on Past Performance

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through February 28, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Class A	1.69%
Class B	2.44%
Class C	2.44%
Class I	1.24%
Class R4	1.44%
Class W	1.69%
Class Y	1.24%
Class Z	1.44%

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers/expense reimbursements, the Fund’s returns would have been lower.

FUND MANAGEMENT AND COMPENSATION

The Investment Manager

The Investment Manager is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries.

Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determines what securities and other investments the Fund should buy or sell and executes the portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing investments.

The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates. At present, the Investment Manager has not engaged any investment subadviser for the Fund.

The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Investment Manager by the Fund amounted to 0.89% of average daily net assets of the Fund. A discussion regarding the basis for the Board approving the renewal of the Fund’s investment management services agreement with the Investment Manager is available in the Fund’s semiannual report to shareholders for the period ended April 30, 2012.

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Portfolio Manager

Information about the Fund’s portfolio manager primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about portfolio manager, including information relating to compensation, other accounts managed by the portfolio manager and ownership by portfolio manager of securities in the Fund.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Nicholas Pifer, CFA	Senior Portfolio Manager	Manager	2006

Mr. Pifer joined the Investment Manager in 2000. Mr. Pifer began his investment career in 1990 and earned an M.A. from Johns Hopkins University School of Advanced International Studies.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. (The Financial Highlights tables for Class R4 and Class Y are not included since these classes of shares began operations after the Fund’s fiscal year end and, therefore, have no financial reporting.) Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The information for the most recent fiscal year has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for prior fiscal years has been derived from the financial statements audited by the Fund’s former Independent Registered Public Accounting Firm, Ernst & Young LLP.

	Year ended October 31,
	2012		2011		2010		2009		2008
Class A
Per share data
Net asset value, beginning of period	$9.95		$10.00		$9.93		$9.97		$10.58
Income from investment operations:
Net investment income (loss)	(0.12)		(0.15)		(0.12)		(0.08)		0.15
Net realized and unrealized gain (loss)	0.38		0.10		0.19		0.09		(0.22)
Total from investment operations	0.26		(0.05)		0.07		0.01		(0.07)
Less distributions to shareholders from:
Net investment income	—		—		—		(0.00	)(a)	(0.18)
Net realized gains	—		—		—		(0.05)		(0.36)
Total distributions to shareholders	—		—		—		(0.05)		(0.54)
Net asset value, end of period	$10.21		$9.95		$10.00		$9.93		$9.97
Total return	2.61%		(0.50%	)	0.71%		0.15%		(0.57% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.65%		1.73%		1.47%		1.38%		1.39%
Net expenses after fees waived or expenses reimbursed(c)	1.42%		1.73%		1.47%		1.38%		1.39%
Net investment income (loss)	(1.18%	)	(1.48%	)	(1.19%	)	(0.83%	)	1.50%
Supplemental data
Net assets, end of period (in thousands)	$30,758		$40,755		$62,209		$114,238		$175,659
Portfolio turnover	0%		0%		0%		16%		39%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

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	Year ended October 31,
	2012		2011		2010		2009	2008
Class B
Per share data
Net asset value, beginning of period	$9.72		$9.85		$9.85		$9.96	$10.58
Income from investment operations:
Net investment income (loss)	(0.19)		(0.22)		(0.19)		(0.16)	0.04
Net realized and unrealized gain (loss)	0.37		0.09		0.19		0.10	(0.18)
Total from investment operations	0.18		(0.13)		—		(0.06)	(0.14)
Less distributions to shareholders from:
Net investment income	—		—		—		—	(0.12)
Net realized gains	—		—		—		(0.05)	(0.36)
Total distributions to shareholders	—		—		—		(0.05)	(0.48)
Net asset value, end of period	$9.90		$9.72		$9.85		$9.85	$9.96
Total return	1.85%		(1.32%	)	0.00%	(a)	(0.56% )	(1.35% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.39%		2.47%		2.23%		2.14%	2.16%
Net expenses after fees waived or expenses reimbursed(c)	2.17%		2.47%		2.23%		2.14%	2.16%
Net investment income (loss)	(1.93%	)	(2.21%	)	(1.95%	)	(1.59% )	0.38%
Supplemental data
Net assets, end of period (in thousands)	$456		$698		$1,006		$2,026	$3,269
Portfolio turnover	0%		0%		0%		16%	39%

Notes to Financial Highlights

(a)	Rounds to less than 0.01%.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended October 31,
	2012		2011		2010		2009	2008
Class C
Per share data
Net asset value, beginning of period	$9.71		$9.83		$9.84		$9.95	$10.57
Income from investment operations:
Net investment income (loss)	(0.19)		(0.22)		(0.19)		(0.16)	0.06
Net realized and unrealized gain (loss)	0.37		0.10		0.18		0.10	(0.20)
Total from investment operations	0.18		(0.12)		(0.01)		(0.06)	(0.14)
Less distributions to shareholders from:
Net investment income	—		—		—		—	(0.12)
Net realized gains	—		—		—		(0.05)	(0.36)
Total distributions to shareholders	—		—		—		(0.05)	(0.48)
Net asset value, end of period	$9.89		$9.71		$9.83		$9.84	$9.95
Total return	1.85%		(1.22%	)	(0.10%	)	(0.56% )	(1.31% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.39%		2.48%		2.22%		2.14%	2.15%
Net expenses after fees waived or expenses reimbursed(b)	2.16%		2.48%		2.22%		2.14%	2.15%
Net investment income (loss)	(1.92%	)	(2.23%	)	(1.94%	)	(1.60% )	0.66%
Supplemental data
Net assets, end of period (in thousands)	$2,887		$3,333		$4,703		$7,609	$9,463
Portfolio turnover	0%		0%		0%		16%	39%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

16p	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2013 PROSPECTUS

	Year ended October 31,
	2012		2011		2010		2009	2008
Class I
Per share data
Net asset value, beginning of period	$10.11		$10.09		$9.98		$9.98	$10.59
Income from investment operations:
Net investment income (loss)	(0.07)		(0.08)		(0.08)		(0.04)	0.21
Net realized and unrealized gain (loss)	0.38		0.10		0.19		0.10	(0.24)
Total from investment operations	0.31		0.02		0.11		0.06	(0.03)
Less distributions to shareholders from:
Net investment income	—		—		—		(0.01)	(0.22)
Net realized gains	—		—		—		(0.05)	(0.36)
Total distributions to shareholders	—		—		—		(0.06)	(0.58)
Net asset value, end of period	$10.42		$10.11		$10.09		$9.98	$9.98
Total return	3.07%		0.20%		1.10%		0.56%	(0.25% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.14%		1.05%		1.07%		1.01%	1.03%
Net expenses after fees waived or expenses reimbursed(b)	0.91%		1.05%		1.07%		1.01%	1.03%
Net investment income (loss)	(0.68%	)	(0.84%	)	(0.79%	)	(0.40% )	2.10%
Supplemental data
Net assets, end of period (in thousands)	$47,585		$67,660		$38,718		$28,926	$202,106
Portfolio turnover	0%		0%		0%		16%	39%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended October 31,
	2012		2011		2010		2009	2008
Class W
Per share data
Net asset value, beginning of period	$9.94		$9.99		$9.92		$9.97	$10.58
Income from investment operations:
Net investment income (loss)	(0.14)		(0.15)		(0.12)		(0.08)	0.11
Net realized and unrealized gain (loss)	0.39		0.10		0.19		0.08	(0.19)
Total from investment operations	0.25		(0.05)		0.07		—	(0.08)
Less distributions to shareholders from:
Net investment income	—		—		—		—	(0.17)
Net realized gains	—		—		—		(0.05)	(0.36)
Total distributions to shareholders	—		—		—		(0.05)	(0.53)
Net asset value, end of period	$10.19		$9.94		$9.99		$9.92	$9.97
Total return	2.52%		(0.50%	)	0.71%		0.04%	(0.66% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.83%		1.71%		1.51%		1.46%	1.50%
Net expenses after fees waived or expenses reimbursed(b)	1.62%		1.71%		1.51%		1.46%	1.50%
Net investment income (loss)	(1.38%	)	(1.46%	)	(1.23%	)	(0.86% )	1.09%
Supplemental data
Net assets, end of period (in thousands)	$10,922		$24,171		$63,369		$87,000	$303,933
Portfolio turnover	0%		0%		0%		16%	39%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2013 PROSPECTUS	17p

	Year ended October 31,
	2012		2011		2010(a)
Class Z
Per share data
Net asset value, beginning of period	$10.11		$10.09		$10.18
Income from investment operations:
Net investment income (loss)	(0.09)		(0.10)		(0.01)
Net realized and unrealized gain (loss)	0.39		0.12		(0.08)
Total from investment operations	0.30		0.02		(0.09)
Net asset value, end of period	$10.41		$10.11		$10.09
Total return	2.97%		0.20%		(0.88%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.34%		1.15%		1.54%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.09%		1.15%		1.54%	(c)
Net investment income (loss)	(0.85%	)	(0.95%	)	(1.20%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$9,146		$6,079		$14
Portfolio turnover	0%		0%		0%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

18p	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2013 PROSPECTUS

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Funds. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class Features

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limit and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

• 1.00% CDSC if redeemed within 12 months of purchase and

• 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limit: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limit: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limit and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Plan Administration Services Fee: 0.25% Non-12b-1
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R4(h)

Eligibility: Available only to (i) omnibus retirement plans,(ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	None
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment: None for omnibus retirement plans; $100,000 for combined underlying accounts of eligible registered investment advisers

Investment Limit and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limit and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limit and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None

S.3

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with a grandfathered plan may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

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Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

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Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

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Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

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Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

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The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%(d)	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(e)
Class I	None	None	None
Class K	None	0.25%(f)	0.25%(f)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(g)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(h)	0.50%(h)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

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(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)	The Distributor has voluntarily agreed, effective January 1, 2013, to waive the distribution fee it receives from Class B shares of the Columbia Seligman Communications and Information Fund.
(e)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(f)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(g)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(h)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

S.13

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

S.14

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security. To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

S.15

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

S.16

If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

S.17

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

S.18

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

S.19

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

S.20

Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

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Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only to eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to (i) omnibus retirement plans, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class R4 shares were named Class R3 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

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Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund. As with other minimum initial investment requirements, the Distributor may, in its sole discretion, waive the minimum initial investment requirement for Class Y shares.

Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Z accounts in a Fund after March 28, 2013 if the affiliated plan opened a Class Z account on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares, but such a plan may establish new accounts in a different share class for which the plan is eligible. The Distributor may, in its sole discretion, delay the funding requirement described above for omnibus retirement plans to allow an omnibus retirement plan that opened a Class Z account (the initial Class Z account) with the Fund as of the close of business on March 28, 2013 to make additional purchases of Class Z shares, open new Class Z accounts and add new participants after March 28, 2013 so long as the initial Class Z account is funded by July 2, 2013.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions). Effective March 29, 2013, such accounts may, at their holder’s option, exchange Class Z shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

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Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R and Class R4	None	None
Class R5	variable(d)	N/A
Class W	$500	N/A
Class Y	variable(e)	N/A
Class Z	variable(f)	variable(f)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class R5 shares for omnibus retirement plans. A minimum initial investment of $100,000 applies to aggregate purchases of Class R5 shares of a Fund for combined underlying accounts of any registered investment adviser that clears Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements.

(e)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(f)

The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below. The minimum initial investment amount for systematic investment plan accounts is the same as the amount set forth in the first four rows of the table, as applicable.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.

Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

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The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

S.25

•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee may be required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributes portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

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•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period

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that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•

Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Z shares for Class A shares. See Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class Z Shares for details.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

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The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

S.29

•

Certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This

S.30

reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may

S.31

experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, if applicable, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional Information About the Fund

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:

By Mail:	Columbia Funds
c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081
By Telephone:	800.345.6611

Online: columbiamanagement.com

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, D.C. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

The investment company registration number of Columbia Funds Series Trust II, of which the Fund is a series, is 811-21852.

S-6502-99 L (3/13)

Columbia Asia Pacific ex-Japan Fund

Prospectus February 28, 2013

Class	Ticker Symbol
Class A Shares	CAJAX
Class C Shares	CAJCX
Class I Shares	CAPIX
Class R Shares	CAJRX
Class R5 Shares	TAPRX
Class Z Shares	CAJZX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

2p	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2013 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Asia Pacific ex-Japan Fund (the Fund) seeks to provide shareholders with long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary, in the Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions section beginning on page S.9 of this prospectus and in Appendix D to the Statement of Additional Information (SAI) beginning on page D-1.

Shareholder Fees (fees paid directly from your investment)
	Class A		Class C		Classes I, R, R5 and Z
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None		None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00%	(a)	1.00%	(b)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class R	Class R5	Class Z
Management Fees	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses(c)	0.39%	0.39%	0.17%	0.39%	0.22%	0.39%
Total Annual Fund Operating Expenses	1.43%	2.18%	0.96%	1.68%	1.01%	1.18%

(a)

Contingent deferred sales charges (CDSC) on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase, with certain limited exceptions.

(b)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.
(c)	Other expenses for Class A, Class C, Class R, Class R5 and Class Z shares have been restated to reflect contractual changes to certain fees paid by the Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$712	$1,001	$1,312	$2,190
Class C (if shares are redeemed)	$321	$682	$1,169	$2,513
Class C (if shares are not redeemed)	$221	$682	$1,169	$2,513
Class I (whether or not shares are redeemed)	$98	$306	$531	$1,178
Class R (whether or not shares are redeemed)	$171	$530	$913	$1,987
Class R5 (whether or not shares are redeemed)	$103	$322	$558	$1,236
Class Z (whether or not shares are redeemed)	$120	$375	$649	$1,432

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2013 PROSPECTUS	3p

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in securities of companies located in the Asia Pacific Region, excluding Japan. For these purposes, a company is considered to be “located” in the Asia Pacific Region if (i) it is organized under the laws of a country in the Asia Pacific Region; (ii) its principal place of business or principal office is in the Asia Pacific Region; or (iii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located in the Asia Pacific Region. Countries in the Asia Pacific Region include but are not limited to Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. Some of these countries may represent developing or emerging markets. The Fund may invest in companies that have market capitalizations of any size. The Fund may from time to time emphasize one or more economic sectors in selecting its investments. The Fund will normally have exposure to foreign currencies.

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund share price may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Asia Pacific Region Risk. Many of the countries in the Asia Pacific region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses within the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than a more geographically diversified fund.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

4p	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2013 PROSPECTUS

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

PERFORMANCE INFORMATION

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class R5 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class R5 shares (adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes of the Fund invest in the same portfolio of securities.

The after-tax returns shown in the table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class R5 shares and will vary for other share classes.

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

CLASS R5 ANNUAL TOTAL RETURNS

(calendar year)

During the periods shown:

¡ Highest return for a calendar quarter was 18.24% (quarter ended September 30, 2010).
¡ Lowest return for a calendar quarter was -23.86% (quarter ended September 30, 2011).

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2013 PROSPECTUS	5p

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2012)
	Share Class Inception Date	1 year	Life of Fund
Class R5	7/15/09
shares returns before taxes		22.04%	11.04%
shares returns after taxes on distributions		21.70%	10.67%
shares returns after taxes on distributions and redemption of fund shares		14.80%	9.58%
Class A shares returns before taxes	9/27/10	14.43%	8.75%
Class C shares returns before taxes	9/27/10	19.69%	9.76%
Class I shares returns before taxes	9/27/10	22.02%	11.05%
Class R shares returns before taxes	9/27/10	21.18%	10.28%
Class Z shares returns before taxes	9/27/10	21.89%	10.86%
MSCI AC Asia Pacific ex-Japan Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		22.31%	14.05%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: Threadneedle International Limited

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Vanessa Donegan	Head of Asia and Global Emerging Markets Equities and Portfolio Manager of Threadneedle	Lead Manager	July 2009
Rafael Polatinsky, CFA	Deputy Portfolio Manager of Threadneedle	Co-manager	July 2009

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:

Online	Regular Mail	Express Mail	By Telephone
columbiamanagement.com	Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081	Columbia Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Suite 8081, Canton, MA 02021-2809	800.422.3737

You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, exchange or sell shares of the Fund in or from your account with the intermediary.

The minimum initial investment amounts for the share classes offered by the Fund are shown below:

Minimum Initial Investment

Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes A & C	Nonqualified accounts	$2,000	$100
	Individual retirement accounts	$1,000	$100
Classes I & R	All eligible accounts	None	None
Class R5	Combined underlying accounts of eligible registered investment advisers	$100,000	N/A
	Omnibus retirement plans	None	N/A
Class Z	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor.	$100

There is no minimum additional investment for any share class.

6p	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2013 PROSPECTUS

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Asia Pacific ex-Japan Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Only shareholders can change the Fund’s objective. Because any investment involves risk, there is no assurance the Fund’s objective will be achieved.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in securities of companies located in the Asia Pacific Region, excluding Japan. For these purposes, a company is considered to be “located” in the Asia Pacific Region if (i) it is organized under the laws of a country in the Asia Pacific Region; (ii) its principal place of business or principal office is in the Asia Pacific Region; or (iii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located in the Asia Pacific Region. Countries in the Asia Pacific Region include but are not limited to Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. Some of these countries may represent developing or emerging markets. The Fund may invest in companies that have market capitalizations of any size. The Fund may from time to time emphasize one or more economic sectors in selecting its investments. The Fund will normally have exposure to foreign currencies.

Columbia Management Investment Advisers, LLC (the Investment Manager) serves as the investment manager to the Fund and is responsible for oversight of the Fund’s subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of the Investment Manager.

In pursuit of the Fund’s objective, the portfolio management team constructs the portfolio by investing primarily in the stocks on the core list, which includes companies drawn from the MSCI AC Asia Pacific ex-Japan Index (the Index), as well as certain other companies which are not included in the Index (the Core List). This is because the Index and the Core List are not the same. The portfolio management team assigns weighting to stocks from the Index and selects stocks which are not included in the Index (and assigns their weightings) using an integrated research process which combines a bottom-up approach (analysis of individual companies) with macroeconomic considerations (broad economic forecasts).

In its bottom-up stock selection process, the Fund’s portfolio management team looks for companies that, in its view, have one or more of the following features:

•	the occurrence of a material corporate event;

•	are generally under-researched;

•	consensus forecasts which appear inaccurate;

•	fits portfolio management team’s current economic or credit view;

•	strong competitive position;

•	relatively strong demand for a company’s products or services;

•	strong management that is expected to deliver significant growth;

•	a robust business model for generating profit and substantial franchises; or

•	a sound financial model, with visible growth and returns, a strong balance sheet and cash flow, and management’s interests are aligned with shareholders.

In addition to the Core List stocks, the Fund’s portfolio managers may separately select other holdings based on the same criteria used to generate the Core List.

A number of factors may prompt the portfolio management team to sell securities, including but not limited to:

•	the composition of the Index has changed;

•	the stock reaches or approaches the portfolio management team’s price objective;

•	the portfolio management team believes the stock has become overvalued; or

•	there is an unwelcome change in a company’s strategy or management.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

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PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund share price may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Asia Pacific Region Risk. A number of countries in the Asia Pacific region (as described in this prospectus) are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact that country, other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified in areas with more developed countries and economies. This could result in increased volatility in the value of the Fund’s investments and losses within the Fund. Continued growth of economies and securities markets in the region will require sustained economic and fiscal discipline, as well as continued commitment to governmental and regulatory reforms. Development also may be influenced by international economic conditions, including those in the United States and Japan, and by world demand for goods or natural resources produced in countries in the Asia Pacific region. Securities markets in the region are generally smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the region being less liquid than U.S. or other foreign securities. Some currencies, inflation rates or interest rates in the Asia Pacific region are or can be volatile, and some countries in the region may restrict the flow of money in and out of the country. The risks described under “Emerging Market Securities Risk” and “Foreign Securities Risk” may be more pronounced due to concentration of the Fund’s investments in the region.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

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Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Investment Guidelines

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset. For these purposes, the Fund determines the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.

Holding Other Kinds of Investments

The Fund may hold investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. For more information on the Fund’s holdings, see the Fund’s shareholder reports.

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Transactions in Derivatives

The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the SAI.

Investing in Affiliated Funds

The Investment Manager or an affiliate serves as investment adviser to mutual funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds” and provide asset-allocation services to shareholders by investing in shares of other Columbia Funds, including the Fund (collectively referred to in this section as Underlying Funds), and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the Underlying Funds may experience relatively large purchases or redemptions. Although the Investment Manager may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell securities to manage these transactions. Further, when the Investment Manager structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.

Lending of Portfolio Securities

The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

The Fund currently does not participate in the securities lending program, but the Board of Trustees (the Board) may determine to renew participation in the future. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports to shareholders.

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Investing Defensively

The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. The Fund may take such defensive investment positions for as long a period as deemed necessary. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. For information on the risks of investing in derivatives, see Transactions in Derivatives above.

The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also Investing in Money Market Funds under the section Additional Management Information for more information.

Portfolio Holdings Disclosure

The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed, as described in the SAI.

Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the website may not always be current.

Mailings to Households

In order to reduce shareholder expenses the Fund may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive separate copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Understanding Annual Fund Operating Expenses

The Fund’s annual operating expenses, presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect fee arrangements as of the date of this prospectus, and are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or a later date, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table. The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (a) investment management fees; (b) distribution and/or service (Rule 12b-1) fees; and (c) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.

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Expense Reimbursement Arrangements and Impact on Past Performance

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through February 28, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Class A	1.72%
Class C	2.47%
Class I	1.35%
Class R	1.97%
Class R5	1.40%
Class Z	1.47%

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers/expense reimbursements, the Fund’s returns would have been lower.

FUND MANAGEMENT AND COMPENSATION

The Investment Manager

The Investment Manager is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries.

Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund. The Investment Manager is responsible for the investment management of the Fund, but has delegated certain of its duties, including day-to-day portfolio management of all or a portion of the Fund’s assets to one or more investment subadvisers that determines what securities and other investments the Fund should buy or sell and executes these portfolio transactions.

The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Investment Manager by the Fund amounted to 0.79% of average daily net assets of the Fund. A discussion regarding the basis for the Board approving the renewal of the IMS Agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended April 30, 2012.

The Investment Manager has, with the approval of the Board, engaged an investment subadviser(s) to make the day-to-day investment decisions for the Fund. The Investment Manager retains ultimate responsibility (subject to Board oversight) for overseeing any subadviser it engages and for evaluating the Fund’s needs and the subadvisers’ skills and abilities on an ongoing basis. Based on its evaluations, the Investment Manager may at times recommend to the Board that the Fund change, add or

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terminate one or more subadvisers; continue to retain a subadviser even though the subadviser’s ownership or corporate structure has changed; or materially change a subadvisory agreement with a subadviser. A discussion regarding the basis for the Board approving the renewal of the investment subadvisory agreement with Threadneedle is available in the Fund’s semiannual report to shareholders for the fiscal period ended April 30, 2012.

Subadviser

Threadneedle, which has served as Subadviser to the Fund since July 2009, is located at 60 St. Mary Axe, London EC3A 8JQ, England. Threadneedle is an affiliate of the Investment Manager, and an indirect wholly-owned subsidiary of Ameriprise Financial. Threadneedle was founded in 1994 and has experience managing investment strategies covering equities, fixed income, real estate, asset allocation and alternatives.

Portfolio Manager

Information about the Fund’s portfolio manager(s) primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about portfolio manager(s), including information relating to compensation, other accounts managed by the portfolio manager(s) and ownership by portfolio manager(s) of securities in the Fund.

Subadviser: Threadneedle International Limited

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Vanessa Donegan	Head of Asia and Global Emerging Markets Equities and Portfolio Manager of Threadneedle	Lead Manager	July 2009
Rafael Polatinsky, CFA	Deputy Portfolio Manager of Threadneedle	Co-manager	July 2009

Ms. Donegan joined Threadneedle in 1994. Ms. Donegan began her investment career in 1981 and earned a B.A. from Oxford University.

Mr. Polatinsky joined Threadneedle in 2007. Mr. Polatinsky began his investment career in 2004 and earned a Bachelor of Accounting and Bachelor of Commerce from the University of Witwatersrand, Johannesburg.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The information for the most recent fiscal year has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for prior fiscal years has been derived from the financial statements audited by the Fund’s former Independent Registered Public Accounting Firm, Ernst & Young LLP.

	Year Ended October 31,
	2012	2011		2010(a)
Class A
Per share data
Net asset value, beginning of period	$12.49	$13.79		$13.32
Income from investment operations:
Net investment income (loss)	0.15	0.15		(0.01)
Net realized and unrealized gain (loss)	0.41	(1.36)		0.48
Total from investment operations	0.56	(1.21)		0.47
Less distributions to shareholders:
Net investment income	(0.14)	(0.07)		—
Net realized gains	(0.56)	(0.02)		—
Total distributions to shareholders	(0.70)	(0.09)		—
Net asset value, end of period	$12.35	$12.49		$13.79
Total return	5.23%	(8.82%	)	3.53%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.42% (c)	1.45%	(c)	1.50%	(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.42% (c)	1.45%	(c)(f)	1.50%	(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.42%	1.45%		1.50%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.42%	1.45%	(f)	1.50%	(d)
Net investment income (loss)	1.25%	1.12%	(f)	(0.95%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$452	$642		$78
Portfolio turnover	50%	63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

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	Year Ended October 31,
	2012	2011		2010(a)
Class C
Per share data
Net asset value, beginning of period	$12.38	$13.78		$13.32
Income from investment operations:
Net investment income (loss)	0.03	0.06		(0.02)
Net realized and unrealized gain (loss)	0.42	(1.38)		0.48
Total from investment operations	0.45	(1.32)		0.46
Less distributions to shareholders:
Net investment income	(0.07)	(0.06)		—
Net realized gains	(0.56)	(0.02)		—
Total distributions to shareholders	(0.63)	(0.08)		—
Net asset value, end of period	$12.20	$12.38		$13.78
Total return	4.33%	(9.62%	)	3.45%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.16% (c)	2.19%	(c)	2.22%	(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	2.16% (c)	2.19%	(c)(f)	2.22%	(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.16%	2.19%		2.22%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	2.16%	2.19%	(f)	2.22%	(d)
Net investment income (loss)	0.25%	0.44%	(f)	(1.93%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$70	$45		$3
Portfolio turnover	50%	63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

16p	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2013 PROSPECTUS

	Year Ended October 31,
	2012	2011	2010(a)
Class I
Per share data
Net asset value, beginning of period	$12.54	$13.79	$13.32
Income from investment operations:
Net investment income (loss)	0.20	0.18	(0.01)
Net realized and unrealized gain (loss)	0.38	(1.33)	0.48
Total from investment operations	0.58	(1.15)	0.47
Less distributions to shareholders:
Net investment income	(0.18)	(0.08)	—
Net realized gains	(0.56)	(0.02)	—
Total distributions to shareholders	(0.74)	(0.10)	—
Net asset value, end of period	$12.38	$12.54	$13.79
Total return	5.48%	(8.40% )	3.53%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.97% (c)	0.99% (c)	1.08%	(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.97% (c)	0.99% (c)	1.08%	(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.97%	0.99%	1.08%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.97%	0.99%	1.08%	(d)
Net investment income (loss)	1.70%	1.31%	(0.78%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$2	$2	$3
Portfolio turnover	50%	63%	21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2013 PROSPECTUS	17p

	Year Ended October 31,
	2012	2011		2010(a)
Class R
Per share data
Net asset value, beginning of period	$12.46	$13.79		$13.32
Income from investment operations:
Net investment income (loss)	0.13	0.16		(0.02)
Net realized and unrealized gain (loss)	0.37	(1.41)		0.49
Total from investment operations	0.50	(1.25)		0.47
Less distributions to shareholders:
Net investment income	(0.13)	(0.06)		—
Net realized gains	(0.56)	(0.02)		—
Total distributions to shareholders	(0.69)	(0.08)		—
Net asset value, end of period	$12.27	$12.46		$13.79
Total return	4.78%	(9.15%	)	3.53%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.63% (c)	1.70%	(c)	1.73%	(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.63% (c)	1.68%	(c)(f)	1.73%	(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.63%	1.70%		1.73%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.63%	1.68%	(f)	1.73%	(d)
Net investment income (loss)	1.08%	1.26%	(f)	(1.43%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$175	$32		$3
Portfolio turnover	50%	63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

18p	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2013 PROSPECTUS

	Year Ended October 31,
	2012	2011	2010	2009(a)
Class R5
Per share data
Net asset value, beginning of period	$12.54	$13.79	$11.42	$10.00
Income from investment operations:
Net investment income	0.21	0.18	0.13	0.02
Net realized and unrealized gain (loss)	0.37	(1.33)	2.27	1.40
Total from investment operations	0.58	(1.15)	2.40	1.42
Less distributions to shareholders:
Net investment income	(0.18)	(0.08)	(0.02)	—
Net realized gains	(0.56)	(0.02)	(0.01)	—
Total distributions to shareholders	(0.74)	(0.10)	(0.03)	—
Net asset value, end of period	$12.38	$12.54	$13.79	$11.42
Total return	5.44%	(8.42% )	21.06%	14.20%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.01% (c)	0.98% (c)	1.09%	1.67%	(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.01% (c)	0.98% (c)	1.09%	1.15%	(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.01%	0.98%	1.09%	1.67%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.01%	0.98%	1.09%	1.15%	(d)
Net investment income	1.76%	1.31%	1.09%	0.47%	(d)
Supplemental data
Net assets, end of period (in thousands)	$389,978	$504,370	$512,721	$53,643
Portfolio turnover	50%	63%	21%	4%

Notes to Financial Highlights

(a)	For the period from July 15, 2009 (commencement of operations) to October 31, 2009.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2013 PROSPECTUS	19p

	Year Ended October 31,
	2012	2011		2010(a)
Class Z
Per share data
Net asset value, beginning of period	$12.51	$13.79		$13.32
Income from investment operations:
Net investment income (loss)	0.17	0.19		(0.01)
Net realized and unrealized gain (loss)	0.40	(1.37)		0.48
Total from investment operations	0.57	(1.18)		0.47
Less distributions to shareholders:
Net investment income	(0.16)	(0.08)		—
Net realized gains	(0.56)	(0.02)		—
Total distributions to shareholders	(0.72)	(0.10)		—
Net asset value, end of period	$12.36	$12.51		$13.79
Total return	5.33%	(8.63%	)	3.53%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.15% (c)	1.24%	(c)	1.23%	(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.15% (c)	1.24%	(c)(f)	1.23%	(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.15%	1.24%		1.23%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.15%	1.24%	(f)	1.23%	(d)
Net investment income (loss)	1.41%	1.35%	(f)	(0.93%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$243	$97		$3
Portfolio turnover	50%	63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

20p	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2013 PROSPECTUS

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Funds. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class Features

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limit and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

• 1.00% CDSC if redeemed within 12 months of purchase and

• 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limit: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limit: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limit and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Plan Administration Services Fee: 0.25% Non-12b-1
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R4(h)

Eligibility: Available only to (i) omnibus retirement plans,(ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	None
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment: None for omnibus retirement plans; $100,000 for combined underlying accounts of eligible registered investment advisers

Investment Limit and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limit and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limit and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None

S.3

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with a grandfathered plan may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

S.10

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%(d)	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(e)
Class I	None	None	None
Class K	None	0.25%(f)	0.25%(f)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(g)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(h)	0.50%(h)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

S.12

(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)	The Distributor has voluntarily agreed, effective January 1, 2013, to waive the distribution fee it receives from Class B shares of the Columbia Seligman Communications and Information Fund.
(e)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(f)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(g)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(h)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

S.13

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

S.14

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security. To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

S.15

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

S.16

If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

S.17

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

S.18

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

S.19

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

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Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

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Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only to eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to (i) omnibus retirement plans, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class R4 shares were named Class R3 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

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Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund. As with other minimum initial investment requirements, the Distributor may, in its sole discretion, waive the minimum initial investment requirement for Class Y shares.

Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Z accounts in a Fund after March 28, 2013 if the affiliated plan opened a Class Z account on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares, but such a plan may establish new accounts in a different share class for which the plan is eligible. The Distributor may, in its sole discretion, delay the funding requirement described above for omnibus retirement plans to allow an omnibus retirement plan that opened a Class Z account (the initial Class Z account) with the Fund as of the close of business on March 28, 2013 to make additional purchases of Class Z shares, open new Class Z accounts and add new participants after March 28, 2013 so long as the initial Class Z account is funded by July 2, 2013.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions). Effective March 29, 2013, such accounts may, at their holder’s option, exchange Class Z shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

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Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R and Class R4	None	None
Class R5	variable(d)	N/A
Class W	$500	N/A
Class Y	variable(e)	N/A
Class Z	variable(f)	variable(f)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class R5 shares for omnibus retirement plans. A minimum initial investment of $100,000 applies to aggregate purchases of Class R5 shares of a Fund for combined underlying accounts of any registered investment adviser that clears Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements.

(e)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(f)

The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below. The minimum initial investment amount for systematic investment plan accounts is the same as the amount set forth in the first four rows of the table, as applicable.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.

Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

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The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

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•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee may be required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributes portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

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•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period

S.27

that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•

Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Z shares for Class A shares. See Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class Z Shares for details.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

S.28

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

S.29

•

Certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This

S.30

reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may

S.31

experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, if applicable, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional Information About the Fund

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:

By Mail:	Columbia Funds
c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081

By Telephone:	800.345.6611

Online: columbiamanagement.com

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, D.C. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov.You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

The investment company registration number of Columbia Funds Series Trust II, of which the Fund is a series, is 811-21852.

S-6532-99 F (3/13)

Columbia Emerging Markets Bond Fund

Prospectus February 28, 2013

Class	Ticker Symbol
Class A Shares	REBAX
Class B Shares	CMBBX
Class C Shares	REBCX
Class I Shares	RSMIX
Class K Shares*	CMKRX
Class R Shares	CMBRX
Class R4 Shares**	CEBSX
Class R5 Shares	CEBRX
Class W Shares	REMWX
Class Y Shares	CEBYX
Class Z Shares	CMBZX

*	Prior to October 25, 2012, Class K was known as Class R4.
**	Class R4 shares are not available for purchase prior to March 19, 2013.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3P
Investment Objective	3P
Fees and Expenses of the Fund	3P
Principal Investment Strategies	4P
Principal Risks	4P
Performance Information	6P
Fund Management	7P
Purchase and Sale of Fund Shares	7P
Tax Information	8P
Payments to Broker-Dealers and Other Financial Intermediaries	8P
More Information About the Fund	9P
Investment Objective	9P
Principal Investment Strategies	9P
Principal Risks	9P
Additional Investment Strategies and Policies	12P
Fund Management and Compensation	14P
Financial Highlights	16P
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.26
Exchanging Shares	S.27
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA EMERGING MARKETS BOND FUND — 2013 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Emerging Markets Bond Fund (the Fund) seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary, under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.9 of this prospectus and in Appendix D to the Statement of Additional Information (SAI) beginning on page D-1.

Shareholder Fees (fees paid directly from your investment)
	Class A		Class B		Class C		Classes I, K, R, R4, R5, W, Y & Z
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.75%		None		None		None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00%	(a)	5.00%	(b)	1.00%	(c)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I	Class K	Class R	Class R4	Class R5	Class W	Class Y	Class Z
Management Fees	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.50%	0.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses(d)	0.40%	0.40%	0.40%	0.15%	0.45%	0.40%	0.40%	0.20%	0.40%	0.15%	0.40%
Total Annual Fund Operating Expenses	1.18%	1.93%	1.93%	0.68%	0.98%	1.43%	0.93%	0.73%	1.18%	0.68%	0.93%

(a)

Contingent deferred sales charges (CDSC) on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase, with certain limited exceptions.

(b)	This charge decreases over time.
(c)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.
(d)

Other expenses for Class A, Class B, Class C, Class K, Class R, Class W and Class Z shares have been restated to reflect contractual changes to certain fees paid by the Fund and other expenses for Class R4, Class R5 and Class Y shares are based on estimated amounts for the Fund’s current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$590	$832	$1,093	$1,839
Class B (if shares are redeemed)	$696	$906	$1,242	$2,059
Class B (if shares are not redeemed)	$196	$606	$1,042	$2,059
Class C (if shares are redeemed)	$296	$606	$1,042	$2,254
Class C (if shares are not redeemed)	$196	$606	$1,042	$2,254
Class I (whether or not shares are redeemed)	$69	$218	$379	$847
Class K (whether or not shares are redeemed)	$100	$312	$542	$1,201
Class R (whether or not shares are redeemed)	$146	$452	$782	$1,713
Class R4 (whether or not shares are redeemed)	$95	$296	$515	$1,143
Class R5 (whether or not shares are redeemed)	$75	$233	$406	$906
Class W (whether or not shares are redeemed)	$120	$375	$649	$1,432
Class Y (whether or not shares are redeemed)	$69	$218	$379	$847
Class Z (whether or not shares are redeemed)	$95	$296	$515	$1,143

COLUMBIA EMERGING MARKETS BOND FUND — 2013 PROSPECTUS	3p

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified fund. The Fund invests primarily in fixed income securities of emerging markets issuers. For these purposes, emerging market countries are generally those either defined by World Bank-defined per capita income brackets or determined to be an emerging market based on the Fund investment team’s qualitative judgments about a country’s level of economic and institutional development, among other factors. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in fixed income securities of issuers that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. Fixed income securities may be denominated in either U.S. dollars or the local currency of the issuer. While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single issuer. The Fund can invest in emerging market sovereign debt instruments of any credit quality including those rated investment grade and below investment grade or considered to be of comparable quality (commonly referred to as “high yield securities” or “junk bonds”). Although the emerging markets sovereign debt universe largely consists of investment grade instruments, a significant portion of that universe is rated in these lower rating categories. The Fund may invest up to 100% of its assets in debt securities that are rated below investment grade or, if unrated, determined to be of comparable quality.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity.

The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund share price may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Credit Risk. Credit risk is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

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Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than a more geographically diversified fund.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Rule 144A Securities Risk. The Fund may invest significantly in Rule 144A securities that are determined to be liquid in accordance with procedures adopted by the Fund’s Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them at a particular time.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

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PERFORMANCE INFORMATION

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class A shares (without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Class R4 shares of the Fund did not commence operations prior to the date of this prospectus and, therefore, performance is not yet available. Any share class that does not have available performance would have annual returns substantially similar to those of Class A shares. Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes of the Fund invest in the same portfolio of securities.

The after-tax returns shown in the table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes.

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

(calendar year)

During the periods shown:

¡ Highest return for a calendar quarter was 16.87% (quarter ended June 30, 2009).
¡ Lowest return for a calendar quarter was -12.38% (quarter ended December 31, 2008).

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Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2012)
	Share Class Inception Date	1 year	5 years	Life of Fund
Class A	02/16/06
shares returns before taxes		14.66%	9.85%	9.19%
shares returns after taxes on distributions		12.53%	7.56%	6.94%
shares returns after taxes on distributions and redemption of fund shares		9.56%	7.06%	6.53%
Class B shares returns before taxes	02/16/06	14.53%	9.81%	9.13%
Class C shares returns before taxes	02/16/06	18.44%	10.11%	9.14%
Class I shares returns before taxes	02/16/06	20.98%	11.42%	10.43%
Class K shares returns before taxes	02/16/06	20.65%	11.15%	10.18%
Class R shares returns before taxes	11/16/11	20.07%	10.74%	9.79%
Class R5 shares returns before taxes	11/08/12	20.49%	10.94%	9.98%
Class W shares returns before taxes	12/01/06	20.35%	10.89%	9.93%
Class Y shares returns before taxes	11/08/12	20.50%	10.94%	9.98%
Class Z shares returns before taxes	09/27/10	20.72%	11.09%	10.08%
J.P. Morgan Emerging Markets Bond Index-Global (reflects no deduction for fees, expenses or taxes)		18.54%	10.47%	9.60%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jim Carlen, CFA	Portfolio Manager	Co-manager	2008
Nicholas Pifer, CFA	Portfolio Manager	Co-manager	2006

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:

Online	Regular Mail	Express Mail	By Telephone
columbiamanagement.com	Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081	Columbia Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Suite 8081, Canton, MA 02021-2809	800.422.3737

You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, exchange or sell shares of the Fund in or from your account with the intermediary.

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The minimum initial investment amounts for the share classes offered by the Fund are shown below:

Minimum Initial Investment

Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes A, B* & C	Nonqualified accounts	$2,000	$100
	Individual retirement accounts	$1,000	$100
Classes I, K*, R & R4**	All eligible accounts	None	None
Class R5	Combined underlying accounts of eligible registered investment advisers	$100,000	N/A
	Omnibus retirement plans	None	N/A
Class W	All eligible accounts	$500	N/A
Class Y	Omnibus retirement plans with at least $10 million in plan assets	None	N/A
	All other eligible omnibus retirement plans	$500,000	N/A
Class Z	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor.	$100

*	This class of shares is generally closed to new investors
**	Class R4 shares are not available for purchase prior to March 19, 2013.

There is no minimum additional investment for any share class.

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Emerging Markets Bond Fund (the Fund) seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation. Only shareholders can change the Fund’s objective. Because any investment involves risk, there is no assurance the Fund’s objective will be achieved.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified fund. The Fund invests primarily in fixed income securities of emerging markets issuers. For these purposes, emerging market countries are generally those either defined by World Bank-defined per capita income brackets or determined to be an emerging market based on the Fund investment team’s qualitative judgments about a country’s level of economic and institutional development, among other factors. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in fixed income securities of issuers that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. Fixed income securities may be denominated in either -U.S. dollars or the local currency of the issuer. While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single issuer. The Fund can invest in emerging market sovereign debt instruments of any credit quality including those rated investment grade and below investment grade or considered to be of comparable quality (commonly referred to as “high yield securities” or “junk bonds”). Although the emerging markets sovereign debt universe largely consists of investment grade instruments, a significant portion of that universe is rated in these lower rating categories. The Fund may invest up to 100% of its assets in debt securities that are rated below investment grade or, if unrated, determined to be of comparable quality.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund and the Fund’s investors face as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk.

The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.

In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager) chooses investments by:

•	Analyzing the creditworthiness of emerging market countries;

•

Seeking to evaluate the best relative value opportunities among emerging market countries, by comparing sovereign debt spreads to fundamental creditworthiness and comparing the recent sovereign debt spread relationships among countries to historic relationships; and

•	Seeking to identify emerging markets bonds that can take advantage of attractive local interest rates and provide exposure to undervalued currencies.

In evaluating whether to sell a security, the Investment Manager considers, among other factors, whether in its view:

•	The security is overvalued;

•	The security has new credit risks; or

•	The security continues to meet the standards described above.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund share price may go down.

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Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Credit Risk. Credit risk is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

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Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium — a higher interest rate or yield — because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors.

Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Rule 144A Securities Risk. The Fund may invest significantly in Rule 144A securities that are determined to be liquid in accordance with procedures adopted by the Fund’s Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

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With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debtholders. Sovereign debt risk is increased for emerging market issuers.

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Investment Guidelines

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset. For these purposes, the Fund determines the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.

Holding Other Kinds of Investments

The Fund may hold investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. For more information on the Fund’s holdings, see the Fund’s shareholder reports.

Transactions in Derivatives

The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the SAI.

Investing in Affiliated Funds

The Investment Manager or an affiliate serves as investment adviser to mutual funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds” and provide asset-allocation services to shareholders by investing in shares of other Columbia Funds, including the Fund (collectively referred to in this section as Underlying Funds), and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base.

12p	COLUMBIA EMERGING MARKETS BOND FUND — 2013 PROSPECTUS

Because of these large positions of the affiliated products, the Underlying Funds may experience relatively large purchases or redemptions. Although the Investment Manager may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell securities to manage these transactions. Further, when the Investment Manager structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.

Lending of Portfolio Securities

The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

The Fund currently does not participate in the securities lending program, but the Board of Trustees (the Board) may renew participation in the future. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports to shareholders.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. The Fund may take such defensive investment positions for as long a period as deemed necessary. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. For information on the risks of investing in derivatives, see Transactions in Derivatives above.

The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also Investing in Money Market Funds under the section “Additional Management Information” for more information.

Portfolio Holdings Disclosure

The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed, as described in the SAI.

Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the website may not always be current.

Mailings to Households

In order to reduce shareholder expenses the Fund may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive separate copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

COLUMBIA EMERGING MARKETS BOND FUND — 2013 PROSPECTUS	13p

Understanding Annual Fund Operating Expenses

The Fund’s annual operating expenses, presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect fee arrangements as of the date of this prospectus, and are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or a later date, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that, the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (a) investment management fees; (b) distribution and/or service (Rule 12b-1) fees; and (c) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.

Expense Reimbursement Arrangements and Impact on Past Performance

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through February 28, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Class I	0.83%
Class K	1.13%
Class R	1.50%
Class R4	1.00%
Class R5	0.88%
Class W	1.25%
Class Y	0.83%
Class Z	1.00%

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers/expense reimbursements, the Fund’s returns would have been lower.

FUND MANAGEMENT AND COMPENSATION

The Investment Manager

The Investment Manager is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries.

14p	COLUMBIA EMERGING MARKETS BOND FUND — 2013 PROSPECTUS

Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determines what securities and other investments the Fund should buy or sell and executes the portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing investments.

The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates. At present, the Investment Manager has not engaged any investment subadviser for the Fund.

The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Investment Manager by the Fund amounted to 0.53% of average daily net assets of the Fund. A discussion regarding the basis for the Board approving the renewal of the Fund’s investment management services agreement with the Investment Manager is available in the Fund’s semiannual report to shareholders for the fiscal period ended April 30, 2012.

Portfolio Manager

Information about the Fund’s portfolio manager(s) primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about portfolio manager(s), including information relating to compensation, other accounts managed by the portfolio manager(s) and ownership by portfolio manager(s) of securities in the Fund.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jim Carlen, CFA	Portfolio Manager	Co-manager	2008
Nicholas Pifer, CFA	Portfolio Manager	Co-manager	2006

Mr. Carlen joined the Investment Manager in 1996. Mr. Carlen began his investment career in 1996 and earned an M.S. from Georgetown University.

Mr. Pifer joined the Investment Manager in 2000. Mr. Pifer began his investment career in 1990 and earned an M.A. from Johns Hopkins University School of Advanced International Studies.

COLUMBIA EMERGING MARKETS BOND FUND — 2013 PROSPECTUS	15p

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. (The Financial Highlights tables for Class R4, Class R5 and Class Y are not included since these classes of shares began operations after the Fund’s fiscal year end and, therefore, have no financial reporting). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The information for the most recent fiscal year has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for prior fiscal years has been derived from the financial statements audited by the Fund’s former Independent Registered Public Accounting Firm, Ernst & Young LLP.

	Year ended October 31,
	2012	2011	2010	2009	2008
Class A
Per share data
Net asset value, beginning of period	$11.33	$11.69	$10.35	$7.05	$10.57
Income from investment operations:
Net investment income	0.65	0.68	0.76	0.53	0.61
Net realized and unrealized gain (loss)	1.16	(0.29)	1.32	3.22	(3.43)
Total from investment operations	1.81	0.39	2.08	3.75	(2.82)
Less distributions to shareholders:
Net investment income	(0.63)	(0.75)	(0.74)	(0.45)	(0.61)
Net realized gains	—	—	—	—	(0.09)
Total distributions to shareholders	(0.63)	(0.75)	(0.74)	(0.45)	(0.70)
Net asset value, end of period	$12.51	$11.33	$11.69	$10.35	$7.05
Total return	16.51%	3.58%	20.75%	54.87%	(28.44% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.16%	1.35%	1.37%	1.37%	1.41%
Net expenses after fees waived or expenses reimbursed(b)	1.16%	1.28% (c)	1.31%	1.27%	1.40%
Net investment income	5.54%	5.91% (c)	6.93%	5.85%	6.31%
Supplemental data
Net assets, end of period (in thousands)	$284,818	$162,047	$76,725	$32,726	$9,671
Portfolio turnover	21%	24%	38%	62%	82%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

16p	COLUMBIA EMERGING MARKETS BOND FUND — 2013 PROSPECTUS

	Year ended October 31,
	2012	2011	2010	2009	2008
Class B
Per share data
Net asset value, beginning of period	$11.32	$11.67	$10.34	$7.05	$10.55
Income from investment operations:
Net investment income	0.57	0.60	0.67	0.46	0.55
Net realized and unrealized gain (loss)	1.16	(0.30)	1.31	3.22	(3.42)
Total from investment operations	1.73	0.30	1.98	3.68	(2.87)
Less distributions to shareholders:
Net investment income	(0.54)	(0.65)	(0.65)	(0.39)	(0.54)
Net realized gains	—	—	—	—	(0.09)
Total distributions to shareholders	(0.54)	(0.65)	(0.65)	(0.39)	(0.63)
Net asset value, end of period	$12.51	$11.32	$11.67	$10.34	$7.05
Total return	15.73%	2.77%	19.76%	53.60%	(28.85% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.90%	2.22%	2.13%	2.15%	2.19%
Net expenses after fees waived or expenses reimbursed(b)	1.90%	2.04% (c)	2.08%	2.04%	2.17%
Net investment income	4.87%	5.27% (c)	6.20%	5.28%	5.61%
Supplemental data
Net assets, end of period (in thousands)	$2,908	$2,846	$3,569	$2,420	$1,178
Portfolio turnover	21%	24%	38%	62%	82%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

	Year ended October 31,
	2012	2011	2010	2009	2008
Class C
Per share data
Net asset value, beginning of period	$11.30	$11.65	$10.32	$7.04	$10.54
Income from investment operations:
Net investment income	0.56	0.58	0.67	0.45	0.55
Net realized and unrealized gain (loss)	1.15	(0.26)	1.32	3.22	(3.42)
Total from investment operations	1.71	0.32	1.99	3.67	(2.87)
Less distributions to shareholders:
Net investment income	(0.55)	(0.67)	(0.66)	(0.39)	(0.54)
Net realized gains	—	—	—	—	(0.09)
Total distributions to shareholders	(0.55)	(0.67)	(0.66)	(0.39)	(0.63)
Net asset value, end of period	$12.46	$11.30	$11.65	$10.32	$7.04
Total return	15.55%	2.96%	19.87%	53.57%	(28.88% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.91%	2.03%	2.14%	2.13%	2.18%
Net expenses after fees waived or expenses reimbursed(b)	1.91%	2.02% (c)	2.06%	2.03%	2.16%
Net investment income	4.78%	5.11% (c)	6.14%	5.06%	5.64%
Supplemental data
Net assets, end of period (in thousands)	$45,979	$19,877	$3,622	$722	$191
Portfolio turnover	21%	24%	38%	62%	82%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA EMERGING MARKETS BOND FUND — 2013 PROSPECTUS	17p

	Year ended October 31,
	2012	2011	2010	2009	2008
Class I
Per share data
Net asset value, beginning of period	$11.34	$11.69	$10.35	$7.05	$10.57
Income from investment operations:
Net investment income	0.72	0.73	0.77	0.57	0.69
Net realized and unrealized gain (loss)	1.14	(0.27)	1.35	3.22	(3.46)
Total from investment operations	1.86	0.46	2.12	3.79	(2.77)
Less distributions to shareholders:
Net investment income	(0.69)	(0.81)	(0.78)	(0.49)	(0.66)
Net realized gains	—	—	—	—	(0.09)
Total distributions to shareholders	(0.69)	(0.81)	(0.78)	(0.49)	(0.75)
Net asset value, end of period	$12.51	$11.34	$11.69	$10.35	$7.05
Total return	16.96%	4.18%	21.19%	55.52%	(28.08% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.68%	0.83%	0.92%	0.88%	0.91%
Net expenses after fees waived or expenses reimbursed(b)	0.68%	0.83%	0.92%	0.85%	0.91%
Net investment income	6.11%	6.43%	7.13%	6.59%	6.89%
Supplemental data
Net assets, end of period (in thousands)	$163,508	$146,569	$78,154	$106,359	$65,282
Portfolio turnover	21%	24%	38%	62%	82%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended October 31,
	2012	2011	2010	2009	2008
Class K(a)
Per share data
Net asset value, beginning of period	$11.31	$11.68	$10.35	$7.05	$10.56
Income from investment operations:
Net investment income	0.68	0.71	0.72	0.54	0.67
Net realized and unrealized gain (loss)	1.16	(0.31)	1.35	3.23	(3.43)
Total from investment operations	1.84	0.40	2.07	3.77	(2.76)
Less distributions to shareholders:
Net investment income	(0.65)	(0.77)	(0.74)	(0.47)	(0.66)
Net realized gains	—	—	—	—	(0.09)
Total distributions to shareholders	(0.65)	(0.77)	(0.74)	(0.47)	(0.75)
Net asset value, end of period	$12.50	$11.31	$11.68	$10.35	$7.05
Total return	16.87%	3.65%	20.75%	55.14%	(27.98% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.98%	1.17%	1.27%	1.18%	1.22%
Net expenses after fees waived or expenses reimbursed(c)	0.98%	1.13%	1.22%	1.11%	0.97%
Net investment income	5.78%	6.18%	6.52%	6.31%	6.82%
Supplemental data
Net assets, end of period (in thousands)	$72	$62	$124	$23	$15
Portfolio turnover	21%	24%	38%	62%	82%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

18p	COLUMBIA EMERGING MARKETS BOND FUND — 2013 PROSPECTUS

	Year ended October 31, 2012(a)
Class R
Per share data
Net asset value, beginning of period	$11.30
Income from investment operations:
Net investment income	0.58
Net realized and unrealized gain	1.23
Total from investment operations	1.81
Less distributions to shareholders:
Net investment income	(0.61)
Total distributions to shareholders	(0.61)
Net asset value, end of period	$12.50
Total return	16.57%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.42%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.42%	(c)
Net investment income	5.15%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,877
Portfolio turnover	21%

Notes to Financial Highlights

(a)	For the period from November 16, 2011 (commencement of operations) to October 31, 2012.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended October 31,
	2012	2011	2010	2009	2008
Class W
Per share data
Net asset value, beginning of period	$11.31	$11.68	$10.34	$7.05	$10.55
Income from investment operations:
Net investment income	0.66	0.68	0.75	0.53	0.56
Net realized and unrealized gain (loss)	1.15	(0.30)	1.32	3.21	(3.36)
Total from investment operations	1.81	0.38	2.07	3.74	(2.80)
Less distributions to shareholders:
Net investment income	(0.63)	(0.75)	(0.73)	(0.45)	(0.61)
Net realized gains	—	—	—	—	(0.09)
Total distributions to shareholders	(0.63)	(0.75)	(0.73)	(0.45)	(0.70)
Net asset value, end of period	$12.49	$11.31	$11.68	$10.34	$7.05
Total return	16.53%	3.47%	20.68%	54.69%	(28.29% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.15%	1.45%	1.37%	1.33%	1.35%
Net expenses after fees waived or expenses reimbursed(b)	1.15%	1.30% (c)	1.37%	1.30%	1.35%
Net investment income	5.63%	5.96% (c)	6.93%	6.18%	6.08%
Supplemental data
Net assets, end of period (in thousands)	$63,707	$67,886	$74,067	$117,037	$104,386
Portfolio turnover	21%	24%	38%	62%	82%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA EMERGING MARKETS BOND FUND — 2013 PROSPECTUS	19p

	Year ended October 31,
	2012	2011	2010(a)
Class Z
Per share data
Net asset value, beginning of period	$11.35	$11.69	$11.47
Income from investment operations:
Net investment income	0.68	0.68	0.07
Net realized and unrealized gain (loss)	1.14	(0.22)	0.24
Total from investment operations	1.82	0.46	0.31
Less distributions to shareholders:
Net investment income	(0.66)	(0.80)	(0.09)
Total distributions to shareholders	(0.66)	(0.80)	(0.09)
Net asset value, end of period	$12.51	$11.35	$11.69
Total return	16.64%	4.16%	2.68%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.91%	0.84%	1.32%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.91%	0.84% (e)	0.97%	(c)
Net investment income	5.72%	6.03% (e)	7.36%	(c)
Supplemental data
Net assets, end of period (in thousands)	$144,687	$35,902	$123
Portfolio turnover	21%	24%	38%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

20p	COLUMBIA EMERGING MARKETS BOND FUND — 2013 PROSPECTUS

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Funds. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class Features

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limit and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

• 1.00% CDSC if redeemed within 12 months of purchase and

• 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limit: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limit: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limit and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Plan Administration Services Fee: 0.25% Non-12b-1
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R4(h)

Eligibility: Available only to (i) omnibus retirement plans,(ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	None
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment: None for omnibus retirement plans; $100,000 for combined underlying accounts of eligible registered investment advisers

Investment Limit and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limit and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limit and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None

S.3

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with a grandfathered plan may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

S.10

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%(d)	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(e)
Class I	None	None	None
Class K	None	0.25%(f)	0.25%(f)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(g)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(h)	0.50%(h)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

S.12

(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)	The Distributor has voluntarily agreed, effective January 1, 2013, to waive the distribution fee it receives from Class B shares of the Columbia Seligman Communications and Information Fund.
(e)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(f)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(g)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(h)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

S.13

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

S.14

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security. To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

S.15

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

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If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

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The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

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Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

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Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

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Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

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Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only to eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to (i) omnibus retirement plans, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class R4 shares were named Class R3 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

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Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund. As with other minimum initial investment requirements, the Distributor may, in its sole discretion, waive the minimum initial investment requirement for Class Y shares.

Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Z accounts in a Fund after March 28, 2013 if the affiliated plan opened a Class Z account on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares, but such a plan may establish new accounts in a different share class for which the plan is eligible. The Distributor may, in its sole discretion, delay the funding requirement described above for omnibus retirement plans to allow an omnibus retirement plan that opened a Class Z account (the initial Class Z account) with the Fund as of the close of business on March 28, 2013 to make additional purchases of Class Z shares, open new Class Z accounts and add new participants after March 28, 2013 so long as the initial Class Z account is funded by July 2, 2013.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions). Effective March 29, 2013, such accounts may, at their holder’s option, exchange Class Z shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

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Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R and Class R4	None	None
Class R5	variable(d)	N/A
Class W	$500	N/A
Class Y	variable(e)	N/A
Class Z	variable(f)	variable(f)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class R5 shares for omnibus retirement plans. A minimum initial investment of $100,000 applies to aggregate purchases of Class R5 shares of a Fund for combined underlying accounts of any registered investment adviser that clears Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements.

(e)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(f)

The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below. The minimum initial investment amount for systematic investment plan accounts is the same as the amount set forth in the first four rows of the table, as applicable.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.

Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

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The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

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•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee may be required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributes portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

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•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period

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that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•

Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Z shares for Class A shares. See Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class Z Shares for details.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

S.28

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

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•

Certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This

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reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may

S.31

experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, if applicable, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional Information About the Fund

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:

By Mail:	Columbia Funds c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081
By Telephone:	800.345.6611

Online: columbiamanagement.com

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, D.C. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov.You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

The investment company registration number of Columbia Funds Series Trust II, of which the Fund is a series, is 811-21852.

S-6398-99 I (3/13)

Columbia Emerging Markets Opportunity Fund

Prospectus March 1, 2013

Columbia Emerging Markets Opportunity Fund seeks to provide shareholders with long-term capital growth.

Class	Ticker Symbol
Class A	IDEAX
Class B	IEMBX
Class C	RMCEX
Class I	RSRIX
Class K*	CEORX
Class R	REMRX
Class R5	REMFX
Class W	CMOWX
Class Z	CEOZX

*	Prior to October 25, 2012, Class K was known as Class R4.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

SUMMARY OF THE FUND

Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	5p
Past Performance	7p
Fund Management	8p
Buying and Selling Shares	8p
Tax Information	9p
Financial Intermediary Compensation	9p
More Information About the Fund	10p
Investment Objective	10p
Principal Investment Strategies of the Fund	10p
Principal Risks of Investing in the Fund	10p
More About Annual Fund Operating Expenses and Past Performance	13p
Other Investment Strategies and Risks	14p
Fund Management and Compensation	15p
Financial Highlights	17p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.26
Exchanging Shares	S.27
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2013 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Emerging Markets Opportunity Fund (the Fund) seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.9 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)
	Class A		Class B		Class C		Classes I, K, R, R5, W & Z
Maximum sales charge (load) imposed on purchases, as a % of offering price	5.75%		None		None		None
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or current net asset value	1.00%	(a)	5.00%	(b)	1.00%	(c)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class B		Class C		Class I		Class K		Class R		Class R5		Class W		Class Z
Management fees	1.09%		1.09%		1.09%		1.09%		1.09%		1.09%		1.09%		1.09%		1.09%
Distribution and/or service (12b-1) fees	0.25%		1.00%		1.00%		0.00%		0.00%		0.50%		0.00%		0.25%		0.00%
Other expenses(d)	0.55%		0.55%		0.55%		0.22%		0.52%		0.55%		0.27%		0.55%		0.55%
Total annual fund operating expenses	1.89%		2.64%		2.64%		1.31%		1.61%		2.14%		1.36%		1.89%		1.64%
Less: Fee waiver and/or expense reimbursement(e)	(0.11%	)	(0.11%	)	(0.11%	)	(0.00%	)	(0.00%	)	(0.11%	)	(0.00%	)	(0.11%	)	(0.11%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(e)	1.78%		2.53%		2.53%		1.31%		1.61%		2.03%		1.36%		1.78%		1.53%

(a)

Contingent deferred sales charges (CDSC) on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase, with certain limited exceptions.

(b)	This charge decreases over time.
(c)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.
(d)	Other expenses for Class A, Class B, Class C, Class K, Class R, Class R5, Class W and Class Z shares have been restated to reflect contractual changes to certain fees paid by the Fund.
(e)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until February 28, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.78% for Class A, 2.53% for Class B, 2.53% for Class C, 1.33% for Class I, 1.63% for Class K, 2.03% for Class R, 1.38% for Class R5, 1.78% for Class W and 1.53% for Class Z.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2013 PROSPECTUS	3p

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$745	$1,125	$1,528	$2,651
Class B (if shares are redeemed)	$756	$1,110	$1,590	$2,784
Class B (if shares are not redeemed)	$256	$810	$1,390	$2,784
Class C (if shares are redeemed)	$356	$810	$1,390	$2,965
Class C (if shares are not redeemed)	$256	$810	$1,390	$2,965
Class I (whether or not shares are redeemed)	$133	$415	$718	$1,579
Class K (whether or not shares are redeemed)	$164	$508	$876	$1,911
Class R (whether or not shares are redeemed)	$206	$659	$1,139	$2,464
Class R5 (whether or not shares are redeemed)	$138	$431	$745	$1,635
Class W (whether or not shares are redeemed)	$181	$583	$1,011	$2,203
Class Z (whether or not shares are redeemed)	$156	$507	$881	$1,934

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets are primarily invested in equity securities of emerging markets companies. For these purposes, emerging markets are countries characterized as developing or emerging by either the World Bank or the United Nations. Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in securities of companies that are located in emerging market countries, or that earn 50% or more of their total revenues from goods or services produced in emerging market countries or from sales made in emerging market countries. The Fund can invest in securities of companies of any size, including small- and mid-capitalization companies. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

The Fund may invest in derivatives, including futures, forwards, options and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset. The Fund may attempt to hedge the effects of currency value fluctuations on the Fund’s investments.

The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.

The Fund may invest in securities that Columbia Management Investment Advisers, LLC, the Fund’s investment adviser (the Investment Manager), believes are undervalued, represent growth opportunities, or both. The Investment Manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. The Investment Manager may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies.

4p	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2013 PROSPECTUS

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

Derivatives Risk/Options Risk. The Fund may buy and sell call and put options. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. These transactions involve other risks, including counterparty risk and hedging risk.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2013 PROSPECTUS	5p

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than a more geographically diversified fund.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Fund determines to invest in IPOs, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO are available to the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

6p	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2013 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class A shares (without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses and sales charges (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes of the Fund invest in the same portfolio of securities.

The after-tax returns shown in the table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares are higher than before-tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

(calendar year)

During the periods shown:

¡ Highest return for a calendar quarter was 32.99% (quarter ended June 30, 2009).
¡ Lowest return for a calendar quarter was —29.68% (quarter ended September 30, 2008).

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2013 PROSPECTUS	7p

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2012)
	Share Class Inception Date	1 year	5 years	10 years
Class A	11/13/96
shares returns before taxes		12.80%	–3.59%	13.67%
shares returns after taxes on distributions		13.01%	–3.81%	12.22%
shares returns after taxes on distributions and redemption of fund shares		8.60%	–2.95%	11.78%
Class B shares returns before taxes	11/13/96	13.68%	–3.52%	13.46%
Class C shares returns before taxes	06/26/00	17.61%	–3.17%	13.47%
Class I shares returns before taxes	03/04/04	20.29%	–1.92%	14.85%
Class K shares returns before taxes	11/13/96	19.89%	–2.16%	14.61%
Class R shares returns before taxes	08/03/09	19.35%	–2.68%	14.04%
Class R5 shares returns before taxes	08/01/08	20.17%	–2.02%	14.59%
Class W shares returns before taxes	09/27/10	19.59%	–2.47%	14.30%
Class Z shares returns before taxes	09/27/10	19.97%	–2.32%	14.42%
MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)		18.22%	–0.92%	16.52%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Dara J. White, CFA	Lead Manager	March 2013
Robert B. Cameron	Co-manager	March 2013
Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM	Co-manager	March 2013

BUYING AND SELLING SHARES

Minimum Initial Investment

Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes A, B* & C	Nonqualified accounts	$2,000	$100
	Individual retirement accounts	$1,000	$100
Classes I, K* & R	All eligible accounts	None	None
Class R5	Combined underlying accounts of eligible registered investment advisers	$100,000	N/A
	Omnibus retirement plans	None	N/A
Class W	All eligible accounts	$500	N/A
Class Z	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor	$100

*	This class of shares is generally closed to new investors.

There is no minimum additional investment for any share class.

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

8p	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2013 PROSPECTUS

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2013 PROSPECTUS	9p

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Emerging Markets Opportunity Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets are primarily invested in equity securities of emerging markets companies. For these purposes, emerging markets are countries characterized as developing or emerging by either the World Bank or the United Nations. Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in securities of companies that are located in emerging market countries, or that earn 50% or more of their total revenues from goods or services produced in emerging market countries or from sales made in emerging market countries. The Fund can invest in securities of companies of any size, including small- and mid-capitalization companies. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

The Fund may invest in derivatives, including futures, forwards, options and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset. The Fund may attempt to hedge the effects of currency value fluctuations on the Fund’s investments.

The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.

The Fund may invest in securities that Columbia Management Investment Advisers, LLC, the Fund’s investment adviser (the Investment Manager), believes are undervalued, represent growth opportunities, or both. The Investment Manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. In doing this, the Investment Manager considers, among other factors:

•

various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, price-to-book value and discounted cash flow. The Investment Manager believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.

•

potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

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the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

•	overall economic and market conditions.

The Investment Manager may sell a security when the security’s price reaches a target set by the Investment Manager; if the Investment Manager believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons. The Investment Manager may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the

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counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund). Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument).

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involves risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter market. These transactions involve other risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2013 PROSPECTUS	11p

risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Fund determines to invest in IPOs, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO are available to the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. IPOs sold within 12 months of purchase may result in increased short-term capital gains, which will be taxable to the Fund’s shareholders as ordinary income.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors

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affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Fund portfolio manager’s quantitative analyses or models, or in the data on which they are based, could adversely affect the portfolio manager’s effective use of such analyses or models, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES AND PAST PERFORMANCE

The following information is presented in addition to, and should be read in conjunction with, the information that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses shown in the “Fees and Expenses of the Fund” section of this prospectus are generally based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or later, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table.

The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through February 28, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the

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Fund’s custodian, do not exceed the annual rates of 1.78% for Class A, 2.53% for Class B, 2.53% for Class C, 1.33% for Class I, 1.63% for Class K, 2.03% for Class R, 1.38% for Class R5, 1.78% for Class W and 1.53% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of fee waivers and/or expense reimbursements on Past Performance. The Fund’s returns shown in the “Past Performance” section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers and/or expense reimbursements, the Fund’s returns would have been lower.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies. To the extent not a principal investment strategy, the Fund may also invest in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. Certain ETFs are designed to replicate the price and yield of a specified market index. The share price of these ETFs may not track their specified market index and may trade below net asset value. These ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed (i.e., they do not track an index), which indirectly subjects the Fund to active management risk of the ETF. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

The Fund may invest in derivatives, including as part of its Principal Investment Strategies (see that section of the prospectus to determine which, if any, derivatives the Fund may utilize as “principal”) and/or its non-principal investment strategies. The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the London Interbank Offered Rate, commonly known as LIBOR) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the SAI.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in

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particular derivatives to achieve indirect investment exposures to a sector, country or region when the Investment Manager believes such defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. See above for more information on the risks of investing in derivatives.

The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

The Fund currently does not participate in the securities lending program, but the Board of Trustees (the Board) may determine to renew participation in the future. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports to shareholders.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the Investment Manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the Investment Manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

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The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 1.09% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the renewal of the IMS Agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended April 30, 2012.

Portfolio Managers: The portfolio managers responsible for the day-to-day management of the Fund are:

Dara J. White, CFA, Lead manager

•	Managed the Fund since March 2013.

•	Associated with Columbia Management or its predecessors as an investment professional since 2006.

•	Began investment career in 1998.

•	B.S., Boston College.

Robert B. Cameron, Co-manager

•	Managed the Fund since March 2013.

•	Associated with Columbia Management or its predecessors as an investment professional since October 2008.

•	Began investment career in 1983.

•	B.A., University of Toronto.

Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM, Co-manager

•	Managed the Fund since March 2013.

•	Associated with Columbia Management or its predecessors as an investment professional since 2003.

•	Began investment career in 1995.

•	B.A., Shenzhen University; M.B.A., Willamette University.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The information for the most recent fiscal year has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for prior fiscal years has been derived from the financial statements audited by the Fund’s former Independent Registered Public Accounting Firm, Ernst & Young LLP.

	Year ended October 31,
	2012		2011	2010		2009		2008
Class A
Per share data
Net asset value, beginning of period	$8.24		$9.75	$7.74		$4.96		$14.99
Income from investment operations:
Net investment income	0.02		0.04	0.03		0.02		0.08
Net realized and unrealized gain (loss)	0.36		(1.33)	2.03		2.75		(7.24)
Increase from payments by affiliate	0.01		—	—		—		—
Total from investment operations	0.39		(1.29)	2.06		2.77		(7.16)
Less distributions to shareholders:
Net investment income	—		(0.10)	(0.05)		—		(0.18)
Net realized gains	(0.63)		(0.12)	—		—		(2.69)
Total distributions to shareholders	(0.63)		(0.22)	(0.05)		—		(2.87)
Proceeds from regulatory settlements	0.00	(a)	—	0.00	(a)	0.01		—
Net asset value, end of period	$8.00		$8.24	$9.75		$7.74		$4.96
Total return	5.77%	(b)(c)	(13.55% )	26.70%	(d)	56.05%	(e)	(57.79% )
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed	1.85%		1.79%	1.85%		1.90%		1.87%
Net expenses after fees waived or expenses reimbursed(g)	1.84%	(h)	1.79% (h)	1.85%		1.90%		1.87%
Net investment income	0.30%	(h)	0.38% (h)	0.34%		0.38%		0.78%
Supplemental data
Net assets, end of period (in thousands)	$345,314		$397,803	$523,288		$416,297		$250,088
Portfolio turnover	117%		84%	96%		149%		133%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.
(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.
(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.
(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2013 PROSPECTUS	17p

	Year ended October 31,
	2012		2011		2010		2009		2008
Class B
Per share data
Net asset value, beginning of period	$7.28		$8.64		$6.87		$4.43		$13.73
Income from investment operations:
Net investment income (loss)	(0.03)		(0.04)		(0.03)		(0.02)		0.00 (a)
Net realized and unrealized gain (loss)	0.30		(1.17)		1.80		2.45		(6.53)
Increase from payments by affiliate	0.01		—		—		—		—
Total from investment operations	0.28		(1.21)		1.77		2.43		(6.53)
Less distributions to shareholders:
Net investment income	—		(0.03)		(0.00	)(a)	—		(0.08)
Net realized gains	(0.63)		(0.12)		—		—		(2.69)
Total distributions to shareholders	(0.63)		(0.15)		(0.00	)(a)	—		(2.77)
Proceeds from regulatory settlements	0.00	(a)	—		0.00	(a)	0.01		—
Net asset value, end of period	$6.93		$7.28		$8.64		$6.87		$4.43
Total return	4.96%	(b)(c)	(14.26%	)	25.82%	(d)	55.08%	(e)	(58.08% )
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed	2.61%		2.54%		2.60%		2.68%		2.62%
Net expenses after fees waived or expenses reimbursed(g)	2.59%	(h)	2.54%	(h)	2.60%		2.68%		2.62%
Net investment income (loss)	(0.48%	)(h)	(0.43%	)(h)	(0.42%	)	(0.36%	)	0.02%
Supplemental data
Net assets, end of period (in thousands)	$13,690		$20,944		$37,312		$38,489		$28,179
Portfolio turnover	117%		84%		96%		149%		133%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.
(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.
(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.
(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

18p	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2013 PROSPECTUS

	Year ended October 31,
	2012		2011		2010		2009		2008
Class C
Per share data
Net asset value, beginning of period	$7.25		$8.61		$6.89		$4.44		$13.78
Income from investment operations:
Net investment income (loss)	(0.03)		(0.03)		(0.03)		(0.04)		0.00 (a)
Net realized and unrealized gain (loss)	0.30		(1.17)		1.79		2.48		(6.54)
Increase from payments by affiliate	0.01		—		—		—		—
Total from investment operations	0.28		(1.20)		1.76		2.44		(6.54)
Less distributions to shareholders:
Net investment income	—		(0.04)		(0.04)		—		(0.11)
Net realized gains	(0.63)		(0.12)		—		—		(2.69)
Total distributions to shareholders	(0.63)		(0.16)		(0.04)		—		(2.80)
Proceeds from regulatory settlements	0.00	(a)	—		0.00	(a)	0.01		—
Net asset value, end of period	$6.90		$7.25		$8.61		$6.89		$4.44
Total return	4.99%	(b)(c)	(14.15%	)	25.67%	(d)	55.18%	(e)	(58.15% )
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed	2.61%		2.54%		2.60%		2.60%		2.63%
Net expenses after fees waived or expenses reimbursed(g)	2.59%	(h)	2.54%	(h)	2.60%		2.60%		2.63%
Net investment income (loss)	(0.47%	)(h)	(0.39%	)(h)	(0.43%	)	(0.65%	)	0.03%
Supplemental data
Net assets, end of period (in thousands)	$23,280		$27,910		$38,770		$32,757		$3,163
Portfolio turnover	117%		84%		96%		149%		133%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.
(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.
(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.
(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2013 PROSPECTUS	19p

	Year ended October 31,
	2012		2011	2010		2009		2008
Class I
Per share data
Net asset value, beginning of period	$8.59		$10.15	$8.04		$5.12		$15.38
Income from investment operations:
Net investment income	0.07		0.04	0.07		0.06		0.11
Net realized and unrealized gain (loss)	0.37		(1.34)	2.12		2.85		(7.45)
Increase from payments by affiliate	0.01		—	—		—		—
Total from investment operations	0.45		(1.30)	2.19		2.91		(7.34)
Less distributions to shareholders:
Net investment income	—		(0.14)	(0.08)		—		(0.23)
Net realized gains	(0.63)		(0.12)	—		—		(2.69)
Total distributions to shareholders	(0.63)		(0.26)	(0.08)		—		(2.92)
Proceeds from regulatory settlements	0.00	(a)	—	0.00	(a)	0.01		—
Net asset value, end of period	$8.41		$8.59	$10.15		$8.04		$5.12
Total return	6.27%	(b)(c)	(13.12% )	27.45%	(d)	57.03%	(e)	(57.63% )
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed	1.32%		1.27%	1.35%		1.26%		1.42%
Net expenses after fees waived or expenses reimbursed(g)	1.32%		1.27%	1.35%		1.26%		1.42%
Net investment income	0.84%		0.41%	0.84%		0.77%		0.97%
Supplemental data
Net assets, end of period (in thousands)	$13		$13	$84,279		$68,978		$8
Portfolio turnover	117%		84%	96%		149%		133%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.
(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.
(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.
(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

20p	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2013 PROSPECTUS

	Year ended October 31,
	2012		2011	2010		2009		2008
Class K(a)
Per share data
Net asset value, beginning of period	$8.59		$10.15	$8.05		$5.14		$15.32
Income from investment operations:
Net investment income	0.04		0.05	0.05		0.04		0.11
Net realized and unrealized gain (loss)	0.38		(1.38)	2.11		2.86		(7.45)
Increase from payments by affiliate	0.01		—	—		—		—
Total from investment operations	0.43		(1.33)	2.16		2.90		(7.34)
Less distributions to shareholders:
Net investment income	—		(0.11)	(0.06)		—		(0.15)
Net realized gains	(0.63)		(0.12)	—		—		(2.69)
Total distributions to shareholders	(0.63)		(0.23)	(0.06)		—		(2.84)
Proceeds from regulatory settlements	0.00	(b)	—	0.00	(b)	0.01		—
Net asset value, end of period	$8.39		$8.59	$10.15		$8.05		$5.14
Total return	6.02%	(c)(d)	(13.37% )	26.99%	(e)	56.62%	(f)	(57.58% )
Ratios to average net assets(g)
Expenses prior to fees waived or expenses reimbursed	1.62%		1.59%	1.65%		1.62%		1.73%
Net expenses after fees waived or expenses reimbursed(h)	1.62%		1.59%	1.65%		1.56%		1.47%
Net investment income	0.53%		0.49%	0.51%		0.72%		1.12%
Supplemental data
Net assets, end of period (in thousands)	$583		$627	$1,402		$1,187		$782
Portfolio turnover	117%		84%	96%		149%		133%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.
(b)	Rounds to less than $0.01.
(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.
(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.
(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.
(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2013 PROSPECTUS	21p

	Year ended October 31,
	2012		2011	2010		2009(a)
Class R
Per share data
Net asset value, beginning of period	$8.21		$9.71	$7.74		$7.42
Income from investment operations:
Net investment income (loss)	(0.00	)(b)	0.01	0.00	(b)	(0.01)
Net realized and unrealized gain (loss)	0.35		(1.31)	2.03		0.33
Increase from payments by affiliate	0.01		—	—		—
Total from investment operations	0.36		(1.30)	2.03		0.32
Less distributions to shareholders:
Net investment income	—		(0.08)	(0.06)		—
Net realized gains	(0.63)		(0.12)	—		—
Total distributions to shareholders	(0.63)		(0.20)	(0.06)		—
Proceeds from regulatory settlements	0.00	(b)	—	0.00	(b)	—
Net asset value, end of period	$7.94		$8.21	$9.71		$7.74
Total return	5.41%	(c)(d)	(13.69% )	26.36%	(e)	4.31%
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed	2.11%		2.04%	2.13%		2.06%	(g)
Net expenses after fees waived or expenses reimbursed(h)	2.09%	(i)	2.04% (i)	2.13%		2.06%	(g)
Net investment income (loss)	(0.02%	)(i)	0.11% (i)	0.04%		(0.36%	)(g)
Supplemental data
Net assets, end of period (in thousands)	$6,821		$10,652	$15,165		$12,236
Portfolio turnover	117%		84%	96%		149%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.
(b)	Rounds to less than $0.01.
(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.
(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.
(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.
(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	Annualized.
(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

22p	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2013 PROSPECTUS

	Year ended October 31,
	2012		2011	2010		2009		2008(a)
Class R5
Per share data
Net asset value, beginning of period	$8.61		$10.17	$8.06		$5.13		$9.32
Income from investment operations:
Net investment income	0.06		0.08	0.07		0.05		0.03
Net realized and unrealized gain (loss)	0.37		(1.38)	2.12		2.87		(4.22)
Increase from payments by affiliate	0.01		—	—		—		—
Total from investment operations	0.44		(1.30)	2.19		2.92		(4.19)
Less distributions to shareholders:
Net investment income	—		(0.14)	(0.08)		—		—
Net realized gains	(0.63)		(0.12)	—		—		—
Total distributions to shareholders	(0.63)		(0.26)	(0.08)		—		—
Proceeds from regulatory settlements	0.00	(b)	—	0.00	(b)	0.01		—
Net asset value, end of period	$8.42		$8.61	$10.17		$8.06		$5.13
Total return	6.13%	(c)(d)	(13.14% )	27.36%	(e)	57.12%	(f)	(44.96%	)
Ratios to average net assets(g)
Expenses prior to fees waived or expenses reimbursed	1.36%		1.35%	1.41%		1.31%		1.47%	(h)
Net expenses after fees waived or expenses reimbursed(i)	1.36%		1.35%	1.41%		1.31%		1.47%	(h)
Net investment income	0.80%		0.86%	0.78%		0.68%		1.57%	(h)
Supplemental data
Net assets, end of period (in thousands)	$99		$622	$687		$538		$3
Portfolio turnover	117%		84%	96%		149%		133%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to October 31, 2008.
(b)	Rounds to less than $0.01.
(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.
(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.
(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.
(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)	Annualized.
(i)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2013 PROSPECTUS	23p

	Year ended October 31,
	2012		2011	2010(a)
Class W
Per share data
Net asset value, beginning of period	$8.21		$9.75	$9.23
Income from investment operations:
Net investment income (loss)	0.06		0.03	(0.01)
Net realized and unrealized gain (loss)	0.31		(1.32)	0.53
Increase from payments by affiliate	0.01		—	—
Total from investment operations	0.38		(1.29)	0.52
Less distributions to shareholders:
Net investment income	—		(0.13)	—
Net realized gains	(0.63)		(0.12)	—
Total distributions to shareholders	(0.63)		(0.25)	—
Proceeds from regulatory settlements	0.00	(b)	—	—
Net asset value, end of period	$7.96		$8.21	$9.75
Total return	5.66%	(c)(d)	(13.56% )	5.63%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.83%		1.82%	1.89%	(f)
Net expenses after fees waived or expenses reimbursed(g)	1.83%	(h)	1.82% (h)	1.89%	(f)
Net investment income (loss)	0.73%	(h)	0.37% (h)	(0.71%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$20		$2	$3
Portfolio turnover	117%		84%	96%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)	Rounds to less than $0.01.
(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.
(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

24p	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2013 PROSPECTUS

	Year ended October 31,
	2012		2011	2010(a)
Class Z
Per share data
Net asset value, beginning of period	$8.57		$10.14	$9.60
Income from investment operations:
Net investment income	0.05		0.13	0.00	(b)
Net realized and unrealized gain (loss)	0.37		(1.44)	0.54
Increase from payments by affiliate	0.01		—	—
Total from investment operations	0.43		(1.31)	0.54
Less distributions to shareholders:
Net investment income	—		(0.14)	—
Net realized gains	(0.63)		(0.12)	—
Total distributions to shareholders	(0.63)		(0.26)	—
Proceeds from regulatory settlements	0.00	(b)	—	—
Net asset value, end of period	$8.37		$8.57	$10.14
Total return	6.03%	(c)(d)	(13.25% )	5.63%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.59%		1.59%	1.56%	(f)
Net expenses after fees waived or expenses reimbursed(g)	1.59%	(h)	1.59% (h)	1.56%	(f)
Net investment income (loss)	0.60%	(h)	1.36% (h)	(0.46%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$1,222		$1,005	$21
Portfolio turnover	117%		84%	96%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)	Rounds to less than $0.01.
(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.
(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2013 PROSPECTUS	25p

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Funds. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class Features

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limit and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

•1.00% CDSC if redeemed within 12 months of purchase and

•0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limit: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limit: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limit and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Plan Administration Services Fee: 0.25% Non-12b-1
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R4(h)

Eligibility: Available only to (i) omnibus retirement plans,(ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	None
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment: None for omnibus retirement plans; $100,000 for combined underlying accounts of eligible registered investment advisers

Investment Limit and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limit and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limit and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None

S.3

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with a grandfathered plan may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

S.10

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%(d)	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(e)
Class I	None	None	None
Class K	None	0.25%(f)	0.25%(f)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(g)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(h)	0.50%(h)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

S.12

(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)	The Distributor has voluntarily agreed, effective January 1, 2013, to waive the distribution fee it receives from Class B shares of the Columbia Seligman Communications and Information Fund.
(e)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(f)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(g)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(h)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

S.13

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

S.14

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security. To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

S.15

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

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If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

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The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

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Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

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Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

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Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

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Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only to eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to (i) omnibus retirement plans, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class R4 shares were named Class R3 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

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Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund. As with other minimum initial investment requirements, the Distributor may, in its sole discretion, waive the minimum initial investment requirement for Class Y shares.

Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Z accounts in a Fund after March 28, 2013 if the affiliated plan opened a Class Z account on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares, but such a plan may establish new accounts in a different share class for which the plan is eligible. The Distributor may, in its sole discretion, delay the funding requirement described above for omnibus retirement plans to allow an omnibus retirement plan that opened a Class Z account (the initial Class Z account) with the Fund as of the close of business on March 28, 2013 to make additional purchases of Class Z shares, open new Class Z accounts and add new participants after March 28, 2013 so long as the initial Class Z account is funded by July 2, 2013.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions). Effective March 29, 2013, such accounts may, at their holder’s option, exchange Class Z shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

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Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R and Class R4	None	None
Class R5	variable(d)	N/A
Class W	$500	N/A
Class Y	variable(e)	N/A
Class Z	variable(f)	variable(f)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class R5 shares for omnibus retirement plans. A minimum initial investment of $100,000 applies to aggregate purchases of Class R5 shares of a Fund for combined underlying accounts of any registered investment adviser that clears Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements.

(e)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(f)

The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below. The minimum initial investment amount for systematic investment plan accounts is the same as the amount set forth in the first four rows of the table, as applicable.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.

Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

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The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

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•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee may be required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributes portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

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•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period

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that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•

Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Z shares for Class A shares. See Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class Z Shares for details.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

S.28

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

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•

Certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This

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reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may

S.31

experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, if applicable, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6354-99 Z (3/13)

Columbia European Equity Fund

Prospectus February 28, 2013

Class	Ticker Symbol
Class A Shares	AXEAX
Class B Shares	AEEBX
Class C Shares	REECX
Class I Shares	CEEIX
Class K Shares*	CEQRX
Class W Shares	CEEWX
Class Z Shares	CEEZX

* Prior to October 25, 2012 Class K was known as Class R4.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies	4p
Principal Risks	4p
Performance Information	6p
Fund Management	7p
Purchase and Sale of Fund Shares	7p
Tax Information	8p
Payments to Broker-Dealers and Other Financial Intermediaries	8p
More Information About the Fund	9p
Investment Objective	9p
Principal Investment Strategies	9p
Principal Risks	9p
Additional Investment Strategies and Policies	11p
Fund Management and Compensation	14p
Financial Highlights	16p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.26
Exchanging Shares	S.27
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA EUROPEAN EQUITY FUND — 2013 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia European Equity Fund (the Fund) seeks to provide shareholders with capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary, under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.9 of this prospectus and in Appendix D to the Statement of Additional Information (SAI) under beginning on page D-1.

Shareholder Fees (fees paid directly from your investment)
	Class A		Class B		Class C		Classes I, K, W and Z
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None		None		None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00%	(a)	5.00%	(b)	1.00%	(c)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class B		Class C		Class I		Class K		Class W		Class Z
Management Fees	0.79%		0.79%		0.79%		0.79%		0.79%		0.79%		0.79%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.00%		0.00%		0.25%		0.00%
Other Expenses(d)	0.54%		0.54%		0.54%		0.18%		0.48%		0.54%		0.54%
Total Annual Fund Operating Expenses	1.58%		2.33%		2.33%		0.97%		1.27%		1.58%		1.33%
Less: Fee Waiver and/or Expense Reimbursement(e)	(0.07%	)	(0.07%	)	(0.07%	)	(0.00%	)	(0.00%	)	(0.07%	)	(0.07%	)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(e)	1.51%		2.26%		2.26%		0.97%		1.27%		1.51%		1.26%

(a)

Contingent deferred sales charges (CDSC) on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase, with certain limited exceptions.

(b)	This charge decreases over time.
(c)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.
(d)

Other expenses for Class A, Class B, Class C, Class K and Class Z shares have been restated to reflect contractual changes to certain fees paid by the Fund, and other expenses for Class W shares are based on estimated amounts for the Fund’s current fiscal year.

(e)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until February 28, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.51% for Class A, 2.26% for Class B, 2.26% for Class C, 1.09% for Class I, 1.39% for Class K, 1.51% for Class W and 1.26% for Class Z.

COLUMBIA EUROPEAN EQUITY FUND — 2013 PROSPECTUS	3p

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$720	$1,039	$1,380	$2,340
Class B (if shares are redeemed)	$729	$1,021	$1,439	$2,473
Class B (if shares are not redeemed)	$229	$721	$1,239	$2,473
Class C (if shares are redeemed)	$329	$721	$1,239	$2,661
Class C (if shares are not redeemed)	$229	$721	$1,239	$2,661
Class I (whether or not shares are redeemed)	$99	$309	$536	$1,190
Class K (whether or not shares are redeemed)	$129	$403	$697	$1,534
Class W (whether or not shares are redeemed)	$154	$492	$854	$1,872
Class Z (whether or not shares are redeemed)	$128	$415	$722	$1,595

PORTFOLIO TURNOVER

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 126% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in equity securities of European companies that are believed to offer growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of European companies. These equity securities generally include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts (ADRs), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. A company is considered to be located in Europe if:

•	It is organized under the laws of a European country or has a principal office in a European country;

•	It derives at least 50% of its total revenues from businesses in Europe; or

•	Its equity securities are traded principally on a stock exchange in Europe.

Although the Fund emphasizes investments in developed countries, the Fund also may invest in securities of companies located developing or emerging markets.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund’s exposure to foreign currency.

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

4p	COLUMBIA EUROPEAN EQUITY FUND — 2013 PROSPECTUS

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Geographic Concentration Risk/Europe Risk. Because the Fund concentrates its investments in Europe, the Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. In addition, the private and public sectors’ debt problems of a single EU country can pose significant economic risks to the EU as a whole. As a result, the Fund may be more volatile than a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not concentrate in this region of the world.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

COLUMBIA EUROPEAN EQUITY FUND — 2013 PROSPECTUS	5p

PERFORMANCE INFORMATION

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class A shares (without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes of the Fund invest in the same portfolio of securities.

The after-tax returns shown in the table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares are higher than before tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

(calendar year)

During the periods shown:

¡ Highest return for a calendar quarter was 21.59% (quarter ended September 30, 2010).
¡ Lowest return for a calendar quarter was –22.05% (quarter ended September 30, 2011).

6p	COLUMBIA EUROPEAN EQUITY FUND — 2013 PROSPECTUS

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2012)
	Share Class Inception Date	1 year	5 years	10 years
Class A	06/26/00
shares returns before taxes		13.72%	–1.24%	8.77%
shares returns after taxes on distributions		13.43%	–1.49%	8.45%
shares returns after taxes on distributions and redemption of fund shares		9.40%	–1.15%	7.62%
Class B shares returns before taxes	06/26/00	14.97%	–1.21%	8.59%
Class C shares returns before taxes	06/26/00	18.68%	–0.83%	8.59%
Class I shares returns before taxes	07/15/04	21.28%	0.50%	9.92%
Class K shares returns before taxes	06/26/00	21.05%	0.22%	9.68%
Class W shares returns before taxes	06/18/12	20.64%	–0.08%	9.40%
Class Z shares returns before taxes	09/27/10	21.09%	0.14%	9.52%
MSCI Europe Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		19.12%	–4.34%	8.37%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: Threadneedle International Limited

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Dan Ison	Head of the Pan-European equities team and Portfolio Manager of Threadneedle	Manager	2009

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:

Online	Regular Mail	Express Mail	By Telephone
columbiamanagement.com	Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081	Columbia Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Suite 8081, Canton, MA 02021-2809	800.345.6611

You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, exchange or sell shares of the Fund in or from your account with the intermediary.

The minimum initial investment amounts for the share classes offered by the fund are shown below:

Minimum Initial Investment

Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes A, B* & C	Nonqualified accounts	$2,000	$100
	Individual retirement accounts	$1,000	$100
Classes I & K*	All eligible accounts	None	None
Class W	All eligible accounts	$500	N/A
Class Z	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor.	$100

*	This class of shares is generally closed to new investors

There is no minimum additional investment for any share class.

COLUMBIA EUROPEAN EQUITY FUND — 2013 PROSPECTUS	7p

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

8p	COLUMBIA EUROPEAN EQUITY FUND — 2013 PROSPECTUS

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia European Equity Fund (the Fund) seeks to provide shareholders with capital appreciation. Only shareholders can change the Fund’s objective. Because any investment involves risk, there is no assurance the Fund’s objective will be achieved.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in equity securities of European companies that are believed to offer growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of European companies. These equity securities generally include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts (ADRs), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.

Although the Fund emphasizes investments in developed countries, the Fund also may invest in securities of companies located in developing or emerging markets.

The Fund will normally have exposure to foreign currencies.

For the purpose of selecting securities, a company is considered to be located in Europe if:

•	It is organized under the laws of a European country or has a principal office in a European country;

•	It derives at least 50% of its total revenues from businesses in Europe; or

•	Its equity securities are traded principally on a stock exchange in Europe.

Columbia Management Investment Advisers, LLC (the Investment Manager) serves as the investment manager to the Fund and is responsible for oversight of the Fund’s subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of the Investment Manager.

Threadneedle chooses investments for the Fund by:

•	Deploying an integrated approach to equity research that incorporates stock specific perspectives, regional analysis and a global sector strategy;

•	Conducting detailed research on companies in a consistent strategic and macroeconomic framework; and

•	Implementing rigorous risk control processes that seek to ensure that the risk and return characteristics of the Fund’s portfolio are consistent with established portfolio management parameters.

A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund’s benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees (the Board) without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

COLUMBIA EUROPEAN EQUITY FUND — 2013 PROSPECTUS	9p

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk (i.e., the risk of losses attributable to changes in interest rates) and credit risk (i.e., the risk that the issuer of a fixed-income security may or will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (i.e., the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

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Geographic Concentration Risk/Europe Risk. Because the Fund concentrates its investments in Europe, the Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply. In addition, the private and public sectors’ debt problems of a single EU country can pose significant economic risks to the EU as a whole. Unemployment in Europe has historically been higher than in the United States and public deficits are an ongoing concern in many European countries. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not concentrate in this region of the world.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Investment Guidelines

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset. For these purposes, the Fund determines the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.

Holding Other Kinds of Investments

The Fund may hold investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. For more information on the Fund’s holdings, see the Fund’s shareholder reports.

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Transactions in Derivatives

The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the SAI.

Investing in Affiliated Funds

The Investment Manager or an affiliate serves as investment adviser to mutual funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds” and provide asset-allocation services to shareholders by investing in shares of other Columbia Funds, including the Fund (collectively referred to in this section as Underlying Funds), and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the Underlying Funds may experience relatively large purchases or redemptions. Although the Investment Manager may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell securities to manage these transactions. Further, when the Investment Manager structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.

Lending of Portfolio Securities

The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

The Fund currently does not participate in the securities lending program, but the Board of Trustees may determine to renew participation in the future. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports to shareholders.

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Investing Defensively

The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. The Fund may take such defensive investment positions for as long a period as deemed necessary. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. For information on the risks of investing in derivatives, see Transactions in Derivatives above.

The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also Investing in Money Market Funds under the section Additional Management Information for more information.

Portfolio Holdings Disclosure

The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed, as described in the SAI.

Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the website may not always be current.

Mailings to Households

In order to reduce shareholder expenses the Fund may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive separate copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Understanding Annual Fund Operating Expenses

The Fund’s annual operating expenses, presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect fee arrangements as of the date of this prospectus, and are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or a later date, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table. The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (a) investment management fees; (b) distribution and/or service (Rule 12b-1) fees; and (c) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.

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Expense Reimbursement Arrangements and Impact on Past Performance

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through February 28, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Class A	1.51%
Class B	2.26%
Class C	2.26%
Class I	1.09%
Class K	1.39%
Class W	1.51%
Class Z	1.26%

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers/expense reimbursements, the Fund’s returns would have been lower.

FUND MANAGEMENT AND COMPENSATION

The Investment Manager

The Investment Manager is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries.

Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund. The Investment Manager is responsible for the investment management of the Fund, but has delegated certain of its duties, including day-to-day portfolio management of all or a portion of the Fund’s assets to one or more investment subadvisers that determines what securities and other investments the Fund should buy or sell and executes these portfolio transactions.

The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Investment Manager by the Fund amounted to 0.79% of average daily net assets of the Fund. A discussion regarding the basis for the Board approving the renewal of the Fund’s investment management services agreement with the Investment Manager is available in the Fund’s semiannual report to shareholders for the fiscal period ended April 30, 2012.

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The Investment Manager has, with the approval of the Board, engaged an investment subadviser(s) to make the day-to-day investment decisions for the Fund. The Investment Manager retains ultimate responsibility (subject to Board oversight) for overseeing any subadviser it engages and for evaluating the Fund’s needs and the subadvisers’ skills and abilities on an ongoing basis. Based on its evaluations, the Investment Manager may at times recommend to the Board that the Fund change, add or terminate one or more subadvisers; continue to retain a subadviser even though the subadviser’s ownership or corporate structure has changed; or materially change a subadvisory agreement with a subadviser. A discussion regarding the basis for the Board approving the renewal of the investment subadvisory agreement with Threadneedle is available in the Fund’s semiannual report to shareholders for the fiscal period ended April 30, 2012.

Subadviser

Threadneedle, which has served as Subadviser to the Fund since July 2004, is located at 60 St. Mary Axe, London EC3A 8JQ, England. Threadneedle is an affiliate of the Investment Manager, and an indirect wholly-owned subsidiary of Ameriprise Financial. Threadneedle was founded in 1994 and has experience managing investment strategies covering equities, fixed income, real estate, asset allocation and alternatives.

Portfolio Manager

Information about the Fund’s portfolio manager(s) primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about portfolio manager(s), including information relating to compensation, other accounts managed by the portfolio manager(s) and ownership by portfolio manager(s) of securities in the Fund.

Subadviser: Threadneedle International Limited

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Dan Ison	Head of the Pan-European equities team and Portfolio Manager of Threadneedle	Manager	2009

Mr. Ison joined Threadneedle in 2007. Prior to 2007, he spent thirteen years in European equities at Barings, Beaumont Capital, Schroders and Clareville Capital. Mr. Ison earned an M.A. from Oxford University.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The information for the most recent fiscal year has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for prior fiscal years has been derived from the financial statements audited by the Fund’s former Independent Registered Public Accounting Firm, Ernst & Young LLP.

	Year Ended October 31,
	2012		2011		2010	2009	2008
Class A
Per share data
Net asset value, beginning of period	$5.47		$5.80		$4.86	$3.88	$6.83
Income from investment operations:
Net investment income	0.08		0.05		0.03	0.07	0.06
Net realized and unrealized gain (loss)	0.40		(0.35)		0.98	0.96	(2.96)
Total from investment operations	0.48		(0.30)		1.01	1.03	(2.90)
Less distributions to shareholders:
Net investment income	(0.01)		(0.03)		(0.07)	(0.06)	(0.05)
Total distributions to shareholders	(0.01)		(0.03)		(0.07)	(0.06)	(0.05)
Proceeds from regulatory settlements	—		—		—	0.01	—
Net asset value, end of period	$5.94		$5.47		$5.80	$4.86	$3.88
Total return	8.88%		(5.25%	)	21.14%	27.11% (a)	(42.70% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.54%	(c)	1.55%		1.67%	1.93%	1.58%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.52%	(c)(e)	1.51%	(e)	1.41%	1.61%	1.58%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.54%		1.55%		1.67%	1.93%	1.58%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.52%	(e)	1.51%	(e)	1.41%	1.61%	1.58%
Net investment income	1.42%	(e)	0.84%	(e)	0.63%	1.79%	0.95%
Supplemental data
Net assets, end of period (in thousands)	$52,850		$60,295		$69,831	$64,717	$57,916
Portfolio turnover	126%		121%		115%	154%	180%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

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	Year Ended October 31,
	2012		2011		2010		2009		2008
Class B
Per share data
Net asset value, beginning of period	$5.44		$5.78		$4.83		$3.82		$6.73
Income from investment operations:
Net investment income (loss)	0.04		0.01		(0.00	)(a)	0.05		0.02
Net realized and unrealized gain (loss)	0.39		(0.35)		0.97		0.95		(2.93)
Total from investment operations	0.43		(0.34)		0.97		1.00		(2.91)
Less distributions to shareholders:
Net investment income	—		—		(0.02)		—		—
Total distributions to shareholders	—		—		(0.02)		—		—
Proceeds from regulatory settlements	—		—		—		0.01		—
Net asset value, end of period	$5.87		$5.44		$5.78		$4.83		$3.82
Total return	7.90%		(5.88%	)	20.10%		26.44%	(b)	(43.24% )
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.28%	(d)	2.30%		2.41%		2.74%		2.32%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	2.27%	(d)(f)	2.26%	(f)	2.16%		2.40%		2.32%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.28%		2.30%		2.41%		2.74%		2.32%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	2.27%	(f)	2.26%	(f)	2.16%		2.40%		2.32%
Net investment income (loss)	0.78%	(f)	0.15%	(f)	(0.06%	)	1.22%		0.28%
Supplemental data
Net assets, end of period (in thousands)	$1,492		$2,382		$4,051		$6,124		$10,080
Portfolio turnover	126%		121%		115%		154%		180%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA EUROPEAN EQUITY FUND — 2013 PROSPECTUS	17p

	Year Ended October 31,
	2012		2011		2010	2009		2008
Class C
Per share data
Net asset value, beginning of period	$5.39		$5.72		$4.81	$3.81		$6.71
Income from investment operations:
Net investment income (loss)	0.04		0.01		(0.01)	0.04		0.01
Net realized and unrealized gain (loss)	0.39		(0.34)		0.96	0.95		(2.90)
Total from investment operations	0.43		(0.33)		0.95	0.99		(2.89)
Less distributions to shareholders:
Net investment income	—		—		(0.04)	(0.00	)(a)	(0.01)
Total distributions to shareholders	—		—		(0.04)	(0.00	)(a)	(0.01)
Proceeds from regulatory settlements	—		—		—	0.01		—
Net asset value, end of period	$5.82		$5.39		$5.72	$4.81		$3.81
Total return	7.98%		(5.77%	)	19.96%	26.39%	(b)	(43.10% )
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.31%	(d)	2.29%		2.43%	2.69%		2.33%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	2.27%	(d)(f)	2.26%	(f)	2.17%	2.37%		2.33%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.31%		2.29%		2.43%	2.69%		2.33%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	2.27%	(f)	2.26%	(f)	2.17%	2.37%		2.33%
Net investment income (loss)	0.72%	(f)	0.11%	(f)	(0.10% )	1.07%		0.25%
Supplemental data
Net assets, end of period (in thousands)	$2,106		$1,274		$1,406	$1,157		$954
Portfolio turnover	126%		121%		115%	154%		180%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

18p	COLUMBIA EUROPEAN EQUITY FUND — 2013 PROSPECTUS

	Year Ended October 31,
	2012		2011	2010	2009	2008
Class I
Per share data
Net asset value, beginning of period	$5.50		$5.80	$4.86	$3.89	$6.84
Income from investment operations:
Net investment income	0.10		0.11	0.05	0.09	0.09
Net realized and unrealized gain (loss)	0.41		(0.36)	0.98	0.95	(2.96)
Total from investment operations	0.51		(0.25)	1.03	1.04	(2.87)
Less distributions to shareholders:
Net investment income	(0.05)		(0.05)	(0.09)	(0.08)	(0.08)
Total distributions to shareholders	(0.05)		(0.05)	(0.09)	(0.08)	(0.08)
Proceeds from regulatory settlements	—		—	—	0.01	—
Net asset value, end of period	$5.96		$5.50	$5.80	$4.86	$3.89
Total return	9.36%		(4.36% )	21.61%	27.78% (a)	(42.38% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.97%	(c)	1.00%	1.14%	1.31%	1.08%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	0.97%	(c)	1.00%	0.96%	1.16%	1.08%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.97%		1.00%	1.14%	1.31%	1.08%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	0.97%		1.00%	0.96%	1.16%	1.08%
Net investment income	1.86%		1.83%	1.07%	2.27%	1.50%
Supplemental data
Net assets, end of period (in thousands)	$236,735		$319,236	$8	$6	$5
Portfolio turnover	126%		121%	115%	154%	180%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA EUROPEAN EQUITY FUND — 2013 PROSPECTUS	19p

	Year Ended October 31,
	2012		2011	2010	2009	2008
Class K(a)
Per share data
Net asset value, beginning of period	$5.47		$5.79	$4.86	$3.90	$6.84
Income from investment operations:
Net investment income	0.08		0.06	0.04	0.07	0.08
Net realized and unrealized gain (loss)	0.41		(0.34)	0.97	0.97	(2.94)
Total from investment operations	0.49		(0.28)	1.01	1.04	(2.86)
Less distributions to shareholders:
Net investment income	(0.03)		(0.04)	(0.08)	(0.09)	(0.08)
Total distributions to shareholders	(0.03)		(0.04)	(0.08)	(0.09)	(0.08)
Proceeds from regulatory settlements	—		—	—	0.01	—
Net asset value, end of period	$5.93		$5.47	$5.79	$4.86	$3.90
Total return	9.08%		(4.93% )	21.08%	27.57% (b)	(42.29% )
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.27%	(d)	1.32%	1.49%	1.58%	1.36%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.27%	(d)	1.26%	1.27%	1.39%	1.11%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.27%		1.32%	1.49%	1.58%	1.36%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.27%		1.26%	1.27%	1.39%	1.11%
Net investment income	1.43%		1.08%	0.79%	1.79%	1.35%
Supplemental data
Net assets, end of period (in thousands)	$17		$27	$25	$18	$13
Portfolio turnover	126%		121%	115%	154%	180%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

20p	COLUMBIA EUROPEAN EQUITY FUND — 2013 PROSPECTUS

Year Ended October 31, 2012(a)
Class W
Per share data
Net asset value, beginning of period	$5.21
Income from investment operations:
Net investment income	0.00	(b)
Net realized and unrealized gain	0.73
Total from investment operations	0.73
Net asset value, end of period	$5.94
Total return	14.01%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.64%	(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.52%	(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.64%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.52%	(d)
Net investment income	0.11%
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	126%

Notes to Financial Highlights

(a)	For the period from June 18, 2012 (commencement of operations) to October 31, 2012.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA EUROPEAN EQUITY FUND — 2013 PROSPECTUS	21p

	Year Ended October 31,
	2012		2011		2010(a)
Class Z
Per share data
Net asset value, beginning of period	$5.49		$5.80		$5.52
Income from investment operations:
Net investment income	0.02		0.10		0.00	(b)
Net realized and unrealized gain (loss)	0.47		(0.36)		0.28
Total from investment operations	0.49		(0.26)		0.28
Less distributions to shareholders:
Net investment income	(0.04)		(0.05)		—
Total distributions to shareholders	(0.04)		(0.05)		—
Net asset value, end of period	$5.94		$5.49		$5.80
Total return	9.09%		(4.57%	)	5.07%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.49%	(d)	1.24%		1.96%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.27%	(d)(f)	1.24%	(f)	1.27%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.49%		1.24%		1.96%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.27%	(f)	1.24%	(f)	1.27%
Net investment income	0.34%	(f)	1.72%	(f)	0.12%
Supplemental data
Net assets, end of period (in thousands)	$60,380		$70		$3
Portfolio turnover	126%		121%		115%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

22p	COLUMBIA EUROPEAN EQUITY FUND — 2013 PROSPECTUS

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Funds. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class Features

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limit and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

•  1.00% CDSC if redeemed within 12 months of purchase and

•  0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limit: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limit: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limit and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Plan Administration Services Fee: 0.25% Non-12b-1
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R4(h)

Eligibility: Available only to (i) omnibus retirement plans,(ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	None
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment: None for omnibus retirement plans; $100,000 for combined underlying accounts of eligible registered investment advisers

Investment Limit and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limit and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limit and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None

S.3

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with a grandfathered plan may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

S.10

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%(d)	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(e)
Class I	None	None	None
Class K	None	0.25%(f)	0.25%(f)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(g)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(h)	0.50%(h)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

S.12

(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)	The Distributor has voluntarily agreed, effective January 1, 2013, to waive the distribution fee it receives from Class B shares of the Columbia Seligman Communications and Information Fund.
(e)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(f)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(g)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(h)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

S.13

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

S.14

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security. To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

S.15

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

S.16

If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

S.17

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

S.18

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

S.19

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

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Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

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Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only to eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to (i) omnibus retirement plans, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class R4 shares were named Class R3 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

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Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund. As with other minimum initial investment requirements, the Distributor may, in its sole discretion, waive the minimum initial investment requirement for Class Y shares.

Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Z accounts in a Fund after March 28, 2013 if the affiliated plan opened a Class Z account on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares, but such a plan may establish new accounts in a different share class for which the plan is eligible. The Distributor may, in its sole discretion, delay the funding requirement described above for omnibus retirement plans to allow an omnibus retirement plan that opened a Class Z account (the initial Class Z account) with the Fund as of the close of business on March 28, 2013 to make additional purchases of Class Z shares, open new Class Z accounts and add new participants after March 28, 2013 so long as the initial Class Z account is funded by July 2, 2013.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions). Effective March 29, 2013, such accounts may, at their holder’s option, exchange Class Z shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

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Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R and Class R4	None	None
Class R5	variable(d)	N/A
Class W	$500	N/A
Class Y	variable(e)	N/A
Class Z	variable(f)	variable(f)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class R5 shares for omnibus retirement plans. A minimum initial investment of $100,000 applies to aggregate purchases of Class R5 shares of a Fund for combined underlying accounts of any registered investment adviser that clears Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements.

(e)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(f)

The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below. The minimum initial investment amount for systematic investment plan accounts is the same as the amount set forth in the first four rows of the table, as applicable.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.

Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

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The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

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•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee may be required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributes portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

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•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period

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that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•

Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Z shares for Class A shares. See Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class Z Shares for details.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

S.28

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

S.29

•

Certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This

S.30

reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may

S.31

experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, if applicable, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional Information About the Fund

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:

By Mail:	Columbia Funds c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081
By Telephone:	800.345.6611

Online: columbiamanagement.com

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, D.C. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

FUNDamentals™ is a trademark of Ameriprise Financial.

The investment company registration number of Columbia Funds Series Trust II, of which the Fund is a series, is 811-21852.

S-6006-99 U (3/13)

Columbia Equity Value Fund

Prospectus February 28, 2013

Columbia Equity Value Fund seeks to provide shareholders with growth of capital and income.

Class	Ticker Symbol
Class Y	CEVYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	3p
Principal Risks of Investing in the Fund	3p
Past Performance	4p
Fund Management	5p
Buying and Selling Shares	5p
Tax Information	5p
Financial Intermediary Compensation	5p
More Information About the Fund	6p
Investment Objective	6p
Principal Investment Strategies of the Fund	6p
Principal Risks of Investing in the Fund	6p
More About Annual Fund Operating Expenses and Past Performance	7p
Other Investment Strategies and Risks	8p
Fund Management and Compensation	9p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.26
Exchanging Shares	S.27
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA EQUITY VALUE FUND — 2013 CLASS Y PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Equity Value Fund (the Fund) seeks to provide shareholders with growth of capital and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class Y
Management fees(a)	0.65%
Distribution and/or service (12b-1) fees	0.00%
Other expenses(b)	0.10%
Total annual fund operating expenses	0.75%

(a)	Management fees have been restated to reflect contractual changes to the investment advisory fee rates.
(b)	Other expenses are based on estimated amounts for the current fiscal year.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class Y	$77	$240	$418	$934

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period from April 1, 2011 to February 29, 2012, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio and for the prior fiscal year ended March 31, 2011, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities. These securities, generally common stocks, may provide income, offer the opportunity for long-term capital appreciation, or both. The Fund’s investment philosophy is rooted in the belief that a disciplined, systematic, value-oriented approach to investing primarily in large-cap companies provides investors with an excellent opportunity for long-term growth of capital. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance.

COLUMBIA EQUITY VALUE FUND — 2013 CLASS Y PROSPECTUS	3p

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

Risks of Foreign Investing. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Sector Risk. By emphasizing one or more economic sectors or industries, the Fund may be more susceptible to the financial, market or economic conditions or events affecting the particular issuers, sectors or industries in which it invests than funds that do not so emphasize. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Value Securities Risk. Value securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. Class Y shares of the Fund did not commence operations prior to the date of this prospectus and, therefore, performance is not yet available. The returns shown for all periods are the returns of Class A shares. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares the Fund’s Class A share returns for the periods shown with those of a broad measure of market performance. Except for differences in expenses and sales charges (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes of the Fund invest in the same portfolio of securities.

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

The after-tax returns shown in the table are calculated using the highest historical U.S. individual federal marginal income tax rate and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or individual retirement accounts (IRAs).

CLASS A ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGES)

(calendar year)

During the periods shown:

¡ Highest return for a calendar quarter was 20.48% (quarter ended June 30, 2003).
¡ Lowest return for a calendar quarter was -23.90% (quarter ended December 31, 2008).

4p	COLUMBIA EQUITY VALUE FUND — 2013 CLASS Y PROSPECTUS

Average Annual Total Returns After Applicable Sales Charges (unless otherwise noted)
(for periods ended December 31, 2012)	1 year	5 years	10 years
Columbia Equity Value Fund:
Class A — before taxes	8.85%	–1.95%	7.05%
Class A — after taxes on distributions	8.60%	–2.54%	6.44%
Class A — after taxes on distributions and redemption of fund shares	6.06%	–1.89%	5.96%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	17.51%	0.59%	7.38%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Steve Schroll	Portfolio Manager	2003
Laton Spahr, CFA	Portfolio Manager	2003
Paul Stocking	Portfolio Manager	2006

BUYING AND SELLING SHARES

Minimum Initial Investment

Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Class Y	Omnibus retirement plans with at least $10 million in plan assets	None	N/A
	All other eligible omnibus retirement plans	$500,000	N/A

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

COLUMBIA EQUITY VALUE FUND — 2013 CLASS Y PROSPECTUS	5p

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Equity Value Fund (the Fund) seeks to provide shareholders with growth of capital and income. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities. These securities, generally common stocks, may provide income, offer the opportunity for long-term capital appreciation, or both. The Fund’s investment philosophy is rooted in the belief that a disciplined, systematic, value-oriented approach to investing primarily in large-cap companies provides investors with an excellent opportunity for long-term growth of capital. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager) chooses equity investments by seeking to:

•

Select companies that are undervalued based on a variety of measures, including, but not limited to price-to-earnings ratios, price-to-book ratios, price-to-free cash flow, current and projected dividends, sum-of-the parts or breakup value and historic relative price valuations.

•	Identify companies with moderate growth potential based on:

•	effective management, as demonstrated by overall performance;

•	financial strength; and

•	underappreciated potential for improvement in industry and thematic trends.

In evaluating whether to sell a security, the Investment Manager considers, among other factors, whether:

•	The security is overvalued relative to alternative investments.

•	The security has reached the Investment Manager’s price objective.

•	The company has met the Investment Manager’s earnings and/or growth expectations.

•	The security exhibits unacceptable correlation characteristics with other portfolio holdings.

•	The company or the security continues to meet the other standards described above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

6p	COLUMBIA EQUITY VALUE FUND — 2013 CLASS Y PROSPECTUS

Risks of Foreign Investing. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with political, economic, social and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the risks associated with the process of clearing and settling trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Sector Risk. By emphasizing one or more economic sectors or industries, the Fund may be more susceptible to the financial, market or economic conditions or events affecting the particular issuers, sectors or industries in which it invests than funds that do not so emphasize. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Value Securities Risk. Value securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

MORE ABOUT ANNUAL FUND OPERATING EXPENSES AND PAST PERFORMANCE

The following information is presented in addition to, and should be read in conjunction with, the information that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses shown in the “Fees and Expenses of the Fund” section of this prospectus are generally based on estimated expenses for the Fund’s current fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table.

The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through June 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.77% for Class Y.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of fee waivers and/or expense reimbursements on Past Performance. The Fund’s returns shown in the “Past Performance” section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers and/or expense reimbursements, the Fund’s returns would have been lower.

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OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. Certain ETFs are designed to replicate the price and yield of a specified market index. The share price of these ETFs may not track their specified market index and may trade below net asset value. These ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed (i.e., they do not track an index), which indirectly subjects the Fund to active management risk of the ETF. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Additionally, the Fund may use derivatives such as futures, options, forward contracts and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase investment flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund’s exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions.

For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s Statement of Additional Information (SAI). For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. See above for more information on the risks of investing in derivatives.

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The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

The Fund currently does not participate in the securities lending program, but the Board may renew participation in the future. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports to shareholders.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance.

Directed Brokerage. The Board has adopted a policy prohibiting the Investment Manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the Investment Manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

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The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the fiscal period from April 1, 2011 to February 29, 2012 was 0.64% of the Fund’s average daily net assets, including an adjustment under the terms of a performance incentive arrangement that increased the management fee by 0.02% for the fiscal period. (During the fiscal period, the Fund’s fiscal year end changed from March 31 to February 29.) The fee for the prior fiscal year ended March 31, 2011 was 0.53% of the Fund’s average daily net assets, including an adjustment under the terms of a performance incentive arrangement that increased the management fee by 0.003% for that fiscal year. The performance incentive adjustment (PIA) was computed by comparing the Fund’s performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund’s performance was measured for purposes of the PIA was the Lipper Large-Cap Value Funds Index. The maximum adjustment (increase or decrease) was 0.12% of the Fund’s average net assets on an annual basis. The PIA was terminated on June 1, 2011. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the renewal of the IMS Agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended August 31, 2012.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Steve Schroll, Portfolio Manager

•	Managed the Fund since 2003.

•	Joined the Investment Manager in 1998 as a Senior Security Analyst.

•	Senior Equity Analyst, Piper Jaffray, 1988 to 1998; Equity Analyst, First Asset Management, 1985 to 1988; Equity Analyst, Dain Rauscher, 1981 to 1985.

•	Began investment career in 1981.

•	MBA, University of Minnesota.

Laton Spahr, CFA, Portfolio Manager

•	Managed the Fund since 2003.

•	Joined the Investment Manager in 2001 as a Security Analyst.

•	Sector Analyst, Holland Capital Management, 2000 to 2001; Statistical Research Intern, Friess Associates, 1998 to 1999.

•	Began investment career in 1998.

•	MS, University of Wisconsin, Applied Security Analysis Program.

Paul Stocking, Portfolio Manager

•	Managed the Fund since 2006.

•	Joined the Investment Manager in 1995 as a Senior Equity Analyst.

•	Vice President, JP Morgan Securities, 1987 to 1995; Investment Banking.

•	Began investment career in 1987.

•	MBA, University of Chicago.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

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Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Funds. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class Features

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limit and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

• 1.00% CDSC if redeemed within 12 months of purchase and

• 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limit: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limit: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limit and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Plan Administration Services Fee: 0.25% Non-12b-1
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R4(h)

Eligibility: Available only to (i) omnibus retirement plans,(ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	None
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment: None for omnibus retirement plans; $100,000 for combined underlying accounts of eligible registered investment advisers

Investment Limit and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limit and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limit and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None

S.3

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with a grandfathered plan may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

S.10

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%(d)	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(e)
Class I	None	None	None
Class K	None	0.25%(f)	0.25%(f)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(g)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(h)	0.50%(h)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

S.12

(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)	The Distributor has voluntarily agreed, effective January 1, 2013, to waive the distribution fee it receives from Class B shares of the Columbia Seligman Communications and Information Fund.
(e)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(f)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(g)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(h)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

S.13

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

S.14

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security. To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

S.15

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

S.16

If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

S.17

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

S.18

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

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Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

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Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

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Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only to eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to (i) omnibus retirement plans, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class R4 shares were named Class R3 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

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Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund. As with other minimum initial investment requirements, the Distributor may, in its sole discretion, waive the minimum initial investment requirement for Class Y shares.

Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Z accounts in a Fund after March 28, 2013 if the affiliated plan opened a Class Z account on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares, but such a plan may establish new accounts in a different share class for which the plan is eligible. The Distributor may, in its sole discretion, delay the funding requirement described above for omnibus retirement plans to allow an omnibus retirement plan that opened a Class Z account (the initial Class Z account) with the Fund as of the close of business on March 28, 2013 to make additional purchases of Class Z shares, open new Class Z accounts and add new participants after March 28, 2013 so long as the initial Class Z account is funded by July 2, 2013.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions). Effective March 29, 2013, such accounts may, at their holder’s option, exchange Class Z shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

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Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R and Class R4	None	None
Class R5	variable(d)	N/A
Class W	$500	N/A
Class Y	variable(e)	N/A
Class Z	variable(f)	variable(f)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class R5 shares for omnibus retirement plans. A minimum initial investment of $100,000 applies to aggregate purchases of Class R5 shares of a Fund for combined underlying accounts of any registered investment adviser that clears Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements.

(e)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(f)

The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below. The minimum initial investment amount for systematic investment plan accounts is the same as the amount set forth in the first four rows of the table, as applicable.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.

Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

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The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

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•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee may be required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributes portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

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•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period

S.27

that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•

Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Z shares for Class A shares. See Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class Z Shares for details.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

S.28

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

S.29

•

Certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This

S.30

reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may

S.31

experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, if applicable, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6481-99 A (3/13)

Columbia Global Bond Fund

Prospectus February 28, 2013

Class	Ticker Symbol
Class A Shares	IGBFX
Class B Shares	IGLOX
Class C Shares	AGBCX
Class I Shares	AGBIX
Class K Shares*	RGBRX
Class R Shares	RBGRX
Class W Shares	RGBWX
Class Y Shares	CGBYX
Class Z Shares	CGBZX

*	Prior to October 25, 2012, Class K was known as Class R4.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies	4p
Principal Risks	5p
Performance Information	7p
Fund Management	8p
Purchase and Sale of Fund Shares	8p
Tax Information	9p
Payments to Broker-Dealers and Other Financial Intermediaries	9p
More Information About the Fund	10p
Investment Objective	10p
Principal Investment Strategies	10p
Principal Risks	11p
Additional Investment Strategies and Policies	14p
Fund Management and Compensation	17p
Financial Highlights	19p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.26
Exchanging Shares	S.27
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA GLOBAL BOND FUND — 2013 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Global Bond Fund (the Fund) seeks to provide shareholders with high total return through income and growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary, under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.9 of this prospectus and in Appendix D to the Statement of Additional Information (SAI) beginning on page D-1.

Shareholder Fees (fees paid directly from your investment)
	Class A		Class B		Class C		Classes I, K, R, W, Y and Z
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.75%		None		None		None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00%	(a)	5.00%	(b)	1.00%	(c)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class B		Class C		Class I		Class K		Class R		Class W		Class Y		Class Z
Management Fees	0.57%		0.57%		0.57%		0.57%		0.57%		0.57%		0.57%		0.57%		0.57%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.00%		0.00%		0.50%		0.25%		0.00%		0.00%
Other Expenses(d)	0.54%		0.54%		0.54%		0.20%		0.50%		0.54%		0.54%		0.20%		0.54%
Total Annual Fund Operating Expenses	1.36%		2.11%		2.11%		0.77%		1.07%		1.61%		1.36%		0.77%		1.11%
Less: Fee Waiver and/or Expense Reimbursement(e)	(0.29%	)	(0.29%	)	(0.29%	)	(0.15%	)	(0.15%	)	(0.29%	)	(0.29%	)	(0.15%	)	(0.29%	)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(e)	1.07%		1.82%		1.82%		0.62%		0.92%		1.32%		1.07%		0.62%		0.82%

(a)

Contingent deferred sales charges (CDSC) on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase, with certain limited exceptions.

(b)	This charge decreases over time.
(c)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.
(d)

Other expenses for Class A, Class B, Class C, Class K, Class R, Class W and Class Z shares have been restated to reflect contractual changes to certain fees paid by the Fund and Other expenses for Class Y share are based on estimated amounts for the Fund’s current fiscal year.

(e)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until February 28, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.07% for Class A, 1.82% for Class B, 1.82% for Class C, 0.62% for Class I, 0.92% for Class K, 1.32% for Class R, 1.07% for Class W, 0.62% for Class Y and 0.82% for Class Z.

COLUMBIA GLOBAL BOND FUND — 2013 PROSPECTUS	3p

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$579	$858	$1,158	$2,008
Class B (if shares are redeemed)	$685	$933	$1,307	$2,227
Class B (if shares are not redeemed)	$185	$633	$1,107	$2,227
Class C (if shares are redeemed)	$285	$633	$1,107	$2,419
Class C (if shares are not redeemed)	$185	$633	$1,107	$2,419
Class I (whether or not shares are redeemed)	$63	$231	$413	$940
Class K (whether or not shares are redeemed)	$94	$325	$576	$1,292
Class R (whether or not shares are redeemed)	$134	$480	$849	$1,887
Class W (whether or not shares are redeemed)	$109	$402	$717	$1,610
Class Y (whether or not shares are redeemed)	$63	$231	$413	$940
Class Z (whether or not shares are redeemed)	$84	$324	$584	$1,326
Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified fund. The Fund invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in investment-grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high- and medium-quality debt securities, it may assume increased credit risk in seeking to achieve higher dividends and/or capital appreciation by investing in below investment-grade fixed-income securities (commonly referred to as “high yield securities” or “junk bonds”).

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity.

Under normal circumstances, the Fund generally invests at least 40% of its net assets in debt obligations of foreign governments, and companies that (a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if the portfolio managers believe the market conditions for these investments or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

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In addition, in pursuing its objective, the Fund, relying on quantitative and qualitative analyses, may enter into various currency-, interest rate- and credit-related transactions involving derivatives instruments, including futures contracts (such as currency, bond, treasury, index and interest rate futures) and forward foreign currency contracts (forwards). The use of these derivatives instruments allows the Fund to obtain net long or net negative (short) exposure to selected currencies, interest rates and duration risks. The Fund may use these derivatives as well as “to be announced” (TBA) mortgage-backed securities in an effort to produce incremental earnings, for hedging purposes, to obtain increased or decreased exposures to various markets/sectors or to increase investment flexibility. Actual long and short exposures will vary over time based on factors such as market movements and assessments of market conditions.

The Fund’s portfolio managers combine fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk applies to most fixed income securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk — Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

COLUMBIA GLOBAL BOND FUND — 2013 PROSPECTUS	5p

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than a more geographically diversified fund.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

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Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument) because the maximum sustainable loss on an instrument purchased (held long) is limited to the amount paid for the instrument plus the transaction costs, whereas there is no maximum price of the shorted instrument when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument, this involves the risk of a potentially unlimited increase in the value of the underlying instrument.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

PERFORMANCE INFORMATION

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class A shares (without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes of the Fund invest in the same portfolio of securities.

The after-tax returns shown in the table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes.

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The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

(calendar year)

During the periods shown:

¡ Highest return for a calendar quarter was 8.01% (quarter ended September 30, 2010).
¡ Lowest return for a calendar quarter was -4.55% (quarter ended September 30, 2008).

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2012)
	Share Class Inception Date	1 year	5 years	10 years
Class A	03/20/89
shares returns before taxes		1.29%	4.52%	5.39%
shares returns after taxes on distributions		–1.03%	2.63%	3.65%
shares returns after taxes on distributions and redemption of fund shares		0.87%	2.76%	3.60%
Class B shares returns before taxes	03/20/95	0.63%	4.42%	5.11%
Class C shares returns before taxes	06/26/00	4.54%	4.75%	5.11%
Class I shares returns before taxes	03/04/04	6.74%	6.00%	6.30%
Class K shares returns before taxes	03/20/95	6.47%	5.74%	6.11%
Class R shares returns before taxes	03/15/10	6.08%	5.21%	5.55%
Class W shares returns before taxes	12/01/06	6.28%	5.52%	5.88%
Class Y shares returns before taxes	11/08/12	6.28%	5.54%	5.90%
Class Z shares returns before taxes	09/27/10	6.59%	5.69%	5.97%
Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		4.32%	5.44%	5.98%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Nicholas Pifer, CFA	Portfolio Manager	Manager	2000

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:

Online	Regular Mail	Express Mail	By Telephone
columbiamanagement.com	Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081	Columbia Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Suite 8081, Canton, MA 02021-2809	800.345.6611

8p	COLUMBIA GLOBAL BOND FUND — 2013 PROSPECTUS

You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, exchange or sell shares of the Fund in or from your account with the intermediary.

The minimum initial investment amounts for the share classes offered by the Fund are shown below:

Minimum Initial Investment

Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes A, B* & C	Nonqualified accounts	$2,000	$100
	Individual retirement accounts	$1,000	$100
Classes I, K* & R	All eligible accounts	None	None
Class W	All eligible accounts	$500	N/A
Class Y	Omnibus retirement plans with at least $10 million in plan assets	None	N/A
Class Z	All other eligible omnibus retirement plans	$500,000	N/A
	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor.	$100

*	This class of shares is generally closed to new investors

There is no minimum additional investment for any share class.

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

COLUMBIA GLOBAL BOND FUND — 2013 PROSPECTUS	9p

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Global Bond Fund (the Fund) seeks to provide shareholders with high total return through income and growth of capital. Only shareholders can change the Fund’s objective. Because any investment involves risk, there is no assurance the Fund’s objective will be achieved.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified fund. The Fund invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in investment-grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high- and medium-quality debt securities, it may assume increased credit risk in seeking to achieve higher dividends and/or capital appreciation by investing in below investment-grade fixed-income securities (commonly referred to as “high yield securities” or “junk bonds”).

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund and the Fund’s investors face as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk.

Under normal circumstances, the Fund generally invests at least 40% of its net assets in debt obligations of foreign governments, and companies that (a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if the portfolio managers believe the market conditions for these investments or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

In addition, in pursuing its objective, the Fund, relying on quantitative and qualitative analyses, may enter into various currency-, interest rate- and credit-related transactions involving derivatives instruments, including futures contracts (such as currency, bond, treasury, index and interest rate futures) and forward foreign currency contracts (forwards). The use of these derivatives instruments allows the Fund to obtain net long or net negative (short) exposure to selected currencies, interest rates and duration risks. The Fund may use these derivatives as well as “to be announced” (TBA) mortgage-backed securities in an effort to produce incremental earnings, for hedging purposes, to obtain increased or decreased exposures to various markets/sectors or to increase investment flexibility. Actual long and short exposures will vary over time based on factors such as market movements and assessments of market conditions.

The Fund’s portfolio managers combine fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.

In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager) chooses investments by:

•	Considering opportunities and risks presented by interest rate and currency markets, and the credit quality of debt issuers;

•	Identifying investment-grade U.S. and foreign bonds;

•	Identifying below investment-grade U.S. and foreign bonds;

•	Identifying bonds or other instruments or transactions that can take advantage of currency movements and interest rate differences among nations.

In evaluating whether to sell a security, the Investment Manager considers, among other factors, whether in its view:

•	The security is overvalued;

•	The security continues to meet the standards described above.

The Investment Manager expresses its investment views by varying long and short exposures to a broad range of debt, currency and interest rate markets of both developed and emerging market countries.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

10p	COLUMBIA GLOBAL BOND FUND — 2013 PROSPECTUS

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Credit Risk. Credit risk applies to most securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund). Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk — Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated

COLUMBIA GLOBAL BOND FUND — 2013 PROSPECTUS	11p

changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument).

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

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Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors.

Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.

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Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Fund portfolio manager’s quantitative analyses or models, or in the data on which they are based, could adversely affect the portfolio manager’s effective use of such analyses or models, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument) because the maximum sustainable loss on an instrument purchased (held long) is limited to the amount paid for the instrument plus the transaction costs, whereas there is no maximum price of the shorted instrument when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument, this involves the risk of a potentially unlimited increase in the value of the underlying instrument.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debtholders. Sovereign debt risk is increased for emerging market issuers.

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Investment Guidelines

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset. For these purposes, the Fund determines the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.

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Holding Other Kinds of Investments

The Fund may hold investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. For more information on the Fund’s holdings, see the Fund’s shareholder reports.

Transactions in Derivatives

The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the SAI.

Investing in Affiliated Funds

The Investment Manager or an affiliate serves as investment adviser to mutual funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds” and provide asset-allocation services to shareholders by investing in shares of other Columbia Funds, including the Fund (collectively referred to in this section as Underlying Funds), and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the Underlying Funds may experience relatively large purchases or redemptions. Although the Investment Manager may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell securities to manage these transactions. Further, when the Investment Manager structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.

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Lending of Portfolio Securities

The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

The Fund currently does not participate in the securities lending program, but the Board of Trustees (the Board) may renew participation in the future. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports to shareholders.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. The Fund may take such defensive investment positions for as long a period as deemed necessary. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. For information on the risks of investing in derivatives, see Transactions in Derivatives above.

The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also Investing in Money Market Funds under the section “Additional Management Information” for more information.

Portfolio Holdings Disclosure

The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed, as described in the SAI.

Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the website may not always be current.

Mailings to Households

In order to reduce shareholder expenses the Fund may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive separate copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Understanding Annual Fund Operating Expenses

The Fund’s annual operating expenses, presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect fee arrangements as of the date of this prospectus, and are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or a later date, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that, the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table. The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (a) investment management fees; (b) distribution and/or service (Rule 12b-1) fees; and (c) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.

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Expense Reimbursement Arrangements and Impact on Past Performance

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through February 28, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Class A	1.07%
Class B	1.82%
Class C	1.82%
Class I	0.62%
Class K	0.92%
Class R	1.32%
Class W	1.07%
Class Y	0.62%
Class Z	0.82%

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers/expense reimbursements, the Fund’s returns would have been lower.

FUND MANAGEMENT AND COMPENSATION

The Investment Manager

The Investment Manager is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries.

Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determines what securities and other investments the Fund should buy or sell and executes the portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing investments.

The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates. At present, the Investment Manager has not engaged any investment subadviser for the Fund.

The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Investment Manager by the Fund amounted to 0.57% of average daily net assets of the Fund. A discussion regarding the basis for the Board approving the renewal of the Fund’s investment management services agreement with the Investment Manager is available in the Fund’s semiannual report to shareholders for the fiscal period ended April 30, 2012.

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Portfolio Manager

Information about the Fund’s portfolio manager primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about portfolio manager, including information relating to compensation, other accounts managed by the portfolio manager and ownership by the portfolio manager of securities in the Fund.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Nicholas Pifer, CFA	Portfolio Manager	Manager	2000

Mr. Pifer joined the Investment Manager in 2000. Mr. Pifer began his investment career in 1990 and earned an M.A. from Johns Hopkins University School of Advanced International Studies.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. (The Financial Highlights table for Class Y is not included since this class of shares began operations after the Fund’s fiscal year end and, therefore, has no financial reporting). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The information for the most recent fiscal year has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for prior fiscal years has been derived from the financial statements audited by the Fund’s former Independent Registered Public Accounting Firm, Ernst & Young LLP.

	Year Ended October 31,
	2012	2011	2010	2009	2008
Class A
Per share data
Net asset value, beginning of period	$7.35	$7.47	$7.10	$6.16	$6.89
Income from investment operations:
Net investment income	0.18	0.22	0.23	0.17	0.22
Net realized and unrealized gain (loss)	0.17	(0.05)	0.31	1.15	(0.73)
Total from investment operations	0.35	0.17	0.54	1.32	(0.51)
Less distributions to shareholders:
Net investment income	(0.45)	(0.29)	(0.17)	(0.38)	(0.22)
Net realized gains	(0.03)	—	—	—	—
Total distributions to shareholders	(0.48)	(0.29)	(0.17)	(0.38)	(0.22)
Net asset value, end of period	$7.22	$7.35	$7.47	$7.10	$6.16
Total return	5.20%	2.46%	7.70%	22.12%	(7.66% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.33%	1.35%	1.34%	1.36%	1.32%
Net expenses after fees waived or expenses reimbursed(b)	1.15% (c)	1.21% (c)	1.25%	1.25%	1.25%
Net investment income	2.51% (c)	2.95% (c)	3.31%	2.72%	3.26%
Supplemental data
Net assets, end of period (in thousands)	$209,873	$223,462	$246,929	$252,773	$248,748
Portfolio turnover	34%	57%	62%	69%	75%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

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	Year Ended October 31,
	2012	2011	2010	2009	2008
Class B
Per share data
Net asset value, beginning of period	$7.41	$7.52	$7.14	$6.23	$6.96
Income from investment operations:
Net investment income	0.13	0.16	0.18	0.13	0.17
Net realized and unrealized gain (loss)	0.18	(0.04)	0.31	1.15	(0.73)
Total from investment operations	0.31	0.12	0.49	1.28	(0.56)
Less distributions to shareholders:
Net investment income	(0.41)	(0.23)	(0.11)	(0.37)	(0.17)
Net realized gains	(0.03)	—	—	—	—
Total distributions to shareholders	(0.44)	(0.23)	(0.11)	(0.37)	(0.17)
Net asset value, end of period	$7.28	$7.41	$7.52	$7.14	$6.23
Total return	4.50%	1.72%	6.89%	21.14%	(8.28% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.10%	2.12%	2.10%	2.13%	2.09%
Net expenses after fees waived or expenses reimbursed(b)	1.90% (c)	1.96% (c)	2.02%	2.01%	2.01%
Net investment income	1.79% (c)	2.22% (c)	2.58%	2.00%	2.49%
Supplemental data
Net assets, end of period (in thousands)	$5,819	$9,836	$18,513	$29,977	$42,400
Portfolio turnover	34%	57%	62%	69%	75%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

	Year Ended October 31,
	2012	2011	2010	2009	2008
Class C
Per share data
Net asset value, beginning of period	$7.33	$7.45	$7.08	$6.18	$6.91
Income from investment operations:
Net investment income	0.12	0.16	0.18	0.13	0.17
Net realized and unrealized gain (loss)	0.18	(0.04)	0.31	1.14	(0.73)
Total from investment operations	0.30	0.12	0.49	1.27	(0.56)
Less distributions to shareholders:
Net investment income	(0.41)	(0.24)	(0.12)	(0.37)	(0.17)
Net realized gains	(0.03)	—	—	—	—
Total distributions to shareholders	(0.44)	(0.24)	(0.12)	(0.37)	(0.17)
Net asset value, end of period	$7.19	$7.33	$7.45	$7.08	$6.18
Total return	4.42%	1.70%	6.95%	21.15%	(8.27% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.09%	2.10%	2.10%	2.12%	2.08%
Net expenses after fees waived or expenses reimbursed(b)	1.90% (c)	1.95% (c)	2.01%	2.01%	2.01%
Net investment income	1.73% (c)	2.21% (c)	2.58%	1.94%	2.51%
Supplemental data
Net assets, end of period (in thousands)	$8,481	$5,926	$6,162	$5,557	$4,295
Portfolio turnover	34%	57%	62%	69%	75%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

20p	COLUMBIA GLOBAL BOND FUND — 2013 PROSPECTUS

	Year Ended October 31,
	2012	2011	2010	2009	2008
Class I
Per share data
Net asset value, beginning of period	$7.36	$7.48	$7.11	$6.14	$6.87
Income from investment operations:
Net investment income	0.21	0.25	0.26	0.20	0.25
Net realized and unrealized gain (loss)	0.17	(0.05)	0.31	1.15	(0.73)
Total from investment operations	0.38	0.20	0.57	1.35	(0.48)
Less distributions to shareholders:
Net investment income	(0.52)	(0.32)	(0.20)	(0.38)	(0.25)
Net realized gains	(0.03)	—	—	—	—
Total distributions to shareholders	(0.55)	(0.32)	(0.20)	(0.38)	(0.25)
Net asset value, end of period	$7.19	$7.36	$7.48	$7.11	$6.14
Total return	5.63%	2.94%	8.16%	22.83%	(7.30% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.77%	0.82%	0.86%	0.86%	0.85%
Net expenses after fees waived or expenses reimbursed(b)	0.71%	0.76%	0.82%	0.82%	0.82%
Net investment income	3.02%	3.40%	3.70%	3.16%	3.68%
Supplemental data
Net assets, end of period (in thousands)	$10	$3,369	$195,613	$169,717	$205,798
Portfolio turnover	34%	57%	62%	69%	75%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year Ended October 31,
	2012	2011	2010	2009	2008
Class K(a)
Per share data
Net asset value, beginning of period	$7.36	$7.48	$7.11	$6.16	$6.89
Income from investment operations:
Net investment income	0.19	0.23	0.24	0.18	0.25
Net realized and unrealized gain (loss)	0.18	(0.05)	0.31	1.15	(0.72)
Total from investment operations	0.37	0.18	0.55	1.33	(0.47)
Less distributions to shareholders:
Net investment income	(0.47)	(0.30)	(0.18)	(0.38)	(0.26)
Net realized gains	(0.03)	—	—	—	—
Total distributions to shareholders	(0.50)	(0.30)	(0.18)	(0.38)	(0.26)
Net asset value, end of period	$7.23	$7.36	$7.48	$7.11	$6.16
Total return	5.39%	2.60%	7.85%	22.42%	(7.19% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.08%	1.12%	1.18%	1.16%	1.14%
Net expenses after fees waived or expenses reimbursed(c)	1.00%	1.06%	1.12%	1.06%	0.87%
Net investment income	2.65%	3.10%	3.35%	2.86%	3.64%
Supplemental data
Net assets, end of period (in thousands)	$410	$291	$407	$169	$118
Portfolio turnover	34%	57%	62%	69%	75%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA GLOBAL BOND FUND — 2013 PROSPECTUS	21p

	Year Ended October 31,
	2012	2011	2010(a)
Class R
Per share data
Net asset value, beginning of period	$7.34	$7.46	$6.98
Income from investment operations:
Net investment income	0.16	0.20	0.16
Net realized and unrealized gain (loss)	0.17	(0.05)	0.40
Total from investment operations	0.33	0.15	0.56
Less distributions to shareholders:
Net investment income	(0.44)	(0.27)	(0.08)
Net realized gains	(0.03)	—	—
Total distributions to shareholders	(0.47)	(0.27)	(0.08)
Net asset value, end of period	$7.20	$7.34	$7.46
Total return	4.83%	2.21%	8.15%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.60%	1.59%	1.66%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.40%	1.46%	1.59%	(c)
Net investment income	2.26%	2.69%	3.58%	(c)
Supplemental data
Net assets, end of period (in thousands)	$5	$5	$5
Portfolio turnover	34%	57%	62%

Notes to Financial Highlights

(a)	For the period from March 15, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year Ended October 31,
	2012	2011	2010	2009	2008
Class W
Per share data
Net asset value, beginning of period	$7.35	$7.46	$7.09	$6.15	$6.88
Income from investment operations:
Net investment income	0.18	0.22	0.22	0.17	0.22
Net realized and unrealized gain (loss)	0.17	(0.04)	0.31	1.14	(0.73)
Total from investment operations	0.35	0.18	0.53	1.31	(0.51)
Less distributions to shareholders:
Net investment income	(0.45)	(0.29)	(0.16)	(0.37)	(0.22)
Net realized gains	(0.03)	—	—	—	—
Total distributions to shareholders	(0.48)	(0.29)	(0.16)	(0.37)	(0.22)
Net asset value, end of period	$7.22	$7.35	$7.46	$7.09	$6.15
Total return	5.18%	2.59%	7.66%	22.04%	(7.62% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.34%	1.36%	1.31%	1.30%	1.30%
Net expenses after fees waived or expenses reimbursed(b)	1.16% (c)	1.21% (c)	1.27%	1.27%	1.27%
Net investment income	2.56% (c)	2.95% (c)	3.15%	2.70%	3.27%
Supplemental data
Net assets, end of period (in thousands)	$31,187	$52,531	$69,842	$60,278	$135,157
Portfolio turnover	34%	57%	62%	69%	75%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

22p	COLUMBIA GLOBAL BOND FUND — 2013 PROSPECTUS

	Year Ended October 31,
	2012	2011	2010(a)
Class Z
Per share data
Net asset value, beginning of period	$7.36	$7.48	$7.33
Income from investment operations:
Net investment income	0.19	0.23	0.01
Net realized and unrealized gain (loss)	0.17	(0.03)	0.14
Total from investment operations	0.36	0.20	0.15
Less distributions to shareholders:
Net investment income	(0.47)	(0.32)	—
Net realized gains	(0.03)	—	—
Total distributions to shareholders	(0.50)	(0.32)	—
Net asset value, end of period	$7.22	$7.36	$7.48
Total return	5.34%	2.83%	2.05%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.08%	0.96%	1.13%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.89% (e)	0.94% (e)	0.95%	(c)
Net investment income	2.70% (e)	3.19% (e)	2.31%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,123	$768	$8
Portfolio turnover	34%	57%	62%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA GLOBAL BOND FUND — 2013 PROSPECTUS	23p

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Funds. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class Features

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limit and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

• 1.00% CDSC if redeemed within 12 months of purchase and

• 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limit: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limit: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limit and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Plan Administration Services Fee: 0.25% Non-12b-1
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R4(h)

Eligibility: Available only to (i) omnibus retirement plans,(ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	None
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment: None for omnibus retirement plans; $100,000 for combined underlying accounts of eligible registered investment advisers

Investment Limit and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limit and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limit and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None

S.3

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with a grandfathered plan may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

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Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

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Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

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Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

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Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

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Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%(d)	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(e)
Class I	None	None	None
Class K	None	0.25%(f)	0.25%(f)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(g)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(h)	0.50%(h)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

S.12

(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)	The Distributor has voluntarily agreed, effective January 1, 2013, to waive the distribution fee it receives from Class B shares of the Columbia Seligman Communications and Information Fund.
(e)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(f)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(g)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(h)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

S.13

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

S.14

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security. To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

S.15

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

S.16

If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

S.17

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

S.18

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

S.19

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

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Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

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Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only to eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to (i) omnibus retirement plans, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class R4 shares were named Class R3 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

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Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund. As with other minimum initial investment requirements, the Distributor may, in its sole discretion, waive the minimum initial investment requirement for Class Y shares.

Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Z accounts in a Fund after March 28, 2013 if the affiliated plan opened a Class Z account on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares, but such a plan may establish new accounts in a different share class for which the plan is eligible. The Distributor may, in its sole discretion, delay the funding requirement described above for omnibus retirement plans to allow an omnibus retirement plan that opened a Class Z account (the initial Class Z account) with the Fund as of the close of business on March 28, 2013 to make additional purchases of Class Z shares, open new Class Z accounts and add new participants after March 28, 2013 so long as the initial Class Z account is funded by July 2, 2013.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions). Effective March 29, 2013, such accounts may, at their holder’s option, exchange Class Z shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

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Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R and Class R4	None	None
Class R5	variable(d)	N/A
Class W	$500	N/A
Class Y	variable(e)	N/A
Class Z	variable(f)	variable(f)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class R5 shares for omnibus retirement plans. A minimum initial investment of $100,000 applies to aggregate purchases of Class R5 shares of a Fund for combined underlying accounts of any registered investment adviser that clears Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements.

(e)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(f)

The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below. The minimum initial investment amount for systematic investment plan accounts is the same as the amount set forth in the first four rows of the table, as applicable.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.

Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

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The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

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•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee may be required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributes portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

S.26

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period

S.27

that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•

Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Z shares for Class A shares. See Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class Z Shares for details.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

S.28

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

S.29

•

Certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This

S.30

reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may

S.31

experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, if applicable, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional Information About the Fund

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:

By Mail:	Columbia Funds c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081
By Telephone:	800.345.6611

Online: columbiamanagement.com

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, D.C. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

The investment company registration number of Columbia Funds Series Trust II, of which the Fund is a series, is 811-21852.

S-6309-99 AI (3/13)

Columbia Global Equity Fund

Prospectus February 28, 2013

Class	Ticker Symbol
Class A Shares	IGLGX
Class B Shares	IDGBX
Class C Shares	RGCEX
Class I Shares	CGEIX
Class K Shares*	IDGYX
Class R Shares	CGERX
Class R5 Shares	RGERX
Class W Shares	CGEWX
Class Z Shares	CGEZX

*	Prior to October 25, 2012, Class K was known as Class R4.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies	4p
Principal Risks	4p
Performance Information	6p
Fund Management	7p
Purchase and Sale of Fund Shares	7p
Tax Information	8p
Payments to Broker-Dealers and Other Financial Intermediaries	8p
More Information About the Fund	9p
Investment Objective	9p
Principal Investment Strategies	9p
Principal Risks	9p
Additional Investment Strategies and Policies	11p
Fund Management and Compensation	14p
Financial Highlights	16p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.26
Exchanging Shares	S.27
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA GLOBAL EQUITY FUND — 2013 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Global Equity Fund (the Fund) seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary, under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.9 of this prospectus and in Appendix D to the Statement of Additional Information (SAI) beginning on page D-1.

Shareholder Fees (fees paid directly from your investment)
	Class A		Class B		Class C		Classes I, K, R, R5, W and Z
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None		None		None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00%	(a)	5.00%	(b)	1.00%	(c)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I	Class K	Class R	Class R5	Class W	Class Z
Management Fees	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.50%	0.00%	0.25%	0.00%
Other Expenses(d)	0.51%	0.51%	0.51%	0.18%	0.48%	0.51%	0.23%	0.51%	0.51%
Total Annual Fund Operating Expenses	1.55%	2.30%	2.30%	0.97%	1.27%	1.80%	1.02%	1.55%	1.30%
Less: Fee Waiver and/or Expense Reimbursement(e)	(0.06%)	(0.06%)	(0.06%)	(0.00%)	(0.00%)	(0.06%)	(0.00%)	(0.06%)	(0.06%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(e)	1.49%	2.24%	2.24%	0.97%	1.27%	1.74%	1.02%	1.49%	1.24%

(a)

Contingent deferred sales charges (CDSC) on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase, with certain limited exceptions.

(b)	This charge decreases over time.
(c)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.
(d)	Other expenses for Class A, Class B, Class C, Class K, Class R, Class R5, Class W and Class Z shares have been restated to reflect contractual changes to certain fees paid by the Fund.
(e)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until February 28, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.49% for Class A, 2.24% for Class B, 2.24% for Class C, 1.04% for Class I, 1.34% for Class K, 1.74% for Class R, 1.09% for Class R5, 1.49% for Class W and 1.24% for Class Z.

COLUMBIA GLOBAL EQUITY FUND — 2013 PROSPECTUS	3p

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$718	$1,031	$1,366	$2,310
Class B (if shares are redeemed)	$727	$1,013	$1,425	$2,443
Class B (if shares are not redeemed)	$227	$713	$1,225	$2,443
Class C (if shares are redeemed)	$327	$713	$1,225	$2,631
Class C (if shares are not redeemed)	$227	$713	$1,225	$2,631
Class I (whether or not shares are redeemed)	$99	$309	$536	$1,190
Class K (whether or not shares are redeemed)	$129	$403	$697	$1,534
Class R (whether or not shares are redeemed)	$177	$561	$969	$2,111
Class R5 (whether or not shares are redeemed)	$104	$325	$563	$1,248
Class W (whether or not shares are redeemed)	$152	$484	$839	$1,840
Class Z (whether or not shares are redeemed)	$126	$406	$707	$1,562

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities, including securities of companies located in developed and emerging countries. These equity securities generally include common stocks.

Under normal market conditions, the Fund generally invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if the portfolio managers believe the market conditions for these investments or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

In addition to investments in larger capitalization companies, the Fund can also invest in securities of any size, including small and mid-capitalization companies.

The Fund will normally have exposure to foreign currencies. From time to time the team may use derivative instruments such as forward foreign currency contracts in an effort to produce incremental earnings, to hedge against currency fluctuations, or to increase investment flexibility.

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

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Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

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PERFORMANCE INFORMATION

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class A shares (without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes of the Fund invest in the same portfolio of securities.

The after-tax returns shown in the table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares are higher than before-tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

(calendar year)

During the periods shown:

¡ Highest return for a calendar quarter was 17.75% (quarter ended June 30, 2009).
¡ Lowest return for a calendar quarter was -20.26% (quarter ended September 30, 2011).

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Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2012)
	Share Class Inception Date	1 year	5 years	10 years
Class A	05/29/90
shares returns before taxes		9.11%	–3.47%	6.91%
shares returns after taxes on distributions		8.91%	–3.61%	6.75%
shares returns after taxes on distributions and redemption of fund shares		6.19%	–2.96%	6.02%
Class B shares returns before taxes	03/20/95	10.05%	–3.45%	6.72%
Class C shares returns before taxes	06/26/00	13.89%	–3.06%	6.71%
Class I shares returns before taxes	08/01/08	16.28%	–1.90%	7.78%
Class K shares returns before taxes	03/20/95	15.89%	–2.13%	7.71%
Class R shares returns before taxes	12/11/06	15.55%	–2.38%	7.37%
Class R5 shares returns before taxes	12/11/06	16.23%	–1.87%	7.83%
Class W shares returns before taxes	12/01/06	15.79%	–2.30%	7.55%
Class Z shares returns before taxes	09/27/10	16.04%	–2.21%	7.61%
MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		16.13%	–1.16%	8.11%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: Threadneedle International Limited

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Stephen Thornber	Head of global oil sector research team and Portfolio Manager of Threadneedle	Lead Manager	2003
Esther Perkins, CFA	Head of EAFE Equities and Deputy Portfolio Manager of Threadneedle	Co-manager	2011

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:

Online	Regular Mail	Express Mail	By Telephone
columbiamanagement.com	Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081	Columbia Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Suite 8081, Canton, MA 02021-2809	800.345.6611

You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, exchange or sell shares of the Fund in or from your account with the intermediary.

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The minimum initial investment amounts for the share classes offered by the Fund are shown below:

Minimum Initial Investment

Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes A, B* & C	Nonqualified accounts	$2,000	$100
	Individual retirement accounts	$1,000	$100
Classes I, K* & R	All eligible accounts	None	None
Class R5	Combined underlying accounts of eligible registered investment advisers	$100,000	N/A
	Omnibus retirement plans	None	N/A
Class W	All eligible accounts	$500	N/A
Class Z	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor.	$100

*	This class of shares is generally closed to new investors

There is no minimum additional investment for any share class.

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Global Equity Fund (the Fund) seeks to provide shareholders with long-term capital growth. Only shareholders can change the Fund’s objective. Because any investment involves risk, there is no assurance the Fund’s objective will be achieved.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities, including securities of companies located in developed and emerging countries. These equity securities generally include common stocks.

Under normal market conditions, the Fund generally invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if the portfolio managers believe the market conditions for these investments or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

In addition to investments in larger capitalization companies, the Fund can also invest in securities of any size, including small and mid-capitalization companies.

The Fund will normally have exposure to foreign currencies. From time to time the team may use derivative instruments such as forward foreign currency contracts in an effort to produce incremental earnings, to hedge against currency fluctuations, or to increase investment flexibility.

Columbia Management Investment Advisers, LLC (the Investment Manager) serves as the investment manager to the Fund and is responsible for oversight of the Fund’s subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of the Investment Manager.

Threadneedle chooses investments for the Fund by:

•	Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives;

•	Conducting detailed research on companies in a consistent strategic and macroeconomic framework;

•	Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles; and

•	Implementing rigorous risk control processes that seek to ensure that the risk and return characteristics of the Fund’s portfolio are consistent with established portfolio management parameters.

Using the global sector strategy, the Fund’s portfolio management team constructs the portfolio using a Model List of stocks which represents the portfolio management team’s ideas and highest convictions. The portfolio is then constructed from this list along with other securities selected by the Fund’s portfolio managers.

Stocks on the Model List are selected by:

•	Evaluating the opportunities and risks within regions and sectors;

•	Assessing valuations; and

•	Evaluating one or more of the following: balance sheets and cash flows, the demand for a company’s products or services, its competitive position, or its management.

A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund’s benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees (the Board) without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

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Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund). Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income;

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generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Investment Guidelines

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset. For these purposes, the Fund determines the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.

Holding Other Kinds of Investments

The Fund may hold investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. For more information on the Fund’s holdings, see the Fund’s shareholder reports.

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Transactions in Derivatives

The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the SAI.

Investing in Affiliated Funds

The Investment Manager or an affiliate serves as investment adviser to mutual funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds” and provide asset-allocation services to shareholders by investing in shares of other Columbia Funds, including the Fund (collectively referred to in this section as Underlying Funds), and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the Underlying Funds may experience relatively large purchases or redemptions. Although the Investment Manager may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell securities to manage these transactions. Further, when the Investment Manager structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.

Lending of Portfolio Securities

The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

The Fund currently does not participate in the securities lending program, but the Board of Trustees (the Board) may determine to renew participation in the future. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports to shareholders.

12p	COLUMBIA GLOBAL EQUITY FUND — 2013 PROSPECTUS

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. The Fund may take such defensive investment positions for as long a period as deemed necessary. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. For information on the risks of investing in derivatives, see Transactions in Derivatives above.

The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also Investing in Money Market Funds under the section Additional Management Information for more information.

Portfolio Holdings Disclosure

The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed, as described in the SAI.

Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the website may not always be current.

Mailings to Households

In order to reduce shareholder expenses the Fund may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive separate copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Understanding Annual Fund Operating Expenses

The Fund’s annual operating expenses, presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect fee arrangements as of the date of this prospectus, and are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or a later date, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table. The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (a) investment management fees; (b) distribution and/or service (Rule 12b-1) fees; and (c) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.

COLUMBIA GLOBAL EQUITY FUND — 2013 PROSPECTUS	13p

Expense Reimbursement Arrangements and Impact on Past Performance

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through February 28, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Class A	1.49%
Class B	2.24%
Class C	2.24%
Class I	1.04%
Class K	1.34%
Class R	1.74%
Class R5	1.09%
Class W	1.49%
Class Z	1.24%

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers/expense reimbursements, the Fund’s returns would have been lower.

FUND MANAGEMENT AND COMPENSATION

The Investment Manager

The Investment Manager is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries.

Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund. The Investment Manager is responsible for the investment management of the Fund, but has delegated certain of its duties, including day-to-day portfolio management of all or a portion of the Fund’s assets to one or more investment subadvisers that determines what securities and other investments the Fund should buy or sell and executes these portfolio transactions.

The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Investment Manager by the Fund amounted to 0.79% of average daily net assets of the Fund. A discussion regarding the basis for the Board approving the renewal of the Fund’s investment management services agreement with the Investment Manager is available in the Fund’s semiannual report to shareholders for the fiscal period ended April 30, 2012.

The Investment Manager has, with the approval of the Board, engaged an investment subadviser(s) to make the day-to-day investment decisions for the Fund. The Investment Manager retains ultimate responsibility (subject to Board oversight) for overseeing any subadviser it engages and for evaluating the Fund’s needs and the subadvisers’ skills and abilities on an ongoing

14p	COLUMBIA GLOBAL EQUITY FUND — 2013 PROSPECTUS

basis. Based on its evaluations, the Investment Manager may at times recommend to the Board that the Fund change, add or terminate one or more subadvisers; continue to retain a subadviser even though the subadviser’s ownership or corporate structure has changed; or materially change a subadvisory agreement with a subadviser. A discussion regarding the basis for the Board approving the renewal of the investment subadvisory agreement with Threadneedle is available in the Fund’s semiannual report to shareholders for the fiscal period ended April 30, 2012.

Subadviser

Threadneedle, which has served as Subadviser to the Fund since July 2004, is located at 60 St. Mary Axe, London EC3A 8JQ, England. Threadneedle is an affiliate of the Investment Manager, and an indirect wholly-owned subsidiary of Ameriprise Financial. Threadneedle was founded in 1994 and has experience managing investment strategies covering equities, fixed income, real estate, asset allocation and alternatives.

Portfolio Manager

Information about the Fund’s portfolio manager(s) primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about portfolio manager(s), including information relating to compensation, other accounts managed by the portfolio manager(s) and ownership by portfolio manager(s) of securities in the Fund.

Subadviser: Threadneedle International Limited

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Stephen Thornber	Head of global oil sector research team and Portfolio Manager of Threadneedle	Lead Manager	2003
Esther Perkins, CFA	Head of EAFE Equities and Deputy Portfolio Manager of Threadneedle	Co-manager	2011

Mr. Thornber joined Threadneedle in 1993. Mr. Thornber began his investment career in 1987 and earned a B.A. (Hons) in Business and Finance, Plymouth Polytechnic.

Ms. Perkins joined Threadneedle in 2008 as a fund manager. Prior to Threadneedle, Ms. Perkins was an Investment Director at Standard Life Investments, managing global portfolios. Ms. Perkins began her investment career in 1998 and earned a B.A. from Oxford University; M.A. from the University of Pennsylvania; an M.B.A. from Wharton Business School.

COLUMBIA GLOBAL EQUITY FUND — 2013 PROSPECTUS	15p

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The information for the most recent fiscal year has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for prior fiscal years has been derived from the financial statements audited by the Fund’s former Independent Registered Public Accounting Firm, Ernst & Young LLP.

	Year Ended October 31,
	2012		2011	2010		2009		2008
Class A
Per share data
Net asset value, beginning of period	$6.95		$7.07	$6.13		$5.21		$9.61
Income from investment operations:
Net investment income	0.05		0.01	0.00	(a)	0.05		0.05
Net realized and unrealized gain (loss)	0.40		(0.11)	0.96		0.95		(4.41)
Total from investment operations	0.45		(0.10)	0.96		1.00		(4.36)
Less distributions to shareholders:
Net investment income	(0.02)		(0.02)	(0.03)		(0.08)		(0.04)
Total distributions to shareholders	(0.02)		(0.02)	(0.03)		(0.08)		(0.04)
Proceeds from regulatory settlements	0.01		—	0.01		0.00	(a)	—
Net asset value, end of period	$7.39		$6.95	$7.07		$6.13		$5.21
Total return	6.62%	(b)	(1.40% )	15.78%	(c)	19.39%	(d)	(45.55% )
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.51%		1.46%	1.45%		1.44%		1.46%
Net expenses after fees waived or expenses reimbursed(f)	1.36%	(g)	1.36% (g)	1.45%		1.44%		1.46%
Net investment income	0.75%	(g)	0.18% (g)	0.03%		0.92%		0.65%
Supplemental data
Net assets, end of period (in thousands)	$333,196		$387,709	$375,169		$394,511		$380,430
Portfolio turnover	50%		44%	54%		81%		97%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

16p	COLUMBIA GLOBAL EQUITY FUND — 2013 PROSPECTUS

	Year Ended October 31,
Class B	2012		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$6.47		$6.63		$5.77	$4.87		$9.02
Income from investment operations:
Net investment income (loss)	0.00	(a)	(0.04)		(0.04)	0.01		(0.01)
Net realized and unrealized gain (loss)	0.37		(0.11)		0.90	0.89		(4.14)
Total from investment operations	0.37		(0.15)		0.86	0.90		(4.15)
Less distributions to shareholders:
Net investment income	—		(0.01)		(0.01)	—		—
Total distributions to shareholders	—		(0.01)		(0.01)	—		—
Proceeds from regulatory settlements	0.01		—		0.01	0.00	(a)	—
Net asset value, end of period	$6.85		$6.47		$6.63	$5.77		$4.87
Total return	5.87%	(b)	(2.26%	)	15.03% (c)	18.48%	(d)	(46.01% )
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	2.26%		2.22%		2.21%	2.21%		2.23%
Net expenses after fees waived or expenses reimbursed(f)	2.11%	(g)	2.12%	(g)	2.21%	2.21%		2.23%
Net investment income (loss)	0.02%	(g)	(0.56%	)(g)	(0.69% )	0.22%		(0.11% )
Supplemental data
Net assets, end of period (in thousands)	$10,979		$17,347		$23,894	$33,009		$42,166
Portfolio turnover	50%		44%		54%	81%		97%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA GLOBAL EQUITY FUND — 2013 PROSPECTUS	17p

	Year Ended October 31,
Class C	2012		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$6.40		$6.55		$5.71	$4.83		$8.93
Income from investment operations:
Net investment income (loss)	(0.00	)(a)	(0.04)		(0.04)	(0.00	)(a)	(0.01)
Net realized and unrealized gain (loss)	0.37		(0.10)		0.88	0.89		(4.09)
Total from investment operations	0.37		(0.14)		0.84	0.89		(4.10)
Less distributions to shareholders:
Net investment income	—		(0.01)		(0.01)	(0.01)		—
Total distributions to shareholders	—		(0.01)		(0.01)	(0.01)		—
Proceeds from regulatory settlements	0.01		—		0.01	0.00	(a)	—
Net asset value, end of period	$6.78		$6.40		$6.55	$5.71		$4.83
Total return	5.94%	(b)	(2.14%	)	14.86% (c)	18.39%	(d)	(45.91% )
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	2.25%		2.22%		2.21%	2.20%		2.22%
Net expenses after fees waived or expenses reimbursed(f)	2.11%	(g)	2.11%	(g)	2.21%	2.20%		2.22%
Net investment income (loss)	(0.00%	)(g)(h)	(0.62%	)(g)	(0.72% )	(0.08%	)	(0.09% )
Supplemental data
Net assets, end of period (in thousands)	$17,516		$21,560		$10,147	$10,570		$4,755
Portfolio turnover	50%		44%		54%	81%		97%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.
(h)	Rounds to less than 0.01%.

18p	COLUMBIA GLOBAL EQUITY FUND — 2013 PROSPECTUS

	Year Ended October 31,
Class I	2012	2011	2010	2009		2008(a)
Per share data
Net asset value, beginning of period	$7.01	$7.11	$6.16	$5.25		$7.47
Income from investment operations:
Net investment income	0.09	0.01	0.04	0.09		0.03
Net realized and unrealized gain (loss)	0.40	(0.08)	0.95	0.95		(2.25)
Total from investment operations	0.49	(0.07)	0.99	1.04		(2.22)
Less distributions to shareholders:
Net investment income	(0.05)	(0.03)	(0.05)	(0.13)		—
Total distributions to shareholders	(0.05)	(0.03)	(0.05)	(0.13)		—
Proceeds from regulatory settlements	0.01	—	0.01	0.00	(b)	—
Net asset value, end of period	$7.46	$7.01	$7.11	$6.16		$5.25
Total return	7.15% (c)	(0.98% )	16.32% (d)	20.21%	(e)	(29.72%	)
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed	1.02%	0.93%	0.91%	0.84%		0.85%	(g)
Net expenses after fees waived or expenses reimbursed(h)	0.91%	0.92%	0.91%	0.84%		0.85%	(g)
Net investment income	1.20%	0.15%	0.55%	1.56%		1.55%	(g)
Supplemental data
Net assets, end of period (in thousands)	$3	$3	$31,015	$32,596		$3
Portfolio turnover	50%	44%	54%	81%		97%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to October 31, 2008.
(b)	Rounds to less than $0.01.
(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	Annualized.
(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA GLOBAL EQUITY FUND — 2013 PROSPECTUS	19p

	Year Ended October 31,
Class K(a)	2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$7.01	$7.13	$6.18	$5.26		$9.70
Income from investment operations:
Net investment income	0.07	0.02	0.02	0.06		0.07
Net realized and unrealized gain (loss)	0.40	(0.11)	0.96	0.96		(4.46)
Total from investment operations	0.47	(0.09)	0.98	1.02		(4.39)
Less distributions to shareholders:
Net investment income	(0.03)	(0.03)	(0.04)	(0.10)		(0.05)
Total distributions to shareholders	(0.03)	(0.03)	(0.04)	(0.10)		(0.05)
Proceeds from regulatory settlements	0.01	—	0.01	0.00	(b)	—
Net asset value, end of period	$7.46	$7.01	$7.13	$6.18		$5.26
Total return	6.87% (c)	(1.33% )	16.03% (d)	19.72%	(e)	(45.47% )
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed	1.28%	1.24%	1.21%	1.15%		1.29%
Net expenses after fees waived or expenses reimbursed(g)	1.21%	1.17%	1.21%	1.15%		1.28%
Net investment income	0.90%	0.32%	0.27%	1.22%		0.83%
Supplemental data
Net assets, end of period (in thousands)	$5,032	$4,627	$7,016	$6,059		$5,067
Portfolio turnover	50%	44%	54%	81%		97%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.
(b)	Rounds to less than $0.01.
(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

20p	COLUMBIA GLOBAL EQUITY FUND — 2013 PROSPECTUS

	Year Ended October 31,
Class R	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$7.00		$7.14		$6.14		$5.23		$9.62
Income from investment operations:
Net investment income (loss)	0.03		(0.00	)(a)	(0.02)		(0.01)		0.05
Net realized and unrealized gain (loss)	0.41		(0.12)		1.01		1.00		(4.42)
Total from investment operations	0.44		(0.12)		0.99		0.99		(4.37)
Less distributions to shareholders:
Net investment income	(0.01)		(0.02)		—		(0.08)		(0.02)
Total distributions to shareholders	(0.01)		(0.02)		—		(0.08)		(0.02)
Proceeds from regulatory settlements	0.01		—		0.01		0.00	(a)	—
Net asset value, end of period	$7.44		$7.00		$7.14		$6.14		$5.23
Total return	6.37%	(b)	(1.70%	)	16.29%	(c)	19.13%	(d)	(45.48% )
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.76%		1.72%		1.71%		1.69%		1.79%
Net expenses after fees waived or expenses reimbursed(f)	1.61%	(g)	1.61%	(g)	1.71%		1.69%		1.54%
Net investment income (loss)	0.48%	(g)	(0.01%	)(g)	(0.24%	)	(0.16%	)	0.57%
Supplemental data
Net assets, end of period (in thousands)	$63		$70		$41		$46		$3
Portfolio turnover	50%		44%		54%		81%		97%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA GLOBAL EQUITY FUND — 2013 PROSPECTUS	21p

	Year Ended October 31,
Class R5	2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$7.01	$7.12	$6.16	$5.25		$9.69
Income from investment operations:
Net investment income	0.08	0.02	0.03	0.08		0.08
Net realized and unrealized gain (loss)	0.41	(0.10)	0.97	0.96		(4.45)
Total from investment operations	0.49	(0.08)	1.00	1.04		(4.37)
Less distributions to shareholders:
Net investment income	(0.05)	(0.03)	(0.05)	(0.13)		(0.07)
Total distributions to shareholders	(0.05)	(0.03)	(0.05)	(0.13)		(0.07)
Proceeds from regulatory settlements	0.01	—	0.01	0.00	(a)	—
Net asset value, end of period	$7.46	$7.01	$7.12	$6.16		$5.25
Total return	7.15% (b)	(1.13% )	16.44% (c)	20.20%	(d)	(45.40% )
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.07%	0.94%	0.96%	0.90%		1.04%
Net expenses after fees waived or expenses reimbursed(f)	0.96%	0.92%	0.96%	0.90%		1.04%
Net investment income	1.15%	0.32%	0.50%	1.39%		1.07%
Supplemental data
Net assets, end of period (in thousands)	$3	$3	$19	$18		$3
Portfolio turnover	50%	44%	54%	81%		97%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

22p	COLUMBIA GLOBAL EQUITY FUND — 2013 PROSPECTUS

	Year Ended October 31,
Class W	2012		2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$6.97		$7.10	$6.16	$5.23		$9.66
Income from investment operations:
Net investment income	0.05		0.02	0.01	0.06		0.05
Net realized and unrealized gain (loss)	0.41		(0.13)	0.95	0.96		(4.44)
Total from investment operations	0.46		(0.11)	0.96	1.02		(4.39)
Less distributions to shareholders:
Net investment income	(0.00	)(a)	(0.02)	(0.03)	(0.09)		(0.04)
Total distributions to shareholders	(0.00	)(a)	(0.02)	(0.03)	(0.09)		(0.04)
Proceeds from regulatory settlements	0.01		—	0.01	0.00	(a)	—
Net asset value, end of period	$7.44		$6.97	$7.10	$6.16		$5.23
Total return	6.76%	(b)	(1.52% )	15.80% (c)	19.70%	(d)	(45.62% )
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.59%		1.48%	1.38%	1.30%		1.43%
Net expenses after fees waived or expenses reimbursed(f)	1.36%	(g)	1.37% (g)	1.38%	1.30%		1.43%
Net investment income	0.75%	(g)	0.21% (g)	0.08%	1.05%		0.68%
Supplemental data
Net assets, end of period (in thousands)	$3		$3	$5	$4		$3
Portfolio turnover	50%		44%	54%	81%		97%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA GLOBAL EQUITY FUND — 2013 PROSPECTUS	23p

	Year Ended October 31,
Class Z	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$7.00		$7.12	$6.85
Income from investment operations:
Net investment income (loss)	0.07		0.02	(0.01)
Net realized and unrealized gain (loss)	0.41		(0.11)	0.28
Total from investment operations	0.48		(0.09)	0.27
Less distributions to shareholders:
Net investment income	(0.04)		(0.03)	—
Total distributions to shareholders	(0.04)		(0.03)	—
Proceeds from regulatory settlements	0.01		—	—
Net asset value, end of period	$7.45		$7.00	$7.12
Total return	7.03%	(b)	(1.29% )	3.94%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.25%		1.23%	1.37%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.11%	(f)	1.11% (g)	1.37%	(d)
Net investment income (loss)	1.00%	(f)	0.24% (g)	(1.52%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$2,387		$3,004	$3
Portfolio turnover	50%		44%	54%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	The benefits derived from expense reductions had an impact of 0.01%.

24p	COLUMBIA GLOBAL EQUITY FUND — 2013 PROSPECTUS

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Funds. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class Features

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limit and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

• 1.00% CDSC if redeemed within 12 months of purchase and

• 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limit: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limit: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limit and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Plan Administration Services Fee: 0.25% Non-12b-1
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R4(h)

Eligibility: Available only to (i) omnibus retirement plans,(ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	None
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment: None for omnibus retirement plans; $100,000 for combined underlying accounts of eligible registered investment advisers

Investment Limit and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limit and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limit and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None

S.3

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with a grandfathered plan may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.
Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

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Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%(d)	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(e)
Class I	None	None	None
Class K	None	0.25%(f)	0.25%(f)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(g)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(h)	0.50%(h)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

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(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)	The Distributor has voluntarily agreed, effective January 1, 2013, to waive the distribution fee it receives from Class B shares of the Columbia Seligman Communications and Information Fund.
(e)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(f)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(g)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(h)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

S.13

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

S.14

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security. To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

S.15

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

S.16

If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

S.17

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

S.18

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

S.19

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

S.20

Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

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Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only to eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to (i) omnibus retirement plans, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class R4 shares were named Class R3 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

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Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund. As with other minimum initial investment requirements, the Distributor may, in its sole discretion, waive the minimum initial investment requirement for Class Y shares.

Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Z accounts in a Fund after March 28, 2013 if the affiliated plan opened a Class Z account on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares, but such a plan may establish new accounts in a different share class for which the plan is eligible. The Distributor may, in its sole discretion, delay the funding requirement described above for omnibus retirement plans to allow an omnibus retirement plan that opened a Class Z account (the initial Class Z account) with the Fund as of the close of business on March 28, 2013 to make additional purchases of Class Z shares, open new Class Z accounts and add new participants after March 28, 2013 so long as the initial Class Z account is funded by July 2, 2013.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions). Effective March 29, 2013, such accounts may, at their holder’s option, exchange Class Z shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

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Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R and Class R4	None	None
Class R5	variable(d)	N/A
Class W	$500	N/A
Class Y	variable(e)	N/A
Class Z	variable(f)	variable(f)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class R5 shares for omnibus retirement plans. A minimum initial investment of $100,000 applies to aggregate purchases of Class R5 shares of a Fund for combined underlying accounts of any registered investment adviser that clears Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements.

(e)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(f)

The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below. The minimum initial investment amount for systematic investment plan accounts is the same as the amount set forth in the first four rows of the table, as applicable.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.

Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

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The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

S.25

•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee may be required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributes portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

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•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period

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that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•

Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Z shares for Class A shares. See Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class Z Shares for details.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

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The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

S.29

•

Certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This

S.30

reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may

S.31

experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, if applicable, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional Information About the Fund

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:

By Mail:	Columbia Funds c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081
By Telephone:	800.345.6611

Online: columbiamanagement.com

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, D.C. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov.You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

The investment company registration number of Columbia Funds Series Trust II, of which the Fund is a series, is 811-21852.

S-6334-99 AL (3/13)

Columbia Multi-Advisor International Value Fund

Prospectus February 28, 2013

Columbia Multi-Advisor International Value Fund seeks to provide shareholders with long-term capital growth.

Class	Ticker Symbol
Class A	APIAX
Class B	AXIBX
Class C	APICX
Class I	APRIX
Class K*	CMIVX
Class Z	CMVZX

*	Prior to October 25, 2012, Class K was known as Class R4.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	5p
Past Performance	6p
Fund Management	8p
Buying and Selling Shares	8p
Tax Information	8p
Financial Intermediary Compensation	8p
More Information About the Fund	9p
Investment Objective	9p
Principal Investment Strategies of the Fund	9p
Principal Risks of Investing in the Fund	11p
More About Annual Fund Operating Expenses and Past Performance	13p
Other Investment Strategies and Risks	14p
Fund Management and Compensation	15p
Financial Highlights	18p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.26
Exchanging Shares	S.27
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2013 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Multi-Advisor International Value Fund (the Fund) seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.9 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)
	Class A		Class B		Class C		Classes I, K & Z
Maximum sales charge (load) imposed on purchases, as a % of offering price	5.75%		None		None		None
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or current net asset value	1.00%	(a)	5.00%	(b)	1.00%	(c)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class B		Class C		Class I		Class K		Class Z
Management fees	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
Distribution and/or service (12b-1) fees	0.25%		1.00%		1.00%		0.00%		0.00%		0.00%
Other expenses(d)	0.75%		0.75%		0.75%		0.24%		0.54%		0.75%
Total annual fund operating expenses	1.90%		2.65%		2.65%		1.14%		1.44%		1.65%
Less: Fee waiver/expense reimbursement(e)	(0.49%	)	(0.49%	)	(0.49%	)	(0.18%	)	(0.18%	)	(0.49%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(e)	1.41%		2.16%		2.16%		0.96%		1.26%		1.16%

(a)

Contingent deferred sales charges (CDSC) on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase, with certain limited exceptions.

(b)	This charge decreases over time.

(c)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.

(d)	Other expenses for Class A, Class B, Class C, Class K and Class Z shares have been restated to reflect contractual changes to certain fees paid by the Fund.

(e)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until February 28, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.41% for Class A, 2.16% for Class B, 2.16% for Class C, 0.96% for Class I, 1.26% for Class K and 1.16% for Class Z.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expense table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$710	$1,093	$1,500	$2,632
Class B (if shares are redeemed)	$719	$1,077	$1,561	$2,765
Class B (if shares are not redeemed)	$219	$777	$1,361	$2,765
Class C (if shares are redeemed)	$319	$777	$1,361	$2,947
Class C (if shares are not redeemed)	$219	$777	$1,361	$2,947
Class I (whether or not shares are redeemed)	$98	$344	$610	$1,370
Class K (whether or not shares are redeemed)	$128	$438	$770	$1,709
Class Z (whether or not shares are redeemed)	$118	$472	$851	$1,913

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2013 PROSPECTUS	3p

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets primarily are invested in equity securities of foreign issuers that are believed to be undervalued and offer growth potential. These equity securities generally include common stocks, preferred stock and depositary receipts. The Fund may invest in both developed and emerging markets.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager for the Fund and is responsible for oversight of the Fund’s subadvisers. A portion of the Fund’s assets are managed by Columbia Management, while Dimensional Fund Advisors, L.P. (DFA) and Mondrian Investment Partners Limited (Mondrian) (the Subadvisers) each manage other portions of the Fund’s assets. Columbia Management, subject to the oversight of the Fund’s Board of Trustees (Board), decides the proportion of the Fund assets to be managed by it and each Subadviser, and may change these proportions at any time. Columbia Management and the Subadvisers act independently of the other and each uses its own methodology for selecting stocks.

Columbia Management

Columbia Management combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing its portion of the Fund’s portfolio. Columbia Management seeks to identify equity securities of foreign companies that have market capitalizations of more than $1 billion at the time of purchase. The foreign companies are typically in at least three countries, other than the United States, at any one time and may be in emerging market countries. Columbia Management may invest directly in foreign securities or indirectly through closed-end investment companies and depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Columbia Management invests in common stocks and may invest in derivatives, including futures, forwards, options, swap contracts and other derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

DFA

DFA uses a value-oriented approach that seeks sources of higher expected returns aiming to add value beyond what can be achieved via other approaches and conventional benchmarks. DFA’s stock selection process seeks to identify stocks of large non-U.S. companies that are determined to be “value” stocks at the time of purchase. DFA considers value stocks to be primarily those issued by companies with a high book value in relation to market value (a “book to market ratio”). In assessing value, DFA may consider additional factors, such as price to cash flow or price to earnings ratios as well as economic conditions and developments in the issuer’s industry. The criteria DFA uses for assessing value are subject to change from time to time. DFA, using a market capitalization weighted approach, purchases stocks of large companies located in developed market countries that have been designated as approved markets. DFA may purchase equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country, to gain exposure to companies associated with approved markets.

Mondrian

Mondrian is an active, value-oriented, defensive manager that emphasizes small-cap investment opportunities for the Fund. Mondrian considers small-cap investment opportunities to be companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International (MSCI) World Ex-U.S. Small Cap Index. The MSCI World Ex-U.S. Small Cap Index is composed of stocks which are categorized as small capitalization stocks and is designed to measure equity performance in 23 global developed markets, excluding the U.S. Mondrian then uses a quantitative screen as well as other security ideas to derive a smaller number of companies on which it will make use of a three-stage process to determine (i) whether an existing security will remain or will be removed from the Fund and (ii) whether a new security will be purchased for the Fund. Mondrian may use foreign currency forward contracts, with terms of up to three months on a rolling basis, in an effort to defensively hedge the currency of existing positions. Mondrian also may purchase foreign currency for immediate settlement in order to purchase foreign securities.

4p	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2013 PROSPECTUS

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

Derivatives Risk/Options Risk. The Fund may buy and sell call and put options. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. These transactions involve other risks, including counterparty risk and hedging risk.

Derivatives Risk/Swaps Risk. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions involving short exposures. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk, hedging risk, pricing risk and liquidity risk.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than a more geographically diversified fund.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2013 PROSPECTUS	5p

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Multi-Adviser Risk. The Fund has multiple subadvisers. Each subadviser makes investment decisions independently from the other subadviser(s). It is possible that the security selection process of one subadviser will not complement or may conflict or even contradict that of the other subadviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class that commenced operations after the periods ended shown in the table below include the returns of the Fund’s Class A shares (adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses and sales charges (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes of the Fund invest in the same portfolio of securities.

The after-tax returns shown in the table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares are higher than before-tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.

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The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

(calendar year)

During the periods shown:

¡ Highest return for a calendar quarter was 25.00% (quarter ended June 30, 2009).
¡ Lowest return for a calendar quarter was –24.70% (quarter ended December 31, 2008).

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2012)
	Share Class Inception Date	1 year	5 years	10 years
Class A	09/28/01
shares returns before taxes		8.90%	–8.38%	6.03%
shares returns after taxes on distributions		8.68%	–9.02%	5.09%
shares returns after taxes on distributions and redemption of fund shares		6.45%	–7.06%	5.23%
Class B shares returns before taxes	09/28/01	9.61%	–8.32%	5.83%
Class C shares returns before taxes	09/28/01	13.69%	–8.00%	5.85%
Class I shares returns before taxes	03/04/04	16.23%	–6.77%	7.14%
Class K shares returns before taxes	09/28/01	15.70%	–6.96%	6.95%
Class Z shares returns before taxes	09/27/10	15.76%	–7.21%	6.70%
MSCI EAFE Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)		17.69%	–4.34%	8.57%

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FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadvisers: Dimensional Fund Advisors, L.P. and Mondrian Investment Partners Limited

Columbia Management Investment Advisers, LLC
Portfolio Manager	Title	Managed Fund Since
Colin Moore, AIIMR	Co-Portfolio Manager	April 2012
Fred Copper, CFA	Co-Portfolio Manager	April 2012

Dimensional Fund Advisors, L.P.
Portfolio Manager	Title	Managed Fund Since
Karen Umland, CFA	Senior Portfolio Manager and Vice President	2011
Jed Fogdall	Senior Portfolio Manager and Vice President	2011
Joseph Chi, CFA	Senior Portfolio Manager and Vice President	2011
Henry F. Gray	Head of Global Equity Trading and Vice President	2012

Mondrian Investment Partners Limited
Portfolio Manager	Title	Managed Fund Since
Dr. Ormala Krishnan	Senior Portfolio Manager	2008
Frances M. Cuthbert, CFA	Senior Portfolio Manager	2012
Aidan Nicholson, CFA	Senior Portfolio Manager	2012

BUYING AND SELLING SHARES

Minimum Initial Investment

Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes A, B* & C	Nonqualified accounts	$2,000	$100
	Individual retirement accounts	$1,000	$100
Classes I & K*	All eligible accounts	None	None
Class Z	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor	$100

*	This class of shares is generally closed to new investors

There is no minimum additional investment for any share class.

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

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More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Multi-Advisor International Value Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets primarily are invested in equity securities of foreign issuers that are believed to be undervalued and offer growth potential. These equity securities generally include common stocks, preferred stock and depositary receipts. The Fund may invest in both developed and emerging markets.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager for the Fund and is responsible for oversight of the Fund’s subadvisers. A portion of the Fund’s assets are managed by the Columbia Management, while Dimensional Fund Advisors, L.P. (DFA) and Mondrian Investment Partners Limited (Mondrian) (the Subadvisers) each manage other portions of the Fund’s assets. Columbia Management, subject to the oversight of the Fund’s Board of Trustees (Board), decides the proportion of the Fund assets to be managed by it and each Subadviser, and may change these proportions at any time. Columbia Management and the Subadvisers act independently of the other and each uses its own methodology for selecting stocks.

Columbia Management

Columbia Management combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing its portion of the Fund’s portfolio. Columbia Management seeks to identify equity securities of foreign companies that have market capitalizations of more than $1 billion at the time of purchase. The foreign companies are typically in at least three countries, other than the United States, at any one time and may be in emerging market countries. Columbia Management may invest directly in foreign securities or indirectly through closed-end investment companies and depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Columbia Management invests in common stocks and may invest in derivatives, including futures, forwards, options, swap contracts and other derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

Columbia Management normally invests no more than 5% of its total assets in a single security; typically invests up to the greater of (i) 20% of its total assets in a single country or industry or (ii) 150% of the weighting of a single country or industry in the MSCI Europe, Australasia, Far East (EAFE) Value Index (limited to less than 25% of its total assets in a single industry, other than U.S. Government obligations); and generally may not invest more than 20% of its total assets in emerging market countries. When identifying value opportunities, Columbia Management considers, among other factors:

•	businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors;

•

various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. Columbia Management believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation;

•	a company’s current operating margins relative to its historic range and future potential; and

•

potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities or anticipated improvements in macroeconomic factors.

Columbia Management may sell a security when the security’s price reaches a target set by Columbia Management; if Columbia Management believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; or that other investments are more attractive; or for other reasons.

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DFA

DFA uses a value-oriented approach that seeks sources of higher expected returns aiming to add value beyond what can be achieved via other approaches and conventional benchmarks. DFA’s stock selection process generally seeks to identify stocks of large non-U.S. companies that are determined to be “value” stocks at the time of purchase. DFA considers value stocks to be primarily those issued by companies with a high book value in relation to market value (a “book to market ratio”). In assessing value, DFA may consider additional factors, such as price to cash flow or price to earnings ratios as well as economic conditions and developments in the issuer’s industry. The criteria DFA uses for assessing value are subject to change from time to time. DFA, using a market capitalization weighted approach, purchases stocks of large companies located in developed market countries that have been designated as approved markets by DFA. DFA may purchase equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country, to gain exposure to companies associated with approved markets.

Under normal market conditions, DFA intends to invest at least 40% of the Funds assets it manages in companies in three or more non-U.S. developed market countries that have been designated as approved markets by DFA.

In the countries or regions authorized for investment, DFA first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. DFA then determines the universe of eligible stocks by defining the minimum market capitalization of a large company that may be purchased by the Fund with respect to each country or region. This threshold will vary by country or region. DFA intends to purchase securities within each applicable country using a market capitalization weighted approach. Through this approach and its judgment, DFA will seek to set country weights based on the relative market capitalization of eligible large companies within each country.

DFA may sell some or all of its position in a security if the security no longer meets one or more of the eligibility criteria for purchase that are described above or, if requested by the Investment Manager, to provide liquidity for fund redemptions. Notwithstanding the foregoing, DFA retains discretion over the decision to sell any given security at any time.

Investments for the Fund will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the Fund’s portfolio do pay dividends. It is anticipated, therefore, that the Fund, will receive dividend income.

Mondrian

Mondrian is an active, value-oriented, defensive manager that emphasizes small-cap investment opportunities for the Fund. Mondrian considers small-cap investment opportunities to be companies whose market capitalization falls within the market capitalization range of companies in the Morgan Stanley Capital International (MSCI) World Ex-U.S. Small Cap Index. The MSCI World Ex-U.S. Small Cap Index is composed of stocks which are categorized as small capitalization stocks and is designed to measure equity performance in 23 global developed markets, excluding the U.S. Mondrian then uses a quantitative screen as well as other security ideas to derive a smaller number of companies on which it will make use of a three-stage process to determine (i) whether an existing security will remain or will be removed from the Fund and (ii) whether a new security will be purchased for the Fund. Mondrian’s three-stage research process includes:

•	an overview of financial statements and industry prospects;

•	meetings (on-site) with company management to have a clearer understanding of business operations and growth prospects; and

•

using a combination of bottom-up/top-down inputs to model the future income stream, balance sheet and cash flow projections of the company to ascertain the long-term dividend paying capability of the company, which are then used as inputs into the inflation adjusted dividend discount methodology to derive the underlying value of a company.

In addition, Mondrian may sell a security if:

•	price appreciation has led to a significant overvaluation against a predetermined value level as defined by the dividend discount model;

•	change in the fundamentals adversely affects ongoing appraisal of value;

•	more attractive alternatives are discovered; and

•	market capitalization significantly exceeds Mondrian’s targeted ceiling.

Mondrian may use foreign currency forward contracts, with terms of up to three months on a rolling basis, in an effort to defensively hedge the currency of existing positions. Mondrian also may purchase foreign currency for immediate settlement in order to purchase foreign securities.

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PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter market. These transactions involve other risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

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Derivatives Risk/Swaps Risk. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a swap transaction, one party agrees to pay the other party an amount equal to the return, based upon an agreed-upon notional value, of a defined underlying asset or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the return from a different underlying asset or non-asset reference based upon an agreed-upon notional value. Swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of swap transactions involving short exposures. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk in that the Fund’s exposure and potential losses are greater than the amount invested) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

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Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Multi-Adviser Risk. The Fund has multiple subadvisers. Each subadviser makes investment decisions independently from the other subadviser(s). It is possible that the security selection process of one subadviser will not complement or may conflict or even contradict that of the other subadviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Fund portfolio manager’s quantitative analyses or models, or in the data on which they are based, could adversely affect the portfolio manager’s effective use of such analyses or models, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES AND PAST PERFORMANCE

The following information is presented in addition to, and should be read in conjunction with, the information that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses shown in the “Fees and Expenses of the Fund” section of this prospectus are generally based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or later, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2013 PROSPECTUS	13p

The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through February 28, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.41% for Class A, 2.16% for Class B, 2.16% for Class C, 0.96% for Class I, 1.26% for Class K and 1.16% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of fee waivers and/or expense reimbursements on Past Performance. The Fund’s returns shown in the “Past Performance” section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers and/or expense reimbursements, the Fund’s returns would have been lower.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies. To the extent not a principal investment strategy, the Fund may also invest in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. Certain ETFs are designed to replicate the price and yield of a specified market index. The share price of these ETFs may not track their specified market index and may trade below net asset value. These ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed (i.e., they do not track an index), which indirectly subjects the Fund to active management risk of the ETF. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

The Fund may invest in derivatives, including as part of its Principal Investment Strategies (see that section of the prospectus to determine which, if any, derivatives the Fund may utilize as “principal”) and/or its non-principal investment strategies. The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the London Interbank Offered Rate, commonly known as LIBOR) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the SAI.

14p	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2013 PROSPECTUS

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region when the Investment Manager believes such defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. See above for more information on the risks of investing in derivatives.

The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

The Fund currently does not participate in the securities lending program, but the Board may determine to renew participation in the future. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports to shareholders.

Change in Subadviser(s). From time to time, the Investment Manager may add or change unaffiliated subadvisers. See “Fund Management and Compensation, Investment Manager.” The date the current Subadviser(s) began serving the Fund is set forth under “Fund Management and Compensation, Investment Manager.” When applicable, performance of the Fund prior to the date the current Subadviser(s) began serving was achieved by different subadviser(s). Similarly, the portfolio turnover rate shown in the “Financial Highlights” applies to the subadviser(s) serving during the relevant time-period. A change in subadviser(s) may result in increased portfolio turnover, as noted under “Portfolio Turnover.”

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance. For subadvised funds, a change in a subadviser may result in increased portfolio turnover, which increase may be substantial, as the new subadviser realigns the portfolio, or if the subadviser(s) trades portfolio securities more frequently. A realignment or more active strategy could produce higher than expected capital gains. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the Investment Manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the Investment Manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2013 PROSPECTUS	15p

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.90% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the renewal of the IMS Agreement is available in the Fund’s semiannual report to shareholders for the period ended April 30, 2012.

In addition to managing a portion of the Fund’s assets, Columbia Management selects, contracts with and compensates the Subadvisers to manage the investment of a portion of the Fund’s assets. Columbia Management monitors the compliance of Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of Subadvisers, and reports periodically to the Board.

Each Subadviser manages its portion of the Fund’s assets based upon its experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

Columbia Management

Colin Moore, AIIMR, Co-Portfolio Manager.

•	Managed the Fund since April 2012.

•	Chief Investment Officer of the Investment Manager.

•	Joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2002.

•	Began investment career in 1983.

•	London Business School — Investment Management Program.

Fred Copper, CFA, Co-Portfolio Manager

•	Managed the Fund since April 2012.

•	Joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2005.

•	Began investment career in 1990.

•	BS from Boston College and MBA from the University of Chicago.

DFA

DFA, which began serving as Subadviser to the Fund in November 2011, is located at 6300 Bee Cave Road, Building One, Austin, Texas 78746. DFA, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, under a Subadvisory Agreement with Columbia Management.

DFA uses a team approach in managing investment portfolios. The investment team includes the Investment Committee of DFA (the Investment Committee), portfolio managers and trading personnel. In accordance with DFA’s team approach, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the portfolios managed by DFA, including initiating buy and sell orders based on the parameters established by the Investment Committee. The portfolio managers responsible for coordinating the day-to-day management of the portion of the Fund allocated to DFA are:

Karen Umland, CFA

•	Senior Portfolio Manager and Vice President.

•	Managed the Fund since November 2011.

•	Joined DFA in 1993.

•	Has over 23 years of investment experience.

•	B.A., Yale University; M.B.A., University of California Los Angeles.

16p	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2013 PROSPECTUS

Jed Fogdall

•	Co-Head of Portfolio Management, Senior Portfolio Manager and Vice President.

•	Managed the Fund since November 2011.

•	Joined DFA in 2004.

•	Has over seven years of investment experience.

•	B.S., Purdue University; M.B.A., University of California Los Angeles.

Joseph Chi, CFA

•	Co-Head of Portfolio Management, Senior Portfolio Manager and Vice President.

•	Managed the Fund since November 2011.

•	Joined DFA in 2005.

•	Has over 12 years of investment experience.

•	B.S. and M.B.A., University of California Los Angeles; J.D., University of Southern California.

Henry F. Gray

•	Head of Global Equity Trading and Vice President.

•	Managed the Fund since 2012.

•	Joined DFA in 1995.

•	Portfolio Manager, DFA, 1995 to 2005.

•	Head of Global Equity Trading, DFA, since 2006.

•	A.B., Princeton University; M.B.A., University of Chicago.

Mondrian

Mondrian, which has served as subadviser to the Fund since August 2008, is located at 10 Gresham Street, 5th Floor, London, United Kingdom EC2V7JD. Mondrian, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management. The portfolio managers primarily responsible for the day-to-day management of the portion of the Fund allocated to Mondrian are:

Dr. Ormala Krishnan

Senior Portfolio Manager

Dr. Krishnan heads Mondrian’s international small cap strategy. Dr. Krishnan started her investment career in 1993 with Singapore based Koeneman Capital Management. Prior to joining Mondrian in 2000 as a portfolio manager, Dr. Krishnan was an investment consultant with William M Mercer. Upon completion of her BSc in pure and applied mathematics from the National University of Singapore, Dr. Krishnan achieved her MSc in actuarial science from City University, London. In 2006, Dr. Krishnan completed her doctoral program in investment and finance from Sir John Cass Business School, City of London. Her doctoral thesis was on “Value versus Growth in the Asian Equity Markets.”

Frances M. Cuthbert

Senior Portfolio Manager

Ms. Cuthbert is a graduate of the University of Edinburgh where she completed a MA (Hons) degree in Economics. She commenced her career at Deutsche Bank before joining Mondrian in 1999 with responsibilities in the International Small Capitalization Team. Ms. Cuthbert is a CFA Charterholder, a member of the CFA Institute and a member of the CFA Society of the UK.

Aidan Nicholson

Senior Portfolio Manager

Having graduated from Pembroke College, Oxford with a Masters in Engineering, Economics & Management, Mr. Nicholson worked at Cazenove & Co. in the UK Smaller Companies Team, before moving to Mondrian in 2003 where he is a Portfolio Manager on the International Small Capitalization Team. Mr. Nicholson is a CFA Charterholder, a member of the CFA Institute and a member of the CFA Society of the UK.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2013 PROSPECTUS	17p

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The information for the most recent fiscal year has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for prior fiscal years has been derived from the financial statements audited by the Fund’s former Independent Registered Public Accounting Firm, Ernst & Young LLP.

	Year ended October 31,
	2012	2011	2010	2009	2008
Class A
Per share data
Net asset value, beginning of period	$5.40	$6.13	$5.67	$5.02	$12.14
Income from investment operations:
Net investment income	0.10	0.09	0.08	0.08	0.22
Net realized and unrealized gain (loss)	(0.04)	(0.63)	0.50	1.04	(6.16)
Total from investment operations	0.06	(0.54)	0.58	1.12	(5.94)
Less distributions to shareholders:
Net investment income	(0.17)	(0.19)	(0.12)	—	—
Net realized gains	—	—	—	(0.47)	(1.18)
Total distributions to shareholders	(0.17)	(0.19)	(0.12)	(0.47)	(1.18)
Net asset value, end of period	$5.29	$5.40	$6.13	$5.67	$5.02
Total return	1.50%	(9.12% )	10.36%	24.97% (a)	(53.60% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.84%	1.63%	1.57%	1.48%	1.29%
Net expenses after fees waived or expenses reimbursed(c)	1.50% (d)	1.63% (d)	1.57%	1.48%	1.29%
Net investment income	2.02% (d)	1.50% (d)	1.37%	1.73%	2.42%
Supplemental data
Net assets, end of period (in thousands)	$209,596	$287,441	$427,389	$710,323	$659,381
Portfolio turnover	79%	21%	34%	63%	40%

Notes to Financial Highlights

(a)	The Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

18p	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2013 PROSPECTUS

	Year ended October 31,
	2012	2011	2010	2009	2008
Class B
Per share data
Net asset value, beginning of period	$5.07	$5.75	$5.32	$4.78	$11.69
Income from investment operations:
Net investment income	0.06	0.05	0.03	0.05	0.15
Net realized and unrealized gain (loss)	(0.04)	(0.61)	0.48	0.96	(5.88)
Total from investment operations	0.02	(0.56)	0.51	1.01	(5.73)
Less distributions to shareholders:
Net investment income	(0.10)	(0.12)	(0.08)	—	—
Net realized gains	—	—	—	(0.47)	(1.18)
Total distributions to shareholders	(0.10)	(0.12)	(0.08)	(0.47)	(1.18)
Net asset value, end of period	$4.99	$5.07	$5.75	$5.32	$4.78
Total return	0.67%	(9.90% )	9.63%	23.82% (a)	(53.90% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.58%	2.38%	2.35%	2.25%	2.05%
Net expenses after fees waived or expenses reimbursed(c)	2.25% (d)	2.38% (d)	2.35%	2.25%	2.05%
Net investment income	1.31% (d)	0.84% (d)	0.62%	1.03%	1.69%
Supplemental data
Net assets, end of period (in thousands)	$13,109	$23,042	$48,327	$80,458	$112,548
Portfolio turnover	79%	21%	34%	63%	40%

	Year ended October 31,
	2012	2011	2010	2009	2008
Class C
Per share data
Net asset value, beginning of period	$5.03	$5.73	$5.31	$4.76	$11.66
Income from investment operations:
Net investment income	0.06	0.04	0.03	0.04	0.14
Net realized and unrealized gain (loss)	(0.04)	(0.59)	0.48	0.98	(5.86)
Total from investment operations	0.02	(0.55)	0.51	1.02	(5.72)
Less distributions to shareholders:
Net investment income	(0.13)	(0.15)	(0.09)	—	—
Net realized gains	—	—	—	(0.47)	(1.18)
Total distributions to shareholders	(0.13)	(0.15)	(0.09)	(0.47)	(1.18)
Net asset value, end of period	$4.92	$5.03	$5.73	$5.31	$4.76
Total return	0.60%	(9.94% )	9.66%	24.14% (a)	(53.96% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.59%	2.38%	2.33%	2.24%	2.04%
Net expenses after fees waived or expenses reimbursed(c)	2.24% (d)	2.38% (d)	2.33%	2.24%	2.04%
Net investment income	1.29% (d)	0.76% (d)	0.60%	1.01%	1.68%
Supplemental data
Net assets, end of period (in thousands)	$4,443	$5,896	$9,218	$10,917	$12,610
Portfolio turnover	79%	21%	34%	63%	40%

Notes to Financial Highlights

(a)	The Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2013 PROSPECTUS	19p

	Year ended October 31,
	2012	2011	2010	2009	2008
Class I
Per share data
Net asset value, beginning of period	$5.55	$6.31	$5.83	$5.12	$12.30
Income from investment operations:
Net investment income	0.13	0.15	0.11	0.12	0.27
Net realized and unrealized gain (loss)	(0.04)	(0.68)	0.53	1.06	(6.27)
Total from investment operations	0.09	(0.53)	0.64	1.18	(6.00)
Less distributions to shareholders:
Net investment income	(0.22)	(0.23)	(0.16)	—	—
Net realized gains	—	—	—	(0.47)	(1.18)
Total distributions to shareholders	(0.22)	(0.23)	(0.16)	(0.47)	(1.18)
Net asset value, end of period	$5.42	$5.55	$6.31	$5.83	$5.12
Total return	1.93%	(8.72% )	11.25%	25.72% (a)	(53.37% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.15%	1.00%	0.95%	0.83%	0.84%
Net expenses after fees waived or expenses reimbursed(c)	1.03%	1.00%	0.95%	0.83%	0.84%
Net investment income	2.53%	2.31%	1.96%	2.49%	3.02%
Supplemental data
Net assets, end of period (in thousands)	$8	$8	$185,979	$182,889	$95,736
Portfolio turnover	79%	21%	34%	63%	40%

Notes to Financial Highlights

(a)	The Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended October 31,
	2012	2011	2010	2009		2008
Class K(a)
Per share data
Net asset value, beginning of period	$5.51	$6.26	$5.80	$5.10		$12.23
Income from investment operations:
Net investment income	0.12	0.12	0.10	0.10		0.25
Net realized and unrealized gain (loss)	(0.05)	(0.66)	0.51	1.07		(6.20)
Total from investment operations	0.07	(0.54)	0.61	1.17		(5.95)
Less distributions to shareholders:
Net investment income	(0.19)	(0.21)	(0.15)	—		—
Net realized gains	—	—	—	(0.47)		(1.18)
Total distributions to shareholders	(0.19)	(0.21)	(0.15)	(0.47)		(1.18)
Net asset value, end of period	$5.39	$5.51	$6.26	$5.80		$5.10
Total return	1.68%	(8.97% )	10.77%	25.61	%(b)	(53.27% )
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.44%	1.31%	1.27%	1.14%		1.13%
Net expenses after fees waived or expenses reimbursed(d)	1.32%	1.31%	1.27%	1.00%		0.87%
Net investment income	2.24%	1.85%	1.67%	2.14%		2.75%
Supplemental data
Net assets, end of period (in thousands)	$214	$217	$385	$493		$558
Portfolio turnover	79%	21%	34%	63%		40%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.
(b)	The Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

20p	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2013 PROSPECTUS

	Year ended October 31,
	2012		2011		2010(a)
Class Z
Per share data
Net asset value, beginning of period	$5.53		$6.31		$6.09
Income from investment operations:
Net investment income	0.13		0.13		0.01
Net realized and unrealized gain (loss)	(0.06)		(0.68)		0.21
Total from investment operations	0.07		(0.55)		0.22
Less distributions to shareholders:
Net investment income	(0.20)		(0.23)		—
Total distributions to shareholders	(0.20)		(0.23)		—
Net asset value, end of period	$5.40		$5.53		$6.31
Total return	1.70%		(9.11%)		3.61%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.58%		1.44%		1.21	%(c)
Net expenses after fees waived or expenses reimbursed(d)	1.23	%(e)	1.42	%(e)	1.21	%(c)
Net investment income	2.55	%(e)	2.21	%(e)	1.70	%(c)
Supplemental data
Net assets, end of period (in thousands)	$58		$56		$3
Portfolio turnover	79%		21%		34%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2013 PROSPECTUS	21p

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Funds. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class Features

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limit and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

•  1.00% CDSC if redeemed within 12 months of purchase and

•  0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limit: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limit: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limit and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Plan Administration Services Fee: 0.25% Non-12b-1
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R4(h)

Eligibility: Available only to (i) omnibus retirement plans,(ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	None
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment: None for omnibus retirement plans; $100,000 for combined underlying accounts of eligible registered investment advisers

Investment Limit and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limit and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limit and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None

S.3

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with a grandfathered plan may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

S.10

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%(d)	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(e)
Class I	None	None	None
Class K	None	0.25%(f)	0.25%(f)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(g)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(h)	0.50%(h)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

S.12

(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)	The Distributor has voluntarily agreed, effective January 1, 2013, to waive the distribution fee it receives from Class B shares of the Columbia Seligman Communications and Information Fund.
(e)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(f)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(g)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(h)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

S.13

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

S.14

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security. To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

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If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

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The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

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Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

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Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

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Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

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Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only to eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to (i) omnibus retirement plans, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class R4 shares were named Class R3 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

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Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund. As with other minimum initial investment requirements, the Distributor may, in its sole discretion, waive the minimum initial investment requirement for Class Y shares.

Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Z accounts in a Fund after March 28, 2013 if the affiliated plan opened a Class Z account on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares, but such a plan may establish new accounts in a different share class for which the plan is eligible. The Distributor may, in its sole discretion, delay the funding requirement described above for omnibus retirement plans to allow an omnibus retirement plan that opened a Class Z account (the initial Class Z account) with the Fund as of the close of business on March 28, 2013 to make additional purchases of Class Z shares, open new Class Z accounts and add new participants after March 28, 2013 so long as the initial Class Z account is funded by July 2, 2013.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions). Effective March 29, 2013, such accounts may, at their holder’s option, exchange Class Z shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

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Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R and Class R4	None	None
Class R5	variable(d)	N/A
Class W	$500	N/A
Class Y	variable(e)	N/A
Class Z	variable(f)	variable(f)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class R5 shares for omnibus retirement plans. A minimum initial investment of $100,000 applies to aggregate purchases of Class R5 shares of a Fund for combined underlying accounts of any registered investment adviser that clears Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements.

(e)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(f)

The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below. The minimum initial investment amount for systematic investment plan accounts is the same as the amount set forth in the first four rows of the table, as applicable.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.

Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

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The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

S.25

•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee may be required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributes portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

S.26

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period

S.27

that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•

Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Z shares for Class A shares. See Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class Z Shares for details.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

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The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

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•

Certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This

S.30

reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may

S.31

experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, if applicable, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6242-99 T (3/13)

Columbia Seligman Global Technology Fund

Prospectus February 28, 2013

Class	Ticker Symbol
Class A Shares	SHGTX
Class B Shares	SHTBX
Class C Shares	SHTCX
Class I Shares	CSYIX
Class K* Shares	SGTSX
Class R Shares	SGTRX
Class R4 Shares	CCHRX
Class R5 Shares	SGTTX
Class Z Shares	CSGZX

*	Prior to October 25, 2012, Class K was known as Class R4.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May  Lose Value • No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies	4p
Principal Risks	4p
Performance Information	5p
Fund Management	6p
Purchase and Sale of Fund Shares	7p
Tax Information	7p
Payments to Broker-Dealers and Other Financial Intermediaries	7p
More Information About the Fund	8p
Investment Objective	8p
Principal Investment Strategies	8p
Principal Risks	9p
Additional Investment Strategies and Policies	11p
Fund Management and Compensation	13p
Financial Highlights	15p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Opening an Account and Placing Orders	S.19
Buying Shares	S.21
Selling Shares	S.26
Exchanging Shares	S.27
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Seligman Global Technology Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary, in the Reductions/Waiver of Sales Charges — Front-End Sales Charge Reductions section beginning on page S.9 of this prospectus and in Appendix D to the Statement of Additional Information (SAI) beginning on page D-1.

Shareholder Fees (fees paid directly from your investment)
	Class A		Class B		Class C		Classes I, K, R, R4, R5 and Z
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None		None		None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00%	(a)	5.00%	(b)	1.00%	(c)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I	Class K	Class R	Class R4	Class R5	Class Z
Management Fees	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.50%	0.00%	0.00%	0.00%
Other Expenses(d)	0.42%	0.42%	0.42%	0.14%	0.44%	0.42%	0.42%	0.19%	0.42%
Total Annual Fund Operating Expenses	1.53%	2.28%	2.28%	1.00%	1.30%	1.78%	1.28%	1.05%	1.28%

(a)

Contingent deferred sales charges (CDSC) on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase, with certain limited exceptions.

(b)	This charge decreases over time.
(c)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.
(d)

Other expenses for Class A, Class B, Class C, Class K, Class R, Class R5 and Class Z shares have been restated to reflect contractual changes to certain fees paid by the Fund, and other expenses for Class R4 shares are based on estimated amounts for the Fund’s current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$722	$1,031	$1,361	$2,294
Class B (if shares are redeemed)	$731	$1,012	$1,420	$2,427
Class B (if shares are not redeemed)	$231	$712	$1,220	$2,427
Class C (if shares are redeemed)	$331	$712	$1,220	$2,615
Class C (if shares are not redeemed)	$231	$712	$1,220	$2,615
Class I (whether or not shares are redeemed)	$102	$318	$552	$1,225
Class K (whether or not shares are redeemed)	$132	$412	$713	$1,568
Class R (whether or not shares are redeemed)	$181	$560	$964	$2,095
Class R4 (whether or not shares are redeemed)	$130	$406	$702	$1,545
Class R5 (whether or not shares are redeemed)	$107	$334	$579	$1,283
Class Z (whether or not shares are redeemed)	$130	$406	$702	$1,545

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS	3p

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund generally invests at least 80% of its assets (including the amount of any borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries. For these purposes, technology-related companies are those companies that use technology extensively to improve their business processes and applications. The technology industry comprises information technology and communications, as well as medical, environmental and bio-technology. The Fund may invest in securities of companies domiciled in any country believed to be appropriate to the Fund’s objective. The Fund generally invests in several countries in different geographic regions.

Under normal circumstances, the Fund generally invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if the portfolio managers believe the market conditions for these investments or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

The Fund may invest in companies that have market capitalizations of any size. Securities of large capitalization companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Fund. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small-to-medium size capitalization, and the Fund may invest in these companies as well.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

4p	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

Technology and Technology-Related Investment Risk. Companies in the technology sector and technology-related sectors are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in these sectors, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many technology companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Because the Fund concentrates its investments (or, invests a significant portion of its net assets in securities of technology and technology-related companies), the Fund’s price may be more volatile than a fund that is invested in a more diverse range of market sectors.

PERFORMANCE INFORMATION

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class A shares (without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes of the Fund invest in the same portfolio of securities.

The after-tax returns shown in the table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS	5p

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

(calendar year)

During the periods shown:

¡ Highest return for a calendar quarter was 22.07% (quarter ended March 31, 2012).
¡ Lowest return for a calendar quarter was -23.29% (quarter ended December 31, 2008).

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2012)
	Share Class Inception Date	1 year	5 years	10 years
Class A	5/23/94
shares returns before taxes		1.55%	1.23%	8.36%
shares returns after taxes on distributions		1.55%	1.20%	8.35%
shares returns after taxes on distributions and redemption of fund shares		1.01%	1.04%	7.42%
Class B shares returns before taxes	4/22/96	1.93%	1.31%	8.18%
Class C shares returns before taxes	5/27/99	5.94%	1.68%	8.19%
Class I shares returns before taxes	8/3/09	8.18%	2.78%	9.18%
Class K shares returns before taxes	8/3/09	7.91%	2.59%	9.08%
Class R shares returns before taxes	4/30/03	7.47%	2.17%	8.73%
Class R4 shares returns before taxes	11/8/12	7.84%	2.46%	9.01%
Class R5 shares returns before taxes	8/3/09	8.21%	2.72%	9.15%
Class Z shares returns before taxes	9/27/10	8.05%	2.58%	9.08%
Morgan Stanley Capital International (MSCI) World IT Index (reflects no deduction for fees, expenses or taxes)		13.30%	0.87%	7.66%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Richard Parower, CFA	Portfolio Manager	Lead Manager	2000
Paul Wick	Portfolio Manager	Co-manager	1994
Ajay Diwan	Portfolio Manager	Co-manager	2006
Benjamin Lu	Portfolio Manager	Co-manager	2006

6p	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:

Online	Regular Mail	Express Mail	By Telephone
columbiamanagement.com	Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081	Columbia Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Suite 8081, Canton, MA 02021-2809	800.345.6611

You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, exchange or sell shares of the Fund in or from your account with the intermediary.

The minimum initial investment amounts for the share classes offered by the Fund are shown below:

Minimum Initial Investment

Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes A, B* & C	Nonqualified accounts	$2,000	$100
	Individual retirement accounts	$1,000	$100
Classes I, K*, R & R4	All eligible accounts	None	None
Class R5	Combined underlying accounts of eligible registered investment advisers	$100,000	N/A
	Omnibus retirement plans	None	N/A
Class Z	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor.	$100

*	This class of shares is generally closed to new investors

There is no minimum additional investment for any share class.

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS	7p

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Seligman Global Technology Fund (the Fund) seeks to provide shareholders with long-term capital appreciation. Only shareholders can change the Fund’s objective. Because any investment involves risk, there is no assurance the Fund’s objective will be achieved.

PRINCIPAL INVESTMENT STRATEGIES

The Fund generally invests at least 80% of its assets (including the amount of any borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries. For these purposes, technology-related companies are those companies that use technology extensively to improve their business processes and applications. The technology industry comprises information technology and communications, as well as medical, environmental and bio-technology. The Fund may invest in securities of companies domiciled in any country believed to be appropriate to the Fund’s objective. The Fund generally invests in several countries in different geographic regions.

Under normal circumstances, the Fund generally invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if the portfolio managers believe the market conditions for these investments or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

The Fund may invest in companies that have market capitalizations of any size. Securities of large capitalization companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Fund. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small-to-medium size capitalization, and the Fund may invest in these companies as well.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

Columbia Management Investment Advisers, LLC (the Investment Manager) seeks to identify those technology companies that it believes have the greatest prospects for future growth, regardless of their countries of origin. The Fund uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the Investment Manager uses extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities.

In selecting individual securities, the Investment Manager looks for companies that it believes display one or more of the following:

•	Above-average growth prospects;

•	High profit margins;

•	Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity);

•	Quality management and equity ownership by executives;

•	Unique competitive advantages (e.g., market share, proprietary products); or

•	Potential for improvement in overall operations.

In evaluating whether to sell a security, the Investment Manager considers, among other factors, whether in its view:

•	Its target price has been reached;

•	Its earnings are disappointing;

•	Its revenue growth has slowed;

•	Its underlying fundamentals have deteriorated;

•	If the Investment Manager believes that negative country or regional factors may affect a company’s outlook; or

•	To meet cash requirements.

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The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the U.S.) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk (i.e., the risk of losses attributable to changes in interest rates) and credit risk (i.e., the risk that the issuer of a fixed-income security may or will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (i.e., the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

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Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Technology and Technology-Related Investment Risk. Companies in the technology sector and technology-related sectors are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in these sectors, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many technology companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Because the Fund concentrates its investments (or, invests a significant portion of its net assets in securities of technology and technology-related companies, the Fund’s price may be more volatile than a fund that is invested in a more diverse range of market sectors.

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ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Investment Guidelines

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset. For these purposes, the Fund determines the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.

Holding Other Kinds of Investments

The Fund may hold investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. For more information on the Fund’s holdings, see the Fund’s shareholder reports.

Transactions in Derivatives

The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the SAI.

Investing in Affiliated Funds

The Investment Manager or an affiliate serves as investment adviser to mutual funds using the Columbia brand (Columba Funds), including those that are structured as “fund-of-funds” and provide asset-allocation services to shareholders by investing in shares of other Columbia Funds, including the Fund (collectively referred to in this section as Underlying Funds), and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the Underlying Funds may experience relatively large purchases or redemptions. Although the Investment Manager may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell securities to manage these transactions. Further, when the Investment Manager structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS	11p

activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.

Lending of Portfolio Securities

The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

The Fund currently does not participate in the securities lending program, but the Board of Trustees (the Board) may determine to renew participation in the future. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports to shareholders.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. The Fund may take such defensive investment positions for as long a period as deemed necessary. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. For information on the risks of investing in derivatives, see Transactions in Derivatives above.

The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also Investing in Money Market Funds under the section Additional Management Information for more information.

Portfolio Holdings Disclosure

The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed, as described in the SAI.

Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the website may not always be current.

Mailings to Households

In order to reduce shareholder expenses the Fund may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive separate copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Understanding Annual Fund Operating Expenses

The Fund’s annual operating expenses, presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios

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reflect fee arrangements as of the date of this prospectus, and are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or a later date, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table. The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (a) investment management fees; (b) distribution and/or service (Rule 12b-1) fees; and (c) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.

Expense Reimbursement Arrangements and Impact on Past Performance

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through February 28, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Class A	1.56%
Class B	2.31%
Class C	2.31%
Class I	1.12%
Class K	1.42%
Class R	1.81%
Class R4	1.31%
Class R5	1.17%
Class Z	1.31%

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers/expense reimbursements, the Fund’s returns would have been lower.

FUND MANAGEMENT AND COMPENSATION

The Investment Manager

The Investment Manager is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries.

Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determines what securities and other investments the Fund should buy or sell and executes the portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing investments.

The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any

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material relationships it has with a subadviser or its affiliates. At present, the Investment Manager has not engaged any investment subadviser for the Fund.

The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Investment Manager by the Fund amounted to 0.855% of average daily net assets of the Fund. A discussion regarding the basis for the Board approving the renewal of the IMS Agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended April 30, 2012.

Portfolio Manager

Information about the Fund’s portfolio manager(s) primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about portfolio manager(s), including information relating to compensation, other accounts managed by the portfolio manager(s) and ownership by portfolio manager(s) of securities in the Fund.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Richard Parower, CFA	Portfolio Manager	Lead Manager	2000
Paul Wick	Portfolio Manager	Co-manager	1994
Ajay Diwan	Portfolio Manager	Co-manager	2006
Benjamin Lu	Portfolio Manager	Co-manager	2006

Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Parower was a Managing Director of Seligman. Mr. Parower joined Seligman in 2000. Mr. Parower began his investment career in 1988 and earned a B.A. from Washington University and an M.B.A. from Columbia University.

Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Wick was a Managing Director of Seligman. Mr. Wick joined Seligman in 1987. Mr. Wick began his investment career in 1987 and earned a B.A. from Duke and an M.B.A. from Duke/Fuqua.

Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Diwan was a Managing Director of Seligman. Mr. Diwan joined Seligman in 2001. Mr. Diwan began his investment career in 1992 and earned a B.S. from Case Western Reserve University and an M.B.A. from Columbia University.

Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Lu was a Portfolio Manager of Seligman. Mr. Lu joined Seligman in 2005. Mr. Lu began his investment career in 2005 and earned a B.S. from New York University.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The information for the most recent fiscal year has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for prior fiscal years has been derived from the financial statements audited by the Fund’s former Independent Registered Public Accounting Firm, Ernst & Young LLP. The information for the fiscal year ended December 31, 2008 has been audited by a different Independent Registered Public Accounting Firm.

	Year Ended October 31,
	2012		2011		2010		2009		2008
Class A
Per share data
Net asset value, beginning of period	$20.16		$20.24		$16.50		$11.77		$19.82
Income from investment operations:
Net investment loss	(0.15)		(0.15)		(0.16)		(0.20)		(0.21)
Net realized and unrealized gain (loss)	0.04		0.21		3.87		4.74		(7.84)
Total from investment operations	(0.11)		0.06		3.71		4.54		(8.05)
Less distributions to shareholders:
Net investment income	—		(0.14)		—		—		—
Total distributions to shareholders	—		(0.14)		—		—		—
Proceeds from regulatory settlements	0.02		—		0.03		0.19		—
Net asset value, end of period	$20.07		$20.16		$20.24		$16.50		$11.77
Total return	(0.45%	)(a)	0.26%		22.67%	(b)	40.19%	(c)	(40.62% )
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.50%		1.49%		1.67%		1.92%		1.76%
Net expenses after fees waived or expenses reimbursed(e)	1.40%	(f)	1.49%	(f)	1.57%		1.91%		1.76%
Net investment loss	(0.70%	)(f)	(0.70%	)(f)	(0.89%	)	(1.46%	)	(1.23% )
Supplemental data
Net assets, end of period (in thousands)	$311,523		$364,366		$418,600		$325,790		$165,249
Portfolio turnover	88%		95%		111%		150%		171%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.
(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS	15p

	Year Ended October 31,
	2012		2011		2010		2009		2008
Class B
Per share data
Net asset value, beginning of period	$17.27		$17.35		$14.25		$10.24		$17.38
Income from investment operations:
Net investment loss	(0.27)		(0.26)		(0.26)		(0.26)		(0.29)
Net realized and unrealized gain (loss)	0.04		0.18		3.33		4.11		(6.85)
Total from investment operations	(0.23)		(0.08)		3.07		3.85		(7.14)
Proceeds from regulatory settlements	0.02		—		0.03		0.16		—
Net asset value, end of period	$17.06		$17.27		$17.35		$14.25		$10.24
Total return	(1.22%	)(a)	(0.46%	)	21.75%	(b)	39.16%	(c)	(41.08% )
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.26%		2.25%		2.44%		2.64%		2.51%
Net expenses after fees waived or expenses reimbursed(e)	2.17%	(f)	2.25%	(f)	2.34%		2.63%		2.51%
Net investment loss	(1.47%	)(f)	(1.47%	)(f)	(1.66%	)	(2.21%	)	(1.98% )
Supplemental data
Net assets, end of period (in thousands)	$7,858		$12,499		$19,558		$21,966		$7,086
Portfolio turnover	88%		95%		111%		150%		171%

	Year ended October 31,
	2012		2011		2010		2009		2008
Class C
Per share data
Net asset value, beginning of period	$17.26		$17.37		$14.25		$10.25		$17.39
Income from investment operations:
Net investment loss	(0.26)		(0.26)		(0.26)		(0.26)		(0.28)
Net realized and unrealized gain (loss)	0.04		0.17		3.35		4.10		(6.86)
Total from investment operations	(0.22)		(0.09)		3.09		3.84		(7.14)
Less distributions to shareholders:
Net investment income	—		(0.02)		—		—		—
Total distributions to shareholders	—		(0.02)		—		—		—
Proceeds from regulatory settlements	0.02		—		0.03		0.16		—
Net asset value, end of period	$17.06		$17.26		$17.37		$14.25		$10.25
Total return	(1.16%	)(a)	(0.51%	)	21.89%	(b)	39.02%	(c)	(41.06% )
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.25%		2.25%		2.43%		2.70%		2.51%
Net expenses after fees waived or expenses reimbursed(e)	2.15%	(f)	2.25%	(f)	2.33%		2.69%		2.51%
Net investment loss	(1.45%	)(f)	(1.45%	)(f)	(1.65%	)	(2.24%	)	(1.98% )

Supplemental data
Net assets, end of period (in thousands)	$64,360		$72,162		$80,128		$69,849		$53,538
Portfolio turnover	88%		95%		111%		150%		171%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.18%.
(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

16p	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS

	Year Ended October 31,
	2012		2011	2010		2009(a)
Class I
Per share data
Net asset value, beginning of period	$20.31		$20.37	$16.52		$15.56
Income from investment operations:
Net investment loss	(0.06)		(0.06)	(0.08)		(0.03)
Net realized and unrealized gain	0.03		0.22	3.90		0.99
Total from investment operations	(0.03)		0.16	3.82		0.96
Less distributions to shareholders:
Net investment income	—		(0.22)	—		—
Total distributions to shareholders	—		(0.22)	—		—
Proceeds from regulatory settlements	0.02		—	0.03		—
Net asset value, end of period	$20.30		$20.31	$20.37		$16.52
Total return	(0.05%	)(b)	0.77%	23.31%	(c)	6.17%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.00%		1.09%	1.17%		1.07%	(e)
Net expenses after fees waived or expenses reimbursed(f)	0.97%		1.09%	1.12%		1.07%	(e)
Net investment loss	(0.26%	)	(0.28% )	(0.45%	)	(0.76%	)(e)
Supplemental data
Net assets, end of period (in thousands)	$11		$11	$28,563		$23,827
Portfolio turnover	88%		95%	111%		150%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year Ended October 31,
	2012		2011	2010		2009(b)
Class K(a)
Per share data
Net asset value, beginning of period	$20.22		$20.29	$16.51		$15.56
Income from investment operations:
Net investment loss	(0.10)		(0.10)	(0.14)		(0.04)
Net realized and unrealized gain	0.04		0.20	3.89		0.99
Total from investment operations	(0.06)		0.10	3.75		0.95
Less distributions to shareholders:
Net investment income	—		(0.17)	—		—
Total distributions to shareholders	—		(0.17)	—		—
Proceeds from regulatory settlements	0.02		—	0.03		—
Net asset value, end of period	$20.18		$20.22	$20.29		$16.51
Total return	(0.20%	)(c)	0.48%	22.89%	(d)	6.10%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.30%		1.29%	1.48%		1.38%	(f)
Net expenses after fees waived or expenses reimbursed(g)	1.16%		1.29%	1.42%		1.38%	(f)
Net investment loss	(0.45%	)	(0.50% )	(0.75%	)	(1.07%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$231		$432	$534		$289
Portfolio turnover	88%		95%	111%		150%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.
(b)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.
(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS	17p

	Year ended October 31,
	2012		2011		2010		2009		2008
Class R
Per share data
Net asset value, beginning of period	$19.78		$19.88		$16.25		$11.62		$19.62
Income from investment operations:
Net investment loss	(0.19)		(0.19)		(0.22)		(0.23)		(0.24)
Net realized and unrealized gain (loss)	0.04		0.19		3.82		4.68		(7.76)
Total from investment operations	(0.15)		—		3.60		4.45		(8.00)
Less distributions to shareholders:
Net investment income	—		(0.10)		—		—		—
Total distributions to shareholders	—		(0.10)		—		—		—
Proceeds from regulatory settlements	0.02		—		0.03		0.18		—
Net asset value, end of period	$19.65		$19.78		$19.88		$16.25		$11.62
Total return	(0.66%	)(a)	(0.04%	)	22.34%	(b)	39.85%	(c)	(40.77% )
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.75%		1.74%		1.95%		2.17%		2.01%
Net expenses after fees waived or expenses reimbursed(e)	1.65%	(f)	1.74%	(f)	1.90%		2.17%		2.01%
Net investment loss	(0.94%	)(f)	(0.95%	)(f)	(1.22%	)	(1.70%	)	(1.48% )
Supplemental data
Net assets, end of period (in thousands)	$8,124		$9,787		$9,158		$5,131		$2,067
Portfolio turnover	88%		95%		111%		150%		171%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.
(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

	Year Ended October 31,
	2012		2011	2010		2009(a)
Class R5
Per share data
Net asset value, beginning of period	$20.27		$20.35	$16.52		$15.56
Income from investment operations:
Net investment loss	(0.05)		(0.05)	(0.42)		(0.02)
Net realized and unrealized gain	0.01		0.19	4.22		0.98
Total from investment operations	(0.04)		0.14	3.80		0.96
Less distributions to shareholders:
Net investment income	—		(0.22)	—		—
Total distributions to shareholders	—		(0.22)	—		—
Proceeds from regulatory settlements	0.02		—	0.03		—
Net asset value, end of period	$20.25		$20.27	$20.35		$16.52
Total return	(0.10%	)(b)	0.66%	23.18%	(c)	6.17%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.06%		1.03%	1.28%		1.18%	(e)
Net expenses after fees waived or expenses reimbursed(f)	0.99%		1.03%	1.13%		1.18%	(e)
Net investment loss	(0.23%	)	(0.21% )	(2.23%	)	(0.56%	)(e)
Supplemental data
Net assets, end of period (in thousands)	$165		$33	$25,932		$5
Portfolio turnover	88%		95%	111%		150%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

18p	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS

	Year ended October 31,
	2012		2011		2010(a)
Class Z
Per share data
Net asset value, beginning of period	$20.26		$20.36		$19.28
Income from investment operations:
Net investment loss	(0.09)		(0.06)		(0.03)
Net realized and unrealized gain	0.04		0.18		1.11
Total from investment operations	(0.05)		0.12		1.08
Less distributions to shareholders:
Net investment income	—		(0.22)		—
Total distributions to shareholders	—		(0.22)		—
Proceeds from regulatory settlements	0.02		—		—
Net asset value, end of period	$20.23		$20.26		$20.36
Total return	(0.15%	)(b)	0.55%		5.60%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.23%		1.14%		1.31%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.13%	(f)	1.14%	(f)	1.28%	(d)
Net investment loss	(0.42%	)(f)	(0.30%	)(f)	(1.57%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$22,115		$20,020		$3
Portfolio turnover	88%		95%		111%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS	19p

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Funds. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class Features

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limit and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

• 1.00% CDSC if redeemed within 12 months of purchase and

• 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limit: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limit: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limit and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Plan Administration Services Fee: 0.25% Non-12b-1
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R4(h)

Eligibility: Available only to (i) omnibus retirement plans,(ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	None
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment: None for omnibus retirement plans; $100,000 for combined underlying accounts of eligible registered investment advisers

Investment Limit and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limit and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limit and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None

S.3

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with a grandfathered plan may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

S.10

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%(d)	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(e)
Class I	None	None	None
Class K	None	0.25%(f)	0.25%(f)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(g)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(h)	0.50%(h)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

S.12

(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)	The Distributor has voluntarily agreed, effective January 1, 2013, to waive the distribution fee it receives from Class B shares of the Columbia Seligman Communications and Information Fund.
(e)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(f)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(g)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(h)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

S.13

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

S.14

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security. To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

S.15

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

S.16

If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

S.17

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

S.18

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

S.19

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

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Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

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Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only to eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to (i) omnibus retirement plans, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class R4 shares were named Class R3 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

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Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund. As with other minimum initial investment requirements, the Distributor may, in its sole discretion, waive the minimum initial investment requirement for Class Y shares.

Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Z accounts in a Fund after March 28, 2013 if the affiliated plan opened a Class Z account on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares, but such a plan may establish new accounts in a different share class for which the plan is eligible. The Distributor may, in its sole discretion, delay the funding requirement described above for omnibus retirement plans to allow an omnibus retirement plan that opened a Class Z account (the initial Class Z account) with the Fund as of the close of business on March 28, 2013 to make additional purchases of Class Z shares, open new Class Z accounts and add new participants after March 28, 2013 so long as the initial Class Z account is funded by July 2, 2013.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions). Effective March 29, 2013, such accounts may, at their holder’s option, exchange Class Z shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

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Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R and Class R4	None	None
Class R5	variable(d)	N/A
Class W	$500	N/A
Class Y	variable(e)	N/A
Class Z	variable(f)	variable(f)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class R5 shares for omnibus retirement plans. A minimum initial investment of $100,000 applies to aggregate purchases of Class R5 shares of a Fund for combined underlying accounts of any registered investment adviser that clears Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements.

(e)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(f)

The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below. The minimum initial investment amount for systematic investment plan accounts is the same as the amount set forth in the first four rows of the table, as applicable.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.

Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

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The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

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•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee may be required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributes portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

S.26

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period

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that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•

Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Z shares for Class A shares. See Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class Z Shares for details.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

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The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

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•

Certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This

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reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may

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experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, if applicable, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional Information About the Fund

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:

By Mail:	Columbia Funds
c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081
By Telephone:	800.345.6611

Online: columbiamanagement.com

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, D.C. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov.You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

The investment company registration number of Columbia Funds Series Trust II, of which the Fund is a series, is 811-21852.

SL-9903-99 E (3/13)

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2013

Columbia Funds Series Trust II
Columbia Absolute Return Currency and Income Fund
Class A: RARAX	Class B: CARBX	Class C: RARCX
Class I: RVAIX	Class R4: CARCX(d)	Class W: RACWX
Class Y: CABYX	Class Z: CACZX
Columbia Absolute Return Emerging Markets Macro Fund
Class A: CMMAX	Class B(a): CMMBX	Class C: CMMCX
Class I: CMMIX	Class R: CMMRX	Class R5: CAARX
Class W: CMMWX	Class Z: CMMZX
Columbia Absolute Return Enhanced Multi-Strategy Fund
Class A: CEMAX	Class B(a): CEMBX	Class C: CEMCX
Class I: CASIX	Class R: CAMRX	Class R5: CEEEX
Class W: CAEWX	Class Z: CEMZX
Columbia Absolute Return Multi-Strategy Fund
Class A: CMSAX	Class B(a): CMSBX	Class C: CRMCX
Class I: CMSIX	Class R: CAMRX	Class R5: CRMRX
Class W: CAEWX	Class Z: CARZX
Columbia Active Portfolios® – Diversified Equity Income Fund
Class A(b): CDEIX
Columbia AMT-Free Tax-Exempt Bond Fund
Class A: INTAX	Class B: ITEBX	Class C: RTCEX
Class Z: CATZX
Columbia Asia Pacific ex-Japan Fund
Class A: CAJAX	Class C: CAJCX	Class I: CAPIX
Class R: CAJRX	Class R5: TAPRX	Class Z: CAJZX
Columbia Capital Allocation Aggressive Portfolio
Class A: AXBAX	Class B: AXPBX	Class C: RBGCX
Class K: CAGRX	Class R: CPARX	Class Z: CPAZX
Columbia Capital Allocation Conservative Portfolio
Class A: ABDAX	Class B: ABBDX	Class C: RPCCX
Class K: CPVRX	Class R: CBURX	Class Z: CBVZX
Columbia Capital Allocation Moderate Portfolio
Class A: ABUAX	Class B: AURBX	Class C: AMTCX
Class K: CBRRX	Class R: CBMRX	Class Z: CBMZX
Columbia Commodity Strategy Fund
Class A: CCSAX	Class C: CCSCX	Class I: CCIYX
Class R: CCSRX	Class W: CCSWX	Class Z: CCSZX
Columbia Diversified Bond Fund
Class A: INBNX	Class B: ININX	Class C: AXBCX
Class I: RDBIX	Class K: IDBYX	Class R: CABRX
Class R4: RSDBX	Class R5: RSVBX	Class W: RVBWX
Class Z: CDBZX
Columbia Diversified Equity Income Fund
Class A: INDZX	Class B: IDEBX	Class C: ADECX
Class I: ADIIX	Class K: IDQYX	Class R: RDEIX
Class R4: RDERX	Class R5: RSEDX	Class W: CDEWX
Class Y: CDEYX	Class Z: CDVZX
Columbia Dividend Opportunity Fund
Class A: INUTX	Class B: IUTBX	Class C: ACUIX
Class I: RSOIX	Class K: RSORX	Class R: RSOOX
Class R4: CDORX	Class R5: RSDFX	Class W: CDOWX
Class Z: CDOZX
Columbia Emerging Markets Bond Fund
Class A: REBAX	Class B: CMBBX	Class C: REBCX
Class I: RSMIX	Class K: CMKRX	Class R: CMBRX
Clas R4: CEBSX(d)	Class R5: CEKRX	Class W: REMWX
Class Y: CEKYX	Class Z: CMBZX
Columbia Emerging Markets Opportunity Fund
Class A: IDEAX	Class B: IEMBX	Class C: RMCEX
Class I: RSRIX	Class K: CEORX	Class R: REMRX
Class R5: REMFX	Class W: CMOWX	Class Z: CEOZX
Columbia Equity Value Fund
Class A: IEVAX	Class B: INEGX	Class C: REVCX
Class I: CEQIX	Class K: AEVYX	Class R: REVRX
Class R4: RSEVX	Class R5: RSEYX	Class W: CEVWX
Class Y: CEVYX	Class Z: CEVZX

Columbia European Equity Fund
Class A: AXEAX	Class B: AEEBX	Class C: REECX
Class I: CEEIX	Class K: CEQRX	Class W: CEEWX
Class Z: CEEZX
Columbia Flexible Capital Income Fund
Class A: CFIAX	Class C: CFIGX	Class I: CFIIX
Class R: CFIRX	Class R4: CFCRX	Class R5: CFXRX
Class W: CFIWX	Class Z: CFIZX
Columbia Floating Rate Fund
Class A: RFRAX	Class B: RSFBX	Class C: RFRCX
Class I: RFRIX	Class K: CFERX	Class R: CFRRX
Class R4: CFLRX	Class R5: RFRFX	Class W: RFRWX
Class Z: CFRZX
Columbia Frontier Fund(c)
Class A: SLFRX	Class B: SLFBX	Class C: SLFCX
Class I: CFFIX	Class K: SFFTX	Class R: SFFRX
Class R5: SFFIX	Class Z: CFOZX
Columbia Global Bond Fund
Class A: IGBFX	Class B: IGLOX	Class C: AGBCX
Class I: AGBIX	Class K: RGBRX	Class R: RBGRX
Class W: RGBWX	Class Y: CGBYX	Class Z: CGBZX
Columbia Global Equity Fund
Class A: IGLGX	Class B: IDGBX	Class C: RGCEX
Class I: CGEIX	Class K: IDGYX	Class R: CGERX
Class R5: RGERX	Class W: CGEWX	Class Z: CGEZX
Columbia Global Opportunities Fund
Class A: IMRFX	Class B: IMRBX	Class C: RSSCX
Class K: IDRYX	Class R: CSARX	Class R4: CSDRX
Class R5: CLNRX	Class Z: CSAZX
Columbia Government Money Market Fund
Class A: SCMXX	Class B: SCBXX	Class C: SCCXX
Class R: SMRXX	Class R5: SMIXX	Class Z: CGZXX
Columbia High Yield Bond Fund
Class A: INEAX	Class B: IEIBX	Class C: APECX
Class I: RSHIX	Class K: RSHYX	Class R: CHBRX
Class R4: CYLRX	Class R5: RSHRX	Class W: RHYWX
Class Y: CHYYX	Class Z: CHYZX
Columbia Income Builder Fund
Class A: RBBAX	Class B: RBBBX	Class C: RBBCX
Class K: CIPRX	Class R: CBURX	Class R4: CNMRX
Class R5: CKKRX	Class Z: CBUZX
Columbia Income Opportunities Fund
Class A: AIOAX	Class B: AIOBX	Class C: RIOCX
Class I: AOPIX	Class K: COPRX	Class R: CIORX
Class R4: CPPRX	Class R5: CKKRX	Class W: CIOWX
Class Y: CIOYX	Class Z: CIOZX
Columbia Inflation Protected Securities Fund
Class A: APSAX	Class B: APSBX	Class C: RIPCX
Class I: AIPIX	Class K: CISRX	Class R: RIPRX
Class R5: CFSRX	Class W: RIPWX	Class Z: CIPZX
Columbia Large Core Quantitative Fund
Class A: AQEAX	Class B: AQEBX	Class C: RDCEX
Class I: ALEIX	Class K: RQEYX	Class R: CLQRX
Class R5: RSIPX	Class W: RDEWX	Class Z: CCRZX
Columbia Large Growth Quantitative Fund
Class A: RDLAX	Class B: CGQBX	Class C: RDLCX
Class I: RDLIX	Class K: RDLFX	Class R: CGQRX
Class R5: CQURX	Class W: RDLWX	Class Z: CLQZX
Columbia Large Value Quantitative Fund
Class A: RLCAX	Class B: CVQBX	Class C: RDCCX
Class I: CLQIX	Class K: RLCYX	Class R: RLCOX
Class T: CVQTX	Class W: RLCWX	Class Z: CVQZX
Columbia Limited Duration Credit Fund
Class A: ALDAX	Class B: ALDBX	Class C: RDCLX
Class I: ALDIX	Class K: CLDRX	Class R4: CDLRX
Class R5: CTLRX	Class W: RLDWX	Class Z: CLDZX

Columbia Marsico Flexible Capital Fund
Class A: CCMAX	Class C: CCFCX	Class I: CFCIX
Class R: CCFRX	Class R5: CTXRX	Class Z: CCMZX
Columbia Mid Cap Growth Opportunity Fund
Class A: INVPX	Class B: IDQBX	Class C: AESCX
Class I: AQUIX	Class K: IESYX	Class R: CGORX
Class R4: CCORX	Class Z: CVOZX
Columbia Mid Cap Value Opportunity Fund
Class A: AMVAX	Class B: AMVBX	Class C: AMVCX
Class I: RMCIX	Class K: RMCVX	Class R: RMVTX
Class R4: RMCRX	Class R5: RSCMX	Class W: CVOWX
Class Z: CMOZX
Columbia Minnesota Tax-Exempt Fund
Class A: IMNTX	Class B: IDSMX	Class C: RMTCX
Class Z: CMNZX
Columbia Money Market Fund
Class A: IDSXX	Class B: ACBXX	Class C: RCCXX
Class I: RCIXX	Class R: RVRXX	Class R5: CMRXX
Class W: RCWXX	Class Z: IDYXX
Columbia Multi-Advisor International Value Fund
Class A: APIAX	Class B: AXIBX	Class C: APICX
Class I: APRIX	Class K: CMIVX	Class Z: CMVZX
Columbia Multi-Advisor Small Cap Value Fund
Class A: ASVAX	Class B: ASVBX	Class C: APVCX
Class I: CAVIX	Class K: RSGLX	Class R: RSVTX
Class R4: RSVRX	Class R5: RSCVX	Class Z: CMAZX
Columbia Portfolio Builder Moderate Aggressive Fund
Class A: AXMAX	Class B: ABMBX	Class C: AGECX
Class K: CMRRX	Class R: CBARX	Class Z: CBAZX

Columbia Portfolio Builder Moderate Conservative Fund
Class A: AUCAX	Class B: AMDBX	Class C: RBMCX
Class K: CBTRX	Class R: CPMRX	Class Z: CPMZX
Columbia Recovery and Infrastructure Fund
Class A: RRIAX	Class B: RRIBX	Class C: RRICX
Class I: RRIIX	Class K: RRIYX	Class R: RRIRX
Class R5: RRIZX	Class Z: CRIZX
Columbia Select Large-Cap Value Fund
Class A: SLVAX	Class B: SLVBX	Class C: SVLCX
Class I: CLVIX	Class K: SLVTX	Class R: SLVRX
Class R4: CSERX	Class R5:SLVIX	Class W: CSVWX
Class Z: CSVZX
Columbia Select Smaller-Cap Value Fund
Class A: SSCVX	Class B: SSCBX	Class C: SVMCX
Class I: CSSIX	Class K: SSLRX	Class R: SSVRX
Class R4: CSPRX	Class R5: SSVIX	Class Z: CSSZX
Columbia Seligman Communications and Information Fund
Class A: SLMCX	Class B: SLMBX	Class C: SCICX
Class I: CSFIX	Class K: SCIFX	Class R: SCIRX
Class R4: SCIOX	Class R5: SCMIX	Class Z: CCIZX
Columbia Seligman Global Technology Fund
Class A: SHGTX	Class B: SHTBX	Class C: SHTCX
Class I: CSYIX	Class K: SGTSX	Class R: SGTRX
Class R4: CCHRX	Class R5: SGTTX	Class Z: CSGZX
Columbia U.S. Government Mortgage Fund
Class A: AUGAX	Class B: AUGBX	Class C: AUGCX
Class I: RVGIX	Class K: RSGYX	Class R4: CUVRX
Class R5: CGVRX	Class W: CGMWX	Class Z: CUGZX

Prior to October 25, 2012, Class K shares were known as Class R4 and prior to October 31, 2012, certain of the Class R4 shares were known as Class R3.

(a)	Class is available for exchange only.

(b)	Class A Shares of the Active Portfolio Funds are offered only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates.

(c)	Effective at the close of business on May 31, 2012, the fund is no longer open to new investors.

(d)	The class is not available until March 19, 2013.

This is the Statement of Additional Information (“SAI”) for each of the funds listed on the previous pages. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus, the date of which can be found in Table 1 of this SAI.

Each fund’s financial statements for its most recent fiscal period are contained in the fund’s annual or semiannual report to shareholders. The Independent Registered Public Accounting Firm’s Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial intermediary (or selling/servicing agent) or write to the family of funds, which includes Columbia and Columbia Acorn branded funds (collectively, the “Fund Family”), at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, call 800.345.6611 or visit columbiamanagement.com.

Unless the context indicates otherwise, references herein to “each fund,” “the funds, “a fund” or “funds” indicates the disclosure is applicable to each fund in the Fund Family managed by Columbia Management Investment Advisers, LLC (“Columbia Management” or “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), and distributed by Columbia Management Investment Distributors, Inc. (the “distributor”). Each fund is governed by a Board of Trustees (the “Board”) that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, Columbia Management, and other aspects of fund management can be found by referencing the Table of Contents or the List of Tables on the following pages.

Fundamental and Nonfundamental Investment Policies	p. 5

Investment Strategies and Types of Investments	p. 11
Information Regarding Risks and Investment Strategies	p. 13
Securities Transactions	p. 54
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager	p. 65
Valuing Fund Shares	p. 66
Performance Information	p. 67
Portfolio Holdings Disclosure	p. 67
Proxy Voting	p. 70
Investing in a Fund	p. 72
Selling Shares	p. 75
Pay-out Plans	p. 76
Capital Loss Carryover	p. 77
Taxes	p. 80
Service Providers	p. 86
Investment Management Services	p. 86

Administrative Services	p. 118
Transfer Agency Services	p. 122
Plan Administration Services	p. 122
Distribution Services	p. 122
Plan and Agreement of Distribution	p. 125
Payments to Financial Intermediaries	p. 129
Custodian Services	p. 132
Board Services Corporation	p. 132
Organization and Management of Wholly-Owned Subsidiaries	p. 132
Organizational Information	p. 134
Trustees and Officers	p. 137
Control Persons and Principal Holders of Securities	p. 158
Information Regarding Pending and Settled Legal Proceedings	p. 184
Independent Registered Public Accounting Firm	p. 185
Appendix A: Description of Ratings	p. A-1
Appendix B: State Risk Factors	p. B-1
Appendix C: Proxy Voting Guidelines	p. C-1
Appendix D: Class A — Calculation of the Sales Charge	p. D-1
Appendix E: Legacy Columbia Funds	p. E-1
Appendix F: Legacy RiverSource Funds	p. F-1
Appendix S: More Information About Choosing A Share Class	p. S-1

Statement of Additional Information – February 28, 2013	Page 1

List of Tables

1.	Fund Fiscal Year Ends, Prospectus Date and Investment Categories	p. 3
2.	Fundamental Policies	p. 5

3.	Investment Strategies and Types of Investments	p. 11
4.	Total Brokerage Commissions	p. 57
5.	Brokerage Directed for Research, and Turnover Rates	p. 59
6.	Securities of Regular Brokers or Dealers	p. 61
7.	Class A — Initial Sales Charge	p. 73
8.	Public Offering Price	p. 74
9.	Capital Loss Carryover	p. 77
10.	Corporate Deduction and Qualified Dividend Income	p. 82
11.	Investment Management Services Agreement Fee Schedule	p. 86
12.	PIA Indexes	p. 91
13.	Performance Incentive Adjustment Calculation	p. 92
14.	Management Fees and Nonadvisory Expenses	p. 93
15.	Subadvisers and Subadvisory Agreement Fee Schedules	p. 97
16.	Subadvisory Fees	p. 98
17.	Portfolio Managers	p. 99

18.	Administrative Services Agreement Fee Schedule	p. 118
19.	Administrative Fees	p. 119
20.	Sales Charges Paid to Distributor	p. 123
21.	12b-1 Fees	p. 126
22.	Unreimbursed Distribution Expenses	p. 128
23.	Fund History Table	p. 135
24.	Trustees	p. 137
25.	Fund Officers	p. 142
26.	Committee Meetings	p. 146
27.	Trustee Holdings	p. 147
28.	Trustee Compensation — All Funds	p. 154
29.	Trustee Compensation — Individual Funds	p. 155
30.	Control Persons and Principal Holders of Securities	p. 158

Statement of Additional Information – March 1, 2013	Page 2

Table 1. Fund Fiscal Year Ends, Prospectus Date and Investment Categories

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia Absolute Return Currency and Income	October 31	February 28, 2013	Alternative
Columbia Absolute Return Emerging Markets Macro	May 31	Oct. 1, 2012	Alternative
Columbia Absolute Return Enhanced Multi-Strategy	May 31	Oct. 1, 2012	Alternative
Columbia Absolute Return Multi-Strategy	May 31	Oct. 1, 2012	Alternative
Columbia Active Portfolios – Diversified Equity Income	May 31	Oct. 1, 2012	Equity
Columbia AMT-Free Tax-Exempt Bond	July 31(a)	Dec. 1, 2012	Tax-exempt fixed income
Columbia Asia Pacific ex-Japan	October 31	February 28, 2013	Equity
Columbia Capital Allocation Aggressive Portfolio	January 31	June 1, 2012	Fund-of-funds – equity
Columbia Capital Allocation Conservative Portfolio	January 31	June 1, 2012	Fund-of-funds – fixed income
Columbia Capital Allocation Moderate Portfolio	January 31	June 1, 2012	Fund-of-funds – equity
Columbia Commodity Strategy	May 31	Oct. 1, 2012	Equity
Columbia Diversified Bond	August 31	Jan. 1, 2013	Taxable fixed income
Columbia Diversified Equity Income	May 31(b)	Oct. 1, 2012	Equity
Columbia Dividend Opportunity	May 31(c)	Oct. 1, 2012	Equity
Columbia Emerging Markets Bond	October 31	February 28, 2013	Taxable fixed income
Columbia Emerging Markets Opportunity	October 31	March 1, 2013	Equity
Columbia Equity Value	February 29(d)	May 27, 2011	Equity
Columbia European Equity	October 31	February 28, 2013	Equity
Columbia Flexible Capital Income	May 31	Oct. 1, 2012	Flexible
Columbia Floating Rate	July 31	Dec. 1, 2012	Taxable fixed income
Columbia Frontier	August 31(e)	Jan. 1, 2013	Equity
Columbia Global Bond	October 31	February 28, 2013	Taxable fixed income
Columbia Global Equity	October 31	February 28, 2013	Equity
Columbia Global Opportunities	July 31(g)	Nov. 8, 2012	Flexible
Columbia Government Money Market	November 30(f)	April 1, 2012	Taxable Money Market
Columbia High Yield Bond	May 31	Oct. 1, 2012	Taxable fixed income
Columbia Income Builder Fund	January 31	June 1, 2012	Fund-of-funds – fixed income
Columbia Income Opportunities	July 31	Nov. 8, 2012	Taxable fixed income
Columbia Inflation Protected Securities	July 31	Nov. 8, 2012	Taxable fixed income
Columbia Large Core Quantitative Equity	July 31	Dec. 1, 2012	Equity
Columbia Large Growth Quantitative	July 31(g)	Nov. 8, 2012	Equity
Columbia Large Value Quantitative	July 31(g)	Dec. 1, 2012	Equity
Columbia Limited Duration Credit	July 31	Dec. 1, 2012	Taxable fixed income
Columbia Marsico Flexible Capital	August 31	Jan. 1, 2013	Flexible
Columbia Mid Cap Growth Opportunity	November 30	April 1, 2012	Equity
Columbia Mid Cap Value Opportunity	May 31(a)	Oct. 1, 2012	Equity
Columbia Minnesota Tax-Exempt	July 31(h)	Dec. 1, 2012	State tax-exempt fixed income
Columbia Money Market	July 31	Dec. 1, 2012	Taxable money market
Columbia Multi-Advisor International Value	October 31	March 1, 2013	Equity
Columbia Multi-Advisor Small Cap Value	May 31	Oct. 1, 2012	Equity
Columbia Portfolio Builder Moderate Aggressive	January 31	June 1, 2012	Fund-of-funds – equity
Columbia Portfolio Builder Moderate Conservative	January 31	June 1, 2012	Fund-of-funds – fixed income
Columbia Recovery and Infrastructure	April 30	Sept. 1, 2012	Equity
Columbia Select Large-Cap Value	May 31(i)	Oct. 1, 2012	Equity
Columbia Select Smaller-Cap Value	May 31(i)	Oct. 1, 2012	Equity
Columbia Seligman Communications and Information	May 31(i)	Oct. 1, 2012	Equity

Statement of Additional Information – February 28, 2013	Page 3

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia Seligman Global Technology	October 31	February 28, 2013	Equity
Columbia U.S. Government Mortgage	May 31	Oct. 1, 2012	Taxable fixed income

(a)	The fund changed its fiscal year end in 2012 from Nov. 30 to July 31.

(b)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31.

(c)	The fund changed its fiscal year end in 2012 from June 30 to May 31.

(d)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29.
(e)	The fund changed its fiscal year end in 2012 from Oct. 31 to Aug. 31.

(f)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30.

(g)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31.

(h)	The fund changed its fiscal year end in 2012 from Aug. 31 to July 31.

(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31.

Statement of Additional Information – February 28, 2013	Page 4

Fundamental and Nonfundamental Investment Policies

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund (i.e., shareholders) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund’s other investment policies, each fund, subject to certain limitations, may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool. For funds investing in Underlying Funds, the Underlying Funds have adopted their own investment policies that may be more or less restrictive than those of the fund. The policies of the Underlying Funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund’s investment policies.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval. The chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A dash indicates that the fund does not have a policy on a particular topic. Please see “Investment Strategies and Types of Investments” for more information regarding your fund’s investment strategies. The specific policy is stated in the paragraphs that follow the table.

Table 2. Fundamental Policies

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%	G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/ sell short
Columbia Absolute Return Currency and Income	A1	B1	C2	C2	E5	—	G1	H1	I1	J1	—
Columbia Absolute Return Emerging Markets Macro	A1	B4	—	—	E12	—	G1	H1	I1	J1	—
Columbia Absolute Return Enhanced Multi-Strategy	A1	B4	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Absolute Return Multi-Strategy	A1	B4	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Active Portfolios – Diversified Equity Income	A1	B1	C2	C2	E6	—	G1	H1	I1	J1	—
Columbia AMT-Free Tax-Exempt Bond	A1	B1	C1	D1	E7	F2	G1	H1	I1	J1	—
Columbia Asia Pacific ex-Japan	A1	B2	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Capital Allocation Aggressive Portfolio*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Capital Allocation Conservative Portfolio*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Capital Allocation Moderate Portfolio*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Commodity Strategy	A1	B4	C2	C2	E13	—	G1	H1	I1	J1	—
Columbia Diversified Bond	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Diversified Equity Income	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Dividend Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Emerging Markets Bond	A1	B3	—	—	E3	—	G1	H1	I1	J1	—
Columbia Emerging Markets Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Equity Value	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia European Equity	A1	B1	—	—	E1	—	G1	H1	I1	J1	—
Columbia Flexible Capital Income	A1	B4	C2	C2	E13	—	G1	H1	I1	J1	—
Columbia Floating Rate	A1	B3	C1	D1	E4	—	G1	H1	I1	J1	—
Columbia Frontier	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Columbia Global Bond	A1	B1	C1	—	E1	—	G1	H1	I1	J1	—

Statement of Additional Information – February 28, 2013	Page 5

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%	G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/ sell short
Columbia Global Equity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Global Opportunities	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Government Money Market	A4	—	C4	C4	E9	—	G3	H3	J3	J3	G3
Columbia High Yield Bond	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Income Builder Fund*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Income Opportunities	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Limited Duration Credit	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Marsico Flexible Capital	A5	B3	C2	C2	E11	—	G1	H1	I1	J1	—
Columbia Mid Cap Growth Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Mid Cap Value Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Minnesota Tax-Exempt	A1	B1	—	—	E7	F1	G1	H1	I1	J1	—
Columbia Money Market	A2	A2	C1	D1	E7	—	G1	H1	I1	J1	K1
Columbia Multi-Advisor International Value	A1	B2	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Multi-Advisor Small Cap Value	A1	B2	—	—	E1	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Moderate Aggressive*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Moderate Conservative*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Recovery and Infrastructure	A1	B3	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Select Large-Cap Value	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Columbia Select Smaller-Cap Value	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Columbia Seligman Communications and Information	A3	B5	C3	C3	E10	—	G2	H2	J2	J2	K2
Columbia Seligman Global Technology	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Columbia U.S. Government Mortgage	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

*	The fund-of-funds invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund-of-funds. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund’s investment restrictions.

A.	Buy or sell real estate
	A1 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

	A2 –	The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

	A3 –	The fund will not purchase or hold any real estate, except that a fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

	A4 –	The fund will not buy or hold any real estate or securities of corporations or trusts whose principal business is investing in interests in real estate.

	A5 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. companies. For purposes of this policy, real estate includes real estate limited partnerships.

B.	Buy or sell physical commodities*
	B1 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

Statement of Additional Information – February 28, 2013	Page 6

	B2 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B3 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency (and, in the case of Columbia Marsico Flexible Capital, swaps) or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B4 –	The fund will not buy or sell commodities, except that the fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts. This restriction also does not prevent Columbia Commodity Strategy Fund from investing up to 25% of its total assets in one or more wholly-owned subsidiaries (as described further herein and referred to herein collectively as the “Subsidiary”), thereby gaining exposure to the investment returns of commodities markets within the limitations of the federal tax requirements.

	B5 –	The fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.

*   For purposes of the fundamental investment policy on buying and selling physical commodities, the Funds will not consider swap contracts on financial instruments or rates to be commodities for purposes of this restriction despite any federal legislation or regulatory action by the CFTC that subjects such swaps to regulation by the CFTC.

C.	Buy more than 10% of an issuer
	C1 –	The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund’s assets may be invested without regard to this 10% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

	C2 –	The fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

	C3 –	The fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.

	C4 –	The fund will not invest more than 5% of its gross assets (taken at market) in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, or buy more than 10% of the voting securities of any one issuer, other than U.S. Government agencies or instrumentalities.

D.	Invest more than 5% in an issuer
	D1 –	The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund’s total assets may be invested without regard to this 5% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

	D2 –	The fund will not, as to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

E.	Concentrate*
	E1 –	The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

	E2 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

Statement of Additional Information – February 28, 2013	Page 7

E3 –	While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

E4 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

E5 –	The fund will not concentrate in any one industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that up to 25% of the fund’s total assets, based on current market value at the time of purchase, can be invested in any one industry.

E6 –	The fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

E7 –	The fund will not invest more than 25% of total assets, at market value, in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.

E8 –	The Fund will, under normal market conditions, invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the technology and related group of industries, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

E9 –	The fund will not invest more than 25% of the market value of its total assets in securities of issuers in any one industry, provided that the fund reserves the right to concentrate investments in money market instruments issued by the U.S. Government or its agencies or instrumentalities or banks or bank holding companies.

E10 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

E11 –	The fund will not concentrate in any one industry (other than U.S. government securities, provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities). According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

E12 –	The fund will not invest 25% or more of its total assets in securities of corporate issuers engaged in any one industry. However, consistent with the fund’s investment objective and strategies, the fund may invest 25% or more of its total assets in securities issued by sovereign and quasi-sovereign (e.g., government agencies or instrumentalities) foreign governmental issuers or obligors, including in emerging market countries, but it will not invest 25% or more of its total assets in any single foreign governmental issuer.

E13 –	The fund will not invest 25% or more of its total assets in securities of corporate issuers engaged in any one industry. The foregoing restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured by them. In addition, the foregoing restriction shall not apply to or limit, Columbia Commodity Strategy Fund’s counterparties in commodities-related transactions.

*   For purposes of applying the limitation set forth in the concentration policies, above, the funds will generally use the industry classifications provided by the Global Industry Classification System.

Statement of Additional Information – February 28, 2013	Page 8

F.	Invest less than 80%
	F1 –	The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

	F2 –	The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax. The fund does not intend to purchase bonds or other debt securities, the interest from which, is subject to the alternative minimum tax.

G.	Act as an underwriter
	G1 –	The fund will not act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

	G2 –	The fund will not underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 (the 1933 Act) in disposing of a portfolio security or in connection with investments in other investment companies.

	G3 –	The fund will not underwrite the securities of other issuers; make “short” sales of securities, or purchase securities on “margin”; write or purchase put or call options.

H.	Lending
	H1 –	The fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 331/3% of the fund’s total assets, except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

	H2 –	The fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

	H3 –	The fund will not make loans, except loans of portfolio securities and except to the extent that the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks, may be considered loans.

I.	Borrowing
	I1 –	The fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

J.	Issue senior securities
	J1 –	The fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

	J2 –	The fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

	J3 –	The fund will not issue senior securities or borrow money, except from banks for temporary purposes in an amount not exceeding 5% of the value of its total assets.

K.	Buy on margin/sell short
	K1 –	The fund will not buy on margin or sell short or deal in options to buy or sell securities.

	K2 –	The fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

In addition to the policies described above and any fundamental policy described in the prospectus:

For Columbia Money Market, the fund will not:

•	Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

For Columbia Government Money Market, the fund will not:

•	Mortgage or pledge any of its assets, except to the extent, up to a maximum of 5% of its total assets, necessary to secure permissible borrowings.

Statement of Additional Information – February 28, 2013	Page 9

•

Buy securities of any company which, with their predecessors, have been in operation less than three continuous years, provided however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded.

•	Invest in securities with contractual or other restrictions on resale, except in connection with repurchase agreements.

•

Deal with its directors and officers, or firms they are associated with, in the purchase or sale of securities except as broker, or purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund or of the fund’s investment manager individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities.

•

Invest in the securities of companies for purposes of exercising control or management of such companies or in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the fund’s obligations under its deferred compensation plan for Trustees.

For Columbia Seligman Communications and Information, Columbia Frontier, Columbia Seligman Global Technology, Columbia Select Growth, Columbia Select Large-Cap Value and Columbia Select Smaller-Cap Value, the fund will not:

•

Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund and, only in the case of Columbia Seligman Global Technology, the directors and officers of the fund’s investment manager, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

•	Enter into repurchase agreements of more than one week’s duration if more than 10% of the fund’s net assets would be so invested.

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies may be changed by the Board at any time and are in addition to those described in the prospectus.

For funds other than money market funds:

•	No more than 15% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For money market funds:

•	No more than 5% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For all funds:

•

The fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the fund are held by such other fund, the fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

For Columbia Active Portfolios – Diversified Equity Income, Columbia Diversified Bond, Columbia Diversified Equity Income, Columbia Dividend Opportunity, Columbia Equity Value, Columbia Flexible Capital Income, Columbia Floating Rate, Columbia High Yield Bond, Columbia Income Opportunities, Columbia Inflation Protected Securities, Columbia Large Core Quantitative, Columbia Large Growth Quantitative, Columbia Large Value Quantitative, Columbia Mid Cap Growth Opportunity, Columbia Mid Cap Value Opportunity, Columbia Multi-Advisor Small Cap Value, Columbia Recovery and Infrastructure, Columbia Select Large-Cap Value, Columbia Select Smaller-Cap Value, Columbia Seligman Communications and Information, Columbia Frontier and Columbia Limited Duration Credit:

•	Up to 25% of the fund’s net assets may be invested in foreign investments.

For Columbia U.S. Government Mortgage:

•	Up to 20% of the fund’s net assets may be invested in foreign investments.

In adhering to the foregoing fundamental and nonfundamental investment restrictions and policies applicable to Columbia Commodity Strategy Fund, Columbia Management will treat any assets of the Subsidiary generally as if the assets were held directly by the fund.

Statement of Additional Information – February 28, 2013	Page 10

Investment Strategies and Types of Investments

This table shows many of the various investment strategies and investments the funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the “investment manager”) may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund’s ability to utilize these strategies and investments, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager’s sole discretion.

Fund-of-funds invest in a combination of underlying funds, although they may invest directly in stocks, bonds and other securities. These underlying funds have their own investment strategies and types of investments they are allowed to engage in and purchase. Fund-of-funds currently only invest in underlying funds, which may invest directly in securities and engage in investment strategies, indicated in the table below.

Investment strategies and types of investments: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

Table 3. Investment Strategies and Types of Investments

Investment strategy	Alternative	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income	Taxable Money Market	Tax-Exempt Fixed Income	State Tax-Exempt Fixed Income
Agency and government securities	—	—	—	—	—	—	—
Borrowing	—	—	—	—	—	—	—
Cash/money market instruments	—	—	—	—	—	—	—
Collateralized bond obligations	—	— A	—	—	—	—	—
Commercial paper	—	—	—	—	—	—	—
Common stock	—	—	—	— B	—	—	—
Convertible securities	—	— C	—	— D	—	—	—
Corporate bonds	—	—	—	—	E	—	—
Debt obligations	—	—	—	—	—	—	—
Depositary receipts	—	—	—	—	—	—	—
Derivative instruments (including options and futures)	—	—	—	—	—	—	—
Exchange-traded funds	—	—	—	—	—	—	—
Floating rate loans	—	F	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—	—
Foreign securities	—	—	—	—	—	—	—
Funding agreements	—	—	—	—	—	—	—
High yield debt securities (junk bonds)	—	—	—	—	—	—	—
Illiquid and restricted securities	—	—	—	—	—	—	—
Indexed securities	—	—	—	—	—	—	—
Inflation protected securities	—	—	—	—	—	—	—
Initial Public Offerings (IPOs)	—	—	—	—	—	—	—
Inverse floaters	—	G	—	—	—	—	—
Investment companies	—	—	—	—	—	—	—
Lending of portfolio securities	—	— H	—	—	—	—	—
Loan participations	—	—	—	—	—	—	—
Mortgage- and asset-backed securities	—	—	—	—	—	—	—
Mortgage dollar rolls	—	I	—	—	—	—	—
Municipal obligations	—	—	—	—	—	—	—
Pay-in-kind securities	—	—	—	—	—	—	—
Preferred stock	—	—	—	— J	—	— J	—

Statement of Additional Information – February 28, 2013	Page 11

Investment strategy	Alternative	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income	Taxable Money Market	Tax-Exempt Fixed Income	State Tax-Exempt Fixed Income
Real estate investment trusts	—	—	—	—	—	—	—
Repurchase agreements	—	—	—	—	—	—	—
Reverse repurchase agreements	—	—	—	—	—	—	—
Short sales	K	K	—	K	—	K	K
Sovereign debt	—	—	—	—	—	—	—
Structured investments	—	—	—	—	—	—	—
Swap agreements	—	—	—	—	—	—	—
Variable- or floating-rate securities	—	—	—	—	—	—	—
Warrants	—	—	—	—	—	—	—
When-issued securities and forward commitments	—	—	—	—	—	—	—
Zero-coupon and step-coupon securities	—	—	—	—	—	—	—

A.	The following funds are not authorized to invest in collateralized bond obligations: Columbia Multi-Advisor International Value, and Columbia Multi-Advisor Small Cap Value.

B.	The following fund is not authorized to invest in common stock: Columbia U.S. Government Mortgage.

C.	The following fund is not authorized to invest in convertible securities: Columbia Commodity Strategy.

D.	The following funds are not authorized to invest in convertible securities: Columbia U.S. Government Mortgage.

E.	While the fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.

F.	The following flexible and equity funds are authorized to invest in floating rate loans: Columbia Commodity Strategy and Columbia Strategic Allocation.

G.	The following flexible and equity funds are authorized to invest in inverse floaters: Columbia Commodity Strategy and Columbia Strategic Allocation.

H.	The following fund is not authorized to lend portfolio securities: Columbia Flexible Capital Income.

I.	The following flexible and equity funds are authorized to invest in mortgage dollar rolls: Columbia Strategic Allocation and Columbia Commodity Strategy.

J.	The following funds are not authorized to invest in preferred stock: Columbia AMT-Free Tax-Exempt Bond and Columbia U.S. Government Mortgage.

K.	The funds are not prohibited from engaging in short sales, however, each fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.

Statement of Additional Information – February 28, 2013	Page 12

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or principal investment strategy). A mutual fund’s risk profile is largely defined by the fund’s primary portfolio holdings and principal investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks and investment strategies for an individual fund, please see that fund’s prospectus):

Active Management Risk. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund’s investment objectives. Due to its active management, a fund could underperform other mutual funds with similar investment objectives and strategies.

Allocation Risk. For funds-of-funds, the risk that the investment manager’s evaluations regarding asset classes or underlying funds, and the fund’s allocations thereto, may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

For funds that use an asset allocation strategy in pursuit of its investment objective, there is a risk that the fund’s allocation among asset classes or investments will cause the fund’s shares to lose value or cause the fund to underperform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Asset-Backed Securities Risk. The value of the fund’s investments in asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Asian Pacific Region Risk. Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the U.S. dollar, and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country. As a result, many of the risks detailed above under “Risks of Foreign Investing” may be more pronounced due to concentration of the Fund’s investments in the Asian Pacific Region.

Borrowing Risk. To the extent the fund borrows money for investment purposes, which is commonly referred to as “leveraging,” the fund’s exposure to fluctuations in the prices of its assets will be increased as compared to the fund’s exposure if the fund did not borrow. The fund’s borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed money exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

Changing Distribution Levels Risk. The amount of the distributions paid by the fund generally depends on the amount of interest and/or dividends received by the fund on the securities it holds. The fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the fund receives from its investments decline.

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Commodity-Related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Commodities investments may also subject the fund to liquidity risk and counterparty risk. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will make the fund’s portfolio value more susceptible to the events or conditions impacting the issuer, geographic region, or sector. Because of the fund’s concentration, the fund’s overall value may decline to a greater degree than if the fund held a less concentrated portfolio.

Confidential Information Access Risk. For funds investing in floating rate loans, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The investment manager’s decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the fund’s performance.

Convertible Securities Risk. The fund may invest in convertible securities, which are subject to the usual risks associated with debt securities, such as Interest Rate Risk and Credit Risk (described herein). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to Market Risk (described herein). Because the value of a convertible security can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuer, holders of convertible securities would typically be paid before the issuer’s common stockholders but after holders of any senior debt obligations of the issuer. The fund may be forced to convert a convertible security at an inopportune time, which may decrease the fund’s return.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle held by the fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceedings. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the fund may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the fund’s investments. To the extent the fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative

Statement of Additional Information – February 28, 2013	Page 14

with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager’s analysis of credit risk more heavily than usual.

Currency Risk. The performance of the fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Derivatives Risk. A fund may invest in derivatives, including as part of its Principal Investment Strategies (see that section of the prospectus to determine which, if any, derivatives the Fund may utilize as “principal”) and/or its non-principal investment strategies. The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Derivatives Risk/Commodity-Linked Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Commodity-Linked Structured Notes Risk. The use of commodity-linked structured notes is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund’s investments in commodity-linked structured notes involve substantial risks, including risk of loss of interest and principal, lack of a secondary (i.e. liquid) market, and risk of greater volatility than investments in traditional equity and debt markets.

If payment of interest on a commodity-linked structured note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might receive lower interest payments (or not receive any of the interest due) on its investments if there is a loss of value of the underlying investment. Further, to the extent that the amount of principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange. At any time, the risk of loss associated with a particular structured note in the Fund’s portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked structured notes held in the Fund’s portfolio, which may make it difficult for the notes to be sold at a price acceptable to the portfolio managers or to accurately value them. Investment in commodity-linked structured notes also subjects the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

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The value of the commodity-linked structured notes may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked structured note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage will increase the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.

Derivatives Risk/Commodity-Linked Swaps Risk. The use of commodity-linked swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Commodity-linked swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Credit Default Swaps Risk. The use of credit default swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in the underlying securities, because swaps, among other factors, may be leveraged and subject the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses). If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur.

Derivatives Risk/Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Derivatives Risk/Forward Interest Rate Agreements Risk. Under forward interest rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller. Investment in these instruments subjects the Fund to risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument),

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hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leverage, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Inverse Floaters Risk. Inverse floaters (or inverse variable or floating rate securities) are a type of derivative, long-term fixed income obligation with a variable or floating interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. While inverse floaters tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features and some may include market-dependent liquidity features that may present greater liquidity risk. Other risks associated with transactions in inverse floaters include interest rate risk (i.e., risk of losses attributable to changes in interest rates), counterparty risk (i.e., the risk that the issuer of a security may or will default or otherwise become unable, or perceived to be unable or unwilling, to honor a financial obligation, such as making payments when due) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).
Derivatives Risk/Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies, interest rates and swap agreements (commonly referred to as swaptions). If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter markets. These transactions involve other risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

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Derivatives Risk/Portfolio Swaps and Total Return Swaps Risk. The use of portfolio swaps or total return swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Portfolio swaps and equity swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Swaps Risk. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a swap transaction, one party agrees to pay the other party an amount equal to the return, based upon an agreed-upon notional value, of a defined underlying asset or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the return from a different underlying asset or non-asset reference based upon an agreed-upon notional value. Swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of swap transactions involving short exposures. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk in that the Fund’s exposure and potential losses are greater than the amount invested) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Total Return Swaps Risk. The use of total return swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party makes periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., may be difficult to value) and liquidity risk (i.e., it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Derivatives Risk/Warrants Risk. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights. Investment in these instruments also subject the Fund to liquidity risk (i.e., it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund).

Dividend and Income Risk. The income shareholders receive from the fund is based primarily on dividends and interest it earns from its investments as well as gains the fund receives from selling portfolio securities, each of which can vary widely over the short and long-term. The dividend income from an fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, the issuers of the equity securities held by an fund’s may reduce the dividends paid on such securities.

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Dollar Rolls Risk. Dollar rolls are transactions in which the fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the fund’s portfolio turnover rate. If the fund reinvests the proceeds of the security sold, the fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Equity-Linked Notes Risk. Investments in ELNs have the potential to lead to significant losses because ELNs are subject to the market and volatility risks associated with their Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer of the ELNs (or its broker-dealer affiliate, collectively referred to in this section as the “issuer”), and concentration risk. In general, an investor in an ELN, such as a Fund, has the same market risk as an investor in the Underlying Equity. The liquidity of an ELN that is not actively traded on an exchange is linked to the liquidity of the Underlying Equity.

The liquidity of unlisted ELNs is normally determined by the willingness of the issuer to make a market in the ELN. While the Fund will seek to purchase ELNs only from issuers that it believes to be willing to, and capable of, repurchasing the ELN at a reasonable price, there can be no assurance that the Fund will be able to sell any ELN at such a price or at all. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

In addition, because ELNs are often unsecured notes of the issuer, the Fund would be subject to the credit risk of the issuer and the potential risk of being too concentrated in the securities (including ELNs) of that issuer. The Fund bears the risk that the issuer may default on its obligations under the ELN. In the event of insolvency of the issuer, the Fund will be unable to obtain the intended benefits of the ELN. Moreover, it may be difficult to obtain market quotations for purposes of valuing the Fund’s ELNs and computing the Fund’s net asset value.

Price movements of an ELN will likely differ significantly from price movements of the Underlying Equity, resulting in the risk of loss if the Fund’s portfolio managers are incorrect in their expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of an ELN.

Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its net asset value. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which subjects the fund to active management risk. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the fund’s expenses and similar expenses incurred through ownership of the ETF.

The funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

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There is a risk that ETFs in which a fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Focused Portfolio Risk. The fund expects to invest in a limited number of companies. Accordingly, the fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the fund is subject to greater risk of loss if any of those securities declines in price.

Foreign Currency Risk. The fund’s exposure to foreign currencies subjects the fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the fund’s exposure to foreign currencies may reduce the returns of the fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult. The fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Foreign Securities Risk. Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less reliable than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Frontier Market Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier market countries; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Geographic Concentration Risk. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic changes, adverse conditions to an industry significant to the area and other developments in the state in which it invests. This

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vulnerability to factors affecting the state’s tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities and because the state-specific funds may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports, the fund may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. These investments may cause the value of a fund’s shares to change more than the values of other funds’ shares that invest in more diversified investments. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. The yields on the securities in which the fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

More information about state specific risks may be available from official state resources.

Growth Securities Risk. Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Highly Leveraged Transactions Risk. The loans or other securities in which the fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the fund’s portfolio managers upon their credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk. Non-investment grade fixed-income securities, commonly called “high-yield” or “junk” bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and repay principal when due than to changes in interests rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade fixed-income securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Impairment of Collateral Risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal cannot seek to grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

Infrastructure-Related Companies Risk. Investments in infrastructure-related securities have greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest

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costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in delays and cost overruns.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. IPOs sold within 12 months of purchase will result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate Risk. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn, would increase prepayment risk.

Risks of Investing in Other Funds. The performance of affiliated or unaffiliated funds in which the fund invests could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. The fund and its shareholders indirectly bear a portion of the expenses of such funds in which the fund invests. These transactions might also result in higher brokerage, tax or other costs for the fund. This risk may be particularly important when one investor owns a substantial portion of another fund.

Additionally, the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interest when selecting underlying funds.

Investing in Wholly-Owned Subsidiary Risk. By investing in one or more wholly-owned subsidiaries organized under the laws of the Cayman Islands (Subsidiary), the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is subject to the same Principal Risk that the Fund is subject to (which are described in this prospectus). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Columbia Management, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In managing the Subsidiary’s investment portfolio, Columbia Management will manage the Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law were changed and the Subsidiary was required to pay Cayman Island taxes, the investment returns of the Fund would likely decrease.

Issuer Risk. An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Leverage Risk. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund’s short sales effectively leverage the fund’s assets. The use of leverage may make any change in the fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. The fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

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Liquidity Risk. The risk associated from a lack of marketability of securities which may make it difficult to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

Master Limited Partnership Risk. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the fund to lose money by investing in money market funds. In addition to the fees and expenses that the fund directly bears, the fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses are expected to equal or exceed 0.01% of the fund’s average daily net assets, they will be reflected in the fund’s prospectus in the Annual Fund Operating Expenses set forth in the table under “Fees and Expenses of the fund.” By investing in a money market fund, the fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the fund invests in instruments such as derivatives, the fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the fund’s investments in derivatives.

Money Market Fund Risk. An investment in the fund is not a bank deposit, and is not insured or guaranteed by the Investment Manager, the Investment Manager’s parent, the FDIC or any other government agency, and it is possible to lose money by investing in the fund. The fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of fund shares were to fall below $1.00 per share, there is no guarantee that the Investment Manager or its affiliates would protect the fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the fund, making capital infusions into or entering into a capital support agreement with the fund or taking other supportive actions.

At times of (i) significant redemption activity by shareholders (ii) insufficient levels of cash in the fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the fund buys and sells portfolio securities, the fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the fund and cause the net asset value of fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of fund shares to fall below $1.00 per share.

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It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing fund operating expenses and may prevent payment of any dividends or distributions to fund shareholders or cause the net asset value of fund shares to fall below $1.00 per share. In such cases, the fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the fund to maintain a constant net asset value of $1.00 per share.

Mortgage- and Other Asset-Backed Securities Risk. The value of the Fund’s mortgage-backed and other asset-backed securities may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making them more volatile and more sensitive to changes in interest rates.

Multi-Adviser Risk. For a fund that has multiple subadvisers, each subadviser makes investment decisions independently from the other subadviser(s). It is possible that the security selection process of one subadviser will not complement or may even contradict that of the other subadviser(s), including makings off-setting trades that have no net effect to the fund, but which may increase fund expenses. As a result, the fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the fund were managed by a single subadviser, which could affect the fund’s performance.

Municipal Securities Risk. The value of a municipal security may be affected by legislative or administrative actions as well as by the economics of the region where the issuer of the municipal security is located. For example, a significant restructuring of federal income tax rates could cause municipal security prices to fall. Lower income tax rates could reduce the advantage of owning municipal securities.

Non-Diversification Risk. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund’s performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Portfolio Trading and Turnover Risks. Portfolio trading may be undertaken to accomplish the investment objectives of the funds in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. A fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by a fund is known as “portfolio turnover.” The portfolio managers may actively and frequently trade securities in the fund’s portfolio to carry out its investment strategies. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for a fund. High portfolio turnover may involve correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs

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on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the fund, the higher the transaction costs borne by the fund generally will be. Transactions in the fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the fund’s performance.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

Prepayment and Extension Risk. The risk that a loan, bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage- backed securities. If a loan or security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Securities or other instruments selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors’ historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage the funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

Real Estate-related Investment Risk. Investment in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subjects the Fund, among other risks, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, by changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.

Redemption Risk. The fund may need to sell portfolio securities to meet redemption requests. The fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of fund shares, (ii) a disruption in the normal operation of the markets in which the fund buys and sells portfolio securities or (iii) the inability of the fund to sell portfolio securities because such securities are illiquid. In such events, the fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security held by the fund. In addition, the Securities and Exchange Commission (SEC) has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the fund.

Reinvestment Risk. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Rule 144A Securities Risk. Certain of the funds may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (“Rule 144A securities”), which are determined to be

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liquid in accordance with procedures adopted by the Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities could affect adversely the marketability of such securities and the fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, a fund’s holdings of Rule 144A securities may increase the level of fund illiquidity if eligible buyers become uninterested in buying them. A fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Sector Risk. Investments that are concentrated in a particular issuer, geographic region, industry or sector will be more susceptible to the financial market or economical conditions or events affecting the particular issuer, geographic region, industry or sector. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument) because the maximum sustainable loss on an instrument purchased (held long) is limited to the amount paid for the instrument plus the transaction costs, whereas there is no maximum price of the shorted instrument when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument, this involves the risk of a potentially unlimited increase in the value of the underlying instrument.

Small and Medium Capitalization Company Risk. Investments in small and medium capitalization companies often involve greater risks than investments in larger, more established companies because small and medium capitalization companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger capitalization companies. Additionally, in many instances the securities of small and medium capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger capitalization companies.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest, including in a timely manner, may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The largest risks associated with sovereign debt include Credit Risk and Risk of Foreign/Emerging Markets Investing.

Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of underlying funds with small amounts of assets.

Tax Risk. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The fund currently intends to take positions in forward currency contracts with notional value up to the fund’s total net assets. Although foreign currency gains currently constitute “qualifying income” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a fund’s foreign currency gains not “directly related” to its “principal business” of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation.

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For funds that invest in a Subsidiary, certain commodity-linked investments generate or may generate income that is not “qualifying income” for purposes of meeting this 90% test. The Internal Revenue Service (the IRS) has issued a number of private letter rulings (PLRs) to mutual funds unaffiliated with the Fund that indicate that certain income from a fund’s investment in a controlled foreign corporation, like the Subsidiary, will constitute “qualifying income” for purposes of Subchapter M of the Code. The IRS has suspended issuance of further PLRs addressing these matters pending a review of its position. Although PLRs may not be used or cited as precedent, the Fund has structured its investment in commodity-linked investments (which are made through the Subsidiary) based on the reasoning of the PLRs issued to other funds and generally intends to gain exposure to the commodities markets through investments that give rise to “qualifying income”, by investing indirectly through its investments in the Subsidiary, which, in turn, invests directly in commodities or commodity-linked instruments. If the IRS were to change its position taken in existing PLRs (which change in position may be applied retroactively to the Fund), the income from the Fund’s investment in the Subsidiary might not be “qualifying income” and the Fund might not qualify as a regulated investment company for one or more years. The Fund must also meet certain asset diversification requirements in order to qualify as a regulated investment company, including investing no more than 25% of its total assets in the Subsidiary as of the end of each quarter of its taxable year. If the Fund does not appropriately limit its commodity-linked investments, including through its investments in the Subsidiary, or if such investments are recharacterized for U.S. federal income tax purposes, the Fund may be unable to qualify as a regulated investment company for one or more years. If the Fund were to fail to so qualify, the value of an investment in the Fund and the favorable tax treatment of contracts funded by the Fund would be adversely affected. In this event, the Fund’s Board may authorize a significant change in the Fund’s investment strategy and/or the Fund’s liquidation.

Technology and Technology-Related Investment Risks. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the fund. Finally, the fund may be susceptible to factors affecting the technology and technology-related industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Underlying Fund Selection Risk. For funds-of-funds, the risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Value Securities Risk. Value-oriented securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

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INVESTMENT STRATEGIES

The following information supplements the discussion of each fund’s investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

Borrowing

If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

Cash/Money Market Instruments

Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

A fund may invest its daily cash balance in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the Fund Family and other institutional clients of Columbia Management.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into “tiers.” Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

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Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as “debentures.” See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a

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specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks associated with the investments in underlying foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, an index or some other underlying instrument. A small change in the value of the underlying security, currency, index or instrument can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as “futures contracts.” Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

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Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security if the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract’s value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower

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price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor’s obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.

Commodity-Linked Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument, asset or currency at a future time at a specified price. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin, as described below. A futures contract generally obligates the purchaser to take delivery from the seller the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio investments. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio investments. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument.

A fund can hold a portion of its investments in commodity-linked futures contracts. Commodity-linked futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

Commodity-linked futures contracts are generally based upon commodities within five main commodity groups: (1) energy, which includes, among others, crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas wheat and Chicago wheat), corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; and (5) precious metals, which includes, among others, gold and silver. A fund may purchase commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

The purchase or sale of a futures contract by a fund differs from the purchase or sale of a security or option in that no price or premium is paid or received. Rather, upon entering into a futures transaction for contracts that cash settle, the fund will be required, as security for its obligations under the contract, to deposit with the futures commission merchant (the “futures broker”) an initial margin payment, consisting of cash, U.S. Government securities or other liquid assets typically ranging from approximately less than 1% to 15% of the contract amount. The initial margin is set by the exchange on which the futures contract is traded and may, from time to time, be modified. In addition, the futures broker may establish margin deposit requirements in excess of those required by the exchange. Initial margin payments will be deposited with the fund’s custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to that account only under specified conditions. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, U.S. Government securities or other liquid assets, called “variation margin” or “maintenance margin,” which reflects the price fluctuations of the futures contract. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a fund will have the ability to employ leverage to a greater extent than if a fund were required to segregate assets equal to the full notional amount of the futures contract. Notwithstanding the foregoing, with respect to futures contracts that do not cash settle, a fund may be required to set aside liquid assets equal to the full notional value of the futures contract while the position is open.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. In particular, commodity futures contracts normally specify a certain date for the delivery of the underlying physical commodity. In order to avoid the delivery process and maintain a long futures position, futures contracts are typically replaced as they approach

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expiration by contracts that have a later expiration. This process is known as “rolling” a futures position. As a result, the fund does not expect to engage in physical settlement of commodities futures.

The loss that may be incurred by a fund in entering into futures contracts is potentially unlimited and may exceed the amount of the premium. Futures markets are highly volatile and the use of futures may increase the volatility of the fund’s net asset value (NAV). Additionally, as a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the fund.

The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominate hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.

The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. This can have significant implications for a fund when it is time to replace an existing contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominate hedgers in the market, a fund might open the new futures position at a higher price or choose other related commodity-linked investments.

The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked investments, including futures contracts, commodity-linked structured notes, commodity-linked options and commodity-linked swaps, than on traditional securities. These additional variables may create additional investment risks which subject a fund’s commodity-linked investments to greater volatility than investments in traditional securities. See “Commodity Risk,” under “RISKS,” above.

Futures contracts may be illiquid. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin. The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund’s ability to effectively hedge its positions. Furthermore, as noted above, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. A fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Futures contracts and options thereon which are purchased or sold on on-US commodities exchanges may have greater price volatility than their US counterparts. In addition, brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges. Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Neither the CFTC, National Futures Association, SEC or any domestic exchange regulates activities of any foreign exchange or boards of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or option transaction occurs. For these reasons, a fund’s investment in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act (the “CEA”), the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, those persons may not have the protection of the U.S. securities laws.

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In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits made in furtherance of transactions through the broker.

Commodity-Linked Structured Notes. Commodity-linked structured notes have characteristics of both a debt security and a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Typically, commodity-linked structured notes are issued by a bank or other financial institution or a commodity producer at a specified face value (for example $100 or $1,000). They usually pay interest at a fixed or floating rate until they mature, which is normally in 12 to 18 months. At maturity, the fund receives a payment that is calculated based on the price increase or decrease of an underlying commodity-related variable and may be based on a multiple of the price movement of that variable. The underlying commodity-related variable may be: a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the S&P GSCI), or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets.

A fund may negotiate with the issuer to modify specific terms and features to tailor the note to the fund’s investment needs. For example, the fund can negotiate to extend or shorten the maturity of a commodity-linked note, or to receive interest payments at a variable interest rate instead of at a fixed interest rate. In that regard, commodity-linked structure notes may be principally protected, partially protected, or offer no principal protection. A principal protected commodity-linked note means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the commodity-linked structured note is linked declines over the life of the note, a fund will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked note, a fund will receive at maturity the greater of the par value of the note or the value of the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. This optionality can be added to the note’s structure, but only for a cost higher than that of a partially protected (or no protection) commodity-linked note. The portfolio manager(s)’s decision on whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.

With full principal protection, a fund will receive at maturity of the commodity-linked note either the stated par value of the commodity-linked note, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures or option contract or other underlying economic variable increases in value. Partially protected commodity-linked notes may suffer some loss of principal if the underlying commodity, index, futures or options contract or other economic variable declines in value during the term of the note. However, partially protected commodity-linked notes have a specified limit as to the amount of principal that they may lose.

A fund may also invest in commodity-linked notes that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures or options contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the commodity-linked note might not be returned. Some of the commodity-linked structured notes that a fund may invest in may have no principal protection and thus, the note could lose all of its value. In deciding to purchase a note without principal protection, the portfolio manager(s) may consider, among other things, the expected performance of the underlying commodity futures or option contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors which the portfolio manager(s) believes are relevant.

A significant risk of commodity-linked structured notes is counterparty risk. A fund will take on the counterparty credit risk of the issuer. That is, at maturity of a commodity-linked note, there is a risk that the issuer may be unable to perform its obligations under the terms of the commodity-linked note. See “Derivatives Risk — Commodity-Linked Structured Notes” above.

Certain structured notes and swap agreements may be exempt from provisions of the CEA and therefore, are not regulated as commodity interests under the CEA, pursuant to regulations approved by the CFTC. These are referred to as “qualifying hybrid instruments” and must meet certain specific legal requirements. To qualify for this exemption, a structured note or swap agreements must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible structured note or swap transaction must meet three conditions. First, the structured note or swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the structured note or swap agreement must be a material consideration in

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entering into or determining the terms of the instrument, including pricing, cost or credit enhancement terms. Third, structured notes or swap agreements may not be entered into and traded on or through a multilateral transaction execution facility. This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

A fund may invest in commodity-linked notes that are excluded from regulation under the CEA and the rules thereunder to the extent necessary for the fund not to be considered a “commodity pool.” Although a fund may invest up to 100% of its total assets in commodity-linked structured notes that are considered to be “qualifying hybrid instruments,” from time to time it may invest a portion of its assets in commodity-linked notes and other commodity-linked derivatives that do not qualify for exemption from regulation under the CEA.

Commodity-Linked Swaps. Swap agreements are two party contracts ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or “swapped” between the parties is generally calculated with respect to a “notional amount” which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.

Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A fund may engage in swap transactions that have more than one period and therefore more than one exchange of commodities.

A fund may invest in total return swaps to gain exposure to the overall commodity markets. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commodity-linked swaps include: Counterparty Risk, Credit Risk and Liquidity Risk.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike price) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.

CFTC Regulation. Effective January 1, 2013, each of Columbia Absolute Return Enhanced Multi-Strategy Fund, Columbia Absolute Return Multi-Strategy Fund and Columbia Commodity Strategy Fund no longer qualifies for an exemption from registration as a commodity pool under CFTC Rule 4.5. Accordingly, each such fund is a commodity pool under the CEA and the Investment Manager has applied for registration as a “commodity pool operator” under the CEA to be effective January 1, 2013. Unless the CFTC’s and SEC’s overlapping regulations on matters such as disclosure, reporting and recordkeeping are harmonized, the nature and extent of the impact of the new CFTC requirements on these Funds is uncertain. Compliance with the CFTC’s new regulatory requirements could increase Fund expenses, adversely affecting a Fund’s total return. Each of the other Funds listed on the cover of this SAI is deemed not to be a commodity pool under the CEA and has filed a notice of exclusion under Rule 4.5.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256

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contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The Internal Revenue Service (IRS) has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund’s agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager’s ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party’s obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

Equity Securities and Fixed/Variable Income Securities

Equity securities in which the fund may invest include, without limitation, common stocks, including those that pay dividends or other distributions, securities that are convertible into common stocks or other equity securities, depositary receipts or shares, warrants, rights, real estate investment trusts, partnership securities, and other securities with equity characteristics as further described in the Prospectus. The fixed or variable income securities in which the fund may invest include, without limitation, corporate bonds (including high-yield bonds), preferred stocks, trust-preferred securities, Treasury securities, U.S. government agency securities, asset-backed securities, and other income-producing investments as further described in the fund’s prospectus.

Equity-Linked Notes

An equity-linked note (ELN) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income,

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thereby offering a yield advantage over investing directly in an Underlying Equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). The Fund may or may not hold an ELN until its maturity.

Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may declared on the common stock.

Eurodollar and Yankee Dollar Instruments

The fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The fund might use Eurodollar futures contracts and options thereon to hedge against changes in the London Interbank Offered Rate (“LIBOR”), to which many interest rate swaps and fixed income instruments may be linked.

Exchange-Traded Funds

Exchange-traded funds (ETFs) represent shares of ownership in funds, unit investment trusts or depositary receipts. Certain ETFs, such as passively managed, ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of these ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The funds’ ability to redeem redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that the ETFs in which a fund invests may terminate due to extraordinary events. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the securities in which the ETFs invest, including Market Risk. ETFs using a “passive” investment strategy generally will not attempt to take defensive positions in volatile or declining markets. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the funds believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index (as the case may be) or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies in excess of these limits.

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ETFs, because they invest in other securities (e.g., common stocks of small-, mid- and large capitalization companies (U.S. and foreign, including, for example, real estate investment trusts and emerging markets securities) and fixed income securities), are subject to the risks of investment associated with these and other types of investments, as described in this SAI.

Floating Rate Loans

Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund’s portfolio. Possession of such information may in some instances occur despite the investment manager’s efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager’s ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other

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securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager’s client accounts collectively held only a single category of the issuer’s securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

Foreign Currency Transactions

Investments in foreign securities usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund’s NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain.

This method of protecting the value of the fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

Absolute Return Currency and Income Fund is designed to invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for

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delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. This strategy may also be employed by other funds. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund’s commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

For Absolute Return Currency and Income Fund, it is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

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Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund’s investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. market and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the

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security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

Funding Agreements

A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

High-Yield Debt Securities (Junk Bonds)

High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated

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securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include: Liquidity Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

Inflation Protected Securities

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

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Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

Initial Public Offerings (IPOs)

Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

Inverse Floaters

Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust’s assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

Investment Companies

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses. The fund is also subject to the risks associated with investing in such investment companies.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

Investment in Wholly-Owned Subsidiaries

In accordance with its prospectus, Columbia Commodity Strategy Fund (for purposes of this section, the “Fund”) may invest all or a portion of its assets in one or more of its wholly-owned subsidiaries (referred to herein collectively as the “Subsidiary”). The Subsidiary is a limited liability company organized under the laws of the Cayman Islands. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies.” The Fund must maintain less than 25% of its total assets in the Subsidiary at the end of every quarter. The Subsidiary’s commodity-linked investments (including commodity-linked futures contracts, structured notes, swaps and options) are expected to produce leveraged exposure to the performance of the commodities markets. The Subsidiary also invests in investment-grade fixed income securities that may serve as collateral for its commodity-linked positions and may hold cash or cash equivalents.

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The Subsidiary is overseen by its own board of directors and is not registered under the 1940 Act and is not subject to its investor protections, except as noted in the Fund’s prospectus or this SAI. The Fund, as the sole shareholder of the Subsidiary, does not have all of the protections offered by the 1940 Act. However, the Subsidiary is wholly-owned and controlled by the Fund and the Fund’s Board of Trustees maintains oversight responsibility for investment activities of the Subsidiary generally (with respect to compliance and investment policies and procedures) as if the Subsidiary’s investments were held directly by the Fund. Furthermore, Columbia Management is responsible for the Subsidiary’s day-to-day business pursuant to an Addendum to the Fund’s investment management services agreement with Columbia Management. Therefore, the Fund’s ownership and control of the Subsidiary make it unlikely that the Subsidiary would take action contrary to the interests of the Fund or its shareholders. Under the Addendum to the investment management services agreement, Columbia Management provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The Fund has contracted with its service providers to also provide custody and administration services to the Subsidiary.

In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures, Columbia Management will treat the assets of the Subsidiary generally as if the assets were held directly by the Fund. Columbia Management will also treat the assets of the Subsidiary generally as if the assets were held directly by the Fund with respect to its adherence to the Fund’s investment policies and restrictions.

The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation of the value of the Fund’s assets.

The financial information of the Subsidiary will be consolidated into the Fund’s financial statements, as contained within the Fund’s Annual and Semiannual Reports provided to shareholders.

Changes in U.S. laws (where the investing fund is organized) and/or the Cayman Islands (where the Subsidiary is organized), could prevent the Fund and/or the Subsidiary from operating as described in the Fund’s prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary provide exposure similar to that held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See “Investing in Wholly-Owned Subsidiary Risk,” under “RISKS” above.

Lending of Portfolio Securities

To generate additional income, a fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the fund. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a fund or a borrower at any time. A fund may choose to terminate a loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a fund may use and a fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in

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accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The investment manager is not responsible for any loss incurred by the funds in connection with the securities lending program.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include: Credit Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for

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privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia, Guam and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either “general obligations” or “revenue obligations.”

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

Partnership Securities

The fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities are limited partnerships or limited liability companies that may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US

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LLC (“NYSE Alternext”) (formerly the American Stock Exchange) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a fund that invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than do investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to unit holders rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be relatively illiquid at times.

The fund may also invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

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Repurchase Agreements

Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser’s ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

Short Sales

In short-selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain to the fund, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager’s research and the management team’s investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until a fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

Sovereign Debt

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

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Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

Structured Investments

A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result, a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

Swap Agreements

Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party’s investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund’s investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Inflation Rate Swaps. An inflation, or Consumer Price Index (CPI), swap is a fixed maturity, over-the-counter derivative in which one party receives the “realized” rate of inflation as measured by the CPI or another inflation index over the life of the swap. The other party, in turn, pays a fixed annualized rate of return over the life of the swap. This fixed rate is often referred to as the “breakeven inflation” rate and is generally representative of the difference between treasury yields and TIPS yields

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of similar maturities at the initiation of the swap. CPI swaps are often structured in “bullet” format, where all cash flows are exchanged at maturity. Inflation swaps may be less liquid than interest rate swaps.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts. Similar transactions can be entered into with respect to inflation rates such as the Consumer Price Index.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer’s bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet

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certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or “earmark” cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or “earmark” cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or “earmarking” will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the fund’s exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk. (For more information concerning commodity-linked swaps, please see “Derivatives-Commodity-Linked Swaps” above).

Trust-Preferred Securities

The fund may also invest in trust-preferred securities. These securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments and are typically treated by the funds as debt investments.

Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet.

The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution, The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities which are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.

The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt issued by the institution.

The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.

The risks associated with trust-preferred securities typically include the financial condition of the financial institution(s), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s)

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and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the fund.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government can or would provide financial support to any of these entities, including whether or not the U.S. Government is obligated to do so by law.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include: Credit Risk, Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Variable- or Floating-Rate Securities

Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include: Credit Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date, if any.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take

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longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

Securities Transactions

To the extent a fund invests its assets in underlying funds, the fund will not pay any commissions for purchases and sales.

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management services agreements, and subadviser agreements, as applicable, the investment manager or subadviser is authorized to determine, consistent with a fund’s investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager and subadvisers have been directed to use best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and Columbia Management Investment Distributors, Inc. (principal underwriter and distributor of the funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.

Broker-Dealer Selection

In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

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Commission Dollars

Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager’s or subadviser’s overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A “step-out” is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the “safe harbor” of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of the fund (e.g., due to, among other factors, their or their affiliates’ ownership or control of shares of the fund) may have an interest that potentially conflicts with the interests of the fund. For example, an affiliate of Ameriprise Financial may sell securities to the fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent the fund from engaging in transactions with an affiliate of the fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the fund participates.

Trade Aggregation and Allocation

Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be

Statement of Additional Information – February 28, 2013	Page 55

times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

Certain Investment Limitations

From time to time, the investment manager or subadviser for a fund and their respective affiliates (“adviser group”) will be trading in the same securities or be deemed to beneficially hold the same securities. Due to regulatory and other restrictions or limits in various countries or industry- or issuer-specific restrictions or limitations (e.g., poison pills) that restrict the amount of securities or other investments of an issuer that may be held on an aggregate basis by an adviser group, a fund may be limited or prevented from acquiring securities of an issuer that the fund’s adviser may otherwise prefer to purchase. For example, many countries limit the amount of outstanding shares that may be held in a local bank by an adviser group. In these circumstances, a fund may be limited or prevented from purchasing additional shares of a bank if the purchase would put the adviser group over the regulatory limit when the adviser group’s holdings are combined together or with the holdings of the funds’ affiliates, even if the purchases alone on behalf of a specific fund would not be in excess of such limit. Additionally, regulatory and other applicable limits are complex and vary significantly, including, among others, from country to country, industry to industry and issuer to issuer. However, given the complexity of these limits, a fund’s adviser may inadvertently breach these limits, and a fund may be required to sell securities of an issuer in order to be in compliance with such limits even if the fund’s adviser may otherwise prefer to continue to hold such securities. At certain times, the funds may be restricted in their investment activities because of relationships an affiliate of the fund’s, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities.

The investment manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.

Statement of Additional Information – February 28, 2013	Page 56

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 4. Total Brokerage Commissions

Total Brokerage Commissions
Fund	2012		2011		2010
For funds with fiscal period ending January 31
Columbia Capital Allocation Aggressive Portfolio	$62		$0		$0
Columbia Capital Allocation Conservative Portfolio	35		0		0
Columbia Capital Allocation Moderate Portfolio	152		0		0
Columbia Income Builder Fund	0		0		0
Columbia Portfolio Builder Moderate Aggressive	124		0		0
Columbia Portfolio Builder Moderate Conservative	55		0		0
For funds with fiscal period ending February 29
Columbia Equity Value(a)	197,812		317,997		357,285
For funds with fiscal period ending April 30
Columbia Recovery and Infrastructure	532,746		329,036		527,728
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	0		0	(b)	N/A
Columbia Absolute Return Enhanced Multi-Strategy	284,730		9,476	(c)	N/A
Columbia Absolute Return Multi-Strategy	310,593		10,136	(c)	N/A
Columbia Active Portfolios – Diversified Equity Income	13,137	(d)	N/A		N/A
Columbia Commodity Strategy	0	(e)	N/A		N/A
Columbia Diversified Equity Income(f)	2,126,944		2,004,161		2,243,590
Columbia Dividend Opportunity(g)	2,275,856		2,031,035		402,958
Columbia Flexible Capital Income	30,081	(e)	N/A		N/A
Columbia High Yield Bond	1,511		0		0
Columbia Mid Cap Value Opportunity(h)	1,393,564		1,541,840		2,620,808
Columbia Multi-Advisor Small Cap Value	581,919		553,603		749,980
Columbia Select Large-Cap Value(i)	249,073		256,531		180,393
Columbia Select Smaller-Cap Value(j)	148,704		284,794		163,708
Columbia Seligman Communications and Information(k)	5,967,910		5,767,423		9,167,229
Columbia U.S. Government Mortgage	70,649		17,660		9,489
For funds with fiscal period ending July 31
Columbia AMT-Free Tax-Exempt Bond(l)	0		132		3,261
Columbia Floating Rate	1,000		0		0
Columbia Global Opportunities(p)	615,788		426,809		1,004,079
Columbia Income Opportunities	0		0		0
Columbia Inflation Protected Securities	15,357		40,902		43,426
Columbia Large Core Quantitative	89,797		756,280		2,806,058
Columbia Large Growth Quantitative(m)	213,935		192,755		459,328
Columbia Large Value Quantitative(n)	89,873		123,762		301,600
Columbia Limited Duration Credit	41,979		28,296		8,523
Columbia Minnesota Tax-Exempt Fund(o)	0		824		1,077
Columbia Money Market	0		0		0
For funds with fiscal period ending August 31
Columbia Diversified Bond	161,642		206,112		121,666
Columbia Frontier(q)	192,506		409,138		469,635
Columbia Marsico Flexible Capital	324,649		274,651	(r)	N/A

Statement of Additional Information – February 28, 2013	Page 57

Total Brokerage Commissions
Fund	2012	2011	2010
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$0	$0	$0
Columbia Asia Pacific ex-Japan	622,494	964,616	677,863
Columbia Emerging Markets Bond	207	0	0
Columbia Emerging Markets Opportunity	1,710,221	2,189,748	2,031,496
Columbia European Equity	747,555	601,158	189,148
Columbia Global Bond	15,758	18,259	3,201
Columbia Global Equity	499,796	673,331	556,835
Columbia Multi-Advisor International Value	349,135	630,524	722,370
Columbia Seligman Global Technology	944,043	1,304,433	1,556,216
	2011	2010	2009
For funds with fiscal period ending November 30
Columbia Government Money Market(s)	0	0	0
Columbia Mid Cap Growth Opportunity	3,145,406	2,758,365	2,752,727

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal years ended 2011 and 2010, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. The brokerage commissions paid for the fiscal year from Oct. 1, 2008 to Sept. 30, 2009 were $4,728,940.

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. The brokerage commissions paid for the fiscal year from July 1, 2008 to June 30, 2009 were $673,569.

(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. The brokerage commissions paid for the fiscal year from Oct. 1, 2008 to Sept. 30, 2009 were $2,601,029.

(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. The brokerage commissions paid for the fiscal year from Jan. 1, 2009 to Dec. 31, 2009 were $206,322.

(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. The brokerage commissions paid for the fiscal year from Jan. 1, 2009 to Dec. 31, 2009 were $123,904.

(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. The brokerage commissions paid for the fiscal year from Jan. 1, 2009 to Dec. 31, 2009 were $12,482,079.

(l)	The fund changed its fiscal year end in 2012 from Nov. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Dec. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Dec. 1, 2010 to Nov. 30, 2011 and Dec. 1, 2009 to Nov. 30, 2010, respectively. The brokerage commissions paid for the fiscal year from Dec. 1, 2008 to Nov. 30, 2009 were $315.

(m)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. The brokerage commissions paid for the fiscal year from Oct. 1, 2008 to Sept. 30, 2009 were $649,261.

(n)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. The brokerage commissions paid for the fiscal year from Oct. 1, 2008 to Sept. 30, 2009 were $378,324.

Statement of Additional Information – February 28, 2013	Page 58

(o)	The fund changed its fiscal year end in 2012 from Aug. 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from Sept. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Sept. 1, 2010 to Aug. 31, 2011 and Sept. 1, 2009 to Aug. 31, 2010, respectively. The fund did not pay brokerage commissions for the fiscal year from Sept. 1, 2008 to Aug. 31, 2009.

(p)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. The brokerage commissions paid for the fiscal year from Oct. 1, 2008 to Sept. 30, 2009 were $1,248,108.

(q)	The fund changed its fiscal year end in 2012 from Oct. 31 to Aug. 31. For the fiscal year ended 2012, the information shown is for the period from Nov. 1, 2011 to Aug. 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Nov. 1, 2010 to Oct. 31, 2011 and Nov. 1, 2009 to Oct. 31, 2010, respectively. The brokerage commissions paid for the fiscal year from Nov. 1, 2008 to Oct. 31, 2009 were $157,476.

(r)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(s)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. For the fiscal year ended 2011, the information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011. For fiscal years ended 2010 and 2009, the information shown is from Jan. 1, 2010 to Dec. 31, 2010 and Jan. 1, 2009 to Dec. 31, 2009, respectively.

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 5. Brokerage Directed for Research and Turnover Rates

	Brokerage directed for research*				Turnover rates
	Amount of transactions		Amount of commissions imputed or paid
Fund					2012		2011
For funds with fiscal period ending January 31
Columbia Capital Allocation Aggressive Portfolio	$0	(a)	$0	(a)	83%		10%
Columbia Capital Allocation Conservative Portfolio	0	(a)	0	(a)	88		16
Columbia Capital Allocation Moderate Portfolio	0	(a)	0	(a)	58		9
Columbia Income Builder Fund	0	(a)	0	(a)	31		28
Columbia Portfolio Builder Moderate Aggressive	0	(a)	0	(a)	85		11
Columbia Portfolio Builder Moderate Conservative	0	(a)	0	(a)	88		15
For funds with fiscal period ending February 29
Columbia Equity Value(b)	126,148,364		93,362		21		37
For funds with fiscal period ending April 30
Columbia Recovery and Infrastructure	326,659,922		271,698		30		17
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	0		0		285		5	(c)
Columbia Absolute Return Enhanced Multi-Strategy	0		0		154		11	(d)
Columbia Absolute Return Multi-Strategy	0		0		132		16	(d)
Columbia Active Portfolios – Diversified Equity Income	0	(e)	0	(e)	3	(e)	N/A
Columbia Commodity Strategy	0	(f)	0	(f)	0	(f)	N/A
Columbia Diversified Equity Income(g)	1,318,015,777		1,068,678		16		36
Columbia Dividend Opportunity(h)	1,120,834,058		936,778		28		105
Columbia Flexible Capital Income	0	(f)	0	(f)	36	(f)	N/A
Columbia High Yield Bond	0		0		76		96
Columbia Mid Cap Value Opportunity(i)	567,421,295		487,011		28		46
Columbia Multi-Advisor Small Cap Value	39,426,210		47,554		66		54
Columbia Select Large-Cap Value(j)	38,035,337		49,956		5		14
Columbia Select Smaller-Cap Value(k)	4,946,731		5,353		3		18
Columbia Seligman Communications and Information(l)	1,397,704,343		1,530,592		38		66
Columbia U.S. Government Mortgage	0		0		545		465	(m)

Statement of Additional Information – February 28, 2013	Page 59

	Brokerage directed for research*		Turnover rates
	Amount of transactions	Amount of commissions imputed or paid
Fund			2012		2011
For funds with fiscal period ending July 31
Columbia AMT-Free Tax-Exempt Bond(n)	$0	$0	13%		30%
Columbia Floating Rate	0	0	42		69
Columbia Global Opportunities(r)	0	0	129		142	(m)
Columbia Income Opportunities	0	0	55		84
Columbia Inflation Protected Securities	0	0	93		99
Columbia Large Core Quantitative	58,698,574	24,057	71		57
Columbia Large Growth Quantitative(o)	28,655,148	22,147	65		57
Columbia Large Value Quantitative(p)	4,136,685	3,035	73		90
Columbia Limited Duration Credit	0	0	106		113
Columbia Minnesota Tax-Exempt Fund(q)	0	0	8		22
Columbia Money Market	0	0	N/A		N/A
For funds with fiscal period ending August 31
Columbia Diversified Bond	0	0	172	(m)	373	(m)
Columbia Frontier(s)			163		72
Columbia Marsico Flexible Capital	208,053,575	110,610	146		214	(t)
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	0	0	0		0
Columbia Asia Pacific ex-Japan	162,068,196	406,280	50		63
Columbia Emerging Markets Bond	0	0	21		24
Columbia Emerging Markets Opportunity	660,542,287	1,481,458	117		84
Columbia European Equity	459,848,612	620,053	126		121
Columbia Global Bond	0	0	34		57
Columbia Global Equity	259,712,300	395,349	50		44
Columbia Multi-Advisor International Value	211,457,200	102,561	79		21
Columbia Seligman Global Technology	202,185,823	198,840	88		95
			2011		2010
For funds with fiscal period ending November 30
Columbia Government Money Market	N/A	N/A	N/A		N/A
Columbia Mid Cap Growth Opportunity	1,232,323,357	1,091,832	157		96

*	Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. Columbia Management also receives proprietary research from brokers, but these amounts have not been included in the table.

(a)	The underlying funds may have directed transactions to firms in exchange for research services.

(b)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal year ended 2011, the information shown is from April 1, 2010 to March 31, 2011.

(c)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(e)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(f)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(g)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Oct. 1, 2010 to Sept. 30, 2011. For the fiscal year ended 2011, the brokerage directed for research was $1,303,111,531, the amount of commissions imputed or paid was $881,904. For the fiscal year from Oct. 1, 2009 to Sept. 30, 2010, the turnover rate was 34%.

(h)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from July 1, 2010 to June 30, 2011. For the fiscal year ended 2011, the brokerage directed for research was $1,796,943,593, the amount of commissions imputed or paid was $869,624. For the fiscal year from July 1, 2009 to June 30, 2010, the turnover rate was 23%.

(i)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Oct. 1, 2010 to Sept. 30, 2011. For the fiscal year ended 2011, the brokerage directed for research was $662,374,265, the amount of commissions imputed or paid was $509,994. For the fiscal year from Oct. 1, 2009 to Sept. 30, 2010, the turnover rate was 50%.

Statement of Additional Information – February 28, 2013	Page 60

(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Jan. 1, 2011 to Dec. 31, 2011. For the fiscal year ended 2011, the brokerage directed for research was $61,827,585, the amount of commissions imputed or paid was $72,900. For the fiscal year from Jan. 1, 2010 to Dec. 31, 2010, the turnover rate was 12%.

(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Jan. 1, 2011 to Dec. 31, 2011. For the fiscal year ended 2011, the brokerage directed for research was $21,071,813, the amount of commissions imputed or paid was $29,679. For the fiscal year from Jan. 1, 2010 to Dec. 31, 2010, the turnover rate was 5%.

(l)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Jan. 1, 2011 to Dec. 31, 2011. For the fiscal year ended 2011, the brokerage directed for research was $1,331,817,185, the amount of commissions imputed or paid was $1,786,802. For the fiscal year from Jan. 1, 2010 to Dec. 31, 2010, the turnover rate was 105%.

(m)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been: 285% and 253% for Columbia U.S. Government Mortgage Fund for the fiscal periods ended May 31, 2012 and 2011, respectively; 155% and 245% for Columbia Diversified Bond for the fiscal periods ended Aug. 31, 2012 and 2011, respectively; and 108% for the ten months ended July 31, 2012 and 131% for the year ended Sept. 30, 2011 for Columbia Strategic Allocation Fund.

(n)	The fund changed its fiscal year end in 2012 from Nov. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Dec. 1, 2011 to July 31, 2012. For the fiscal year ended 2011, the information shown is from Dec. 1, 2010 to Nov. 30, 2011. For the fiscal year ended 2011, the fund did not have any brokerage directed for research or commissions imputed or paid. For the fiscal year from Dec. 1, 2009 to Nov. 30, 2010, the turnover rate was 23%.

(o)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the brokerage directed for research was $62,561,951, the amount of commissions imputed or paid was $28,140 and for the fiscal year from Oct. 1, 2009 to Sept. 30, 2010, the turnover rate was 98%.

(p)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the brokerage directed for research was $10,467,526, the amount of commissions imputed or paid was $6,688 and for the fiscal year from Oct. 1, 2009 to Sept. 30, 2010, the turnover rate was 99%.

(q)	The fund changed its fiscal year end in 2012 from Aug. 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from Sept. 1, 2011 to July 31, 2012. For the fiscal year from Sept. 1, 2010 to Aug. 31, 2011, the fund did not have any brokerage directed for research or commissions imputed or paid and for the fiscal year from Sept. 1, 2009 to Aug. 31, 2010, the turnover rate was 21%.

(r)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the brokerage directed for research was $31,882,191, the amount of commissions imputed or paid was $29,292 and for the fiscal year from Oct. 1, 2009 to Sept. 30, 2010, the turnover rate was 114%.

(s)	The fund changed its fiscal year end in 2012 from Oct. 31 to Aug. 31. For the fiscal year ended 2012, the information shown is for the period from Nov. 1, 2011 to Aug. 31, 2012. For fiscal year ended from Nov. 1, 2010 to Oct. 31, 2011, the brokerage directed for research was $91,182,948, the amount of commissions imputed or paid was $170,801 and for the fiscal year from Nov 1, 2009 to Oct. 31, 2010, the turnover rate was 160%.

(t)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 6. Securities of Regular Brokers or Dealers

Fund	Issuer	Value of securities owned at end of fiscal period
For funds with fiscal period ending January 31
Columbia Capital Allocation Aggressive Portfolio	None	N/A
Columbia Capital Allocation Conservative Portfolio	None	N/A
Columbia Capital Allocation Moderate Portfolio	None	N/A
Columbia Income Builder Fund	None	N/A
Columbia Portfolio Builder Moderate Aggressive	None	N/A
Columbia Portfolio Builder Moderate Conservative	None	N/A
For funds with fiscal period ending February 29
Columbia Equity Value	Citigroup, Inc.	$3,292,116
	The Goldman Sachs Group, Inc.	15,663,991
	JPMorgan Chase & Co.	23,083,793
	Morgan Stanley	4,471,273

Statement of Additional Information – February 28, 2013	Page 61

Fund	Issuer	Value of securities owned at end of fiscal period
For funds with fiscal period ending April 30
Columbia Recovery and Infrastructure	None	N/A
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	None	N/A
Columbia Absolute Return Enhanced Multi-Strategy	Citigroup, Inc.	$87,854
	Franklin Resources, Inc.	297,730
	The Goldman Sachs Group, Inc.	91,202
	JPMorgan Chase & Co.	501,062
	Knight Capital Group, Inc.	143,237
	PNC Financial Services Group, Inc.	207,292
Columbia Absolute Return Multi-Strategy	Citigroup, Inc.	195,405
	Franklin Resources, Inc.	676,087
	The Goldman Sachs Group, Inc.	205,181
	JPMorgan Chase & Co.	1,131,940
	Knight Capital Group, Inc.	334,219
	PNC Financial Services Group, Inc.	466,485
Columbia Active Portfolios – Diversified Equity Income	Citigroup, Inc.	2,793,783
	The Goldman Sachs Group, Inc.	8,401,886
	JPMorgan Chase & Co.	13,778,963
	The Goldman Sachs Group, Inc.	7,317,210
Columbia Commodity Strategy	None	N/A
Columbia Diversified Equity Income	Citigroup, Inc.	14,243,876
	Goldman Sachs Group Absolute Trigger Mandatory Exchangeable Notes	39,760,413
	The Goldman Sachs Group, Inc.	34,225,287
	JPMorgan Chase & Co.	49,499,060
Columbia Dividend Opportunity	Goldman Sachs Group, Inc. Mandatory Exchangeable Notes	115,982,949
	JPMorgan Chase & Co.	62,444,158
	JPMorgan Chase & Co. Mandatory Exchangeable Notes	85,145,862
Columbia Flexible Capital Income	Citigroup, Inc.	970,255
	JPMorgan Chase & Co.	878,475
Columbia High Yield Bond	E*TRADE Financial Corp.	12,304,178
	Nuveen Investments, Inc.	3,834,643
Columbia Mid Cap Value Opportunity	None	N/A
Columbia Multi-Advisor Small Cap Value	E*TRADE Financial Corp.	1,613,100
	Eaton Vance Corp.	1,472,570
	Knight Capital Group, Inc.	345,047
Columbia Select Large-Cap Value	Citigroup, Inc.	12,327,150
	JPMorgan Chase & Co.	20,553,000
	Morgan Stanley	10,354,000
Columbia Select Smaller-Cap Value	None	N/A
Columbia Seligman Communications and Information	None	N/A

Statement of Additional Information – February 28, 2013	Page 62

Fund	Issuer	Value of securities owned at end of fiscal period
Columbia U.S. Government Mortgage	Bear Stearns Asset Backed Securities Trust	$72,645
	ChaseFlex Trust	10,776,852
	Cititgroup Mortgage Loan Trust, Inc.	21,010,204
	Credit Suisse Mortgage Capital Certificates	15,942,438
	CS First Boston Mortgage Securities Corp.	16,443,084
	Jefferies & Co., Inc.	7,156,953
	JPMorgan Reremic	2,044,081
	Morgan Stanley ABS Capital I	125,400
	Morgan Stanley Capital I	2,780,713
	Morgan Stanley Reremic	8,560,000
For funds with fiscal period ending July 31
Columbia Amt-Free Tax-Exempt Bond	None	N/A
Columbia Floating Rate	Nuveen Investments, Inc.	2,477,878
Columbia Global Opportunities	None	N/A
Columbia Income Opportunities	E*TRADE Financial Corp.	11,989,475
Columbia Inflation Protected Securities	Bear Stearns Commercial Mortgage Securities	545,232
	Citigroup, Inc.	779,948
	Citigroup/Deutsche Bank Commercial Mortgage Trust	1,118,163
	The Goldman Sachs Group, Inc.	1,097,491
	JPMorgan Chase & Co.	887,698
	JPMorgan Chase Commercial Mortgage Securities	2,703,587
	JPMorgan Mortgage Trust	2,481,738
	JPMorgan Reremic	1,614,039
	LB-UBS Commercial Mortgage Trust	3,851,836
	Morgan Stanley	531,410
	Morgan Stanley Capital I	4,072,719
	Morgan Stanley Remeric Trust	8,843,335
Columbia Large Core Quantitative	Franklin Resources, Inc.	19,347,349
	JPMorgan Chase & Co.	89,193,060
Columbia Large Growth Quantitative	None	N/A
Columbia Large Value Quantitative	Citigroup, Inc.	2,755,024
	The Goldman Sachs Group, Inc.	2,310,610
	JPMorgan Chase & Co.	9,108,720
Columbia Limited Duration Credit	Citigroup, Inc.	2,564,396
	The Goldman Sachs Group, Inc.	2,507,484
	Morgan Stanley	6,513,790
Columbia Minnesota Tax-Exempt	None	N/A
Columbia Money Market	None	N/A

Statement of Additional Information – February 28, 2013	Page 63

Fund	Issuer	Value of securities owned at end of fiscal period
For funds with fiscal period ending August 31
Columbia Diversified Bond	Bear Stearns Commercial Mortgage Securities	$25,898,954
	Citigroup, Inc.	16,191,077
	Citigroup Commercial Mortgage Trust	14,750,459
	Citigroup/Deutsche Bank Commercial Mortgage Trust	23,875,556
	Citigroup Mortgage Loan Trust, Inc.	2,640,237
	Citigroup Capital XIII	28,828,547
	Credit Suisse Mortgage Capital Certificates	17,912,102
	Credit Suisse First Boston Mortgage Securities Corp.	17,130,666
	E*TRADE Financial Corp.	1,143,546
	Eaton Vance Corp.	2,395,380
	GS Mortgage Securities Corp. II	26,961,956
	Jefferies & Co., Inc.	2,560,583
	JPMorgan Chase & Co.	16,569,296
	JPMorgan Chase Commercial Mortgage Securities	76,099,949
	JPMorgan Mortgage Acquisition Corp.	974,286
	JPMorgan Alternative Loan Trust	919,379
	JPMorgan Chase Capital XXIII	2,328,227
	LB-UBS Commercial Mortgage Trust	59,700,011
	Merrill Lynch & Co., Inc.	5,520,293
	Morgan Stanley	411,227
	Morgan Stanley Capital I	39,880,234
	Morgan Stanley, Dean Witter Capital I	968,895
	Morgan Stanley Reremic Trust	32,260,594
	PNC Financial Services Group, Inc.	21,344,836
Columbia Frontier	None	N/A
Columbia Marsico Flexible Capital	None	N/A
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	None	N/A
Columbia Asia Pacific ex-Japan	None	N/A
Columbia Emerging Markets Bond	Morgan Stanley	1,895,906
Columbia Emerging Markets Opportunity	None	N/A
Columbia European Equity	None	N/A
Columbia Global Bond	Citigroup, Inc.	288,801
	Citigroup/Deutsche Bank Commercial Mortgage Trust	287,623
	CS First Boston Mortgage Securities Corp.	248,403
	JPMorgan Chase Commercial Mortgage Securities Corp.	655,377
	LB-UBS Commercial Mortgage Trust	1,255,247
	Morgan Stanley	573,456
	Morgan Stanley Capital 1	891,403
Columbia Global Equity	JPMorgan Chase & Co.	6,595,860
Columbia Multi-Advisor International Value	Credit Suisse Group AG	86,286
Columbia Seligman Global Technology	None	N/A
For funds with fiscal period ending November 30
Columbia Government Money Market	None	N/A
Columbia Mid Cap Growth Opportunity	None	N/A

Statement of Additional Information – February 28, 2013	Page 64

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage commissions were paid by a fund in the last three fiscal periods to brokers affiliated with the fund’s investment manager.

Statement of Additional Information – February 28, 2013	Page 65

Valuing Fund Shares

The share price of each fund is based on each fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern Time unless the NYSE closes earlier) on each day the fund is open for business, unless the Board determines otherwise. The funds do not value their shares on days that the NYSE is closed.

For Funds Other than Money Market Funds. The value of each fund’s portfolio securities is determined in accordance with the funds’ valuation procedures, which are approved by the Board. Except as described below under “Fair Valuation of Portfolio Securities,” the funds’ portfolio securities are typically valued using the following methodologies:

Equity Securities. Equity securities (including common stocks, preferred stocks, convertible securities, warrants and ETFs) listed on an exchange are valued at the closing price on their primary exchange (which, in the case of foreign securities, may be a foreign exchange) or, if a closing price is not readily available, at the mean of the closing bid and asked prices. Over-the-counter equity securities not listed on any national exchange but included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price or, if the official closing price is not readily available, at the mean between the closing bid and asked prices. Equity securities and ETFs that are not listed on any national exchange and are not included in the NASDAQ National Market System are valued at the primary exchange last sale price, or if the last sale price is not readily available, at the mean between the closing bid and asked prices. Shares of other open-end investment companies (other than ETFs) are valued at the latest net asset value reported by those companies.

Fixed Income Securities. Short-term debt securities purchased with remaining maturities of 60 days or less and long-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost value. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. The value of short-term debt securities with remaining maturities in excess of 60 days is the market price, which may be obtained from a pricing service or, if a market price is not available from a pricing service, a bid quote from a broker or dealer. Short-term variable rate demand notes are typically valued at their par value. Other debt securities typically are valued using an evaluated bid provided by a pricing service. If pricing information is unavailable from a pricing service or the Investment Manager’s valuation committee believes such information is not reflective of market value, then a quote from a broker or dealer may be used. Newly issued debt securities may be valued at purchase price for up to two days following purchase.

Futures, Options and Other Derivatives. Futures and options on futures are valued based on the settle price at the close of regular trading on their principal exchange or, in the absence of transactions, they are valued at the mean of the closing bid and asked prices closest to the last reported sale price. Listed options are valued at the mean of the closing bid and asked prices. If market quotations are not readily available, futures and options are valued using quotations from brokers. Customized derivative products are valued at a price provided by a pricing service or, if such a price is unavailable, a broker quote or at a price derived from an internal valuation model.

Repurchase Agreements. Repurchase agreements are generally valued at a price equal to the amount of the cash invested in a repurchase agreement.

Foreign Currencies. Foreign currencies and securities denominated in foreign currencies are valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. Forward foreign currency contracts are valued in U.S. dollars utilizing the applicable forward currency exchange rate as of the close of regular trading on the NYSE.

For Money Market Funds. In accordance with Rule 2a-7 under the 1940 Act, all of the securities in the portfolio of a money market fund are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund’s price per share for purposes of sales and redemptions at $1.00, to the extent that it is reasonably possible to do so. These procedures include review of the fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the fund’s net asset value per share computed by using available market quotations deviates from a share value of $1.00 as computed using the amortized cost method. Deviations are reported to the Board periodically and, if any such deviation exceeds 0.5%, the Board must determine what action, if any, needs to be taken. If the Board determines that a deviation exists that may result in a material dilution or other unfair results for shareholders or investors, the Board must cause the fund to undertake such remedial action as it the Board deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results.

Statement of Additional Information – February 28, 2013	Page 66

Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and/or selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would receive if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Fair Valuation of Portfolio Securities. Rather than using the methods described above, the Investment Manager’s valuation committee will, pursuant to procedures approved by the Board, determine in good faith a security’s fair value in the event that (i) price quotations or valuations are not readily available, such as when trading is halted or securities are not actively traded; (ii) price quotations or valuations available for a security are not, in the judgment of the valuation committee, reflective of market value; or (iii) a significant event has occurred that is not reflected in price quotations or valuations from other sources, such as when an event impacting a foreign security occurs after the closing of the security’s foreign exchange but before the closing of the NYSE. The fair value of a security is likely to be different from the quoted or published price and fair value determinations often require significant judgment.

In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities; trading volumes; values of baskets of securities; changes in interest rates; observations from financial institutions; government actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history; the relative size of the position in the portfolio; internal models; and other relevant information.

With respect to securities traded on foreign markets, additional factors also may be relevant, including: movements in the U.S. markets following the close of foreign markets; the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity and prices; and the trading of financial products that are tied to baskets of foreign securities, such as certain exchange-traded index funds. A systematic independent fair value pricing service assists in the fair valuation process for foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which a fund’s NAV is determined. Although the use of this service is intended to decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities.

Performance Information

Effective beginning with performance reporting for the December 31, 2011 year-end, in presenting performance information for newer share classes, if any, of a fund, the fund typically includes, for periods prior to the offering of such share classes, the performance of the fund’s oldest share class (except as otherwise disclosed), adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable, based on the expense ratios of those share classes for the fund’s most recently completed fiscal year for which data was available at December 31, 2011 or, for funds and classes first offered after January 1, 2012, the expected expense differential at the time the newer share class is first offered. Actual expense differentials across classes will vary over time. The performance of the fund’s newer share classes would have been substantially similar to the performance of the fund’s oldest share class because all share classes of a fund are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses (although differences in expenses between share classes may change over time).

Portfolio Holdings Disclosure

The Board and the investment manager believe that the investment ideas of the investment manager and any subadviser with respect to portfolio management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, the Board also believes that knowledge of a fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Statement of Additional Information – February 28, 2013	Page 67

The Board has therefore adopted policies and procedures relating to disclosure of the funds’ portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made available to the general public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund’s operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the funds and their shareholders.

Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

Public Disclosures

The funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the funds’ website. The information is available on the funds’ website as described below.

•

For equity, convertible, alternative and flexible funds (other than the equity funds identified below), a complete list of fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.

•

For funds that are subadvised by Brandes Investment Partners, L.P. and Marsico Capital Management, LLC, Columbia Select Small Cap Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Growth Fund II, a complete list of fund portfolio holdings as of month-end is posted approximately, but no earlier than, 30 calendar days after such month-end.

•	For fixed-income funds, a complete list of fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.

•

For money market funds, a complete list of fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

Portfolio holdings of funds owned solely by affiliates of the investment manager are not be disclosed on the website. A complete schedule of each fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

In addition, the investment manager makes publicly available information regarding certain fund’s largest five to fifteen holdings, as a percentage of the market value of the funds’ portfolios as of a month-end. This holdings information is made publicly available through the website columbiamanagement.com, approximately 15 calendar days following the month-end. The scope of the information that is made available on the funds’ websites pursuant to the funds’ policies may change from time to time without prior notice.

Other Disclosures

The funds’ policies and procedures provide that no disclosures of the funds’ portfolio holdings may be made prior to the portfolio holdings information being made available to the general public unless (i) the funds have a legitimate business purpose for making such disclosure, (ii) the funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

Statement of Additional Information – February 28, 2013	Page 68

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the investment manager; (ii) any conflicts of interest between the interests of fund shareholders, on the one hand, and those of the investment manager, the funds’ distributor or any affiliated person of a fund, the investment manager or distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the funds with their day-to-day business affairs. These service providers include each fund’s sub-advisor(s) (if any), affiliates of the investment manager, the funds’ custodian, subcustodians, the funds’ independent registered public accounting firm, legal counsel, operational system vendors, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. The funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The fund also discloses portfolio holdings information as required by federal, state or international securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

The Board has adopted policies to ensure that the fund’s portfolio holdings information is only disclosed in accordance with these policies. Before any selective disclosure of portfolio holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the investment manager’s legal department, compliance department, and the funds’ President. The PHC is authorized by the Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure may be authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by the fund’s President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Ongoing Portfolio Holdings Disclosure Arrangements:

The funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to a fund’s custodians, subcustodians, administrator, investment manager and subadvisers, the following disclosure arrangements are in place:

Identity of recipient	Conditions/Restrictions on use of information	Frequency of disclosure
Barclays Point	Use for analytics including risk and attribution assessment.	Daily
Bitlathe	Website support for fund holdings and performance disclosure.	Monthly
Bloomberg	Use for portfolio analytics.	Daily
Bloomberg, L.P.	Use for independent research of Funds. Sent monthly, approximately 30 days after month end.	Monthly
Broadridge Financial Solutions, Inc.	Proxy voting and research utilized by Marsico Capital Management LLC, subadviser to certain Columbia Funds.	Daily, as needed

Statement of Additional Information – February 28, 2013	Page 69

Identity of recipient	Conditions/Restrictions on use of information	Frequency of disclosure
Cenveo, Inc.	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Citigroup	Access when assisting in resolving technical difficulties with YieldBook, an analytic software program that the investment manager uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily
CMS Bondedge	Access when assisting in resolving technical difficulties with application used by the investment manager’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad Hoc
FactSet Research Systems	Use for provision of quantitative analytics, charting and fundamental data to the investment manager.	Daily
Harte Hanks	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Institutional Shareholder Services (ISS)	Proxy voting administration and research on proxy matters.	Daily
Investment Technology Group (ITG, formerly known as Plexus Group)	Evaluation and assessment of trading activity, execution and practices by the investment manager.	Quarterly
InvestorTools, Inc.	Access granted solely for the purpose of testing back office conversion of trading systems.	Daily
InvestorTools, Inc.	Provide descriptive data for municipal securities.	Daily
Kynex	Use to provide portfolio attribution reports for the Columbia Convertible Securities Fund.	Daily
Linedata Services, Inc.	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad Hoc
Lipper / Thomson Reuters Corp. (Lipper)	Information provided monthly with a 30 day lag to assure accuracy of Lipper Fact Sheets.	Monthly
Malaspina Communications	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly
Merrill Corporation	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Morningstar, Inc.	For independent research and ranking of funds. Provided monthly with a 30 day lag	Monthly
R.R. Donnelley & Sons Company	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As needed

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The following description of the Proxy Voting Policies and Procedures, as well as the Proxy Voting Guidelines attached as Appendix C, apply to the funds listed on the cover page of this SAI, which are governed by the same Board of Trustees.

The Funds uphold a long tradition of supporting sound and principled corporate governance. In furtherance thereof, the Funds’ Boards of Trustees (“Board”), which consist of a majority of independent Board members, determines policies and votes proxies. The Funds’ investment manager and administrator, Columbia Management Investment Advisers, LLC (“Columbia Management”), provides support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

Election of Directors

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

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•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.

Defense Mechanisms

The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis.

Auditors

The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Management Compensation Issues

The Board expects company management to give thoughtful consideration to providing competitive compensation and incentives, which are reflective of company performance, and are directly tied to the interest of shareholders. The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.

The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues

The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.

Additional details can be found in the funds’ Proxy Voting Guidelines (see Appendix C).

POLICY AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies in the best economic interests of the funds’ shareholders, and to address any conflicts between interests of a fund’s shareholders and those of Columbia Management or other affiliated persons.

The Board votes proxies on behalf of the funds. Columbia Management provides support to the Board in connection with the proxy voting process, and has assigned responsibility to the Columbia Management Proxy Administration Team (“Proxy Team”) to administer proxies on behalf of the funds. In exercising its responsibilities, the Proxy Team may rely upon the research or recommendations of one or more third party research providers. The Proxy Team assists the Board in identifying situations where its voting guidelines do not clearly direct a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s voting guidelines based on recommendations from Columbia Management investment personnel (or the investment personnel of a fund’s subadviser(s)), information obtained from independent research firms or other sources. The Proxy Team makes all recommendations in writing. Except for proposals where the recommendation from Columbia Management concurs with the recommendations from company management and the independent research firms, the Board Chair or other Board members who are independent from the investment manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal. If Columbia Management, company management and the independent research firms recommend the same action on such proposals, Columbia Management is authorized to vote in accordance with the consensus recommendation.

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On an annual basis, or more frequently as determined necessary, the Board reviews the voting guidelines to determine whether changes are appropriate. The Board may consider recommendations from Columbia Management to revise the existing guidelines or add new guidelines. Typically, changes to the voting guidelines are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director or proposals on foreign company ballots), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside The United States (Non-U.S. Countries)

Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to a variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require trading of securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan

The funds from time to time engage in lending securities held in certain funds to third parties in order to generate additional income. The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While in general, neither the Board nor Columbia Management assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. However, the Board has established a guideline to direct Columbia Management to endeavor to recall a loaned security if (i) a proposal relating to a merger or acquisition, a material restructuring or reorganization, a proxy contest or a shareholder rights plan is expected to be on the ballot or (ii) the prior year’s evaluation of the issuer’s pay-for-performance practices has raised concerns, based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.

Investment in Affiliated Funds

Certain funds may invest in shares of other funds managed by Columbia Management (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD

Each year the funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through columbiamanagement.com or searching the website of the SEC at www.sec.gov.

Investing in a Fund

The Columbia funds and Columbia Acorn funds and portfolios are collectively referred to as the Legacy Columbia funds (see Appendix E). The RiverSource funds are collectively referred to as the Legacy RiverSource funds (see Appendix F).

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (“CDSC”) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

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Shares of a fund are sold at the class’ public offering price. For funds other than money market funds and, as noted below in Table 7, certain other funds, the public offering price for Class A shares is the NAV of one share adjusted for the sales charge applicable to the class. For money market funds and, as noted below in Table 7, certain other funds, the public offering price is the NAV. For all funds, for Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W and Class Z there is no initial sales charge so the public offering price is the same as the NAV. The funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail in the funds’ prospectus.

Class A – Calculation of the Sales Charge

Sales charges are determined as shown in the following tables. The table is organized by investment category. You can find your fund’s investment category in Table 1.

Table 7. Class A Initial Sales Charge

			Sales charge(a) as a percentage of:
Fund category	Total market value		Public offering price(b)	Net amount invested
Equity, Flexible, Fund-of-funds – equity, Columbia Absolute Return Emerging Markets Macro and Columbia Absolute Return Enhanced Multi-Strategy	$0 – $49,999		5.75%	6.10%
	$50,000 – $99,999		4.50%	4.71%
	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
	$0 – $49,999		4.75%	4.99%
	$50,000 – $99,999		4.25%	4.44%
Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income (except for those named below)	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
For Columbia Absolute Return Currency and Income, Columbia Absolute Return Multi-Strategy, Columbia Floating Rate, Columbia Inflation Protected Securities and Columbia Limited Duration Credit	$0 – $99,999		3.00%	3.09%
	$100,000 – $249,999		2.50%	2.56%
	$250,000 – $499,999		2.00%	2.04%
	$500,000 – $999,999		1.50%	1.52%
	$1,000,000 or more	(c),(d)	0.00%	0.00%

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

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Table 8. Public Offering Price

Fund	Net asset value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending January 31
Columbia Capital Allocation Aggressive Portfolio	$10.19	0.9425	$10.81
Columbia Capital Allocation Conservative Portfolio	10.32	0.9525	10.83
Columbia Capital Allocation Moderate Portfolio	10.75	0.9425	11.41
Columbia Income Builder Fund	10.85	0.9525	11.39
Columbia Portfolio Builder Moderate Aggressive	10.47	0.9425	11.11
Columbia Portfolio Builder Moderate Conservative	10.71	0.9525	11.24
For funds with fiscal period ending February 29
Columbia Equity Value	10.72	0.9425	11.37
For funds with fiscal period ending April 30
Columbia Recovery and Infrastructure	18.96	0.9425	20.12
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	9.99	0.9425	10.60
Columbia Absolute Return Enhanced Multi-Strategy	10.01	0.9425	10.62
Columbia Absolute Return Multi-Strategy	9.96	0.9700	10.27
Columbia Active Portfolios – Diversified Equity Income	9.49	No sales charge	9.49
Columbia Commodity Strategy*	N/A	0.9425	N/A
Columbia Diversified Equity Income	9.76	0.9425	10.36
Columbia Dividend Opportunity	8.14	0.9425	8.64
Columbia Flexible Capital Income	10.32	0.9425	10.95
Columbia High Yield Bond	2.78	0.9525	2.92
Columbia Mid Cap Value Opportunity	7.59	0.9425	8.05
Columbia Multi-Advisor Small Cap Value	5.42	0.9425	5.75
Columbia Select Large-Cap Value	14.31	0.9425	15.18
Columbia Select Smaller-Cap Value	14.31	0.9425	15.18
Columbia Seligman Communications and Information	42.89	0.9425	45.51
Columbia U.S. Government Mortgage	5.63	0.9525	5.91
For funds with fiscal period ending July 31
Columbia AMT-Free Tax-Exempt Bond	4.09	0.9525	4.29
Columbia Floating Rate	8.90	0.9700	9.18
Columbia Global Opportunities	9.89	0.9425	10.49
Columbia Income Opportunities	9.78	0.9525	10.27
Columbia Inflation Protected Securities	11.38	0.9700	11.73
Columbia Large Core Quantitative	6.33	0.9425	6.72
Columbia Large Growth Quantitative	8.47	0.9425	8.99
Columbia Large Value Quantitative	6.96	0.9425	7.38
Columbia Limited Duration Credit	10.15	0.9700	10.46
Columbia Minnesota Tax-Exempt	5.63	0.9525	5.91
Columbia Money Market	1.00	No sales charge	1.00
For funds with fiscal period ending August 31
Columbia Diversified Bond	5.23	0.9525	5.49
Columbia Frontier	10.87	0.9425	11.53
Columbia Marsico Flexible Capital	13.00	0.9425	13.79

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Fund	Net asset value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$10.21	0.9700	$10.53
Columbia Asia Pacific ex-Japan	12.35	0.9425	13.10
Columbia Emerging Markets Bond	12.51	0.9525	13.13
Columbia Emerging Markets Opportunity	8.00	0.9425	8.49
Columbia European Equity	5.94	0.9425	6.30
Columbia Global Bond	7.22	0.9525	7.58
Columbia Global Equity	7.39	0.9425	7.84
Columbia Multi-Advisor International Value	5.29	0.9425	5.61
Columbia Seligman Global Technology	20.07	0.9425	21.29
For funds with fiscal period ending November 30
Columbia Government Money Market	1.00	No sales charge	1.00
Columbia Mid Cap Growth Opportunity	9.84	0.9425	10.44

*	The fund’s Class A, which has a sales charge, began operations after the fund’s last fiscal year end.

Initial sales charges and CDSCs may be reduced or waived. For more information, see the fund’s prospectus and Appendix S hereto.

FUND REORGANIZATIONS

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

REJECTION OF BUSINESS

Each fund and the distributor of the funds reserve the right to reject any business, in their sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Potential Adverse Effects of Large Investors

Each Fund may from time to time sell to one or more investors, including other funds advised by the investment manager or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such investors. Such sales and redemptions may be very substantial relative to the size of the fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect the fund’s

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performance to the extent that the fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the fund otherwise would not invest or sell. Such transactions also may increase a fund’s transaction costs, which would detract from fund performance. If a fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

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Capital Loss Carryover

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset any long-term capital gains. The Fund must use any post 2010-losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital gains that are offset by carried forward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Table 9. Capital Loss Carryover

	Total Capital Loss Carryovers	Amount Expiring in
Fund		2015	2016	2017	2018	2019	2020	2021	2022	Short-term*	Long-term*
For funds with fiscal period ending January 31
Columbia Capital Allocation Aggressive Portfolio	$62,598,952	$0	$0	$6,629,032	$28,221,611	$8,579,032	$0	$64,863		$5,580,893	$13,523,521
Columbia Capital Allocation Conservative Portfolio	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Columbia Capital Allocation Moderate Portfolio	$25,255,182	$0	$0	$0	$21,707,536	$3,513,506	$0	$34,140		$0	$0
Columbia Income Builder Fund	$89,010,344	$0	$0	$76,275,181	$11,352,492	$1,382,671	$0	$0		$0	$0
Columbia Portfolio Builder Moderate Aggressive	$88,591,930	$0	$0	$4,898,399	$57,879,727	$14,203,326	$0	$190,234		$9,228,754	$2,191,490
Columbia Portfolio Builder Moderate Conservative	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
For funds with fiscal period ending February 29
Columbia Equity Value(a)	$66,386,738	$0	$0	$9,606,310	$56,780,428	$0	$0	$0		$0	$0
For funds with fiscal period ending April 30
Columbia Recovery and Infrastructure	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0

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	Total Capital Loss Carryovers	Amount Expiring in
Fund		2015	2016	2017	2018	2019	2020	2021	2022	Short-term*	Long-term*
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	$241,740	$0	$0	$0	$0	$0	$0	$0		$241,740	$0
Columbia Absolute Return Enhanced Multi-Strategy	$672,989	$0	$0	$0	$0	$0	$0	$0		$672,989	$0
Columbia Absolute Return Multi-Strategy	$601,212	$0	$0	$0	$0	$0	$0	$0		$601,212	$0
Columbia Active Portfolios – Diversified Equity Income(b)	$1,772,649	$0	$0	$0	$0	$0	$0	$0		$1,772,649	$0
Columbia Commodity Strategy(c)	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Columbia Diversified Equity Income(d)	$790,622,632	$0	$0	$0	$790,622,632	$0	$0	$0		$0	$0
Columbia Dividend Opportunity(e)	$244,391,130	$0	$0	$36,972,874	$165,774,622	$0	$0	$0		$29,857,336	$11,786,298
Columbia Flexible Capital Income(c)	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Columbia High Yield Bond	$215,561,797	$0	$4,272,668	$156,156,882	$55,132,247	$0	$0	$0		$0	$0
Columbia Mid Cap Value Opportunity(d)	$347,700,237	$0	$0	$36,421,936	$311,278,301	$0	$0	$0		$0	$0
Columbia Multi-Advisor Small Cap Value	$9,922,994	$0	$0	$0	$9,922,994	$0	$0	$0		$0	$0
Columbia Select Large-Cap Value(f)	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Columbia Select Smaller-Cap Value(f)	$142,290,291	$0	$106,385,668	$35,904,623	$0	$0	$0	$0		$0	$0
Columbia Seligman Communications and Information(f)	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Columbia U.S. Government Mortgage	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
For funds with fiscal period ending July 31
Columbia AMT-Free Tax-Exempt Bond(g)	$5,891,292	$0	$0	$5,891,292	$0	$0	$0	$0		$0	$0
Columbia Floating Rate	$70,322,212	$0	$1,957,317	$29,093,899	$35,398,330	$0	$0	$0		$3,872,666	$0
Columbia Global Opportunities(h)	$335,366,278	$0	$0	$0	$314,158,256	$21,208,022	$0	$0		$0	$0
Columbia Income Opportunities	$108,376,286	$0	$26,302,163	$82,074,123	$0	$0	$0	$0		$0	$0
Columbia Inflation Protected Securities	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Columbia Large Core Quantitative	$2,068,238,393	$0	$94,158,232	$1,377,004,445	$597,075,716	$0	$0	$0		$0	$0
Columbia Large Growth Quantitative(h)	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Columbia Large Value Quantitative(h)	$59,891,132	$0	$4,420,873	$55,470,259	$0	$0	$0	$0		$0	$0
Columbia Limited Duration Credit	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Columbia Minnesota Tax-Exempt(i)	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Columbia Money Market	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0

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	Total Capital Loss Carryovers	Amount Expiring in
Fund		2015	2016	2017	2018	2019	2020	2021	2022	Short-term*	Long-term*
For funds with fiscal period ending August 31
Columbia Diversified Bond	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Columbia Frontier(j)	$17,133,916	$0	$0	$2,188,141	$14,945,775	$0	$0	$0		$0	$0
Columbia Marsico Flexible Capital	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Asia Pacific ex-Japan	$44,721,458	$0	$0	$0	$0	$0	$0	$0	$0	$24,279,438	$20,442,020
Columbia Emerging Markets Bond	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Emerging Markets Opportunity	$32,846,119	$0	$0	$0	$0	$0	$0	$0	$0	$18,236,033	$14,610,086
Columbia European Equity	$26,922,729	$0	$4,272,956	$18,724,480	$0	$0	$0	$0	$0	$3,925,293	$0
Columbia Global Bond	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Global Equity	$183,427,484	$939,646	$39,197,208	$125,704,676	$1,645,663	$13,445,692	$0	$0	$0	$1,351,530	$1,143,069
Columbia Multi-Advisor International Value	$344,010,630	$0	$0	$320,913,280	$2,168,950	$0	$0	$0	$0	$8,322,535	$12,605,865
Columbia Seligman Global Technology	$14,381,441	$0	$9,154,318	$5,227,123	$0	$0	$0	$0	$0	$0	$0
For funds with fiscal period ending November 30
Columbia Government Money Market	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Columbia Mid Cap Growth Opportunity	$84,899,941	$0	$0	$0	$0	$53,461,519	$31,438,422	$0		$0	$0

*	Not subject to expiration.

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The information shown is for the fiscal period from April 1, 2011 to Feb. 29, 2012.

(b)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(d)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012.

(e)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012.

(g)	The fund changed its fiscal year end in 2012 from Nov. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Dec. 1, 2011 to July 31, 2012.

(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012.

(i)	The fund changed its fiscal year end in 2012 from Aug. 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from Sept. 1, 2011 to July 31, 2012.

(j)	The fund changed its fiscal year end in 2012 from Oct. 31 to Aug. 31. For the fiscal year ended 2012, the information shown is for the period from Nov. 1, 2011 to Aug. 31, 2012.

Statement of Additional Information – February 28, 2013	Page 79

Taxes

Subchapter M Compliance

Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. Each fund intends to maintain its qualification as a regulated investment company by meeting certain requirements relating to distributions, source of income, and asset diversification. Distribution requirements include distributing at least 90% of the fund’s investment company taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to fund shareholders each taxable year. The source of income rules require that at least 90% of the fund’s gross income be derived from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (subject to certain limitations), and certain other income derived with respect to its business of investing in stock, securities or currencies, and net income from certain interests in qualified publicly traded partnerships. Asset diversification requirements are met when the fund owns, at the end of each quarter of its taxable year, a portfolio, 50% of which includes cash and cash items, U.S. government securities, securities of other regulated investment companies and, securities of other issuers in which the fund has not invested more than 5% of the value of the fund’s assets (or 10% of the value of the outstanding voting securities of any one issuer). Also, no more than 25% of the fund’s assets may be invested in the securities of any one issuer or two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses (excepting U.S. government securities and securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. This is a simplified description of the relevant laws.

If the fund fails to qualify as a regulated investment company under Subchapter M, the fund would be taxed as a corporation on the entire amount of its taxable income (including its capital gain) without a dividends paid deduction. Also, “all of” a shareholder’s distributions would generally be taxable to shareholders as qualified dividend income (QDI) (or could be treated as a return of capital, if there weren’t sufficient earnings and profits) and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The fund intends to distribute sufficient dividends within each calendar year, as well as on a fiscal year basis, to avoid income and excise taxes.

A fund may be subject to U.S. taxes resulting from holdings in passive foreign investment companies (PFIC). To avoid unfavorable tax consequences, a fund may make an election to mark to market its PFIC investments. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund’s total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service (IRS) under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders’ federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

A fund may use equalization payments to satisfy its requirement to make distributions of net investment income and capital gain net income. Equalization payments occur when a fund allocates a portion of its net investment income and realized capital gain net income to redemptions of fund shares. These payments reduce the amount of taxable distributions paid to shareholders. The IRS has not issued any guidance concerning the methods used to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a fund is using an improper method of allocation for these purposes, the fund may be liable for additional federal income tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

See Appendix B for more information regarding state tax-exempt funds.

Statement of Additional Information – February 28, 2013	Page 80

The Subsidiary

Columbia Commodity Strategy Fund (for purposes of this section, the “Fund”) intends to invest a portion of its assets in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”), which will be classified as a corporation for U.S. federal tax purposes. Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income tax unless it is deemed to be engaged in a United States trade or business. The Subsidiary intends to conduct its activities in a manner that is expected to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities for its own account without being deemed to be engaged in a United States trade or business. However, if certain of the Subsidiary’s activities were deemed not to be of the type described in the safe harbor, the activities of the Subsidiary may constitute a United States trade or business.

Even if the Subsidiary is not engaged in a United States trade or business, it may be subject to a U.S. withholding tax at a rate of 30% on all or a portion of its United States source gross income that is not effectively connected with a United States trade or business.

The Subsidiary will be treated as a controlled foreign corporation (a “CFC”). The Fund will be treated as a “U.S. Shareholder” of the Subsidiary. As a result, the Fund will be required to include in its gross income all of the Subsidiary’s “subpart F income”. It is expected that all of the Subsidiary’s income will be “subpart F income”. “Subpart F income” is generally treated as ordinary income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income of the Fund. The recognition by the Fund of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will not be taxable to the extent of its previously undistributed “subpart F income”, and will reduce the Fund’s tax basis in the subsidiary.

Exchanges, Purchases and Sales

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2013 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. As of December 19, 2012, such rate was scheduled to increase to 20% for taxable years beginning on or after January 1, 2013, unless Congress enacted legislation providing otherwise. As of December 19, 2012, it was unclear whether Congress would extend the pre-2013 reduced rate to taxable years beginning on or after January 1, 2013 or otherwise modify the scheduled post-2012 rates. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it does not exceed the long-term capital gain distribution.

A capital loss on a sale or redemption of a security in a nonqualified account may be disallowed for tax purposes if the same or a substantially identical security is purchased or acquired (including shares acquired through dividend reinvestment) within 30 days before or after the date of the loss transaction. This is called a wash sale. When a wash sale occurs, the loss is disallowed to the extent of shares repurchased, and the cost basis on the security acquired is increased by the amount of the loss that is disallowed. The loss is disallowed in a nonqualified account whether the purchase is in a nonqualified account or in an IRA or Roth IRA, however, an individual’s cost basis in an IRA or Roth IRA is not increased due to the wash sale rules. The wash sale rules apply only to capital losses. Sales of securities that result in capital gains are generally recognized when incurred.

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of an equity fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 – $1,000.00), you have a $157.50 gain ($1,100.00 – $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

Statement of Additional Information – February 28, 2013	Page 81

The following paragraphs provide information based on a fund’s investment category. You can find your fund’s investment category in Table 1.

For State Tax-Exempt Fixed Income and Tax-Exempt Fixed Income Funds, all distributions of net investment income during the fund’s fiscal year will have the same percentage designated as tax-exempt. This percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

For Alternative, Equity, Flexible, Funds-of-Funds, Taxable Money Market and Taxable Fixed Income Funds, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. See wash sale discussion above. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Distributions

Dividends

Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund’s dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction are shown in the following table.

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2012. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred’s dividends).

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table  1.

Table 10. Corporate Deduction and Qualified Dividend Income

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For funds with fiscal period ending January 31
Columbia Capital Allocation Aggressive Portfolio	47.05%	69.05%
Columbia Capital Allocation Conservative Portfolio	8.73	11.03
Columbia Capital Allocation Moderate Portfolio	18.54	26.25
Columbia Income Builder Fund	14.93	17.56
Columbia Portfolio Builder Moderate Aggressive	30.22	42.34
Columbia Portfolio Builder Moderate Conservative	13.24	17.74
For funds with fiscal period ending February 29
Columbia Equity Value(a)	100.00	100.00
For funds with fiscal period ending April 30
Columbia Recovery and Infrastructure	100.00	100.00

Statement of Additional Information – February 28, 2013	Page 82

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	0%	0%
Columbia Absolute Return Enhanced Multi-Strategy	31.88	35.59
Columbia Absolute Return Multi-Strategy	0	0
Columbia Active Portfolios – Diversified Equity Income(b)	0	0
Columbia Commodity Strategy(c)	0	0
Columbia Diversified Equity Income(d)	96.74	100.00
Columbia Dividend Opportunity(e)	70.97	85.94
Columbia Flexible Capital Income(c)	40.40	42.33
Columbia High Yield Bond	0	0
Columbia Mid Cap Value Opportunity(d)	100.00	100.00
Columbia Multi-Advisor Small Cap Value	0	0
Columbia Select Large-Cap Value(f)	0	0
Columbia Select Smaller-Cap Value(f)	0	0
Columbia Seligman Communications and Information(f)	0	0
Columbia U.S. Government Mortgage	0	0
For funds with fiscal period ending July 31
Columbia AMT-Free Tax-Exempt Bond(g)	0	0
Columbia Global Opportunities(h)	31.94	43.16
Columbia Floating Rate	0.42	5.76
Columbia Income Opportunities	0	0
Columbia Inflation Protected Securities	0.03	0.03
Columbia Large Core Quantitative	100.00	100.00
Columbia Large Growth Quantitative(h)	100.00	93.00
Columbia Large Value Quantitative(h)	99.64	98.05
Columbia Limited Duration Credit	0	0
Columbia Minnesota Tax-Exempt(i)	0	0
Columbia Money Market	0	0
For funds with fiscal period ending August 31
Columbia Diversified Bond	0.38	0.38
Columbia Frontier	0	0
Columbia Marsico Flexible Capital	100.00	100.00
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	0	0
Columbia Asia Pacific ex-Japan	0	63.12
Columbia Emerging Markets Bond	0	0
Columbia Emerging Markets Opportunity	3.25	100
Columbia European Equity	0.16	96.35
Columbia Global Bond	0	0
Columbia Global Equity	85.88	100
Columbia Multi-Advisor International Value	0	100
Columbia Seligman Global Technology	0	0
For funds with fiscal period ending November 30
Columbia Government Money Market	0	0
Columbia Mid Cap Growth Opportunity	0	0

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The information shown is for the period from April 1, 2011 to Feb. 29, 2012.

(b)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

Statement of Additional Information – February 28, 2013	Page 83

(d)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2012 to May 31, 2012.

(e)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012.

(g)	The fund changed its fiscal year end in 2012 from Nov. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Dec. 1, 2011 to July 31, 2012.

(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012.

(i)	The fund changed its fiscal year end in 2012 from Aug. 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from Sept. 1, 2011 to July 31, 2012.

Cost Basis Reporting

Historically, the fund’s have been required to report to you and the IRS only gross proceeds on sales, redemptions or exchanges of fund shares. The funds are subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require a fund (or your selling agent, if you hold fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for fund shares held in a retirement or other tax-advantaged account. With respect to fund shares in accounts held directly with a fund, the fund will calculate and report cost basis using the fund’s default method of average cost, unless you instruct the fund to use a different calculation method. The funds will not report cost basis for shares whose cost basis is uncertain or unknown to the fund. Please see www.columbiamanagement.com or contact the funds at 800-345-6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The funds do not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

Capital Gains Distributions

Capital gain distributions, if any, received by shareholders (in cash or invested in additional shares) should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Individual shareholders will be subject to federal income tax on distributions of net capital gains generally at a maximum rate of 15% if designated as derived from a fund’s capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2013. As of December 19, 2012, such rate was scheduled to increase to 20% for taxable years beginning on or after January 1, 2013, unless Congress enacted legislation providing otherwise. As of December 19, 2012, it was unclear whether Congress would extend the pre-2013 reduced rate to taxable years beginning on or after January 1, 2013 or otherwise modify the scheduled post-2012 rates. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary or capital gains or losses. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Statement of Additional Information – February 28, 2013	Page 84

Return of Capital

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received.

If a fund’s distributions exceed its current and accumulated earnings and profits, that portion of the fund’s distributions will be treated as a return of capital to its shareholders. A return of capital is a return of a portion of the shareholder’s original investment. A return of capital will generally not be taxable, however, any amounts received in excess of a shareholder’s tax basis are treated as capital gain. Forms 1099 will be sent to shareholders to report any return of capital.

Backup Withholding

Unless a shareholder provides a certified taxpayer identification number (social security number for individuals) on the account application or other document and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the IRS backup withholding at a specified percentage (as discussed below) on taxable and exempt-interest dividends and redemptions. Shareholders should be aware that, under regulations promulgated by the IRS, a fund may be fined for each account for which a certified taxpayer identification number (social security number for individuals) is not provided. The backup withholding rate was 28% for amounts distributed or paid on or before December 31, 2012. As of December 19, 2012, the backup withholding rate was scheduled to increase to 31% for amounts distributed or paid after December 31, 2012, unless Congress enacted legislation providing otherwise. As of December 19, 2012, it was unclear whether Congress would extend the reduced (28%) backup withholding rate to amounts distributed or paid after December 31, 2012 or otherwise modify the scheduled (31%) backup withholding rate for such amounts distributed or paid after December 31, 2012. Please consult your tax adviser for further information concerning the backup withholding rate currently applicable to you.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income and qualified dividends paid to such foreign shareholders generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper documentation related to their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Statement of Additional Information – February 28, 2013	Page 85

Unrelated Business Taxable Income

Generally, an exempt organization is exempt from U.S. Federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by “acquisition indebtedness” during the relevant period of time. Tax-exempt U.S. investors will not incur UBTI as a result of leveraged investment activities on the part of a fund, although a tax-exempt investor may incur UBTI if it borrows to acquire shares. Tax-exempt U.S. investors may be subject to UBTI on excess inclusion income allocated to such investor as a result of an investment by a fund in certain real estate investment trusts. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. Federal tax consequences of an investment in a fund.

Service Providers

INVESTMENT MANAGEMENT SERVICES

Columbia Management Investment Advisers, LLC is the investment manager for each fund. Under the Investment Management Services Agreements, the investment manager, subject to the policies set by the Board, provides investment management services to the funds.

For its services, the investment manager is paid a monthly fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

Table 11. Investment Management Services Agreement Fee Schedule

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*
Columbia Absolute Return Currency	First $1.0	0.890%	0.890%
and Income	Next $1.0	0.865%
	Next $1.0	0.840%
	Next $3.0	0.815%
	Next $1.5	0.790%
	Next $1.5	0.775%
	Next $1.0	0.770%
	Next $5.0	0.760%
	Next $5.0	0.750%
	Next $4.0	0.740%
	Next $26.0	0.720%
	Over $50.0	0.700%

Columbia Absolute Return Emerging Markets	First $0.5	0.920%	0.920%
Macro Fund	Next $0.5	0.875%
Columbia Absolute Return Enhanced	Next $2.0	0.850%
Multi-Strategy Fund	Next $3.0	0.830%
	Over $6.0	0.800%
Columbia Absolute Return Multi-Strategy Fund	First $0.5	0.820%	0.820%
	Next $0.5	0.775%
	Next $2.0	0.750%
	Next $3.0	0.730%
	Over $6.0	0.700%
Columbia Active Portfolios – Diversified Equity Income	First $0.5	0.660%	0.650%(a)
	Next $0.5	0.615%
	Next $0.5	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Statement of Additional Information – February 28, 2013	Page 86

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*
Columbia AMT-Free Tax-Exempt Bond	First $1.0	0.410%	0.410%
	Next $1.0	0.385%
	Next $1.0	0.360%
	Next $3.0	0.335%
	Next $1.5	0.310%
	Next $2.5	0.300%
	Next $5.0	0.290%
	Next $9.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.250%
Columbia Asia Pacific ex-Japan	First $0.25	0.800%	0.790%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Columbia Commodity Strategy	First $0.5	0.550%	0.550%(k)
	Next $0.5	0.505%
	Next $2.0	0.480%
	Next $3.0	0.460%
	Over $6.0	0.440%

Columbia Diversified Bond	First $1.0	0.430%	0.410%
	Next $1.0	0.420%
	Next $4.0	0.400%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $3.0	0.360%
	Next $8.0	0.350%
	Next $4.0	0.340%
	Next $26.0	0.320%
	Over $50.0	0.300%

Columbia Diversified Equity Income	First $0.50	0.660%	0.560%
	Next $0.50	0.615%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Columbia Dividend Opportunity	First $0.50	0.660%	Columbia Dividend Opportunity – 0.570%
Columbia Global Opportunities(b)	Next $0.50	0.615%	Columbia Global Opportunities – 0.640%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Columbia Emerging Markets Bond	First $0.50	0.530%	0.530%
	Next $0.50	0.525%
	Next $1.0	0.515%
	Next $1.0	0.495%
	Next $3.0	0.480%
	Next $1.5	0.455%
	Next $1.5	0.440%
	Next $1.0	0.431%
	Next $5.0	0.419%
	Next $5.0	0.409%
	Next $4.0	0.393%
	Next $26.0	0.374%
	Over $50.0	0.353%

Statement of Additional Information – February 28, 2013	Page 87

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*

Columbia Emerging Markets	First $0.25	1.100%	1.090%
Opportunity	Next $0.25	1.080%
	Next $0.25	1.060%
	Next $0.25	1.040%
	Next $1.0	1.020%
	Next $5.5	1.000%
	Next $2.5	0.985%
	Next $5.0	0.970%
	Net $5.0	0.960%
	Next $4.0	0.935%
	Next $26.0	0.920%
	Over $50.0	0.900%
Columbia Equity Value(c)	First $0.50	0.660%	0.640%
	Next $0.50	0.615%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Columbia European Equity	First $0.25	0.800%	0.790%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Columbia Flexible Capital Income	First $0.5	0.590%	0.590%(d)
	Next $0.5	0.575%
	Next $2.0	0.560%
	Next $3.0	0.530%
	Over $6.0	0.500%

Columbia Floating Rate	First $0.25	0.590%	Columbia Floating Rate – 0.580%
Columbia High Yield Bond(e)	Next $0.25	0.575%	Columbia High Yield Bond – 0.570%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Columbia Frontier	First $0.50	0.790%	0.790%
	Next $0.50	0.745%
	Over $1.0	0.700%

Columbia Global Bond	First $1.0	0.570%	0.570%
	Next $1.0	0.525%
	Next $1.0	0.520%
	Next $3.0	0.515%
	Next $1.5	0.510%
	Next $4.5	0.500%
	Next $8.0	0.490%
	Next $30.0	0.480%
	Over $50.0	0.470%

Statement of Additional Information – February 28, 2013	Page 88

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*

Columbia Global Equity	First $0.25	0.800%	0.790%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $6.0	0.620%
	Next $8.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%
Columbia Government Money Market	First $1.0	0.330%	Columbia Government Money Market – 0.330%
Columbia Money Market	Next $0.5	0.313%	Columbia Money Market – 0.320%
	Next $0.5	0.295%
	Next $0.5	0.278%
	Next $2.5	0.260%
	Next $1.0	0.240%
	Next $1.5	0.220%
	Next $1.5	0.215%
	Next $1.0	0.190%
	Next $5.0	0.180%
	Next $5.0	0.170%
	Next $4.0	0.160%
	Over $24.0	0.150%

Columbia Capital Allocation Aggressive Portfolio	N/A	N/A	N/A
Columbia Capital Allocation Conservative Portfolio
Columbia Capital Allocation Moderate Portfolio
Columbia Income Builder Fund
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative

Columbia Income Opportunities	First $0.25	0.590%	0.560%
	Next $0.25	0.575%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Columbia Inflation Protected	First $1.0	0.440%	0.440%
Securities	Next $1.0	0.415%
	Next $1.0	0.390%
	Next $3.0	0.365%
	Next $1.5	0.340%
	Next $1.5	0.325%
	Next $1.0	0.320%
	Next $5.0	0.310%
	Next $5.0	0.300%
	Next $4.0	0.290%
	Next $26.0	0.270%
	Over $50.0	0.250%

Statement of Additional Information – February 28, 2013	Page 89

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*

Columbia Large Core Quantitative	First $0.50	0.690%	Columbia Large Core Quantitative – 0.610%
Columbia Large Growth Quantitative	Next $0.50	0.645%	Columbia Large Growth Quantitative – 0.680%
Columbia Large Value Quantitative	Next $0.50	0.600%	Columbia Large Value Quantitative – 0.690%
	Next $1.5	0.550%
	Next $3.0	0.540%
	Over $6.0	0.520%
Columbia Limited Duration Credit	First $1.0	0.360%	0.360%
	Next $1.0	0.355%
	Next $1.0	0.350%
	Next $3.0	0.345%
	Next $1.5	0.330%
	Next $1.5	0.315%
	Next $1.0	0.310%
	Next $5.0	0.300%
	Next $5.0	0.290%
	Next $4.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.240%

Columbia Marsico Flexible Capital	First $0.5	0.890%	0.890%
	Next $0.5	0.840%
	Next $2.0	0.790%
	Next $3.0	0.770%
	Over $6.0	0.750%

Columbia Mid Cap Growth Opportunity(f)	First $0.5	0.760%	Columbia Mid Cap Growth Opportunity – 0.710%
Columbia Mid Cap Value Opportunity	Next $0.5	0.715%	Columbia Mid Cap Value Opportunity – 0.700%
	Next $0.5	0.670%
	Over $1.5	0.620%

Columbia Minnesota Tax-Exempt	First $0.5	0.400%	0.400%
	Next $0.5	0.350%
	Next $2.0	0.320%
	Next $3.0	0.290%
	Next $1.5	0.280%
	Over $7.5	0.270%

Columbia Multi-Advisor International	First $0.25	0.900%	0.900%
Value	Next $0.25	0.875%
	Next $0.25	0.850%
	Next $0.25	0.825%
	Next $1.0	0.800%
	Over $2.0	0.775%

Columbia Multi-Advisor Small Cap	First $0.25	0.970%	0.970%
Value	Next $0.25	0.945%
	Next $0.25	0.920%
	Next $0.25	0.895%
	Over $1.0	0.870%

Columbia Recovery and Infrastructure	First $1.0	0.650%	0.670%
	Next $1.0	0.600%
	Next $4.0	0.550%
	Over $6.0	0.500%

Columbia Select Large-Cap Value	First $0.5	0.710%	0.710%
	Next $0.5	0.660%
	Next $2.0	0.565%
	Next $3.0	0.560%
	Over $6.0	0.540%

Columbia Select Smaller-Cap Value	First $0.5	0.790%	0.790%
	Next $0.5	0.745%
	Over $1.0	0.700%

Columbia Seligman Communications	First $3.0	0.855%	0.850%
and Information	Next $3.0	0.825%
	Over $6.0	0.725%

Statement of Additional Information – February 28, 2013	Page 90

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*

Columbia Seligman Global Technology	First $3.0	0.855%	0.855%
	Next $3.0	0.825%
	Over $6.0	0.725%
Columbia U.S. Government Mortgage(l)	First $1.0	0.430%	0.430%
	Next $1.0	0.420%
	Next $4.0	0.400%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $3.0	0.360%
	Next $8.0	0.350%
	Next $4.0	0.340%
	Next $26.0	0.320%
	Over $50.0	0.300%

*	The fee may include an adjustment under the terms of a performance incentive adjustment (see Table 13).

(a)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(b)	This fee applies to assets invested in securities, other than underlying funds (including any exchange-traded funds (ETFs)) that pay an investment management services fee to Columbia Management, including other funds advised by the investment manager that do not pay an investment management services fee, derivatives and individual securities. The fund does not pay an investment management services fee on assets that are invested in underlying funds, including any ETFs, that pay an investment management services fee to Columbia Management.

(c)	Prior to June 1, 2011, the investment manager received an annual fee ranging from 0.530% to 0.400% as assets increased.

(d)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(e)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.590% to 0.360% as assets increased.

(f)	Prior to April 1, 2011, the investment manager received an annual fee ranging from 0.700% to 0.475% as assets increased.

Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund’s participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.

For certain Equity and Flexible Funds noted in Table 12, before the fee based on the asset charge is paid, it is adjusted for the fund’s investment performance relative to a Performance Incentive Adjustment Index (PIA Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 12. PIA Indexes

Fund	PIA Index	Fee Increase or (Decrease)
Fiscal year ending February 29
Columbia Equity Value(a)	Lipper Large-Cap Value Funds Index	$100,425
Fiscal year ending April 30
Columbia Recovery and Infrastructure(b)	S&P 500 Index	146,967
Fiscal year ending May 31
Columbia Dividend Opportunity(b)	Lipper Equity Income Funds Index	167,221
Columbia Multi-Advisor Small Cap Value(b)	Lipper Small-Cap Value Funds Index	8,597
Fiscal year ending November 30
Columbia Mid Cap Growth Opportunity(c)	Lipper Mid-Cap Growth Funds Index	(158,921)

(a)	Effective June 1, 2011, the management fee will no longer be adjusted for investment performance relative to the PIA Index. The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The amount shown is for the period from April 1, 2011 to May 31, 2011.

(b)	Effective July 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.

(c)	Effective April 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.

The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one

Statement of Additional Information – February 28, 2013	Page 91

Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 12-month period, except for Columbia Recovery and Infrastructure, which is a 36-month period, (Comparison Period) or Transition Period, (defined below) and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month. The table is organized by fund category. You can find your fund’s category in Table 1.

Table 13. Performance Incentive Adjustment Calculation

Equity Funds		Flexible Funds
Performance Difference	Adjustment Rate	Performance Difference	Adjustment Rate
0.00% – 0.50%	0	0.00% – 0.50%	0
0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)
1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)
2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	2.00% – 3.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 8 basis points if a 3% performance difference)
4.00% –6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	3.00% or more	8 basis points
6.00% or more	12 basis points	N/A

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund’s Class A performance exceeds that of the PIA Index, the fee paid to the investment manager will increase. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares, the fee paid to the investment manager will decrease. The Comparison Period or Transition Period rolls over with each succeeding month, so that it always equals 12 months (or 36 months for Columbia Recovery and Infrastructure), ending with the month for which the performance adjustment is being computed.

Transition Period

The performance incentive adjustment will not be calculated for the first 6 months from the inception of the fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take affect.

For Columbia Recovery and Infrastructure:

The performance incentive adjustment will not be calculated for the first 24 months from the inception of the fund. After 24 full calendar months, the performance fee adjustment will be determined using the average assets and Performance Difference over the first 24 full calendar months, and the Adjustment Rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 36 full calendar months, the full rolling 36-month period will take affect.

Change in Index

If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it

Statement of Additional Information – February 28, 2013	Page 92

deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change in the PIA Index, a fund’s performance will be compared to a 12-month (or 36-month, as applicable) blended index return that reflects the performance of the current index for the portion of the 12-month (or 36-month, as applicable) performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

In September 2010 the Board approved, an amended investment management services agreement (“IMSA”) that would include elimination of the PIA. Effective October 1, 2010 for Columbia Asia Pacific ex-Japan Fund, Columbia Mid Cap Growth Opportunity Fund and Columbia Multi-Advisor International Value Fund, the investment manager has agreed that for a transitional period of 6 months each fund will compensate the investment manager at the lower of: (i) the fee calculated under the proposed IMSA (i.e., without the PIA), or (ii) the fee calculated under the current IMSA (including any applicable negative PIA).

The IMSA proposal was approved by fund shareholders at a shareholder meeting held Feb. 15, 2011. More information about the IMSA proposal is available in proxy materials distributed to shareholders in early 2011. The IMSA proposal was effective in March 2011.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 14. Management Fees and Nonadvisory Expenses

	Management Fees			Nonadvisory expenses
Fund	2012	2011	2010	2012	2011	2010
For funds with fiscal period ending January 31
Columbia Capital Allocation Aggressive Portfolio	N/A	N/A	N/A	$187,582	$257,965	$107,162
Columbia Capital Allocation Conservative Portfolio	N/A	N/A	N/A	259,601	204,471	151,416
Columbia Capital Allocation Moderate Portfolio	N/A	N/A	N/A	284,421	322,390	272,479
Columbia Income Builder Fund	N/A	N/A	N/A	246,586	160,083	101,055
Columbia Portfolio Builder Moderate Aggressive	N/A	N/A	N/A	266,332	325,129	290,338
Columbia Portfolio Builder Moderate Conservative	N/A	N/A	N/A	197,902	230,808	164,289
For funds with fiscal period ending February 29
Columbia Equity Value(a)	$4,027,256	$3,875,718	$3,406,527	(325,308)	389,956	309,679
For funds with fiscal period ending April 30
Columbia Recovery and Infrastructure	5,828,719	4,444,701	2,163,593	435,097	324,838	232,888

Statement of Additional Information – February 28, 2013	Page 93

	Management Fees					Nonadvisory expenses
Fund	2012		2011		2010	2012		2011	2010
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	$1,112,877		$25,529	(b)	N/A	$(64,745)		$4,374 (b)	N/A
Columbia Absolute Return Enhanced Multi-Strategy	930,540		48,843	(c)	N/A	210,220		8,497 (c)	N/A
Columbia Absolute Return Multi-Strategy	1,466,719		71,189	(c)	N/A	567,678		28,272 (c)	N/A
Columbia Active Portfolios – Diversified Equity Income	395,908	(d)	N/A		N/A	(74,922	)(d)	N/A	N/A
Columbia Commodity Strategy	74,158	(e)	N/A		N/A	9,781	(e)	N/A	N/A
Columbia Diversified Equity Income(f)	13,796,950		27,693,306		$27,123,619	585,438		1,107,764	$942,822
Columbia Dividend Opportunity(g)	16,009,390		11,101,095		8,065,963	866,326		461,649	(91,086)
Columbia Flexible Capital Income	218,848	(e)	N/A		N/A	15,603	(e)	N/A	N/A
Columbia High Yield Bond	9,145,657		10,353,350		9,691,900	(172,238)		354,534	(400,525)
Columbia Mid Cap Value Opportunity(h)	8,196,564		16,135,473		14,465,693	(383,798)		660,364	480,913
Columbia Multi-Advisor Small Cap Value	3,484,297		4,151,219		3,968,159	(374,521)		(300,784)	(684,318)
Columbia Select Large-Cap Value(i)	1,551,906		2,692,204		1,486,938	23,158		207,334	355,259
Columbia Select Smaller-Cap Value(j)	1,331,671		3,665,260		3,887,422	64,392		(4,165)	(1,052,710)
Columbia Seligman Communications and Information(k)	13,901,752		32,882,730		31,300,872	611,949		1,163,416	1,980,670
Columbia U.S. Government Mortgage	5,437,912		1,510,695		1,247,010	(172,738)		(194,816)	(256,078)
For funds with fiscal period ending July 31
Columbia AMT-Free Tax-Exempt Bond(l)	1,702,411		2,421,470		2,716,984	42,166		91,561	108,977
Columbia Floating Rate	2,840,938		3,094,169		2,466,113	218,878		303,937	226,409
Columbia Global Opportunities(p)	4,748,491		5,489,365		5,680,661	97,708		694,740	541,596
Columbia Income Opportunities	12,015,544		7,531,746		4,451,807	(1,077,828)		485,939	313,169
Columbia Inflation Protected Securities	2,240,623		2,373,468		2,886,405	(756,425)		(764,945)	(354,181)
Columbia Large Core Quantitative	20,202,631		23,367,407		21,017,705	(2,280,930)		(973,406)	(4,112,307)
Columbia Large Growth Quantitative(m)	3,294,337		4,402,170		4,488,490	(140,534)		337,290	239,308
Columbia Large Value Quantitative(n)	1,545,185		2,292,007		1,711,964	(264,333)		(86,029)	175,996
Columbia Limited Duration Credit	3,453,200		3,254,713		2,186,361	65,769		(229,794)	(272,368)
Columbia Minnesota Tax-Exempt(o)	1,561,158		1,445,485		1,360,384	12,598		51,734	44,953
Columbia Money Market	6,732,351		7,527,378		8,951,478	(11,754,142)		(10,704,885)	(13,410,378)
For funds with fiscal period ending August 31
Columbia Diversified Bond	17,426,317		21,890,643		19,593,287	(824,602)		(1,233,833)	(1,381,496)
Columbia Frontier(q)	485,995		1,069,553		884,356	8,395		(39,439)	(85,171)
Columbia Marsico Flexible Capital	1,514,125		753,659	(r)	N/A	195,675		325,319 (r)	N/A

Statement of Additional Information – February 28, 2013	Page 94

	Management Fees			Nonadvisory expenses
Fund	2012	2011	2010	2012	2011	2010
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$989,546	$1,609,568	$1,811,957	$(63,434)	$168,307	$198,087
Columbia Asia Pacific ex-Japan	3,339,296	3,996,198	1,639,719	418,947	548,218	432,652
Columbia Emerging Markets Bond	2,907,586	1,889,510	1,777,437	423,197	104,145	274,761
Columbia Emerging Markets Opportunity	4,500,786	6,593,921	6,678,651	536,672	918,001	1,214,163
Columbia European Equity	2,713,806	1,775,283	552,061	330,154	164,137	5,098
Columbia Global Bond	1,518,028	3,195,291	3,543,599	(150,590)	(228,752)	27,675
Columbia Global Equity	3,158,337	3,588,087	3,435,736	(176,862)	(105,625)	372,343
Columbia Multi-Advisor International Value	2,334,515	4,602,284	5,751,275	(476,657)	416,231	566,858
Columbia Seligman Global Technology	4,028,897	5,012,799	4,825,096	(63,401)	360,049	218,202
	2011	2010	2009	2011	2010	2009
For funds with fiscal period ending November 30
Columbia Government Money Market(s)	390,509	462,678	518,174	(514,966)	(651,865)	(1,105,030)
Columbia Mid Cap Growth Opportunity	7,100,416	6,667,459	4,488,355	36,908	305,174	281,069

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal years ended 2011 and 2012, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.
(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.
(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.
(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the management fees paid were $15,648,683 and the nonadvisory expenses were $1,037,819.
(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. For the fiscal year from July 1, 2008 to June 30, 2009, the management fees paid were $6,381,215 and the nonadvisory expenses were $(502,682).
(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the management fees paid were $9,896,881 and the nonadvisory expenses were $776,726.
(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the management fees paid were $1,486,938 and the nonadvisory expenses were $292,721.
(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the management fees paid were $1,687,329 and the nonadvisory expenses were $(186,016).
(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the management fees paid were $25,152,110 and the nonadvisory expenses were $1,991,333.
(l)	The fund changed its fiscal year end in 2012 from Nov. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Dec. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Dec. 1, 2010 to Nov. 30, 2011 and Dec. 1, 2009 to Nov. 30, 2010, respectively. For the fiscal year from Dec. 1, 2008 to Nov. 30, 2009, the management fees paid were $2,699,258 and the nonadvisory expenses were $48,345.
(m)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the management fees paid were $2,033,555 and the nonadvisory expenses were $214,462.

Statement of Additional Information – February 28, 2013	Page 95

(n)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the management fees paid were $661,677 and the nonadvisory expenses were $168,055.
(o)	The fund changed its fiscal year end in 2012 from Aug. 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from Sept. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Sept. 1, 2010 to Aug. 31, 2011 and Sept. 1, 2009 to Aug. 31, 2010, respectively. For the fiscal year from Sept. 1, 2008 to Aug. 31, 2009, the management fees paid were $1,230,393 and the nonadvisory expenses were $196,213.
(p)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the management fees paid were $6,604,411 and the nonadvisory expenses were $585,299.
(q)	The fund changed its fiscal year end in 2012 from Oct. 31 to Aug. 31. For the fiscal year ended 2012, the information shown is for the period from Nov. 1, 2011 to Aug. 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Nov. 1, 2010 to Oct. 31, 2011 and Nov. 1, 2009 to Oct. 31, 2010, respectively. For the fiscal year from Nov. 1, 2008 to Oct. 31, 2009, the management fees paid were $321,582 and the nonadvisory expenses were $(20,898).
(r)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.
(s)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. For the fiscal year ended 2011, the information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011. For fiscal years ended 2010 and 2009, the information shown is from Jan. 1, 2010 to Dec. 31, 2010 and Jan. 1, 2009 to Dec. 31, 2009, respectively.

Manager of Managers Exemption

The funds have received an order from the SEC that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For Columbia Seligman Communications and Information, if the fund were to seek to rely on the order, holders of a majority of the fund’s outstanding voting securities would need to approve operating the fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

Subadvisory Agreements

The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 15.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund’s investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund’s portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

Statement of Additional Information – February 28, 2013	Page 96

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 15. Subadvisers and Subadvisory Agreement Fee Schedules

Fund	Subadviser	Parent Company	Fee Schedule
For funds with fiscal period ending May 31
Columbia Commodity Strategy Fund	Threadneedle International Limited (Threadneedle) (effective July 28, 2011)	D	0.25% on all assets
Columbia Multi-Advisor Small Cap Value	Barrow, Hanley, Mewhinney & Strauss (BHMS)(a) (effective March 12, 2004)	A	1.00% on the first $10 million, reducing to 0.30% as assets increase
	Donald Smith & Co., Inc. (Donald Smith)(a) (effective March 12, 2004)	N/A	0.60% on the first $175 million, reducing to 0.55% as assets increase
	Metropolitan West Capital Management, LLC (MetWest Capital) (effective April 24, 2006)	B	0.50% on all assets
	Turner Investments, L.P. (Turner) (effective Feb. 19, 2010)	N/A	0.50% on the first $50 million, reducing to 0.35% as assets increase.(a)
For funds with fiscal period ending August 31
Columbia Marsico Flexible Capital Fund	Marsico Capital Management, LLC (Marsico Capital) (effective Sept. 22, 2010)	C	0.45% on all assets
For funds with fiscal period ending October 31
Columbia Asia Pacific ex-Japan	Threadneedle(b) (effective July 15, 2009)	D	0.45% on all assets
Columbia European Equity	Threadneedle(b) (effective July 9, 2004)	D	0.35% on all assets
Columbia Global Equity	Threadneedle(b) (effective July 9, 2004)	D	0.35% on all as assets
Columbia Multi-Advisor International Value	Dimensional Fund Advisors, L.P. (DFA) (effective Nov. 16, 2011)	E	0.21% on all assets
	Mondrian Investment Partners Limited (Mondrian) (effective August 18, 2008)	N/A	0.70% on all assets

(a)	The fee is calculated based on the combined net assets subject to the subadviser’s investment management.

(b)	Threadneedle and Columbia WAM are affiliates of the investment manager as an indirect, wholly-owned subsidiary of Ameriprise Financial.

A –	BHMS is an independent-operating subsidiary of Old Mutual Asset Management.

B –	Metropolitan West Capital Management, LLC (MetWest Capital) is a subsidiary of Wells Fargo & Company and operates within its asset management division.

C –	Marsico Capital is an indirect subsidiary of Marsico Group, LLC, a Delaware Limited Liability Company.

D –	Threadneedle is an indirect wholly-owned subsidiary of Ameriprise Financial.

E –	Dimensional Fund Advisors, L.P. is controlled by its general partner, Dimensional Holdings, Inc., a Delaware Corporation.

Statement of Additional Information – February 28, 2013	Page 97

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table  1.

Table 16. Subadvisory Fees

		Subadvisory Fees Paid
Fund	Subadviser	2012		2011		2010
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	Former Subadviser: Threadneedle International Limited (from April 7, 2011 to April 20, 2012)	$630,149		$16,137	(a)	N/A
Columbia Commodity Strategy	Threadneedle	$33,640	(e)	N/A		N/A
Columbia Multi-Advisor	BHMS	435,194		528,823		$491,375
Small Cap Value	Donald Smith	564,151		655,916		587,548
	MetWest Capital	470,167		532,035		491,635
	Turner	306,122		316,205		89,142
	Former subadviser: Federated MDTA, LLC (from June 6, 2008 to Feb. 19, 2010)	N/A		N/A		325,109	(c)
For funds with fiscal period ending August 31
Columbia Marsico Flexible Capital	Marsico Capital	763,971		384,601	(d)	N/A
For funds with fiscal period ending October 31
Columbia Asia Pacific ex-Japan	Threadneedle	1,915,462		2,293,696		995,409
Columbia Emerging Markets Opportunity	Former subadviser: Threadneedle International Limited (from July 9, 2004 to Feb. 28, 2013)	2,062,094		2,641,329		2,539,990
Columbia European Equity	Threadneedle	1,199,249		765,931		247,803
Columbia Global Equity	Threadneedle	1,399,110		1,486,176		1,364,749
Columbia Multi-Advisor	DFA	237,891	(b)	N/A		N/A
International Value	Mondrian	402,208		681,170		737,673
	Former subadviser: Tradewinds Global Investors, LLC (from Aug. 18, 2008 to April 20, 2012)	284,650		697,515		936,676
	Former subadviser: AllianceBernstein L.P. (from Sept. 17, 2001 to Nov. 16, 2011)	20,517		900,799		1,603,210

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(b)	For the period from Nov. 16, 2011 to Oct. 31, 2012.
(c)	For the period from June 1, 2009 to Feb. 19, 2010.
(d)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.
(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

Statement of Additional Information – February 28, 2013	Page 98

Portfolio Managers. For funds other than money market funds, the following table provides information about the fund’s portfolio managers as of the end of the most recent fiscal period, unless otherwise noted. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 17. Portfolio Managers

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
For funds with fiscal period ending January 31
Columbia Capital Allocation Aggressive Portfolio	Jeffrey Knight(k)	3 other accounts	$1.38 million	None	None	(1)	(13)
	Melda Mergen	8 RICs 2 other accounts	$5.44 billion $0.33 million	None	None
	Anwiti Bahuguna	19 RICs 29 PIVs 17 other accounts	$6.70 billion $4.73 billion $223 million	None	None
	Marie Schofield	19 RICs 29 PIVs 17 other accounts	$6.70 billion $4.73 billion $223 million	None	None
	Beth Vanney	8 RICs 5 other accounts	$5.44 billion $0.38 million	1 other account ($0.18 M)	None
Columbia Capital Allocation Conservative Portfolio	Jeffrey Knight(k)	3 other accounts	$1.38 million	None	None	(1)	(13)
	Melda Mergen	8 RICs 2 other accounts	$5.68 billion $0.33 million	None	None
	Anwiti Bahuguna	19 RICs 29 PIVs 17 other accounts	$6.94 billion $4.73 billion $223 million	None	None
	Marie Schofield	19 RICs 29 PIVs 17 other accounts	$6.94 billion $4.73 billion $223 million	None	None
	Beth Vanney	8 RICs 5 other accounts	$5.68 billion $0.38 million	1 other account ($0.18 M)	None
Columbia Capital Allocation Moderate Portfolio	Jeffrey Knight(k)	3 other accounts	$1.38 million	None	None	(1)	(13)
	Melda Mergen	8 RICs 2 other accounts	$4.55 billion $0.33 million	None	None
	Anwiti Bahuguna	19 RICs 29 PIVs 17 other accounts	$5.81 billion $4.73 billion $223 million	None	None(d)
	Marie Schofield	19 RICs 29 PIVs 17 other accounts	$5.81 billion $4.73 billion $223 million	None	None
	Beth Vanney	8 RICs 5 other accounts	$4.55 billion $0.38 million	1 other account ($0.18 M)	None
Columbia Income Builder	Colin Lundgren	9 RICs 4 other accounts	$57.12 billion $126.20 million	None	None(i)	(4)	(13)
	Gene R. Tannuzzo	7 RICs 7 other accounts	$48.07 billion $26.01 million	None	$1 – $10,000(f)
Columbia Portfolio Builder Moderate Aggressive	Colin Moore	16 RICs 29 PIVs 21 other accounts	$8.35 billion $4.73 billion $239 million	None	None	(1)	(14)
	Melda Mergen	8 RICs 2 other accounts	$4.84 billion $0.33 million	None	None	(1)	(13)
	Anwiti Bahuguna	19 RICs 29 PIVs 17 other accounts	$6.10 billion $4.73 billion $223 million	None	None
	Marie Schofield	19 RICs 29 PIVs 17 other accounts	$6.10 billion $4.73 billion $223 million	None	None
	Beth Vanney	8 RICs 5 other accounts	$4.84 billion $0.38 million	1 other account ($0.18 M)	None

Statement of Additional Information – February 28, 2013	Page 99

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia Portfolio Builder Moderate Conservative	Colin Moore	16 RICs 29 PIVs 21 other accounts	$8.98 billion $4.73 billion $239 million	None	None	(1)	(14)
	Melda Mergen	8 RICs 2 other accounts	$5.46 billion $0.33 million	None	None	(1)	(13)
	Anwiti Bahuguna	19 RICs 29 PIVs 17 other accounts	$6.72 billion $4.73 billion $223 million	None	None
	Marie Schofield	19 RICs 29 PIVs 17 other accounts	$6.72 billion $4.73 billion $223 million	None	None
	Beth Vanney	8 RICs 5 other accounts	$5.46 billion $0.38 million	1 other account ($0.18 M)	None
For funds with fiscal period ending February 29
Columbia Equity Value	Steve Schroll	7 RICs 7 other accounts	$15.24 billion $3.15 million	None	$50,001 – $100,000	(2)	(13)
	Paul Stocking	7 RICs 10 other accounts	$15.24 billion $11.00 million	None	$100,001 – $500,000
For funds with fiscal period ending April 30
Columbia Recovery and Infrastructure	Warren Spitz	7 other accounts	$13.56 million	None	Over $1 million	(2)	(13)
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	Nicholas Pifer	9 RICs 14 other accounts	$5.84 billion $846 million	None	None	(2)	(13)
	Jim Carlene	2 RICs 8 other accounts	$839.37 million $14.89 million
Columbia Absolute Return Enhanced Multi- Strategy	Todd White	2 RICs 11 other accounts	$355.39 million $6.50 million	None	Over $1 million(j)	(2)	(13)
	Kent M. Peterson	2 RICs 7 other accounts	$355.39 million $901,000	None	None(f)
	Jeffrey Knight(k)	3 other accounts	$1.38 million	None	None
Columbia Absolute Return Multi-Strategy	Todd White	2 RICs 11 other accounts	$278.28 million $6.50 million	None	None	(2)	(13)
	Kent M. Peterson	2 RICs 7 other accounts	$278.28 million $0.90 million
	Jeffrey Knight(k)	3 other accounts	$1.38 million	None	None
Columbia Active Portfolios – Diversified Equity Income	Steve Schroll	13 RICs 13 other accounts	$14.82 billion $124.26 million	None	None	(2)	(13)
	Paul Stocking	13 RICs 19 other accounts	$14.82 billion $809.27 million
Columbia Commodity Strategy	Threadneedle:
	David Donora	1 PIV	$634.56 million	1 PIV ($634.56 M)	None(g)	(10)	(24)
	Nicolas Robin

Statement of Additional Information – February 28, 2013	Page 100

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia Diversified Equity Income	Steve Schroll	13 RICs 13 other accounts	$12.44 billion $124.26 million	None	$50,001- $100,000	(2)	(13)
	Paul Stocking	13 RICs 19 other accounts	$12.44 billion $809.27 million	None	$100,001- $500,000
Columbia Dividend Opportunity	Steve Schroll	13 RICs 13 other accounts	$11.50 billion $124.26 million	None	$100,001- $500,000(j)	(2)	(13)
	Paul Stocking	13 RICs 19 other accounts	$11.50 billion $809.27 million	None	$100,001- $500,000(j)
Columbia Flexible Capital Income	David King	6 RICs 16 other accounts	$6.73 billion $22.2 million	None	Over $1,000,000(f)	(2)	(13)
	Yan Jin	2 RICs 4 other accounts	$1.61 billion $0.80 million	None	None(f)
Columbia High Yield Bond	Jennifer Ponce de Leon	11 RICs 23 other accounts	$2.97 billion $2.40 billion	None	$100,001- $500,000(i)	(2)	(13)
	Brian Lavin	14 RICs 3 other accounts	$22.84 billion $1.61 million	None	None
Columbia Mid Cap Value Opportunity	Steve Schroll	13 RICs 13 other accounts	$13.79 billion $124.26 million	None	$50,001- $100,000	(2)	(13)
	Paul Stocking	13 RICs 19 other accounts	$13.79 billion $809.27 million	None	$100,001- $500,000
Columbia Multi-Advisor Small Cap Value	Donald Smith:
	Donald G. Smith	2 RICs 1 PIV 44 other accounts	$978.0 million $74.0 million $2.41 billion	1 RIC ($931 M); 1 other account ($84 M)	None	(6)	(16)
	Richard L. Greenberg
	BHMS:
	James S. McClure	4 RICs 1 PIV 18 other accounts	$849.4 million $6.3 million $872.6 million	None	None	(8)	(17)
	John P. Harloe
	MetWest Capital:
	Samir Sikka	3 RICs 2 PIVs 12 other accounts	$352.2 million $85.7 million $484.6 million	2 other accounts ($270.9 M)	None	(9)	(18)
	Turner:
	David Kovacs	1 RIC 5 PIVs 1 other account	$276.0 million $30.0 million $198.0 million	2 PIVs ($3 M)	None	(3)	(15)
Columbia Select Large-Cap Value	Neil Eigen	4 RICs 44 other accounts	$881.83 million $2.54 billion	None	$10,001- $50,000(j)	(2)	(13)
	Richard Rosen	4 RICs 13 other accounts	$881.83 million $138.41 million	None	None(i)
Columbia Select Smaller-Cap Value	Neil Eigen	4 RICs 44 other accounts	$982.68 million $2.54 billion	None	$10,001- $50,000(j)	(2)	(13)
	Richard Rosen	4 RICs 13 other accounts	$982.68 million $138.41 million	None	None(f)

Statement of Additional Information – February 28, 2013	Page 101

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia Seligman Communications and Information	Richard Parower	3 RICs 5 other accounts	$577.89 million $11.72 million	None	None	(2)	(20)
	Paul Wick	8 RICs 4 other accounts	$2.32 billion $427.99 million	None	Over $1 million(h)
	Vishal Saluja	5 RICs 7 other accounts	$831.98 $12.06 million	None	None(j)
	Sushil Wagle	1 other account	$422,000	None	None
	Ajay Diwan(e)	3 RICs 5 other accounts-	$806.95 million $0.65 million	None	None
Columbia U.S. Government Mortgage	Jason J. Callan	6 other accounts	$781,000	None	None(i)	(2)	(13)
	Tom Heuer	2 other accounts	$525,000	None	$10,001 – $50,000(i)
For funds with fiscal period ending July 31
Columbia AMT-Free Tax-Exempt Bond	Catherine Stienstra	5 RICs 6 other accounts	$1.44 billion $1.10 billion	None	None(f)	(2)	(13)
Columbia Floating Rate	Lynn Hopton	6 PIVs 13 other accounts	$2.27 billion $11.05 million	None	None	(2)	(19)
	Yvonne Stevens	11 PIVs 16 other accounts	$2.27 billion $9.27 million	None	None
	Steve Staver	8 other accounts	$2.77 million	None	None
	Ronald Launsbach	5 other accounts	$0.95 million	None	None
Columbia Global Opportunities	Anwiti Bahugana	19 RICs 21 PIVs 14 other accounts	$6.16 billion $3.34 billion $238 million	None	None	(2)	(13)
	Fred Copper	7 RICs 2 PIVs 6 other accounts	$1.34 billion $309 million $39.8 million	None	None
	Gene Tanuzzo	8 RICs 11 other accounts	$50.76 billion $1.14 billion	None	None
	Orhan Imer	3 RICs 7 other accounts	$917 million $0.50 million	None	None
	Jeffrey Knight(k)	3 other accounts	$1.38 million	None	None
Columbia Income Opportunities	Brian Lavin	13 RICs 3 other accounts	$19.96 billion $1.70 million	None	$50,001 – $100,000(f)	(2)	(13)
Columbia Inflation Protected Securities	Orhan Imer	3 RICs 7 other accounts	$1.28 billion $0.50 million	None	None	(2)	(13)
Columbia Large Core Quantitative	Brian M. Condon	9 RICs 9 PIVs 33 other accounts	$3.62 billion $812 million $3.3 billion	1 PIV ($22 M)	None(i)	(3)	(13)
	Oliver Buckley	8 RICs	$3.47 billion	None	None(d)
Columbia Large Growth Quantitative	Brian M. Condon	9 RICS 9 PIVs 33 other accounts	$6.45 billion $812 million $3.3 billion	1 PIV ($22 M)	$10,001 – $50,000(f)	(3)	(13)
	Oliver Buckley	8 RICs	$6.31 million	None	None(d)
Columbia Large Value Quantitative	Brian M. Condon	9 RICs 9 PIVs 33 other accounts	$6.76 billion $812 million $3.3 billion	1 PIV ($22 M)	$1 – $10,000(i)	(3)	(13)
	Oliver Buckley	8 RICs	$6.63 billion	None	None

Statement of Additional Information – February 28, 2013	Page 102

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia Limited Duration Credit	Tom Murphy	2 RICs 1 PIV 27 other accounts	$4.03 billion $9.5 million $2.19 billion	None	Over $1 million(j)	(2)	(13)
	Timothy J. Doubek	2 RICs 12 other accounts	$4.03 billion $1.41 billion	None	$100,001 – $500,000(i)
	Royce Wilson	1 RIC 2 other accounts	$2.59 billion $0.15 million	None	$10,001 – $50,000(f)
Columbia Minnesota Tax-Exempt	Catherine Stienstra	5 RICs 6 other accounts	$1.62 billion $1.10 billion	None	None	(2)	(13)
For funds with fiscal period ending August 31
Columbia Diversified Bond	Brian Lavin	14 RICs 4 other accounts	$22.59 billion $1.71 million	None	None	(2)	(13)
	Carl W. Pappo	4 RICs 3 other accounts	$10.09 billion $0.86 million	None	None
	Michael Zazzarino	4 RICs 2 PIVs 5 other accounts	$10.09 billion $312 million $139 million	None	None
Columbia Frontier	Wayne Collette	10 RICs 4 PIVs 276 other accounts	$5.05 billion $191.34 million $393.41 million	None	None	(2)	(13)
	Lawrence Lin	9 RICs 4 PIVs 278 other accounts	$4.91 billion $191.34 million $393.02 million	None	None
	George Myers	9 RICs 4 PIVs 275 other accounts	$4.91 billion $191.34 million $393.31 million	None	None
	Brian Neigut	9 RICs 4 PIVs 276 other accounts	$4.91 billion $191.34 million $392.27 million	None	None
Columbia Marsico Flexible Capital	Marsico Capital:
	Munish Malhotra	14 RICs 1 PIV 8 other accounts	$3.2 billion $16.0 million $412.0 million	None	None	(12)	(25)
	Jordan Laycob	2 RICs	$562.0 million	None	None
For funds with fiscal period ending October 31
ColumbiaAbsolute Return Currency and Income	Nicholas Pifer	6 RICs 10 other accounts	$3.18 billion $423.40 million	None	$50,001 – $100,000(f)	(2)	(13)
Columbia Asia Pacific ex-Japan	Threadneedle:					(10)	(24)
	Vanessa Donegan	1 RIC 2 PIVs 2 other accounts	$393.13 million $1.40 billion $906.10 million	None	None(g)
	Rafael Polatinsky	1 RIC 3 PIVs 4 other accounts	$393.13 million $3.29 billion $840.63 million	1 other account ($312.09 M)
Columbia Emerging Markets Bond	Nicholas Pifer	6 RICs 10 other accounts	$2.57 billion $423.40 million	None	$10,001 – $50,000(f)	(2)	(13)
	Jim Carlene	2 RICs 8 other accounts	$532.33 million $9.74 million	None	$100,001 – $500,000(f)
Columbia Emerging Markets Opportunity	Dara J. White(l)	4 RICs 1 PIV 9 other accounts	$1.59 billion $170.0 million $0.76 million	None	None	(2)	(13)
	Robert B. Cameron(l)	2 RICs 1 PIV 4 other accounts	$1.37 billion $170.0 million $1.30 million
	Jasmine Huang(l)	4 RICs 1 PIV 7 other accounts	$1.85 billion $170.0 million $0.60 million

Statement of Additional Information – February 28, 2013	Page 103

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia European Equity	Threadneedle:					(10)	(24)
	Dan Ison	1 RIC 2 PIVs 3 other accounts	$394.41 million $201.23 million $3.41 billion	1 PIV ($75.51 M)	None(g)
Columbia Global Bond	Nicholas Pifer	6 RICs 10 other accounts	$3.02 billion $423.40 million	None	$100,001 – $500,000(f)	(2)	(13)
Columbia Global Equity	Threadneedle:
	Stephen Thornber	1 PIV 4 other accounts	$285.46 million $225.34 million	None	None(g)	(10)	(24)
	Esther Perkins	1 RIC 3 other accounts	$386.99 million $765.88 million
Columbia Multi-Advisor International Value	DFA:
	Karen Umland	55 RICs 9 PIVs 30 other accounts	$77.25 billion $2.07 billion $10.58 billion	1 other account ($351.83 M	None	(11)	(21)
	Jed Fogdall	101 RICs 19 PIVs 70 other accounts	$142.07 billion $7.95 billion $14.2 billion	1 PIV ($165.19 M); 1 other account ($351.83 M)
	Joseph Chi	101 RICs 19 PIVs 70 other accounts	$142.07 billion $7.95 billion $14.2 billion	1 PIV ($165.19 M); 1 other account ($351.83 M)
	Henry F. Gray	89 RICs 15 PIVs 70 other accounts	$142.08 billion $7.95 billion $14.2 billion	1 PIV ($165.19 M); 1 other account ($351.83 M)
Mondrian:
	Ormala Krishnan	3 RICs 2 PIVs 14 other accounts	$1.12 billion $2.24 billion $1.81 billion	None	None	(5)	(22)
	Frances M. Cuthbert	1 RIC 1 PIV 10 other accounts	$336.0 million $2.23 billion $1.15 billion
	Aidan Nicholson	1 RIC 13 other accounts	$336.0 million $1.56 billion
Columbia:
	Fred Copper	7 RICs 2 PIVs 8 other accounts	$1.96 billion $300.44 million $42.30 million	None	None	(2)	(13)
	Colin Moore	17 RICs	$8.60 billion
Columbia Seligman Global Technology	Richard M. Parower	2 RICs 8 other accounts	$3.41 billion $36.38 million	None	None	(2)	(20)
	Paul H. Wick	4 RICs 3 PIVs 4 other accounts	$3.71 billion $667.65 million $420.38 million
	Ajay Diwan	3 RICs 5 other accounts	$3.64 billion $1.0 million
	Benjamin Lu	1 RIC 2 other accounts	$89.46 million $0.82 million
For funds with fiscal period ending November 30
Columbia Mid Cap Growth Opportunity	Wayne Collette	8 RICs 4 PIVs 263 other accounts	$4.14 billion $201.80 million $351.50 million	None	None	(2)	(13)
	Lawrence Lin	7 RICs 4 PIVs 265 other accounts	$3.94 billion $201.80 million $350.96 million	None	None
	George Myers	7 RICs 4 PIVs 262 other accounts	$3.94 billion $201.80 million $351.30 million	None	None(i)
	Brian Neigut	7 RICs 4 PIVs 263 other accounts	$3.94 billion $201.80 million $350.31 million	None	None

Statement of Additional Information – February 28, 2013	Page 104

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.
(d)	Additionally, the portfolio manager holds investments in notional shares of the fund in the range of $1 – $10,000.
(e)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of June 30, 2012.
(f)	Additionally, the portfolio manager holds investments in notional shares of the fund in the range of $10,001 – $50,000.
(g)	The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.
(h)	Additionally, the portfolio manager holds investments in notional shares of the fund in an amount over $1,000,000.
(i)	Additionally, the portfolio manager holds investments in notional shares of the fund in the range of $50,001 – $100,000.
(j)	Additionally, the portfolio manager holds investments in notional shares of the fund in the range of $100,001 – $500,000.
(k)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Dec. 31, 2012.
(l)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Aug. 31, 2012.

Potential Conflicts of Interest

(1)	Columbia Management: Management of funds-of-funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds’ prospectus.

Portfolio managers of the fund-of-funds may be involved in determining each funds-of-fund’s allocation among the three main asset classes (equity, fixed income and cash) and the allocation among investment categories within each asset class, as well as each funds-of-fund’s allocation among the underlying funds.

•

Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(2)	Columbia Management: Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

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Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

(3)	Turner: As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part 2A for a description of some of its policies and procedures in this regard.

(4)	Columbia Management: Management of the Income Builder Fund-of-Funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the fund’s prospectus.

The investment manager uses quantitative models combined with qualitative factors to determine the funds allocations to the underlying funds. Using these methodologies, a group of the investment manager’s investment professionals allocates the fund’s assets within and across different asset classes in an effort to achieve the fund’s objective of providing a high level of current income and growth of capital. The fund will typically be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the investment manager establishes allocations for the funds, seeking to achieve each fund’s objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

Because of the structure of funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

•

In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder Fund-of-Funds, and could influence the allocation of fund-of-funds assets to or away from the underlying funds that they manage.

•	The investment manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

The investment manager monitors the performance of the underlying funds and may, from time to time, recommend to the Board of Trustees of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, the investment manager may believe that certain funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(5)

Mondrian: Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can

Statement of Additional Information – February 28, 2013	Page 106

arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian’s own interests or those of its employees and directors:

Access to non-public information
As an Investment Manager Mondrian may come in to contact with information about a company that is not generally available to the investing public. Mondrian’s policy and procedures for handling any conflicts of interest arising from access to nonpublic information are set out in the Mondrian Investment Partners Limited Code of Ethics under “Policy Statement on Insider Trading and Securities Fraud”. If an employee is uncertain as to whether an interest or relationship is material or adverse, they should consult the Chief Compliance Officer for guidance.

Allocation of aggregated trades

Mondrian may from time to time aggregate trades for a number of its clients.

Mondrian’s policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

Allocation of investment opportunities

Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

Cherry picking

Cherry picking is an abusive practice whereby an investment firm misrepresents its stock selecting skills by only showing top performing securities in promoting its investment services. Mondrian’s production of marketing materials is centrally controlled and independently reviewed to ensure that all materials are fair and not misleading.

Dealing in investments as agent for more than one party

Conflicts of interest exist when a portfolio management firm manages multiple client portfolios. Mondrian addresses these potential conflicts through the operation of dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients.

Allocation of IPO opportunities

Initial Public Offerings (“IPO’s”) present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to. Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

Dealing in investments as principal in connections with the provision of seed capital

A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

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Directorships and external arrangements

Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients. Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes. The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual’s responsibilities to Mondrian clients.

Dual agency

Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee compensation

There is a potential risk that Mondrian’s compensation structure may incentivize employees to place their interests ahead of client interests, or, place one client’s interests ahead of another. Mondrian’s compensation structure does not provide incentives for any member staff to favor any client (or group of clients). Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Employee personal account dealing

There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account. Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests. Mondrian’s rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Gifts and entertainment (received)

In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients. Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £100 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)

In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate. Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £200 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Investment in shares issued by Companies who are clients of Mondrian

Mondrian has client relationships with a number of entities which are associated with companies that issue securities in which Mondrian could invest client assets. This results in a potential conflict of interest. Mondrian makes stock selection decisions at a committee level. If a security is identified as offering a good investment opportunity it is added to Mondrian’s list of approved securities. All portfolios governed by the same or a similar mandate are structured similarly, that is, will hold the same or comparable securities. Mondrian would not consider client relationships when analyzing securities and would not add a holding to, or remove one from, the approved list because of a client relationship.

Management of investment capacity

Where there is limited capacity in Mondrian’s investment products, there is a potential for a conflict of interest in relation to how that capacity is allocated when there is strong demand. With regard to a closing policy, Mondrian recognizes the importance and the challenge of managing the growth of assets under management without compromising the interests of existing clients. To this end, the company has a track record of closing products early. In recent years

Statement of Additional Information – February 28, 2013	Page 108

Mondrian has soft closed its core EAFE and all-cap Emerging Markets equity products. These closures have been carried out early to give existing clients some further, albeit limited, scope for contribution to funds invested. Also, capacity in these styles has been reserved for Mondrian’s co-mingled vehicles.

Performance fees

Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees. Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian’s procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Portfolio holdings disclosure

Detailed portfolio holdings information can potentially be used by one or more clients/shareholders to obtain advantage over others who do not have access to that information. There is a potential risk that Mondrian could make nonpublic portfolio holdings information available to one or more select clients before it is made available to all relevant clients. Conflicts of interest arising from access to nonpublic information are addressed in the Mondrian Investment Partners Limited Code of Ethics under “Policy Statement on Insider Trading and Securities Fraud”. Additionally, Mondrian has procedures in place to ensure that client portfolio holdings information (including co-mingled funds) is kept confidential and is not inappropriately released to one or more clients/shareholders ahead of others.

Portfolio pumping

Portfolio pumping is the act of bidding up the value of a client’s holdings immediately before the end of a calendar quarter, or other period when portfolio performance is measured. This is done by using a client’s funds to place an excessive volume of trades in securities held by another client. This may drive up the value of the holdings on a temporary basis. Mondrian does not permit trading for the purpose of temporarily improving the performance of a portfolio. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio performance is measured and reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

Pricing and valuation

There is a potential conflict of interest inherent in every valuation where an investment management firm is compensated on asset size and/or portfolio performance. Mondrian has policies and procedures in place to ensure that an appropriate independent pricing source is used for all security types. Adherence to these policies and procedures is monitored using exception reporting, as well as regular review, testing and evaluation of the adequacy of the procedures.

Proxy voting

Mondrian has a potential conflict of interest with its underlying clients when it has discretion to exercise voting authority in respect to client securities. Mondrian has implemented Proxy Voting policies and procedures that are designed to ensure that it votes client securities in the best interest of clients. In order to facilitate the actual process of voting proxies, Mondrian has contracted with an independent company, Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of its clients and vote proxies in accordance with its procedures.

Relationships with consultants

Investment consultants typically provide advisory services to Mondrian’s clients and Mondrian occasionally purchases services from these consultants. The conflict of interest in these relationships rests mainly with the investment consulting firm itself. However, Mondrian will take care to ensure that any services it purchases from such firms are appropriate and would not reasonably be considered to be an inducement to that firm.

Soft dollar arrangements

Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met. As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client’s portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage. With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

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Step-Out Trades

A step-out trade occurs when a brokerage firm executes an order, but gives other firms credit and some of the commission for the trade. Mondrian has no incentive to use step-out trades.

Transactions with affiliated brokers

Mondrian does not currently have any affiliated brokers.

Window dressing

Window dressing is a strategy which can be used by portfolio managers near the end of a reporting period to improve the appearance of portfolio performance before presenting it to clients. To window dress, a portfolio manager may sell securities with large losses and purchase stocks that have done well, near the end of the reporting period. The list of holdings sent to clients will thus include the high performing securities, and exclude the poor performing securities. Window dressing can also be used to invest in securities that do not meet the style of an account, without clients being aware. Mondrian does not permit window dressing or other trading for the purpose of improving the appearance of a client’s performance. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio holdings are reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

(6)	Donald Smith: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no brokerage or investment banking activities.

Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(7)	Tradewinds: Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which is not intended to be an exhaustive list:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for fairly allocating limited opportunities across multiple accounts.

•

With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•

Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(8)

BHMS: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and

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independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(9)	MetWest Capital: MetWest Capital portfolio managers face inherent conflicts of interest in their day-to-day management of funds and other accounts because the funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the portfolio managers. For instance, to the extent that the portfolio managers manage accounts with different investment strategies than the funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a fund. Additionally, some of the accounts managed by the portfolio managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the funds. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, MetWest Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, MetWest Capital minimizes inherent conflicts of interest by assigning the portfolio managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, MetWest Capital has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204A-1 under the Investment Advisers Act of 1940 to address potential conflicts associated with managing the funds and any personal accounts the portfolio managers may maintain.

The portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, MetWest Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

(10)	Threadneedle: Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager’s responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(11)	DFA: Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to a mutual fund, such as the Variable Portfolio – DFA International Value Fund (“Fund”), and other accounts. Other accounts include registered mutual funds (including proprietary mutual funds advised by DFA or its affiliates), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a fund. Actual or apparent conflicts of interest include:

•

Time Management. The management of the Fund and other Accounts may result in a portfolio manager devoting unequal time and attention to the management of the fund and/or Accounts. DFA seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Certain Accounts managed by a portfolio manager within an investment discipline are managed using the same investment models.

•

Investment Opportunities. It is possible that at times identical securities will be held by the Fund and one or more Accounts. However, positions in the same security may vary and the length of time that the Fund may hold investments in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity

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that may be suitable for the Fund and one or more Accounts, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To address these situations, DFA has adopted procedures for allocating portfolio transactions across multiple Accounts.

•

Broker Selection. With respect to securities transactions for the Fund, DFA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), DFA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, DFA or its affiliates may place separate, non-simultaneous, transactions for the Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the Account.

•

Performance-Based Fees. For some Accounts, DFA may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for DFA with regard to Accounts where DFA is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where DFA might share in investment gains.

•

Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

DFA has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(12)	Marsico Capital: A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico Capital make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico Capital does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico Capital seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico Capital may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico Capital’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico Capital’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, Marsico Capital has adopted policies and procedures for allocating transactions across multiple accounts. Marsico Capital’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico Capital advises multiple accounts. In addition, Marsico Capital monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico Capital, including Marsico Capital’s Code of Ethics.

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Structure of Compensation

(13)	Columbia Management: Direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Mutual funds, in most cases including the mutual funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of Mutual Funds and other accounts managed by the employee versus benchmarks and peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the mutual funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia mutual funds. Employees have the option of selecting from various Columbia mutual funds for their mutual fund deferral account, however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia mutual fund(s) they manage. Mutual fund deferrals vest over multiple years, so they help retain employees.

Exceptions to this general approach to bonuses exist for certain teams and individuals.

Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and Columbia Management profitability for the year, which is largely determined by assets under management.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

(14)	Columbia Management: The compensation of specified portfolio managers consists of (i) a base salary, (ii) an annual cash bonus, and (iii) long-term incentive awards in the form of Ameriprise Financial stock options and restricted stock. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives which, for portfolio manager Moore, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for Columbia funds. In addition, subject to certain vesting requirements, the compensation of portfolio manager Moore includes a long-term incentive awards paid in cash that are based on the performance of Ameriprise Financial over rolling three-year periods.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

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(15)	Turner: Investment professionals are compensated for superior investment results, not the level of assets in a strategy. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution. A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment. Finally, all of our investment professionals and traders are principals of the firm and, as such, have a long-term vested interest in the success of all of our investment strategies. Robert E. Turner, CFA, chairman and chief investment officer, and David Kovacs, CFA, chief investment officer, quantitative strategies, are responsible for setting base salaries, bonus targets, and making all subjective judgments related to the compensation for Turner’s Quantitative Equity Team members.

(16)	Donald Smith: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm’s profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(17)	BHMS: In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi-annually. Portfolio managers and analysts are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at BHMS will increase over time, if and when assets continue to grow through competitive performance. Lastly, many of our key investment personnel have a longer-term incentive compensation plan in the form of an equity interest in Barrow, Hanley, Mewhinney & Strauss, LLC.

(18)	MetWest Capital: Compensation for investment professionals consists of a base salary and revenue-sharing bonus. A material portion of each professional’s annual compensation is in the form of a bonus tied to firm revenues, results relative to clients’ benchmarks, overall client satisfaction and individual contribution.

MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm revenues and composite performance relative to the benchmark. To reinforce long-term focus, performance is measured over longer time periods (typically three to five years). Portfolio Managers and Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

Long-term retention agreements have been put in place for eligible members of MetWest Capital’s investment team. These agreements augment those incentive opportunities already in place.

(19)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, and (ii) an annual cash bonus. The annual cash bonus is paid from team bonus pools. Funding for two of the bonus pools is based upon a percentage of profits or revenue generated by the institutional portfolios they manage. The portfolio managers may also be paid from a separate bonus pool based upon the performance of the mutual fund(s) they mange. Funding for this bonus pool is determined by a percentage of the aggregate assets under management in the mutual fund(s) they manage, and by the one, three and five year performance of the mutual fund(s) in relation to the relevant peer group universe.

Senior management of Columbia Management has the discretion to increase or decrease the size of the bonus pool related to mutual funds and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Senior management of Columbia Management does not have discretion over the size of the bonus pool related to institutional portfolios.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

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(20)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary and (ii) an annual cash bonus. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on fees and performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds.

The percentage of management fees on mutual funds and long-only institutional portfolios that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe.

A fixed percentage of management fees on hedge funds and separately managed accounts that follow a hedge fund mandate fund the bonus pool.

The percentage of performance fees on hedge funds and separately managed accounts that follow a hedge fund mandate that fund the bonus pool is based on the absolute level of each hedge fund’s current year investment return,

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

(21)	DFA: Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the mutual funds or other accounts that the portfolio managers manage. DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base salary. Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of DFA as determined from time to time by the Board of Directors of DFA or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in DFA’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

(22)	Mondrian: Mondrian has the following programs in place to retain key investment staff:

1.	Competitive Salary — All investment professionals are remunerated with a competitive base salary. Salaries are reviewed annually and benchmarked against industry standards.

2.	Profit Sharing Bonus Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

3.	Equity Ownership — Mondrian is 100% employee owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business. Equity value is built up over many years with long vesting periods and the value of any individual’s equity is normally paid out in instalments over a number of years post an agreed retirement from the firm. This is a (very) long term incentive plan directly tied to the long term equity value of the firm

Incentives (Bonus and Equity Programs) focus on the key areas of a) research quality, b) long-term and short-term stock performance, c) teamwork, d) client service and e) marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation to these factors and of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

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Compensation Committee

In determining the amount of bonus and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, who will make recommendations based on a number of factors including investment research, investment performance contribution, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan

All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse’s or dependent’s pension may also be payable.

Mondrian Remuneration Philosophy

The guiding principle of the company’s compensation programs is to enable it to retain and motivate a team of high quality employees with both attractive shorter term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of the company and its clients. Through widespread equity ownership, we believe that Mondrian as an owner operated business provides an excellent incentive structure that is highly likely to continue to attract, hold and motivate a talented team.

Approximately 85 Mondrian employees are equity owners of the business representing about 50% of the total staff. In determining whether an employee should become an owner, Mondrian has to date focused on senior management, investment professionals and senior client service and operations personnel. The equity owners represent those staff recognized as either a significant contributor currently or in the future and awards focus in particular on key investment professionals.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

(23)	Tradewinds: Tradewinds’ portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm’s executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager’s performance is formally evaluated annually based on a variety of factors. Bonus compensation for portfolio managers and research analysts is primarily a function of the firm’s overall annual profitability as well as the individual’s contribution, including the relative performance of their stock recommendations over a period of up to four years, depending on tenure. Tradewinds also evaluates and considers the professional’s quality of research and work ethic, as well as their contributions to portfolio strategy, teamwork, and collaboration. Additionally, programs allowing key employees to participate in the firm’s growth over time through grants of profit interests in Tradewinds have been in place since the firm’s formation. A new program is being put in place to continue grants of profit interests to key employees, including portfolio managers.

(24)	Threadneedle: To align the interests of our investment staff with those of our clients, the remuneration plan for senior individuals comprises basic salary and an annual profit share scheme (linked to individual performance and the profitability of the company) delivered partly as a cash incentive, and partly as a deferred long-term incentive which Threadneedle believes encourages longevity of service, split equally between Restricted Stock Units in Ameriprise Financial and reinvestment into a suite of Threadneedle’s own funds. Investment performance is a major factor within that performance appraisal, judged relative to each fund’s targets on a 1- and 3-year basis, with a bias towards 3-year performance in order to incentivise delivery of longer-term performance. Threadneedle Fund Deferral program, through which the deferral is notionally invested in a number of Threadneedle funds, vesting in three equal parts over three years, which provides a strong tie for our investment professionals to client interests.

The split between each component within the remuneration package varies between investment professionals and will be dependent upon performance and the type of funds they manage.

Incentives are devised to reward:

•	investment performance and Threadneedle client requirements, in particular the alignment with Threadneedle clients through a mandatory deferral into our own products; and

•	team cooperation & values.

The split of the incentive pool focuses on the:

•	performance of the individual’s own funds and research recommendations;

•	performance of all portfolios in the individual’s team;

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•	overall contribution to the wider thinking and success of the investment team, for example, idea generation, interaction with colleagues and commitment to assist with the sales effort; and

•	Threadneedle performance.

•	Consideration of the individual’s overall performance is designed to incentivise fund managers to think beyond personal portfolio performance and reflects contributions made in:

•	inter-team discussions, including asset allocation, global sector themes and weekly investment meetings;

•	intra-team discussions, stock research and investment insights; and

•	a fund manager’s demonstration of Threadneedle values, as part of our team-based investment philosophy.

It is important to appreciate that for individuals to maximise their rating and hence their incentive remuneration they need to contribute in all areas. Importance is placed not only on producing strong fund performance but also contributing effectively to the team and the wider Investment department and on the Manager’s demonstration of Threadneedle’s corporate values. This structure is closely aligned with Threadneedle’s investment principles of sharing ideas and effective communication.

Investment professionals are formally reviewed once a year, and the performance year runs from January to December. However, we also take into consideration longer-term performance (rolling three and five years) together with a manager’s contribution to the investment dialogue and desk success and their control of and adherence to our risk controls.

(25)	Marsico Capital: The compensation package for portfolio managers of Marsico Capital is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on Marsico Capital’s profitability. Bonuses are typically based on two other primary factors: (1) Marsico Capital’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, Marsico Capital’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico Capital employees. Marsico Capital’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company. Equity interests are subject to the financial risks of Marsico Capital’s business generally.

As a general matter, Marsico Capital does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico Capital evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico Capital’s investment management team, contributions to Marsico Capital’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

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ADMINISTRATIVE SERVICES

Each fund listed in the table below has an Administrative Services Agreement with Columbia Management. Under this agreement, the fund pays Columbia Management for providing administration and accounting services. The fee is calculated as follows:

Table 18. Administrative Services Agreement Fee Schedule

	Asset Levels and Breakpoints in Applicable Fees
Fund	$0 – 500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	$12,000,000,001 +
Columbia Absolute Return Currency and Income	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Absolute Return Emerging Markets Macro
Columbia Absolute Return Enhanced Multi-Strategy
Columbia Absolute Return Multi-Strategy
Columbia Asia Pacific ex-Japan
Columbia Commodity Strategy
Columbia Emerging Markets Opportunity
Columbia European Equity
Columbia Flexible Capital Income
Columbia Frontier
Columbia Global Bond
Columbia Global Equity
Columbia Multi-Advisor International Value
Columbia Multi-Advisor Small Cap Value
Columbia Select Smaller-Cap Value
Columbia AMT-Free Tax-Exempt Bond	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Diversified Bond
Columbia Emerging Markets Bond(a)
Columbia Floating Rate
Columbia High Yield Bond
Columbia Income Opportunities
Columbia Inflation Protected Securities
Columbia Limited Duration Credit
Columbia U.S. Government Mortgage
Columbia Active Portfolios –Diversified Equity Income	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Diversified Equity Income
Columbia Dividend Opportunity
Columbia Equity Value
Columbia Global Opportunities(c)
Columbia Government Money Market
Columbia Large Core Quantitative
Columbia Large Growth Quantitative
Columbia Large Value Quantitative
Columbia Marsico Flexible Capital
Columbia Mid Cap Growth Opportunity
Columbia Mid Cap Value Opportunity
Columbia Money Market
Columbia Recovery and Infrastructure
Columbia Select Large-Cap Value
Columbia Seligman Communications and Information
Columbia Seligman Global Technology(b)

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	Asset Levels and Breakpoints in Applicable Fees
Fund	$0 –500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	$12,000,000,001 +
Columbia Capital Allocation Aggressive Portfolio	0.020%	0.020%	0.020%	0.020%	0.020%
Columbia Capital Allocation Conservative Portfolio
Columbia Capital Allocation Moderate Portfolio
Columbia Income Builder Fund
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative
	$0 –250,000,000	$250,000,001 – $1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	$12,000,000,001 +
Columbia Minnesota Tax-Exempt(d)	0.070%	0.065%	0.060%	0.050%	0.040%

(a)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.080% to 0.050% as asset levels increased.

(b)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.080% to 0.050% as asset levels increased.

(c)	This fee applies to assets invested in securities, other than underlying mutual funds (including any exchange-traded funds (ETFs)) that pay an administrative services fee to Columbia Management, including other funds administered by the investment manager that do not pay an administrative fee, derivatives and individual securities. The fund does not pay an administrative services fee on assets that are invested in underlying funds, including any ETFs, that pay an administrative services fee to Columbia Management.

(d)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.070% on the first $500,000,000, reducing to 0.040% as asset levels increased.

Prior to Jan. 1, 2011, the funds’ Administrative Services Agreement was with Ameriprise Financial. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the fee rate applied to each fund’s net assets as of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 19. Administrative Fees

	Administrative services fees paid in:			Effective Fee Rate
Fund	2012	2011	2010
For funds with fiscal period ending January 31
Columbia Capital Allocation Aggressive Portfolio	$114,275	$108,050	$89,504	0.020%
Columbia Capital Allocation Conservative Portfolio	57,671	53,134	45,451	0.020
Columbia Capital Allocation Moderate Portfolio	283,803	256,754	201,685	0.020
Columbia Income Builder Fund	135,995	46,129	45,313	0.020
Columbia Portfolio Builder Moderate Aggressive	236,213	222,425	186,977	0.020
Columbia Portfolio Builder Moderate Conservative	100,373	91,647	75,988	0.020
For funds with fiscal period ending February 29
Columbia Equity Value(a)	370,489	430,923	391,620	0.060
For funds with fiscal period ending April 30
Columbia Recovery and Infrastructure	505,738	393,602	199,325	0.060

Statement of Additional Information – February 28, 2013	Page 119

	Administrative services fees paid in:						Effective Fee Rate
Fund	2012		2011		2010
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	$96,772		$2,220	(b)	N/A		0.080%
Columbia Absolute Return Enhanced Multi-Strategy	80,916		4,247	(c)	N/A		0.080
Columbia Absolute Return Multi-Strategy	143,094		6,945	(c)	N/A		0.080
Columbia Active Portfolios – Diversified Equity Income	35,913	(d)	N/A		N/A		0.050
Columbia Commodity Strategy	10,787	(e)	N/A		N/A		0.080
Columbia Diversified Equity Income(f)	1,241,940		2,237,285		$2,189,480		0.050
Columbia Dividend Opportunity(g)	1,436,783		911,737		681,093		0.050
Columbia Flexible Capital Income	22,256	(e)	N/A		N/A		0.060
Columbia High Yield Bond	1,044,473		1,148,320		1,077,547		0.060
Columbia Mid Cap Value Opportunity(h)	634,373		1,178,639		1,176,703		0.050
Columbia Multi-Advisor Small Cap Value	288,940		332,878		300,718		0.080
Columbia Select Large-Cap Value(i)	131,059		291,123		213,950		0.060
Columbia Select Smaller-Cap Value(j)	134,853		359,260		332,614		0.080
Columbia Seligman Communications and Information(k)	812,545		1,924,770		1,848,982		0.050
Columbia U.S. Government Mortgage	836,349		227,058		181,856		0.070
For funds with fiscal period ending July 31
Columbia AMT-Free Tax-Exempt Bond(l)	286,567		408,892		455,742		0.070
Columbia Floating Rate	341,054		353,645		272,996		0.070
Columbia Global Opportunities(p)	428,730		737,125		890,778		0.060
Columbia Income Opportunities	1,362,239		849,422		499,304		0.060
Columbia Inflation Protected Securities	355,911		375,558		451,332		0.070
Columbia Large Core Quantitative	1,707,529		1,858,033		1,911,088		0.050
Columbia Large Growth Quantitative(m)	285,760		410,431		428,326		0.060
Columbia Large Value Quantitative(n)	134,364		195,904		160,909		0.060
Columbia Limited Duration Credit	648,545		476,431		317,896		0.070
Columbia Minnesota Tax-Exempt(o)	265,141		248,745		235,979		0.070
Columbia Money Market	1,145,263		1,289,536		1,551,462		0.050
For funds with fiscal period ending August 31
Columbia Diversified Bond	2,491,073		2,918,620		2,608,739		0.060
Columbia Frontier(q)	49,215		99,107		76,326		0.080
Columbia Marsico Flexible Capital	102,076		50,808	(r)	N/A		0.060
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	88,948		144,680		162,872		0.080
Columbia Asia Pacific ex-Japan	338,241		412,388		172,133		0.080
Columbia Emerging Markets Bond	381,281		223,177		197,667		0.070
Columbia Emerging Markets Opportunity	329,686		487,573		491,606		0.080
Columbia European Equity	273,680		169,966		56,787		0.080
Columbia Global Bond	213,057		383,033		400,481		0.080
Columbia Global Equity	319,567		363,610		366,549		0.080
Columbia Multi-Advisor International Value	207,913		426,248		568,821		0.080
Columbia Seligman Global Technology	282,500		375,435		405,545		0.060
	2011		2010		2009
For funds with fiscal period ending November 30
Columbia Government Money Market(s)	71,002		84,123		41,094	*	0.060
Columbia Mid Cap Growth Opportunity	574,048		549,847		339,961		0.060

*	Prior to June 15, 2009 for Columbia Government Money Market the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal years ended 2011 and 2012, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.

Statement of Additional Information – February 28, 2013	Page 120

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the administrative services fees paid were $1,985,768 and the effective fee rate was 0.050%.

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. For the fiscal year from July 1, 2008 to June 30, 2009, the administrative services fees paid were $642,082 and the effective fee rate was 0.060%.

(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the administrative services fees paid were $946,227 and the effective fee rate was 0.050%.

(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the administrative services fees paid were $76,758 and the effective fee rate was 0.060%. Prior to June 29, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the administrative services fees paid were $96,841 and the effective fee rate was 0.080%. Prior to June 29, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the administrative services fees paid were $868,517 and the effective fee rate was 0.050%. Prior to June 29, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(l)	The fund changed its fiscal year end in 2012 from Nov. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Dec. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Dec. 1, 2010 to Nov. 30, 2011 and Dec. 1, 2009 to Nov. 30, 2010, respectively. For the fiscal year from Dec. 1, 2008 to Nov. 30, 2009, the administrative services fees paid were $453,062 and the effective fee rate was 0.070%.

(m)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the administrative services fees paid were $203,583 and the effective fee rate was 0.060%.

(n)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the administrative services fees paid were $69,490 and the effective fee rate was 0.060%.

(o)	The fund changed its fiscal year end in 2012 from Aug. 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from Sept. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Sept. 1, 2010 to Aug. 31, 2011 and Sept. 1, 2009 to Aug. 31, 2010, respectively. For the fiscal year from Sept. 1, 2008 to Aug. 31, 2009, the administrative services fees paid were $212,293 and the effective fee rate was 0.070%.

(p)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the administrative services fees paid were $962,590 and the effective fee rate was 0.070%.
(q)	The fund changed its fiscal year end in 2012 from Oct. 31 to Aug. 31. For the fiscal year ended 2012, the information shown is for the period from Nov. 1, 2011 to Aug. 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Nov. 1, 2010 to Oct. 31, 2011 and Nov. 1, 2009 to Oct. 31, 2010, respectively. For the fiscal year from Nov. 1, 2008 to Oct. 31, 2009, the administrative services fees paid were $10,073 and the effective fee rate was 0.080%. Prior to June 29, 2009, the fund did not pay a separate administrative services fee, fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(r)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(s)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. For the fiscal year ended 2011, the information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011. For fiscal years ended 2010 and 2009, the information shown is from Jan. 1, 2010 to Dec. 31, 2010 and Jan. 1, 2009 to Dec. 31, 2009, respectively.

Statement of Additional Information – February 28, 2013	Page 121

TRANSFER AGENCY SERVICES

The funds have a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the “transfer agent”) located at 225 Franklin Street, Boston, MA 02110. This agreement governs the transfer agent’s responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund’s shares.

For each share class other than Class I shares, the funds pay the transfer agent an open account fee determined by multiplying the number of open accounts by the annual rate of $21.00. Prior to July 1, 2012, the annual rate was $12.08. The annual per account fee is accrued daily and payable monthly. The fund will allocate the fee daily across their share classes based on the relative percentage of net assets of each class of shares.

In addition to the per-account fee, the fund pays their transfer agent (a) a fee with respect to Class A, Class B, Class C, Class R, Class R4 (beginning November 1, 2012), Class T, Class W and Class Z at the annual rate of 0.20% of the average aggregate value of shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial owner is a customer of Ameriprise Financial Services, Inc., for which the transfer agent is reimbursed $16 annually, calculated monthly based on the total number of positions in which accounts at the end of such month) or (b) a fee with respect to Class K and Class R5 shares of 0.05% of the average aggregate value of shares maintained in omnibus accounts, provided that total transfer agency fees for Class K and Class R5 shares, including reimbursements, shall not exceed 0.05%. (Neither Class I shares nor Class Y shares are subject to these fees relating to omnibus accounts.) Prior to October 27, 2012, Class R4 shares are subject to a lower transfer agency fee equal to (i) an annual fee of $21 per account and (ii) 0.05% of the average aggregate value of shares maintained in omnibus accounts.

The fund also pays certain reimbursable out-of-pocket expenses to the transfer agent. The transfer agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the transfer agent from fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the transfer agent maintains in connection with its services to the funds. Class I shares do not pay transfer agency fees. Effective November 1, 2012, Class Y shares will not pay transfer agency fees for at least 12 months.

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

PLAN ADMINISTRATION SERVICES

The funds that offer Class K shares have a Plan Administration Services Agreement with the transfer agent. Under the agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs).

The fee for services is equal on an annual basis to 0.25% of the average daily net assets of the fund attributable to Class K shares.

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

Prior to October 27, 2012, Class R4 shares were also subject to the Plan Administration Services Agreement and the related fee.

DISTRIBUTION SERVICES

Columbia Management Investment Distributors, Inc. (the “distributor”), an indirect wholly-owned subsidiary of Columbia Management, 225 Franklin Street, Boston, MA 02110, serves as the funds’ principal underwriter and distributor. Prior to June 1, 2009, for RiverSource and Threadneedle funds, RiverSource Distributors, Inc. also served as principal underwriter and distributor to the funds. The fund’s shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the distributor daily. The following table shows the sales charges paid to the distributor and the amount retained by the distributor after paying commissions and other expenses for each of the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Statement of Additional Information – February 28, 2013	Page 122

Table 20. Sales Charges Paid to Distributor

	Sales charges paid to Distributor					Amount retained after paying commissions and other expenses
Fund	2012		2011		2010	2012	2011		2010
For funds with fiscal period ending January 31
Columbia Capital Allocation Aggressive Portfolio	$1,399,274		$1,574,105		$1,656,276	$308,923	$394,806		$417,384
Columbia Capital Allocation Conservative Portfolio	368,743		504,954		524,245	(102,293)	(10,703)		8,450
Columbia Capital Allocation Moderate Portfolio	2,982,585		3,173,653		2,911,626	283,038	452,841		507,020
Columbia Income Builder Fund	928,898		322,807		245,462	91,353	(27,665)		(86,426)
Columbia Portfolio Builder Moderate Aggressive	2,893,670		3,162,530		3,171,640	522,545	697,760		795,856
Columbia Portfolio Builder Moderate Conservative	891,705		837,605		885,194	(24,766)	30,760		111,387
For funds with fiscal period ending February 29
Columbia Equity Value(a)	135,386		227,960		245,798	11,525	45,473		28,520
For funds with fiscal period ending April 30
Columbia Recovery and Infrastructure	817,596		359,158		1,817,351	196,860	(630,992)		337,598
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	271		0	(b)	N/A	66	0	(b)	N/A
Columbia Absolute Return Enhanced Multi-Strategy	184,779		47,292	(c)	N/A	66,341	12,337	(c)	N/A
Columbia Absolute Return Multi-Strategy	54,508		16,127	(c)	N/A	(6,792)	(743	)(c)	N/A
Columbia Active Portfolios – Diversified Equity Income	0	(d)	N/A		N/A	0 (d)	N/A		N/A
Columbia Commodity Strategy	0	(e)	N/A		N/A	0 (e)	N/A		N/A
Columbia Diversified Equity Income(f)	985,710		1,994,909		2,471,025	100,190	280,285		469,210
Columbia Dividend Opportunity(g)	3,377,748		1,576,417		1,058,723	1,594,822	444,443		175,949
Columbia Flexible Capital Income	11,959	(e)	N/A		N/A	4,109 (e)	N/A		N/A
Columbia High Yield Bond	973,589		941,458		1,321,507	162,621	133,482		297,716
Columbia Mid Cap Value Opportunity(h)	266,582		637,323		740,978	(4,014)	61,919		27,902
Columbia Multi-Advisor Small Cap Value	177,139		282,634		305,205	14,745	66,160		56,453
Columbia Select Large-Cap Value(i)	42,518		120,151		120,615	38,014	98,112		88,311
Columbia Select Smaller-Cap Value(j)	52,720		202,206		183,546	11,205	68,532		33,457
Columbia Seligman Communications and Information(k)	1,110,624		2,580,026		3,163,223	1,000,123	2,320,119		2,702,884
Columbia U.S. Government Mortgage	522,439		115,517		109,683	263,615	16,143		(17,796)
For funds with fiscal period ending July 31
Columbia AMT-Free Tax-Exempt Bond(l)	344,970		313,281		572,842	62,911	126,310		100,280
Columbia Floating Rate	272,294		594,876		240,774	(34,869)	46,944		(11,075)
Columbia Global Opportunities(p)	637,364		926,592		1,306,148	48,405	98,387		98,496
Columbia Income Opportunities	1,121,899		863,014		1,196,954	145,988	61,113		271,045
Columbia Inflation Protected Securities	248,000		146,207		236,120	31,189	(11,904)		15,969
Columbia Large Core Quantitative	1,304,280		529,681		1,610,548	437,825	(468,394)		377,765
Columbia Large Growth Quantitative(m)	51,584		45,329		66,276	19,447	14,046		20,395
Columbia Large Value Quantitative(n)	11,416		34,889		8,953	7,676	24,983		2,821
Columbia Limited Duration Credit	582,376		594,441		1,033,053	(195,364)	(110,348)		119,494
Columbia Minnesota Tax-Exempt(o)	512,917		376,847		551,051	(52,413)	(64,338)		2,712
Columbia Money Market	50,522		67,101		106,803	50,522	67,101		106,058

Statement of Additional Information – February 28, 2013	Page 123

	Sales charges paid to Distributor				Amount retained after paying commissions and other expenses
Fund	2012	2011		2010	2012	2011		2010
For funds with fiscal period ending August 31
Columbia Diversified Bond	$1,084,258	$933,524		$1,584,251	$55,193	$56,931		$77,260
Columbia Frontier(q)	31,707	45,826		39,206	2,436	5,423		7,033
Columbia Marsico Flexible Capital	59,425	173,179	(r)	N/A	17,356	59,141	(r)	N/A
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	9,253	11,309		16,140	(9,184)	(13,185)		(14,128)
Columbia Asia Pacific ex-Japan	518	5,187		0	747	3,826		0
Columbia Emerging Markets Bond	614,265	469,999		203,192	430,924	318,887		90,529
Columbia Emerging Markets Opportunity	319,576	530,826		724,041	50,017	108,836		173,575
Columbia European Equity	54,053	60,164		76,299	20,078	16,268		23,361
Columbia Global Bond	178,419	138,452		222,999	49,999	15,289		26,401
Columbia Global Equity	169,550	224,680		283,968	25,296	33,788		38,823
Columbia Multi-Advisor International Value	152,103	240,883		400,262	14,149	24,070		47,685
Columbia Seligman Global Technology	271,011	430,051		584,870	131,283	253,578		334,231
	2011	2010		2009	2011	2010		2009
For funds with fiscal period ending November 30
Columbia Government Money Market(s)	16,185	14,410		22,845	16,185	14,356		22,830
Columbia Mid Cap Growth Opportunity	410,627	514,901		453,947	73,602	127,719		131,709

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal years ended 2011 and 2012, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the sales charges paid were $3,383,179 and the amount retained after paying commissions and other expenses was $496,151.

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. For the fiscal year from July 1, 2008 to June 30, 2009, the sales charges paid were $798,182 and the amount retained after paying commissions and other expenses was $39,934.

(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the sales charges paid were $954,172 and the amount retained after paying commissions and other expenses was $207,568.

(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the sales charges paid were $83,550 and the amount retained after paying commissions and other expenses was $72,301.

(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the sales charges paid were $73,571 and the amount retained after paying commissions and other expenses was $39,883.

(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the sales charges paid were $3,487,463 and the amount retained after paying commissions and other expenses was $3,197,170.

(l)	The fund changed its fiscal year end in 2012 from Nov. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Dec. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Dec. 1, 2010 to Nov. 30, 2011 and Dec. 1, 2009 to Nov. 30, 2010, respectively. For the fiscal year from Dec. 1, 2008 to Nov. 30, 2009, the sales charges paid were $477,836 and the amount retained after paying commissions and other expenses was $100,280.

Statement of Additional Information – February 28, 2013	Page 124

(m)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the sales charges paid were $69,425 and the amount retained after paying commissions and other expenses was $15,099.

(n)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the sales charges paid were $2,270 and the amount retained after paying commissions and other expenses was $566.

(o)	The fund changed its fiscal year end in 2012 from Aug. 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from Sept. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Sept. 1, 2010 to Aug. 31, 2011 and Sept. 1, 2009 to Aug. 31, 2010, respectively. For the fiscal year from Sept. 1, 2008 to Aug. 31, 2009, the sales charges paid were $406,782 and the amount retained after paying commissions and other expenses was $84,001.

(p)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the sales charges paid were $2,055,294 and the amount retained after paying commissions and other expenses was $347,495.

(q)	The fund changed its fiscal year end in 2012 from Oct. 30 to Aug. 31. For the fiscal year ended 2012, the information shown is for the period from Nov. 1, 2011 to Aug. 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Nov. 1, 2010 to Oct. 31, 2011 and Nov. 1, 2009 to Oct. 31, 2010, respectively. For the fiscal year from Nov. 1, 2008 to Oct. 31, 2009, the sales charges paid were $1,357 and the amount retained after paying commissions and other expenses was $735.

(r)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(s)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. For the fiscal year ended 2011, the information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011. For fiscal years ended 2010 and 2009, the information shown is from Jan. 1, 2010 to Dec. 31, 2010 and Jan. 1, 2009 to Dec. 31, 2009, respectively.

Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and/or servicing not covered by the sales charges received under the Distribution Agreement, the Legacy RiverSource funds approved a Plan of Distribution (the “Plan”) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan is a reimbursement plan whereby the fund pays the distributor a fee up to actual expenses incurred.

The table below shows the maximum annual distribution and/or service fees (as an annual percent of average daily net assets) and the combined amount of such fees (as an annual percent of average daily net assets) applicable to each share class of a Legacy RiverSource fund:

Share Class	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	0.25%(a)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%	0.25%	1.00%(a)
Class I	None	None	None
Class K	None	0.25%(c)	0.25%(c)
Class R	up to 0.50%	up to 0.25%	0.50%(a),(d)
Class R4	None	None	None
Class R5	None	None	None
Class W	up to 0.25%	up to 0.25%	0.25%(a)
Class Z	None	None	None

(a)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the distributor’s waiver of the 12b-1 fees on these specific share classes of these funds.

(b)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%. Effective January 1, 2013, the distributor has voluntarily agreed to waive the 0.75% 12b-1 fees it receives from Class B shares of Columbia Seligman Communications and Information Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the distributor’s waiver of the 12b-1 fees for this class. This voluntary waiver may be revised or terminated at any time without notice to shareholders. Class B shares are closed to new and existing investors.

Statement of Additional Information – February 28, 2013	Page 125

(c)	The shareholder service fees for Class K (formerly Class R4) shares are not paid pursuant to a 12b-1 plan. Under a Plan Administration Services Agreement, the funds’ Class K shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

(d)	The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on Sept. 3, 2010, were known as Class R2 shares. For Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are to reimburse the distributor for certain expenses it incurs in connection with distributing the fund’s shares and directly or indirectly providing services to fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the fund or provide services to fund shareholders. The distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the distributor in its discretion.

For the Legacy RiverSource funds, for Class A, Class B and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the fund directly with the fund, without working directly with a financial advisor or selling and/or servicing agent, distribution and service fees are retained by the distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The fund will pay these fees to the distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Prior to October 27, 2012, Class R4 shares were subject to a distribution fee of 0.25% and a service fee that is not paid pursuant to a 12b-1 plan of 0.25%.

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 21. 12b-1 Fees

Fund	Class A	Class B	Class C	Class R	Class R4*	Class T	Class W
For funds with fiscal period ending January 31
Columbia Capital Allocation Aggressive Portfolio	$1,202,263	$572,842	$326,036	$14	N/A	N/A	N/A
Columbia Capital Allocation Conservative Portfolio	575,150	296,544	312,030	13	N/A	N/A	N/A
Columbia Capital Allocation Moderate Portfolio	2,966,419	1,327,245	985,492	64	N/A	N/A	N/A
Columbia Income Builder Fund	1,480,409	407,933	461,473	24	N/A	N/A	N/A
Columbia Portfolio Builder Moderate Aggressive	2,480,076	1,191,854	688,261	13	N/A	N/A	N/A
Columbia Portfolio Builder Moderate Conservative	1,039,348	455,463	403,117	14	N/A	N/A	N/A
For funds with fiscal period ending February 29
Columbia Equity Value(a)	1,473,424	206,910	39,614	125	$17	N/A	$16,446
For funds with fiscal period ending April 30
Columbia Recovery and Infrastructure	1,310,666	176,205	430,769	1,069	N/A	N/A	N/A

Statement of Additional Information – February 28, 2013	Page 126

Fund	Class A	Class B	Class C	Class R	Class R4*	Class T	Class W
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	$263	$25	$25	$13	N/A	N/A	$71,244
Columbia Absolute Return Enhanced Multi-Strategy	107,278	739	38,612	14	N/A	N/A	29,813
Columbia Absolute Return Multi-Strategy	89,936	1,408	40,581	12	N/A	N/A	61,184
Columbia Active Portfolios – Diversified Equity Income(b)	151,442	N/A	N/A	N/A	N/A	N/A	N/A
Columbia Commodity Strategy(c)	N/A	N/A	N/A	N/A	N/A	N/A	5
Columbia Diversified Equity Income(d)	5,077,594	1,003,096	393,212	38,114	$96,658	N/A	6
Columbia Dividend Opportunity(e)	5,005,889	487,813	809,770	9,215	N/A	N/A	43,337
Columbia Flexible Capital Income(c)	7,364	N/A	748	10	N/A	N/A	2,730
Columbia High Yield Bond	2,973,502	391,250	722,522	35,506	18,657	N/A	124,092
Columbia Mid Cap Value Opportunity(f)	1,557,669	356,346	239,324	52,596	87,653	N/A	6
Columbia Multi-Advisor Small Cap Value	678,460	209,901	91,536	14,201	6,607	N/A	N/A
Columbia Select Large-Cap Value(g)	266,072	13,140	197,518	23,835	N/A	N/A	33,703
Columbia Select Smaller-Cap Value(h)	326,671	59,042	155,353	21,497	N/A	N/A	N/A
Columbia Seligman Communications and Information(i)	2,972,107	240,819	3,097,616	94,009	28	N/A	N/A
Columbia U.S. Government Mortgage	1,400,959	102,783	208,078	N/A	N/A	N/A	N/A
For funds with fiscal period ending July 31
Columbia AMT-Free Tax-Exempt Bond(j)	1,011,032	23,496	76,718	N/A	N/A	N/A	N/A
Columbia Floating Rate	853,780	96,616	431,247	538	N/A	N/A	11
Columbia Global Opportunities(n)	1,684,555	407,534	262,884	18	N/A	N/A	N/A
Columbia Income Opportunities	2,021,682	324,449	1,203,866	1,233	N/A	N/A	41
Columbia Inflation Protected Securities	786,304	96,736	203,562	17,259	N/A	N/A	94,926
Columbia Large Core Quantitative	6,836,111	1,068,779	237,624	14,699	N/A	N/A	288,418
Columbia Large Growth Quantitative(k)	638,834	13,799	18,063	36	N/A	N/A	182,235
Columbia Large Value Quantitative(l)	25,743	9,211	15,218	29	N/A	N/A	126,416
Columbia Limited Duration Credit	1,466,107	86,995	833,009	N/A	N/A	N/A	36,971
Columbia Minnesota Tax-Exempt(m)	898,623	24,990	272,908	N/A	N/A	N/A	N/A
Columbia Money Market	N/A	133,260	N/A	N/A	N/A	N/A	N/A
For funds with fiscal period ending August 31
Columbia Diversified Bond	7,834,974	562,510	585,130	3,023	30	N/A	1,333,413
Columbia Frontier(o)	122,469	28,162	83,478	481	N/A	N/A	N/A
Columbia Marsico Flexible Capital(p)	125,572	N/A	104,588	261	N/A	N/A	N/A
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	87,856	5,850	30,000	N/A	N/A	N/A	33,850
Columbia Asia Pacific ex-Japan	1,384	N/A	481	350	N/A	N/A	N/A
Columbia Emerging Markets Bond	513,995	29,087	331,847	10,629	N/A	N/A	161,960
Columbia Emerging Markets Opportunity	899,618	177,500	243,879	39,309	N/A	N/A	59
Columbia European Equity	133,417	19,670	15,294	N/A	N/A	N/A	2
Columbia Global Bond	530,233	80,226	67,122	25	N/A	N/A	89,390
Columbia Global Equity	894,993	143,954	194,640	321	N/A	N/A	7
Columbia Multi-Advisor International Value	591,087	181,471	50,234	N/A	N/A	N/A	N/A
Columbia Seligman Global Technology	883,784	110,911	721,088	47,020	N/A	N/A	N/A
For funds with fiscal period ending November 30
Columbia Government Money Market(q)	N/A	19,126	N/A	N/A	N/A	N/A	N/A
Columbia Mid Cap Growth Opportunity	2,114,028	475,159	120,658	354	72	N/A	N/A

*	Prior to October 27, 2012, Class R4 shares were subject to a distribution fee. The figures in this column represent fees for periods prior to such date.

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The information shown is for the period from April 1, 2011 to Feb. 29, 2012.

(b)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

Statement of Additional Information – February 28, 2013	Page 127

(d)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the 12b-1 fees paid were $9,333,875 for Class A, $2,361,615 for Class B, $683,048 for Class C, $57,984 for Class R, $268,935 for Class R3 and $9 for Class W.

(e)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For the fiscal year from July 1, 2010 to June 30, 2011, the 12b-1 fees paid were $3,283,855 for Class A, $620,403 for Class B, $336,200 for Class C, $1,547 for Class R, $2 for Class R3 and $30,434 for Class W.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the 12b-1 fees paid were $3,114,202 for Class A, $890,448 for Class B, $468,277 for Class C, $93,316 for Class R, $177,082 for Class R3 and $10 for Class W.

(g)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the 12b-1 fees paid were $683,328 for Class A, $41,439 for Class B, $484,328 for Class C, $55,934 for Class R and $51,090 for Class W.

(h)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the 12b-1 fees paid were $863,549 for Class A, $208,219 for Class B, $449,212 for Class C, and $67,844 for Class R.

(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the 12b-1 fees paid were $7,201,633 for Class A, $712,226 for Class B, $7,456,504 for Class C, $241,668 for Class R and $117 for Class R3.

(j)	The fund changed its fiscal year end in 2012 from Nov. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Dec. 1, 2011 to July 31, 2012. For the fiscal year from Dec. 1, 2010 to Nov. 30, 2011, the 12b-1 fees paid were $1,440,043 for Class A, $54,308 for Class B and $90,240 for Class C.

(k)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the 12b-1 fees paid were $879,911 for Class A, $24,630 for Class B, $19,012 for Class C, $45 for Class R and $304,053 for Class W.

(l)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the 12b-1 fees paid were $23,190 for Class A, $10,377 for Class B, $11,695 for Class C, $38 for Class R, $120,792 for Class T and $299,319 for Class W.

(m)	The fund changed its fiscal year end in 2012 from Aug. 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from Sept. 1, 2011 to July 31, 2012. For the fiscal year from Sept. 1, 2010 to Aug. 31, 2011, the 12b-1 fees paid were $832,167 for Class A, $46,928 for Class B and $222,304 for Class C.

(n)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the 12b-1 fees paid were $2,277,282 for Class A, $678,292 for Class B, $350,699 for Class C and $21 for Class R.

(o)	The fund changed its fiscal year end in 2012 from Oct. 31 to Aug. 31. For the fiscal year ended 2012, the information shown is for the period from Nov. 1, 2011 to Aug. 31, 2012. For the fiscal year from Nov. 1, 2010 to Oct. 31, 2011, the 12b-1 fees paid were $175,785 for Class A, $62,186 for Class B, $111,678 for Class C and $620 for Class R.

(p)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011. For supplemental reporting for the fund, see Appendix G.

(q)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. The information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011.

For funds with Class B and Class C shares:

The following table provides the amount of distribution expenses, as a dollar amount and as a percentage of net assets, incurred by the distributor and not yet reimbursed (“unreimbursed expense”) for Class B and Class C shares. These amounts are based on the most recent information available as of September 30, 2012 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Table 22. Unreimbursed Distribution Expenses

	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
Columbia Absolute Return Currency and Income Fund	$49,000	10.68%	$30,000	1.01%
Columbia Absolute Return Enhanced Multi-Strategy Fund	6,000	9.34%	18,000	0.35%
Columbia Absolute Return Multi-Strategy Fund	13,000	10.87%	17,000	0.35%
Columbia AMT-Free Tax-Exempt Bond Fund	284,000	10.89%	102,000	0.72%
Columbia Asia Pacific ex-Japan Fund	N/A	N/A	1,000	1.43%
Columbia Capital Allocation Aggressive Fund	1,986,000	5.15%	230,000	0.63%
Columbia Capital Allocation Conservative Fund	1,942,000	9.74%	292,000	0.69%
Columbia Capital Allocation Moderate Fund	6,377,000	6.81%	1,717,000	1.40%

Statement of Additional Information – February 28, 2013	Page 128

	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
Columbia Diversified Bond Fund	$5,915,000	13.80%	$851,000	1.34%
Columbia Diversified Equity Income Fund	9,841,000	9.30%	725,000	1.26%
Columbia Dividend Opportunity Fund	3,525,000	7.07%	1,240,000	0.64%
Columbia Emerging Markets Bond Fund	145,000	5.12%	288,000	0.66%
Columbia Emerging Markets Opportunity Fund	647,000	4.63%	1,354,000	5.69%
Columbia Equity Value Fund	956,000	7.60%	51,000	1.31%
Columbia European Equity Fund	113,000	7.72%	29,000	1.52%
Columbia Floating Rate Fund	835,000	11.34%	346,000	0.72%
Columbia Frontier Fund	323,000	13.27%	1,312,000	12.58%
Columbia Global Bond Fund	825,000	14.14%	95,000	1.17%
Columbia Global Equity Fund	960,000	8.45%	1,435,000	7.81%
Columbia Global Opportunities Fund	4,267,000	10.51%	387,000	1.19%
Columbia Government Money Market Fund	103,000	6.35%	2,427,000	17.90%
Columbia High Yield Bond Fund	2,529,000	9.71%	8,738,000	10.27%
Columbia Income Builder Fund	4,612,000	13.32%	564,000	0.65%
Columbia Income Opportunities Fund	2,264,000	8.99%	404,000	0.30%
Columbia Inflation Protected Securities Fund	935,000	13.71%	216,000	0.93%
Columbia Large Core Quantitative Fund	7,399,000	8.66%	1,296,000	4.75%
Columbia Large Growth Quantitative Fund	113,000	8.78%	23,000	0.84%
Columbia Large Value Quantitative Fund	26,000	3.09%	3,000	0.16%
Columbia Limited Duration Credit Fund	674,000	10.32%	745,000	0.78%
Columbia Marsico Flexible Capital Fund	N/A	N/A	52,000	0.41%
Columbia Mid Cap Growth Opportunity Fund	1,538,000	8.34%	102,000	1.14%
Columbia Mid Cap Value Opportunity Fund	2,344,000	6.55%	379,000	1.28%
Columbia Minnesota Tax-Exempt fund	133,000	7.21%	293,000	0.81%
Columbia Money Market Fund	4,679,000	40.73%	266,000	2.54%
Columbia Multi-Advisor International Value Fund	2,361,000	17.86%	140,000	3.06%
Columbia Multi-Advisor Small Cap Value Fund	1,193,000	10.13%	125,000	1.39%
Columbia Portfolio Builder Moderate Aggressive Fund	4,623,000	5.68%	1,250,000	1.51%
Columbia Portfolio Builder Moderate Conservative Fund	2,745,000	8.41%	411,000	0.74%
Columbia Recovery and Infrastructure Fund	85,000	0.69%	95,000	0.27%
Columbia Select Large-Cap Value Fund	43,000	1.72%	2,837,000	6.23%
Columbia Select Smaller-Cap Value Fund	777,000	9.09%	2,688,000	7.98%
Columbia Seligman Communications and Information Fund	422,000	0.94%	20,735,000	3.10%
Columbia Seligman Global Technology Fund	250,000	2.92%	4,551,000	6.60%
Columbia U.S. Government Mortgage Fund	945,000	13.49%	305,000	0.64%

PAYMENTS TO FINANCIAL INTERMEDIARIES

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. For purposes of this section the term “financial intermediary” includes any insurance company, broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution, including Ameriprise Financial and its affiliates, having a selling, services or any similar agreement with the distributor and other Ameriprise Financial affiliates.

The distributor and other Ameriprise Financial affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not

Statement of Additional Information – February 28, 2013	Page 129

mutually exclusive, and a single financial intermediary may receive payments under all categories. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the funds.

These additional payments by the distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a fund will receive as proceeds from such sales or the distribution fees and expenses paid by the fund as shown under the heading Fees and Expenses of the Fund in the fund’s prospectuses.

Marketing Support Payments

The distributor and the investment manager may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Fund Family (Funds), including, but not limited to, business planning assistance, educating financial intermediary personnel about the funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Funds distributed by the distributor attributable to that financial intermediary, gross sales of the Funds distributed by the distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the funds attributable to that intermediary. The distributor and the investment manager may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain financial intermediaries, including affiliates of Bank of America Corporation. Such increased payments to a financial intermediary may enable the financial intermediary to offset credits that it may provide to customers.

As of the date of this SAI, the distributor and/or the investment manager had agreed to make marketing support payments with respect to the funds to the financial intermediaries or their affiliates shown below.

•	The 401k Company
•	ADP Broker-Dealer, Inc.
•	AIG/American General
•	American Century Investment Management, Inc.
•	Ameriprise Financial Services, Inc.
•	Ascensus, Inc.
•	AXA Advisors
•	Benefit Plans Administrative Services, Inc.
•	Boston Financial Data Services, Inc.
•	Charles Schwab Trust Company
•	Charles Schwab and Company, Inc.
•	City National Bank
•	Clearview Correspondent Services
•	Commonwealth Financial Network
•	CPI Qualified Plan Consultants
•	Daily Access Concepts
•	Davenport & Company
•	Digital Retirement Solutions, Inc.
•	Edward D Jones & Co., L.P.
•	Expertplan, Inc.
•	Fidelity Brokerage Services/National Financial Services
•	Fidelity Investments Institutional Operations Company/Fidelity Investments Institutional Service Company
•	Financial West Investment Group
•	FTJ Fund Choice, LLC
•	Genworth
•	GWFS Equities, Inc.
•	Hartford Life Insurance Company
•	Hartford Securities Distribution Company, Inc.
•	Hewitt Associates
•	ICMA Retirement Corp.
•	ING Institutional Plan Services, LLC
•	ING Life Insurance and Annuity Company
•	Janney Montgomery Scott, Inc.
•	J.J.B. Hilliard, W.L. Lyons, Inc.
•	J.P. Morgan Chase Bank, N.A.
•	J.P. Morgan Retirement Plan Services, LLC
•	John Hancock Life Insurance Company
•	John Hancock Life Insurance Company New York
•	Kaufman and Globe Associates

Statement of Additional Information – February 28, 2013	Page 130

•	Lincoln Financial Advisor Corp.
•	Lincoln Investment Planning
•	Lincoln Retirement Services Company LLC
•	LPL Financial Corporation
•	Marshall & Illsley Trust Company, N.A.
•	Massachusetts Mutual Life Insurance Company
•	MSCS Financial Services, LLC (Matrix)
•	Mercer HR Services, LLC
•	Merrill Lynch Life Insurance Company
•	Merrill Lynch, Pierce, Fenner & Smith, Inc.
•	Mid Atlantic Capital Corporation
•	Minnesota Life Insurance Company
•	Monumental Life Insurance Co.
•	Morgan Keegan & Company
•	Morgan Stanley Smith Barney
•	Nationwide Investment Services
•	Newport Retirement Services, Inc.
•	NYLife Distributors LLC
•	Oppenheimer & Co. Inc.
•	Plan Administrators, Inc.
•	Pension Specialists
•	Pershing
•	PNC Bank, N.A.
•	Princeton Retirement Group, Inc.
•	Principal Life Insurance Company
•	Prudential Insurance Company of America/Prudential Investments Retirement Services
•	Prudential Investment Management Services LLC/ Prudential Investments LLC
•	Raymond James & Associates, Inc. and Raymond James Financial Services, Inc.
•	RBC Capital Markets Corporation
•	Reliance Trust Company
•	Ridge Clearing & Outsourcing
•	R.W. Baird
•	Scott and Stringfellow
•	Securities America, Inc.
•	Standard Retirement Services, Inc.
•	Standard Insurance Company
•	Southwest Securities
•	State of NY – Deferred Compensation Board of the State of New York
•	Sterne Agee Financial Services, Inc.
•	Stifel Nicolaus & Co.
•	T. Rowe Price Retirement Plan Services, Inc.
•	TD Ameritrade Trust Company
•	The Retirement Plan Company, LLC
•	TIAA CREF
•	UBS Financial Services, Inc.
•	UMB Bank
•	Unified Trust
•	Upromise Investments, Inc.
•	U.S. Trust
•	USAA Investment Management Company
•	Valic Retirement Services Company
•	The Vanguard Group, Inc. & Vanguard Marketing Corp.
•	Vertical Management Systems, Inc.
•	Wells Fargo Bank, N.A.
•	Wells Fargo Funds Management, LLC
•	Wilmington Trust Company
•	Wilmington Trust Retirement and Institutional Services Company

Other Payments

From time to time, the distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the distributor may include financial assistance to financial intermediaries that enable the distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The distributor makes payments for entertainment events it deems appropriate, subject to the distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a conflict of interest or financial incentive for recommending a particular fund or a particular share class over other funds or share classes. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, may be separately incented to include shares of the funds in Contracts offered by affiliated insurance companies, as employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the distributor and the investment manager, and the products they offer, including the funds.

Statement of Additional Information – February 28, 2013	Page 131

CUSTODIAN SERVICES

The funds’ securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of their securities in central depository systems as allowed by federal law. For its services, each fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the fund’s custodian agreement.

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each Independent Trustee, to provide office space for use by the funds and their Board, and to provide any other services to the Board or the Independent Trustees, as may be reasonably requested.

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARIES

As described herein and in its prospectus, Columbia Commodity Strategy Fund may invest up to 25% of its total assets in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”). At the commencement of operations of Columbia Commodity Strategy Fund it is expected that, initially, one wholly-owned subsidiary of Columbia Commodity Strategy Fund will operate to provide the Fund with exposure to the commodities markets. The Subsidiary is a limited liability company organized under the laws of the Cayman Islands, whose registered office is located at the offices of P.O. Box 309, Ugland House, Grand Cayman Islands. The Subsidiary’s affairs are overseen by its own board of directors. However, the Board of Columbia Commodity Strategy Fund maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The following individuals serve as Directors of the Subsidiary:

Name, address, year of birth	Position held with Subsidiary and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	Director since 2011	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008-January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Treasurer, Columbia Funds, October 2003-May 2008
Christopher C. Thompson 225 Franklin Street Boston, MA 02110 1964	Director since 2011	Senior Vice President and Head of Product Management and Marketing, Columbia Management Investment Advisers, LLC since May 2010; Managing Director and Heal of Product Management, Putnam Investments, 2007-2010; Head of Defined Contribution Investment Only Business, Putnam Investments, 2005-2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Director since 2011	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

As noted above, Columbia Management is responsible for the Subsidiary’s day-to-day business pursuant to a separate Investment Management Services Agreement with Columbia Management and Threadneedle selects the Subsidiary’s investments pursuant to an Addendum to the subadvisory agreement with Columbia Management. Under these agreements, Columbia Management and Threadneedle provide the Subsidiary with the same type of management and subadvisory services, under the same terms, as are provided to Columbia Commodity Strategy Fund. Additionally, the Subsidiary has entered into a separate Administrative Services Agreement with Columbia Management for administrative services to the Subsidiary.

The Subsidiary has entered into a separate contract for the provision of custodian services with the funds’ custodian, JPMorgan Chase Bank, N.A. (JPMorgan). The Subsidiary has also entered into arrangements with PricewaterhouseCoopers LLP to serve as

Statement of Additional Information – February 28, 2013	Page 132

the Subsidiary’s independent auditor. Financial statements prior to August 31, 2012 were audited by Ernst & Young LLP, the Subsidiary’s former independent auditor. In managing the Subsidiary’s investment portfolio, and in adhering to Columbia Commodity Strategy Fund’s compliance policies and procedures, Columbia Management will treat the assets of the Subsidiary generally as if the assets were held directly by the Fund. The Chief Compliance Officer makes periodic reports to the Board of Columbia Commodity Strategy Fund regarding the management and operations of the Subsidiary.

The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. Columbia Commodity Strategy Fund expects that the expenses borne by the Subsidiary will not be material in relation of the value of the Fund’s assets.

Please refer to the section titled “Taxes — The Subsidiary” for information about certain tax aspects of Columbia Commodity Strategy Fund’s investment in the Subsidiary.

Statement of Additional Information – February 28, 2013	Page 133

Organizational Information

Each fund is an open-end management investment company. The funds’ headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund’s net assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund’s management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. Shares of the Columbia and RiverSource funds, have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected, all of which may, in the shareholder’s discretion, be voted for a single Board member.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

SHAREHOLDER LIABILITY

For funds organized as Massachusetts business trusts, under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the “Declaration of Trust”), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

Statement of Additional Information – February 28, 2013	Page 134

Table 23. Fund History Table

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
Columbia Funds Series Trust II(1),(2)	1/27/06		Business Trust	MA	4/30
Columbia Absolute Return Currency and Income Fund		6/15/06			10/31	Yes
Columbia Absolute Return Emerging Markets Macro Fund		4/11/11			5/31	No
Columbia Absolute Return Enhanced Multi-Strategy Fund		4/7/11			5/31	Yes
Columbia Absolute Return Multi-Strategy Fund		4/7/11			5/31	Yes
Columbia Active Portfolios – Diversified Equity Income Fund		4/20/12			5/31	Yes
Columbia AMT-Free Tax-Exempt Bond Fund(3)		11/24/76			7/31(18)	Yes
Columbia Asia Pacific ex-Japan Fund(3)		7/15/09			10/31	Yes
Columbia Capital Allocation Aggressive Portfolio(20)		3/4/04			1/31	Yes
Columbia Capital Allocation Conservative Portfolio(20)		3/4/04			1/31	Yes
Columbia Capital Allocation Moderate Portfolio (20)		3/4/04			1/31	Yes
Columbia Commodity Strategy Fund		7/28/11			5/31	Yes
Columbia Diversified Bond Fund(4)		10/3/74			8/31	Yes
Columbia Diversified Equity Income Fund		10/15/90			5/31(16)	Yes
Columbia Dividend Opportunity Fund(5)		8/1/88			5/31(6)	Yes
Columbia Emerging Markets Bond Fund		2/16/06			10/31	No
Columbia Emerging Markets Opportunity Fund(3),(7),(8)		11/13/96			10/31	Yes
Columbia Equity Value Fund		5/14/84			2/29(9)	Yes
Columbia European Equity Fund(7),(8)		6/26/00			10/31	Yes
Columbia Flexible Capital Income Fund		7/28/11			5/31	Yes
Columbia Floating Rate Fund		2/16/06			7/31	Yes
Columbia Frontier Fund		12/10/84			10/31	Yes
Columbia Global Bond Fund		3/20/89			10/31	No
Columbia Global Equity Fund(7),(8),(10)		5/29/90			10/31	Yes
Columbia Global Opportunities Fund(14),(20)		1/23/85			7/31(19)	Yes
Columbia Government Money Market Fund(11)		1/31/77			11/30(12)	Yes
Columbia High Yield Bond Fund(4)		12/8/83			5/31	Yes
Columbia Income Builder Fund(3)		2/16/06			1/31(13)	Yes
Columbia Income Opportunities Fund		6/19/03			7/31	Yes
Columbia Inflation Protected Securities Fund		3/4/04			7/31	No
Columbia Large Core Quantitative Fund(3),(14)		4/24/03			7/31	Yes
Columbia Large Growth Quantitative Fund(3)		5/17/07			7/31(19)	Yes
Columbia Large Value Quantitative Fund(3)		8/1/08			7/31(19)	Yes
Columbia Limited Duration Credit Fund(3)		6/19/03			7/31	Yes
Columbia Marsico Flexible Capital Fund		9/28/10			8//31	Yes
Columbia Mid Cap Growth Opportunity Fund(3),(14)		6/4/57			11/30	Yes
Columbia Mid Cap Value Opportunity Fund(3)		2/14/02			5/31(16)	Yes
Columbia Minnesota Tax-Exempt Fund		8/18/86			7/31(15)	No
Columbia Money Market Fund(3)		10/6/75			7/31	Yes
Columbia Multi-Advisor International Value Fund(3),(8)		9/28/01			10/31	Yes
Columbia Multi-Advisor Small Cap Value Fund(3),(8)		6/18/01			5/31	Yes
Columbia Portfolio Builder Moderate Aggressive Fund		3/4/04			1/31	Yes
Columbia Portfolio Builder Moderate Conservative Fund		3/4/04			1/31	Yes
Columbia Recovery and Infrastructure Fund		2/19/09			4/30	Yes
Columbia Select Large-Cap Value Fund(3)		4/25/97			5/31(17)	Yes
Columbia Select Smaller-Cap Value Fund(3)		4/25/97			5/31(17)	Yes
Columbia Seligman Communications and Information Fund(3)		6/23/83			5/31(17)	Yes
Columbia Seligman Global Technology Fund(3)		5/23/94			10/31	No
Columbia U.S. Government Mortgage Fund		2/14/02			5/31	Yes

Statement of Additional Information – February 28, 2013	Page 135

*	Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names. Effective Sept. 27, 2010, several of the funds were renamed from RiverSource, Seligman and Threadneedle to Columbia.
**	If a Non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from Non-diversified to diversified. A diversified fund may convert to Non-diversified status only with shareholder approval.
(1)	Prior to March 7, 2011, Columbia Funds Series Trust II was known as RiverSource Series Trust. Prior to September 11, 2007, RiverSource Series Trust was known as RiverSource Retirement Series Trust.
(2)	Prior to March 7, 2011, certain of the funds were organized as series under various Minnesota and Maryland corporations.
(3)	Effective Sept. 27, 2010, RiverSource Limited Duration Bond Fund changed its name to Columbia Limited Duration Credit Fund; RiverSource Mid Cap Growth Fund changed its name to Columbia Mid Cap Growth Opportunity Fund; Threadneedle Emerging Markets Fund changed its name to Columbia Emerging Markets Opportunity Fund; RiverSource Income Builder Basic Income Fund changed its name to Columbia Income Builder Fund; RiverSource Partners International Select Value Fund changed its name to Columbia Multi-Advisor International Value Fund; Threadneedle Asia Pacific Fund changed its name to Columbia Asia Pacific ex-Japan Fund; RiverSource Disciplined Large Cap Growth Fund changed its name to Columbia Large Growth Quantitative Fund; RiverSource Disciplined Large Cap Value Fund changed its name to Columbia Large Value Quantitative Fund; RiverSource Mid Cap Value Fund changed its name to Columbia Mid Cap Value Opportunity Fund; RiverSource Disciplined Equity Fund changed its name to Columbia Large Core Quantitative Fund; RiverSource Partners Small Cap Value Fund changed its name to Columbia Multi-Advisor Small Cap Value Fund; RiverSource Cash Management Fund changed its name to Columbia Money Market Fund; RiverSource Tax-Exempt Bond Fund changed its name to Columbia AMT-Free Tax-Exempt Bond Fund; Seligman Communications and Information Fund, Inc. changed its name to Columbia Seligman Communications and Information Fund, Inc.; Seligman Global Technology Fund changed its name to Columbia Seligman Global Technology Fund; Seligman Large-Cap Value Fund changed its name to Columbia Select Large-Cap Value Fund; and Seligman Smaller-Cap Value Fund changed its name to Columbia Select Smaller-Cap Value Fund.
(4)	Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund and Extra Income Fund changed its name to High Yield Bond Fund.
(5)	Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.
(6)	Effective in 2012, the fiscal year end was changed from June 30 to May 31.
(7)	Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund and Global Equity Fund changed its name to Threadneedle Global Equity Fund.
(8)	Effective March 31, 2008, RiverSource Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund; RiverSource Global Equity Fund changed its name to Threadneedle Global Equity Fund; RiverSource European Equity Fund changed its name to Threadneedle European Equity Fund; RiverSource International Select Value Fund changed its name to RiverSource Partners International Select Value Fund; RiverSource Small Cap Value Fund changed its name to RiverSource Partners Small Cap Value Fund.
(9)	Effective in 2012, the fiscal year end was changed from March 31 to February 29.
(10)	Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.
(11)	Effective Sept. 25, 2009, Seligman Cash Management Fund, Inc. changed its name to RiverSource Government Money Market Fund, Inc.
(12)	Effective in 2011, the fiscal year end was changed from Dec. 31 to Nov. 30.
(13)	Effective Jan. 31, 2008, the fiscal year end was changed from May 31 to Jan. 31.
(14)	Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, and Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund.
(15)	Effective April 13, 2006, the fiscal year end was changed from June 30 to Aug. 31. Effective in 2012, the fiscal year end was changed from Aug. 31 to July 31.
(16)	Effective in 2012, the fiscal year end was changed from Sept. 30 to May 31.
(17)	Effective in 2012, the fiscal year end was changed from Dec. 31 to May 31.
(18)	Effective in 2012, the fiscal year end was changed from Nov. 30 to July 31.
(19)	Effective in 2012, the fiscal year end was changed from Sept. 30 to July 31.
(20)	Effective Dec. 14, 2012, Columbia Portfolio Builder Aggressive Fund changed its name to Columbia Capital Allocation Aggressive Portfolio, Columbia Portfolio Builder Conservative Fund changed its name to Columbia Capital Allocation Conservative Portfolio, Columbia Portfolio Builder Moderate Fund changed its name to Columbia Capital Allocation Moderate Portfolio and Columbia Strategic Allocation Fund changed its name to Columbia Global Opportunities Fund.

Statement of Additional Information – February 28, 2013	Page 136

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Table 24. Trustees

Independent Trustees

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	Director, BlueCross BlueShield of Minnesota since 2009	Board Governance, Compliance, Contracts, Investment Review
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)	Audit, Compliance, Executive, Investment Review
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003	152	None	Audit, Investment Review

Statement of Additional Information – February 28, 2013	Page 137

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)	Audit, Board Governance, Executive, Investment Review
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	152	None	Audit, Compliance Investment Review
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)	Audit, Executive, Compliance, Investment Review
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)	Board Governance, Contracts, Investment Review

Statement of Additional Information – February 28, 2013	Page 138

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002	Board Governance, Compliance, Contracts, Executive, Investment Review
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2012	Board Governance, Contracts, Executive, Investment Review
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007	Contracts, Compliance, Investment Review
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)	Contracts, Board Governance, Investment Review
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003 -2010 (biotechnology)	152	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002	Audit, Executive, Investment Review

Statement of Additional Information – February 28, 2013	Page 139

Interested Trustee Not Affiliated with Investment Manager*

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)	Compliance, Investment Review

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Statement of Additional Information – February 28, 2013	Page 140

Interested Trustee Affiliated with Investment Manager*

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	President, Columbia Management Investment Advisers, LLC since February 2012 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President –U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	204	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

Statement of Additional Information – February 28, 2013	Page 141

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Table 25. Fund Officers

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004 -April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 - January 2009; Treasurer, Columbia Funds, October 2003 - May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010 and Vice President –Asset Management and Trust Company Services, 2006 – 2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 - 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 – April 2010

Statement of Additional Information – February 28, 2013	Page 142

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 – January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 – April 2011 and of the Nations Funds, May 2010 – March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President – Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President –Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998 – May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008 (previously, Managing Director and Associate General Counsel, January 2005 – July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel Bank of America, June 2005 – April 2010

Responsibilities of Board with respect to fund management

The Board oversees management of the trusts and the funds (collectively, the “funds”). The Board is chaired by an Independent Trustee who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds’ Chief Compliance Officer (“CCO”), counsel to the Independent Trustees (as described below), and representatives of the funds’ service providers and overseeing Board Services.

The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The investment manager is responsible for day-to-day management and administration of the funds and management of the risks that arise from the funds’ investments and operations. The Board’s oversight of the investment manager and other service providers in the operation of the funds includes oversight with respect to various risk management functions. The funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the investment manager, the subadvisers and other service providers (depending on the nature of the risk) who carry out the funds’ investment management and business affairs. Each of the investment manager, the subadvisers and other service providers has its own, independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a fund or to

Statement of Additional Information – February 28, 2013	Page 143

develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the trusts, the Board, directly or through a committee, interacts with and reviews reports from, among others, the investment manager, subadvisers, the independent registered public accounting firm for the funds, and internal auditors for the investment manager or its affiliates, as appropriate, regarding risks faced by the funds and relevant risk functions. The Board also meets periodically with the funds’ CCO, to receive reports regarding the compliance of the funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board, with the assistance of the Investment Review Committee, reviews investment policies in connection with its review of the funds’ performance, and meets periodically with the portfolio managers of the funds to receive reports regarding the management of the funds, including various investment risks. As part of the Board’s periodic review of the funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. In addition, the Board oversees processes that are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest.

Committees of the Board

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Trustees (for these purposes, persons who are not affiliated persons of the investment manager or Ameriprise Financial). The table above describing each Trustee also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Trustees and the investment manager between Board meetings in respect of general matters.

Board Governance Committee — Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for trustee, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, Columbia Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402- 3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Trustee, as encapsulated in their bios included in Table 24.

Statement of Additional Information – February 28, 2013	Page 144

The Board believes that the funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

PROFESSIONAL BACKGROUND
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO/Chairman	Investment	Legal; Regulatory	Political	Academic	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Boudreau	MA	X		X				X
Carlton	NY			X	X			X
Carmichael	IL	X		X	X			X
Flynn	MA						X
Hawkins	CA	X		X				X
Hilliard	CA	X
Lewis	MN		X				X
Paglia	NY	X		X				X
Richie	MI	X	X		X
Santomero	PA		X	X	X		X	X
Shaw	SC	X	X	X
Taunton-Rigby	MA	X		X				X

With respect to the trusteeship of Mr. Truscott on the Board, who is not an Independent Trustee, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Trustees’ increased access to information regarding the funds’ investment manager, which is the funds’ most significant service provider. With respect to the trusteeship of Dr. Santomero on the Board, the committee and the Board have concluded that, despite his lack of technical independence of the funds under the 1940 Act (arising from his board service to Citigroup, Inc. and Citigroup, N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with the investment manager or Ameriprise Financial. The committee and the Board also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which can complement well the mix of experiences represented by the other Board members.

Compliance Committee — Supports the Funds’ maintenance of a strong compliance program by providing a forum for Independent Trustees to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ CCO to meet with Independent Trustees on a regular basis to discuss compliance matters.

Contracts Committee — Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Trustees, the funds’ investment advisory, subadvisory (if any) and principal underwriting contracts to assists the Trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements.

Executive Committee — Acts, as needed, for the Board between meetings of the Board.

Investment Review Committee — Reviews and oversees the management of the Funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Audit Committee — Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the funds’ risks by, among other things, meeting with the funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds’ Disclosure Controls and Procedures.

Statement of Additional Information – February 28, 2013	Page 145

This table shows the number of times the committees met during each fund’s most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 26. Committee Meetings

Fiscal Period	Board Governance Committee	Compliance Committee	Contracts Committee	Executive Committee	Investment Review Committee	Audit Committee
For funds with fiscal period ending January 31	6	5	6	0	6	7
For funds with fiscal period ending February 29	7	5	6	0	6	7
For funds with fiscal period ending April 30	7	5	6	1	6	7
For funds with fiscal period ending May 31	7	5	6	1	6	7
For funds with fiscal period ending June 30	6	5	6	0	6	8
For funds with fiscal period ending July 31	7	5	6	1	6	8
For funds with fiscal period ending August 31	7	5	6	1	6	8
For funds with fiscal period ending September 30	6	5	6	0	6	8
For funds with fiscal period ending October 31	7	5	6	1	6	6
For funds with fiscal period ending November 30	6	5	6	0	6	8
For funds with fiscal period ending December 31	6	5	6	0	6	7

Statement of Additional Information – February 28, 2013	Page 146

TRUSTEES HOLDINGS

The following table shows the Trustees’ dollar range of equity securities beneficially owned on Dec. 31, 2012 of each individual fund owned by a Trustee, and the aggregate dollar range of equity securities of all funds overseen by the Trustees.

Table 27. Trustee Holdings

Based on net asset values as of Dec. 31, 2012:

Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
Kathleen Blatz	Columbia Dividend Opportunity Fund	Over $100,000	Over $100,000
	Columbia Emerging Markets Bond Fund	Over $100,000
	Columbia Emerging Markets Opportunity Fund	Over $100,000
	Columbia Frontier Fund	$50,001-$100,000
	Columbia Global Equity Fund	Over $100,000
	Columbia Income Opportunities Fund	$1-$10,000
	Columbia Multi-Advisor International Equity Fund	Over $100,000
	Columbia Multi-Advisor Small Cap Value Fund	$50,001-$100,000
	Columbia Seligman Communications and Information Fund	$50,001-$100,000
	Columbia Seligman Global Technology Fund	$1-$10,000
	Columbia Seligman Premium Technology Growth Fund, Inc.	$1-$10,000
	Columbia Tax-Exempt Fund	$1-$10,000
	Columbia U.S. Government Mortgage Fund	$10,001-$50,000
	Tri-Continental Corporation	$1-$10,000
Edward Boudreau	Columbia Balanced Fund(a)	$10,001-$50,000	Over $100,000(b)
	Columbia Convertible Securities Fund(a)	$10,001-$50,000
	Columbia Large Cap Core Fund(a)	Over $100,000
	Columbia Large Cap Enhanced Core Fund(a)	$10,001-$50,000
	Columbia Large Cap Value Fund(a)	$10,001-$50,000
	Columbia Marsico Focused Equities Fund(a)	$10,001-$50,000
	Columbia Money Market Fund(a)	$1-$10,000
	Columbia Seligman Global Technology Fund	$10,001-$50,000
	Columbia Short Term Bond Fund(a)	Over $100,000
	Columbia Small Cap Growth Fund	$1-$10,000
	Columbia Small Cap Value Fund II	$1-$10,000

Statement of Additional Information – February 28, 2013	Page 147

Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
Pamela Carlton	Columbia Absolute Return Emerging Markets Macro Fund(a)	$10,001-$50,000	Over $100,000(b)
	Columbia Absolute Return Enhanced Multi-Strategy Fund(a)	$10,001-$50,000
	Columbia Absolute Return Multi-Strategy Fund(a)	$10,001-$50,000
	Columbia Convertible Securities Fund	$1-$10,000
	Columbia Diversified Equity Income Fund	$10,001-$50,000
	Columbia Dividend Opportunity Fund	$10,001-$50,000
	Columbia Emerging Markets Opportunity Fund(a)	$10,001-$50,000
	Columbia Floating Rate Fund(a)	$50,001-$100,000
	Columbia Global Equity Fund(a)	$50,001-$100,000
	Columbia High Yield Bond Fund	$10,001-$50,000
	Columbia Income Opportunities Fund	$10,001-$50,000
	Columbia Inflation Protected Securities Fund	$10,001-$50,000
	Columbia Large Cap Enhanced Core Fund	$10,001-$50,000
	Columbia Money Market Fund(a)	$1-$10,000
	Columbia Select Large Cap Growth Fund	$1-$10,000
	Columbia Select Large-Cap Value Fund(a)	$10,001-$50,000
	Columbia Seligman Premium Technology Growth Fund, Inc.	$1-$10,000
	Columbia Short Term Bond Fund	$50,001-$100,000
	Columbia U.S. Government Mortgage Fund	$10,001-$50,000
	Tri-Continental Corporation	$10,001-$50,000
William Carmichael	Columbia Absolute Return Currency and Income Fund(a)	$50,001-$100,000	Over $100,000(b)
	Columbia Energy and Natural Resources Fund(a)	$50,001-$100,000
	Columbia International Value Fund	Over $100,000
	Columbia Marsico Growth Fund	$10,001-$50,000
	Columbia Marsico Focused Equities Fund	$50,001-$100,000
	Columbia Mid Cap Growth Fund(a)	Over $100,000
	Columbia Mid Cap Value Fund(a)	Over $100,000
	Columbia Pacific/Asia Fund(a)	$50,001-$100,000
	Columbia Real Estate Equity Fund(a)	$50,001-$100,000
	Columbia Small Cap Growth Fund II(a)	$50,001-$100,000
	Columbia Value and Restructuring Fund(a)	Over $100,000
Patricia M. Flynn	Columbia Emerging Markets Opportunity Fund(a)	$50,001-$100,000	Over $100,000(b)
	Columbia Global Opportunities Fund	$10,001-$50,000
	Columbia Large Cap Index Fund(a)	$50,001-$100,000
	Columbia Masters International Equity Portfolio(a)	$50,001-$100,000
	Columbia Money Market Fund(a)	$10,001-$50,000
	Columbia Multi-Adviser International Equity Fund(a)	$50,001-$100,000
	Columbia Seligman Communications and Information Fund(a)	Over $100,000
	Tri-Continental Corporation	$10,001-$50,000

Statement of Additional Information – February 28, 2013	Page 148

Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
William Hawkins	Columbia Balanced Fund(a)	$50,001-$100,000	Over $100,000(b)
	Columbia Diversified Equity Income Fund	$10,001-$50,000
	Columbia Income Opportunities Fund	$10,001-$50,000
	Columbia International Value Fund(a)	$50,001-$100,000
	Columbia Mid Cap Index Fund(a)	$50,001-$100,000
	Columbia Money Market Fund(a)	$1-$10,000
R. Glenn Hilliard	Columbia Dividend Opportunity Fund(a)	$50,001-$100,000	Over $100,000(b)
	Columbia Global Equity Fund(a)	$10,001-$50,000
	Columbia High Yield Bond Fund(a)	$50,001-$100,000
	Columbia Income Opportunities Fund(a)	$50,001-$100,000
	Columbia International Value Fund(a)	$10,001-$50,000
	Columbia Marsico Focused Equities Fund(a)	Over $100,000
	Columbia Marsico International Opportunities Fund(a)	Over $100,000
	Columbia Money Market Fund(a)	$1-$10,000
	Columbia Multi-Advisor International Equity Fund(a)	$10,001-$50,000
Stephen R. Lewis, Jr.	Columbia Absolute Return Enhanced Multi-Strategy Fund(a)	$10,001-$50,000	Over $100,000(b)
	Columbia Diversified Bond Fund	$1-$10,000
	Columbia Diversified Equity Income Fund	$10,001-$50,000
	Columbia Dividend Opportunity Fund	Over $100,000
	Columbia Emerging Markets Bond Fund(a)	$50,001-$100,000
	Columbia Emerging Markets Opportunity Fund(a)	$50,001-$100,000
	Columbia Flexible Capital Income Fund	$50,001-$100,000
	Columbia Income Builder Fund	Over $100,000
	Columbia Income Opportunities Fund(a)	Over $100,000
	Columbia Large Growth Quantitative Fund(a)	$10,001-$50,000
	Columbia Limited Duration Credit Fund(a)	Over $100,000
	Columbia Marsico Global Fund(a)	Over $100,000
	Columbia Money Market Fund(a)	$10,001-$50,000
	Columbia Select Large-Cap Value Fund(a)	Over $100,000
	Columbia Select Smaller-Cap Value Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund(a)	Over $100,000
	Columbia Seligman Premium Technology Growth Fund, Inc.	$1-$10,000
	Tri-Continental Corporation	$1-$10,000
Catherine James Paglia	Columbia Contrarian Core Fund(a)	Over $100,000	Over $100,000(b)
	Columbia Flexible Capital Income Fund(a)	Over $100,000
	Columbia Money Market Fund(a)	$10,001-$50,000
	Columbia Seligman Premium Technology Growth Fund, Inc.	$1-$10,000
	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – February 28, 2013	Page 149

Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
Leroy C. Richie	Columbia Acorn International Fund	$1-$10,000	Over $100,000
	Columbia Balanced Fund	$1-$10,000
	Columbia Diversified Bond Fund	$1-$10,000
	Columbia Emerging Markets Opportunity Fund	$1-$10,000
	Columbia Frontier Fund	$1-$10,000
	Columbia Global Equity Fund	$1-$10,000
	Columbia High Yield Bond Fund	$1-$10,000
	Columbia Large Cap Growth Fund	$1-$10,000
	Columbia Large Cap Index Fund	$50,001-$100,000
	Columbia Large Core Quantitative Fund	$1-$10,000
	Columbia Mid Cap Growth Fund	$1-$10,000
	Columbia Select Large-Cap Value Fund	$1-$10,000
	Columbia Select Smaller-Cap Value Fund	$1-$10,000
	Columbia Seligman Communications and Information Fund	$1-$10,000
	Columbia Seligman Global Technology Fund	$1-$10,000
	Columbia Seligman Premium Technology Growth Fund, Inc.	$1-$10,000
	Columbia Short Term Bond Fund	$1-$10,000
	Columbia Tax Exempt Fund	$1-$10,000
	Tri-Continental Corporation	Over $100,000
Anthony Santomero	Columbia Limited Duration Credit Fund	Over $100,000	Over $100,000(b)
	Columbia Short Term Bond Fund(a)	Over $100,000
Minor Shaw	Columbia Convertible Securities Fund(c)	$10,001-$50,000	Over $100,000(b)
	Columbia Dividend Income Fund(a)	Over $100,000
	Columbia Dividend Opportunity Fund(c)	$10,001-$50,000
	Columbia Emerging Markets Bond Fund(c)	$10,001-$50,000
	Columbia European Equity Fund(c)	$50,001-$100,000
	Columbia Income Opportunities Fund(c)	$10,001-$50,000
	Columbia Large Cap Index Fund(c)	$10,001-$50,000
	Columbia Marsico Focused Equities Fund(a)	Over $100,000
	Columbia Mid Cap Index Fund(a), (c)	Over $100,000
	Columbia Money Market Fund(a)	$1-$10,000
	Columbia Small Cap Index Fund(a), (c)	Over $100,000
	Columbia U.S. Government Mortgage Fund(c)	$10,001-$50,000

Statement of Additional Information – February 28, 2013	Page 150

Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
Alison Taunton-Rigby	Columbia Balanced Fund(a)	$50,001-$100,000	Over $100,000(b)
	Columbia Dividend Opportunity Fund(a)	Over $100,000
	Columbia Emerging Markets Bond Fund(a)	$10,001-$50,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Global Opportunities Fund	Over $100,000
	Columbia High Yield Bond Fund(a)	$10,001-$50,000
	Columbia Income Builder Fund	Over $100,000
	Columbia Limited Duration Credit Fund	Over $100,000
	Columbia Mid Cap Value Opportunity Fund	$50,001-$100,000
	Columbia Money Market Fund(a)	$1-$10,000
	Columbia Multi-Advisor Small Cap Value Fund	$50,001-$100,000
	Columbia Seligman Communications and Information Fund(a)	Over $100,000
	Columbia Seligman Premium Technology Growth Fund, Inc.	$1-$10,000
	Tri-Continental Corporation	$1-$10,000
William F. Truscott	Columbia Absolute Return Emerging Markets Macro Fund	$50,001-$100,000	Over $100,000
	Columbia Absolute Return Enhanced Multi-Strategy Fund	Over $100,000
	Columbia Absolute Return Multi-Strategy Fund	Over $100,000
	Columbia Capital Allocation Aggressive Portfolio	$50,001-$100,000
	Columbia Contrarian Core Fund	$50,001-$100,000
	Columbia Corporate Income Fund	$10,001-$50,000
	Columbia Diversified Bond Fund	$50,001-$100,000
	Columbia Dividend Income Fund	$10,001-$50,000
	Columbia Dividend Opportunity Fund	Over $100,000
	Columbia Emerging Markets Fund	$10,001-$50,000
	Columbia Emerging Markets Bond Fund	$1-$10,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Flexible Capital Income Fund	$50,001-$100,000
	Columbia Floating Rate Fund	Over $100,000
	Columbia Global Equity Fund	Over $100,000
	Columbia Global Opportunities Fund	Over $100,000
	Columbia High Yield Bond Fund	$50,001-$100,000
	Columbia Income Opportunities Fund	Over $100,000
	Columbia Large Core Quantitative Fund	$50,001-$100,000
	Columbia Large Growth Quantitative Fund	$10,001-$50,000
	Columbia Large Value Quantitative Fund	$10,001-$50,000
	Columbia Limited Duration Credit Fund	Over $100,000
	Columbia Mid Cap Growth Fund	$10,001-$50,000
	Columbia Mid Cap Value Fund	$50,001-$100,000
	Columbia Mid Cap Value Opportunity Fund	Over $100,000
	Columbia Multi-Advisor International Equity Fund	Over $100,000
	Columbia Multi-Advisor International Value Fund	$10,001-$50,000
	Columbia Real Estate Equity Fund	$10,001-$50,000
	Columbia Select Large Cap Growth Fund	$10,001-$50,000

Statement of Additional Information – February 28, 2013	Page 151

Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
	Columbia Select Large Cap Value Fund	$50,001-$100,000
	Columbia Select Smaller-Cap Value Fund	Over $100,000
	Columbia Seligman Communications and Information Fund	$50,001-$100,000
	Columbia Seligman Global Technology Fund	$50,001-$100,000
	Columbia Seligman Premium Technology Growth Fund, Inc.	$10,001-$50,000
	Columbia Small Cap Core Fund	$10,001-$50,000
	Columbia Strategic Income Fund	Over $100,000
	Tri-Continental Corporation	$10,001-$50,000

(a)	Deferred compensation invested in share equivalents:

A. Boudreau	Columbia Balanced Fund	$10,001-$50,000
	Columbia Large Cap Core Fund	$50,001-$100,000
	Columbia Large Cap Enhanced Fund	$10,001-$50,000
	Columbia Large Cap Value Fund	$10,001-$50,000
	Columbia Marsico Focused Equities Fund	$10,001-$50,000
	Columbia Money Market Fund	$1-$10,000
	Columbia Short Term Bond Fund	Over $100,000
B. Carlton	Columbia Absolute Return Emerging Markets Macro Fund	$10,001-$50,000
	Columbia Absolute Return Enhanced Multi-Strategy Fund	$10,001-$50,000
	Columbia Absolute Return Multi-Strategy Fund	$10,001-$50,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Floating Rate Fund	$50,001-$100,000
	Columbia Global Equity Fund	$10,001-$50,000
	Columbia Money Market Fund	$1-$10,000
	Columbia Select Large Cap Value Fund	$10,001-$50,000
C. Carmichael	Columbia Absolute Return Currency and Income Fund	$50,001-$100,000
	Columbia Energy and Natural Resources Fund	$50,001-$100,000
	Columbia Mid Cap Growth Fund	Over $I00,000
	Columbia Mid Cap Value Fund	Over $100,000
	Columbia Pacific/Asia Fund	$50,001-$100,000
	Columbia Real Estate Equity Fund	$50,001-$100,000
	Columbia Small Cap Growth Fund II	$50,001-$100,000
	Columbia Value and Restructuring Fund	Over $100,000
D. Flynn	Columbia Emerging Markets Opportunity Fund	$50,001-$100,000
	Columbia Large Cap Index Fund	$50,001-$100,000
	Columbia Masters International Equity Portfolio	$50,001-$100,000
	Columbia Money Market Fund	$10,001-$50,000
	Columbia Multi-Adviser International Equity Fund	$50,001-$100,000
	Columbia Seligman Communications and Information Fund	Over $100,000
E. Hawkins	Columbia Balanced Fund	$50,001-$100,000
	Columbia International Value Fund	$50,001-$100,000
	Columbia Mid Cap Index Fund	$50,001-$100,000
	Columbia Money Market Fund	$1-$10,000
F. Hilliard	Columbia Dividend Opportunity Fund	$50,001-$100,000
	Columbia Global Equity Fund	$10,001-$50,000
	Columbia High Yield Bond Fund	$50,001-$100,000
	Columbia Income Opportunities Fund	$50,001-$100,000
	Columbia International Value Fund	$10,001-$50,000
	Columbia Marsico Focused Equities Fund	Over $100,000
	Columbia Marsico International Opportunities Fund	Over $100,000
	Columbia Money Market Fund	$1-$10,000
	Columbia Multi-Advisor International Equity Fund	$10,001-$50,000

Statement of Additional Information – February 28, 2013	Page 152

G. Lewis	Columbia Absolute Return Enhanced Multi-Strategy Fund	$10,001-$50,000
	Columbia Emerging Markets Bond Fund	$50,001-$100,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Income Opportunities Fund	$50,001-$100,000
	Columbia Large Growth Quantitative Fund	$10,001-$50,000
	Columbia Limited Duration Credit Fund	Over $100,000
	Columbia Marsico Global Fund	$50,001-$100,000
	Columbia Money Market Fund	$10,001-$50,000
	Columbia Select Large-Cap Value Fund	Over $100,000
	Columbia Seligman Communications and Information Fund	$50,001-$100,000
H. Paglia	Columbia Contrarian Core Fund	Over $100,000
	Columbia flexible Capital Income Fund	Over $100,000
	Columbia Money Market Fund	$10,001-$50,000
I. Shaw	Columbia Dividend Income Fund	Over $100,000
	Columbia Dividend Opportunity Fund	Over $100,000
	Columbia Marsico Focused Equities Fund	Over $100,000
	Columbia Mid Cap Index Fund	Over $100,000
	Columbia Money Market Fund	$1-$10,000
	Columbia Small Cap Index Fund	Over $100,000
J. Santomero	Columbia Short Term Bond Fund	Over $100,000
K. Taunton-Rigby	Columbia Balanced Fund	$50,001-$100,000
	Columbia Dividend Opportunity Fund	$50,001-$100,000
	Columbia Emerging Markets Bond Fund	$10,001-$50,000
	Columbia High Yield Bond Fund	$10,001-$50,000
	Columbia Money Market Fund	$1-$10,000
	Columbia Seligman Communications and Information Fund	$50,001-$100,000

(b)	Total includes deferred compensation invested in share equivalents.

(c)	Ms. Shaw invests in a Section 529 Plan managed by the Investment Manager that allocates assets to various mutual funds, including Columbia Funds. The amount shown in the table includes the value of her interest in this plan determined as if her investment in the plan were invested directly in the Columbia Fund pursuant to the plan’s target allocations.

Columbia Dividend Opportunity Fund	$10.001-$50,000
Columbia Large Cap Index Fund	$10,001-$50,000
Columbia Mid Cap Index Fund	$10,001-$50,000
Columbia Small Cap Index Fund	$10,001-$50,000
Columbia European Equity Fund	$50,001-$100,000
Columbia Convertible Securities Fund	$10,001-$50,000
Columbia Income Opportunities Fund	$10,001-$50,000
Columbia U.S. Government Mortgage Fund . . .	$10,001-$50,000
Columbia Emerging Markets Bond Fund	$10,001-$50,000

As of 30 days prior to the date of this SAI, the Trustees and officers as a group owned 10.97% of Columbia Absolute Return Emerging Markets Macro Fund Class A shares. The Board members and officers as a group owned less than 1% of the outstanding shares of any class of any other Columbia fund.

Statement of Additional Information – February 28, 2013	Page 153

COMPENSATION OF TRUSTEES

Total compensation. The following table shows the total compensation paid to Independent Trustees from all the funds in the last fiscal period.

Table 28. Trustee Compensation – All Funds

Board member(a)	Total Cash Compensation from Funds Family Paid to Trustee
Kathleen Blatz	$245,000
Edward Boudreau	$255,000	(b)
Pamela Carlton	$232,500	(b)
William Carmichael	$245,000
Patricia Flynn	$242,500	(b)
William Hawkins	$255,000	(b)
R. Glenn Hilliard	$230,000	(b)
Stephen Lewis, Jr.	$430,000	(b)
John F. Maher(c)	$217,500	(b)
John Nagorniak(c)	$206,250	(b)
Catherine James Paglia	$250,000	(b)
Leroy C. Richie	$247,500
Anthony Santomero	$237,500
Minor Shaw	$232,500	(b)
Alison Taunton-Rigby	$250,000	(b)

(a)	Trustee compensation is paid by the funds and is comprised of a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board. Compensation noted in the table does not include amounts paid by Ameriprise Financial to Board members for attendance at Board and committee meetings relating to Ameriprise Financial’s acquisition of the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates. The Chair of the Board did not receive any such compensation from Ameriprise Financial.

(b)	Mr. Boudreau, Ms. Carlton, Ms. Flynn, Mr. Hawkins, Mr. Hilliard, Mr. Lewis, Mr. Maher, Mr. Nagorniak, Ms. Paglia, Ms. Shaw and Ms. Tauton-Rigby elected to defer a portion of the total cash compensation payable during the period in the amount of $42,300, $97,250, $121,250, $66,000, $187,500, $50,167, $217,500, $61,875, $125,000, $116,250 and $167,000, respectively. Amount deferred by fund is set forth in Table 29. Additional information regarding the deferred compensation plan is described below.

(c)	Mr. Nagorniak ceased serving as a member of the Board effective September 2012. Mr. Maher ceased serving as a member of the Board effective October 2012.

The Independent Trustees determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other mutual fund complexes of comparable size, and, in doing so, they seek to set their compensation from the Fund at a level that approximates or is lower than the median level of compensation paid by such other comparable complexes. In determining the compensation paid to the Chair, the Independent Trustees take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ Chief Compliance Officer, Counsel to the Independent Trustees, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

The Independent Trustees, other than the Board Chairman, are paid an annual retainer of $180,000 with respect to all funds in the Fund Family overseen by them. Additionally, the legacy RiverSource Fund Trustees each receive $10,000 annually from two closed-end funds (collectively, the “Closed-End Funds”) based, in part, on the relative assets among the Closed-End Funds. The Independent Trustees also receive the following compensation from funds in the Fund Family other than the Closed-End Funds: committee Chairs each receive an additional annual retainer of $20,000 and subcommittee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Trustees are paid the following fees for attending

Statement of Additional Information – February 28, 2013	Page 154

Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Trustees are not paid for special meetings conducted by telephone. The Board’s Chair will receive total annual cash compensation of $430,000, of which $10,000 is allocated from the Closed-End Funds.

The Independent Trustees may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more Columbia fund and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on fund assets and liabilities.

Compensation from each fund. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.

Table 29. Trustee Compensation — Individual Funds

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichael	Flynn	Hawkins	Hilliard	Lewis	Maher(a)	Nagorniak(a)	Paglia	Richie	Santomero	Shaw	Taunton- Rigby
For funds with fiscal period ending January 31
Columbia Capital Allocation Aggressive Portfolio(b) — total	$394	$417	$377	$405	$387	$417	$378	$650	$347	$378	$377	$394	$396	$378	$399
Deferred	0	47	183	0	233	122	55	122	347	114	189	0	0	189	377
Columbia Capital Allocation Conservative Portfolio(b) — total	394	417	377	405	387	417	378	650	347	378	377	394	396	378	399
Deferred	0	47	183	0	233	122	55	122	347	114	189	0	0	189	377
Columbia Capital Allocation Moderate Portfolio(b) — total	394	417	377	405	387	417	378	650	347	378	377	394	396	378	399
Deferred	0	47	183	0	233	122	55	122	347	114	189	0	0	189	377
Columbia Income Builder(b) — total	394	417	377	405	387	417	378	650	347	378	377	394	396	378	399
Deferred	0	47	183	0	233	122	55	122	347	114	189	0	0	189	377
Columbia Portfolio Builder Moderate Aggressive(b) — total	394	417	377	405	387	417	378	650	347	378	377	394	396	378	399
Deferred	0	47	183	0	233	122	55	122	347	114	189	0	0	189	377
Columbia Portfolio Builder Moderate Conservative(b) — total	394	417	377	405	387	417	378	650	347	378	377	394	396	378	399
Deferred	0	47	183	0	233	122	55	122	347	114	189	0	0	189	377
For funds with fiscal period ending February 29
Columbia Equity Value(c) — total	1,441	1,131	1,358	1,101	1,422	1,131	1,034	2,689	1,282	1,034	1,424	1,440	1,078	1,034	1,450
Amount deferred	0	131	495	0	721	310	206	500	1,282	310	712	0	0	517	1,003
For funds with fiscal period ending April 30
Columbia Recovery and Infrastructure — total	1,492	1,453	1,437	1,413	1,489	1,453	1,371	2,823	1,353	1,371	1,481	1,508	1,394	1,388	1,513
Amount deferred	0	187	614	0	722	410	527	474	1,353	411	741	0	0	681	1,201
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro — total	686	717	658	694	686	717	679	1,224	622	679	663	694	693	687	689
Deferred	0	96	301	0	344	200	300	190	622	204	331	0	0	341	574
Columbia Absolute Return Enhanced Multi- Strategy — total	678	712	650	690	676	712	670	1,198	610	670	642	685	684	677	684
Deferred	0	93	300	0	344	200	271	190	610	201	321	0	0	335	580
Columbia Absolute Return Multi-Strategy — total	834	871	796	841	832	871	818	1,446	752	818	784	842	841	826	834
Deferred	0	112	369	0	454	246	313	232	752	245	392	0	0	411	715
Columbia Active Portfolios — Diversified Equity Income(d) — total	43	43	43	43	43	43	43	111	43	43	43	43	43	43	43
Deferred	0	8	17	0	21	11	43	11	43	13	21	0	0	21	26
Columbia Commodity Strategy(e) — total	445	451	420	431	451	451	437	782	396	437	426	451	451	444	426
Deferred	0	64	189	0	244	124	232	114	396	131	213	0	0	216	338
Columbia Diversified Equity Income(f) — total	5,538	5,803	5,307	5,628	5,518	5,803	5,456	9,785	4,993	5,456	5,391	5,591	5,584	5,510	5,580
Deferred	0	744	2,464	0	2,887	1,639	2,039	1,584	4,993	1,637	2,695	0	0	2,741	4,802
Columbia Dividend Opportunity(g) — total	3,812	3,980	3,654	3,852	3,824	3,980	3,801	6,898	3,472	3,801	3,681	3,864	3,860	3,855	3,826
Deferred	0	394	1,653	0	1,915	1,100	1,884	1,029	3,472	1,140	1,840	0	0	1,845	3,110
Columbia Flexible Capital Income(e) — total	445	451	421	432	452	451	439	798	397	439	428	452	451	446	428
Deferred	0	65	187	0	234	123	249	114	397	132	214	0	0	215	333
Columbia High Yield Bond — total	2,508	2,627	2,403	2,545	2,504	2,627	2,480	4,455	2,271	2,480	2,440	2,535	2,534	2,508	2,523
Deferred	0	344	1,107	0	2,353	737	1,019	704	2,271	744	1,220	0	0	1,238	2,136
Columbia Mid Cap Value Opportunity(f) — total	3,010	3,145	2,875	3,037	3,002	3,145	2,955	5,264	2,721	2,955	2,939	3,038	3,036	2,984	3,012
Deferred	0	400	1,338	0	1,657	890	1,073	857	2,721	887	1,469	0	0	1,480	2,604

Statement of Additional Information – February 28, 2013	Page 155

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichael	Flynn	Hawkins	Hilliard	Lewis	Maher(a)	Nagorniak(a)	Paglia	Richie	Santomero	Shaw	Taunton- Rigby
Columbia Multi-Advisor Small Cap Value — total	$997	$1,047	$956	$1,015	$995	$1,047	$988	$1,771	$902	$988	$972	$1,007	$1,009	$998	$1,004
Deferred	0	136	442	0	517	294	395	282	902	296	486	0	0	492	855
Columbia Select Large-Cap Value(h) — total	1,169	1,224	1,120	1,186	1,167	1,224	1,156	2,076	1,057	1,156	1,132	1,181	1,181	1,169	1,176
Deferred	0	160	516	0	603	344	475	328	1,057	347	566	0	0	575	995
Columbia Select Smaller-Cap Value(h) — total	1,055	1,104	1,011	1,070	1,052	1,104	1,041	2,088	954	1,041	1,030	1,066	1,064	1,053	1,062
Deferred	0	144	467	0	549	310	415	342	954	312	515	0	0	519	903
Columbia Seligman Communications and Information(h) — total	4,590	4,825	4,426	4,707	4,584	4,825	4,581	8,404	4,156	4,581	4,517	4,646	4,638	4,638	4,668
Deferred	0	648	2,082	0	2,131	1,344	2,073	1,297	4,156	1,374	2,258	0	0	2,274	3,878
Columbia U.S. Government Mortgage — total	2,104	2,192	2,008	2,112	2,107	2,192	2,078	3,701	1,911	2,078	2,008	2,129	2,127	2,104	2,097
Deferred	0	293	918	0	1,133	611	925	570	1,911	623	1,004	0	0	1,023	1,745
For funds with fiscal period ending July 31
Columbia AMT-Free Tax-Exempt Bond Fund(i)	1,320	1,472	1,267	1,431	1,276	1,472	1,299	2,280	1,168	1,299	1,342	1,320	1,327	1,312	1,399
Deferred	0	216	562	0	622	399	745	318	1,168	390	671	0	0	649	1,080
Columbia Floating Rate Fund	1,185	1,329	1,139	1,293	1,145	1,329	1,171	2,049	1,048	1,171	1,218	1,185	1,196	1,183	1,260
Deferred	0	193	507	0	565	361	653	289	1,048	351	609	0	0	586	982
Columbia Global Opportunities Fund(j)	1,689	1,885	1,622	1,833	1,635	1,885	1,666	2,917	1,496	1,666	1,727	1,691	1,702	1,684	1,790
Deferred	0	275	721	0	818	512	944	411	1,496	500	863	0	0	833	1,389
Columbia Income Opportunities Fund	3,177	3,567	3,048	3,463	3,066	3,567	3,135	5,491	2,817	3,135	3,266	3,175	3,202	3,170	3,374
Deferred	0	531	1,344	0	1,502	961	1,426	758	2,817	940	1,633	0	0	1,545	2,568
Columbia Inflation Protected Securities Fund	1,205	1,350	1,157	1,313	1,165	1,350	1,190	2,077	1,065	1,190	1,222	1,206	1,216	1,203	1,279
Deferred	0	196	515	0	570	367	666	292	1,065	357	611	0	0	596	996
Columbia Large Core Quantitative Fund	4,681	5,232	4,493	5,083	4,529	5,232	4,621	8,098	4,149	4,621	4,805	4,683	4,719	4,672	4,958
Deferred	0	769	1,991	0	2,222	1,416	2,684	1,138	4,149	1,386	2,403	0	0	2,295	3,818
Columbia Large Growth Quantitative Fund(j)	1,305	1,456	1,253	1,416	1,263	1,456	1,287	2,254	1,154	1,287	1,334	1,306	1,315	1,301	1,382
Deferred	0	212	557	0	620	395	724	317	1,154	386	668	0	0	641	1,074
Columbia Large Value Quantitative Fund(j)	923	1,031	887	1,003	894	1,031	912	1,596	816	912	943	924	932	922	978
Deferred	0	149	395	0	439	281	503	225	816	274	471	0	0	456	765
Columbia Limited Duration Credit Fund	1,733	1,944	1,663	1,889	1,674	1,944	1,711	2,992	1,532	1,711	1,759	1,733	1,749	1,729	1,840
Deferred	0	287	736	0	814	526	999	416	1,532	513	879	0	0	854	1,161
Columbia Minnesota Tax-Exempt Fund(k)	1,088	1,217	1,044	1,183	1,052	1,217	1,072	1,875	963	1,072	1,110	1,089	1,095	1,083	1,156
Deferred	0	179	463	0	513	829	620	260	963	322	555	0	0	534	890
Columbia Money Market Fund	3,275	3,644	3,145	3,546	3,170	3,644	3,221	5,632	2,892	3,221	3,303	3,277	3,292	3,253	3,467
Deferred	0	483	1,270	0	1,426	932	1,599	765	2,892	894	1,537	0	0	1,508	2,577
For funds with fiscal period ending August 31
Columbia Diversified Bond Fund — total	6,122	6,754	5,877	6,572	6,462	6,754	6,047	10,571	5,407	6,047	6,119	6,144	6,169	6,113	6,436
Amount deferred	0	1,031	2,674	0	3,103	1,891	3,696	1,493	5,407	1,886	3,173	0	0	3,140	5,110
Columbia Frontier Fund(l) — total	653	730	627	710	632	730	645	1,133	578	645	678	653	659	652	693
Amount deferred	0	110	274	0	316	196	406	146	578	193	339	0	0	326	521
Columbia Marsico Flexible Capital Fund — total	776	869	745	845	750	869	766	1,346	687	766	793	776	783	775	824
Amount deferred	0	131	326	0	375	233	487	174	687	230	397	0	0	387	617
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income — total	713	769	676	739	699	769	694	1,257	625	624	720	714	718	702	720
Amount deferred	0	126	285	0	350	200	551	144	625	187	360	0	0	351	489
Columbia Asia Pacific ex-Japan — total	1,095	1,181	1,038	1,134	1,073	1,181	1,064	1,935	965	946	1,106	1,096	1,102	1,075	1,106
Amount deferred	0	195	436	0	537	306	853	223	965	284	553	0	0	538	748
Columbia Emerging Markets Bond — total	1,179	1,280	1,119	1,228	1,153	1,280	1,149	2,108	1,052	1,013	1,201	1,179	1,187	1,162	1,201
Amount deferred	0	215	466	0	576	330	964	236	1,052	304	601	0	0	581	793
Columbia Emerging Markets Opportunity — total	1,066	1,154	1,010	1,108	1,045	1,154	1,043	1,891	941	936	1,078	1,067	1,078	1,055	1,078
Amount deferred	0	191	424	0	523	299	842	217	941	281	539	0	0	527	726
Columbia European Equity — total	956	1,031	908	989	940	1,031	937	1,699	854	842	968	959	965	949	968
Amount deferred	0	172	379	0	470	266	776	192	854	253	484	0	0	474	645
Columbia Global Bond — total	900	967	855	929	883	967	874	1,592	789	784	908	901	904	883	908
Amount deferred	0	159	359	0	442	251	693	183	789	235	454	0	0	441	617
Columbia Global Equity — total	1,048	1,126	994	1,082	1,029	1,126	1,019	1,866	926	913	1,058	1,050	1,053	1,031	1,058
Amount deferred	0	186	417	0	514	292	824	213	926	274	529	0	0	515	713
For funds with fiscal period ending October 31
Columbia Multi-Advisor International Value — total	1,228	457	1,055	467	1,087	414	430	2,306	951	373	1,161	1,196	442	334	1,006
Amount deferred	0	26	123	0	495	79	0	404	951	71	383	0	0	119	263
Columbia Seligman Global Technology — total	1,213	501	1,045	510	1,074	459	468	2,274	940	411	1,153	1,184	480	373	1,003
Amount deferred	0	31	143	0	489	93	0	398	940	84	396	0	0	139	311

Statement of Additional Information – February 28, 2013	Page 156

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichael	Flynn	Hawkins	Hilliard	Lewis	Maher(a)	Nagorniak(a)	Paglia	Richie	Santomero	Shaw	Taunton- Rigby
For funds with fiscal period ending November 30
Columbia Government Money Market(m) — total	$553	$450	$524	$438	$540	$450	$403	$970	$485	$403	$535	$549	$423	$403	$558
Amount deferred	2,006	928	1,885	909	1,958	928	835	3,911	1,802	835	2,034	1,977	870	835	0
Columbia Mid Cap Growth Opportunity — total	2,006	928	1,885	909	1,958	928	835	3,911	1,802	835	2,034	1,977	870	835	2,000
Amount deferred	0	93	417	0	982	279	0	784	1,802	250	902	0	0	417	0

*	The Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the affiliated underlying funds in which each Fund-of-Funds invests.

(a)	Mr. Nagomiak ceased serving as a member of the Board effective September 2012. Mr. Maher ceased serving as a member of the Board effective October 2012.

(b)	The funds began paying Board compensation effective June 1, 2011.

(c)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The information shown is for the fiscal period from April 1, 2011 to Feb. 29, 2012.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal period ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012.

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal period ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012.

(h)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal period ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012.

(i)	The fund changed its fiscal year end in 2012 from Nov. 30 to July 31. The information shown is for the period from Dec. 1, 2011 to July 31, 2012.

(j)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. The information shown is for the period from Oct. 1, 2011 to July 31, 2012.

(k)	The fund changed its fiscal year end in 2012 from Aug. 31 to July 31. The information shown is for the period from Sept. 1, 2011 to July 31, 2012.

(l)	The fund changed its fiscal year end in 2012 from Oct. 31 to Aug. 31. The information shown is for the period from Nov. 1, 2011 to Aug. 31, 2012.

(m)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. The information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011.

CODE OF ETHICS

The funds, Columbia Management, unaffiliated and affiliated subadvisers, if applicable, and Columbia Management Investment Distributors, Inc. have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated persons of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstance under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.

Copies of the Codes are on public file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Statement of Additional Information – February 28, 2013	Page 157

Control Persons and Principal Holders of Securities

The following table identifies those investors who, as of no more than 30 days prior to the date of each registration statement for the funds in the table, owned 5% or more of any class of a fund’s shares and those investors who owned 25% or more of a fund’s shares (all share classes taken together). Investors who own more than 25% of a fund’s shares are presumed under securities laws to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 30. Control Persons and Principal Holders of Securities

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Funds with fiscal period ending January 31
Columbia Capital Allocation Aggressive Portfolio	Columbia Management	Class R	100.00%	—
	Wells Fargo Bank NA (Wells Fargo Bank), Minneapolis, MN	Class K	59.12%	—
	Charles Schwab	Class K	33.79%	—
	Mary Ann Merling, Wilington, OH	Class Z	41.83%	—
	Morgan Stanley Smith Barney	Class Z	30.44%	—
	MLP Fenner & Smith	Class Z	16.17%	—
	American Enterprise Investment Services Inc. (American Enterprise Investment Services), Minneapolis, MN	Class Z	8.49%	—
Columbia Capital Allocation Conservative Portfolio	Columbia Management	Class K	14.10%	—
		Class R	100.00%
	First Clearing	Class C	5.85%	—
	Charles Schwab	Class K	22.77%	—
	Wells Fargo Bank	Class K	60.93%	—
	Mary Ann Merling, Wilington, OH	Class Z	52.25%	—
	LPL Financial	Class C	20.44%	—
	American Enterprise Investment Services	Class Z	12.78%	—
Columbia Capital Allocation Moderate Portfolio	Charles Schwab	Class K	52.77%	—
	Wells Fargo Bank	Class K	21.87%	—
	MG Trust Company Cust. FBO Design Works International, Denver, CO	Class R	53.05%	—
	MG Trust Company Cust. FBO Huppins Hi-Fi Photo & Video, Denver, CO	Class Z	33.11%	—
	Deborah Aleyne Lapeyre Barbara, Mulberry Technologies Inc. 401K, Rockville, MD	Class K	7.67%	—
	Bettina Adjei MD PA 401K Profit Sharing, Eldersburg, MD	Class K	5.50%	—
	Frontier Trust Co. FBO Bischoff Dentistry Ltd, Fargo, ND	Class R	44.71%	—
	Citigroup Global Markets, Inc., New York, NY	Class Z	22.35%	—
	Mary Ann Merling, Wilington, OH	Class Z	23.67%	—
	State Street Bank and Trust IRA FBO Nancy L. Schwecke, Pleasant Hill, OR	Class Z	6.88%	—

Statement of Additional Information – February 28, 2013	Page 158

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Income Builder	Columbia Management Investment Advisers LLC	Class K	49.31%	—
	(Columbia Management), Minneapolis, MN	Class R	5.84%
	Frontier Trust Co. FBO, Fargo, ND	Class R	89.87%	—
	Charles Schwab & Co., Inc. (Charles Schwab), San Francisco, CA	Class K	50.69%	—
	Pershing LLC, Jersey City, NJ	Class Z	13.15%	—
	Merrill Lynch, Pierce, Fenner & Smith, (MLP Fenner & Smith), Jacksonville, FL	Class Z	26.67%	—
	State Street Bank and Trust IRA FBO Gregory A Szkrybalo, Williamsburg, VA	Class Z	12.46%	—
	Gregory A Szkrybalo, Williamsburg, VA	Class Z	5.47%	—
	First Clearing LLC (First Clearing), St. Louis, MO	Class Z	9.35%	—
	Morgan Stanley Smith Barney, Jersey City, NJ (Morgan Stanley Smith Barney), Jersey City, NJ	Class Z	7.07%	—
	LPL Financial (LPL Financial), San Diego, CA	Class Z	5.84%	—
Columbia Portfolio Builder Moderate Aggressive	Columbia Management	Class R	100.00%	—
	First Clearing	Class K	74.03%	—
	Charles Schwab	Class K	14.95%	—
	Wells Fargo Bank	Class K	8.22%	—
	TD Ameritrade Inc. FEBO, Omaha, NE	Class Z	58.54%	—
	American Enterprise Investment Services	Class Z	15.95%	—
	MLP Fenner & Smith	Class Z	8.23%	—
Columbia Portfolio Builder Moderate Conservative	Columbia Management	Class K	12.31%	—
		Class R	100.00%
	Charles Schwab	Class K	24.82%	—
	Frontier Trust Company FBO Image One Corp. 401K, Fargo, ND	Class K	54.62%	—
	American Enterprise Investment Services	Class Z	30.55%	—
	Wells Fargo Bank	Class K	7.55%	—
	Melynda D. Wilcox Cust., Alexandria, VA	Class K	40.12%	—
	State Street Bank and Trust IRA FBO James Sakamoto, Bellvue, WA	Class Z	14.93%	—
	MLP Fenner & Smith	Class Z	10.50%	—

Statement of Additional Information – February 28, 2013	Page 159

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Funds with fiscal period ending February 29
Columbia Equity Value	Columbia Management	Class I	100.00%	—
		Class R	24.87%
		Class R4	93.64%
		Class W	20.35%
	American Enterprise Investment Services	Class A	25.48%	—
		Class B	7.49%
		Class C	28.80%
		Class W	79.65%
	MG Trust Company, FBO Alumaline Corp. of America, Denver, CO	Class R	50.98%	—
	MG Trust Company, FBO Pepose Vision Institute, Denver, CO	Class K	5.58%	—
	Frontier Trust Company, FBO Aurora Packing Company 401K, Fargo, ND	Class R	19.56%	—
	Orchard Trust Company FBO, Greenwood Vlg., CO	Class K	6.86%	—
	Wells Fargo Bank	Class K	80.47%	—
		Class R4	6.36%
	NFS LLC FEBO Marshall & Ilsley Trust Co. NA, Milwaukee, WI	Class R5	99.31%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	35.15%	—
	LPL Financial, San Diego, CA	Class Z	11.74%	—
	Sandra J. Richardson IRA, Plymouth, MA	Class Z	10.26%	—
	Merrill Lynch, Pierce, Fenner & Smith	Class Z	9.02%	—
	U.S. Bancorp Investments Inc., St. Paul, MN	Class Z	8.78%	—
	Citigroup Global Markets, Inc., New York, NY	Class Z	5.98%	—
	RBC Capital Markets LLC, Concord, NH	Class Z	5.81%	—
Funds with fiscal period ending April 30
Columbia Recovery	Columbia Management	Class I	100.00%	—
and Infrastructure		Class R	10.31%
		Class R5	25.68%
	American Enterprise Investment Services	Class A	94.98%	57.81%
		Class B	94.61%
		Class C	76.88%
	Charles Schwab	Class K	95.72%
		Class R	20.61%	—
		Class R5	74.32%
	Frontier Trust Company FBO Brian P. Sommer 401K, Fargo, ND	Class R	46.87%	—
	MLP Fenner & Smith	Class R	12.36%	—
	LPL Financial, San Diego, CA	Class Z	97.11%	36.94%

Statement of Additional Information – February 28, 2013	Page 160

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
For funds with fiscal period ending May 31
Columbia Absolute Return	Columbia Management	Class B	100.00%	69.53%	(a)
Emerging Markets Macro		Class C	100.00%
		Class R	100.00%
		Class Z	6.91%
	Columbia Capital Allocation Aggressive Portfolio	Class I	14.47%	—
	Columbia Capital Allocation Conservative Portfolio	Class I	6.41%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	33.97%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	30.95%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.20%	—
	American Enterprise Investment SVCS	Class A	42.57%	—
	American Enterprise Investment SVC	Class A	56.37%	—
		Class W	99.95%
		Class Z	86.76%
	Louis Potters Cust, Sands Pt., NY	Class Z	6.33%	—
Columbia Absolute Return Enhanced Multi-Strategy	Columbia Management	Class R	54.63%	28.40%	(a)
	Columbia Capital Allocation Aggressive Portfolio	Class I	18.03%	—
	Columbia Capital Allocation Conservative Portfolio	Class I	24.47%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	38.56%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	18.92%	—
	American Enterprise Investment SVCS	Class A	33.04%	62.73%
		Class B	85.36%
		Class C	32.94%
	American Enterprise Investment SVC	Class A	59.16%	—
		Class B	49.17%
		Class C	33.32%
		Class W	99.81%
	State Street Bank & Trust IRA Diane K. Sparks,	Class B	11.94%	—
	Spencer, IA
	Raymond James FBO Omnibus for Mutual Funds,	Class C	20.30%	—
	St. Petersburg, FL
	MG Trust Co. Cust FBO Greg L. Adams,	Class R	45.37%	—
	Denver, CO
	LPL Financial, San Diego, CA	Class Z	43.51%	—
	National Financial Services LLC FEBO	Class Z	36.05%	—
	Customers, New York, NY
	Charles Schwab	Class Z	10.51%	—

Statement of Additional Information – February 28, 2013	Page 161

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Absolute Return Multi-Strategy	Columbia Management	Class R	100.00%	56.57%	(a)
	Columbia Income Builder Fund	Class I	30.67%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	26.74%	—
	Columbia Capital Allocation Conservative Portfolio	Class I	6.58%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	24.33%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.09%	—
	American Enterprise Investment SVCS	Class A	47.01%	36.49%
		Class B	29.27%
		Class C	35.82%
	American Enterprise Investment SVC	Class A	46.01%	—
		Class B	53.21%
		Class C	43.70%
		Class W	99.97%
	Pershing LLC	Class B	9.58%	—
	Clearview Roth IRA Cust FBO Janelle Johnson	Class B	6.50%	—
	Murphy, Falls Church, VA
	Raymond James FBO Omnibus for Mutual Funds,	Class C	5.88%	—
	St. Petersburg, FL
	National Financial Services LLC FEBO	Class Z	57.79%	—
	Customers, New York, NY
	LPL Financial, San Diego, CA	Class Z	25.34%	—
Columbia Active Portfolios — Diversifed Equity Income	American Enterprise Investment SVC	Class A	100%	100%
Columbia Commodity Strategy	Columbia Management	Class I	31.06%	100.00%	(a)
		Class W	100.00%
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	53.66%	—
	Columbia Risk Allocation Fund	Class I	10.17%	—
	Columbia VP Asset Allocation Fund	Class I	5.12%	—

Statement of Additional Information – February 28, 2013	Page 162

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Diversified Equity Income	Columbia Management	Class W	100.00%	—
	Columbia Capital Allocation Aggressive Portfolio	Class I	36.51%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	63.47%	—
	American Enterprise Investment SVCS	Class A	12.79%
		Class B	13.86%
		Class C	17.07%
	American Enterprise Investment SVC	Class A	16.73%	—
		Class B	10.58%
		Class C	15.82%
	First Clearing LLC	Class C	5.96%	—
	Hartford Life	Class R	50.37%	—
		Class R4	6.36%
	Hartford Securities Distribution Company Inc.,	Class R	16.26%	—
	Hartford, CT
	Orchard Trust Company	Class R	7.79%	—
		Class R4	23.71%
		Class R5	10.43%
	Wells Fargo Bank	Class K	29.17%	—
		Class R	9.26%
		Class R4	13.59%
		Class R5	27.75%
	Great West Life & Annuity Insurance Co.,	Class R4	28.61%	—
	Greenwood Vlg., CO
	Tomorrow's Scholar Growth Portfolio, Milwaukee, WI	Class K	7.64%	—
	Tomorrow's Scholar Balanced Portfolio,	Class K	5.84%	—
	Milwaukee, WI
	Tomorrow's Scholar Moderate Growth Portfolio, Milwaukee, WI	Class K	5.57%	—
	Tomorrow's Scholar Aggressive Growth Portfolio, Milwaukee, WI	Class K	5.02%	—
	Ameriprise Trust Company	Class R5	8.92%	—
	Mercer Trust Company, Norwood, MA	Class R5	8.52%	—
	ING Life Insurance and Annuity (ING), Hartford, CT	Class K	13.50%	—
		Class R	8.91%
		Class R4	5.48%
		Class R5	34.19%
	Taynik & Co., Quincy, MA	Class R4	8.67%	—
		Class R5	7.16%
	National Financial Services LLC FEBO	Class Z	88.25%	—

Statement of Additional Information – February 28, 2013	Page 163

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Dividend Opportunity	Columbia Income Builder Fund	Class I	26.87%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	11.67%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.89%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	8.21%	—
	Columbia LifeGoal Growth Portfolio	Class I	28.50%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	10.08%	—
	American Enterprise Investment Services	Class A	40.68%	29.44%
		Class B	23.15%
		Class C	26.31%
		Class W	99.91%
	Raymond James FBO, St. Petersburg, FL	Class C	11.81%	—
	First Clearing	Class C	7.41%	—
	National Financial Services LLC FEBO	Class A	11.96%	—
		Class C	5.41%
		Class R5	96.70%
		Class Z	14.92%
	MLP Fenner & Smith	Class C	12.04%	—
		Class R	24.18%
	Wilmington Trust Co. Cust FBO E. Tennesee	Class R	14.49%	—
	Children's Hospital,
	MG Trust Co. Cust FBO World Resources	Class R	6.49%	—
	Institute Pension, Denver, CO
	Steinhardt Pesick & Cohen PC TTE,	Class R	5.64%	—
	Charles Schwab	Class K	8.91%	—
		Class Z	30.82%
	VRSCO FBO AIGFSB Cust., Houston, TX	Class K	85.70%	—
Columbia Flexible Capital	Columbia Management	Class I	6.30%	81.95%	(a)
		Class R	100.00%
	Columbia LifeGoal Growth Portfolio	Class I	52.49%	—
	Columbia Capital Allocation Conservative Portfolio	Class I	7.63%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	9.23%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.18%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	13.81%	—
	American Enterprise Investment SVCS	Class A	30.01%	—
		Class C	10.56%
	American Enterprise Investment SVC	Class A	43.21%	—
		Class C	23.57%
	Charles Schwab	Class A	23.79%	—
	UBS WM USA, Weehawkin, NJ	Class C	32.61%	—
	LPL Financial	Class C	23.53%	—
	David L. King, Brookline, MA	Class Z	85.57%	—

Statement of Additional Information – February 28, 2013	Page 164

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia High Yield Bond	Columbia Income Builder Fund	Class I	86.28%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	11.42%	—
	American Enterprise Investment SVCS	Class A	11.81%	—
		Class B	15.68%
		Class C	12.92%
	American Enterprise Investment SVC	Class A	10.37%	—
		Class B	12.10%
		Class C	8.98%
		Class W	99.73%
	MLP Fenner & Smith	Class C	12.47%	—
		Class R	58.08%
	First Clearing	Class C	7.44%	—
		Class Z	8.47%
	ING	Class K	78.67%	—
		Class R	20.06%
		Class R4	79.39%
		Class R5	5.46%
	Massachusetts Mutual Life Ins. Co., Springfield, MA	Class K	15.81%	—
		Class R4	11.91%
	Taynik & Co., Quincy, MA	Class R4	8.03%	—
	National Financial Services LLC, New York, NY	Class R5	91.73%	—
		Class Z	8.31%
	SEI Private Trust Company FBO, Oaks, PA	Class Z	21.81%	—
	SEI Private Trust Company C/O HSBC ID 240,	Class Z	6.03%	—
	Oaks, PA
	LPL Financial, San Diego, CA	Class Z	11.76%	—
	Northern Trust Cust. FBO HSBC WS Balanced Fd, Chicago, IL	Class Z	6.18%	—
	Northern Trust Cust. FBOHSBC WS	Class Z	5.47%	—
	Moderated Fd, Chicago, IL
	TD Ameritrade Inc. FEBO, Omaha, NE	Class Z	5.00%	—

Statement of Additional Information – February 28, 2013	Page 165

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Mid Cap Value Opportunity	Columbia Management	Class W	100.00%	—
	Columbia Capital Allocation Aggressive Portfolio	Class I	22.00%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	37.50%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	39.48%	—
	American Enterprise Investment SVCS	Class A	19.25%	—
		Class B	16.24%
		Class C	15.98%
	American Enterprise Investment SVC	Class A	15.73%	—
		Class B	10.36%
		Class C	13.25%
	First Clearing LLC	Class C	12.82%	—
		Class Z	32.83%
	MLP Fenner & Smith	Class C	6.92%	—
		Class R5	8.88%
	Hartford Life	Class R	69.22%	—
		Class R4	17.50%
	ING	Class K	16.78%	—
		Class R	5.77%
		Class R5	14.28%
	ING National Trust, Windsor, CT	Class K	7.60%	—
		Class R5	6.54%
	Massachusetts Mutual Life Ins. Co., Springfield, MA	Class R	5.27%	—
	Orchard Trust Company	Class R4	19.83%	—
	State Street Corporation, Boston, MA	Class R4	13.14%	—
	Great West Life & Annuity Insurance Co.,	Class R4	9.44%	—
	Greenwood Vlg., CO
	Wells Fargo Bank NA, Greenwood Vlg., CO	Class K	6.64%	—
		Class R4	8.07%
		Class R5	12.63%
	Wells Fargo Bank FBO, Charlotte, NC	Class K	24.35%	—
		Class R5	12.74%
	National Financial Services LLC, New York, NY	Class K	19.47%	—
		Class R5	28.96%
	Standard Insurance Co., Portland, OR	Class R5	6.06%	—
	Charles Schwab	Class R5	6.79%	—
	John Hancock Life Insurance Co. USA Boston, MA	Class Z	41.15%	—

Statement of Additional Information – February 28, 2013	Page 166

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Multi-Advisor Small Cap Value	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	72.25%	—
	Columbia Capital Allocation Aggressive Portfolio	Class I	27.71%	—
	American Enterprise Investment SVCS	Class A	12.95%	—
		Class B	10.31%
		Class C	9.81%
	American Enterprise Investment SVC	Class A	16.21%	—
		Class B	8.88%
		Class C	8.27%
	MLP Fenner & Smith	Class C	5.90%	—
		Class R	24.01%
	Raymond James, St. Petersburg, FL	Class C	5.21%	—
	Pershing LLC	Class C	5.01%	—
	Equitable Life for SA NO65, Secaucus, NJ	Class R	31.63%	—
	Hartford Life Insurance Co, Hartford, CT	Class R	12.92%	—
	Orchard Trust Co. LLC, Greenwood Village, CO	Class R4	47.25%	—
	PIMS/Prudential Retirement, Boston, MA	Class R4	11.34%	—
	Frontier Trust Company FBO Select Engineering,	Class R4	8.11%	—
	Inc., Fargo, ND
	VRSCO FBO AIGFSB Cust TTEE FBO Floyd County	Class R4	9.01%	—
	Schools 403B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Floyd County	Class R4	5.03%	—
	Schools 457B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Craven	Class K	37.95%	—
	Regional Med Center 403B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO City of	Class K	12.03%	—
	San Carlos 457, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Pullman	Class K	8.33%	—
	Regional Hospital 457B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Pullman	Class K	6.04%	—
	Regional Hospital 401A, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO	Class K	5.41%	—
	Commonwealth of Massachusetts 401A, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Jefferson	Class R5	6.36%	—
	Regional Med Cntr 403B, Houston, TX
	Taynik & Co., Quincy, MA	Class K	11.96%	—
	Charles Schwab	Class K	6.30%	—
	JPMorgan Chase Bank as Trustee FBO Alliant Energy	Class R5	68.17%	—
	Corp. 401K Svgs. Plan, Overland Park, KS
	JPMorgan Chase Bank as Trustee FBO Alliant Energy	Class R5	5.52%	—
	Corp. 401K Savings Plan 2020, Overland Park, KS
	National Financial Services LLC FEBO, New York, NY	Class R5	5.50%	—
	UBS WM USA, Weehawken, NJ	Class Z	34.03%	—
	First Clearing	Class Z	17.54%	—
	Wilmington Trust RISC as Cust FBO Zinpro Corp.	Class Z	16.66%	—
	401K PSP, Phoenix, AZ
	FILOC FBO Coventya Inc., Covington, KY	Class Z	7.53%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	6.13%	—
	Frontier Trust Co. FBO Access Dental/Premier Access	Class Z	5.34%	—
	401K, Fargo, ND

Statement of Additional Information – February 28, 2013	Page 167

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Select Large-Cap Value	Columbia Management	Class K	28.06%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	38.15%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	29.80%	—
	Columbia Capital Allocation Aggressive Portfolio	Class I	19.76%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	10.77%	—
	Future Scholar Aggressive Growth Portfolio	Class Z	14.93%	—
	Future Scholar Balanced Growth Portfolio	Class Z	14.20%	—
	Future Scholar Growth Portfolio	Class Z	12.68%	—
	Future Scholar Balanced Portfolio	Class Z	11.38%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class A	40.24%	—
		Class B	5.93%
		Class C	7.37%
		Class Z	15.90%
	MLP Fenner & Smith	Class A	9.25%	—
		Class B	25.95%
		Class C	44.02%
		Class R	89.74%
		Class Z	15.04%
	New York Life Trust Company	Class A	8.29%	—
	Charles Schwab	Class A	5.37%	—
		Class K	71.94%
		Class R5	40.06%
	First Clearing	Class B	9.35%	—
		Class C	9.85%
		Class Z	5.55%
	American Enterprise Investment SVC	Class B	5.42%	—
		Class W	99.88%
	Gramma Fisher Foundation	Class R5	39.26%	—
	Frontier Trust Co. FBO Simplicict Software Solutions	Class R5	8.10%	—
	401K, Fargo, ND
	MG Trust Company Cust. FBO Holzfaster, Cecil,	Class R5	6.98%	—
	McKnight
	Citigroup Global Markets, Inc.	Class Z	7.72%	—
Columbia Select Smaller-Cap Value	Columbia Capital Allocation Moderate Portfolio	Class I	67.52%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	13.29%	—
	Columbia Capital Allocation Aggressive Portfolio	Class I	19.09%	—
	American Enterprise Investment SVCS	Class A	6.62%	—
		Class B	7.62%
	American Enterprise Investment SVC	Class A	5.86%	—
		Class B	5.21%
	MLP Fenner & Smith	Class C	24.74%	—
		Class R	63.45%
		Class Z	26.11%
	Raymond James, St. Petersburg, FL	Class C	7.68%	—
	First Clearing	Class C	6.63%	—
		Class Z	10.91%
	Wells Fargo Bank FBO	Class K	97.66%	—
	Gramma Fisher Foundation, Easton, MD	Class R5	52.34%	—
	Patricks Plain, Easton, MD	Class R5	36.12%	—
	Charles Schwab	Class R5	8.54%	—
	T Rowe Price Trust Co. TTEE FBO Retirement Plan Clients, Baltimore, MD	Class Z	36.36%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	20.60%	—

Statement of Additional Information – February 28, 2013	Page 168

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Seligman	Columbia Management	Class I	100.00%	—
Communications and Information		Class R4	24.57%
	MLP Fenner & Smith	Class A	9.60%	—
		Class B	21.01%
		Class C	19.73%
		Class R	17.55%
		Class R5	46.89%
		Class Z	37.09%
	First Clearing	Class A	5.04%	—
		Class B	10.56%
		Class C	11.96%
		Class Z	17.78%
	National Financial Services LLC FEBO, New York, NY	Class A	6.97%	—
		Class C	5.94%
	Pershing LLC	Class A	5.98%	—
		Class B	6.91%
		Class C	5.43%
		Class R4	57.85%
	USB WM USA	Class A	5.26%	—
		Class C	8.40%
	Morgan Stanley Smith Barney, Jersey City, NJ	Class B	7.17%	—
		Class C	8.86%
		Class Z	10.48%
	Raymond James	Class B	7.06%	—
		Class C	6.81%
	Citigroup Global House Account	Class B	5.06%	—
	Charles Schwab	Class K	11.83%	—
		Class R5	12.10%
		Class Z	11.11%
	Hartford Life	Class R	30.13%	—
	State Street Corporation, Boston, MA	Class R	25.39%	—
	Robert A. Stone & Joel L. Rve FBO Imagehawk 401K, Ridgeland, MS	Class R4	17.58%	—
	Frontier Trust Co. FBO Health Consultants Inc. PS	Class K	75.30%	—
	401K, Fargo, ND
	Frontier Trust Co. FBO Red River Employees FCU	Class K	8.41%	—
	401K, Fargo, ND
	Gramma Fisher Foundation, Easton, MD	Class R5	9.37%	—
	Patricks Plain, Easton, MD	Class R5	6.96%	—
	Hartford Securities Distribution Company Inc.,	Class R5	5.43%	—
	Hartford, CT
	Jader Trust No. 4 Trust, New York, NY	Class Z	5.63%	—

Statement of Additional Information – February 28, 2013	Page 169

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia U.S. Government Mortgage	Columbia Management	Class W	100.00%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	15.29%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	20.02%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.86%	—
	Columbia Capital Allocation Conservative Portfolio	Class I	9.77%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	7.03%	—
	Columbia Income Builder Fund	Class I	26.53%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	7.16%	—
	MLP Fenner & Smith	Class A	7.44%	—
		Class B	20.29%
		Class C	21.07%
		Class Z	75.56%
	American Enterprise Investment SVCS	Class A	5.09%	—
		Class B	8.48%
		Class C	7.03%
	American Enterprise Investment SVC	Class A	7.09%	—
		Class B	9.35%
		Class C	8.50%
	First Clearing	Class C	8.97%	—
		Class K	10.78%
	Charles Schwab	Class K	68.38%	—
	Counsel Trust DBA MATC FBO Harvard Management Solutions, Pittsburgh, PA	Class K	17.67%	—
	LPL Financial	Class Z	16.93%	—
For funds with fiscal period ending July 31
Columbia AMT-Free Tax-Exempt	American Enterprise Investment SVC	Class A	9.74%	—
		Class B	16.01%
		Class C	30.77%
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	48.68%	—
	LPL Financial	Class Z	25.36%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Z	15.20%	—
	First Clearing LLC	Class Z	6.26%	—

Statement of Additional Information – February 28, 2013	Page 170

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Floating Rate	Columbia Management	Class K	9.08%	—
		Class R5	100.00%
		Class W	100.00%
	Columbia Income Builder Fund	Class I	99.99%	—
	American Enterprise Investment SVC	Class A	42.21%	31.22%
		Class B	31.14%
		Class C	29.51%
	Charles Schwab	Class A	5.45%	—
		Class K	47.06%
		Class Z	9.63%
	MLP Fenner & Smith Inc.	Class C	10.02%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class R	21.04%	—
		Class Z	7.82%
	UBS WM USA , Weehawkin, NJ	Class C	7.19%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	6.12%	—
		Class Z	21.31%	—
	First Clearing LLC	Class C	5.42%	—
	National Financial Serives LLC FBO Customers, New York, NY	Class K	43.86%	—
	Frontier Trust Co. FBO Clear View Architectural Metal, Fargo, ND	Class R	45.37%	—
	Frontier Trust Co. FBO A E Group Inc. 401K, Fargo, ND	Class R	29.29%	—
	Corepointe Insurance Company, Birmingham, MI	Class Z	30.91%	—
	Mitra & Co. FBO NG, Milwaukee, WI	Class Z	11.21%	—
Columbia Global Opportunities	Columbia Management	Class R	100.00%	—
	American Enterprise Investment SVC	Class A	17.16%	—
		Class B	31.97%
		Class C	43.98%
	First Clearing LLC, St. Louis, MO	Class K	11.52%	—
		Class Z	22.49%
	Charles Schwab	Class K	88.48%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	22.26%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Z	20.68%	—
	Pershing LLC	Class Z	11.10%	—
	State Street Bk & Tr IRA William T. Gerlesits, Wheaton, IL	Class Z	8.43%	—

Statement of Additional Information – February 28, 2013	Page 171

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Income Opportunities	Columbia Capital Allocation Aggressive Portfolio	Class I	5.51%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	19.95%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	16.24%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.09%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	9.87%	—
	Columbia Thermostat Fund	Class I	36.15%	—
	American Enterprise Investment SVC	Class A	51.49%	—
		Class B	24.18%
		Class C	32.46%
		Class W	99.98%
	National Financial Serives LLC FBO Customers, New York, NY	Class A	5.05%	—
		Class C	7.07%
	MLP Fenner & Smith Inc.	Class A	5.06%	—
		Class B	20.14%
		Class C	12.40%
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Y	99.98%	31.97%
		Class Z	69.94%
	First Clearing LLC	Class B	6.05%	—
		Class C	6.05%
	UBS WM USA , Weehawkin, NJ	Class C	5.36%	—
	FIIOC FBO Buffet Partners LP Employees	Class R	37.35%	—
	FIIOC FBO Hagelin & Company Inc. 401K Plan,	Class R	19.51%	—
	SMC Consulting Engineers P C TTEE	Class R	22.57%	—
	Frontier Trust Co. FBO Sheedy Drayage Co. 401K, Fargo, ND	Class R	8.43%	—
	Orchard Trust Company Trst FBO, Greenwood Village, CO	Class K	86.54%	—
	Charles Schwab	Class K	12.93%	—

Statement of Additional Information – February 28, 2013	Page 172

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Inflation	Columbia Income Builder Fund	Class I	29.73%	—
Protected Securities	Columbia Capital Allocation Conservative Portfolio	Class I	18.93%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	25.44%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	13.02%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	12.87%	—
	American Enterprise Investment SVC	Class A	34.66%	33.09%
		Class B	25.02%
		Class C	25.47%
		Class W	99.99%
	MLP Fenner & Smith Inc.	Class C	26.79%	—
		Class R	79.31%
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Z	30.53%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	10.85%	—
	MG Trust Company FBO First Choice Automotive,	Class K	36.45%	—
	Denver, CO
	MG Trust Company FBO Law Offices of Rosemarie	Class K	30.41%	—
	Arnold, Denver, CO
	MG Trust Company FBO Washington Valley Construction, Denver, CO	Class K	13.86%	—
	MG Trust Company FBO Diamond Carpets Inc.,	Class K	11.36%	—
	Denver, CO
	State Street Bk & Tr IRA Joanne M. Lohne, Baltimore, OH	Class Z	14.58%	—
	State Street Bk & Tr IRA R.M. Nippell, Pasadena, CA	Class Z	5.40%	—
	LPL Financial	Class Z	11.58%	—
	First Clearing LLC	Class Z	5.05%	—

Statement of Additional Information – February 28, 2013	Page 173

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Large Core Quantitative	Columbia Capital Allocation Aggressive Portfolio	Class I	10.14%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	22.24%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	19.15%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.35%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	29.11%	—
	Columbia LifeGoal Growth Portfolio	Class I	5.52%	—
	American Enterprise Investment SVC	Class C	8.81%	—
		Class W	99.99%
	Frontier Trust Co. FBO Hospice Advantage 401K, Fargo, ND	Class R	9.81%	—
	Frontier Trust Co. FBO EFK Moen 401K, Fargo, ND	Class R	9.14%	—
	Frontier Trust Co. FBO Financial Network Audit, LLC 401K, Fargo, ND	Class R	7.31%	—
	Frontier Trust Co. FBO Macarthur Obgyn Management LLC 401K, Fargo, ND	Class R	6.97%	—
	MLP Fenner & Smith	Class C	5.61%	—
		Class R	35.42%
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Z	37.18%
	Wells Fargo Bank	Class K	94.36%	—
		Class R5	99.79%	—
	First Clearing LLC, St. Louis, MO	Class Z	31.57%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	19.69%	—
Columbia Large Growth Quantitative	Columbia Management	Class R	100.00%	28.92%	(a)
	Columbia Capital Allocation Aggressive Portfolio	Class I	8.63%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	23.55%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	18.13%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	10.19%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	11.02%	—
	Columbia LifeGoal Growth Portfolio	Class I	21.50%	—
	American Enterprise Investment SVC	Class A	75.93%	55.27%
		Class B	8.82%
		Class C	10.67%
		Class W	99.99%
	MLP Fenner & Smith	Class C	35.52%	—
	National Financial Serives LLC FBO Customers, New York, NY	Class A	10.91%	—
	Raymond James FBO Omnibus, St. Petersburg, FL	Class C	6.39%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	48.18%	—
	UMB Bank NA Cust FBO Planmember, Carpinteria, CA	Class Z	16.75%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Z	7.97%	—
	State Street Bk & Tr Rollover IRA Paul Schacht,	Class Z	7.48%	—
	Palm Bch Gdns, FL

Statement of Additional Information – February 28, 2013	Page 174

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Large Value	Columbia Management	Class K	100.00%	—
Quantitative		Class R	100.00%
	Columbia Income Builder Fund	Class I	62.30%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	32.62%	—
	American Enterprise Investment SVC	Class A	19.48%	—
		Class B	19.76%
		Class C	8.06%
		Class W	99.99%
	MLP Fenner & Smith	Class A	9.90%	—
		Class C	19.83%
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class B	14.00%	—
		Class T	15.01%
		Class Z	90.47%
	Pershing LLC	Class A	5.95%	—
		Class C	5.47%
	National Financial Serives LLC FBO Customers, New York, NY	Class A	14.72%	—
	First Clearing LLC	Class B	9.03%	—
		Class C	5.40%
	Charles Schwab	Class B	5.23%	—
	UBS WM USA	Class C	20.03%	—
Columbia Limited Duration Credit	Columbia Capital Allocation Conservative Portfolio	Class I	15.86%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	21.25%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	18.88%	—
	Columbia Income Builder Fund	Class I	20.81%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	15.03%	—
	American Enterprise Investment SVC	Class A	58.96%	41.39%
		Class B	24.65%
		Class C	43.95%
		Class W	99.98%
	MLP Fenner & Smith	Class C	7.32%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Z	21.54%	—
	UBS WM USA , Weehawkin, NJ	Class C	5.66%	—
	First Clearing LLC, St. Louis, MO	Class C	6.87%	—
		Class Z	7.64%
	Charles Schwab	Class K	99.37%	—
	National Financial Services LLC FEBO Customers	Class Z	24.92%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	18.10%	—
	LPL Financial, San Diego, CA	Class Z	6.05%	—
	TD Ameritrade Inc. FEBO Clients, Omaha, NE	Class Z	5.12%	—
Columbia Minnesota Tax-Exempt	American Enterprise Investment SVC	Class A	16.49%	—
		Class B	24.46%
		Class C	42.33%
	First Clearing LLC, St. Louis, MO	Class Z	43.58%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Z	14.32%	—
	LPL Financial, San Diego, CA	Class Z	12.77%	—
	TD Ameritrade Inc. FEBO Clients, Omaha, NE	Class Z	10.87%	—
	Pershing LLC	Class Z	8.79%	—

Statement of Additional Information – February 28, 2013	Page 175

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Money Market	Columbia Income Builder Fund	Class I	98.03%	—
	American Enterprise Investment SVC	Class C	11.81%	—
		Class W	99.77%
	First Clearing LLC, St. Louis, MO	Class C	11.09%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	5.27%	—
	Counsel Trust DBA MATC FBO Farmer Fuqua & Huff PC 401K, Pittsburgh, PA	Class R	80.97%	—
	MG Trust Company FBO Parrish $ Gwinn Insurance Group, Denver, CO	Class R	15.43%	—
	Frontier Trust Co. FBO Greatmats.com Corp., Fargo, ND	Class R5	48.25%	—
	Frontier Trust Co. FBO Mythics, Inc. 401K, Fargo, ND	Class R5	32.40%	—
	Thomas Crandall FBO National Frost Inc. 401K,	Class R5	5.54%	—
	E. Rochester, NY
	Bank of America NA FBO CGSC Capital Inc.,	Class Z	25.96%	—
	Wells Fargo Bank	Class Z	21.99%	—
	JPMCB NA as Custodian for the SC529 Plan Columbia Legacy Capital, Dallas, TX	Class Z	8.48%	—
	JPMCB NA as Custodian for the SC529 Plan FS Legacy Capital Preservation, Dallas, TX	Class Z	5.28%	—
Funds with fiscal period ending August 31
Columbia Diversified Bond	Columbia Management	Class R4	81.91%	—
		Class R5	6.27%
	Columbia Capital Allocation Moderate Portfolio	Class I	100.00%	—
	American Enterprise Investment SVC	Class A	33.55%	43.72%
		Class B	28.83%
		Class C	24.84%
	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	16.24%	—
		Class Z	30.35%
	MLP Fenner & Smith	Class C	7.56%	—
		Class R	17.56%
		Class Z	13.18%
	Frontier Trust Company FBO Brian P. Sommer 401K, Fargo, ND	Class R	26.13%	—
	Frontier Trust Company FBO Andreini Bros Inc., Employees PS Plan, Fargo, ND	Class R	6.81%	—
	Frontier Trust Company FBO Wamore, Inc. 401K Plan, Fargo, ND	Class R	6.74%	—
	Frontier Trust Company FBO RGS 401K Plan, Fargo, ND	Class R	6.07%	—
	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	15.67%	—
	MG Trust Company FBO Oklahoma Environmental Management, Denver, CO	Class R3	18.09%	—
	Wells Fargo Bank	Class K	99.39%	—
	Charles Schwab	Class R5	93.73%	—
	American Enterprise Investment Services	Class W	100.00%	—
	Raymond James	Class Z	23.50%	—
	First Clearing LLC	Class Z	15.90%	—

Statement of Additional Information – February 28, 2013	Page 176

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Frontier	Columbia Management	Class I	100.00%	—
		Class K	22.06%
		Class R	5.32%
		Class R5	13.33%
	American Enterprise Investment SVC	Class A	12.77%	—
		Class B	12.01%
	First Clearing LLC	Class C	8.83%	—
		Class K	8.47%
		Class Z	46.81%
	UBS WM USA	Class C	5.65%	—
	MLP Fenner & Smith	Class C	17.55%	—
		Class R	58.97%
		Class Z	27.05%
	Frontier Trust Company FBO Financial Network Audit LLC, Fargo, ND	Class R	25.55%	—
	Frontier Trust Company FBO C. Anthony Phillps Accountantcy 401K, Fargo, ND	Class R	7.16%	—
	Charles Schwab	Class K	67.31%	—
		Class R5	86.67%
	Carol M. & Robert K. Fenzen, Naples, FL	Class Z	6.88%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	6.83%	—
	Legent Clearing LLC, Omaha, NE	Class Z	5.46%	—
Columbia Marsico Flexible	Columbia Management	Class I	100.00%	—
Capital		Class R5	100.00%
	American Enterprise Investment SVC	Class A	81.12%
		Class C	46.91%	—
	UBS WM USA, Weehawken, NJ	Class C	11.68%	—
	Raymond James	Class C	11.45%	—
	Stifel Nicolaus & Co. Inc., St. Louis, MO	Class C	8.23%	—
	Enviroservices & Training Center TTE, Greenwood Vlg, CO	Class R	60.20%	—
	Frontier Trust Company FBO, Fargo, ND	Class R	38.52%	—
	Charles Schwab	Class Z	67.93%	—
	LPL Financial, San Diego, CA	Class Z	22.25%	—
Funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	41.65%	46.52%	(a)
	Columbia Capital Allocation Moderate Conservative Portfolio	Class I	6.29%	—
	Columbia Income Builder Fund	Class I	46.61%	—
	American Enterprise Investment SVC	Class A	49.70%	26.57%
		Class B	25.15%
		Class C	32.48%
		Class W	99.96%
	American Enterprise Investment SVCS	Class B	14.83%	—
	MLP Fenner & Smith	Class C	21.04%	—
	Merrill Lynch, Pierce, Fenner & Smith	Class Z	51.11%	—
	Morgan Stanley Smith Barney	Class C	10.84%	—
		Class Z	15.24%
	First Clearing	Class C	7.94%	—
	National Financial Services LLC, New York, NY	Class C	5.56%	—
		Class Z	24.04%

Statement of Additional Information – February 28, 2013	Page 177

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Asia Pacific ex-Japan	Columbia Management	Class I	100.00%	—
		Class Z	26.06%
	American Enterprise Investment SVC	Class A	25.94%	—
	LPL Financial	Class A	64.05%	—
	Christopher A. & Wendy E. Thompson, San Jose, CA	Class C	18.89%	—
	Alan J. & Marilyn K. Pinnick, Indianapolis, IN	Class C	17.71%	—
	State Street Bank & Trust, IRA Kevin J. Puzio, Indianapolis, IN	Class C	15.01%	—
	Robert J. & Gale R. Hummel, Noblesville, IN	Class C	13.37%	—
	State Street Bank & Trust, Roth IRA Harold T. Sasaki, San Carlos, CA	Class C	8.74%	—
	State Street Bank & Trust, Diana Thanh Thuly Tran, Union City, CA	Class C	7.87%	—
	State Street Bank & Trust, Rika Inada, Sunnyvale, CA	Class C	5.34%	—
	Westmeyer Dental Inc. TTEE FBO 401K, Greenwood Vlg, CO	Class R	36.45%	—
	MG Trust Company FBO Superior Construction Co. Inc., Denver, CO	Class R	31.65%	—
	Capital Bank & Trust Co. FBO Everett Gaskins Hancock LLP 401K, Greenwood Vlg, CO	Class R	16.94%	—
	Frontier Trust Company FBO Bone Dry Roofing 401K Plan, Fargo, ND	Class R	5.93%	—
	Stifel Nicolaus & Co. Inc., St. Louis, MO	Class Z	32.93%	—
	State Street Bank & Trust, IRA Patricia M. Daly, Church Falls, VA	Class Z	19.67%	—
	Leyland A. Noble, Danbury, CT	Class Z	11.96%	—
	Nalini S. Naik, Cherry Hill, NJ	Class Z	7.70%	—

Statement of Additional Information – February 28, 2013	Page 178

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Emerging Markets	Columbia Management	Class K	16.93%	—
Bond		Class Y	100.00%
	Columbia Income Builder Fund	Class I	28.34%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	18.72%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	18.20%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	12.62%	—
	Columbia Capital Allocation Conservative Portfolio	Class I	10.58%	—
	Columbia Portfolio Builder Moderate Agressive Fund	Class I	7.01%	—
	American Enterprise Investment SVC	Class A	39.73%	25.02%
		Class B	28.79%
		Class C	9.89%
		Class W	99.98%
	Pershing LLC	Class A	11.92%	—
		Class C	5.75%
		Class Z	5.87%
	UBS WM USA	Class A	6.65%	—
		Class C	7.37%
	MLP Fenner & Smith	Class C	17.68%	—
	Merrill Lynch, Pierce, Fenner & Smith	Class R	75.12%	—
		Class Z	9.70%
	First Clearing LLC	Class C	13.63%	—
		Class K	10.46%
		Class Z	7.92%
	Raymond James	Class C	7.56%	—
		Class Z	5.10%
	Morgan Stanley Smith Barney	Class C	17.26%	—
		Class Z	8.25%
	Charles Schwab	Class K	56.86%	—
		Class R5	97.53%
	MG Trust Company FBO Synergy Seven Inc., Denver, CO	Class K	15.75%	—
	Safety National Casualty Corp., St. Louis, MO	Class Z	19.01%	—
	National Financial Services LLC, New York, NY	Class Z	12.02%	—
	LPL Financial	Class Z	5.98%	—

Statement of Additional Information – February 28, 2013	Page 179

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Emerging Markets	Columbia Management	Class I	100.00%	—
Opportunity		Class R5	5.37%
		Class W	10.72%
	American Enterprise Investment SVC	Class A	21.69%	—
		Class B	25.70%
		Class C	14.79%
		Class W	89.28%
	MLP Fenner & Smith	Class C	24.81%	—
		Class R	81.10%
	Merrill Lynch, Pierce, Fenner & Smith	Class Z	10.52%	—
	Morgan Stanley Smith Barney	Class C	5.24%	—
		Class Z	11.11%
	Charles Schwab	Class K	79.12%	—
		Class R5	57.59%
	First Clearing LLC	Class K	5.03%	—
		Class Z	9.77%
	National Financial Services LLC, New York, NY	Class Z	49.74%	—
	Great West Trust Company LLC 401K, Greenwood Vlg., CO	Class R5	21.73%	—
	MG Trust Company FBO MGSolutions Inc., Denver, CO	Class R5	15.31%	—
Columbia European Equity	Columbia Management	Class K	23.17%	62.52%	(a)
		Class W	100.00%
	Columbia Capital Allocation Moderate Portfolio	Class I	29.46%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	27.72%	—
	Columbia Capital Allocation Aggressive Portfolio	Class I	18.46%	—
	Columbia Masters Intenational Equity Portfolio	Class I	11.82%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.71%	—
	JPMCB NA Cust for SC 529 Plan Columbia Growth 529 Portfolio, Dallas, TX	Class Z	25.77%	—
	JPMCB NA Cust for SC 529 Plan Columbia Aggressive Growth 529 Portfolio, Dallas, TX	Class Z	24.31%	—
	JPMCB NA Cust for SC 529 Plan Columbia Moderate Growth 529 Portfolio, Dallas, TX	Class Z	23.98%	—
	JPMCB NA Cust for SC 529 Plan Columbia Moderate 529 Portfolio, Dallas, TX	Class Z	18.63%	—
	American Enterprise Investment SVC	Class A	21.19%	—
		Class B	21.19%
		Class C	18.21%
	Charles Schwab	Class A	5.09%	—
		Class K	12.49%
	MLP Fenner & Smith	Class C	36.19%	—
	MG Trust Company Cust. FBO Urologic Surgery, P.C. 401K, Denver, CO	Class R4	64.34%	—

Statement of Additional Information – February 28, 2013	Page 180

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Global Bond	Columbia Management	Class I	100.00%	—
		Class R	99.98%
		Class Y	100.00%
	American Enterprise Investment SVC	Class A	25.09%	34.28%
		Class B	28.89%
		Class C	28.12%
		Class W	99.98%
	Charles Schwab	Class K	27.44%	—
	First Clearing LLC	Class C	5.95%	—
		Class K	29.50%
		Class Z	12.32%
	Micheal Gallina FBO Manns Jewelers Inc. 401K	Class K	18.48%	—
	Leslie Betts FBO Pharmacy Administrative Solutions, Tampa, FL	Class K	16.68%	—
	Pershing LLC	Class Z	52.99%	—
	National Financial Services LLC, New York, NY	Class Z	13.55%	—
	Morgan Stanley Smith Barney	Class Z	10.61%	—
Columbia Global Equity	Columbia Management	Class I	100.00%	—
		Class R5	100.00%
		Class W	100.00%
	American Enterprise Investment SVC	Class A	12.86%	—
		Class B	19.19%
		Class C	9.01%
	MLP Fenner & Smith	Class C	17.25%	—
		Class R	33.00%
	Merrill Lynch, Pierce, Fenner & Smith	Class Z	28.46%	—
	First Clearing LLC	Class C	8.92%	—
		Class Z	6.79%
	UBS WM USA	Class C	6.18%	—
	Morgan Stanley Smith Barney	Class C	5.48%	—
		Class Z	12.31%
	Wells Fargo Bank FBO	Class K	98.86%	—
	Frontier Trust Company FBO C. Anthony Phillps Accountantcy 401K	Class R	24.27%	—
	MG Trust Company Cust. FBO Applied Reliability Engineering, Denver, CO	Class R	17.59%	—
	Frontier Trust Company FBO Cache Commodities Inc. 401K	Class R	15.79%	—
	Frontier Trust Company FBO Financial Network Audit, LLC	Class R	6.23%	—
	Frontier Trust Company FBO Associates in Diagnostic Radiology	Class Z	26.03%	—
	Pershing LLC	Class Z	5.45%	—

Statement of Additional Information – February 28, 2013	Page 181

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Multi-Advisor International Value	Columbia Management	Class I	100.00%	—
	American Enterprise Investment SVC	Class A	22.11%	—
		Class B	23.14%
		Class C	23.73%
		Class Z	10.05%
	Charles Schwab	Class K	45.45%	—
	First Clearing LLC	Class K	47.43%	—
		Class Z	5.70%
	Merrill Lynch, Pierce, Fenner & Smith	Class Z	36.25%	—
	Morgan Stanley Smith Barney	Class Z	24.58%	—
	TD Ameritrade Inc. FEBO, Denver, CO	Class Z	10.44%	—
	National Financial Services LLC, New York, NY	Class Z	6.40%	—
Columbia Seligman Global	Columbia Management	Class I	100.00%	—
Technology		Class R4	100.00%
		Class R5	14.73%
	American Enterprise Investment SVC	Class A	12.62%	—
		Class B	9.56%
	MLP Fenner & Smith	Class A	7.30%	—
		Class C	18.78%
		Class R	14.88%
	Merrill Lynch, Pierce, Fenner & Smith	Class Z	59.89%	—
	First Clearing LLC	Class C	7.77%
		Class Z	7.82%
	UBS WM USA	Class C	7.32%	—
	Raymond James, St. Petersburg, FL	Class C	6.93%	—
	Pershing LLC	Class C	6.39%	—
	Morgan Stanley Smith Barney	Class C	9.30%	—
		Class Z	21.45%
	TD Ameritrade Trust Company, Denver, CO	Class R	5.13%	—
	Charles Schwab	Class K	74.37%	—
	Frontier Trust Company FBO Chalet Dental Care 401K, Fargo, ND	Class K	15.68%	—
	Hartford Life Insurance Co., Hartford, CT	Class R	50.44%	—
	Patterson & Co. FBO Stearns Enterprises, Inc., Charlotte, NC	Class R5	54.24%	—
	Patterson & Co. FBO ISSI Retirement Plan, Charlotte, NC	Class R5	31.03%	—

Statement of Additional Information – February 28, 2013	Page 182

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Funds with fiscal period ending November 30
Columbia Government Money Market	Raymond James, St. Petersburg, FL	Class A	5.05%	—
	First Clearing LLC	Class B	10.01%	—
		Class C	5.44%
	Morgan Stanley Smith Barney	Class B	5.75%	—
	Frontier Trust Company FBO	Class R	40.64%	—
	Counsel Trust DBA FBO, Pittsburgh, PA	Class R	28.82%	—
	Patricks Plain, Easton, MD	Class R5	72.01%	—
	Gramma Fisher Foundation, Easton, MD	Class R5	27.14%	—
	Donald E. Lewin, York, PA	Class Z	51.00%	—
	State Street Bank & Trust IRA,Liza Y. Fine Magnan, Woonsocket, RI	Class Z	6.57%	—
Columbia Mid Cap Growth	Columbia Management	Class I	100.00%	—
Opportunity		Class R	10.83%
		Class R4	25.55%
	MLP Fenner & Smith	Class C	7.55%	—
	Frontier Trust Company FBO Yankton Surgical Associates 401K, Fargo, ND	Class R	70.10%	—
	Satya N. Voleti, Pt. Charlotte, FL	Class R	16.72%	—
	MG Trust Company FBO Body Masters Inc., Denver, CO	Class R4	57.74%	—
	MG Trust Company FBO Central Jersey Collision, Denver, CO	Class R4	16.71%	—
	Wells Fargo Bank	Class K	83.34%	—
	Orchard Trust Company LLC FBO Silgan Plastics, Greenwood Village, CO	Class K	6.71%	—
	Citigroup Global Markets	Class Z	37.68%	—
	MLP Fenner & Smith	Class Z	31.25%	—
	First Clearing	Class Z	13.98%	—
	FIIOC FBO Accent Display 401K, Covington, KY	Class Z	8.69%	—

(a)	Combination of all share classes of Columbia Management initial capital and affiliated funds-of-funds’ investments.

A fund may serve as an underlying investment of funds-of-funds that principally invest in shares of affiliated funds in the Fund Family (the underlying funds). The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the funds-of-funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Columbia Management or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent Columbia Management, as manager of the funds-of-funds, may be deemed a beneficial owner of the shares of an underlying fund held by the funds-of-funds, and such shares, together with any initial capital investment by Columbia Management or an affiliate, represent more than 25% of a fund, Columbia Management and its affiliated companies may be deemed to control the fund.

Statement of Additional Information – February 28, 2013	Page 183

Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Board of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Additionally, for Columbia Floating Rate Fund:

Columbia Floating Rate Fund (the “Fund”) is one of several defendants to a bankruptcy proceeding captioned Official Committee of Unsecured Creditors of TOUSA, Inc., et al. v. Citicorp North America, Inc., et al. (the “Lawsuit”), (In re TOUSA, Inc., et al.), pending in the U.S. Bankruptcy Court, Southern District of Florida (the “Bankruptcy Court”). The Fund and several other defendants (together the “Senior Transeastern Defendants”) were lenders to parties involved in a joint venture with TOUSA, Inc. (“TOUSA”) on a $450 million Credit Agreement dated as of August 1, 2005 (the “Credit Agreement”). In 2006, the administrative agent under the Credit Agreement brought claims against TOUSA alleging that certain events of default had occurred under the Credit Agreement thus triggering the guaranties (the “Transeastern Litigation”). On July 31, 2007, TOUSA and the Senior Transeastern Defendants reached a settlement in the Transeastern Litigation pursuant to which the Fund (as well as the other Senior Transeastern Defendants) released its claims and was paid $1,052,271. To fund the settlement, TOUSA entered into a $500 million credit facility with new lenders secured by liens on the assets of certain of TOUSA’s subsidiaries. On January 29, 2008, TOUSA and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. In August 2008, the Committee of Unsecured Creditors of TOUSA (“Committee”) filed the Lawsuit, seeking as to the Fund and the other Senior Transeastern Defendants a return of the money the Senior Transeastern Defendants received as part of the Transeastern Litigation settlement. The Lawsuit went to trial in July 2009, and the Bankruptcy Court ordered the Fund and the other Senior Transeastern Defendants to disgorge the money they received in settlement of the Transeastern Litigation. The Senior Transeastern Defendants, including the Fund, appealed the Bankruptcy Court’s decision to the District Court for the Southern District of Florida (the “District Court”). To stay execution of the judgment against the Fund pending appeal, the Fund deposited $1,327,620 with the Bankruptcy Court clerk of court. On February 11, 2011, the District Court entered an opinion and order quashing the Bankruptcy Court’s decision as it relates to the liability of the Senior Transeastern Defendants and ordering that “[t]he Bankruptcy Court’s imposition of remedies as to the [Senior Transeastern Defendants] is null and void.” On March 8, 2011, the Committee appealed the District Court’s order to the Eleventh Circuit Court of Appeals. The Court heard oral argument on March 21, 2012, and on May 15, 2012 issued an order reversing the decision of the District Court. A petition for rehearing by the entire panel of the Eleventh Circuit Court of Appeals was filed and denied. The District Court will now review and decide several remaining appeal issues.

Statement of Additional Information – February 28, 2013	Page 184

Independent Registered Public Accounting Firm

The financial statements for the fiscal year ended August 31, 2012 or later contained in each fund’s Annual Report were audited by the independent registered public accounting firm, PricewaterhouseCoopers LLP, located at 225 South Sixth Street, Minneapolis, MN 55402. The financial statements for all funds except Columbia Seligman Global Technology Fund for periods ended on or before July 31, 2012 were audited by Ernst & Young LLP, the fund’s former auditors. The financial statements for Columbia Seligman Global Technology Fund for the fiscal year ended Dec. 31, 2008 were audited by a different independent registered public accounting firm. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the funds.

Statement of Additional Information – February 28, 2013	Page 185

Appendix A

DESCRIPTION OF RATINGS

Standard & Poor’s Long-Term Debt Ratings.

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation.

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

On August 5, 2011, Standard & Poor’s Ratings Services (“S&P) lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA”. Because certain of the funds invest in U.S. government obligations, the value of the funds’ shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Statement of Additional Information – March 1, 2013	A-1

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings

Aaa – Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A – Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa – Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds that are rated Ba are judged to have speculative elements – their future cannot be considered as well- assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B – Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C – Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s Long-Term Debt Ratings

Fitch’s bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Statement of Additional Information – March 1, 2013	A-2

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

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B	Issues are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Standard & Poor’s Muni Bond and Note Ratings

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor’s rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor’s rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor’s rating SP-3 indicates speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody’s. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody’s MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

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Moody’s MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody’s MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody’s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Fitch’s Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

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Appendix B

STATE TAX-EXEMPT FUNDS

STATE RISK FACTORS

The State Tax-Exempt Funds invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state’s tax- exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund’s shares to change more than the values of funds’ shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state’s economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

•	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

•	natural disasters and ecological or environmental concerns;

•	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;

•	the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

•	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.

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Appendix C

Proxy Voting Policy

Proxy Voting Guidelines

As Amended and Restated – Effective January 24, 2011

Set forth on the following pages are guidelines adopted and used by the Funds listed on the cover page of the Statement of Additional Information to which these Guidelines are appended. These Funds are governed by the same Board of Trustees (the “Board”, “We”, “Us” or “Our”) and guide the Board in voting proxies on behalf of the Funds (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Board may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

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Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Board generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Board generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

Independence – A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

Attendance – A nominee who failed to attend at least 75% of the board’s meetings.

Over Boarding – A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.

Committee Membership – A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

Audit Committee Chair – A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

Board Independence – A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

Interlocking Directorship – A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

Poor Governance – A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Board will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Board will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

Shareholder Nominations for Director

The Board will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Board uses to evaluate nominees.

Shareholder Nominations for Director – Special Criteria

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Board generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair / Lead Director

The Board generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

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Removal of Directors

The Board generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Board will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Board generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Board generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Board generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Board generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

Term Limits

The Board generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Board will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Board will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Board generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Eliminate or Restrict Action by Written Consent

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

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Vote Unmarked Proxies

The Board generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Board generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Board will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

Director and Officer Indemnification

The Board will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Board generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Board supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Board generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Board will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Board will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Board generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Approve or Amend Stock Option Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

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Approve or Amend Employee Stock Purchase Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Board generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Board generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Board will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Board generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Board generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Board generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Board will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

Say on Pay

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals, taking into consideration the nature of the proposal, whether the proposal seeks any change in compensation policy, and an analysis of the Compensation Discussion and Analysis disclosure and pay for performance practices of the company.

Executive Severance Agreements

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

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Approve or Amend Deferred Compensation Plans for Directors

The Board generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Board generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Board will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Business Entity and Capitalization

Common or Preferred Stock – Increase in Authorized Shares or Classes

The Board will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, The Board will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Board also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock – Decrease in Authorized Shares or Classes

The Board generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock – Change in Par Value

The Board generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

Authorize Share Repurchase Program

The Board generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Board generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Board will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Board will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Board generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Board generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

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Recapitalization

The Board generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Board generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Board will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Board will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Board will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Board will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Board will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

Bundled Proposals

The Board generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Board will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Board generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Board generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Anti-Greenmail

The Board generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Board generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

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Auditors

Ratify or Appoint Auditors

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, attempts to limit auditor liability or situations where independence has been compromised.

Prohibit or Limit Auditor’s Non-Audit Services

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Board will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Board will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Board generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Board generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Board generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Board generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Change in Operations or Products Manufactured or Sold

The Board generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.) .

Executive Compensation Report

The Board generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

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Pay Equity

The Board will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues- Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Board generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Board generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues- General Corporate Governance

Digitalization of Certificates

The Board generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Board generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Board generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

Clarify Articles of Association or Incorporation

The Board generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Update Articles of Association or Incorporation with Proxy Results

The Board generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Board generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Statement of Additional Information – March 1, 2013	C-9

Authorize Board to Ratify and Execute Approved Resolutions

The Board generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Board generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Board generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Board generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Board generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

Authorize New Product Lines

The Board generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Board generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues- Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues- Business Entity, Capitalization

Set or Approve the Dividend

The Board generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Statement of Additional Information – March 1, 2013	C-10

Approve Allocation of Income and Dividends

The Board generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Board generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Board generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Board generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

Authorize Issuance of Bonds

The Board generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Board generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Board generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Board generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Authorize Reissuance of Repurchased Shares

The Board generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Board generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Cancel Pre-Approved Capital Issuance Authority

The Board generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Board generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Statement of Additional Information – March 1, 2013	C-11

Authority to Allot Shares for Cash

The Board generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

Foreign Issues- Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Board will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues- Auditors

Approve Special Auditors’ Report

The Board generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Board generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues- Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Board generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

Statement of Additional Information – March 1, 2013	C-12

Appendix D

Class A – Calculation of the Sales Charge

Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund’s investment category in Table 1.

			Sales charge(a) as a percentage of:
Fund category	Total market value		Public offering price(b)	Net amount invested
Equity, Flexible, Fund-of-funds – equity, Columbia Absolute Return Emerging Markets Macro and Columbia Absolute Return Enhanced Multi-Strategy	$0 – $49,999		5.75%	6.10%
	$50,000 – $99,999		4.50%	4.71%
	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
	$0 – $49,999		4.75%	4.99%
	$50,000 – $99,999		4.25%	4.44%
Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
For Columbia Absolute Return Currency and Income, Columbia Absolute Return Multi-Strategy, Columbia Floating Rate, Columbia Inflation Protected Securities, Columbia Limited Duration Credit	$0 – $99,999		3.00%	3.09%
	$100,000 – $249,999		2.50%	2.56%
	$250,000 – $499,999		2.00%	2.04%
	$500,000 – $999,999		1.50%	1.52%
	$1,000,000 or more	(c),(d)	0.00%	0.00%

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

For additional information about choosing a share class, see Appendix S.

Statement of Additional Information – March 1, 2013	D-1

Appendix E

Legacy Columbia Funds

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

Columbiasm Acorn® Fund

Columbia Acorn Emerging Markets Fund

Columbia Acorn European Fund

Columbia Acorn International

Columbia Acorn International Select

Columbia Acorn Select

Columbia Acorn USA

Columbia Balanced Fund

Columbia Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia California Tax-Exempt Fund

Columbia Capital Allocation Moderate Aggressive Portfolio (formerly known as Columbia LifeGoal® Balanced Growth Portfolio)

Columbia Capital Allocation Moderate Conservative Portfolio (formerly known as Columbia LifeGoal® Income and Growth Portfolio)

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Contrarian Core Fund

Columbia Convertible Securities Fund

Columbia Corporate Income Fund (formerly known as Columbia Income Fund)

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Global Dividend Opportunity Fund (formerly known as Columbia Strategic Investor Fund)

Columbia Global Value Fund

Columbia Greater China Fund

Columbia High Yield Municipal Fund

Columbia High Yield Opportunity Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Bond Fund

Columbia International Value Fund

Columbia Large Cap Core Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Growth Fund

Columbia Large Cap Index Fund

Columbia Large Cap Value Fund

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Income Portfolio

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Global Fund

Columbia Marsico Growth Fund

Columbia Marsico International Opportunities Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Masters International Equity Portfolio

Columbia Mid Cap Growth Fund

Columbia Mid Cap Index Fund

Columbia Mid Cap Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Overseas Value Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia Select Large Cap Growth Fund

Columbia Select Small Cap Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Small Cap Core Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Strategic Income Fund

Columbia Tax-Exempt Fund

Columbia Technology Fund

Columbiasm Thermostat Fund®

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Columbia Virginia Intermediate Municipal Bond Fund

Columbia World Equity Fund

Statement of Additional Information – March 1, 2013	E-1

Appendix F

Legacy RiverSource Funds

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)

Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)

Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)

Columbia Capital Allocation Aggressive Portfolio (formerly known as Columbia Portfolio Builder Aggressive Fund and as RiverSource Portfolio Builder Aggressive Fund)

Columbia Capital Allocation Conservative Portfolio (formerly known as Columbia Portfolio Builder Conservative Fund and as RiverSource Portfolio Builder Conservative Fund)

Columbia Capital Allocation Moderate Portfolio (formerly known as Columbia Portfolio Builder Moderate Fund and as RiverSource Portfolio Builder Moderate Fund)

Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond Fund)

Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)

Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)

Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)

Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund)

Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)

Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)

Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)

Columbia Frontier Fund (formerly known as Seligman Frontier Fund, Inc.)

Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)

Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)

Columbia Global Opportunities Fund (formerly known as Columbia Strategic Allocation Fund and as RiverSource Strategic Allocation Fund)

Columbia Government Money Market Fund (formerly known as RiverSource Government Money Market Fund, Inc.)

Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)

Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)

Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)

Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)

Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)

Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)

Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)

Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)

Columbia Marsico Flexible Capital Fund

Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap Growth Fund)

Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)

Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)

Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)

Columbia Multi-Advisor International Value Fund (formerly known as RiverSource Partners International Select Value Fund)

Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)

Columbia Portfolio Builder Moderate Aggressive Fund (formerly known as RiverSource Portfolio Builder Moderate Aggressive Fund)

Columbia Portfolio Builder Moderate Conservative Fund (formerly known as RiverSource Portfolio Builder Moderate Conservative Fund)

Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)

Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)

Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)

Columbia Seligman Communications and Information Fund (formerly known as Seligman Communications and Information Fund, Inc.)

Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)

Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)

Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)

Statement of Additional Information – March 1, 2013	F-1

Appendix S

MORE INFORMATION ABOUT CHOOSING A SHARE CLASS

Changes to Share Class Names

Effective October 25, 2012, Class R4 shares were renamed Class K shares. Effective October 31, 2012, Class R3 shares were renamed Class R4 shares. Prior to September 3, 2010, Class R shares of Legacy RiverSource Funds were known as Class R2 shares.

Sales Charge Waivers

Front-End Sales Charge Waivers

The following categories of investors may buy Class A, Class E and Class T shares of the funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired fund Board members, officers or employees of the funds or Columbia Management or its affiliates[1];

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors[1];

•	Registered representatives and other employees of affiliated or unaffiliated selling agents having a selling agreement with the Distributor[1];

•	Registered broker-dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the funds[1];

•	Partners and employees of outside legal counsel to the funds or the funds’ directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees; and

•

Direct rollovers (i.e., rollovers of fund shares and not reinvestments of redemption proceeds) from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund.

•	Employees of Bank of America, its affiliates and subsidiaries.

•	Employees or partners of Columbia Wanger Asset Management, LLC and Marsico Capital Management, LLC (or their successors).

•

(For Class T shares only) Shareholders who (i) bought Galaxy fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 fund shareholders on the date that those funds were reorganized into Galaxy funds.

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	At the fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

•

In the Distributor’s discretion, on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a fund for Class A shares of the fund.

Purchases of Class A, Class E and Class T shares may be made at net asset value if they are made as follows:

•	With dividend or capital gain distributions from a fund or from the same class of another fund;

•

Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

Statement of Additional Information – March 1, 2013	S-1

•

Through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the fund or the Transfer Agent and transacts directly with the fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

[1]	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares of another fund in the Columbia Funds Complex (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Restrictions may apply to certain accounts and certain transactions. The funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the funds when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the applicable prospectus.

Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)

Shareholders won’t pay a CDSC on redemption of Class A, Class C and Class T shares:

•	In the event of the shareholder’s death;

•	For which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	Purchased through reinvestment of dividend and capital gain distributions;

•	In an account that has been closed because it falls below the minimum account balance;

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•

That result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	Of Class A shares of a fund initially purchased by an employee benefit plan;

•	Other than Class A shares of a fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	In connection with the fund’s Small Account Policy (as described in the applicable prospectus); and

•	At a fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the fund is a party.

Shareholders won’t pay a CDSC on redemption of Class B shares:

•	In the event of the shareholder’s death; and

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.

•	At a fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the fund is a party.

Statement of Additional Information – March 1, 2013	S-2

Shareholders won’t pay a CDSC on the following categories of redemptions of Class B or Class F shares purchased prior to September 7, 2010:

•	Shares redeemed by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*

•	Shares redeemed for medical payments that exceed 7.5% of income.*

•	Shares redeemed to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

•

Redemptions of shares pursuant to a Systematic Withdrawal Plan (SWP) established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

•

Shares redeemed in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of 59 1/2.**

•	Shares redeemed in connection with loans from qualified retirement plans to shareholders.*

Below are additional categories of CDSC waivers:

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

•

CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. However, CDSC may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

*	Fund investors and selling agents must inform the fund or the Transfer Agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.

**	For direct trades on non-prototype retirement accounts where the date of birth of the fund shareholder is not maintained, the shareholder or selling agent must inform the fund or the Transfer Agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, please see the prospectuses.

Minimum Initial Investment in Class Z Shares

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectuses, as supplemented. In addition to the categories of Class Z investors described in the prospectuses, as supplemented, the minimum initial investment in Class Z shares is as follows:

There is no minimum initial investment in Class Z shares for any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address and any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

Statement of Additional Information – March 1, 2013	S-3

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•

Any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address and any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.

As described in the prospectuses offering Class Z shares, any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor who holds Class Z shares is eligible to purchase Class Z shares subject to a minimum initial investment of $2,000. If the account in which the shareholder holds Class Z shares is not eligible to purchase additional Class Z shares, the shareholder may purchase Class Z shares in an account maintained directly with the Transfer Agent, subject to the $2,000 minimum for such direct account.

Class B Shares – Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time and Legacy RiverSource Fund (including former Seligman Fund) on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009 will convert to Class A shares after eight and one half years of ownership. Class B shares originally purchased in a former Seligman Fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the fund.

The following rules apply to the conversion of Class B shares to Class A shares:

•

Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•

You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

Additional Information About Class R Eligibility

Class R shares are available only to eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the transfer agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Additional Information About Class R4 Eligibility

Class R4 shares are available only to (i) omnibus retirement plans, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the transfer agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts.

Statement of Additional Information – March 1, 2013	S-4

Additional Information About Class Z Closing

Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account with a Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. The distributor may, in its sole discretion, delay the funding requirement described above to allow an omnibus retirement plan that opened a Class Z account (the initial Class Z account) with a Fund as of the close of business on March 28, 2013 to make additional purchases of Class Z shares, open new Class Z accounts and add new participants after March 28, 2013 so long as the initial Class Z account is funded by July 2, 2013.

New Minimum Initial Investment Amount for Class R5

A minimum initial investment of $100,000 applies to purchases of Class R5 shares of a Fund for accounts of any registered investment adviser that clears Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the transfer agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements. There is no minimum initial investment in Class R5 shares for omnibus retirement plans.

Additional Eligible Investors

The Distributor, in its sole discretion, may accept investments in any share class of a Fund from investors other than those listed above and the Fund’s prospectus(es).

Additional Information About Minimum Initial Investments

The distributor, in its sole discretion, may also waive minimum initial investment requirements, including without limitation the requirement for omnibus retirement plans with plan assets of less than $10 million to invest $500,000 or more in Class Y shares of a Fund. Minimum investment and related requirements may be modified at any time, with or without prior notice.

Fund Reorganizations

Class A shares may be issued without any initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

Rejection of Business

Each fund and the distributor of the funds reserve the right to reject any business, in their sole discretion.

Additional Information about Systematic Withdrawal Plans

Systematic Withdrawal Plans allow you to schedule regular redemptions from your account any day of the month on a monthly, quarterly or semi-annual basis. Currently, Systematic Withdrawal Plans are generally available for Class A, B, C, R4, R5, T, W, Y and Z share accounts. Contact the Transfer Agent or your financial advisor to set up the plan.

To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

S-6500 DT (3/13)

Statement of Additional Information – March 1, 2013	S-5

Columbia Absolute Return Currency and Income Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Commercial Mortgage-Backed Securities — Non-Agency 2.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

GS Mortgage Securities Corp. II(a)(b)(c) Series 2007-EOP Class A2
03/06/20	1.260%	1,200,000	1,199,537
Series 2007-EOP Class A3
03/06/20	1.456%	1,770,000	1,769,718

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $2,926,030)			2,969,255

Asset-Backed Securities — Non-Agency 1.7%
Countrywide Home Equity Loan Trust Series 2005-H Class 2A (FGIC)(a)
12/15/35	0.454%	101,316	45,399

Northstar Education Finance, Inc. Series 2007-1 Class A2(a)
01/29/46	0.961%	750,000	693,574

SLM Student Loan Trust(a) Series 2005-5 Class A2
10/25/21	0.395%	243,353	243,113
Series 2005-8 Class A2
07/25/22	0.405%	266,553	266,489

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2006-C Class A2
09/15/20	0.439%	60,748	60,703
Series 2007-2 Class A2
07/25/17	0.315%	439,851	438,740

Total Asset-Backed Securities — Non-Agency
(Cost: $1,851,382)			1,748,018

Money Market Funds 95.2%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.149%(d)(e)		96,812,305	96,812,305

Total Money Market Funds
(Cost: $96,812,305)			96,812,305

Total Investments
(Cost: $101,589,717)			101,529,578

Other Assets & Liabilities, Net			225,005

Net Assets			101,754,583

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
HSBC Securities (USA), Inc.	Dec. 12, 2012	13,722,000 (CHF	)	14,652,664 (USD	)	—	(91,078)

Goldman, Sachs & Co.	Dec. 12, 2012	18,922,000 (EUR	)	24,416,476 (USD	)	—	(118,932)

State Street Bank & Trust Company	Dec. 12, 2012	777,266,000 (JPY	)	9,765,262 (USD	)	24,923	—

Morgan Stanley	Dec. 12, 2012	9,728,659 (USD	)	9,428,000 (AUD	)	25,955	—

Credit Suisse Securities (USA) L.L.C.	Dec. 12, 2012	24,395,972 (USD	)	24,410,000 (CAD	)	23,472	—

UBS Securities, LLC	Dec. 12, 2012	14,637,320 (USD	)	84,598,000 (NOK	)	179,216	—

Total						253,566	(210,010)

Notes to Portfolio of Investments

(a)	Variable rate security. The interest rate shown reflects the rate as of October 31, 2012.

(b)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $2,969,255 or 2.92% of net assets.

(d)	The rate shown is the seven-day current annualized yield at October 31, 2012.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	132,263,114	22,053,714	(57,504,523)	96,812,305	160,340	96,812,305

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Absolute Return Currency and Income Fund

Portfolio of Investments (continued)

October 31, 2012

Abbreviation Legend

FGIC	Financial Guaranty Insurance Company

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone
USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available,

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Commercial Mortgage-Backed Securities — Non-Agency	—	2,969,255	—	2,969,255

Asset-Backed Securities —Non-Agency	—	1,748,018	—	1,748,018

Total Bonds	—	4,717,273	—	4,717,273

Other

Money Market Funds	96,812,305	—	—	96,812,305

Total Other	96,812,305	—	—	96,812,305

Investments in Securities	96,812,305	4,717,273	—	101,529,578

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	253,566	—	253,566

Liabilities

Forward Foreign Currency Exchange Contracts	—	(210,010)	—	(210,010)

Total	96,812,305	4,760,829	—	101,573,134

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Absolute Return Currency and Income Fund

Statement of Assets and Liabilities

October 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $4,777,412)	$4,717,273

Affiliated issuers (identified cost $96,812,305)	96,812,305

Total investments (identified cost $101,589,717)	101,529,578

Unrealized appreciation on forward foreign currency exchange contracts	253,566

Receivable for:

Capital shares sold	404,445

Dividends	12,218

Interest	3,143

Expense reimbursement due from Investment Manager	3,275

Prepaid expenses	2,771

Total assets	102,208,996

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	210,010

Payable for:

Capital shares purchased	137,652

Investment management fees	12,298

Distribution fees	1,882

Transfer agent fees	19,475

Administration fees	1,105

Compensation of board members	11,396

Other expenses	60,595

Total liabilities	454,413

Net assets applicable to outstanding capital stock	$101,754,583

Represented by

Paid-in capital	$100,288,460

Undistributed net investment loss	(793,187)

Accumulated net realized gain	2,275,893

Unrealized appreciation (depreciation) on:

Investments	(60,139)

Forward foreign currency exchange contracts	43,556

Total — representing net assets applicable to outstanding capital stock	$101,754,583

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A

Net assets	$30,758,153

Shares outstanding	3,012,331

Net asset value per share	$10.21

Maximum offering price per share(a)	$10.53

Class B

Net assets	$456,362

Shares outstanding	46,101

Net asset value per share	$9.90

Class C

Net assets	$2,886,876

Shares outstanding	291,963

Net asset value per share	$9.89

Class I

Net assets	$47,585,079

Shares outstanding	4,566,303

Net asset value per share	$10.42

Class W

Net assets	$10,921,672

Shares outstanding	1,071,700

Net asset value per share	$10.19

Class Z

Net assets	$9,146,441

Shares outstanding	878,840

Net asset value per share	$10.41

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Absolute Return Currency and Income Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income

Income:

Dividends — affiliated issuers	160,340

Interest	104,863

Total income	265,203

Expenses:

Investment management fees	989,546

Distribution fees

Class A	87,856

Class B	5,850

Class C	30,000

Class W	33,850

Transfer agent fees

Class A	89,448

Class B	1,479

Class C	7,556

Class W	60,006

Class Z	15,594

Administration fees	88,948

Compensation of board members	10,466

Custodian fees	4,686

Printing and postage fees	50,946

Registration fees	73,920

Professional fees	37,204

Other	12,402

Total expenses	1,599,757

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(253,058)

Total net expenses	1,346,699

Net investment loss	(1,081,496)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	26,216

Forward foreign currency exchange contracts	4,202,650

Net realized gain	4,228,866

Net change in unrealized appreciation (depreciation) on:

Investments	27,202

Forward foreign currency exchange contracts	65,787

Net change in unrealized appreciation (depreciation)	92,989

Net realized and unrealized gain	4,321,855

Net increase in net assets resulting from operations	$3,240,359

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations

Net investment loss	$(1,081,496)	$(2,286,684)

Net realized gain (loss)	4,228,866	(1,650,824)

Net change in unrealized appreciation (depreciation)	92,989	1,981,432

Net increase (decrease) in net assets resulting from operations	3,240,359	(1,956,076)

Increase (decrease) in net assets from capital stock activity	(44,181,803)	(25,367,036)

Total decrease in net assets	(40,941,444)	(27,323,112)

Net assets at beginning of year	142,696,027	170,019,139

Net assets at end of year	$101,754,583	$142,696,027

Undistributed net investment loss	$(793,187)	$(7,179)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Absolute Return Currency and Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	550,895	5,590,192	1,251,491	12,532,928

Redemptions	(1,633,832)	(16,525,902)	(3,375,910)	(33,903,777)

Net decrease	(1,082,937)	(10,935,710)	(2,124,419)	(21,370,849)

Class B shares

Subscriptions	3,529	34,759	31,072	305,161

Redemptions(a)	(29,184)	(287,546)	(61,533)	(603,991)

Net decrease	(25,655)	(252,787)	(30,461)	(298,830)

Class C shares

Subscriptions	76,222	752,965	81,907	804,381

Redemptions	(127,454)	(1,254,559)	(216,896)	(2,133,457)

Net decrease	(51,232)	(501,594)	(134,989)	(1,329,076)

Class I shares

Subscriptions	733,082	7,588,187	12,643,001	128,114,306

Redemptions	(2,860,955)	(29,236,950)	(9,785,869)	(98,320,174)

Net increase (decrease)	(2,127,873)	(21,648,763)	2,857,132	29,794,132

Class W shares

Subscriptions	416,090	4,199,212	1,817,360	18,226,039

Redemptions	(1,774,990)	(17,908,514)	(5,728,728)	(56,478,697)

Net decrease	(1,358,900)	(13,709,302)	(3,911,368)	(38,252,658)

Class Z shares

Subscriptions	509,624	5,255,433	703,290	7,134,897

Redemptions	(231,954)	(2,389,080)	(103,525)	(1,044,652)

Net increase	277,670	2,866,353	599,765	6,090,245

Total net decrease	(4,368,927)	(44,181,803)	(2,744,340)	(25,367,036)

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$9.95	$10.00	$9.93	$9.97		$10.58

Income from investment operations:

Net investment income (loss)	(0.12)	(0.15)	(0.12)	(0.08)		0.15

Net realized and unrealized gain (loss)	0.38	0.10	0.19	0.09		(0.22)

Total from investment operations	0.26	(0.05)	0.07	0.01		(0.07)

Less distributions to shareholders from:

Net investment income	—	—	—	(0.00	)(a)	(0.18)

Net realized gains	—	—	—	(0.05)		(0.36)

Total distributions to shareholders	—	—	—	(0.05)		(0.54)

Net asset value, end of period	$10.21	$9.95	$10.00	$9.93		$9.97

Total return	2.61%	(0.50%)	0.71%	0.15%		(0.57%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.65%	1.73%	1.47%	1.38%		1.39%

Net expenses after fees waived or expenses reimbursed(c)	1.42%	1.73%	1.47%	1.38%		1.39%

Net investment income (loss)	(1.18%)	(1.48%)	(1.19%)	(0.83%)		1.50%

Supplemental data

Net assets, end of period (in thousands)	$30,758	$40,755	$62,209	$114,238		$175,659

Portfolio turnover	0%	0%	0%	16%		39%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012	2011	2010		2009	2008
Per share data
Net asset value, beginning of period	$9.72	$9.85	$9.85		$9.96	$10.58

Income from investment operations:

Net investment income (loss)	(0.19)	(0.22)	(0.19)		(0.16)	0.04

Net realized and unrealized gain (loss)	0.37	0.09	0.19		0.10	(0.18)

Total from investment operations	0.18	(0.13)	—		(0.06)	(0.14)

Less distributions to shareholders from:

Net investment income	—	—	—		—	(0.12)

Net realized gains	—	—	—		(0.05)	(0.36)

Total distributions to shareholders	—	—	—		(0.05)	(0.48)

Net asset value, end of period	$9.90	$9.72	$9.85		$9.85	$9.96

Total return	1.85%	(1.32%)	0.00	%(a)	(0.56%)	(1.35%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	2.39%	2.47%	2.23%		2.14%	2.16%

Net expenses after fees waived or expenses reimbursed(c)	2.17%	2.47%	2.23%		2.14%	2.16%

Net investment income (loss)	(1.93%)	(2.21%)	(1.95%)		(1.59%)	0.38%

Supplemental data

Net assets, end of period (in thousands)	$456	$698	$1,006		$2,026	$3,269

Portfolio turnover	0%	0%	0%		16%	39%

Notes to Financial Highlights

(a)	Rounds to less than 0.01%.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$9.71	$9.83	$9.84	$9.95	$10.57

Income from investment operations:

Net investment income (loss)	(0.19)	(0.22)	(0.19)	(0.16)	0.06

Net realized and unrealized gain (loss)	0.37	0.10	0.18	0.10	(0.20)

Total from investment operations	0.18	(0.12)	(0.01)	(0.06)	(0.14)

Less distributions to shareholders from:

Net investment income	—	—	—	—	(0.12)

Net realized gains	—	—	—	(0.05)	(0.36)

Total distributions to shareholders	—	—	—	(0.05)	(0.48)

Net asset value, end of period	$9.89	$9.71	$9.83	$9.84	$9.95

Total return	1.85%	(1.22%)	(0.10%)	(0.56%)	(1.31%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	2.39%	2.48%	2.22%	2.14%	2.15%

Net expenses after fees waived or expenses reimbursed(b)	2.16%	2.48%	2.22%	2.14%	2.15%

Net investment income (loss)	(1.92%)	(2.23%)	(1.94%)	(1.60%)	0.66%

Supplemental data

Net assets, end of period (in thousands)	$2,887	$3,333	$4,703	$7,609	$9,463

Portfolio turnover	0%	0%	0%	16%	39%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.11	$10.09	$9.98	$9.98	$10.59

Income from investment operations:

Net investment income (loss)	(0.07)	(0.08)	(0.08)	(0.04)	0.21

Net realized and unrealized gain (loss)	0.38	0.10	0.19	0.10	(0.24)

Total from investment operations	0.31	0.02	0.11	0.06	(0.03)

Less distributions to shareholders from:

Net investment income	—	—	—	(0.01)	(0.22)

Net realized gains	—	—	—	(0.05)	(0.36)

Total distributions to shareholders	—	—	—	(0.06)	(0.58)

Net asset value, end of period	$10.42	$10.11	$10.09	$9.98	$9.98

Total return	3.07%	0.20%	1.10%	0.56%	(0.25%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.14%	1.05%	1.07%	1.01%	1.03%

Net expenses after fees waived or expenses reimbursed(b)	0.91%	1.05%	1.07%	1.01%	1.03%

Net investment income (loss)	(0.68%)	(0.84%)	(0.79%)	(0.40%)	2.10%

Supplemental data

Net assets, end of period (in thousands)	$47,585	$67,660	$38,718	$28,926	$202,106

Portfolio turnover	0%	0%	0%	16%	39%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$9.94	$9.99	$9.92	$9.97	$10.58

Income from investment operations:

Net investment income (loss)	(0.14)	(0.15)	(0.12)	(0.08)	0.11

Net realized and unrealized gain (loss)	0.39	0.10	0.19	0.08	(0.19)

Total from investment operations	0.25	(0.05)	0.07	—	(0.08)

Less distributions to shareholders from:

Net investment income	—	—	—	—	(0.17)

Net realized gains	—	—	—	(0.05)	(0.36)

Total distributions to shareholders	—	—	—	(0.05)	(0.53)

Net asset value, end of period	$10.19	$9.94	$9.99	$9.92	$9.97

Total return	2.52%	(0.50%)	0.71%	0.04%	(0.66%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.83%	1.71%	1.51%	1.46%	1.50%

Net expenses after fees waived or expenses reimbursed(b)	1.62%	1.71%	1.51%	1.46%	1.50%

Net investment income (loss)	(1.38%)	(1.46%)	(1.23%)	(0.86%)	1.09%

Supplemental data

Net assets, end of period (in thousands)	$10,922	$24,171	$63,369	$87,000	$303,933

Portfolio turnover	0%	0%	0%	16%	39%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.11	$10.09	$10.18

Income from investment operations:

Net investment income (loss)	(0.09)	(0.10)	(0.01)

Net realized and unrealized gain (loss)	0.39	0.12	(0.08)

Total from investment operations	0.30	0.02	(0.09)

Net asset value, end of period	$10.41	$10.11	$10.09

Total return	2.97%	0.20%	(0.88%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.34%	1.15%	1.54	%(c)

Net expenses after fees waived or expenses reimbursed(d)	1.09%	1.15%	1.54	%(c)

Net investment income (loss)	(0.85%)	(0.95%)	(1.20	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$9,146	$6,079	$14

Portfolio turnover	0%	0%	0%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Absolute Return Currency and Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP)

requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes

Annual Report 2012	21

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2012

are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to take long and short positions with the goal of generating gains for the Fund.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

22	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2012

The following table is a summary of the fair value of derivative instruments at October 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	253,566

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	210,010

The effect of derivative instruments in the Statement of Operations for the year ended October 31, 2012:

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	4,202,650
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	65,787

The following table is a summary of the volume of derivative instruments for the year ended October 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	228

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the

Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of

Annual Report 2012	23

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2012

their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.89% to 0.70% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2012 was 0.89% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2012, other expenses paid to this company were $1,829.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

24	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2012

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the year ended October 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.25%
Class B	0.25
Class C	0.25
Class W	0.44
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $57,000 and $24,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $8,791 for Class A, $277 for Class B and $185 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.32%
Class B	2.07
Class C	2.07
Class I	0.87
Class W	1.32
Class Z	1.07

Prior to January 1, 2012, there was no contractual agreement to waive fees and/or reimburse expenses.

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees’ deferred compensation, late-year ordinary losses and derivative investments. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the

Annual Report 2012	25

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2012

following reclassifications were made among the components of the Fund’s net assets for permanent differences:

Undistributed net investment loss	$295,488
Paid-in capital	(295,488)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

For the years ended October 31, 2012 and 2011, there were no distributions.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	2,319,449
Accumulated realized loss	(782,430)
Unrealized depreciation	(60,139)

At October 31, 2012, the cost of investments for federal income tax purposes was $101,589,717 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$49,380
Unrealized depreciation	(109,519)
Net unrealized depreciation	$(60,139)

For the year ended October 31, 2012, $1,814,567 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of October 31, 2012, the Fund will elect to treat late year ordinary losses of $782,430 as arising on November 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $0 and $5,163,743, respectively, for the year ended October 31, 2012.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At October 31, 2012, one unaffiliated shareholder account owned 26.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 46.1% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

26	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2012

Note 9. Significant Risks

Foreign Currency Risk

The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluation could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Counterparty Risk

Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the Investment Manager.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	27

Columbia Absolute Return Currency and Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Absolute Return Currency and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Absolute Return Currency and Income Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 21, 2012

28	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.8%
Issuer	Shares	Value ($)
Australia 17.2%
Australia and New Zealand Banking Group Ltd.	392,656	10,358,757

BHP Billiton Ltd.	251,703	8,911,654

Commonwealth Bank of Australia	193,235	11,571,984

Iluka Resources Ltd.(a)	203,342	2,085,733

Macquarie Group Ltd.	119,109	3,934,358

National Australia Bank Ltd.	247,414	6,612,076

Rio Tinto Ltd.(a)	80,670	4,755,952

Santos Ltd.	254,614	3,035,804

Telstra Corp., Ltd.	1,359,412	5,842,071

Wesfarmers Ltd.	155,099	5,591,217

Westfield Retail Trust	593,755	1,906,591

WorleyParsons Ltd.	97,932	2,504,303

Total		67,110,500

China 21.9%
AAC Technologies Holdings, Inc.	866,500	3,085,162

Agile Property Holdings Ltd.	1,790,000	2,020,140

Agricultural Bank of China Ltd., Class H(a)	5,437,000	2,342,593

Baidu, Inc., ADR(b)	26,533	2,828,948

Belle International Holdings Ltd.	781,000	1,448,306

China BlueChemical Ltd.	3,212,000	2,028,080

China Construction Bank Corp., Class H	10,815,380	8,107,924

China Mobile Ltd.	198,500	2,201,712

China Overseas Land & Investment Ltd.	1,980,000	5,155,619

China Shenhua Energy Co., Ltd., Class H	778,500	3,298,659

China Unicom Hong Kong Ltd.	1,772,000	2,856,688

CNOOC Ltd.	3,808,000	7,836,776

Dongfeng Motor Group Co., Ltd., Class H	1,790,000	2,213,872

ENN Energy Holdings Ltd.	1,062,000	4,410,244

Focus Media Holding Ltd., ADR	115,597	2,725,777

Guangdong Investment Ltd.	4,966,000	4,053,743

Industrial & Commercial Bank of China Ltd., Class H	10,491,000	6,908,315

Lenovo Group Ltd.(a)	3,996,000	3,199,510

New Oriental Education & Technology Group, ADR	86,073	1,451,191

PetroChina Co., Ltd., Class H	1,990,000	2,700,267

Ping An Insurance Group Co. of China Ltd., Class H	600,500	4,725,657

Common Stocks (continued)
Issuer	Shares	Value ($)
Sany Heavy Equipment International Holdings Co., Ltd.	1,871,500	978,645

Tencent Holdings Ltd.	166,900	5,870,619

Zhuzhou CSR Times Electric Co., Ltd., Class H(a)	1,066,000	3,116,917

Total		85,565,364

Hong Kong 10.2%
AIA Group Ltd.	2,185,000	8,616,476

BOC Hong Kong Holdings Ltd.	689,500	2,114,046

Cheung Kong Holdings Ltd.	721,000	10,627,223

Li & Fung Ltd.	1,574,000	2,625,690

Samsonite International SA	939,600	1,945,035

Sun Hung Kai Properties Ltd.	316,974	4,381,830

Swire Properties Ltd.	685,300	2,117,371

Wharf Holdings Ltd.	1,112,900	7,588,089

Total		40,015,760

India 6.9%
Bajaj Auto Ltd.	106,597	3,591,422

HDFC Bank Ltd.	431,920	5,072,539

ICICI Bank Ltd., ADR	64,799	2,543,361

Infosys Ltd., ADR	41,385	1,796,937

ITC Ltd.	1,078,137	5,651,371

Larsen & Toubro Ltd.	88,413	2,662,475

Mahindra & Mahindra Ltd.	166,297	2,722,106

Yes Bank Ltd.	393,225	3,001,946

Total		27,042,157

Indonesia 4.1%
PT Bank Mandiri Persero Tbk	4,528,316	3,868,452

PT Jasa Marga Persero Tbk	3,703,000	2,229,983

PT Perusahaan Gas Negara Persero Tbk	4,929,500	2,377,528

PT Semen Gresik Persero Tbk	3,168,500	4,898,582

PT XL Axiata Tbk	3,744,000	2,663,422

Total		16,037,967

Macau 1.2%
Sands China Ltd.	1,258,800	4,705,530

Malaysia 1.6%
Astro Malaysia Holdings Bhd(b)(c)	492,300	437,995

Malayan Banking Bhd	679,100	2,008,943

Telekom Malaysia Bhd	2,001,700	3,924,384

Total		6,371,322

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Philippines 1.1%
Ayala Corp.	345,462	3,708,370

SM Prime Holdings, Inc.	1,187,200	417,252

Total		4,125,622

Singapore 7.4%
CapitaCommercial Trust	1,710,000	2,194,018

CapitaLand Ltd.	1,243,000	3,310,294

DBS Group Holdings Ltd.	475,000	5,394,304

Keppel Corp., Ltd.	736,000	6,403,549

Oversea-Chinese Banking Corp., Ltd.	388,196	2,885,215

SembCorp Industries Ltd.	972,000	4,313,794

Singapore Telecommunications Ltd.	993,000	2,615,577

United Overseas Bank Ltd.	127,801	1,905,868

Total		29,022,619

South Korea 15.6%
Amorepacific Corp.	1,635	1,857,933

Hana Financial Group, Inc.	77,480	2,253,979

Hyundai Department Store Co., Ltd.	18,961	2,352,637

Hyundai Heavy Industries Co., Ltd.	7,275	1,524,557

Hyundai Mobis	17,109	4,348,168

Hyundai Motor Co.	34,809	7,153,901

LG Chem Ltd.	9,416	2,641,373

LG Household & Health Care Ltd.	8,235	4,836,364

NHN Corp.	13,574	3,139,805

Samsung Electronics Co., Ltd.	19,223	23,068,323

Samsung Engineering Co., Ltd.	18,739	2,446,057

Samsung Heavy Industries Co., Ltd.	61,690	1,882,690

Shinhan Financial Group Co., Ltd.	52,740	1,810,166

SK Hynix, Inc.(b)	73,560	1,674,579

Total		60,990,532

Taiwan 8.7%
Catcher Technology Co., Ltd.	490,000	2,126,753

Chinatrust Financial Holding Co., Ltd.	3,527,019	1,941,437

Delta Electronics, Inc.	1,078,000	3,677,164

Far EasTone Telecommunications Co., Ltd.	2,708,000	6,251,018

Fubon Financial Holding Co., Ltd.	915	937

Hon Hai Precision Industry Co., Ltd.	1,090,966	3,307,850

President Chain Store Corp.	570,000	2,817,030

Taiwan Semiconductor Manufacturing Co., Ltd.	1,180,000	3,595,531

Common Stocks (continued)
Issuer	Shares	Value ($)

Taiwan Semiconductor Manufacturing Co., Ltd., ADR	655,748	10,426,393

Total		34,144,113

Thailand 2.9%
Advanced Information Service PCL, Foreign Registered Shares	597,800	3,840,489

Siam Commercial Bank PCL, Foreign Registered Shares	946,300	4,947,057

Total Access Communication PCL, NVDR	816,200	2,303,494

Total		11,091,040

Total Common Stocks
(Cost: $341,080,199)		386,222,526

Money Market Funds 0.7%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.149%(d)(e)	2,543,371	2,543,371

Total Money Market Funds
(Cost: $2,543,371)		2,543,371

Investments of Cash Collateral Received for Securities on Loan 1.3%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Repurchase Agreements 1.3%
Mizuho Securities USA, Inc. dated 10/31/12, matures 11/01/12, repurchase price
$4,000,044(f)	0.400%	4,000,000	4,000,000

Royal Bank of Canada dated 10/31/12, matures 11/01/12, repurchase price
$1,189,150(f)	0.310%	1,189,140	1,189,140

Total			5,189,140

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $5,189,140)			5,189,140

Total Investments
(Cost: $348,812,710)			393,955,037

Other Assets & Liabilities, Net			(3,034,156)

Net Assets			390,920,881

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Asia Pacific ex-Japan Fund

Portfolio of Investments (continued)

October 31, 2012

Notes to Portfolio of Investments

(a)	At October 31, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $437,995 or 0.11% of net assets.

(d)	The rate shown is the seven-day current annualized yield at October 31, 2012.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	891,067	164,555,053	(162,902,749)	—	2,543,371	—	14,661	2,543,371

(f)	The following table represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.400%)
Fannie Mae Pool	2,621,264

Fannie Mae REMICS	427,249

Freddie Mac Gold Pool	171,564

Freddie Mac Non Gold Pool	159,526

Freddie Mac REMICS	442,592

Government National Mortgage Association	257,805

Total market value of collateral securities	4,080,000

Security Description	Value ($)
Royal Bank of Canada (0.310%)
Fannie Mae Pool	1,212,923

Total market value of collateral securities	1,212,923

Abbreviation Legend

ADR	American Depositary Receipt
NVDR	Non-voting Depository Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	4,176,968	33,544,663	—	37,721,631

Consumer Staples	—	20,753,916	—	20,753,916

Energy	—	19,375,808	—	19,375,808

Financials	2,543,361	143,809,828	—	146,353,189

Industrials	—	25,558,668	—	25,558,668

Information Technology	15,052,278	52,745,294	—	67,797,572

Materials	—	25,321,374	—	25,321,374

Telecommunication Services	—	32,498,854	—	32,498,854

Utilities	—	10,841,514	—	10,841,514

Total Equity Securities	21,772,607	364,449,919	—	386,222,526

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Asia Pacific ex-Japan Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Other

Money Market Funds	2,543,371	—	—	2,543,371

Investments of Cash Collateral Received for Securities on Loan	—	5,189,140	—	5,189,140

Total Other	2,543,371	5,189,140	—	7,732,511

Total	24,315,978	369,639,059	—	393,955,037

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Statement of Assets and Liabilities

October 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $341,080,199)	$386,222,526

Affiliated issuers (identified cost $2,543,371)	2,543,371

Investment of cash collateral received for securities on loan

Repurchase agreements (identified cost $5,189,140)	5,189,140

Total investments (identified cost $348,812,710)	393,955,037

Foreign currency (identified cost $2,980,137)	2,984,782

Receivable for:

Capital shares sold	1,546,234

Dividends	27,505

Interest	2,129

Prepaid expenses	4,310

Total assets	398,519,997

Liabilities

Due upon return of securities on loan	5,189,140

Payable for:

Investments purchased	673,966

Capital shares purchased	1,491,191

Investment management fees	42,309

Distribution fees	37

Foreign capital gains taxes deferred	19,484

Transfer agent fees	24,189

Administration fees	4,279

Compensation of board members	11,302

Other expenses	143,219

Total liabilities	7,599,116

Net assets applicable to outstanding capital stock	$390,920,881

Represented by

Paid-in capital	$385,072,746

Undistributed net investment income	7,038,311

Accumulated net realized loss	(46,317,495)

Unrealized appreciation (depreciation) on:

Investments	45,142,327

Foreign currency translations	4,476

Foreign capital gains tax	(19,484)

Total — representing net assets applicable to outstanding capital stock	$390,920,881

* Value of securities on loan	$4,867,283

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Asia Pacific ex-Japan Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A

Net assets	$451,947

Shares outstanding	36,603

Net asset value per share	$12.35

Maximum offering price per share(a)	$13.10

Class C

Net assets	$69,999

Shares outstanding	5,737

Net asset value per share	$12.20

Class I

Net assets	$2,324

Shares outstanding	188

Net asset value per share(b)	$12.38

Class R

Net assets	$175,432

Shares outstanding	14,299

Net asset value per share	$12.27

Class R5

Net assets	$389,978,116

Shares outstanding	31,488,733

Net asset value per share	$12.38

Class Z

Net assets	$243,063

Shares outstanding	19,668

Net asset value per share	$12.36

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income

Income:

Dividends — unaffiliated issuers	$12,516,997

Dividends — affiliated issuers	14,661

Interest	706

Income from securities lending — net	120,813

Foreign taxes withheld	(930,295)

Total income	11,722,882

Expenses:

Investment management fees	3,339,296

Distribution fees

Class A	1,384

Class C	481

Class R	350

Transfer agent fees

Class A	1,076

Class C	92

Class R	121

Class R5	207,975

Class Z	286

Administration fees	338,241

Compensation of board members	17,419

Custodian fees	158,970

Printing and postage fees	73,063

Registration fees	57,154

Professional fees	66,272

Line of credit interest expense	17,448

Other	28,621

Total expenses	4,308,249

Net investment income	7,414,633

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(46,061,014)

Foreign currency translations	196,060

Net realized loss	(45,864,954)

Net change in unrealized appreciation (depreciation) on:

Investments	57,122,115

Foreign currency translations	(25,852)

Foreign capital gains tax	71,958

Net change in unrealized appreciation (depreciation)	57,168,221

Net realized and unrealized gain	11,303,267

Net increase in net assets resulting from operations	$18,717,900

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Asia Pacific ex-Japan Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations

Net investment income	$7,414,633	$6,768,875

Net realized gain (loss)	(45,864,954)	18,864,574

Net change in unrealized appreciation (depreciation)	57,168,221	(79,163,982)

Net increase (decrease) in net assets resulting from operations	18,717,900	(53,530,533)

Distributions to shareholders:

Net investment income

Class A	(6,071)	(1,210)

Class C	(317)	(78)

Class I	(35)	(16)

Class R	(355)	(11)

Class R5	(5,950,962)	(3,273,747)

Class Z	(1,257)	(136)

Net realized gains

Class A	(27,634)	(247)

Class C	(2,240)	(18)

Class I	(104)	(3)

Class R	(1,429)	(3)

Class R5	(17,996,325)	(633,212)

Class Z	(4,325)	(25)

Total distributions to shareholders	(23,991,054)	(3,908,706)

Increase (decrease) in net assets from capital stock activity	(108,994,364)	49,818,055

Total decrease in net assets	(114,267,518)	(7,621,184)

Net assets at beginning of year	505,188,399	512,809,583

Net assets at end of year	$390,920,881	$505,188,399

Undistributed net investment income	$7,038,311	$5,381,763

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	9,605	116,970	55,497	764,739

Distributions reinvested	2,779	30,151	105	1,439

Redemptions	(27,152)	(314,574)	(9,887)	(125,939)

Net increase (decrease)	(14,768)	(167,453)	45,715	640,239

Class C shares

Subscriptions	3,809	44,664	3,454	48,032

Distributions reinvested	224	2,425	6	81

Redemptions	(1,942)	(22,639)	(2)	(20)

Net increase	2,091	24,450	3,458	48,093

Class R shares

Subscriptions	11,692	132,294	2,901	41,379

Distributions reinvested	153	1,654	—	—

Redemptions	(79)	(970)	(556)	(7,980)

Net increase	11,766	132,978	2,345	33,399

Class R5 shares

Subscriptions	17,913,488	208,351,513	25,759,112	358,782,668

Distributions reinvested	709,038	7,707,242	75,140	1,033,922

Redemptions	(27,346,705)	(325,179,464)	(22,803,465)	(310,843,511)

Net increase (decrease)	(8,724,179)	(109,120,709)	3,030,787	48,973,079

Class Z shares

Subscriptions	11,915	137,290	70,961	1,038,250

Distributions reinvested	502	5,448	10	143

Redemptions	(531)	(6,368)	(63,377)	(915,148)

Net increase	11,886	136,370	7,594	123,245

Total net increase (decrease)	(8,713,204)	(108,994,364)	3,089,899	49,818,055

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Asia Pacific ex-Japan Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$12.49		$13.79		$13.32

Income from investment operations:

Net investment income (loss)	0.15		0.15		(0.01)

Net realized and unrealized gain (loss)	0.41		(1.36)		0.48

Total from investment operations	0.56		(1.21)		0.47

Less distributions to shareholders:

Net investment income	(0.14)		(0.07)		—

Net realized gains	(0.56)		(0.02)		—

Total distributions to shareholders	(0.70)		(0.09)		—

Net asset value, end of period	$12.35		$12.49		$13.79

Total return	5.23%		(8.82%)		3.53%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.42	%(c)	1.45	%(c)	1.50	%(d)

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.42	%(c)	1.45	%(c)(f)	1.50	%(d)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.42%		1.45%		1.50	%(d)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.42%		1.45	%(f)	1.50	%(d)

Net investment income (loss)	1.25%		1.12	%(f)	(0.95	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$452		$642		$78

Portfolio turnover	50%		63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$12.38		$13.78		$13.32

Income from investment operations:

Net investment income (loss)	0.03		0.06		(0.02)

Net realized and unrealized gain (loss)	0.42		(1.38)		0.48

Total from investment operations	0.45		(1.32)		0.46

Less distributions to shareholders:

Net investment income	(0.07)		(0.06)		—

Net realized gains	(0.56)		(0.02)		—

Total distributions to shareholders	(0.63)		(0.08)		—

Net asset value, end of period	$12.20		$12.38		$13.78

Total return	4.33%		(9.62%)		3.45%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.16	%(c)	2.19	%(c)	2.22	%(d)

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	2.16	%(c)	2.19	%(c)(f)	2.22	%(d)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.16%		2.19%		2.22	%(d)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	2.16%		2.19	%(f)	2.22	%(d)

Net investment income (loss)	0.25%		0.44	%(f)	(1.93	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$70		$45		$3

Portfolio turnover	50%		63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Asia Pacific ex-Japan Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$12.54		$13.79		$13.32

Income from investment operations:

Net investment income (loss)	0.20		0.18		(0.01)

Net realized and unrealized gain (loss)	0.38		(1.33)		0.48

Total from investment operations	0.58		(1.15)		0.47

Less distributions to shareholders:

Net investment income	(0.18)		(0.08)		—

Net realized gains	(0.56)		(0.02)		—

Total distributions to shareholders	(0.74)		(0.10)		—

Net asset value, end of period	$12.38		$12.54		$13.79

Total return	5.48%		(8.40%)		3.53%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.97	%(c)	0.99	%(c)	1.08	%(d)

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.97	%(c)	0.99	%(c)	1.08	%(d)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.97%		0.99%		1.08	%(d)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.97%		0.99%		1.08	%(d)

Net investment income (loss)	1.70%		1.31%		(0.78	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$2		$2		$3

Portfolio turnover	50%		63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$12.46		$13.79		$13.32

Income from investment operations:

Net investment income (loss)	0.13		0.16		(0.02)

Net realized and unrealized gain (loss)	0.37		(1.41)		0.49

Total from investment operations	0.50		(1.25)		0.47

Less distributions to shareholders:

Net investment income	(0.13)		(0.06)		—

Net realized gains	(0.56)		(0.02)		—

Total distributions to shareholders	(0.69)		(0.08)		—

Net asset value, end of period	$12.27		$12.46		$13.79

Total return	4.78%		(9.15%)		3.53%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.63	%(c)	1.70	%(c)	1.73	%(d)

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.63	%(c)	1.68	%(c)(f)	1.73	%(d)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.63%		1.70%		1.73	%(d)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.63%		1.68	%(f)	1.73	%(d)

Net investment income (loss)	1.08%		1.26	%(f)	(1.43	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$175		$32		$3

Portfolio turnover	50%		63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Asia Pacific ex-Japan Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R5	2012		2011		2010	2009(a)
Per share data
Net asset value, beginning of period	$12.54		$13.79		$11.42	$10.00

Income from investment operations:

Net investment income	0.21		0.18		0.13	0.02

Net realized and unrealized gain (loss)	0.37		(1.33)		2.27	1.40

Total from investment operations	0.58		(1.15)		2.40	1.42

Less distributions to shareholders:

Net investment income	(0.18)		(0.08)		(0.02)	—

Net realized gains	(0.56)		(0.02)		(0.01)	—

Total distributions to shareholders	(0.74)		(0.10)		(0.03)	—

Net asset value, end of period	$12.38		$12.54		$13.79	$11.42

Total return	5.44%		(8.42%)		21.06%	14.20%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.01	%(c)	0.98	%(c)	1.09%	1.67	%(d)

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.01	%(c)	0.98	%(c)	1.09%	1.15	%(d)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.01%		0.98%		1.09%	1.67	%(d)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.01%		0.98%		1.09%	1.15	%(d)

Net investment income	1.76%		1.31%		1.09%	0.47	%(d)

Supplemental data

Net assets, end of period (in thousands)	$389,978		$504,370		$512,721	$53,643

Portfolio turnover	50%		63%		21%	4%

Notes to Financial Highlights

(a)	For the period from July 15, 2009 (commencement of operations) to October 31, 2009.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$12.51		$13.79		$13.32

Income from investment operations:

Net investment income (loss)	0.17		0.19		(0.01)

Net realized and unrealized gain (loss)	0.40		(1.37)		0.48

Total from investment operations	0.57		(1.18)		0.47

Less distributions to shareholders:

Net investment income	(0.16)		(0.08)		—

Net realized gains	(0.56)		(0.02)		—

Total distributions to shareholders	(0.72)		(0.10)		—

Net asset value, end of period	$12.36		$12.51		$13.79

Total return	5.33%		(8.63%)		3.53%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.15	%(c)	1.24	%(c)	1.23	%(d)

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.15	%(c)	1.24	%(c)(f)	1.23	%(d)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.15%		1.24%		1.23	%(d)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.15%		1.24	%(f)	1.23	%(d)

Net investment income (loss)	1.41%		1.35	%(f)	(0.93	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$243		$97		$3

Portfolio turnover	50%		63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Asia Pacific ex-Japan Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

24	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2012

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Annual Report 2012	25

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2012

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2012 was 0.79% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2012, other expenses paid to this company were $2,778.

26	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2012

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended October 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class C	0.19
Class R	0.17
Class R5	0.05
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,000 for Class C shares. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $516 for Class A, and $2 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed

Annual Report 2012	27

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2012

the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.50%
Class C	2.25
Class I	1.08
Class R	1.75
Class R5	1.13
Class Z	1.25

Prior to January 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.50%
Class C	2.25
Class I	1.10
Class R	1.75
Class R5	1.15
Class Z	1.25

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, distribution reclassifications, foreign currency transactions and passive foreign investment company (PFIC)

holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$200,912
Accumulated net realized loss	(1,800,912)
Paid-in capital	1,600,000

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2012 ($)	2011 ($)
Ordinary income	$8,266,513	3,534,251
Long-term capital gains	15,724,541	374,455
Total	23,991,054	3,908,706

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$7,273,403
Undistributed accumulated long-term gain	—
Accumulated realized loss	(44,721,458)
Unrealized appreciation	43,306,695

At October 31, 2012, the cost of investments for federal income tax purposes was $350,633,334 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$55,288,379
Unrealized depreciation	(11,966,676)
Net unrealized appreciation	$43,321,703

The following capital loss carryforward, determined at October 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	24,279,438
Unlimited long-term	20,442,020
Total	44,721,458

28	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2012

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $208,353,471 and $331,240,970, respectively, for the year ended October 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At October 31, 2012, securities valued at $4,867,283 were on loan, secured by cash collateral of $5,189,140 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

In September 2012, the Board voted to cease securities lending by or on December 31, 2012.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment

Annual Report 2012	29

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2012

fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the year ended October 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $16,012,903 at a weighted average interest rate of 1.30%.

Note 9. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Asian Pacific Region Risk

Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the U.S. dollar and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country.

Geographic Concentration Risk

Because the Fund concentrates its investments in the Asian Pacific Region, the Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the Asian Pacific Region. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund. If securities of companies in the Asian Pacific Region fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe

30	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2012

proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	31

Columbia Asia Pacific ex-Japan Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Asia Pacific ex-Japan Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Asia Pacific ex-Japan Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 21, 2012

32	Annual Report 2012

Columbia Emerging Markets Bond Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 7.7%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Brazil 1.7%
Banco BMG SA Senior Notes(b)
04/15/18	8.000%		1,500,000	1,421,691

Banco Santander Brasil SA Senior Unsecured(b)
02/13/17	4.625%		2,000,000	2,110,000

Companhia de Eletricidade do Estad
04/27/16	11.750%	BRL	6,000,000	3,183,082

Samarco Mineracao SA Senior Unsecured(b)
11/01/22	4.125%		2,000,000	1,997,960

Vale Overseas Ltd.
01/11/22	4.375%		1,000,000	1,064,450

Vale SA Senior Unsecured
09/11/42	5.625%		2,000,000	2,142,606

Total				11,919,789

Colombia 0.9%
BanColombia SA Senior Unsecured
06/03/21	5.950%		2,100,000	2,425,500

Banco de Bogota SA Senior Unsecured(b)
01/15/17	5.000%		1,000,000	1,073,923

Grupo Aval Ltd.(b)
09/26/22	4.750%		3,000,000	3,000,000

Total				6,499,423

Mexico 0.3%
Mexichem Sab de CV(b)
09/19/42	6.750%		1,000,000	1,080,000
Senior Unsecured
09/19/22	4.875%		1,000,000	1,057,500

Total				2,137,500

Peru 1.1%
Banco de Credito del Peru Subordinated Notes(b)(c)
10/15/22	7.170%	PEN	6,000,000	2,641,714

Corp. Azucarera del Peru SA(b)
08/02/22	6.375%		4,700,000	5,000,410

Total				7,642,124

Russian Federation 2.7%
Lukoil International Finance BV(b)
11/05/19	7.250%		2,400,000	2,887,344
11/09/20	6.125%		2,900,000	3,296,354
06/07/22	6.656%		1,000,000	1,207,900

Metalloinvest Finance Ltd.(b)
07/21/16	6.500%		2,000,000	2,086,560

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Novatek Finance Ltd. Senior Unsecured(b)
02/03/21	6.604%		4,000,000	4,683,467

Severstal OAO Via Steel Capital SA Senior Unsecured(b)
07/26/16	6.250%		1,500,000	1,577,509

TNK-BP Finance SA(b)
03/13/18	7.875%		1,000,000	1,186,112

VimpelCom Holdings BV(b)
03/01/22	7.504%		2,500,000	2,700,000

Total				19,625,246

Ukraine 1.0%
Ferrexpo Finance PLC(b)
04/07/16	7.875%		800,000	769,391

MHP SA(b)
04/29/15	10.250%		4,542,000	4,666,905

Metinvest BV(b)
02/14/18	8.750%		1,500,000	1,439,625

Total				6,875,921

Total Corporate Bonds & Notes (Cost: $51,006,705)				54,700,003

Inflation-Indexed Bonds(a) 5.9%
Uruguay 5.9%
Uruguay Government International Bond
04/05/27	4.250%	UYU	362,876,864	21,365,103
Senior Unsecured
12/15/28	4.375%	UYU	336,797,762	20,171,239

Total				41,536,342

Total Inflation-Indexed Bonds (Cost: $36,981,023)				41,536,342

Foreign Government Obligations(a) 79.0%
Argentina 2.2%
Argentina Boden Bonds Senior Unsecured
10/03/15	7.000%		5,335,000	4,428,050

Argentina Bonar Bonds Senior Unsecured
04/17/17	7.000%		8,838,000	6,540,120

City of Buenos Aires Senior Unsecured(b)
03/01/17	9.950%		2,000,000	1,600,000

Provincia de Buenos Aires Senior Unsecured(b)
01/26/21	10.875%		2,780,000	1,737,500

Provincia de Cordoba Senior Unsecured(b)
08/17/17	12.375%		2,050,000	1,527,250

Total				15,832,920

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Bolivia 0.4%
Bolivian Government International Bond(b)
10/29/22	4.875%		3,100,000	3,104,269

Brazil 5.6%
Banco do Brasil SA
10/10/22	3.875%		2,000,000	1,994,000

Brazil Notas do Tesouro Nacional
01/01/17	10.000%	BRL	18,693,000	9,978,733

Centrais Eletricas Brasileiras SA Senior Unsecured(b)
10/27/21	5.750%		9,500,000	10,640,000

Cia de Saneamento Basico do Estado de Sao Paulo Senior Unsecured(b)
12/16/20	6.250%		500,000	542,500

Morgan Stanley Senior Unsecured
10/22/20	11.500%	BRL	3,300,000	1,895,906

Petrobras International Finance Co.
03/15/19	7.875%		4,900,000	6,203,547
01/20/20	5.750%		1,000,000	1,153,481
01/27/21	5.375%		3,424,000	3,871,939
01/20/40	6.875%		2,600,000	3,360,370

Total				39,640,476

Colombia 5.8%
Bogota Distrito Capital Senior Unsecured(b)
07/26/28	9.750%	COP	1,377,000,000	1,123,842

Colombia Government International Bond Senior Unsecured
10/22/15	12.000%	COP	2,093,000,000	1,412,271
06/28/27	9.850%	COP	1,000,000,000	850,273
01/18/41	6.125%		6,600,000	9,023,426

Corp. Andina De Fomento
06/15/22	4.375%		4,715,000	5,126,983

Empresa de Energia de Bogota SA Senior Unsecured(b)
11/10/21	6.125%		6,645,000	7,515,031

Empresas Publicas de Medellin ESP Senior Unsecured(b)
02/01/21	8.375%	COP	15,188,000,000	9,365,200

Transportadora de Gas Internacional SA ESP Senior Unsecured(b)
03/20/22	5.700%		6,100,000	6,825,663

Total				41,242,689

Dominican Republic 1.9%
Dominican Republic International Bond(b) Senior Unsecured
05/06/21	7.500%		7,500,000	8,784,292
04/20/27	8.625%		3,984,000	4,780,800

Total				13,565,092

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
El Salvador 0.5%
El Salvador Government International Bond(b) Senior Unsecured
04/10/32	8.250%		1,000,000	1,225,000
06/15/35	7.650%		1,810,000	2,104,125

Total				3,329,125

Georgia 0.2%
Georgian Railway JSC Senior Unsecured(b)
07/11/22	7.750%		1,480,000	1,675,404

Guatemala 0.4%
Guatemala Government Bond Senior Unsecured(b)
06/06/22	5.750%		2,700,000	3,078,000

Hungary 0.6%
Hungary Government International Bond Senior Unsecured
03/29/21	6.375%		2,400,000	2,681,109
03/29/41	7.625%		1,500,000	1,782,000

Total				4,463,109

Indonesia 8.7%
Indonesia Government International Bond(b)
01/17/42	5.250%		1,000,000	1,152,500
Senior Unsecured
05/05/21	4.875%		8,000,000	9,116,811
01/17/38	7.750%		3,700,000	5,600,875

Indonesia Treasury Bond Senior Unsecured
10/15/14	11.000%	IDR	6,000,000,000	690,557
07/15/17	10.000%	IDR	30,762,000,000	3,800,937
09/15/19	11.500%	IDR	29,400,000,000	4,084,858
11/15/20	11.000%	IDR	9,000,000,000	1,254,623
06/15/21	12.800%	IDR	6,800,000,000	1,047,301
07/15/22	10.250%	IDR	13,210,000,000	1,814,767

Majapahit Holding BV(b)
10/17/16	7.750%		1,830,000	2,177,700
06/28/17	7.250%		1,150,000	1,378,810
08/07/19	8.000%		3,600,000	4,572,000
01/20/20	7.750%		5,900,000	7,481,415

PT Pertamina Persero(b)
05/23/21	5.250%		2,000,000	2,217,310
Senior Unsecured
05/03/22	4.875%		1,000,000	1,087,500
05/27/41	6.500%		1,000,000	1,193,662
05/03/42	6.000%		3,000,000	3,390,000

PT Perusahaan Listrik Negara(b)
Senior Unsecured
11/22/21	5.500%		6,500,000	7,333,983
10/24/42	5.250%		2,000,000	2,042,400

Total				61,438,009

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Kazakhstan 1.2%
KazMunayGas National Co.(b)
05/05/20	7.000%		2,650,000	3,260,144
Senior Unsecured
07/02/18	9.125%		4,095,000	5,337,423

Total				8,597,567

Latvia 0.3%
Republic of Latvia Senior Unsecured(b)
06/16/21	5.250%		1,500,000	1,714,755

Lithuania 1.5%
Lithuania Government International Bond(b)
Senior Unsecured
09/14/17	5.125%		1,150,000	1,294,418
03/09/21	6.125%		4,850,000	5,825,841
02/01/22	6.625%		2,830,000	3,505,735

Total				10,625,994

Mexico 8.6%
Comision Federal De Electricidad Senior Unsecured(b)
02/14/42	5.750%		3,200,000	3,632,000

Mexican Bonos
12/17/15	8.000%	MXN	740,000	612,582
12/15/16	7.250%	MXN	6,901,000	5,685,193
12/14/17	7.750%	MXN	3,910,000	3,330,550
06/10/21	6.500%	MXN	1,500,000	1,221,495
06/09/22	6.500%	MXN	11,100,000	9,245,196
06/03/27	7.500%	MXN	15,188,000	13,273,110

Pemex Project Funding Master Trust
01/21/21	5.500%		1,500,000	1,751,250
06/15/35	6.625%		4,304,000	5,369,240
06/15/38	6.625%		2,000,000	2,500,000

Petroleos Mexicanos
11/24/21	7.650%	MXN	33,500,000	2,790,473
01/24/22	4.875%		800,000	896,000
06/02/41	6.500%		6,000,000	7,447,500
06/27/44	5.500%		2,900,000	3,161,000

Total				60,915,589

Netherlands 0.5%
Kazakhstan Temir Zholy Finance BV(b)
07/10/42	6.950%		3,000,000	3,661,620

Panama 0.4%
Ena Norte Trust Pass-Thru Certificates(b)
04/25/23	4.950%		2,500,000	2,584,952

Peru 2.6%
Corporacion Financiera de Desarrollo SA Senior Unsecured(b)
02/08/22	4.750%		5,000,000	5,641,584

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Peru Enhanced Pass-Through Finance Ltd. Pass-Thru Certificates(b)(d)
05/31/18	0.000%		5,605,595	5,045,034

Peruvian Government International Bond
Senior Unsecured
07/21/25	7.350%		1,500,000	2,182,500
03/14/37	6.550%		1,500,000	2,197,500
11/18/50	5.625%		1,800,000	2,331,000

Peruvian Government International Bond(b)
Senior Unsecured
08/12/20	7.840%	PEN	1,400,000	668,532

Total				18,066,150

Philippines 1.3%
Philippine Government International Bond
Senior Unsecured
03/30/26	5.500%		1,500,000	1,897,500
01/14/36	6.250%	PHP	106,000,000	3,009,273

Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)
12/02/24	7.390%		3,000,000	4,159,409

Total				9,066,182

Poland 1.3%
Poland Government International Bond Senior Unsecured
04/21/21	5.125%		8,000,000	9,367,200

Qatar 0.9%
Qatar Government International Bond(b)
Senior Unsecured
01/20/22	4.500%		4,500,000	5,152,500
01/20/40	6.400%		1,000,000	1,393,500

Total				6,546,000

Republic of Namibia 1.2%
Namibia International Bonds Senior Unsecured(b)
11/03/21	5.500%		7,300,000	8,176,000

Republic of the Congo 0.3%
Republic of Congo Senior Unsecured(c)
06/30/29	3.000%		2,232,500	1,864,138

Romania 1.1%
Romanian Government International Bond Senior Unsecured(b)
02/07/22	6.750%		7,000,000	8,071,545

Russian Federation 11.5%
AK Transneft OJSC Via TransCapitalInvest Ltd.(b)
08/07/18	8.700%		1,180,000	1,523,285

Gazprom Neft OAO Via GPN Capital SA Senior Unsecured(b)
09/19/22	4.375%		5,000,000	5,075,666

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured
11/22/16	6.212%		3,350,000	3,714,480
01/23/21	5.999%		2,000,000	2,258,000
03/07/22	6.510%		9,800,000	11,539,500
08/16/37	7.288%		2,950,000	3,820,250

RZD Capital Ltd. Senior Unsecured
04/02/19	8.300%	RUB	155,000,000	5,028,216

Russian Agricultural Bank OJSC Via RSHB Capital SA Senior Unsecured(b)
12/27/17	5.298%		6,450,000	6,911,051

Russian Foreign Bond — Eurobond(b) Senior Unsecured
03/10/18	7.850%	RUB	100,000,000	3,413,782
04/29/20	5.000%		6,000,000	6,969,000
04/04/42	5.625%		3,000,000	3,597,000
03/31/30	7.500%		5,433,525	6,880,473

Sberbank of Russia Via SB Capital SA Senior Unsecured
06/16/21	5.717%		1,500,000	1,636,950

Sberbank of Russia Via SB Capital SA(b) Senior Unsecured
02/07/22	6.125%		6,700,000	7,510,393

VTB Bank OJSC Via VTB Capital SA Senior Unsecured(b)
04/12/17	6.000%		4,500,000	4,696,875

Vnesheconombank Via VEB Finance PLC(b) Senior Unsecured
07/05/22	6.025%		1,200,000	1,344,000
11/22/25	6.800%		4,500,000	5,388,750

Total				81,307,671

South Africa 0.6%
South Africa Government International Bond Senior Unsecured
01/17/24	4.665%		1,200,000	1,326,000

Transnet SOC Ltd. Senior Unsecured(b)
07/26/22	4.000%		3,200,000	3,216,949

Total				4,542,949

South Korea 0.6%
Export-Import Bank of Korea Senior Unsecured
09/15/21	4.375%		4,000,000	4,495,916

Supra-National 0.2%
African Export-Import Bank Senior Unsecured
07/27/16	5.750%		1,000,000	1,075,000

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Trinidad and Tobago 1.1%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b)
08/14/19	9.750%	5,800,000	7,670,295

Turkey 6.1%
Export Credit Bank of Turkey(b)
11/04/16	5.375%	3,000,000	3,215,676
Senior Unsecured
04/24/19	5.875%	6,000,000	6,587,312

Turkey Government International Bond
03/25/22	5.125%	6,250,000	7,015,625
01/14/41	6.000%	2,100,000	2,467,500
Senior Unsecured
11/07/19	7.500%	1,625,000	2,057,656
06/05/20	7.000%	1,300,000	1,623,050
03/30/21	5.625%	4,550,000	5,289,375
09/26/22	6.250%	5,000,000	6,057,500
03/17/36	6.875%	3,800,000	4,889,840
05/30/40	6.750%	3,100,000	3,994,350

Total			43,197,884

Ukraine 0.4%
City of Kyiv Via Kyiv Finance PLC Senior Unsecured(b)
07/11/16	9.375%	1,100,000	1,012,645

Ukraine Government International Bond Senior Unsecured(b)
02/23/21	7.950%	1,655,000	1,742,611

Total			2,755,256

United Arab Emirates 1.3%
Abu Dhabi National Energy Co. Senior Unsecured(b)
12/13/21	5.875%	4,500,000	5,361,339

Dolphin Energy Ltd. Senior Secured(b)
12/15/21	5.500%	3,550,000	4,088,974

Total			9,450,313

Uruguay 0.4%
Uruguay Government International Bond Senior Unsecured
03/21/36	7.625%	1,783,939	2,769,565

Venezuela 8.7%
Petroleos de Venezuela SA
04/12/17	5.250%	11,647,000	9,201,130
11/02/17	8.500%	19,520,000	17,519,200
02/17/22	12.750%	507,800	521,765
Senior Unsecured
10/28/15	5.000%	11,700,500	10,237,937

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Petroleos de Venezuela SA(e)
11/17/21	9.000%	1,200,000	993,000

Venezuela Government International Bond Senior Unsecured
02/26/16	5.750%	1,289,500	1,189,564
05/07/23	9.000%	23,750,000	20,840,625
10/13/24	8.250%	1,000,000	825,000
03/31/38	7.000%	800,000	572,000

Total			61,900,221

Zambia 0.6%
Zambia Government International Bond(b)
09/20/22	5.375%	3,800,000	3,838,670

Total Foreign Government Obligations
(Cost: $498,345,375)			559,630,525

Money Market Funds 5.3%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.149%(f)(g)		37,572,908	37,572,908

Total Money Market Funds
(Cost: $37,572,908)			37,572,908

Investments of Cash Collateral Received for Securities on Loan —%
Issuer	Effective Yield	Par/ Principal/ Shares	Value ($)
Repurchase Agreements —%
BNP Paribas Securities Corp. dated 10/31/12, matures 11/01/12, repurchase price $314,128(h)

	0.340%	314,125	314,125

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $314,125)			314,125

Total Investments
(Cost: $624,220,136)			693,753,903

Other Assets & Liabilities, Net			14,802,922

Net Assets			708,556,825

Futures Contracts Outstanding at October 31, 2012

At October 31, 2012, $195,500 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Ultra Bond, 30-year	46	7,594,313	December 2012	—	(89,194)

Credit Default Swap Contracts Outstanding at October 31, 2012

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan Chase Bank	CDX Emerging Markets Index	June 20, 2013	2.650	2,000,000	(937)	(52,181)	(19,728)	—	(72,846)

Credit Default Swap Contracts Outstanding at October 31, 2012

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Merril Lynch Intl	CDX Emerging Markets Index	June 20, 2013	2.650	2.576	2,000,000	937	—	19,728	20,665	—

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2012

buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Exchange Contracts Open at October 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets Inc.	November 9, 2012	5,543,533 (USD	)	229,724,000 (PHP	)	32,464	—

Citigroup Global Markets Inc.	November 29, 2012	2,828,127 (USD	)	89,267,000 (RUB	)	4,494	—

Deutsche Bank	December 3, 2012	9,401,360 (USD	)	28,755,000 (MYR	)	15,976	—

Total						52,934	—

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $340,760,175 or 48.09% of net assets.

(c)	Variable rate security. The interest rate shown reflects the rate as of October 31, 2012.

(d)	Zero coupon bond.

(e)	At October 31, 2012, security was partially or fully on loan.

(f)	The rate shown is the seven-day current annualized yield at October 31, 2012.

(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	43,207,633	222,085,826	(227,720,551)	—	37,572,908	53,853	37,572,908

(h)	The following table represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
BNP Paribas Securities Corp. (0.340%)
Ginnie Mae II Pool	320,408

Total Market Value of Collateral Securities	320,408

Currency Legend

BRL	Brazilian Real
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysia Ringgits
PEN	Peru Nuevos Soles
PHP	Philippine Peso
RUB	Russian Rouble
USD	US Dollar
UYU	Uruguay Pesos

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Banking	—	10,031,113	2,641,714	12,672,827

All Other Industries	—	42,027,176	—	42,027,176

Inflation-Indexed Bonds	—	41,536,342	—	41,536,342

Foreign Government Obligations	—	554,585,491	5,045,034	559,630,525

Total Bonds	—	648,180,122	7,686,748	655,866,870

Other

Money Market Funds	37,572,908	—	—	37,572,908

Investments of Cash Collateral Received for Securities on Loan	—	314,125	—	314,125

Total Other	37,572,908	314,125	—	37,887,033

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	37,572,908	648,494,247	7,686,748	693,753,903

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	52,934	—	52,934

Swap Contracts	—	20,665	—	20,665

Liabilities

Futures Contracts	(89,194)	—	—	(89,194)

Swap Contracts	—	(72,846)	—	(72,846)

Total	37,483,714	648,495,000	7,686,748	693,665,462

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Foreign Government Obligations ($)	Total ($)
Balance as of October 31, 2011	5,323,255	5,106,152	10,429,407

Accrued discounts/premiums	672	299,785	300,457

Realized gain (loss)	—	138,027	138,027

Change in unrealized appreciation (depreciation)(a)	302,487	(101,404)	201,083

Sales	—	(891,232)	(891,232)

Purchases	—	493,706	493,706

Issuances	—	—	—

Settlements	—	—	—

Transfers into Level 3	—	—	—

Transfers out of Level 3	(2,984,700)	—	(2,984,700)

Balance as of October 31, 2012	2,641,714	5,045,034	7,686,748

(a)	Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2012 was $201,083, which is comprised of Corporate Bonds & Notes of $302,487 and Foreign Government Obligations of $(101,404).

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Corporate and Foreign Government Bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end, October 31, 2012.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Emerging Markets Bond Fund

Statement of Assets and Liabilities

October 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $586,333,103)	$655,866,870

Affiliated issuers (identified cost $37,572,908)	37,572,908

Investment of cash collateral received for securities on loan

Repurchase agreements (identified cost $314,125)	314,125

Total investments (identified cost $624,220,136)	693,753,903

Foreign currency (identified cost $1,763,905)	1,734,005

Margin deposits on futures contracts	195,500

Unrealized appreciation on forward foreign currency exchange contracts	52,934

Unrealized appreciation on swap contracts	20,665

Premiums paid on outstanding swap contracts	52,181

Receivable for:

Capital shares sold	4,895,420

Dividends	6,046

Interest	9,764,100

Reclaims	122,891

Variation margin on futures contracts	53,188

Prepaid expenses	5,059

Total assets	710,655,892

Liabilities

Due upon return of securities on loan	314,125

Unrealized depreciation on swap contracts	72,846

Payable for:

Capital shares purchased	1,144,242

Investment management fees	50,934

Distribution fees	18,749

Foreign capital gains taxes deferred	299,922

Transfer agent fees	98,265

Administration fees	6,605

Plan administration fees	2

Compensation of board members	14,747

Other expenses	78,630

Total liabilities	2,099,067

Net assets applicable to outstanding capital stock	$708,556,825

Represented by

Paid-in capital	$634,687,882

Undistributed net investment income	253,430

Accumulated net realized gain	4,493,838

Unrealized appreciation (depreciation) on:

Investments	69,533,767

Foreign currency translations	(23,729)

Forward foreign currency exchange contracts	52,934

Futures contracts	(89,194)

Swap contracts	(52,181)

Foreign capital gains tax	(299,922)

Total — representing net assets applicable to outstanding capital stock	$708,556,825

* Value of securities on loan	$303,975

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Emerging Markets Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A

Net assets	$284,817,527

Shares outstanding	22,770,076

Net asset value per share	$12.51

Maximum offering price per share(a)	$13.13

Class B

Net assets	$2,907,958

Shares outstanding	232,531

Net asset value per share	$12.51

Class C

Net assets	$45,979,054

Shares outstanding	3,691,051

Net asset value per share	$12.46

Class I

Net assets	$163,508,128

Shares outstanding	13,069,990

Net asset value per share	$12.51

Class K(b)

Net assets	$72,383

Shares outstanding	5,792

Net asset value per share	$12.50

Class R

Net assets	$2,877,460

Shares outstanding	230,111

Net asset value per share	$12.50

Class W

Net assets	$63,707,484

Shares outstanding	5,099,276

Net asset value per share	$12.49

Class Z

Net assets	$144,686,831

Shares outstanding	11,565,538

Net asset value per share	$12.51

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Emerging Markets Bond Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends — affiliated issuers	$53,853
Interest	37,097,438
Income from securities lending — net	34,051
Foreign taxes withheld	(273,277)

Total income	36,912,065

Expenses:
Investment management fees	2,907,586
Distribution fees
Class A	513,995
Class B	29,087
Class C	331,847
Class R	10,629
Class W	161,960
Transfer agent fees
Class A	472,487
Class B	6,686
Class C	76,267
Class K(a)	33
Class R	5,117
Class W	148,904
Class Z	174,342
Administration fees	381,281
Plan administration fees
Class K	167
Compensation of board members	18,000
Custodian fees	40,375
Printing and postage fees	114,927
Registration fees	187,962
Professional fees	42,701
Other	19,232

Total expenses	5,643,585

Net investment income	31,268,480

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	6,196,696
Foreign currency translations	51,181
Forward foreign currency exchange contracts	275,334
Futures contracts	206,682
Swap contracts	(82,676)

Net realized gain	6,647,217
Net change in unrealized appreciation (depreciation) on:
Investments	47,461,124
Foreign currency translations	30,496
Forward foreign currency exchange contracts	52,934
Futures contracts	(89,194)
Swap contracts	82,675
Foreign capital gains tax	403,450

Net change in unrealized appreciation (depreciation)	47,941,485

Net realized and unrealized gain	54,588,702

Net increase in net assets resulting from operations	$85,857,182

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Emerging Markets Bond Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2012(a)	Year Ended October 31, 2011
Operations

Net investment income	$31,268,480	$17,711,105

Net realized gain	6,647,217	3,212,656

Net change in unrealized appreciation (depreciation)	47,941,485	(7,872,951)

Net increase in net assets resulting from operations	85,857,182	13,050,810

Distributions to shareholders:

Net investment income

Class A	(10,973,703)	(7,750,174)

Class B	(133,350)	(196,832)

Class C	(1,527,054)	(630,862)

Class I	(9,599,340)	(5,953,682)

Class K(b)	(3,693)	(6,037)

Class R	(103,674)	—

Class W	(3,463,410)	(4,620,928)

Class Z	(4,222,442)	(639,172)

Total distributions to shareholders	(30,026,666)	(19,797,687)

Increase (decrease) in net assets from capital stock activity	217,536,796	205,552,705

Total increase in net assets	273,367,312	198,805,828

Net assets at beginning of year	435,189,513	236,383,685

Net assets at end of year	$708,556,825	$435,189,513

Undistributed net investment income	$253,430	$32,096

(a)	Class R shares are for the period from November 16, 2011 (commencement of operations) to October 31, 2012.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Emerging Markets Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012(a)		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	16,034,941	189,932,122	13,938,745	159,706,661

Distributions reinvested	834,942	9,819,371	571,149	6,453,743

Redemptions	(8,397,743)	(97,519,115)	(6,775,696)	(76,877,295)

Net increase	8,472,140	102,232,378	7,734,198	89,283,109

Class B shares

Subscriptions	66,815	785,730	92,140	1,049,749

Distributions reinvested	10,982	128,128	16,350	184,551

Redemptions(b)	(96,697)	(1,134,968)	(162,774)	(1,867,927)

Net decrease	(18,900)	(221,110)	(54,284)	(633,627)

Class C shares

Subscriptions	2,479,112	29,021,492	1,570,385	17,929,446

Distributions reinvested	96,440	1,130,335	40,128	451,517

Redemptions	(643,797)	(7,558,321)	(162,089)	(1,812,992)

Net increase	1,931,755	22,593,506	1,448,424	16,567,971

Class I shares

Subscriptions	2,001,642	22,727,425	10,033,486	111,973,959

Distributions reinvested	822,017	9,598,391	527,831	5,952,874

Redemptions	(2,678,367)	(31,536,595)	(4,320,641)	(49,447,808)

Net increase	145,292	789,221	6,240,676	68,479,025

Class K shares(c)

Subscriptions	99	1,139	59	692

Distributions reinvested	260	3,040	468	5,267

Redemptions	(50)	(591)	(5,676)	(63,898)

Net increase (decrease)	309	3,588	(5,149)	(57,939)

Class R shares

Subscriptions	289,127	3,322,322	—	—

Distributions reinvested	2,072	24,509	—	—

Redemptions	(61,088)	(728,542)	—	—

Net increase	230,111	2,618,289	—	—

Class W shares

Subscriptions	1,531,707	17,974,519	1,785,831	20,130,576

Distributions reinvested	297,185	3,463,103	409,579	4,620,561

Redemptions	(2,730,250)	(32,261,417)	(2,537,796)	(28,817,552)

Net decrease	(901,358)	(10,823,795)	(342,386)	(4,066,415)

Class Z shares

Subscriptions	11,411,803	135,278,924	3,410,088	38,870,785

Distributions reinvested	246,170	2,902,633	45,123	506,557

Redemptions	(3,255,736)	(37,836,838)	(302,416)	(3,396,761)

Net increase	8,402,237	100,344,719	3,152,795	35,980,581

Total net increase	18,261,586	217,536,796	18,174,274	205,552,705

(a)	Class R shares are for the period from November 16, 2011 (commencement of operations) to October 31, 2012.

(b)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

(c)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Emerging Markets Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012	2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$11.33	$11.69		$10.35	$7.05	$10.57

Income from investment operations:

Net investment income	0.65	0.68		0.76	0.53	0.61

Net realized and unrealized gain (loss)	1.16	(0.29)		1.32	3.22	(3.43)

Total from investment operations	1.81	0.39		2.08	3.75	(2.82)

Less distributions to shareholders:

Net investment income	(0.63)	(0.75)		(0.74)	(0.45)	(0.61)

Net realized gains	—	—		—	—	(0.09)

Total distributions to shareholders	(0.63)	(0.75)		(0.74)	(0.45)	(0.70)

Net asset value, end of period	$12.51	$11.33		$11.69	$10.35	$7.05

Total return	16.51%	3.58%		20.75%	54.87%	(28.44%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.16%	1.35%		1.37%	1.37%	1.41%

Net expenses after fees waived or expenses reimbursed(b)	1.16%	1.28	%(c)	1.31%	1.27%	1.40%

Net investment income	5.54%	5.91	%(c)	6.93%	5.85%	6.31%

Supplemental data

Net assets, end of period (in thousands)	$284,818	$162,047		$76,725	$32,726	$9,671

Portfolio turnover	21%	24%		38%	62%	82%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012	2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$11.32	$11.67		$10.34	$7.05	$10.55

Income from investment operations:

Net investment income	0.57	0.60		0.67	0.46	0.55

Net realized and unrealized gain (loss)	1.16	(0.30)		1.31	3.22	(3.42)

Total from investment operations	1.73	0.30		1.98	3.68	(2.87)

Less distributions to shareholders:

Net investment income	(0.54)	(0.65)		(0.65)	(0.39)	(0.54)

Net realized gains	—	—		—	—	(0.09)

Total distributions to shareholders	(0.54)	(0.65)		(0.65)	(0.39)	(0.63)

Net asset value, end of period	$12.51	$11.32		$11.67	$10.34	$7.05

Total return	15.73%	2.77%		19.76%	53.60%	(28.85%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.90%	2.22%		2.13%	2.15%	2.19%

Net expenses after fees waived or expenses reimbursed(b)	1.90%	2.04	%(c)	2.08%	2.04%	2.17%

Net investment income	4.87%	5.27	%(c)	6.20%	5.28%	5.61%

Supplemental data

Net assets, end of period (in thousands)	$2,908	$2,846		$3,569	$2,420	$1,178

Portfolio turnover	21%	24%		38%	62%	82%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012	2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$11.30	$11.65		$10.32	$7.04	$10.54

Income from investment operations:

Net investment income	0.56	0.58		0.67	0.45	0.55

Net realized and unrealized gain (loss)	1.15	(0.26)		1.32	3.22	(3.42)

Total from investment operations	1.71	0.32		1.99	3.67	(2.87)

Less distributions to shareholders:

Net investment income	(0.55)	(0.67)		(0.66)	(0.39)	(0.54)

Net realized gains	—	—		—	—	(0.09)

Total distributions to shareholders	(0.55)	(0.67)		(0.66)	(0.39)	(0.63)

Net asset value, end of period	$12.46	$11.30		$11.65	$10.32	$7.04

Total return	15.55%	2.96%		19.87%	53.57%	(28.88%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.91%	2.03%		2.14%	2.13%	2.18%

Net expenses after fees waived or expenses reimbursed(b)	1.91%	2.02	%(c)	2.06%	2.03%	2.16%

Net investment income	4.78%	5.11	%(c)	6.14%	5.06%	5.64%

Supplemental data

Net assets, end of period (in thousands)	$45,979	$19,877		$3,622	$722	$191

Portfolio turnover	21%	24%		38%	62%	82%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$11.34	$11.69	$10.35	$7.05	$10.57

Income from investment operations:

Net investment income	0.72	0.73	0.77	0.57	0.69

Net realized and unrealized gain (loss)	1.14	(0.27)	1.35	3.22	(3.46)

Total from investment operations	1.86	0.46	2.12	3.79	(2.77)

Less distributions to shareholders:

Net investment income	(0.69)	(0.81)	(0.78)	(0.49)	(0.66)

Net realized gains	—	—	—	—	(0.09)

Total distributions to shareholders	(0.69)	(0.81)	(0.78)	(0.49)	(0.75)

Net asset value, end of period	$12.51	$11.34	$11.69	$10.35	$7.05

Total return	16.96%	4.18%	21.19%	55.52%	(28.08%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	0.68%	0.83%	0.92%	0.88%	0.91%

Net expenses after fees waived or expenses reimbursed(b)	0.68%	0.83%	0.92%	0.85%	0.91%

Net investment income	6.11%	6.43%	7.13%	6.59%	6.89%

Supplemental data

Net assets, end of period (in thousands)	$163,508	$146,569	$78,154	$106,359	$65,282

Portfolio turnover	21%	24%	38%	62%	82%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K(a)	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$11.31	$11.68	$10.35	$7.05	$10.56

Income from investment operations:

Net investment income	0.68	0.71	0.72	0.54	0.67

Net realized and unrealized gain (loss)	1.16	(0.31)	1.35	3.23	(3.43)

Total from investment operations	1.84	0.40	2.07	3.77	(2.76)

Less distributions to shareholders:

Net investment income	(0.65)	(0.77)	(0.74)	(0.47)	(0.66)

Net realized gains	—	—	—	—	(0.09)

Total distributions to shareholders	(0.65)	(0.77)	(0.74)	(0.47)	(0.75)

Net asset value, end of period	$12.50	$11.31	$11.68	$10.35	$7.05

Total return	16.87%	3.65%	20.75%	55.14%	(27.98%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.98%	1.17%	1.27%	1.18%	1.22%

Net expenses after fees waived or expenses reimbursed(c)	0.98%	1.13%	1.22%	1.11%	0.97%

Net investment income	5.78%	6.18%	6.52%	6.31%	6.82%

Supplemental data

Net assets, end of period (in thousands)	$72	$62	$124	$23	$15

Portfolio turnover	21%	24%	38%	62%	82%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

Class R	Year Ended October 31, 2012(a)
Per share data
Net asset value, beginning of period	$11.30

Income from investment operations:

Net investment income	0.58

Net realized and unrealized gain	1.23

Total from investment operations	1.81

Less distributions to shareholders:

Net investment income	(0.61)

Total distributions to shareholders	(0.61)

Net asset value, end of period	$12.50

Total return	16.57%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.42	%(c)

Net expenses after fees waived or expenses reimbursed(d)	1.42	%(c)

Net investment income	5.15	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,877

Portfolio turnover	21%

Notes to Financial Highlights

(a)	For the period from November 16, 2011 (commencement of operations) to October 31, 2012.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2012	2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$11.31	$11.68		$10.34	$7.05	$10.55

Income from investment operations:

Net investment income	0.66	0.68		0.75	0.53	0.56

Net realized and unrealized gain (loss)	1.15	(0.30)		1.32	3.21	(3.36)

Total from investment operations	1.81	0.38		2.07	3.74	(2.80)

Less distributions to shareholders:

Net investment income	(0.63)	(0.75)		(0.73)	(0.45)	(0.61)

Net realized gains	—	—		—	—	(0.09)

Total distributions to shareholders	(0.63)	(0.75)		(0.73)	(0.45)	(0.70)

Net asset value, end of period	$12.49	$11.31		$11.68	$10.34	$7.05

Total return	16.53%	3.47%		20.68%	54.69%	(28.29%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.15%	1.45%		1.37%	1.33%	1.35%

Net expenses after fees waived or expenses reimbursed(b)	1.15%	1.30	%(c)	1.37%	1.30%	1.35%

Net investment income	5.63%	5.96	%(c)	6.93%	6.18%	6.08%

Supplemental data

Net assets, end of period (in thousands)	$63,707	$67,886		$74,067	$117,037	$104,386

Portfolio turnover	21%	24%		38%	62%	82%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$11.35	$11.69		$11.47

Income from investment operations:

Net investment income	0.68	0.68		0.07

Net realized and unrealized gain (loss)	1.14	(0.22)		0.24

Total from investment operations	1.82	0.46		0.31

Less distributions to shareholders:

Net investment income	(0.66)	(0.80)		(0.09)

Total distributions to shareholders	(0.66)	(0.80)		(0.09)

Net asset value, end of period	$12.51	$11.35		$11.69

Total return	16.64%	4.16%		2.68%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.91%	0.84%		1.32	%(c)

Net expenses after fees waived or expenses reimbursed(d)	0.91%	0.84	%(e)	0.97	%(c)

Net investment income	5.72%	6.03	%(e)	7.36	%(c)

Supplemental data

Net assets, end of period (in thousands)	$144,687	$35,902		$123

Portfolio turnover	21%	24%		38%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Emerging Markets Bond Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class W and Class Z shares. Effective November 8, 2012, the Fund also offers Class R5 and Class Y shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors. Class R shares commenced operations on November 16, 2011.

Class R5 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are only available to certain categories of investors which are subject to minimum initial investment requirements. Class Y shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close

Annual Report 2012	29

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on

30	Annual Report 2012

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to shift investment exposure from one currency to another.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

Annual Report 2012	31

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

At October 31, 2012, no collateral had been posted by either the fund or the counterparty.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at October 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized appreciation on swap contracts	20,665
Credit contracts	Premiums paid on outstanding credit default swap contracts	52,181
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	52,934
Total		125,780

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized depreciation on swap contracts	72,846
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	89,194	*
Total		162,040

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended October 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	—	(82,676)	(82,676)
Foreign exchange contracts	275,334	—	—	275,334
Interest rate contracts	—	206,682	—	206,682
Total	275,334	206,682	(82,676)	399,340

32	Annual Report 2012

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	—	82,675	82,675
Foreign exchange contracts	52,934	—	—	52,934
Interest rate contracts	—	(89,194)	—	(89,194)
Total	52,934	(89,194)	82,675	46,415

The following table is a summary of the volume of derivative instruments for the year ended October 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	15
Futures contracts	92

Derivative Instrument	Aggregate Notional Opened ($)
Credit default swap contracts — buy protection	—
Credit default swap contracts — sell protection	—

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Annual Report 2012	33

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about

Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.530% to 0.353% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2012 was 0.53% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2012 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2012, other expenses paid to this company were $3,024.

34	Annual Report 2012

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class K shares.

For the year ended October 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.23
Class C	0.23
Class K	0.05

Class R	0.24%
Class W	0.23
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $122,000 and $279,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $606,562 for Class A, $966 for Class B and $6,737 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses

Annual Report 2012	35

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

(excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.28%
Class B	2.03
Class C	2.03
Class I	0.83
Class R	1.53
Class K	1.13
Class W	1.28
Class Z	1.03

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign capital gains tax, foreign currency transactions, and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,020,480)
Accumulated net realized gain/loss	1,020,480

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2012 ($)	2011 ($)
Ordinary income	30,026,666	19,797,687

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$714,463
Undistributed accumulated long-term gain	4,992,106
Unrealized appreciation	68,176,277

At October 31, 2012, the cost of investments for federal income tax purposes was $624,807,268 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$76,626,799
Unrealized depreciation	(7,680,164)
Net unrealized app/depreciation	$68,946,635

For the year ended October 31, 2012, $2,547,316 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $310,907,895 and $106,725,728, respectively, for the year ended October 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or

36	Annual Report 2012

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At October 31, 2012, securities valued at $303,975 were on loan, secured by cash collateral of $314,125 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

In September 2012, the Board voted to cease securities lending by or on December 31, 2012.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At October 31, 2012, one unaffiliated shareholder account owned 25.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 22.1% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

Note 10. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Annual Report 2012	37

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities.

Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

38	Annual Report 2012

Columbia Emerging Markets Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Emerging Markets Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Emerging Markets Bond Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 21, 2012

Annual Report 2012	39

Columbia Emerging Markets Opportunity Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 94.2%
Issuer	Shares	Value ($)
Australia 1.4%
Ansell Ltd.	223,183	3,616,191

WorleyParsons Ltd.	74,304	1,900,091

Total		5,516,282

Brazil 9.8%
BR Malls Participacoes SA	310,800	4,085,749

CCR SA	346,000	3,042,545

CETIP SA — Mercados Organizados	152,934	1,761,973

Cia Hering	227,400	5,224,137

Companhia de Bebidas Americas, ADR	155,347	6,336,604

Itaú Unibanco Holding SA, ADR	562,235	8,197,386

Petroleo Brasileiro SA, ADR	253,821	5,383,543

Totvs SA	202,200	4,111,598

Total		38,143,535

Cambodia 0.5%
NagaCorp Ltd.	3,830,000	2,125,809

Chile 0.6%
Inversiones La Construccion SA	136,695	2,416,418

China 12.5%
AAC Technologies Holdings, Inc.	762,000	2,713,091

Belle International Holdings Ltd.	2,033,000	3,770,047

China Mobile Ltd.	785,500	8,712,567

China Mobile Ltd., ADR	10,707	593,061

China Shenhua Energy Co., Ltd., Class H	901,000	3,817,716

CNOOC Ltd.	3,815,000	7,851,181

ENN Energy Holdings Ltd.	838,000	3,480,023

Hengan International Group Co., Ltd.	301,000	2,733,067

PetroChina Co., Ltd., Class H	2,438,000	3,308,167

Sun Art Retail Group Ltd.	3,446,500	4,677,207

Tencent Holdings Ltd.	115,700	4,069,686

Zhuzhou CSR Times Electric Co., Ltd., Class H	1,136,000	3,321,592

Total		49,047,405

Czech Republic 1.1%
Komercni Banka AS	9,851	2,010,408

Telefonica Czech Republic AS	120,820	2,406,412

Total		4,416,820

Common Stocks (continued)
Issuer	Shares	Value ($)
Hong Kong 2.1%
AIA Group Ltd.	924,000	3,643,764

Samsonite International SA	2,199,300	4,552,697

Total		8,196,461

India 6.3%
Bajaj Auto Ltd.	126,315	4,255,752

ICICI Bank Ltd.	403,795	7,858,358

Infosys Ltd.	101,552	4,445,941

Infosys Ltd., ADR	9,188	398,943

ITC Ltd.	916,487	4,804,036

Mahindra & Mahindra Ltd.	168,225	2,753,666

Total		24,516,696

Indonesia 3.1%
PT Astra International Tbk	3,394,500	2,833,443

PT Jasa Marga Persero Tbk	6,951,500	4,186,262

PT Semen Gresik Persero Tbk	3,239,000	5,007,576

Total		12,027,281

Israel 1.1%
Israel Chemicals Ltd.	348,858	4,365,609

Malaysia 2.6%
AirAsia Bhd	3,434,800	3,409,139

Astro Malaysia Holdings Bhd(a)(b)	484,200	430,789

Axiata Group Bhd	1,379,600	2,952,761

Telekom Malaysia Bhd	1,759,500	3,449,544

Total		10,242,233

Mexico 6.0%
Alfa SAB de CV, Class A	2,662,000	4,891,379

Cemex SAB de CV(b)	3,728,600	3,380,058

Embotelladoras Arca SAB de CV	442,900	3,213,342

Fomento Economico Mexicano SAB de CV, ADR	46,233	4,189,172

Genomma Lab Internacional SA de CV, Class B(b)(c)	2,149,300	4,300,570

Grupo Financiero Santander Mexico SAB de CV, ADR(b)	83,582	1,142,566

Wal-Mart de Mexico SAB de CV, Class V	760,700	2,238,413

Total		23,355,500

Netherlands 0.8%
X5 Retail Group NV, GDR(a)(b)	155,870	2,953,736

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Panama 1.0%
Copa Holdings SA, Class A	43,455	4,033,493

Peru 1.6%
Credicorp Ltd.	48,447	6,266,135

Philippines 2.0%
Ayala Corp.	405,202	4,349,651

BDO Unibank, Inc.(b)	2,153,963	3,342,241

Total		7,691,892

Russian Federation 6.7%
Magnit OJSC, GDR(a)	163,350	5,798,925

MD Medical Group Investments PLC, GDR(a)(b)	158,954	1,959,903

Mobile Telesystems OJSC, ADR	165,241	2,832,231

NovaTek OAO	172,250	1,868,716

Polymetal International PLC	65,902	1,184,731

Sberbank of Russia	4,290,287	12,570,541

Total		26,215,047

Singapore 2.3%
CapitaLand Ltd.	1,129,000	3,006,695

Keppel Corp., Ltd.	469,000	4,080,522

SembCorp Industries Ltd.	433,000	1,921,680

Total		9,008,897

South Africa 3.2%
Naspers Ltd., Class N	110,487	7,172,961

Shoprite Holdings Ltd.	257,584	5,296,861

Total		12,469,822

South Korea 13.2%
Hyundai Department Store Co., Ltd.	17,764	2,204,116

Hyundai Mobis	23,257	5,910,653

Hyundai Motor Co.	36,051	7,409,155

LG Chem Ltd.	5,165	1,448,884

LG Household & Health Care Ltd.	4,521	2,655,155

NHN Corp.	5,423	1,254,395

Samsung Electronics Co., Ltd.	20,169	24,203,558

Samsung Engineering Co., Ltd.	10,884	1,420,721

Samsung Heavy Industries Co., Ltd.	80,720	2,463,459

SK Telecom Co., Ltd., ADR	158,498	2,477,324

Total		51,447,420

Common Stocks (continued)
Issuer	Shares	Value ($)
Taiwan 8.1%
Advanced Semiconductor Engineering, Inc.	392,509	296,199

Chinatrust Financial Holding Co., Ltd.	4,895,320	2,694,614

Delta Electronics, Inc.	947,000	3,230,310

Far EasTone Telecommunications Co., Ltd.	2,537,000	5,856,289

Hon Hai Precision Industry Co., Ltd.	1,726,906	5,236,044

President Chain Store Corp.	441,000	2,179,492

Taiwan Semiconductor Manufacturing Co., Ltd.	2,706,858	8,247,958

Taiwan Semiconductor Manufacturing Co., Ltd., ADR	259,785	4,130,582

Total		31,871,488

Thailand 5.1%
Bangkok Bank PCL, NVDR	653,575	3,757,996

CP ALL PCL, Foreign Registered Shares	2,656,900	3,435,357

PTT PCL, Foreign Registered Shares	383,100	3,960,863

Siam Commercial Bank PCL, Foreign Registered Shares	856,200	4,476,034

Total Access Communication PCL, Foreign Registered Shares	577,417	1,629,596

Total Access Communication PCL, NVDR	898,383	2,535,432

Total		19,795,278

Turkey 3.1%
Enka Insaat ve Sanayi AS,	766,419	2,035,233

Migros Ticaret AS(b)	316,987	3,368,816

Turkiye Garanti Bankasi AS	1,388,996	6,633,085

Total		12,037,134

Total Common Stocks
(Cost: $313,534,216)		368,160,391

Preferred Stocks 3.7%
Brazil 2.5%
Alpargatas SA, 1.570%	449,460	3,403,508

Companhia de Bebidas das Americas, 2.760%	27,667	1,130,627

Petroleo Brasileiro SA, 3.420%	513,300	5,256,710

Total		9,790,845

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Emerging Markets Opportunity Fund

Portfolio of Investments (continued)

October 31, 2012

Preferred Stocks (continued)
Issuer	Shares	Value ($)
Russian Federation 1.2%
Surgutneftegas OAO, 10.490%	7,535,090	4,661,041

Total Preferred Stocks
(Cost: $15,628,406)		14,451,886

Money Market Funds 1.9%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.149%(d)(e)	7,471,015	7,471,015

Total Money Market Funds
(Cost: $7,471,015)		7,471,015

Investments of Cash Collateral Received for Securities on Loan 0.8%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Repurchase Agreements 0.8%
Natixis Financial Products, Inc. dated 10/31/12, matures 11/01/12, repurchase price $2,000,021(f)
	0.380%	2,000,000	2,000,000

UBS Securities LLC dated 10/31/12, matures 11/01/12,
repurchase price $1,259,901(f)
	0.300%	1,259,891	1,259,891

Total			3,259,891

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $3,259,891)			3,259,891

Total Investments
(Cost: $339,893,528)			393,343,183

Other Assets & Liabilities, Net			(2,302,194)

Net Assets			391,040,989

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $11,143,353 or 2.85% of net assets.

(b)	Non-income producing.

(c)	At October 31, 2012, security was partially or fully on loan.

(d)	The rate shown is the seven-day current annualized yield at October 31, 2012.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	6,910,442	209,146,030	(208,585,457)	7,471,015	7,858	7,471,015

(f)	The following table represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Natixis Financial Products, Inc. (0.380%)
Fannie Mae Pool	323,463

Fannie Mae REMICS	345,402

Fannie Mae-Aces	5,742

Freddie Mac Gold Pool	2,279

Freddie Mac Non Gold Pool	71,151

Freddie Mac REMICS	177,198

Ginnie Mae I Pool	54,652

Ginnie Mae II Pool	174,917

Government National Mortgage Association	885,217

Total market value of collateral securities	2,040,021

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Portfolio of Investments (continued)

October 31, 2012

Security Description	Value ($)
UBS Securities LLC (0.300%)
Fannie Mae REMICS	672,714

Freddie Mac REMICS	612,375

Total market value of collateral securities	1,285,089

Abbreviation Legend

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non-votingDepository Receipt

REMIC(S)	RealEstate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Emerging Markets Opportunity Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	5,224,137	43,419,087	—	48,643,224

Consumer Staples	15,977,531	37,902,652	—	53,880,183

Energy	5,383,543	22,706,734	—	28,090,277

Financials	23,870,227	54,343,387	—	78,213,614

Health Care	4,300,570	5,576,094	—	9,876,664

Industrials	11,967,417	22,838,608	—	34,806,025

Information Technology	8,641,122	53,697,182	—	62,338,304

Materials	3,380,058	12,006,801	—	15,386,859

Telecommunication Services	5,902,615	27,542,603	—	33,445,218

Utilities	—	3,480,023	—	3,480,023

Preferred Stocks

Consumer Discretionary	3,403,508	—	—	3,403,508

Consumer Staples	1,130,627	—	—	1,130,627

Energy	5,256,710	4,661,041	—	9,917,751

Total Equity Securities	94,438,065	288,174,212	—	382,612,277

Other

Money Market Funds	7,471,015	—	—	7,471,015

Investments of Cash Collateral Received for Securities on Loan	—	3,259,891	—	3,259,891

Total Other	7,471,015	3,259,891	—	10,730,906

Total	101,909,080	291,434,103	—	393,343,183

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Statement of Assets and Liabilities

October 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $329,162,622)	$382,612,277

Affiliated issuers (identified cost $7,471,015)	7,471,015

Investment of cash collateral received for securities on loan

Repurchase agreements (identified cost $3,259,891)	3,259,891

Total investments (identified cost $339,893,528)	393,343,183

Cash	1,081

Foreign currency (identified cost $2,676,516)	2,693,261

Receivable for:

Capital shares sold	264,867

Dividends	114,921

Interest	2,062

Reclaims	29,573

Prepaid expenses	4,151

Total assets	396,453,099

Liabilities

Due upon return of securities on loan	3,259,891

Payable for:

Investments purchased	692,617

Capital shares purchased	1,065,539

Investment management fees	58,328

Distribution fees	17,291

Transfer agent fees	66,715

Administration fees	4,270

Plan administration fees	20

Compensation of board members	25,979

Other expenses	221,460

Total liabilities	5,412,110

Net assets applicable to outstanding capital stock	$391,040,989

Represented by

Paid-in capital	$372,688,559

Undistributed net investment income	664,376

Accumulated net realized loss	(35,778,526)

Unrealized appreciation (depreciation) on:

Investments	53,449,655

Foreign currency translations	16,925

Total — representing net assets applicable to outstanding capital stock	$391,040,989

* Value of securities on loan	$3,107,307

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Emerging Markets Opportunity Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A

Net assets	$345,313,773

Shares outstanding	43,161,588

Net asset value per share	$8.00

Maximum offering price per share(a)	$8.49

Class B

Net assets	$13,689,529

Shares outstanding	1,975,249

Net asset value per share	$6.93

Class C

Net assets	$23,279,797

Shares outstanding	3,376,062

Net asset value per share	$6.90

Class I

Net assets	$13,101

Shares outstanding	1,558

Net asset value per share	$8.41

Class K(b)

Net assets	$583,192

Shares outstanding	69,552

Net asset value per share(c)	$8.39

Class R

Net assets	$6,820,590

Shares outstanding	859,057

Net asset value per share	$7.94

Class R5

Net assets	$99,067

Shares outstanding	11,759

Net asset value per share	$8.42

Class W

Net assets	$20,125

Shares outstanding	2,527

Net asset value per share	$7.96

Class Z

Net assets	$1,221,815

Shares outstanding	146,026

Net asset value per share	$8.37

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.
(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.
(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$9,761,830
Dividends — affiliated issuers	7,858
Interest	673
Income from securities lending — net	64,678
Foreign taxes withheld	(1,048,829)

Total income	8,786,210

Expenses:
Investment management fees	4,500,786
Distribution fees
Class A	899,618
Class B	177,500
Class C	243,879
Class R	39,309
Class W	59
Transfer agent fees
Class A	1,029,451
Class B	52,072
Class C	70,364
Class K(a)	300
Class R	22,914
Class R5	272
Class W	65
Class Z	2,944
Administration fees	329,686
Plan administration fees
Class K(a)	1,497
Compensation of board members	13,534
Custodian fees	220,652
Printing and postage fees	123,403
Registration fees	122,682
Professional fees	34,479
Other	72,619

Total expenses	7,958,085
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(48,967)
Expense reductions	(1,730)

Total net expenses	7,907,388

Net investment income	878,822

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(29,153,019)
Foreign currency translations	(207,007)
Increase from payment by affiliate (see Note 7)	329,806

Net realized loss	(29,030,220)
Net change in unrealized appreciation (depreciation) on:
Investments	48,693,703
Foreign currency translations	(99,384)
Forward foreign currency exchange contracts	1,342
Foreign capital gains tax	139,969

Net change in unrealized appreciation (depreciation)	48,735,630

Net realized and unrealized gain	19,705,410

Net increase in net assets resulting from operations	$20,584,232

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Emerging Markets Opportunity Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations

Net investment income	$878,822	$1,811,762

Net realized gain (loss)	(29,030,220)	36,135,034

Net change in unrealized appreciation (depreciation)	48,735,630	(114,134,618)

Net increase (decrease) in net assets resulting from operations	20,584,232	(76,187,822)

Distributions to shareholders:

Net investment income

Class A	—	(5,232,400)

Class B	—	(129,969)

Class C	—	(204,839)

Class I	—	(1,187,025)

Class K(a)	—	(15,517)

Class R	—	(124,581)

Class R5	—	(9,648)

Class W	—	(36)

Class Z	—	(373)

Net realized gains

Class A	(29,003,625)	(6,285,005)

Class B	(1,752,283)	(519,528)

Class C	(2,365,984)	(535,291)

Class I	(982)	(989,436)

Class K(a)	(45,547)	(16,172)

Class R	(767,669)	(190,513)

Class R5	(45,363)	(8,371)

Class W	(171)	(32)

Class Z	(71,297)	(316)

Total distributions to shareholders	(34,052,921)	(15,449,052)

Increase (decrease) in net assets from capital stock activity	(55,081,612)	(149,713,034)

Proceeds from regulatory settlements (Note 6)	12,908	—

Total decrease in net assets	(68,537,393)	(241,349,908)

Net assets at beginning of year	459,578,382	700,928,290

Net assets at end of year	$391,040,989	$459,578,382

Undistributed (excess of distributions over) net investment income	$664,376	$(20,155)

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	14,643,309	118,265,785	6,888,977	66,082,356

Distributions reinvested	3,902,840	27,515,025	1,146,557	10,915,221

Redemptions	(23,635,691)	(187,801,736)	(13,437,427)	(125,504,490)

Net decrease	(5,089,542)	(42,020,926)	(5,401,893)	(48,506,913)

Class B shares

Subscriptions	114,294	777,849	319,885	2,738,539

Distributions reinvested	276,204	1,695,893	74,591	631,036

Redemptions(a)	(1,291,174)	(8,441,694)	(1,838,207)	(15,596,940)

Net decrease	(900,676)	(5,967,952)	(1,443,731)	(12,227,365)

Class C shares

Subscriptions	675,509	4,473,873	861,785	7,189,413

Distributions reinvested	258,638	1,580,279	57,204	481,660

Redemptions	(1,407,797)	(9,444,168)	(1,570,450)	(12,861,777)

Net decrease	(473,650)	(3,390,016)	(651,461)	(5,190,704)

Class I shares

Subscriptions	—	—	135,792	1,378,107

Distributions reinvested	—	—	220,471	2,176,053

Redemptions	—	—	(8,661,081)	(85,525,974)

Net decrease	—	—	(8,304,818)	(81,971,814)

Class K shares(b)

Subscriptions	5,474	45,271	4,826	44,838

Distributions reinvested	6,180	45,547	3,161	31,300

Redemptions	(15,102)	(122,452)	(73,175)	(659,816)

Net decrease	(3,448)	(31,634)	(65,188)	(583,678)

Class R shares

Subscriptions	421,808	3,146,937	644,424	6,108,623

Distributions reinvested	17,559	123,088	6,431	61,030

Redemptions	(878,253)	(6,683,030)	(914,311)	(8,666,950)

Net decrease	(438,886)	(3,413,005)	(263,456)	(2,497,297)

Class R5 shares

Subscriptions	2,089	16,863	3,757	38,462

Distributions reinvested	6,093	45,026	992	9,824

Redemptions	(68,658)	(554,670)	(121)	(1,126)

Net increase (decrease)	(60,476)	(492,781)	4,628	47,160

Class W shares

Subscriptions	4,348	35,000	—	—

Redemptions	(2,092)	(15,999)	—	—

Net increase	2,256	19,001	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Emerging Markets Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z shares

Subscriptions	89,441	714,458	145,020	1,486,962

Distributions reinvested	6,711	49,395	63	621

Redemptions	(67,395)	(548,152)	(29,928)	(270,006)

Net increase	28,757	215,701	115,155	1,217,577

Total net decrease	(6,935,665)	(55,081,612)	(16,010,764)	(149,713,034)

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$8.24		$9.75		$7.74		$4.96		$14.99

Income from investment operations:

Net investment income	0.02		0.04		0.03		0.02		0.08

Net realized and unrealized gain (loss)	0.36		(1.33)		2.03		2.75		(7.24)

Increase from payments by affiliate	0.01		—		—		—		—

Total from investment operations	0.39		(1.29)		2.06		2.77		(7.16)

Less distributions to shareholders:

Net investment income	—		(0.10)		(0.05)		—		(0.18)

Net realized gains	(0.63)		(0.12)		—		—		(2.69)

Total distributions to shareholders	(0.63)		(0.22)		(0.05)		—		(2.87)

Proceeds from regulatory settlements	0.00	(a)	—		0.00	(a)	0.01		—

Net asset value, end of period	$8.00		$8.24		$9.75		$7.74		$4.96

Total return	5.77	%(b)(c)	(13.55%)		26.70	%(d)	56.05	%(e)	(57.79%)

Ratios to average net assets(f)

Expenses prior to fees waived or expenses reimbursed	1.85%		1.79%		1.85%		1.90%		1.87%

Net expenses after fees waived or expenses reimbursed(g)	1.84	%(h)	1.79	%(h)	1.85%		1.90%		1.87%

Net investment income	0.30	%(h)	0.38	%(h)	0.34%		0.38%		0.78%

Supplemental data

Net assets, end of period (in thousands)	$345,314		$397,803		$523,288		$416,297		$250,088

Portfolio turnover	117%		84%		96%		149%		133%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Emerging Markets Opportunity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$7.28		$8.64		$6.87		$4.43		$13.73

Income from investment operations:

Net investment income (loss)	(0.03)		(0.04)		(0.03)		(0.02)		0.00 (a)

Net realized and unrealized gain (loss)	0.30		(1.17)		1.80		2.45		(6.53)

Increase from payments by affiliate	0.01		—		—		—		—

Total from investment operations	0.28		(1.21)		1.77		2.43		(6.53)

Less distributions to shareholders:

Net investment income	—		(0.03)		(0.00	)(a)	—		(0.08)

Net realized gains	(0.63)		(0.12)		—		—		(2.69)

Total distributions to shareholders	(0.63)		(0.15)		(0.00	)(a)	—		(2.77)

Proceeds from regulatory settlements	0.00	(a)	—		0.00	(a)	0.01		—

Net asset value, end of period	$6.93		$7.28		$8.64		$6.87		$4.43

Total return	4.96	%(b)(c)	(14.26%)		25.82	%(d)	55.08	%(e)	(58.08%)

Ratios to average net assets(f)

Expenses prior to fees waived or expenses reimbursed	2.61%		2.54%		2.60%		2.68%		2.62%

Net expenses after fees waived or expenses reimbursed(g)	2.59	%(h)	2.54	%(h)	2.60%		2.68%		2.62%

Net investment income (loss)	(0.48	%)(h)	(0.43	%)(h)	(0.42%)		(0.36%)		0.02%

Supplemental data

Net assets, end of period (in thousands)	$13,690		$20,944		$37,312		$38,489		$28,179

Portfolio turnover	117%		84%		96%		149%		133%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$7.25		$8.61		$6.89		$4.44		$13.78

Income from investment operations:

Net investment income (loss)	(0.03)		(0.03)		(0.03)		(0.04)		0.00 (a)

Net realized and unrealized gain (loss)	0.30		(1.17)		1.79		2.48		(6.54)

Increase from payments by affiliate	0.01		—		—		—		—

Total from investment operations	0.28		(1.20)		1.76		2.44		(6.54)

Less distributions to shareholders:

Net investment income	—		(0.04)		(0.04)		—		(0.11)

Net realized gains	(0.63)		(0.12)		—		—		(2.69)

Total distributions to shareholders	(0.63)		(0.16)		(0.04)		—		(2.80)

Proceeds from regulatory settlements	0.00	(a)	—		0.00	(a)	0.01		—

Net asset value, end of period	$6.90		$7.25		$8.61		$6.89		$4.44

Total return	4.99	%(b)(c)	(14.15%)		25.67	%(d)	55.18	%(e)	(58.15%)

Ratios to average net assets(f)

Expenses prior to fees waived or expenses reimbursed	2.61%		2.54%		2.60%		2.60%		2.63%

Net expenses after fees waived or expenses reimbursed(g)	2.59	%(h)	2.54	%(h)	2.60%		2.60%		2.63%

Net investment income (loss)	(0.47	%)(h)	(0.39	%)(h)	(0.43%)		(0.65%)		0.03%

Supplemental data

Net assets, end of period (in thousands)	$23,280		$27,910		$38,770		$32,757		$3,163

Portfolio turnover	117%		84%		96%		149%		133%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Emerging Markets Opportunity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2012		2011	2010		2009		2008
Per share data
Net asset value, beginning of period	$8.59		$10.15	$8.04		$5.12		$15.38

Income from investment operations:

Net investment income	0.07		0.04	0.07		0.06		0.11

Net realized and unrealized gain (loss)	0.37		(1.34)	2.12		2.85		(7.45)

Increase from payments by affiliate	0.01		—	—		—		—

Total from investment operations	0.45		(1.30)	2.19		2.91		(7.34)

Less distributions to shareholders:

Net investment income	—		(0.14)	(0.08)		—		(0.23)

Net realized gains	(0.63)		(0.12)	—		—		(2.69)

Total distributions to shareholders	(0.63)		(0.26)	(0.08)		—		(2.92)

Proceeds from regulatory settlements	0.00	(a)	—	0.00	(a)	0.01		—

Net asset value, end of period	$8.41		$8.59	$10.15		$8.04		$5.12

Total return	6.27	%(b)(c)	(13.12%)	27.45	%(d)	57.03	%(e)	(57.63%)

Ratios to average net assets(f)

Expenses prior to fees waived or expenses reimbursed	1.32%		1.27%	1.35%		1.26%		1.42%

Net expenses after fees waived or expenses reimbursed(g)	1.32%		1.27%	1.35%		1.26%		1.42%

Net investment income	0.84%		0.41%	0.84%		0.77%		0.97%

Supplemental data

Net assets, end of period (in thousands)	$13		$13	$84,279		$68,978		$8

Portfolio turnover	117%		84%	96%		149%		133%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K(a)	2012		2011	2010		2009		2008
Per share data
Net asset value, beginning of period	$8.59		$10.15	$8.05		$5.14		$15.32

Income from investment operations:

Net investment income	0.04		0.05	0.05		0.04		0.11

Net realized and unrealized gain (loss)	0.38		(1.38)	2.11		2.86		(7.45)

Increase from payments by affiliate	0.01		—	—		—		—

Total from investment operations	0.43		(1.33)	2.16		2.90		(7.34)

Less distributions to shareholders:

Net investment income	—		(0.11)	(0.06)		—		(0.15)

Net realized gains	(0.63)		(0.12)	—		—		(2.69)

Total distributions to shareholders	(0.63)		(0.23)	(0.06)		—		(2.84)

Proceeds from regulatory settlements	0.00	(b)	—	0.00	(b)	0.01		—

Net asset value, end of period	$8.39		$8.59	$10.15		$8.05		$5.14

Total return	6.02	%(c)(d)	(13.37%)	26.99	%(e)	56.62	%(f)	(57.58%)

Ratios to average net assets(g)

Expenses prior to fees waived or expenses reimbursed	1.62%		1.59%	1.65%		1.62%		1.73%

Net expenses after fees waived or expenses reimbursed(h)	1.62%		1.59%	1.65%		1.56%		1.47%

Net investment income	0.53%		0.49%	0.51%		0.72%		1.12%

Supplemental data

Net assets, end of period (in thousands)	$583		$627	$1,402		$1,187		$782

Portfolio turnover	117%		84%	96%		149%		133%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Emerging Markets Opportunity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R	2012		2011		2010		2009(a)
Per share data
Net asset value, beginning of period	$8.21		$9.71		$7.74		$7.42

Income from investment operations:

Net investment income (loss)	(0.00	)(b)	0.01		0.00	(b)	(0.01)

Net realized and unrealized gain (loss)	0.35		(1.31)		2.03		0.33

Increase from payments by affiliate	0.01		—		—		—

Total from investment operations	0.36		(1.30)		2.03		0.32

Less distributions to shareholders:

Net investment income	—		(0.08)		(0.06)		—

Net realized gains	(0.63)		(0.12)		—		—

Total distributions to shareholders	(0.63)		(0.20)		(0.06)		—

Proceeds from regulatory settlements	0.00	(b)	—		0.00	(b)	—

Net asset value, end of period	$7.94		$8.21		$9.71		$7.74

Total return	5.41	%(c)(d)	(13.69%)		26.36	%(e)	4.31%

Ratios to average net assets(f)

Expenses prior to fees waived or expenses reimbursed	2.11%		2.04%		2.13%		2.06	%(g)

Net expenses after fees waived or expenses reimbursed(h)	2.09	%(i)	2.04	%(i)	2.13%		2.06	%(g)

Net investment income (loss)	(0.02	%)(i)	0.11	%(i)	0.04%		(0.36	%)(g)

Supplemental data

Net assets, end of period (in thousands)	$6,821		$10,652		$15,165		$12,236

Portfolio turnover	117%		84%		96%		149%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	Annualized.

(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R5	2012		2011	2010		2009		2008(a)
Per share data
Net asset value, beginning of period	$8.61		$10.17	$8.06		$5.13		$9.32

Income from investment operations:

Net investment income	0.06		0.08	0.07		0.05		0.03

Net realized and unrealized gain (loss)	0.37		(1.38)	2.12		2.87		(4.22)

Increase from payments by affiliate	0.01		—	—		—		—

Total from investment operations	0.44		(1.30)	2.19		2.92		(4.19)

Less distributions to shareholders:

Net investment income	—		(0.14)	(0.08)		—		—

Net realized gains	(0.63)		(0.12)	—		—		—

Total distributions to shareholders	(0.63)		(0.26)	(0.08)		—		—

Proceeds from regulatory settlements	0.00	(b)	—	0.00	(b)	0.01		—

Net asset value, end of period	$8.42		$8.61	$10.17		$8.06		$5.13

Total return	6.13	%(c)(d)	(13.14%)	27.36	%(e)	57.12	%(f)	(44.96%)

Ratios to average net assets(g)

Expenses prior to fees waived or expenses reimbursed	1.36%		1.35%	1.41%		1.31%		1.47	%(h)

Net expenses after fees waived or expenses reimbursed(i)	1.36%		1.35%	1.41%		1.31%		1.47	%(h)

Net investment income	0.80%		0.86%	0.78%		0.68%		1.57	%(h)

Supplemental data

Net assets, end of period (in thousands)	$99		$622	$687		$538		$3

Portfolio turnover	117%		84%	96%		149%		133%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to October 31, 2008.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)	Annualized.

(i)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Emerging Markets Opportunity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$8.21		$9.75		$9.23

Income from investment operations:

Net investment income (loss)	0.06		0.03		(0.01)

Net realized and unrealized gain (loss)	0.31		(1.32)		0.53

Increase from payments by affiliate	0.01		—		—

Total from investment operations	0.38		(1.29)		0.52

Less distributions to shareholders:

Net investment income	—		(0.13)		—

Net realized gains	(0.63)		(0.12)		—

Total distributions to shareholders	(0.63)		(0.25)		—

Proceeds from regulatory settlements	0.00	(b)	—		—

Net asset value, end of period	$7.96		$8.21		$9.75

Total return	5.66	%(c)(d)	(13.56%)		5.63%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.83%		1.82%		1.89	%(f)

Net expenses after fees waived or expenses reimbursed(g)	1.83	%(h)	1.82	%(h)	1.89	%(f)

Net investment income (loss)	0.73	%(h)	0.37	%(h)	(0.71	%)(f)

Supplemental data

Net assets, end of period (in thousands)	$20		$2		$3

Portfolio turnover	117%		84%		96%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$8.57		$10.14		$9.60

Income from investment operations:

Net investment income	0.05		0.13		0.00	(b)

Net realized and unrealized gain (loss)	0.37		(1.44)		0.54

Increase from payments by affiliate	0.01		—		—

Total from investment operations	0.43		(1.31)		0.54

Less distributions to shareholders:

Net investment income	—		(0.14)		—

Net realized gains	(0.63)		(0.12)		—

Total distributions to shareholders	(0.63)		(0.26)		—

Proceeds from regulatory settlements	0.00	(b)	—		—

Net asset value, end of period	$8.37		$8.57		$10.14

Total return	6.03	%(c)(d)	(13.25%)		5.63%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.59%		1.59%		1.56	%(f)

Net expenses after fees waived or expenses reimbursed(g)	1.59	%(h)	1.59	%(h)	1.56	%(f)

Net investment income (loss)	0.60	%(h)	1.36	%(h)	(0.46	%)(f)

Supplemental data

Net assets, end of period (in thousands)	$1,222		$1,005		$21

Portfolio turnover	117%		84%		96%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Emerging Markets Opportunity Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Emerging Markets Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are only available to investors purchasing through authorized investment professionals. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior

28	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Notes to Financial Statements (continued)

October 31, 2012

to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the

Annual Report 2012	29

Columbia Emerging Markets Opportunity Fund

Notes to Financial Statements (continued)

October 31, 2012

Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 1.10% to 0.90% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2012 was 1.09% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration

30	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Notes to Financial Statements (continued)

October 31, 2012

and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2012, other expenses paid to this company were $2,759.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended October 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.29%
Class B	0.29
Class C	0.29
Class K	0.05
Class R	0.29
Class R5	0.05
Class W	0.27
Class Z	0.27

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At October 31, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $87,393. The liability remaining at October 31, 2012 for non-recurring charges associated with the lease amounted to $45,615 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, these minimum account balance fees reduced total expenses by $1,730.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of

Annual Report 2012	31

Columbia Emerging Markets Opportunity Fund

Notes to Financial Statements (continued)

October 31, 2012

Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $651,000 and $1,362,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $309,463 for Class A, $8,743 for Class B and $1,370 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.85%
Class B	2.60
Class C	2.60
Class I	1.42
Class K	1.72
Class R	2.10
Class R5	1.47
Class W	1.85
Class Z	1.60

Prior to January 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.85%
Class B	2.60
Class C	2.60
Class I	1.41
Class K	1.71
Class R	2.10
Class R5	1.46
Class W	1.85
Class Z	1.60

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, distribution reclassifications, foreign currency transactions and proceeds from regulatory settlements. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(194,291)
Accumulated net realized loss	(4,491,778)
Paid-in capital	4,686,069

32	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Notes to Financial Statements (continued)

October 31, 2012

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2012	2011
Ordinary income	$192	$6,562,302
Long-term capital gains	34,052,729	8,886,750
Total	34,052,921	15,449,052

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$689,409
Accumulated realized loss	(32,846,119)
Unrealized appreciation	50,534,173

At October 31, 2012, the cost of investments for federal income tax purposes was $342,825,935 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$56,009,807
Unrealized depreciation	5,492,559
Net unrealized appreciation	50,517,248

The following capital loss carryforward, determined at October 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	18,236,033
Unlimited long-term	14,610,086
Total	32,846,119

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $474,755,219 and $562,586,745, respectively, for the year ended October 31, 2012.

Note 6. Regulatory Settlements

During the year ended October 31, 2012, the Fund received $12,908 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Payments by Affiliates

During the year ended October 31, 2012, the Investment Manager reimbursed the Fund $329,806 for a loss on a trading error.

Note 8. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to

Annual Report 2012	33

Columbia Emerging Markets Opportunity Fund

Notes to Financial Statements (continued)

October 31, 2012

termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At October 31, 2012, securities valued at $3,107,307 were on loan, secured by cash collateral of $3,259,891 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

In September 2012, the Board voted to cease securities lending by or on December 31, 2012.

Note 9. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At October 31, 2012, one unaffiliated shareholder account owned 21.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

Note 12. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In September 2012, the Board approved a proposal to merge the Fund into Columbia Emerging Markets Fund, a series of Columbia Funds Series Trust I. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2013.

34	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Notes to Financial Statements (continued)

October 31, 2012

Note 14. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	35

Columbia Emerging Markets Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Emerging Markets Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Emerging Markets Opportunity Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 21, 2012

36	Annual Report 2012

Columbia European Equity Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 96.5%
Issuer	Shares	Value ($)

Belgium 2.4%
Anheuser-Busch InBev NV	102,116	8,538,388

Denmark 2.9%
Novo Nordisk A/S, Class B	64,177	10,342,406

Finland 0.8%
KONE OYJ, Class B	40,882	2,927,652

France 12.6%
Air Liquide SA	44,689	5,271,049

AtoS	54,594	3,666,178

BNP Paribas SA	209,450	10,536,080

Edenred	236,155	6,833,507

European Aeronautic Defence and Space Co. NV	130,934	4,651,752

Iliad SA	24,132	3,717,471

Publicis Groupe SA	98,737	5,319,402

Societe Generale SA(a)	141,658	4,503,034

Total		44,498,473

Germany 17.7%
Allianz SE, Registered Shares	87,147	10,805,326

BASF SE	75,307	6,240,151

Brenntag AG	50,125	6,317,633

Continental AG	51,666	5,178,547

Fresenius Medical Care AG & Co. KGaA	124,274	8,728,799

Kabel Deutschland Holding AG	97,068	6,994,035

Lanxess AG	66,912	5,527,172

Merck KGaA	29,156	3,726,147

SAP AG	126,037	9,180,988

Total		62,698,798

Italy 2.4%
Intesa Sanpaolo SpA	2,237,984	3,594,044

Saipem SpA	109,186	4,905,130

Total		8,499,174

Netherlands 6.2%
Aegon NV	977,423	5,457,746

ASML Holding NV	97,058	5,340,281

ING Groep NV-CVA(a)	820,965	7,252,860

Ziggo NV	116,780	3,782,594

Total		21,833,481

Common Stocks (continued)
Issuer	Shares	Value ($)

Norway 1.9%
Subsea 7 SA	157,456	3,454,957

TGS Nopec Geophysical Co., ASA	92,389	3,143,751

Total		6,598,708

Portugal 1.0%
Galp Energia SGPS SA	211,380	3,383,654

Spain 2.4%
Amadeus IT Holding SA, Class A	192,166	4,757,349

Inditex SA	28,753	3,668,680

Total		8,426,029

Sweden 2.6%
Elekta AB, Class B	193,353	2,754,732

Getinge AB, Series CPO	113,650	3,495,394

Skf Ab-b Shares	131,219	2,957,566

Total		9,207,692

Switzerland 15.1%
Nestlé SA, Registered Shares	229,753	14,580,052

Novartis AG, Registered Shares	140,985	8,485,138

SGS SA, Registered Shares	1,742	3,688,633

Sika AG	1,913	3,991,151

Swatch Group AG (The), Registered Shares	95,077	6,906,431

Syngenta AG	19,173	7,489,678

UBS AG, Registered Shares	552,070	8,275,419

Total		53,416,502

United Kingdom 28.5%
Aggreko PLC	98,208	3,407,386

BG Group PLC	333,598	6,177,491

Diageo PLC	352,326	10,069,300

Experian PLC	261,544	4,516,111

GKN PLC	1,189,290	3,984,292

IMI PLC	283,661	4,369,297

Johnson Matthey PLC	191,027	6,932,985

Legal & General Group PLC	2,611,463	5,647,090

Persimmon PLC	476,739	6,116,230

Prudential PLC	533,537	7,305,541

Rio Tinto PLC	278,021	13,928,530

Shire PLC	107,168	3,014,384

Smith & Nephew PLC	363,691	3,844,235

Tullow Oil PLC	220,483	4,995,492

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia European Equity Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Unilever PLC	295,564	11,022,688

Wolseley PLC	125,666	5,493,673

Total		100,824,725

Total Common Stocks
(Cost: $314,074,073)		341,195,682

Preferred Stocks 2.8%
Germany 2.8%
Henkel AG & Co. KGaA	48,131	3,843,538

Volkswagen AG	29,329	6,067,157

Total		9,910,695

Total Preferred Stocks
(Cost: $8,244,973)		9,910,695

Money Market Funds 1.2%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.149%(b)(c)	4,230,027	4,230,027

Total Money Market Funds
(Cost: $4,230,027)		4,230,027

Total Investments
(Cost: $326,549,073)		355,336,404

Other Assets & Liabilities, Net		(1,752,221)

Net Assets		353,584,183

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at October 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	12,138,122	276,206,160	(284,114,255)	—	4,230,027	—	7,339	4,230,027

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia European Equity Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	—	38,167,617	—	38,167,617

Consumer Staples	—	44,210,428	—	44,210,428

Energy	—	26,060,475	—	26,060,475

Financials	—	63,377,139	—	63,377,139

Health Care	—	44,391,234	—	44,391,234

Industrials	—	45,163,211	—	45,163,211

Information Technology	—	22,944,796	—	22,944,796

Materials	—	49,380,717	—	49,380,717

Telecommunication Services	—	7,500,065	—	7,500,065

Preferred Stocks

Consumer Discretionary	—	6,067,157	—	6,067,157

Consumer Staples	—	3,843,538	—	3,843,538

Total Equity Securities	—	351,106,377	—	351,106,377

Other

Money Market Funds	4,230,027	—	—	4,230,027

Total Other	4,230,027	—	—	4,230,027

Total	4,230,027	351,106,377	—	355,336,404

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia European Equity Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia European Equity Fund

Statement of Assets and Liabilities

October 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $322,319,046)	$351,106,377

Affiliated issuers (identified cost $4,230,027)	4,230,027

Total investments (identified cost $326,549,073)	355,336,404

Cash	1,304

Foreign currency (identified cost $37,766)	37,904

Receivable for:

Capital shares sold	45,168

Dividends	183,951

Interest	24

Reclaims	410,172

Expense reimbursement due from Investment Manager	19

Prepaid expenses	3,613

Total assets	356,018,559

Liabilities

Payable for:

Investments purchased	1,832,684

Capital shares purchased	438,420

Investment management fees	38,185

Distribution fees	2,288

Transfer agent fees	15,418

Administration fees	3,854

Plan administration fees	1

Compensation of board members	8,726

Other expenses	94,800

Total liabilities	2,434,376

Net assets applicable to outstanding capital stock	$353,584,183

Represented by

Paid-in capital	$349,111,808

Undistributed net investment income	5,324,427

Accumulated net realized loss	(29,642,687)

Unrealized appreciation (depreciation) on:

Investments	28,787,331

Foreign currency translations	3,304

Total — representing net assets applicable to outstanding capital stock	$353,584,183

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia European Equity Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A

Net assets	$52,850,472

Shares outstanding	8,897,548

Net asset value per share	$5.94

Maximum offering price per share(a)	$6.30

Class B

Net assets	$1,491,891

Shares outstanding	254,109

Net asset value per share	$5.87

Class C

Net assets	$2,106,202

Shares outstanding	362,079

Net asset value per share	$5.82

Class I

Net assets	$236,735,477

Shares outstanding	39,695,005

Net asset value per share	$5.96

Class K(b)

Net assets	$17,284

Shares outstanding	2,913

Net asset value per share	$5.93

Class W

Net assets	$2,848

Shares outstanding	480

Net asset value per share(c)	$5.94

Class Z

Net assets	$60,380,009

Shares outstanding	10,165,578

Net asset value per share	$5.94

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia European Equity Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$10,581,665
Dividends — affiliated issuers	7,339
Income from securities lending — net	328,867
Foreign taxes withheld	(1,213,359)

Total income	9,704,512

Expenses:
Investment management fees	2,713,806
Distribution fees
Class A	133,417
Class B	19,670
Class C	15,294
Class W	2
Transfer agent fees
Class A	167,388
Class B	6,120
Class C	4,802
Class K(a)	9
Class W	3
Class Z	11,402
Administration fees	273,680
Plan administration fees
Class K(a)	47
Compensation of board members	14,786
Custodian fees	56,331
Printing and postage fees	71,042
Registration fees	148,410
Professional fees	43,100
Line of credit interest expense	928
Other	20,771

Total expenses	3,701,008
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(25,194)
Expense reductions	(20)

Total net expenses	3,675,794

Net investment income	6,028,718

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(96,017)
Foreign currency translations	(135,114)
Forward foreign currency exchange contracts	30,939

Net realized loss	(200,192)
Net change in unrealized appreciation (depreciation) on:
Investments	26,032,014
Foreign currency translations	(20,500)

Net change in unrealized appreciation (depreciation)	26,011,514

Net realized and unrealized gain	25,811,322

Net increase in net assets resulting from operations	$31,840,040

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia European Equity Fund

Statement of Changes in Net Assets

	2012	2011
Operations

Net investment income	$6,028,718	$3,110,943

Net realized loss	(200,192)	(2,746,431)

Net change in unrealized appreciation (depreciation)	26,011,514	(12,392,498)

Net increase (decrease) in net assets resulting from operations	31,840,040	(12,027,986)

Distributions to shareholders:

Net investment income

Class A	(146,906)	(329,400)

Class I	(2,750,865)	(109,439)

Class K(a)	(156)	(165)

Class Z	(2,120)	(22)

Total distributions to shareholders	(2,900,047)	(439,026)

Increase (decrease) in net assets from capital stock activity	(58,640,140)	320,427,314

Total increase (decrease) in net assets	(29,700,147)	307,960,302

Net assets at beginning of year	383,284,330	75,324,028

Net assets at end of year	$353,584,183	$383,284,330

Undistributed net investment income	$5,324,427	$1,964,643

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia European Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012(a)		Year Ended October 31, 2011
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity

Class A shares

Subscriptions(b)	1,015,395	5,676,650	2,426,130	14,509,749

Distributions reinvested	27,218	140,171	52,959	312,457

Redemptions	(3,163,855)	(17,365,536)	(3,504,557)	(20,676,576)

Net decrease	(2,121,242)	(11,548,715)	(1,025,468)	(5,854,370)

Class B shares

Subscriptions	12,156	68,779	68,874	415,718

Redemptions(b)	(196,270)	(1,054,046)	(331,724)	(1,996,474)

Net decrease	(184,114)	(985,267)	(262,850)	(1,580,756)

Class C shares

Subscriptions	198,639	1,125,618	85,052	507,312

Redemptions	(73,195)	(401,509)	(94,134)	(554,194)

Net increase (decrease)	125,444	724,109	(9,082)	(46,882)

Class I shares

Subscriptions	18,070,680	101,625,088	69,008,099	393,119,293

Distributions reinvested	534,136	2,750,802	18,601	109,372

Redemptions	(36,955,761)	(211,614,642)	(10,982,086)	(65,424,857)

Net increase (decrease)	(18,350,945)	(107,238,752)	58,044,614	327,803,808

Class K shares(c)

Subscriptions	106	594	476	2,721

Distributions reinvested	27	136	24	142

Redemptions	(2,082)	(11,825)	(23)	(139)

Net increase (decrease)	(1,949)	(11,095)	477	2,724

Class W shares

Subscriptions	480	2,500	—	—

Net increase	480	2,500	—	—

Class Z shares

Subscriptions	10,229,369	60,852,542	52,314	329,729

Distributions reinvested	402	2,066	—	—

Redemptions	(76,973)	(437,528)	(39,987)	(226,939)

Net increase	10,152,798	60,417,080	12,327	102,790

Total net increase (decrease)	(10,379,528)	(58,640,140)	56,760,018	320,427,314

(a)	Class W shares are for the period from June 18, 2012 (commencement of operations) to October 31, 2012.

(b)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

(c)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia European Equity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$5.47		$5.80		$4.86	$3.88		$6.83

Income from investment operations:

Net investment income	0.08		0.05		0.03	0.07		0.06

Net realized and unrealized gain (loss)	0.40		(0.35)		0.98	0.96		(2.96)

Total from investment operations	0.48		(0.30)		1.01	1.03		(2.90)

Less distributions to shareholders:

Net investment income	(0.01)		(0.03)		(0.07)	(0.06)		(0.05)

Total distributions to shareholders	(0.01)		(0.03)		(0.07)	(0.06)		(0.05)

Proceeds from regulatory settlements	—		—		—	0.01		—

Net asset value, end of period	$5.94		$5.47		$5.80	$4.86		$3.88

Total return	8.88%		(5.25%)		21.14%	27.11	%(a)	(42.70%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.54	%(c)	1.55%		1.67%	1.93%		1.58%

Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.52	%(c)(e)	1.51	%(e)	1.41%	1.61%		1.58%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.54%		1.55%		1.67%	1.93%		1.58%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.52	%(e)	1.51	%(e)	1.41%	1.61%		1.58%

Net investment income	1.42	%(e)	0.84	%(e)	0.63%	1.79%		0.95%

Supplemental data

Net assets, end of period (in thousands)	$52,850		$60,295		$69,831	$64,717		$57,916

Portfolio turnover	126%		121%		115%	154%		180%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$5.44		$5.78		$4.83		$3.82		$6.73

Income from investment operations:

Net investment income (loss)	0.04		0.01		(0.00	)(a)	0.05		0.02

Net realized and unrealized gain (loss)	0.39		(0.35)		0.97		0.95		(2.93)

Total from investment operations	0.43		(0.34)		0.97		1.00		(2.91)

Less distributions to shareholders:

Net investment income	—		—		(0.02)		—		—

Total distributions to shareholders	—		—		(0.02)		—		—

Proceeds from regulatory settlements	—		—		—		0.01		—

Net asset value, end of period	$5.87		$5.44		$5.78		$4.83		$3.82

Total return	7.90%		(5.88%)		20.10%		26.44	%(b)	(43.24%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.28	%(d)	2.30%		2.41%		2.74%		2.32%

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	2.27	%(d)(f)	2.26	%(f)	2.16%		2.40%		2.32%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.28%		2.30%		2.41%		2.74%		2.32%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	2.27	%(f)	2.26	%(f)	2.16%		2.40%		2.32%

Net investment income (loss)	0.78	%(f)	0.15	%(f)	(0.06%)		1.22%		0.28%

Supplemental data

Net assets, end of period (in thousands)	$1,492		$2,382		$4,051		$6,124		$10,080

Portfolio turnover	126%		121%		115%		154%		180%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$5.39		$5.72		$4.81	$3.81		$6.71

Income from investment operations:

Net investment income (loss)	0.04		0.01		(0.01)	0.04		0.01

Net realized and unrealized gain (loss)	0.39		(0.34)		0.96	0.95		(2.90)

Total from investment operations	0.43		(0.33)		0.95	0.99		(2.89)

Less distributions to shareholders:

Net investment income	—		—		(0.04)	(0.00	)(a)	(0.01)

Total distributions to shareholders	—		—		(0.04)	(0.00	)(a)	(0.01)

Proceeds from regulatory settlements	—		—		—	0.01		—

Net asset value, end of period	$5.82		$5.39		$5.72	$4.81		$3.81

Total return	7.98%		(5.77%)		19.96%	26.39	%(b)	(43.10%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.31	%(d)	2.29%		2.43%	2.69%		2.33%

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	2.27	%(d)(f)	2.26	%(f)	2.17%	2.37%		2.33%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.31%		2.29%		2.43%	2.69%		2.33%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	2.27	%(f)	2.26	%(f)	2.17%	2.37%		2.33%

Net investment income (loss)	0.72	%(f)	0.11	%(f)	(0.10%)	1.07%		0.25%

Supplemental data

Net assets, end of period (in thousands)	$2,106		$1,274		$1,406	$1,157		$954

Portfolio turnover	126%		121%		115%	154%		180%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2012		2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$5.50		$5.80	$4.86	$3.89		$6.84

Income from investment operations:

Net investment income	0.10		0.11	0.05	0.09		0.09

Net realized and unrealized gain (loss)	0.41		(0.36)	0.98	0.95		(2.96)

Total from investment operations	0.51		(0.25)	1.03	1.04		(2.87)

Less distributions to shareholders:

Net investment income	(0.05)		(0.05)	(0.09)	(0.08)		(0.08)

Total distributions to shareholders	(0.05)		(0.05)	(0.09)	(0.08)		(0.08)

Proceeds from regulatory settlements	—		—	—	0.01		—

Net asset value, end of period	$5.96		$5.50	$5.80	$4.86		$3.89

Total return	9.36%		(4.36%)	21.61%	27.78	%(a)	(42.38%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.97	%(c)	1.00%	1.14%	1.31%		1.08%

Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	0.97	%(c)	1.00%	0.96%	1.16%		1.08%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.97%		1.00%	1.14%	1.31%		1.08%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	0.97%		1.00%	0.96%	1.16%		1.08%

Net investment income	1.86%		1.83%	1.07%	2.27%		1.50%

Supplemental data

Net assets, end of period (in thousands)	$236,735		$319,236	$8	$6		$5

Portfolio turnover	126%		121%	115%	154%		180%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K(a)	2012		2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$5.47		$5.79	$4.86	$3.90		$6.84

Income from investment operations:

Net investment income	0.08		0.06	0.04	0.07		0.08

Net realized and unrealized gain (loss)	0.41		(0.34)	0.97	0.97		(2.94)

Total from investment operations	0.49		(0.28)	1.01	1.04		(2.86)

Less distributions to shareholders:

Net investment income	(0.03)		(0.04)	(0.08)	(0.09)		(0.08)

Total distributions to shareholders	(0.03)		(0.04)	(0.08)	(0.09)		(0.08)

Proceeds from regulatory settlements	—		—	—	0.01		—

Net asset value, end of period	$5.93		$5.47	$5.79	$4.86		$3.90

Total return	9.08%		(4.93%)	21.08%	27.57	%(b)	(42.29%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.27	%(d)	1.32%	1.49%	1.58%		1.36%

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.27	%(d)	1.26%	1.27%	1.39%		1.11%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.27%		1.32%	1.49%	1.58%		1.36%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.27%		1.26%	1.27%	1.39%		1.11%

Net investment income	1.43%		1.08%	0.79%	1.79%		1.35%

Supplemental data

Net assets, end of period (in thousands)	$17		$27	$25	$18		$13

Portfolio turnover	126%		121%	115%	154%		180%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia European Equity Fund

Financial Highlights (continued)

Class W	Year Ended October 31, 2012(a)
Per share data
Net asset value, beginning of period	$5.21

Income from investment operations:

Net investment income	0.00	(b)

Net realized and unrealized gain	0.73

Total from investment operations	0.73

Net asset value, end of period	$5.94

Total return	14.01%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.64	%(d)

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.52	%(d)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.64	%(d)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.52	%(d)

Net investment income	0.11%

Supplemental data

Net assets, end of period (in thousands)	$3

Portfolio turnover	126%

Notes to Financial Highlights

(a)	For the period from June 18, 2012 (commencement of operations) to October 31, 2012.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$5.49		$5.80		$5.52

Income from investment operations:

Net investment income	0.02		0.10		0.00 (b)

Net realized and unrealized gain (loss)	0.47		(0.36)		0.28

Total from investment operations	0.49		(0.26)		0.28

Less distributions to shareholders:

Net investment income	(0.04)		(0.05)		—

Total distributions to shareholders	(0.04)		(0.05)		—

Net asset value, end of period	$5.94		$5.49		$5.80

Total return	9.09%		(4.57%)		5.07%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.49	%(d)	1.24%		1.96%

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.27	%(d)(f)	1.24	%(f)	1.27%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.49%		1.24%		1.96%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.27	%(f)	1.24	%(f)	1.27%

Net investment income	0.34	%(f)	1.72	%(f)	0.12%

Supplemental data

Net assets, end of period (in thousands)	$60,380		$70		$3

Portfolio turnover	126%		121%		115%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia European Equity Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia European Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on June 18, 2012.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

24	Annual Report 2012

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on an accrual basis.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other

Annual Report 2012	25

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2012 was 0.79% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of

26	Annual Report 2012

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2012, other expenses paid to this company were $2,471.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class K shares.

For the year ended October 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.31%
Class B	0.31
Class C	0.31
Class K	0.05
Class W	0.34
Class Z	0.27

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, these minimum account balance fees reduced total expenses by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $114,000 and $27,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012 and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Annual Report 2012	27

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $52,203 for Class A, $1,300 for Class B and $550 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.52%
Class B	2.27
Class C	2.27
Class I	1.07
Class K	1.37
Class W	1.52
Class Z	1.27

Prior to January 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.53%
Class B	2.28
Class C	2.28
Class I	1.08
Class K	1.38
Class Z	1.28

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$231,113
Accumulated net realized loss	(231,113)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2012 ($)	Year Ended October 31, 2011 ($)
Ordinary income	2,900,047	439,026
Long-term capital gains	—	—
Total	2,900,047	439,026

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,016,285
Undistributed accumulated long-term gain	1,471,907
Accumulated realized loss	(26,922,729)
Unrealized appreciation	$23,914,768

28	Annual Report 2012

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

At October 31, 2012, the cost of investments for federal income tax purposes was $331,424,940 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$26,901,612
Unrealized depreciation	(2,990,148)
Net unrealized appreciation	$23,911,464

The following capital loss carryforward, determined at October 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	4,272,956
2017	18,724,480
Unlimited short-term	3,925,293
Total	26,922,729

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $423,594,878 and $471,027,061, respectively, for the year ended October 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At October 31, 2012, the Fund did not have any securities on loan.

In September 2012, the Board voted to cease securities lending by or on December 31, 2012.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At October 31, 2012, affiliated shareholder accounts owned 83.8% of the outstanding shares of the Fund. Subscription and

Annual Report 2012	29

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the year ended October 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $8,966,667 at a weighted average interest rate of 1.24%.

Note 10. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

Because the Fund concentrates its investments in Europe, the Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. In addition, the private and public sectors’ debt problems of a single EU country can pose significant risks to the EU as a whole. As a result, the Fund may be more volatile than a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not concentrate in this region of the world.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any

30	Annual Report 2012

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	31

Columbia European Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia European Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia European Equity Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 21, 2012

32	Annual Report 2012

Columbia Global Bond Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 21.4%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Australia 0.5%
FMG Resources August 2006 Proprietary Ltd.(b)
11/01/15	7.000%		29,000	29,217
11/01/19	8.250%		25,000	24,938

Nufarm Australia Ltd.(b)
10/15/19	6.375%		9,000	9,225

Woodside Finance Ltd.(b)
05/10/21	4.600%		1,105,000	1,233,800

Total				1,297,180

Belgium —%
Calcipar SA Senior Secured(b)
05/01/18	6.875%		75,000	75,188

Bermuda 0.1%
Bacardi Ltd.(b)
04/01/14	7.450%		245,000	267,125

Canada 0.8%
Inmet Mining Corp.(b)
06/01/20	8.750%		36,000	37,350

MEG Energy Corp.(b)
01/30/23	6.375%		35,000	37,450

Petro-Canada Senior Unsecured
05/15/18	6.050%		805,000	988,286

Quebecor Media, Inc. Senior Unsecured(b)
01/15/23	5.750%		18,000	18,360

Royal Bank of Canada Senior Unsecured
01/18/13	3.250%	EUR	480,000	625,885

Toronto-Dominion Bank (The) Senior Unsecured
05/14/15	5.375%	EUR	350,000	505,402

Videotron Ltd.
07/15/22	5.000%		16,000	16,560

Total				2,229,293

France 0.2%
France Telecom SA Senior Unsecured
02/21/17	4.750%	EUR	205,000	304,484

Veolia Environnement SA Senior Unsecured
01/16/17	4.375%	EUR	110,000	159,225

Total				463,709

Germany 0.2%
E.ON International Finance BV
10/02/17	5.500%	EUR	275,000	428,209

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Italy —%
Wind Acquisition Finance SA Senior Secured(b)
02/15/18	7.250%		9,000	8,775

Luxembourg 0.1%
ArcelorMittal Senior Unsecured
03/01/41	7.000%		465,000	425,943

Netherlands 1.0%
Allianz Finance II BV
11/23/16	4.000%	EUR	400,000	579,086

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Senior Unsecured
07/03/14	6.750%	AUD	300,000	326,479

Deutsche Telekom International Finance BV
01/19/15	4.000%	EUR	275,000	380,172

ING Groep NV Senior Unsecured
05/31/17	4.750%	EUR	505,000	740,839

LyondellBasell Industries NV Senior Unsecured
11/15/21	6.000%		277,000	320,281

NXP BV/Funding LLC Senior Secured(b)
08/01/18	9.750%		26,000	29,770

Schaeffler Finance BV Senior Secured(b)
02/15/19	8.500%		115,000	129,663

Total				2,506,290

Supra-National 0.2%
Council of Europe Development Bank Senior Unsecured
09/16/14	5.750%	AUD	425,000	458,659

United Kingdom 0.2%
Intelsat Jackson Holdings SA(b)
10/15/20	7.250%		212,000	224,720

SABMiller PLC Senior Unsecured(b)
07/15/18	6.500%		225,000	282,369

Total				507,089

United States 18.1%
ADS Tactical, Inc. Senior Secured(b)
04/01/18	11.000%		70,000	69,300

AES Corp. Senior Unsecured
07/01/21	7.375%		56,000	62,580

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AMC Entertainment, Inc.
06/01/19	8.750%	28,000	30,940

AMC Networks, Inc.
07/15/21	7.750%	60,000	68,100

AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	59,000	68,882

Actuant Corp.
06/15/22	5.625%	36,000	37,170

Alliance Data Systems Corp.(b)
04/01/20	6.375%	33,000	35,475

Ally Financial, Inc.
02/15/17	5.500%	27,000	28,571
03/15/20	8.000%	39,000	46,511
09/15/20	7.500%	111,000	130,841

Alpha Natural Resources, Inc.
04/15/18	9.750%	46,000	46,575
06/01/19	6.000%	19,000	16,625
06/01/21	6.250%	1,000	870

Amkor Technology, Inc. Senior Unsecured
06/01/21	6.625%	164,000	156,210

Anixter, Inc.
05/01/19	5.625%	18,000	18,900

Antero Resources Finance Corp.
12/01/17	9.375%	5,000	5,513
08/01/19	7.250%	19,000	20,520

Appalachian Power Co. Senior Unsecured
03/30/21	4.600%	370,000	432,031

Arch Coal, Inc.
06/15/21	7.250%	26,000	22,945

Ashland, Inc. Senior Unsecured(b)
08/15/22	4.750%	22,000	22,440

Ashtead Capital, Inc. Secured(b)
07/15/22	6.500%	9,000	9,540

Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	162,000	174,150

AutoNation, Inc.
02/01/20	5.500%	19,000	20,235

Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	97,000	110,459

B/E Aerospace, Inc. Senior Unsecured
04/01/22	5.250%	64,000	66,880

Ball Corp.
09/15/20	6.750%	94,000	103,165

Bank of America Corp. Senior Unsecured
05/13/21	5.000%	715,000	806,576

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Biomet, Inc.(b)
08/01/20	6.500%	46,000	47,495

Bristow Group, Inc.
10/15/22	6.250%	17,000	17,786

Brocade Communications Systems, Inc. Senior Secured
01/15/18	6.625%	94,000	97,525

Building Materials Corp. of America Senior Notes(b)
05/01/21	6.750%	46,000	50,140

Burlington Northern Santa Fe LLC Senior Unsecured
09/01/42	4.375%	465,000	504,728

CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured(b)
05/01/17	7.750%	65,000	69,225

CCO Holdings LLC/Capital Corp.
01/31/22	6.625%	41,000	44,485
09/30/22	5.250%	70,000	70,350

CHS/Community Health Systems, Inc.
11/15/19	8.000%	30,000	32,363
07/15/20	7.125%	15,000	15,863

Senior Secured
08/15/18	5.125%	43,000	44,613

CIT Group, Inc. Senior Unsecured
05/15/20	5.375%	65,000	69,387

CIT Group, Inc.(b) Senior Secured
04/01/18	6.625%	115,000	129,087

Senior Unsecured
02/15/19	5.500%	43,000	46,010

CMS Energy Corp. Senior Unsecured
12/15/15	6.875%	320,000	364,427

CNH Capital LLC(b)
11/01/16	6.250%	109,000	117,720

CONSOL Energy, Inc.
03/01/21	6.375%	25,000	24,875

CSC Holdings LLC Senior Unsecured(b)
11/15/21	6.750%	89,000	99,012

CSX Corp. Senior Unsecured
03/15/18	6.250%	1,400,000	1,723,837
03/15/44	4.100%	30,000	30,401

Calpine Corp. Senior Secured(b)
02/15/21	7.500%	86,000	93,955

Cardtronics, Inc.
09/01/18	8.250%	190,000	212,800

Carolina Power & Light Co. 1st Mortgage
05/15/42	4.100%	100,000	107,448

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Carrizo Oil & Gas, Inc.
10/15/18	8.625%		40,000	43,100

Case New Holland, Inc.
12/01/17	7.875%		65,000	76,375

Celanese U.S. Holdings LLC
06/15/21	5.875%		69,000	76,849

Cequel Communications Escrow 1 LLC/Capital Corp. Senior Unsecured(b)
09/15/20	6.375%		24,000	24,300

Chaparral Energy, Inc.(b)
11/15/22	7.625%		22,000	23,375

Chesapeake Energy Corp.
08/15/20	6.625%		97,000	101,365

Choice Hotels International, Inc.
07/01/22	5.750%		14,000	15,330

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/21	8.250%		26,000	27,788

Cimarex Energy Co.
05/01/22	5.875%		74,000	78,625

Citigroup, Inc. Senior Unsecured
08/02/19	5.000%	EUR	195,000	288,801

Clean Harbors, Inc.(b)
08/01/20	5.250%		33,000	33,825

Cleveland Electric Illuminating Co. (The) 1st Mortgage
11/15/18	8.875%		750,000	1,005,286

Clorox Co. (The) Senior Unsecured
09/15/22	3.050%		265,000	274,261

Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%		1,920,000	2,227,542

Columbus McKinnon Corp.
02/01/19	7.875%		55,000	58,987

Comcast Corp.
08/15/37	6.950%		370,000	513,988

Comstock Resources, Inc.
06/15/20	9.500%		67,000	71,690

ConAgra Foods, Inc. Senior Unsecured
09/15/22	3.250%		250,000	255,595

Concho Resources, Inc.
01/15/21	7.000%		109,000	120,990

Continental Resources, Inc.
10/01/20	7.375%		10,000	11,250
04/01/21	7.125%		29,000	32,625
09/15/22	5.000%		82,000	86,305

Continental Resources, Inc.(b)
09/15/22	5.000%		57,000	60,135

Cott Beverages, Inc.
09/01/18	8.125%		34,000	37,740

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Crown Americas LLC/Capital Corp. III
02/01/21	6.250%	100,000	110,375

Crown Castle International Corp. Senior Unsecured(b)
01/15/23	5.250%	9,000	9,315

DISH DBS Corp.
06/01/21	6.750%	93,000	103,579
07/15/22	5.875%	22,000	23,100

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	31,000	32,395

Delphi Corp.
05/15/19	5.875%	44,000	47,025
05/15/21	6.125%	43,000	47,515

Dollar General Corp.
07/15/17	4.125%	85,000	88,825

Duke Energy Corp. Senior Unsecured
06/15/18	6.250%	455,000	559,452

EP Energy LLC/Everest Acquisition Finance, Inc.(b)
09/01/22	7.750%	6,000	6,210

EP Energy LLC/Finance, Inc.(b)
Senior Secured
05/01/19	6.875%	44,000	47,520

Senior Unsecured
05/01/20	9.375%	28,000	30,940

ERAC U.S.A. Finance LLC(b)
03/15/42	5.625%	880,000	1,003,640

El Paso LLC Senior Unsecured
09/15/20	6.500%	168,000	187,824
01/15/32	7.750%	10,000	11,934

Embarq Corp. Senior Unsecured
06/01/36	7.995%	1,200,000	1,295,338

Enterprise Products Operating LLC
02/15/42	5.700%	385,000	465,175

Equinix, Inc. Senior Unsecured
07/15/21	7.000%	120,000	133,200

First Data Corp. Senior Secured(b)
06/15/19	7.375%	93,000	95,557

Fresenius Medical Care U.S. Finance II, Inc.(b)
01/31/22	5.875%	20,000	21,275

Fresenius Medical Care U.S. Finance, Inc.(b)
09/15/18	6.500%	16,000	17,920

Frontier Communications Corp. Senior Unsecured
04/15/20	8.500%	10,000	11,550
04/15/22	8.750%	27,000	31,118
01/15/23	7.125%	37,000	39,405

General Electric Capital Corp. Senior Unsecured
10/17/21	4.650%	1,100,000	1,244,658

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
General Electric Co. Senior Unsecured
10/09/42	4.125%		355,000	371,990

Goldman Sachs Group, Inc. (The) Senior Unsecured
05/02/18	6.375%	EUR	350,000	539,429
06/15/20	6.000%		680,000	798,356
01/24/22	5.750%		205,000	237,980

Graphic Packaging International, Inc.
10/01/18	7.875%		38,000	42,275

Greif, Inc. Senior Unsecured
02/01/17	6.750%		127,000	140,017

Grifols, Inc.
02/01/18	8.250%		41,000	45,510

H&E Equipment Services, Inc.(b)
09/01/22	7.000%		13,000	13,520

HCA, Inc. Senior Secured
09/15/20	7.250%		50,000	55,312
05/01/23	4.750%		15,000	15,000

HealthSouth Corp.
09/15/22	7.750%		57,000	62,415

Hertz Corp. (The)(b)
10/15/20	5.875%		7,000	7,070
10/15/22	6.250%		20,000	20,275

Hexion US Finance Corp. Senior Secured
04/15/20	6.625%		16,000	15,960

Hiland Partners LP/Finance Corp.(b)
10/01/20	7.250%		49,000	50,960

Hologic, Inc.(b)
08/01/20	6.250%		13,000	13,780

Huntington Ingalls Industries, Inc.
03/15/21	7.125%		77,000	82,775

Huntsman International LLC
03/15/21	8.625%		23,000	26,163

IMS Health, Inc. Senior Unsecured(b)
11/01/20	6.000%		20,000	20,350

Indiana Michigan Power Co. Senior Unsecured
03/15/37	6.050%		935,000	1,168,344

Interface, Inc.
12/01/18	7.625%		43,000	46,494

Interline Brands, Inc.
11/15/18	7.500%		129,000	139,320

International Lease Finance Corp. Senior Unsecured
04/01/19	5.875%		23,000	24,367
12/15/20	8.250%		65,000	76,619

Ipalco Enterprises, Inc. Senior Secured
05/01/18	5.000%		60,000	63,300

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
JM Huber Corp. Senior Notes(b)
11/01/19	9.875%		80,000	88,800

JMC Steel Group, Inc. Senior Notes(b)
03/15/18	8.250%		42,000	42,630

KB Home
03/15/20	8.000%		13,000	14,528
09/15/22	7.500%		11,000	11,908

Kinder Morgan Energy Partners LP Senior Unsecured
09/01/41	5.625%		975,000	1,144,621

Kraft Foods Group, Inc. Senior Unsecured(b)
06/04/42	5.000%		245,000	286,128

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%		55,000	59,400

Lamar Media Corp.
02/01/22	5.875%		63,000	66,780

Laredo Petroleum, Inc.
05/01/22	7.375%		20,000	21,800

Lear Corp.
03/15/18	7.875%		89,000	97,010

Lender Processing Services, Inc.
04/15/23	5.750%		23,000	24,323

Level 3 Financing, Inc.
04/01/19	9.375%		52,000	57,980

Libbey Glass, Inc. Senior Secured(b)
05/15/20	6.875%		27,000	29,025

Liberty Mutual Group, Inc.(b)
05/01/22	4.950%		355,000	387,682

Limited Brands, Inc.
04/01/21	6.625%		65,000	74,344

MGM Resorts International Senior Secured
03/15/20	9.000%		21,000	23,468

MGM Resorts International(b)
10/01/20	6.750%		5,000	4,963

Manitowoc Co., Inc. (The)
11/01/20	8.500%		30,000	33,675

Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%		395,000	511,043

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%		113,000	122,605
02/15/23	5.500%		39,000	40,950

Meritage Homes Corp.
04/01/22	7.000%		22,000	23,760

Morgan Stanley Senior Unsecured
10/02/17	5.500%	EUR	395,000	573,456

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mylan, Inc.(b)
11/15/18	6.000%	80,000	85,200

NBCUniversal Media, Inc. Senior Unsecured
01/15/23	2.875%	225,000	226,769

National CineMedia LLC Senior Unsecured
07/15/21	7.875%	97,000	105,972

National CineMedia LLC(b) Senior Secured
04/15/22	6.000%	68,000	71,740

Neuberger Berman Group LLC/Finance Corp. Senior Unsecured(b)
03/15/22	5.875%	25,000	26,688

Nevada Power Co.
05/15/18	6.500%	365,000	460,027

Newfield Exploration Co. Senior Unsecured
07/01/24	5.625%	40,000	42,700

News America, Inc.
02/15/41	6.150%	840,000	1,087,204

NiSource Finance Corp.
09/15/17	5.250%	2,000,000	2,321,809
09/15/20	5.450%	270,000	320,666

Nielsen Finance LLC/Co.(b)
10/01/20	4.500%	51,000	50,617

Northwest Pipeline GP Senior Unsecured
04/15/17	5.950%	460,000	536,480

Nuance Communications, Inc.(b)
08/15/20	5.375%	54,000	55,080

Oasis Petroleum, Inc.
01/15/23	6.875%	51,000	54,060

Omnicare, Inc.
06/01/20	7.750%	99,000	108,900

Oshkosh Corp.
03/01/17	8.250%	146,000	158,957

Pacific Gas & Electric Co. Senior Unsecured
10/01/20	3.500%	305,000	339,808

Peabody Energy Corp.
11/15/18	6.000%	120,000	124,500

Penn National Gaming, Inc. Senior Subordinated Notes
08/15/19	8.750%	43,000	48,052

Penske Automotive Group, Inc.(b)
10/01/22	5.750%	11,000	11,206

Phillips 66(b)
05/01/17	2.950%	85,000	90,655

Physio-Control International, Inc. Senior Secured(b)
01/15/19	9.875%	62,000	67,890

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plains Exploration & Production Co.
11/15/20	6.500%	61,000	61,000
02/15/23	6.875%	116,000	115,855

Polypore International, Inc.
11/15/17	7.500%	70,000	75,600

Prudential Financial, Inc. Senior Unsecured
05/12/41	5.625%	115,000	136,000

QEP Resources, Inc. Senior Unsecured
10/01/22	5.375%	57,000	59,636
05/01/23	5.250%	40,000	41,700

QVC, Inc. Senior Secured(b)
07/02/22	5.125%	7,000	7,319

Rain CII Carbon LLC/Corp. Senior Secured(b)
12/01/18	8.000%	69,000	71,587

Range Resources Corp.
05/15/19	8.000%	45,000	49,725

Reed Elsevier Capital, Inc.(b)
10/15/22	3.125%	570,000	576,780

Regency Energy Partners LP/Corp.
04/15/23	5.500%	17,000	17,680

Regency Energy Partners LP/Finance Corp.
07/15/21	6.500%	94,000	101,990

Reynolds Group Issuer, Inc./LLC Senior Secured
08/15/19	7.875%	83,000	90,055

Reynolds Group Issuer, Inc./LLC(b) Senior Secured
10/15/20	5.750%	30,000	30,300

Rockwood Specialties Group, Inc.
10/15/20	4.625%	59,000	60,770

SBA Telecommunications, Inc.
08/15/19	8.250%	20,000	22,350

SBA Telecommunications, Inc.(b)
07/15/20	5.750%	23,000	23,920

SM Energy Co. Senior Unsecured
11/15/21	6.500%	68,000	71,570

SPL Logistics Escrow LLC/Finance Corp. Senior Secured(b)
08/01/20	8.875%	73,000	77,562

STHI Holding Corp. Secured(b)
03/15/18	8.000%	51,000	54,570

Sally Holdings LLC/Capital, Inc.
11/15/19	6.875%	21,000	23,284
06/01/22	5.750%	3,000	3,206

Sealed Air Corp.(b)
09/15/21	8.375%	9,000	9,900

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Shearer’s Escrow Corp. Senior Secured(b)
11/01/19	9.000%	24,000	24,630

Sonic Automotive, Inc.(b)
07/15/22	7.000%	10,000	10,713

Southern Natural Gas Co. LLC Senior Unsecured(b)
04/01/17	5.900%	2,131,000	2,497,937

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	138,000	140,587

Spectrum Brands, Inc. Senior Secured
06/15/18	9.500%	41,000	46,022

Spectrum Brands, Inc.(b)
03/15/20	6.750%	18,000	18,383

Sprint Nextel Corp. Senior Unsecured
08/15/20	7.000%	26,000	28,535

Sprint Nextel Corp.(b)
11/15/18	9.000%	115,000	142,025
03/01/20	7.000%	35,000	40,600

Starz LLC/Finance Corp. Senior Notes(b)
09/15/19	5.000%	18,000	18,405

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	53,000	59,890

Tampa Electric Co. Senior Unsecured
06/15/42	4.100%	100,000	110,728

Taylor Morrison Communities, Inc./Monarch, Inc.(b)
04/15/20	7.750%	93,000	99,045

Tenet Healthcare Corp. Senior Secured(b)
06/01/20	4.750%	31,000	30,729

Terex Corp.
04/01/20	6.500%	38,000	39,900

Tesoro Logistics LP/Finance Corp. Senior Notes(b)
10/01/20	5.875%	25,000	25,875

Time Warner Cable, Inc.
07/01/18	6.750%	445,000	563,340
02/01/20	5.000%	465,000	547,731

Time Warner, Inc.
03/29/41	6.250%	250,000	323,880

Toledo Edison Co. (The) Senior Secured
05/15/37	6.150%	1,600,000	2,079,507

Tomkins LLC/Inc. Secured
10/01/18	9.000%	52,000	58,240

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
TransDigm, Inc. Senior Subordinated Notes(b)
10/15/20	5.500%		26,000	26,325

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%		3,255,000	3,798,588

UR Merger Sub Corp.(b)
05/15/20	7.375%		41,000	44,280
04/15/22	7.625%		103,000	112,785

Secured
07/15/18	5.750%		49,000	52,552

Union Pacific Corp. Senior Unsecured
06/15/42	4.300%		220,000	242,813

United Rentals, Inc.
06/15/23	6.125%		4,000	4,050

United States Cellular Corp. Senior Unsecured
12/15/33	6.700%		165,000	172,950

UnitedHealth Group, Inc. Senior Unsecured
10/15/42	3.950%		85,000	86,128

Universal Hospital Services, Inc. Secured(b)
08/15/20	7.625%		11,000	11,413

Univision Communications, Inc.(b) Senior Secured
05/15/19	6.875%		37,000	37,833
09/15/22	6.750%		18,000	18,000

VPI Escrow Corp.(b)
10/15/20	6.375%		29,000	30,523

Vail Resorts, Inc.
05/01/19	6.500%		86,000	93,310

Valeant Pharmaceuticals International Senior Notes(b)
10/15/20	6.375%		6,000	6,315

Verizon New York, Inc. Senior Unsecured
04/01/32	7.375%		165,000	222,467

Visteon Corp.
04/15/19	6.750%		93,000	95,674

Wells Fargo & Co. Senior Unsecured
11/03/16	4.125%	EUR	330,000	478,470

Whiting Petroleum Corp.
10/01/18	6.500%		5,000	5,394

Windstream Corp.
03/15/19	7.000%		40,000	40,950
10/15/20	7.750%		45,000	48,487

Zayo Group LLC/Capital, Inc. Senior Secured
01/01/20	8.125%		119,000	130,305

tw telecom Holdings, Inc.(b)
10/01/22	5.375%		14,000	14,385

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
tw telecom holdings, inc.
03/01/18	8.000%	106,000	116,600

Total			46,629,606

Total Corporate Bonds & Notes
(Cost: $49,773,915)			55,297,066

Residential Mortgage-Backed Securities — Agency 6.5%
United States 6.5%
Federal Home Loan Mortgage Corp.(c)
04/01/42 - 05/01/42	3.500%	5,280,666	5,669,515
10/01/18	5.000%	203,063	223,218
09/01/17 - 08/01/33	6.500%	160,706	180,292

Federal National Mortgage Association(c)
06/01/27	2.500%	2,539,448	2,666,413
08/01/18 - 09/01/40	4.500%	783,153	856,306
12/01/18 - 06/01/33	5.000%	1,758,768	1,961,087
11/01/18 - 06/01/33	5.500%	1,072,164	1,204,261
03/01/17 - 04/01/33	6.000%	437,624	489,264
04/01/17 - 09/01/32	6.500%	672,139	769,401
05/01/32 - 06/01/32	7.000%	551,310	655,708
05/01/32 - 11/01/32	7.500%	363,210	445,776

Federal National Mortgage Association(c)(d)
01/01/37	5.500%	696,942	790,772
11/01/33	6.500%	201,601	231,714

Government National Mortgage Association(c)
10/15/33	5.500%	491,077	559,513

Total			16,703,240

Total Residential Mortgage-Backed Securities — Agency
(Cost: $15,673,618)			16,703,240

Residential Mortgage-Backed Securities — Non-Agency 0.2%
United States 0.2%
Harborview Mortgage Loan Trust CMO Series 2004-1 Class 4A(c)(e)
04/19/34	4.663%	505,558	480,106

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $454,986)			480,106

Commercial Mortgage-Backed Securities — Agency 0.1%
United States 0.1%
Federal National Mortgage Association(c)
09/01/13	5.720%	272,316	279,501

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $273,393)			279,501

Commercial Mortgage-Backed Securities — Non-Agency 2.0%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
United States 2.0%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4(c)
12/11/49	5.322%		250,000	287,623

Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2 Class A1(c)
05/15/36	3.819%		243,317	248,403

General Electric Capital Assurance Co. Series 2003-1 Class A4(b)(c)(e)
05/12/35	5.254%		179,332	189,777

Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4(c)
03/10/39	5.444%		800,000	921,554

JPMorgan Chase Commercial Mortgage Securities Corp.(c) Series 2003-LN1 Class A1
10/15/37	4.134%		25,441	25,671

JPMorgan Chase Commercial Mortgage Securities Corp.(c)(e) Series 2005-LDP3 Class ASB
08/15/42	4.893%		599,716	629,706

LB-UBS Commercial Mortgage Trust(c) Series 2004-C2 Class A3
03/15/29	3.973%		247,398	250,462

LB-UBS Commercial Mortgage Trust(c)(e) Series 2007-C7 Class A3
09/15/45	5.866%		835,000	1,004,785

Morgan Stanley Capital I, Inc. Series 2011-C1 Class A4(b)(c)(e)
09/15/47	5.033%		750,000	891,403

S2 Hospitality LLC Series 2012-LV1 Class A(b)(c)
04/15/25	4.500%		322,464	323,953

Wachovia Bank Commercial Mortgage Trust Series 2006-C27 Class APB(c)
07/15/45	5.727%		359,301	361,063

Total				5,134,400

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $4,623,907)				5,134,400

Asset-Backed Securities — Non-Agency(a) 0.3%
Denmark 0.1%
Nykredit Realkredit A/S Mortgage
04/01/28	5.000%	DKK	1,973,488	365,802

United States 0.2%
GTP Towers Issuer LLC(b)
02/15/15	4.436%		450,000	466,832

Total Asset-Backed Securities — Non-Agency
(Cost: $819,712)				832,634

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Inflation-Indexed Bonds(a) 0.9%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Japan 0.9%
Japanese Government CPI-Linked Bond Senior Unsecured
03/10/18	1.400%	JPY	167,620,000	2,317,032

Total Inflation-Indexed Bonds
(Cost: $1,551,640)				2,317,032

U.S. Treasury Obligations 4.5%
United States 4.5%
U.S. Treasury
03/15/14	1.250%		235,000	238,195
03/31/17	1.000%		4,785,000	4,863,129
02/15/22	2.000%		1,250,000	1,294,434
08/15/22	1.625%		415,000	412,730
11/15/41	3.125%		3,295,000	3,496,819
02/15/42	3.125%		325,000	344,500
05/15/42	3.000%		795,000	821,210

Total				11,471,017

Total U.S. Treasury Obligations
(Cost: $11,153,573)				11,471,017

Foreign Government Obligations(a) 54.3%
Argentina 0.2%
Argentina Bonar Bonds Senior Unsecured
09/12/13	7.000%		383,000	356,190
04/17/17	7.000%		194,000	143,560

Total				499,750

Belgium 0.4%
Belgium Government Bond
03/28/14	4.000%	EUR	750,000	1,023,712

Brazil 2.4%
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured(b)
06/10/19	6.500%		210,000	260,521

Brazil Notas do Tesouro Nacional
01/01/13	10.000%	BRL	5,870,000	2,998,083
01/01/17	10.000%	BRL	3,908,000	2,086,176

Brazilian Government International Bond Senior Unsecured
01/07/41	5.625%		270,000	346,275

Petrobras International Finance Co.
01/27/21	5.375%		420,000	474,946

Total				6,166,001

Canada 5.9%
Bank of Montreal(b)
10/31/14	1.300%		830,000	843,904
01/30/17	1.950%		810,000	847,098

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Bank of Nova Scotia(b)
01/30/17	1.950%		3,000,000	3,137,400

Canadian Government Bond
06/01/18	4.250%	CAD	180,000	207,623
06/01/19	3.750%	CAD	1,195,000	1,363,108

National Bank of Canada(b)
10/19/16	2.200%		1,000,000	1,054,700

Province of British Columbia
06/18/14	5.300%	CAD	1,070,000	1,141,715

Province of Ontario
03/08/14	5.000%	CAD	1,490,000	1,567,398

Senior Unsecured
05/26/15	0.950%		1,160,000	1,171,486

Province of Quebec
12/01/17	4.500%	CAD	1,628,000	1,828,576

Toronto-Dominion Bank (The)(b)
09/14/16	1.625%		1,878,000	1,939,411

Total				15,102,419

Colombia 0.5%
Colombia Government International Bond Senior Unsecured
01/18/41	6.125%		235,000	321,289

Corp. Andina De Fomento
06/15/22	4.375%		932,000	1,013,435

Total				1,334,724

Czech Republic 0.1%
Czech Republic Government Bond
06/16/13	3.700%	CZK	7,230,000	381,317

Denmark 0.2%
Nordea Kredit Realkreditaktieselsk
01/01/13	2.000%	DKK	3,000,000	523,107

Finland 0.8%
Finland Government Bond Senior Unsecured
04/15/21	3.500%	EUR	1,380,000	2,063,786

France 5.0%
Cie de Financement Foncier SA(b)
09/16/15	2.500%		600,000	623,214

Electricite de France SA Senior Unsecured
02/05/18	5.000%	EUR	350,000	533,492

France Government Bond OAT
04/25/13	4.000%	EUR	3,620,000	4,779,108
10/25/16	5.000%	EUR	1,305,000	1,976,116
10/25/17	4.250%	EUR	1,500,000	2,248,106
10/25/19	3.750%	EUR	975,000	1,444,082
10/25/21	3.250%	EUR	630,000	897,366

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
French Treasury Note BTAN
01/12/14	2.500%	EUR	300,000	399,955

Total				12,901,439

Germany 6.9%
Bayerische Landesbank Senior Unsecured
04/22/13	1.400%	JPY	82,000,000	1,031,315

Bundesrepublik Deutschland
07/04/14	4.250%	EUR	1,615,000	2,240,020
01/04/15	3.750%	EUR	900,000	1,260,149
07/04/19	3.500%	EUR	1,390,000	2,109,099
07/04/27	6.500%	EUR	2,045,000	4,198,645
07/04/28	4.750%	EUR	1,035,000	1,829,357
07/04/34	4.750%	EUR	2,090,000	3,883,012
07/04/44	2.500%	EUR	840,000	1,131,924

Total				17,683,521

Greece —%
Hellenic Republic Government Bond Senior Unsecured(e)
10/15/42	0.000%	EUR	488,200	3,955

Indonesia 1.8%
Indonesia Government International Bond(b) Senior Unsecured
01/17/18	6.875%		500,000	610,000
10/12/35	8.500%		190,000	304,475
01/17/38	7.750%		140,000	211,925

Indonesia Treasury Bond Senior Unsecured
05/15/16	10.750%	IDR	3,620,000,000	440,911
11/15/20	11.000%	IDR	10,840,000,000	1,511,124
07/15/22	10.250%	IDR	10,594,000,000	1,455,385

Total				4,533,820

Italy —%
Italy Buoni Poliennali Del Tesoro
11/01/26	7.250%	EUR	283	439

Japan 9.5%
Japan Government 10-Year Bond Senior Unsecured
12/20/12	1.000%	JPY	130,000,000	1,630,293
09/20/17	1.700%	JPY	392,000,000	5,268,872

Japan Government 20-Year Bond Senior Unsecured
03/20/20	2.400%	JPY	111,000,000	1,584,516
12/20/22	1.400%	JPY	424,000,000	5,629,433
12/20/26	2.100%	JPY	390,500,000	5,440,908
09/20/29	2.100%	JPY	146,000,000	1,990,882

Japan Government 30-Year Bond Senior Unsecured
12/20/34	2.400%	JPY	144,000,000	2,007,518

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
03/20/39	2.300%	JPY	64,500,000	878,973

Total				24,431,395

Kazakhstan 0.1%
KazMunayGas National Co. Senior Unsecured(b)
07/02/18	9.125%		250,000	325,850

Lithuania 0.1%
Lithuania Government International Bond Senior Unsecured(b)
09/14/17	5.125%		210,000	236,372

Malaysia 0.7%
Petronas Capital Ltd.(b)
08/12/19	5.250%		1,620,000	1,934,988

Mexico 1.8%
Mexican Bonos
12/19/13	8.000%	MXN	2,007,600	1,586,797
12/17/15	8.000%	MXN	2,668,260	2,208,819

Mexican Government International Bond Senior Unsecured
09/27/34	6.750%		270,000	382,050

Petroleos Mexicanos
01/24/22	4.875%		500,000	560,000

Total				4,737,666

Netherlands 5.0%
Bank Nederlandse Gemeenten Senior Unsecured(b)
03/23/15	1.375%		960,000	975,456

Netherlands Government Bond(b)
07/15/13	4.250%	EUR	1,505,000	2,007,952
07/15/16	4.000%	EUR	2,030,000	2,970,606
07/15/20	3.500%	EUR	4,585,000	6,849,248

Total				12,803,262

New Zealand 0.9%
New Zealand Government Bond Senior Unsecured
04/15/13	6.500%	NZD	2,900,000	2,427,985

Norway 1.1%
Norway Government Bond
05/15/13	6.500%	NOK	12,230,000	2,197,766
05/19/17	4.250%	NOK	3,900,000	764,349

Total				2,962,115

Peru 0.1%
Peruvian Government International Bond Senior Unsecured
07/21/25	7.350%		150,000	218,250

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Philippines 0.1%
Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)
05/27/19	7.250%		290,000	376,275

Poland 1.5%
Poland Government Bond
04/25/13	5.250%	PLN	3,590,000	1,130,080
10/25/17	5.250%	PLN	8,585,000	2,823,707

Total				3,953,787

Russian Federation 0.7%
AK Transneft OJSC Via TransCapitalInvest Ltd.(b)
08/07/18	8.700%		100,000	129,092

Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured
11/22/16	6.212%		100,000	110,880
08/16/37	7.288%		230,000	297,850

Russian Foreign Bond — Eurobond Senior Unsecured(b)
03/31/30	7.500%		1,081,125	1,369,029

Total				1,906,851

South Africa 0.5%
South Africa Government Bond Senior Unsecured
12/21/14	8.750%	ZAR	9,575,000	1,187,468

South Korea 0.6%
Export-Import Bank of Korea Senior Unsecured
01/21/14	8.125%		360,000	389,459
01/14/15	5.875%		450,000	494,143
04/11/22	5.000%		500,000	588,997

Total				1,472,599

Sweden 1.3%
Nordea Hypotek AB
06/19/13	4.250%	SEK	7,300,000	1,123,435

Sweden Government Bond
08/12/17	3.750%	SEK	6,330,000	1,074,484
06/01/22	3.500%	SEK	5,800,000	1,026,877

Total				3,224,796

Turkey 0.3%
Turkey Government International Bond Senior Unsecured
03/17/36	6.875%		540,000	694,872

United Kingdom 4.7%
United Kingdom Gilt
09/07/16	4.000%	GBP	1,070,000	1,955,984

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
03/07/19	4.500%	GBP	820,000	1,599,521
09/07/21	3.750%	GBP	190,000	360,349
03/07/25	5.000%	GBP	500,000	1,064,445
12/07/27	4.250%	GBP	940,000	1,876,587
03/07/36	4.250%	GBP	665,000	1,314,514
12/07/38	4.750%	GBP	795,000	1,694,315
12/07/40	4.250%	GBP	630,000	1,242,601
12/07/49	4.250%	GBP	555,000	1,097,542

Total				12,205,858

Uruguay 0.2%
Uruguay Government International Bond Senior Unsecured
03/21/36	7.625%		275,000	426,938

Venezuela 0.9%
Petroleos de Venezuela SA
04/12/17	5.250%		1,190,000	940,100

Venezuela Government International Bond Senior Unsecured
02/26/16	5.750%		620,000	571,950
05/07/23	9.000%		931,000	816,952

Total				2,329,002

Total Foreign Government Obligations
(Cost: $127,551,800)				140,074,319

Senior Loans 0.2%
Borrower	Weighted Average Coupon	Principal Amount ($)		Value ($)
Australia —%
FMG Resources August 2006 Proprietary Ltd. Term Loan(e)(f)(g)
10/18/17	5.750%		68,000	67,626

Germany —%
Schaeffler AG Tranche C2 Term Loan(e)(f)
01/27/17	6.000%		29,000	29,285

United States 0.2%
Asurion LLC 1st Lien Term Loan(e)(f)
05/24/18	5.500%		5,000	5,031

Blue Coat Systems 1st Lien Term Loan(e)(f)(g)
02/15/18	5.750%		15,000	15,038

Candy Intermediate Holdings, Inc. Term Loan(e)(f)
06/18/18	7.509%		16,957	17,074

ConvaTec, Inc. Term Loan(e)(f)(g)
12/22/16	5.000%		6,000	6,023

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(e)(f)
09/16/19	7.500%	24,704	24,982

Lonestar Intermediate Super Holdings LLC Term Loan(e)(f)
09/02/19	11.000%	95,000	100,937

New Breed Logistics, Inc. Term Loan(e)(f)
10/01/19	6.000%	86,000	85,355

Serta Simmons Holdings LLC Tranche B Term Loan(e)(f)(g)
10/01/19	5.000%	65,000	64,930

West Corp. Tranche B6 Term Loan(e)(f)
06/30/18	5.750%	35,910	36,404

WideOpenWest Finance LLC Term Loan(e)(f)
07/17/18	6.250%	12,968	13,073

Total			368,847

Total Senior Loans
(Cost: $452,035)			465,758

Treasury Bills(a) 1.0%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Australia 1.0%
Australia Treasury Bills
02/08/13	2.960%	AUD	2,605,000	2,682,391

Total Treasury Bills
(Cost: $2,676,857)				2,682,391

Money Market Funds 5.3%
		Shares		Value ($)
Columbia Short-Term Cash Fund,
0.149%(h)(i)			13,776,932	13,776,932

Total Money Market Funds
(Cost: $13,776,932)				13,776,932

Total Investments
(Cost: $228,782,368)				249,514,396

Other Assets & Liabilities, Net				8,394,027

Net Assets				257,908,423

At October 31, 2012, $847,494 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Futures Contracts Outstanding at October 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Australian Government Bond, 10-year	(148)	(14,895,328)	December 2012	—	(135,915)

Euro-Bund, 10-year	101	18,547,483	December 2012	159,365	—

Japanese Government Bond, 10-year	3	5,420,894	December 2012	11,880	—

U.S. Treasury Note, 5-year	(78)	(9,691,500)	December 2012	—	(17,133)

U.S. Treasury Note, 10-year	(136)	(18,092,250)	December 2012	28,898	—

U.S. Treasury Ultra Bond, 30-year	(2)	(330,187)	December 2012	4,012	—

Total				204,155	(153,048)

Forward Foreign Currency Exchange Contracts Open at October 31, 2012

Counterparty	Exchange Date	Currency to be Delivered			Currency to be Received			Unrealized Appreciation ($)	Unrealized Depreciation ($)
HSBC Securities (USA), Inc.	November 13, 2012	1,951,319	(USD	)	1,916,000	(CAD	)	—	(33,371)

J.P. Morgan Securities, Inc.	November 19, 2012	12,449,291	(USD	)	976,317,000	(JPY	)	—	(217,646)

J.P. Morgan Securities, Inc.	November 19, 2012	1,507,190	(USD	)	1,850,000	(SGD	)	9,424	—

UBS Securities	November 27, 2012	450,677	(USD	)	279,000	(GBP	)	—	(480)

UBS Securities	November 29, 2012	2,776,000	(NZD	)	2,264,522	(USD	)	—	(14,414)

Deutsche Bank	December 3, 2012	2,092,461	(USD	)	6,400,000	(MYR	)	3,556	—

Citigroup Global Markets, Inc.	December 4, 2012	7,101,000	(BRL	)	3,481,394	(USD	)	661	—

State Street Bank & Trust Co.	December 4, 2012	2,153,000	(EUR	)	2,783,506	(USD	)	—	(7,929)

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Counterparty	Exchange Date	Currency to be Delivered			Currency to be Received			Unrealized Appreciation ($)	Unrealized Depreciation ($)
J.P. Morgan Securities, Inc.	December 5, 2012	4,540,000	(PLN	)	1,405,051	(USD	)	—	(11,324)

HSBC Securities (USA), Inc.	December 5, 2012	1,342,493	(USD	)	1,300,000	(AUD	)	3,332	—

UBS Securities	December 6, 2012	17,000,000	(MXN	)	1,298,082	(USD	)	4,281	—

Deutsche Bank	December 7, 2012	20,095,000	(ILS	)	5,156,928	(USD	)	—	(9,403)

Standard Chartered Bank	December 7, 2012	6,294,000	(SGD	)	5,161,767	(USD	)	2,073	—

Morgan Stanley	December 7, 2012	75,426,000	(TWD	)	2,583,967	(USD	)	2,086	—

Citigroup Global Markets, Inc.	December 7, 2012	5,091,427	(USD	)	276,159,000	(INR	)	5,854	—

Citigroup Global Markets, Inc.	December 7, 2012	2,607,264	(USD	)	2,850,000,000	(KRW	)	777	—

J.P. Morgan Securities, Inc.	December 7, 2012	2,574,632	(USD	)	8,218,000	(PLN	)	—	(11,402)

Barclays Bank PLC	December 7, 2012	5,124,173	(USD	)	161,806,000	(RUB	)	2,442	—

Standard Chartered Bank	December 12, 2012	692,000	(AUD	)	714,075	(USD	)	—	(1,898)

Standard Chartered Bank	December 12, 2012	430,000	(CAD	)	429,699	(USD	)	—	(467)

HSBC Securities (USA), Inc.	December 12, 2012	16,320,000	(CHF	)	17,426,867	(USD	)	—	(108,322)

Standard Chartered Bank	December 12, 2012	3,358,000	(CHF	)	3,586,553	(USD	)	—	(21,484)

Goldman, Sachs & Co.	December 12, 2012	22,503,000	(EUR	)	29,037,309	(USD	)	—	(141,439)

Standard Chartered Bank	December 12, 2012	2,000,000	(EUR	)	2,581,460	(USD	)	—	(11,861)

Standard Chartered Bank	December 12, 2012	805,000	(GBP	)	1,291,051	(USD	)	—	(7,846)

Standard Chartered Bank	December 12, 2012	285,030,000	(JPY	)	3,581,228	(USD	)	9,365	—

State Street Bank & Trust Co.	December 12, 2012	924,400,000	(JPY	)	11,613,795	(USD	)	29,641	—

Standard Chartered Bank	December 12, 2012	4,140,000	(NOK	)	716,351	(USD	)	—	(8,731)

Standard Chartered Bank	December 12, 2012	874,000	(NZD	)	715,369	(USD	)	—	(1,489)

Standard Chartered Bank	December 12, 2012	4,788,000	(SEK	)	716,283	(USD	)	—	(4,704)

Morgan Stanley	December 12, 2012	11,570,583	(USD	)	11,213,000	(AUD	)	30,869	—

Credit Suisse	December 12, 2012	29,013,317	(USD	)	29,030,000	(CAD	)	27,915	—

UBS Securities	December 12, 2012	17,408,268	(USD	)	100,613,000	(NOK	)	213,143	—

Total								345,419	(614,210)

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $39,398,522 or 15.28% of net assets.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	At October 31, 2012, investments in securities included securities valued at $248,926 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(e)	Variable rate security. The interest rate shown reflects the rate as of October 31, 2012.

(f)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of October 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(g)	Represents a security purchased on a when-issued or delayed delivery basis.

(h)	The rate shown is the seven-day current annualized yield at October 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Notes to Portfolio of Investments (continued)

(i)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	14,432,698	85,716,320	(86,372,086)	13,776,932	25,344	13,776,932

Abbreviation Legend

CMO	Collateralized Mortgage Obligation

Currency Legend

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

ILS	Israeli Shekel

INR	Indian Rupee

JPY	Japanese Yen

KRW	Korean Won

MXN	Mexican Peso

MYR	Malaysia Ringgits

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

RUB	Russian Rouble

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	Taiwan Dollar

USD	US Dollar

ZAR	South African Rand

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	55,297,066	—	55,297,066

Residential Mortgage-Backed Securities — Agency	—	16,703,240	—	16,703,240

Residential Mortgage-Backed Securities — Non-Agency	—	480,106	—	480,106

Commercial Mortgage-Backed Securities — Agency	—	279,501	—	279,501

Commercial Mortgage-Backed Securities — Non-Agency	—	5,134,400	—	5,134,400

Asset-Backed Securities — Non-Agency	—	832,634	—	832,634

Inflation-Indexed Bonds	—	2,317,032	—	2,317,032

U.S. Treasury Obligations	11,471,017	—	—	11,471,017

Foreign Government Obligations	—	140,074,319	—	140,074,319

Total Bonds	11,471,017	221,118,298	—	232,589,315

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities

Treasury Bills	—	2,682,391	—	2,682,391

Total Short-Term Securities	—	2,682,391	—	2,682,391

Other

Senior Loans	—	465,758	—	465,758

Money Market Funds	13,776,932	—	—	13,776,932

Total Other	13,776,932	465,758	—	14,242,690

Investments in Securities	25,247,949	224,266,447	—	249,514,396

Derivatives

Assets

Futures Contracts	204,155	—	—	204,155

Forward Foreign Currency Exchange Contracts	—	345,419	—	345,419

Liabilities

Futures Contracts	(153,048)	—	—	(153,048)

Forward Foreign Currency Exchange Contracts	—	(614,210)	—	(614,210)

Total	25,299,056	223,997,656	—	249,296,712

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Corporate Bonds & Notes ($)
Balance as of October 31, 2011	1,368,098

Accrued discounts/premiums	19,434

Realized gain (loss)	120,661

Change in unrealized appreciation (depreciation)(a)	(158,544)

Sales	(1,349,649)

Purchases	—

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of October 31, 2012	—

(a)	Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2012 was $0.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Global Bond Fund

Statement of Assets and Liabilities

October 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $215,005,436)	$235,737,464

Affiliated issuers (identified cost $13,776,932)	13,776,932

Total investments (identified cost $228,782,368)	249,514,396

Cash	744

Foreign currency (identified cost $5,933,822)	6,062,972

Margin deposits on futures contracts	847,494

Unrealized appreciation on forward foreign currency exchange contracts	345,419

Receivable for:

Investments sold	174,247

Capital shares sold	667,341

Dividends	1,628

Interest	2,381,986

Reclaims	125,861

Expense reimbursement due from Investment Manager	7,992

Prepaid expenses	3,544

Total assets	260,133,624

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	614,210

Payable for:

Investments purchased	325,700

Investments purchased on a delayed delivery basis	152,580

Capital shares purchased	729,227

Variation margin on futures contracts	73,270

Investment management fees	20,053

Distribution fees	10,172

Foreign capital gains taxes deferred	128,051

Transfer agent fees	51,015

Administration fees	2,814

Plan administration fees	14

Compensation of board members	22,125

Other expenses	95,970

Total liabilities	2,225,201

Net assets applicable to outstanding capital stock	$257,908,423

Represented by

Paid-in capital	$232,810,641

Undistributed net investment income	5,390,605

Accumulated net realized loss	(829,807)

Unrealized appreciation (depreciation) on:

Investments	20,732,028

Foreign currency translations	150,691

Forward foreign currency exchange contracts	(268,791)

Futures contracts	51,107

Foreign capital gains tax	(128,051)

Total — representing net assets applicable to outstanding capital stock	$257,908,423

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Global Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A

Net assets	$209,872,740

Shares outstanding	29,059,537

Net asset value per share	$7.22

Maximum offering price per share(a)	$7.58

Class B

Net assets	$5,819,358

Shares outstanding	799,748

Net asset value per share	$7.28

Class C

Net assets	$8,481,266

Shares outstanding	1,179,047

Net asset value per share	$7.19

Class I

Net assets	$10,399

Shares outstanding	1,447

Net asset value per share	$7.19

Class K(b)

Net assets	$410,292

Shares outstanding	56,762

Net asset value per share	$7.23

Class R

Net assets	$5,161

Shares outstanding	716

Net asset value per share(c)	$7.20

Class W

Net assets	$31,186,650

Shares outstanding	4,320,916

Net asset value per share	$7.22

Class Z

Net assets	$2,122,557

Shares outstanding	293,832

Net asset value per share	$7.22

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Global Bond Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends — affiliated issuers	$25,344
Interest	9,769,497
Income from securities lending — net	13,767
Foreign taxes withheld	(48,226)

Total income	9,760,382

Expenses:
Investment management fees	1,518,028
Distribution fees
Class A	530,233
Class B	80,226
Class C	67,122
Class R	25
Class W	89,390
Transfer agent fees
Class A	653,592
Class B	26,052
Class C	20,718
Class K(a)	193
Class R	16
Class W	111,888
Class Z	3,784
Administration fees	213,057
Plan administration fees
Class K(a)	964
Compensation of board members	9,877
Custodian fees	30,084
Printing and postage fees	121,574
Registration fees	109,053
Professional fees	41,946
Other	20,344

Total expenses	3,648,166
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(483,448)
Expense reductions	(20)

Total net expenses	3,164,698

Net investment income	6,595,684

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	2,900,884
Foreign currency translations	(492,235)
Forward foreign currency exchange contracts	4,518,772
Futures contracts	(347,658)

Net realized gain	6,579,763
Net change in unrealized appreciation (depreciation) on:
Investments	(246,115)
Foreign currency translations	176,317
Forward foreign currency exchange contracts	(66,896)
Futures contracts	38,470
Foreign capital gains tax	67,421

Net change in unrealized appreciation (depreciation)	(30,803)

Net realized and unrealized gain	6,548,960

Net increase in net assets resulting from operations	$13,144,644

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Global Bond Fund

Statement of Changes in Net Assets

	2012	2011
Operations

Net investment income	$6,595,684	$14,739,711

Net realized gain	6,579,763	22,973,994

Net change in unrealized appreciation (depreciation)	(30,803)	(27,446,893)

Net increase in net assets resulting from operations	13,144,644	10,266,812

Distributions to shareholders

Net investment income

Class A	(13,525,752)	(9,200,711)

Class B	(525,693)	(495,637)

Class C	(333,562)	(190,844)

Class I	(205,049)	(7,489,753)

Class K(a)	(24,475)	(14,475)

Class R	(314)	(195)

Class W	(2,978,760)	(2,561,714)

Class Z	(57,642)	(8,628)

Net realized gains

Class A	(905,617)	—

Class B	(39,090)	—

Class C	(24,734)	—

Class I	(13,695)	—

Class K(a)	(1,586)	—

Class R	(22)	—

Class W	(205,051)	—

Class Z	(3,453)	—

Total distributions to shareholders	(18,844,495)	(19,961,957)

Increase (decrease) in net assets from capital stock activity	(32,579,444)	(231,596,485)

Total decrease in net assets	(38,279,295)	(241,291,630)

Net assets at beginning of year	296,187,718	537,479,348

Net assets at end of year	$257,908,423	$296,187,718

Undistributed net investment income	$5,390,605	$10,781,489

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Global Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	3,431,960	24,203,233	4,164,423	30,474,856

Distributions reinvested	1,875,892	12,870,895	1,150,249	8,161,033

Redemptions	(6,634,315)	(46,770,836)	(7,976,676)	(58,041,360)

Net decrease	(1,326,463)	(9,696,708)	(2,662,004)	(19,405,471)

Class B shares

Subscriptions	42,599	301,284	240,686	1,778,975

Distributions reinvested	75,354	520,694	64,521	459,127

Redemptions(a)	(644,810)	(4,565,242)	(1,439,224)	(10,634,013)

Net decrease	(526,857)	(3,743,264)	(1,134,017)	(8,395,911)

Class C shares

Subscriptions	534,165	3,767,227	227,138	1,657,291

Distributions reinvested	47,828	326,664	24,725	174,532

Redemptions	(210,878)	(1,479,741)	(270,945)	(1,959,893)

Net increase (decrease)	371,115	2,614,150	(19,082)	(128,070)

Class I shares

Subscriptions	99,977	701,945	1,650,156	11,953,911

Distributions reinvested	31,795	217,943	1,054,721	7,489,284

Redemptions	(588,039)	(4,093,918)	(28,404,814)	(207,731,335)

Net decrease	(456,267)	(3,174,030)	(25,699,937)	(188,288,140)

Class K shares(b)

Subscriptions	15,229	111,009	2,016	14,637

Distributions reinvested	3,797	26,061	2,042	14,475

Redemptions	(1,782)	(12,945)	(19,006)	(136,927)

Net increase (decrease)	17,244	124,125	(14,948)	(107,815)

Class W shares

Subscriptions	1,856,591	13,263,151	2,179,782	15,803,657

Distributions reinvested	464,964	3,183,456	361,929	2,561,501

Redemptions	(5,150,963)	(36,493,728)	(4,749,298)	(34,407,634)

Net decrease	(2,829,408)	(20,047,121)	(2,207,587)	(16,042,476)

Class Z shares

Subscriptions	268,955	1,910,003	117,047	871,715

Distributions reinvested	8,786	60,408	1,165	8,433

Redemptions	(88,272)	(627,007)	(14,855)	(108,750)

Net increase	189,469	1,343,404	103,357	771,398

Total net decrease	(4,561,167)	(32,579,444)	(31,634,218)	(231,596,485)

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Global Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$7.35		$7.47		$7.10	$6.16	$6.89

Income from investment operations:

Net investment income	0.18		0.22		0.23	0.17	0.22

Net realized and unrealized gain (loss)	0.17		(0.05)		0.31	1.15	(0.73)

Total from investment operations	0.35		0.17		0.54	1.32	(0.51)

Less distributions to shareholders:

Net investment income	(0.45)		(0.29)		(0.17)	(0.38)	(0.22)

Net realized gains	(0.03)		—		—	—	—

Total distributions to shareholders	(0.48)		(0.29)		(0.17)	(0.38)	(0.22)

Net asset value, end of period	$7.22		$7.35		$7.47	$7.10	$6.16

Total return	5.20%		2.46%		7.70%	22.12%	(7.66%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.33%		1.35%		1.34%	1.36%	1.32%

Net expenses after fees waived or expenses reimbursed(b)	1.15	%(c)	1.21	%(c)	1.25%	1.25%	1.25%

Net investment income	2.51	%(c)	2.95	%(c)	3.31%	2.72%	3.26%

Supplemental data

Net assets, end of period (in thousands)	$209,873		$223,462		$246,929	$252,773	$248,748

Portfolio turnover	34%		57%		62%	69%	75%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$7.41		$7.52		$7.14	$6.23	$6.96

Income from investment operations:

Net investment income	0.13		0.16		0.18	0.13	0.17

Net realized and unrealized gain (loss)	0.18		(0.04)		0.31	1.15	(0.73)

Total from investment operations	0.31		0.12		0.49	1.28	(0.56)

Less distributions to shareholders:

Net investment income	(0.41)		(0.23)		(0.11)	(0.37)	(0.17)

Net realized gains	(0.03)		—		—	—	—

Total distributions to shareholders	(0.44)		(0.23)		(0.11)	(0.37)	(0.17)

Net asset value, end of period	$7.28		$7.41		$7.52	$7.14	$6.23

Total return	4.50%		1.72%		6.89%	21.14%	(8.28%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	2.10%		2.12%		2.10%	2.13%	2.09%

Net expenses after fees waived or expenses reimbursed(b)	1.90	%(c)	1.96	%(c)	2.02%	2.01%	2.01%

Net investment income	1.79	%(c)	2.22	%(c)	2.58%	2.00%	2.49%

Supplemental data

Net assets, end of period (in thousands)	$5,819		$9,836		$18,513	$29,977	$42,400

Portfolio turnover	34%		57%		62%	69%	75%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$7.33		$7.45		$7.08	$6.18	$6.91

Income from investment operations:

Net investment income	0.12		0.16		0.18	0.13	0.17

Net realized and unrealized gain (loss)	0.18		(0.04)		0.31	1.14	(0.73)

Total from investment operations	0.30		0.12		0.49	1.27	(0.56)

Less distributions to shareholders:

Net investment income	(0.41)		(0.24)		(0.12)	(0.37)	(0.17)

Net realized gains	(0.03)		—		—	—	—

Total distributions to shareholders	(0.44)		(0.24)		(0.12)	(0.37)	(0.17)

Net asset value, end of period	$7.19		$7.33		$7.45	$7.08	$6.18

Total return	4.42%		1.70%		6.95%	21.15%	(8.27%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	2.09%		2.10%		2.10%	2.12%	2.08%

Net expenses after fees waived or expenses reimbursed(b)	1.90	%(c)	1.95	%(c)	2.01%	2.01%	2.01%

Net investment income	1.73	%(c)	2.21	%(c)	2.58%	1.94%	2.51%

Supplemental data

Net assets, end of period (in thousands)	$8,481		$5,926		$6,162	$5,557	$4,295

Portfolio turnover	34%		57%		62%	69%	75%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$7.36	$7.48	$7.11	$6.14	$6.87

Income from investment operations:

Net investment income	0.21	0.25	0.26	0.20	0.25

Net realized and unrealized gain (loss)	0.17	(0.05)	0.31	1.15	(0.73)

Total from investment operations	0.38	0.20	0.57	1.35	(0.48)

Less distributions to shareholders:

Net investment income	(0.52)	(0.32)	(0.20)	(0.38)	(0.25)

Net realized gains	(0.03)	—	—	—	—

Total distributions to shareholders	(0.55)	(0.32)	(0.20)	(0.38)	(0.25)

Net asset value, end of period	$7.19	$7.36	$7.48	$7.11	$6.14

Total return	5.63%	2.94%	8.16%	22.83%	(7.30%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	0.77%	0.82%	0.86%	0.86%	0.85%

Net expenses after fees waived or expenses reimbursed(b)	0.71%	0.76%	0.82%	0.82%	0.82%

Net investment income	3.02%	3.40%	3.70%	3.16%	3.68%

Supplemental data

Net assets, end of period (in thousands)	$10	$3,369	$195,613	$169,717	$205,798

Portfolio turnover	34%	57%	62%	69%	75%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K(a)	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$7.36	$7.48	$7.11	$6.16	$6.89

Income from investment operations:

Net investment income	0.19	0.23	0.24	0.18	0.25

Net realized and unrealized gain (loss)	0.18	(0.05)	0.31	1.15	(0.72)

Total from investment operations	0.37	0.18	0.55	1.33	(0.47)

Less distributions to shareholders:

Net investment income	(0.47)	(0.30)	(0.18)	(0.38)	(0.26)

Net realized gains	(0.03)	—	—	—	—

Total distributions to shareholders	(0.50)	(0.30)	(0.18)	(0.38)	(0.26)

Net asset value, end of period	$7.23	$7.36	$7.48	$7.11	$6.16

Total return	5.39%	2.60%	7.85%	22.42%	(7.19%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.08%	1.12%	1.18%	1.16%	1.14%

Net expenses after fees waived or expenses reimbursed(c)	1.00%	1.06%	1.12%	1.06%	0.87%

Net investment income	2.65%	3.10%	3.35%	2.86%	3.64%

Supplemental data

Net assets, end of period (in thousands)	$410	$291	$407	$169	$118

Portfolio turnover	34%	57%	62%	69%	75%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2012

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$7.34	$7.46	$6.98

Income from investment operations:

Net investment income	0.16	0.20	0.16

Net realized and unrealized gain (loss)	0.17	(0.05)	0.40

Total from investment operations	0.33	0.15	0.56

Less distributions to shareholders:

Net investment income	(0.44)	(0.27)	(0.08)

Net realized gains	(0.03)	—	—

Total distributions to shareholders	(0.47)	(0.27)	(0.08)

Net asset value, end of period	$7.20	$7.34	$7.46

Total return	4.83%	2.21%	8.15%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.60%	1.59%	1.66	%(c)

Net expenses after fees waived or expenses reimbursed(d)	1.40%	1.46%	1.59	%(c)

Net investment income	2.26%	2.69%	3.58	%(c)

Supplemental data

Net assets, end of period (in thousands)	$5	$5	$5

Portfolio turnover	34%	57%	62%

Notes to Financial Highlights

(a)	For the period from March 15, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	33

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2012		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$7.35		$7.46		$7.09	$6.15	$6.88

Income from investment operations:

Net investment income	0.18		0.22		0.22	0.17	0.22

Net realized and unrealized gain (loss)	0.17		(0.04)		0.31	1.14	(0.73)

Total from investment operations	0.35		0.18		0.53	1.31	(0.51)

Less distributions to shareholders:

Net investment income	(0.45)		(0.29)		(0.16)	(0.37)	(0.22)

Net realized gains	(0.03)		—		—	—	—

Total distributions to shareholders	(0.48)		(0.29)		(0.16)	(0.37)	(0.22)

Net asset value, end of period	$7.22		$7.35		$7.46	$7.09	$6.15

Total return	5.18%		2.59%		7.66%	22.04%	(7.62%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.34%		1.36%		1.31%	1.30%	1.30%

Net expenses after fees waived or expenses reimbursed(b)	1.16	%(c)	1.21	%(c)	1.27%	1.27%	1.27%

Net investment income	2.56	%(c)	2.95	%(c)	3.15%	2.70%	3.27%

Supplemental data

Net assets, end of period (in thousands)	$31,187		$52,531		$69,842	$60,278	$135,157

Portfolio turnover	34%		57%		62%	69%	75%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2012

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$7.36		$7.48		$7.33

Income from investment operations:

Net investment income	0.19		0.23		0.01

Net realized and unrealized gain (loss)	0.17		(0.03)		0.14

Total from investment operations	0.36		0.20		0.15

Less distributions to shareholders:

Net investment income	(0.47)		(0.32)		—

Net realized gains	(0.03)		—		—

Total distributions to shareholders	(0.50)		(0.32)		—

Net asset value, end of period	$7.22		$7.36		$7.48

Total return	5.34%		2.83%		2.05%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.08%		0.96%		1.13	%(c)

Net expenses after fees waived or expenses reimbursed(d)	0.89	%(e)	0.94	%(e)	0.95	%(c)

Net investment income	2.70	%(e)	3.19	%(e)	2.31	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,123		$768		$8

Portfolio turnover	34%		57%		62%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	35

Columbia Global Bond Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Global Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class W and Class Z shares. Effective November 8, 2012, the Fund also offers Class Y shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are only available to certain categories of investors which are subject to minimum initial investment requirements. Class Y shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean

36	Annual Report 2012

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Annual Report 2012	37

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio, and to take long and short positions with the goal of generating gains for the Fund.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, and to take long and short positions with the goal of generating gains for the Fund. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day.

The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at October 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	345,419
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	204,155	*
Total		549,574

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	614,210
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	153,048	*
Total		767,258

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

38	Annual Report 2012

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

The effect of derivative instruments in the Statement of Operations for the year ended October 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange contracts	4,518,772	—	4,518,772
Interest rate contracts	—	(347,658)	(347,658)
Total	4,518,772	(347,658)	4,171,114
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange contracts	(66,896)	—	(66,896)
Interest rate contracts	—	38,470	38,470
Total	(66,896)	38,470	(28,426)

The following table is a summary of the volume of derivative instruments for the year ended October 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	817
Futures contracts	4,057

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above.

The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation (Selling Participant), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

Dividend income is recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Annual Report 2012	39

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.57% to 0.47% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2012 was 0.57% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund

40	Annual Report 2012

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2012, other expenses paid to this company were $2,329.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class K shares.

For the year ended October 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.31%
Class B	0.32
Class C	0.31
Class K	0.05
Class R	0.32
Class W	0.31
Class Z	0.30

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, these minimum account balance fees reduced total expenses by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense)

Annual Report 2012	41

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

was approximately $845,000 and $90,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $174,112 for Class A, $2,975 for Class B and $1,332 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.14%
Class B	1.89
Class C	1.89
Class I	0.69
Class K	0.99
Class R	1.39
Class W	1.14
Class Z	0.89

Prior to January 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.21%
Class B	1.96
Class C	1.96
Class I	0.76
Class K	1.06
Class R	1.46
Class W	1.21
Class Z	0.96

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign capital gains tax, foreign currency transactions, and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$5,664,679
Accumulated net realized loss	(5,664,679)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2012 ($)	2011 ($)
Ordinary income	17,651,247	19,961,957
Long-term capital gains	1,193,248	—
Total	18,844,495	19,961,957

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

42	Annual Report 2012

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$14,487,892
Undistributed accumulated long-term gain	209,703
Unrealized appreciation	10,421,507

At October 31, 2012, the cost of investments for federal income tax purposes was $238,764,154 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$12,661,590
Unrealized depreciation	(1,911,348)
Net unrealized appreciation	$10,750,242

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $82,008,669 and $127,149,192, respectively, for the year ended October 31, 2012, of which $28,958,882 and $16,372,725, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At October 31, 2012, the Fund did not have any securities on loan.

In September 2012, the Board voted to cease securities lending by or on December 31, 2012.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At October 31, 2012, one unaffiliated shareholder account owned 34.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Annual Report 2012	43

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

Note 10. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluation could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any

44	Annual Report 2012

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	45

Columbia Global Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Global Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Bond Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 21, 2012

46	Annual Report 2012

Columbia Global Equity Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.0%
Issuer	Shares	Value ($)
Brazil 2.1%
Itaú Unibanco Holding SA, ADR	278,217	4,056,404

Multiplan Empreendimentos Imobiliarios SA	122,500	3,588,661

Total		7,645,065

Canada 1.4%
First Quantum Minerals Ltd.	106,500	2,393,917

Methanex Corp.	95,000	2,847,860

Total		5,241,777

China 0.7%
Baidu, Inc., ADR(a)	25,580	2,727,340

France 0.9%
Renault SA	70,719	3,163,269

Germany 4.7%
Brenntag AG	25,258	3,183,457

Kabel Deutschland Holding AG	83,254	5,998,696

Linde AG	31,437	5,286,930

MTU Aero Engines Holding AG	35,596	2,988,802

Total		17,457,885

Hong Kong 2.1%
Great Eagle Holdings Ltd.	683,377	2,021,483

Sun Hung Kai Properties Ltd.	409,000	5,653,992

Total		7,675,475

Indonesia 0.9%
PT Bank Rakyat Indonesia Persero Tbk	4,272,000	3,273,670

Ireland 1.7%
Covidien PLC	110,751	6,085,768

Japan 6.2%
Asahi Group Holdings Ltd.	289,600	6,609,593

Hoya Corp.	197,700	4,003,925

Makita Corp.	136,200	5,392,267

Nikon Corp.	85,300	2,175,943

Toyota Motor Corp.	123,200	4,750,242

Total		22,931,970

Netherlands 1.1%
Fugro NV-CVA	57,159	3,864,357

Common Stocks (continued)
Issuer	Shares	Value ($)
Norway 0.8%
ProSafe SE	353,139	2,940,915

Panama 0.9%
Copa Holdings SA, Class A	37,299	3,462,093

Russian Federation 0.7%
Sberbank of Russia ADR	231,076	2,692,035

Singapore 0.7%
Mapletree Industrial Trust	2,182,000	2,501,009

South Korea 2.9%
Kangwon Land, Inc.	120,900	2,813,874

Samsung Electronics Co., Ltd.	6,648	7,977,850

Total		10,791,724

Switzerland 5.9%
Nestlé SA, Registered Shares	103,483	6,566,998

Novartis AG, Registered Shares	124,226	7,476,503

Swatch Group AG (The)	11,272	4,664,693

TE Connectivity Ltd.	100,856	3,245,546

Total		21,953,740

United Kingdom 13.6%
Aggreko PLC	69,714	2,418,769

BG Group PLC	328,912	6,090,717

GlaxoSmithKline PLC	230,794	5,163,931

HSBC Holdings PLC	721,656	7,089,913

Rio Tinto PLC	82,268	4,121,531

Tullow Oil PLC	230,516	5,222,810

Ultra Electronics Holdings PLC	74,560	2,037,037

Unilever PLC	191,616	7,146,078

Vodafone Group PLC	2,947,080	8,001,714

Weir Group PLC (The)	102,780	2,889,301

Total		50,181,801

United States 50.7%
Aetna, Inc.	176,374	7,707,544

Airgas, Inc.	64,422	5,731,625

American Express Co.	82,223	4,602,021

American International Group, Inc.(a)	151,274	5,284,001

Aon PLC	67,300	3,630,835

Apple, Inc.	12,394	7,375,669

CF Industries Holdings, Inc.	17,088	3,506,287

Comcast Corp., Class A	119,313	4,475,431

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Global Equity Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Cummins, Inc.	27,229	2,548,090

Discover Financial Services	101,435	4,158,835

Dresser-Rand Group, Inc.(a)	64,637	3,330,745

eBay, Inc.(a)	119,103	5,751,484

EMC Corp.(a)	181,668	4,436,332

Equifax, Inc.	61,296	3,067,252

Facebook, Inc., Class A(a)	95,624	2,019,101

Fidelity National Financial, Inc., Class A	175,024	3,747,264

Google, Inc., Class A(a)	9,460	6,430,624

Henry Schein, Inc.(a)	74,101	5,467,172

JPMorgan Chase & Co.	158,250	6,595,860

Lam Research Corp.(a)	105,125	3,721,425

LyondellBasell Industries NV, Class A	83,319	4,448,401

Marathon Petroleum Corp.	80,620	4,428,457

McDonald’s Corp.	65,663	5,699,548

Microsoft Corp.	167,395	4,776,616

National Oilwell Varco, Inc.	47,712	3,516,374

PepsiCo, Inc.	108,917	7,541,413

Pfizer, Inc.	292,180	7,266,517

Philip Morris International, Inc.	54,483	4,825,014

priceline.com, Inc.(a)	5,840	3,350,817

QUALCOMM, Inc.	91,807	5,377,595

Riverbed Technology, Inc.(a)	173,013	3,195,550

Sirona Dental Systems, Inc.(a)	71,346	4,085,272

Solera Holdings, Inc.	53,338	2,496,752

Tyco International Ltd.	109,183	2,933,747

Union Pacific Corp.	43,423	5,342,332

Common Stocks (continued)
Issuer	Shares	Value ($)

United Rentals, Inc.(a)	145,995	5,936,157

Walt Disney Co. (The)	139,645	6,852,380

WESCO International, Inc.(a)	65,327	4,238,416

World Fuel Services Corp.	105,494	3,660,642

Zimmer Holdings, Inc.	57,016	3,660,997

Total		187,220,594

Total Common Stocks
(Cost: $327,666,964)		361,810,487

Limited Partnerships 1.2%
United States 1.2%
Enterprise Products Partners LP(b)	77,915	4,106,900

Total Limited Partnerships
(Cost: $3,526,842)		4,106,900

Money Market Funds 0.8%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.149%(c)(d)	3,088,083	3,088,083

Total Money Market Funds
(Cost: $3,088,083)		3,088,083

Total Investments
(Cost: $334,281,889)		369,005,470

Other Assets & Liabilities, Net		174,266

Net Assets		369,179,736

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At October 31, 2012, there was no capital committed to the LLC or LP for future investment.

(c)	The rate shown is the seven-day current annualized yield at October 31, 2012.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	3,487,463	116,089,202	(116,488,582)	3,088,083	7,435	3,088,083

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Global Equity Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Global Equity Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	20,378,176	23,566,718	—	43,944,894

Consumer Staples	12,366,427	20,322,669	—	32,689,096

Energy	14,936,217	18,118,799	—	33,055,016

Financials	35,663,881	23,232,102	—	58,895,983

Health Care	34,273,269	12,640,434	—	46,913,703

Industrials	27,528,086	18,909,634	—	46,437,720

Information Technology	51,554,035	11,981,774	—	63,535,809

Materials	18,928,091	9,408,461	—	28,336,552

Telecommunication Services	—	8,001,714	—	8,001,714

Total Equity Securities	215,628,182	146,182,305	—	361,810,487

Other

Limited Partnerships	4,106,900	—	—	4,106,900

Money Market Funds	3,088,083	—	—	3,088,083

Total Other	7,194,983	—	—	7,194,983

Total	222,823,165	146,182,305	—	369,005,470

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Global Equity Fund

Statement of Assets and Liabilities

October 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $331,193,806)	$365,917,387

Affiliated issuers (identified cost $3,088,083)	3,088,083

Total investments (identified cost $334,281,889)	369,005,470

Foreign currency (identified cost $151,638)	153,767

Receivable for:

Capital shares sold	117,233

Dividends	434,668

Interest	41

Reclaims	540,001

Expense reimbursement due from Investment Manager	10,786

Prepaid expenses	4,123

Trustees’ deferred compensation plan	30,199

Total assets	370,296,288

Liabilities

Payable for:

Capital shares purchased	769,568

Investment management fees	40,224

Distribution fees	15,391

Transfer agent fees	58,704

Administration fees	4,064

Plan administration fees	172

Compensation of board members	69,953

Other expenses	124,503

Trustees’ deferred compensation plan	30,199

Other liabilities	3,774

Total liabilities	1,116,552

Net assets applicable to outstanding capital stock	$369,179,736

Represented by

Paid-in capital	$515,643,953

Undistributed net investment income	2,539,776

Accumulated net realized loss	(183,775,032)

Unrealized appreciation (depreciation) on:

Investments	34,723,581

Foreign currency translations	47,458

Total — representing net assets applicable to outstanding capital stock	$369,179,736

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Global Equity Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A

Net assets	$333,195,784

Shares outstanding	45,069,539

Net asset value per share	$7.39

Maximum offering price per share(a)	$7.84

Class B

Net assets	$10,978,678

Shares outstanding	1,602,391

Net asset value per share	$6.85

Class C

Net assets	$17,515,548

Shares outstanding	2,585,111

Net asset value per share	$6.78

Class I

Net assets	$2,748

Shares outstanding	368

Net asset value per share(b)	$7.46

Class K(c)

Net assets	$5,031,668

Shares outstanding	674,281

Net asset value per share	$7.46

Class R

Net assets	$63,125

Shares outstanding	8,486

Net asset value per share	$7.44

Class R5

Net assets	$2,746

Shares outstanding	368

Net asset value per share	$7.46

Class W

Net assets	$2,755

Shares outstanding	370

Net asset value per share(b)	$7.44

Class Z

Net assets	$2,386,684

Shares outstanding	320,525

Net asset value per share	$7.45

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

(c)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Global Equity Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$8,827,244
Dividends — affiliated issuers	7,435
Interest	7,828
Income from securities lending — net	103,807
Foreign taxes withheld	(532,816)

Total income	8,413,498

Expenses:
Investment management fees	3,158,337
Distribution fees
Class A	894,993
Class B	143,954
Class C	194,640
Class R	321
Class W	7
Transfer agent fees
Class A	1,017,069
Class B	41,504
Class C	54,385
Class K(a)	2,402
Class R	180
Class R5	1
Class W	8
Class Z	7,581
Administration fees	319,567
Plan administration fees
Class K(a)	12,001
Compensation of board members	23,332
Custodian fees	40,722
Printing and postage fees	150,192
Registration fees	100,831
Professional fees	57,751
Other	38,068

Total expenses	6,257,846
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(578,988)
Expense reductions	(8,770)

Total net expenses	5,670,088

Net investment income	2,743,410

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	5,135,162
Foreign currency translations	(26,487)

Net realized gain	5,108,675
Net change in unrealized appreciation (depreciation) on:
Investments	17,232,713
Foreign currency translations	29,815

Net change in unrealized appreciation (depreciation)	17,262,528

Net realized and unrealized gain	22,371,203

Net increase in net assets resulting from operations	$25,114,613

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Global Equity Fund

Statement of Changes in Net Assets

	2012	2011
Operations

Net investment income	$2,743,410	$542,477

Net realized gain	5,108,675	50,843,347

Net change in unrealized appreciation (depreciation)	17,262,528	(63,696,559)

Net increase (decrease) in net assets resulting from operations	25,114,613	(12,310,735)

Distributions to shareholders

Net investment income

Class A	(967,038)	(1,144,928)

Class B	—	(36,159)

Class C	—	(15,924)

Class I	(17)	(136,477)

Class K(a)	(18,326)	(26,416)

Class R	(53)	(128)

Class R5	(17)	(83)

Class W	—	(15)

Class Z	(15,014)	(26)

Total distributions to shareholders	(1,000,465)	(1,360,156)

Increase (decrease) in net assets from capital stock activity	(89,704,617)	688,960

Proceeds from regulatory settlements (Note 6)	444,107	—

Total decrease in net assets	(65,146,362)	(12,981,931)

Net assets at beginning of year	434,326,098	447,308,029

Net assets at end of year	$369,179,736	$434,326,098

Undistributed (excess of distributions over) net investment income	$2,539,776	$(405,275)

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Global Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	2,280,396	16,181,626	3,180,320	23,659,606

Fund merger	—	—	13,727,671	106,143,396

Distributions reinvested	137,922	911,662	150,334	1,088,415

Redemptions	(13,137,573)	(93,897,107)	(14,311,973)	(104,903,280)

Net increase (decrease)	(10,719,255)	(76,803,819)	2,746,352	25,988,137

Class B shares

Subscriptions	38,926	258,507	86,680	600,968

Fund merger	—	—	644,004	4,649,364

Distributions reinvested	—	—	5,216	35,418

Redemptions(a)	(1,117,326)	(7,315,461)	(1,660,310)	(11,683,070)

Net decrease	(1,078,400)	(7,056,954)	(924,410)	(6,397,320)

Class C shares

Subscriptions	124,579	820,073	173,489	1,169,523

Fund merger	—	—	2,275,909	16,267,451

Distributions reinvested	—	—	2,135	14,328

Redemptions	(908,300)	(5,969,340)	(630,939)	(4,243,010)

Net increase (decrease)	(783,721)	(5,149,267)	1,820,594	13,208,292

Class I shares

Subscriptions	—	—	63,165	477,162

Fund merger	—	—	656,911	5,116,331

Distributions reinvested	—	—	18,744	136,456

Redemptions	—	—	(5,097,889)	(38,789,914)

Net increase (decrease)	—	—	(4,359,069)	(33,059,965)

Class K shares(b)

Subscriptions	133,607	950,181	156,187	1,162,237

Fund merger	—	—	4,271	33,313

Distributions reinvested	2,750	18,316	3,619	26,416

Redemptions	(121,743)	(864,349)	(488,373)	(3,676,363)

Net increase (decrease)	14,614	104,148	(324,296)	(2,454,397)

Class R shares

Subscriptions	1,140	8,153	6,124	46,251

Fund merger	—	—	1,403	10,933

Distributions reinvested	7	47	16	116

Redemptions	(2,715)	(20,039)	(3,235)	(23,457)

Net increase (decrease)	(1,568)	(11,839)	4,308	33,843

Class R5 shares

Distributions reinvested	—	—	9	65

Redemptions	—	—	(2,368)	(17,653)

Net increase (decrease)	—	—	(2,359)	(17,588)

Class W shares

Redemptions	(1)	(1)	(268)	(1,810)

Net decrease	(1)	(1)	(268)	(1,810)

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Global Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z shares

Subscriptions	82,107	593,927	62,601	472,730

Fund merger	—	—	527,305	4,102,117

Distributions reinvested	1,443	9,583	2	15

Redemptions	(192,042)	(1,390,395)	(161,256)	(1,185,094)

Net increase (decrease)	(108,492)	(786,885)	428,652	3,389,768

Total net increase (decrease)	(12,676,823)	(89,704,617)	(610,496)	688,960

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Global Equity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$6.95		$7.07		$6.13		$5.21		$9.61

Income from investment operations:

Net investment income	0.05		0.01		0.00	(a)	0.05		0.05

Net realized and unrealized gain (loss)	0.40		(0.11)		0.96		0.95		(4.41)

Total from investment operations	0.45		(0.10)		0.96		1.00		(4.36)

Less distributions to shareholders:

Net investment income	(0.02)		(0.02)		(0.03)		(0.08)		(0.04)

Total distributions to shareholders	(0.02)		(0.02)		(0.03)		(0.08)		(0.04)

Proceeds from regulatory settlements	0.01		—		0.01		0.00	(a)	—

Net asset value, end of period	$7.39		$6.95		$7.07		$6.13		$5.21

Total return	6.62	%(b)	(1.40%)		15.78	%(c)	19.39	%(d)	(45.55%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.51%		1.46%		1.45%		1.44%		1.46%

Net expenses after fees waived or expenses reimbursed(f)	1.36	%(g)	1.36	%(g)	1.45%		1.44%		1.46%

Net investment income	0.75	%(g)	0.18	%(g)	0.03%		0.92%		0.65%

Supplemental data

Net assets, end of period (in thousands)	$333,196		$387,709		$375,169		$394,511		$380,430

Portfolio turnover	50%		44%		54%		81%		97%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$6.47		$6.63		$5.77		$4.87		$9.02

Income from investment operations:

Net investment income (loss)	0.00	(a)	(0.04)		(0.04)		0.01		(0.01)

Net realized and unrealized gain (loss)	0.37		(0.11)		0.90		0.89		(4.14)

Total from investment operations	0.37		(0.15)		0.86		0.90		(4.15)

Less distributions to shareholders:

Net investment income	—		(0.01)		(0.01)		—		—

Total distributions to shareholders	—		(0.01)		(0.01)		—		—

Proceeds from regulatory settlements	0.01		—		0.01		0.00	(a)	—

Net asset value, end of period	$6.85		$6.47		$6.63		$5.77		$4.87

Total return	5.87	%(b)	(2.26%)		15.03	%(c)	18.48	%(d)	(46.01%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	2.26%		2.22%		2.21%		2.21%		2.23%

Net expenses after fees waived or expenses reimbursed(f)	2.11	%(g)	2.12	%(g)	2.21%		2.21%		2.23%

Net investment income (loss)	0.02	%(g)	(0.56	%)(g)	(0.69%)		0.22%		(0.11%)

Supplemental data

Net assets, end of period (in thousands)	$10,979		$17,347		$23,894		$33,009		$42,166

Portfolio turnover	50%		44%		54%		81%		97%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$6.40		$6.55		$5.71		$4.83		$8.93

Income from investment operations:

Net investment income (loss)	(0.00	)(a)	(0.04)		(0.04)		(0.00	)(a)	(0.01)

Net realized and unrealized gain (loss)	0.37		(0.10)		0.88		0.89		(4.09)

Total from investment operations	0.37		(0.14)		0.84		0.89		(4.10)

Less distributions to shareholders:

Net investment income	—		(0.01)		(0.01)		(0.01)		—

Total distributions to shareholders	—		(0.01)		(0.01)		(0.01)		—

Proceeds from regulatory settlements	0.01		—		0.01		0.00	(a)	—

Net asset value, end of period	$6.78		$6.40		$6.55		$5.71		$4.83

Total return	5.94	%(b)	(2.14%)		14.86	%(c)	18.39	%(d)	(45.91%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	2.25%		2.22%		2.21%		2.20%		2.22%

Net expenses after fees waived or expenses reimbursed(f)	2.11	%(g)	2.11	%(g)	2.21%		2.20%		2.22%

Net investment income (loss)	(0.00	%)(g)(h)	(0.62	%)(g)	(0.72%)		(0.08%)		(0.09%)

Supplemental data

Net assets, end of period (in thousands)	$17,516		$21,560		$10,147		$10,570		$4,755

Portfolio turnover	50%		44%		54%		81%		97%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2012		2011	2010		2009		2008(a)
Per share data
Net asset value, beginning of period	$7.01		$7.11	$6.16		$5.25		$7.47

Income from investment operations:

Net investment income	0.09		0.01	0.04		0.09		0.03

Net realized and unrealized gain (loss)	0.40		(0.08)	0.95		0.95		(2.25)

Total from investment operations	0.49		(0.07)	0.99		1.04		(2.22)

Less distributions to shareholders:

Net investment income	(0.05)		(0.03)	(0.05)		(0.13)		—

Total distributions to shareholders	(0.05)		(0.03)	(0.05)		(0.13)		—

Proceeds from regulatory settlements	0.01		—	0.01		0.00	(b)	—

Net asset value, end of period	$7.46		$7.01	$7.11		$6.16		$5.25

Total return	7.15	%(c)	(0.98%)	16.32	%(d)	20.21	%(e)	(29.72%)

Ratios to average net assets(f)

Expenses prior to fees waived or expenses reimbursed	1.02%		0.93%	0.91%		0.84%		0.85	%(g)

Net expenses after fees waived or expenses reimbursed(h)	0.91%		0.92%	0.91%		0.84%		0.85	%(g)

Net investment income	1.20%		0.15%	0.55%		1.56%		1.55	%(g)

Supplemental data

Net assets, end of period (in thousands)	$3		$3	$31,015		$32,596		$3

Portfolio turnover	50%		44%	54%		81%		97%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to October 31, 2008.

(b)	Rounds to less than $0.01.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	Annualized.

(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K(a)	2012		2011	2010		2009		2008
Per share data
Net asset value, beginning of period	$7.01		$7.13	$6.18		$5.26		$9.70

Income from investment operations:

Net investment income	0.07		0.02	0.02		0.06		0.07

Net realized and unrealized gain (loss)	0.40		(0.11)	0.96		0.96		(4.46)

Total from investment operations	0.47		(0.09)	0.98		1.02		(4.39)

Less distributions to shareholders:

Net investment income	(0.03)		(0.03)	(0.04)		(0.10)		(0.05)

Total distributions to shareholders	(0.03)		(0.03)	(0.04)		(0.10)		(0.05)

Proceeds from regulatory settlements	0.01		—	0.01		0.00	(b)	—

Net asset value, end of period	$7.46		$7.01	$7.13		$6.18		$5.26

Total return	6.87	%(c)	(1.33%)	16.03	%(d)	19.72	%(e)	(45.47%)

Ratios to average net assets(f)

Expenses prior to fees waived or expenses reimbursed	1.28%		1.24%	1.21%		1.15%		1.29%

Net expenses after fees waived or expenses reimbursed(g)	1.21%		1.17%	1.21%		1.15%		1.28%

Net investment income	0.90%		0.32%	0.27%		1.22%		0.83%

Supplemental data

Net assets, end of period (in thousands)	$5,032		$4,627	$7,016		$6,059		$5,067

Portfolio turnover	50%		44%	54%		81%		97%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	Rounds to less than $0.01.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$7.00		$7.14		$6.14		$5.23		$9.62

Income from investment operations:

Net investment income (loss)	0.03		(0.00	)(a)	(0.02)		(0.01)		0.05

Net realized and unrealized gain (loss)	0.41		(0.12)		1.01		1.00		(4.42)

Total from investment operations	0.44		(0.12)		0.99		0.99		(4.37)

Less distributions to shareholders:

Net investment income	(0.01)		(0.02)		—		(0.08)		(0.02)

Total distributions to shareholders	(0.01)		(0.02)		—		(0.08)		(0.02)

Proceeds from regulatory settlements	0.01		—		0.01		0.00	(a)	—

Net asset value, end of period	$7.44		$7.00		$7.14		$6.14		$5.23

Total return	6.37	%(b)	(1.70%)		16.29	%(c)	19.13	%(d)	(45.48%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.76%		1.72%		1.71%		1.69%		1.79%

Net expenses after fees waived or expenses reimbursed(f)	1.61	%(g)	1.61	%(g)	1.71%		1.69%		1.54%

Net investment income (loss)	0.48	%(g)	(0.01	%)(g)	(0.24%)		(0.16%)		0.57%

Supplemental data

Net assets, end of period (in thousands)	$63		$70		$41		$46		$3

Portfolio turnover	50%		44%		54%		81%		97%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R5	2012		2011	2010		2009		2008
Per share data
Net asset value, beginning of period	$7.01		$7.12	$6.16		$5.25		$9.69

Income from investment operations:

Net investment income	0.08		0.02	0.03		0.08		0.08

Net realized and unrealized gain (loss)	0.41		(0.10)	0.97		0.96		(4.45)

Total from investment operations	0.49		(0.08)	1.00		1.04		(4.37)

Less distributions to shareholders:

Net investment income	(0.05)		(0.03)	(0.05)		(0.13)		(0.07)

Total distributions to shareholders	(0.05)		(0.03)	(0.05)		(0.13)		(0.07)

Proceeds from regulatory settlements	0.01		—	0.01		0.00	(a)	—

Net asset value, end of period	$7.46		$7.01	$7.12		$6.16		$5.25

Total return	7.15	%(b)	(1.13%)	16.44	%(c)	20.20	%(d)	(45.40%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.07%		0.94%	0.96%		0.90%		1.04%

Net expenses after fees waived or expenses reimbursed(f)	0.96%		0.92%	0.96%		0.90%		1.04%

Net investment income	1.15%		0.32%	0.50%		1.39%		1.07%

Supplemental data

Net assets, end of period (in thousands)	$3		$3	$19		$18		$3

Portfolio turnover	50%		44%	54%		81%		97%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$6.97		$7.10		$6.16		$5.23		$9.66

Income from investment operations:

Net investment income	0.05		0.02		0.01		0.06		0.05

Net realized and unrealized gain (loss)	0.41		(0.13)		0.95		0.96		(4.44)

Total from investment operations	0.46		(0.11)		0.96		1.02		(4.39)

Less distributions to shareholders:

Net investment income	(0.00	)(a)	(0.02)		(0.03)		(0.09)		(0.04)

Total distributions to shareholders	(0.00	)(a)	(0.02)		(0.03)		(0.09)		(0.04)

Proceeds from regulatory settlements	0.01		—		0.01		0.00	(a)	—

Net asset value, end of period	$7.44		$6.97		$7.10		$6.16		$5.23

Total return	6.76	%(b)	(1.52%)		15.80	%(c)	19.70	%(d)	(45.62%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.59%		1.48%		1.38%		1.30%		1.43%

Net expenses after fees waived or expenses reimbursed(f)	1.36	%(g)	1.37	%(g)	1.38%		1.30%		1.43%

Net investment income	0.75	%(g)	0.21	%(g)	0.08%		1.05%		0.68%

Supplemental data

Net assets, end of period (in thousands)	$3		$3		$5		$4		$3

Portfolio turnover	50%		44%		54%		81%		97%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$7.00		$7.12		$6.85

Income from investment operations:

Net investment income (loss)	0.07		0.02		(0.01)

Net realized and unrealized gain (loss)	0.41		(0.11)		0.28

Total from investment operations	0.48		(0.09)		0.27

Less distributions to shareholders:

Net investment income	(0.04)		(0.03)		—

Total distributions to shareholders	(0.04)		(0.03)		—

Proceeds from regulatory settlements	0.01		—		—

Net asset value, end of period	$7.45		$7.00		$7.12

Total return	7.03	%(b)	(1.29%)		3.94%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.25%		1.23%		1.37	%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.11	%(f)	1.11	%(g)	1.37	%(d)

Net investment income (loss)	1.00	%(f)	0.24	%(g)	(1.52	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$2,387		$3,004		$3

Portfolio turnover	50%		44%		54%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Global Equity Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Global Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are only available to investors purchasing through authorized investment professionals. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain

Annual Report 2012	27

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if

28	Annual Report 2012

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2012 was 0.79% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of

Annual Report 2012	29

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2012, other expenses paid to this company were $2,713.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended October 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.28%
Class B	0.29
Class C	0.28
Class K	0.05
Class R	0.28
Class R5	0.05
Class W	0.31
Class Z	0.28

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At October 31, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $18,157. The liability remaining at October 31, 2012 for non-recurring charges associated with the lease amounted to $9,491 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, these minimum account balance fees reduced total expenses by $8,770.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual

30	Annual Report 2012

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $900,000 and $1,441,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $162,707 for Class A, $6,105 for Class B and $738 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.36%
Class B	2.11
Class C	2.11
Class I	0.91
Class K	1.21
Class R	1.61
Class R5	0.96
Class W	1.36
Class Z	1.11

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions, investments in partnerships, passive foreign investment company (PFIC) holdings, and re-characterization of distributions from investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,202,106
Accumulated net realized loss	(740,220)
Paid-in capital	(461,886)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2012	2011
Ordinary income	$1,000,465	$1,360,156

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,549,777
Accumulated realized loss	(183,427,484)
Unrealized appreciation	33,482,511

Annual Report 2012	31

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

At October 31, 2012, the cost of investments for federal income tax purposes was $335,570,417 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$43,327,488
Unrealized depreciation	(9,892,435)
Net unrealized appreciation	$33,435,053

The following capital loss carryforward, determined at October 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2015	939,646
2016	39,197,208
2017	125,704,676
2018	1,645,663
2019	13,445,692
Unlimited short-term	1,351,530
Unlimited long-term	1,143,069
Total	183,427,484

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $195,617,881 and $281,380,059, respectively, for the year ended October 31, 2012.

Note 6. Regulatory Settlements

During the year ended October 31, 2012, the Fund received $444,107 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At October 31, 2012, the Fund did not have any securities on loan.

32	Annual Report 2012

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

In September 2012, the Board voted to cease securities lending by or on December 31, 2012.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At October 31, 2012, one unaffiliated shareholder account owned 12.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

Note 11. Fund Merger

At the close of business on June 3, 2011, the Fund acquired the assets and assumed the identified liabilities of

Threadneedle Global Equity Income Fund, a series of RiverSource Global Series, Inc., Columbia Global Value Fund, a series of Columbia Funds Series Trust, and Columbia World Equity Fund, a series of Columbia Funds Series Trust I. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine four funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $407,776,097 and the combined net assets immediately after the acquisition were $544,099,002.

The merger was accomplished by a tax-free exchange of 4,853,643 shares of Threadneedle Global Equity Income Fund valued at $50,294,044 (including $10,101,864 of unrealized appreciation), 5,219,514 shares of Columbia Global Value Fund valued at $32,759,335 (including $9,178,884 of unrealized depreciation) and 4,157,724 shares of Columbia World Equity Fund valued at $53,269,526 (including $11,443,207 of unrealized appreciation).

In exchange for shares of Threadneedle Global Equity Income Fund, Columbia Global Value Fund and Columbia World Equity Fund, the Fund issued the following number of shares:

	Threadneedle Global Equity Income Fund	Columbia Global Value Fund	Columbia World Equity Fund
Class A	5,366,091	1,655,671	6,705,909
Class B	308,970	261,837	73,197
Class C	197,899	1,954,100	123,910
Class I	656,911	NA	NA
Class R	1,403	NA	NA
Class R4	4,271	NA	NA
Class Z	NA	527,305	NA

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Threadneedle Global Equity Income Fund, Columbia Global Value Fund and Columbia World Equity Fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Threadneedle Global Equity Income Fund, Columbia Global Value Fund and Columbia World Equity Fund that have been included in the combined Fund’s Statement of Operations

Annual Report 2012	33

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

since the merger was completed.

Assuming the merger had been completed on November 1, 2010 the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended October 31, 2011 would have been approximately $2.5 million, $55.5 million, $(57.0) million and $1.0 million, respectively.

Note 12. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

34	Annual Report 2012

Columbia Global Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Global Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Equity Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 21, 2012

Annual Report 2012	35

Columbia Multi-Advisor International Value Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.4%
Issuer	Shares	Value ($)
Australia 6.2%
Alumina Ltd.	88,251	88,094

Asciano Ltd.	44,461	210,434

Australia and New Zealand Banking Group Ltd.	60,061	1,584,484

Bank of Queensland Ltd.	11,350	89,130

Bendigo and Adelaide Bank Ltd.(a)	19,244	161,180

Boral Ltd.	34,337	127,890

Caltex Australia Ltd.	5,317	93,950

Commonwealth Bank of Australia	20,005	1,198,010

Commonwealth Property Office Fund	1,217,545	1,363,110

David Jones Ltd.(a)	98,341	272,178

Echo Entertainment Group Ltd.	34,955	127,040

Fairfax Media Ltd.(a)	190,781	78,108

Harvey Norman Holdings Ltd.(a)	19,263	38,050

Iluka Resources Ltd.	32,531	333,679

Incitec Pivot Ltd.	47,295	154,905

Lend Lease Group(a)	20,682	185,678

Macmahon Holdings Ltd.	581,876	192,466

Macquarie Group Ltd.	24,900	822,486

Monadelphous Group Ltd.(a)	51,415	1,124,170

National Australia Bank Ltd.	43,576	1,164,557

Newcrest Mining Ltd.	3,566	98,350

Origin Energy Ltd.	47,379	557,704

OZ Minerals Ltd.	14,764	125,273

Qantas Airways Ltd.(b)	43,725	60,282

Santos Ltd.	40,615	484,259

Seven Group Holdings Ltd.	4,854	34,759

Sims Metal Management Ltd.	7,154	69,906

Suncorp Ltd.	60,837	592,585

Tatts Group Ltd.	47,987	139,370

Telstra Corp., Ltd.	68,233	293,231

Toll Holdings Ltd.	31,055	143,065

Transfield Services Ltd.	325,031	535,362

Treasury Wine Estates Ltd.	25,449	130,393

Wesfarmers Ltd.	27,636	996,260

Westpac Banking Corp.	12,428	328,571

Total		13,998,969

Belgium 0.7%
Ageas	8,109	206,373

D’ieteren SA/NV	1	48

Delhaize Group SA	8,721	333,403

KBC Groep NV	14,331	336,395

Common Stocks (continued)
Issuer	Shares	Value ($)
Solvay SA	3,286	395,079

UCB SA	3,984	232,374

Total		1,503,672

Brazil 0.2%
Cia de Saneamento Basico do Estado de Sao Paulo	7,800	330,196

Telefonica Brasil SA, ADR	9,277	204,279

Total		534,475

Canada 7.1%
Aimia, Inc.	140	2,097

Bell Aliant, Inc.	765	20,773

Cameco Corp.	22,200	430,552

Canadian Natural Resources Ltd.	3,564	107,633

Canadian Tire Corp., Ltd., Class A	3,622	259,152

Centerra Gold, Inc.	10,933	124,026

Cott Corp.(b)	33,435	255,778

Eastern Platinum Ltd.(b)	1,701,683	281,129

Empire Co., Ltd., Class A	1,369	79,762

EnCana Corp.(a)	5,139	115,772

Enerplus Corp.	10,348	166,293

Ensign Energy Services, Inc.	4,423	66,118

First Quantum Minerals Ltd.	8,266	185,804

Goldcorp, Inc.	8,323	376,449

Husky Energy, Inc.	14,937	404,552

Inmet Mining Corp.	1,751	90,289

Katanga Mining Ltd.(b)	82	39

Kinross Gold Corp.	68,400	679,377

Loblaw Companies Ltd.	5,500	190,648

Magna International, Inc.	16,749	744,586

Manulife Financial Corp.	95,216	1,176,436

Methanex Corp.	4,138	124,047

Morguard Real Estate Investment Trust(a)	16,800	302,779

Nexen, Inc.	45,325	1,082,354

Northern Property Real Estate Investment Trust	16,900	530,309

Pason Systems Corp.	52,900	861,760

Pengrowth Energy Corp.	16,112	96,632

Penn West Petroleum Ltd.(a)	19,277	250,336

Precision Drilling Corp.(b)	13,100	93,782

Progress Energy Resources Corp.	6,250	125,907

Progressive Waste Solutions Ltd.	4,534	87,752

Quebecor, Inc., Class B	302	10,535

Research In Motion Ltd.(b)	16,600	130,972

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Sun Life Financial, Inc.	30,982	768,385

Suncor Energy, Inc.	58,470	1,962,367

Talisman Energy, Inc.	52,300	592,777

Teck Resources Ltd., Class B	35,000	1,110,889

Thomson Reuters Corp.	19,961	562,006

TransAlta Corp.	10,034	159,941

Uranium One, Inc.(b)	16,678	36,237

Viterra, Inc.	100	1,576

Yamana Gold, Inc.	44,900	906,766

Yamana Gold, Inc.	31,653	639,707

Total		16,195,081

China 0.7%
AMVIG Holdings Ltd.	777,000	230,137

Asian Citrus Holdings Ltd.	727,000	406,134

China Communications Construction Co., Ltd., Class H	466,000	434,961

Spreadtrum Communications, Inc., ADR	18,170	418,819

Total		1,490,051

Denmark 1.3%
AP Moller — Maersk A/S, Class A	12	79,481

AP Moller — Maersk A/S, Class B	80	558,228

Carlsberg A/S, Class B	6,070	523,644

Christian Hansen Holding A/S	34,455	1,079,983

Danske Bank AS(b)	10,286	160,849

H Lundbeck A/S	3,022	52,613

Pandora A/S	22,949	364,450

TDC A/S	14,834	102,195

Total		2,921,443

Finland 0.2%
Kesko OYJ, Class A	199	6,371

Kesko OYJ, Class B	1,633	51,116

Neste Oil OYJ	3,598	44,980

Stora Enso OYJ, Class R	21,785	137,456

UPM-Kymmene OYJ	24,152	258,576

Total		498,499

France 11.0%
ArcelorMittal	28,793	426,568

Arkema SA	1,451	132,289

AXA SA	55,602	883,920

BNP Paribas SA	51,957	2,613,622

Boiron SA	9,335	298,859

Bollore SA(a)	379	112,322

Bouygues SA	17,685	425,325

Common Stocks (continued)
Issuer	Shares	Value ($)
Cap Gemini SA	7,538	316,853

Casino Guichard Perrachon SA	2,225	194,319

Cie de St. Gobain	28,290	997,005

Cie Generale de Geophysique-Veritas(b)	7,299	238,502

Cie Generale des Etablissements Michelin	8,129	698,142

Credit Agricole SA(b)	29,668	223,342

Electricite de France SA	12,008	254,085

Euler Hermes SA	3,335	229,879

France Telecom SA	98,084	1,093,585

GDF Suez	54,442	1,249,353

Ingenico	11,770	623,042

IPSOS	14,558	511,548

Lafarge SA	10,100	591,456

Lagardere SCA	4,736	129,432

Medica SA	25,490	455,606

Mersen	14,619	369,589

Metropole Television SA	34,525	481,281

Natixis	36,184	118,563

Neopost SA(a)	16,847	922,253

Nexans SA	14,559	619,617

Peugeot SA(a)(b)	5,014	32,079

Renault SA	16,915	756,610

Rexel SA	3,940	71,317

Rubis SCA	12,703	774,842

Sanofi	31,816	2,796,781

Societe Generale SA(b)	37,012	1,176,540

STMicroelectronics NV	32,466	190,920

Thales SA	834	29,333

Total SA	43,724	2,200,039

Vivendi SA	82,986	1,697,870

Total		24,936,688

Germany 9.1%
Allianz SE, Registered Shares	18,959	2,350,720

Aurubis AG	7,830	495,061

BASF SE	6,562	543,746

Bayerische Motoren Werke AG	5,778	460,208

Bilfinger SE	8,693	850,578

Celesio AG	44	852

Commerzbank AG(b)	75,790	145,191

Daimler AG, Registered Shares	31,315	1,462,216

Deutsche Bank AG, Registered Shares	44,140	2,000,705

Deutsche Lufthansa AG, Registered Shares	17,199	262,828

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Multi-Advisor International Value Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Deutsche Telekom AG, Registered Shares	6,826	77,938

E.ON AG	69,931	1,588,937

ElringKlinger AG	16,894	469,037

Fielmann AG(a)	8,113	789,726

Freenet AG	27,487	454,426

GFK SE	10,390	473,095

Gildemeister AG	27,333	506,084

HeidelbergCement AG	4,307	228,269

KHD Humboldt Wedag International AG	99,807	601,934

MTU Aero Engines Holding AG	10,750	902,619

Muenchener Rueckversicherungs AG, Registered Shares	5,344	858,901

Norma Group AG	24,447	675,566

QIAGEN NV(b)	21,292	369,946

Rational AG	1,471	371,985

RWE AG	12,595	575,538

Salzgitter AG	551	23,843

Siemens AG, Registered Shares	4,396	441,813

Symrise AG	54,669	1,965,280

ThyssenKrupp AG	27,186	618,588

Volkswagen AG	982	191,432

Total		20,757,062

Greece —%
Coca Cola Hellenic Bottling Co. SA	3,335	71,324

Hong Kong 2.2%
AAC Technologies Holdings, Inc.	126,000	448,621

ASM Pacific Technology Ltd.(a)	30,600	340,400

Cheung Kong Holdings Ltd.	22,000	324,270

Dah Sing Banking Group Ltd.	3,200	3,189

Emperor Watch & Jewellery, Ltd.(a)	3,600,000	341,562

Henderson Land Development Co., Ltd.	46,066	317,686

Hongkong & Shanghai Hotels (The)	6,250	8,242

Hongkong Land Holdings Ltd.	82,000	518,468

Hopewell Holdings Ltd.	20,000	71,897

Hutchison Whampoa Ltd.	103,000	1,009,037

New World Development Co., Ltd.	302,388	465,249

Orient Overseas International Ltd.	10,000	62,961

Pacific Basin Shipping Ltd.	882,000	470,743

Wharf Holdings Ltd.	81,000	552,282

Wheelock & Co., Ltd.	30,000	130,858

Total		5,065,465

Common Stocks (continued)
Issuer	Shares	Value ($)
Ireland 1.3%
DCC PLC	10,315	294,737

Dragon Oil PLC	59,871	536,223

Glanbia PLC	70,615	669,982

Governor & Co. of the Bank of Ireland (The)(b)	963,136	113,602

Jazz Pharmaceuticals PLC(b)	11,319	608,170

Smurfit Kappa Group PLC	56,639	624,007

Total		2,846,721

Israel 0.2%
Bank Hapoalim BM(b)	60,386	237,274

Israel Discount Bank Ltd., Class A(b)	108,982	153,779

Total		391,053

Italy 1.2%
Enel SpA	60,653	227,984

ENI SpA	38,306	879,307

Fiat SpA(b)	13,409	65,349

Parmalat SpA	209	473

Recordati SpA	69,803	558,684

Telecom Italia SpA	801,956	738,533

UniCredit SpA(b)	66,443	293,325

Unione di Banche Italiane SCPA	6,692	26,299

Total		2,789,954

Japan 15.6%
77 Bank Ltd. (The)	12,000	45,698

Aeon Co., Ltd.(a)	3,500	38,173

Aeon Delight Co., Ltd.	22,400	460,896

Aisin Seiki Co., Ltd.	16,200	473,110

Alfresa Holdings Corp.	1,500	67,812

Amada Co., Ltd.	15,000	76,165

Ariake Japan Co., Ltd.	18,700	398,746

Arnest One Corp.	53,200	789,267

Asahi Glass Co., Ltd.	47,000	319,498

Asahi Kasei Corp.	10,000	55,013

Autobacs Seven Co., Ltd.	800	32,829

Canon Marketing Japan, Inc.	1,500	21,862

Canon, Inc.	13,200	428,996

Casio Computer Co., Ltd.	3,600	27,549

Citizen Holdings Co., Ltd.	9,700	49,230

Coca-Cola West Co., Ltd.	2,100	32,193

Cosmo Oil Company Ltd.	26,000	46,244

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
CyberAgent, Inc.	120	239,816

Dai Nippon Printing Co., Ltd.	22,000	155,893

Daicel Corp.	13,000	78,051

Daiichikosho Co., Ltd.	25,300	625,960

FCC Co., Ltd.(a)	39,600	711,202

Fuji Heavy Industries Ltd.	63,000	607,327

Fuji Machine Manufacturing Co., Ltd.	26,900	381,053

Fuji Media Holdings, Inc.	14	20,734

FUJIFILM Holdings Corp.	21,800	367,992

Fukuoka Financial Group, Inc.	27,000	105,586

Fukuyama Transporting Co., Ltd.	6,000	31,495

Fuyo General Lease Co., Ltd.	22,100	618,409

H2O Retailing Corp.	4,000	41,146

Hachijuni Bank Ltd. (The)	14,000	72,321

Hakuhodo DY Holdings, Inc.	770	46,145

Hankyu Hanshin Holdings, Inc.	7,000	38,751

Hitachi Capital Corp.	1,600	30,727

Hitachi Ltd.	111,000	588,652

Hogy Medical Co., Ltd.	15,300	782,802

Honda Motor Co., Ltd.	14,600	438,923

Horiba Ltd.	15,600	425,655

House Foods Corp.	2,800	45,190

Idemitsu Kosan Co., Ltd.	1,000	86,067

Inpex Corp.	26	148,119

Isetan Mitsukoshi Holdings Ltd.	14,600	142,913

ITOCHU Corp.	64,000	640,612

J Front Retailing Co., Ltd.	16,000	83,203

Japan Petroleum Exploration Co.	10,300	387,693

JFE Holdings, Inc.	35,100	495,399

JTEKT Corp.	9,600	72,092

JX Holdings, Inc.	175,900	936,855

K’s Holdings Corp.	12,700	339,621

Kamigumi Co., Ltd.	10,000	80,650

Kaneka Corp.	9,000	43,905

Kato Sangyo Co., Ltd.	27,000	488,350

Kinden Corp.	5,000	31,305

Kinki Sharyo Co., Ltd.	127,000	409,230

Kobe Steel Ltd.(b)	68,000	59,694

Konica Minolta Holdings, Inc.	39,000	259,462

Kyocera Corp.	1,900	167,121

LIXIL Group Corp.	2,200	48,638

Mandom Corp.	14,500	382,663

Marui Group Co., Ltd.	8,400	60,425

Mazda Motor Corp.(b)	118,000	140,741

Common Stocks (continued)
Issuer	Shares	Value ($)
Medipal Holdings Corp.	4,800	61,130

Miraca Holdings, Inc.	14,400	608,126

Mitsubishi Chemical Holdings Corp.	50,000	198,028

Mitsubishi Corp.	65,200	1,164,012

Mitsubishi Gas Chemical Co., Inc.	31,000	153,165

Mitsubishi Heavy Industries Ltd.	25,000	105,302

Mitsubishi Logistics Corp.	4,000	51,586

Mitsubishi Materials Corp.	38,000	110,485

Mitsubishi UFJ Financial Group, Inc.	599,800	2,713,476

Mitsui & Co., Ltd.	26,400	372,114

Mitsui Chemicals, Inc.	31,000	64,084

Mitsui OSK Lines Ltd.(a)	47,000	112,656

Miura Co., Ltd.	11,000	251,390

Nagase & Co., Ltd.	2,000	21,335

NEC Corp.(a)(b)	97,000	186,051

NGK Spark Plug Co., Ltd.	5,000	55,993

Nifco, Inc.(a)	40,400	918,085

Nippon Electric Glass Co., Ltd.	17,000	86,524

Nippon Express Co., Ltd.	90,000	329,353

Nippon Meat Packers, Inc.	8,000	99,281

Nippon Paper Group, Inc.(a)	4,200	48,033

Nippon Sheet Glass Co., Ltd.	28,000	23,191

Nippon Steel & Sumitomo Metal Corp.	209,000	461,330

Nippon Telegraph & Telephone Corp.	11,400	521,301

Nippon Television Holdings, Inc.	1,500	19,401

Nippon Yusen KK	59,000	112,462

Nissan Shatai Co., Ltd.	3,000	32,828

Nisshin Seifun Group, Inc.	7,000	87,475

Nisshinbo Holdings, Inc.	4,000	26,168

Nomura Holdings, Inc.	133,500	482,583

NTN Corp.(a)	17,000	30,498

Obayashi Corp.	26,000	116,315

Otsuka Holdings Co., Ltd.	16,200	499,407

Panasonic Corp.	94,600	573,802

Ricoh Co., Ltd.(a)	24,000	200,853

Rohm Co., Ltd.	3,600	116,267

SBI Holdings, Inc.(a)	8,480	59,385

Seiko Epson Corp.(a)	4,800	26,694

Seino Holdings Corp.	4,000	23,063

Sekisui House Ltd.	22,000	224,949

Sharp Corp.(a)	70,000	151,010

Shinko Plantech Co., Ltd.	72,400	594,807

Shinsei Bank Ltd.	49,000	71,839

Showa Shell Sekiyu KK	8,000	44,538

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Multi-Advisor International Value Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
SKY Perfect JSAT Holdings, Inc.	55	25,131

Sojitz Corp.	44,200	54,870

Sony Corp.	60,900	721,080

Sumitomo Chemical Co., Ltd.	7,000	19,672

Sumitomo Corp.	52,900	721,175

Sumitomo Electric Industries Ltd.	57,700	620,719

Sumitomo Forestry Co., Ltd.	3,500	31,322

Sumitomo Metal Mining Co., Ltd.	2,000	26,340

Sumitomo Mitsui Financial Group, Inc.	71,800	2,193,993

Sumitomo Mitsui Trust Holdings, Inc.	26,000	78,905

Suzuken Co., Ltd.	3,000	94,700

Taisei Corp.	41,000	113,044

Taiyo Holdings Co., Ltd.	10,500	295,440

Takashimaya Co., Ltd.	10,000	65,773

Teijin Ltd.	32,000	73,386

Tokyo Broadcasting System Holdings, Inc.	1,900	18,475

Toppan Printing Co Ltd	22,000	127,153

Tosoh Corp.(a)	20,000	39,152

Toyo Seikan Kaisha Ltd.	5,800	61,662

Toyoda Gosei Co., Ltd.	1,700	33,478

Toyota Motor Corp.	27,900	1,075,745

Toyota Tsusho Corp.	8,400	183,479

Tsuruha Holdings, Inc.	6,600	500,283

UNY Co., Ltd.	5,400	38,427

Ushio, Inc.	27,500	290,156

Wacoal Holdings Corp.	3,000	33,753

Xebio Co., Ltd.	18,100	354,175

Yamaguchi Financial Group, Inc.	4,000	33,142

Yamaha Corp.	5,300	47,628

Yamato Kogyo Co., Ltd.	1,300	36,516

Total		35,541,018

Netherlands 2.9%
Aegon NV	151,856	847,935

Akzo Nobel NV	9,136	496,993

ING Groep NV-CVA(b)	243,890	2,154,660

Koninklijke Ahold NV	57,359	730,299

Koninklijke Boskalis Westminster NV	44,594	1,698,756

Koninklijke DSM NV	10,903	559,836

Randstad Holding NV	3,806	124,241

Total		6,612,720

Common Stocks (continued)
Issuer	Shares	Value ($)
New Zealand 0.5%
Auckland International Airport Ltd.	233,472	515,005

Fletcher Building Ltd.	19,366	112,012

SKYCITY Entertainment Group Ltd.	159,156	507,625

Total		1,134,642

Norway 1.1%
Atea ASA	42,111	448,712

BW Offshore Ltd.	5,315	3,123

DNB ASA	15,401	192,334

Electromagnetic GeoServices AS(b)	276,493	601,356

Farstad Shipping ASA	11,081	236,146

Kongsberg Automotive Holding ASA(b)	761,674	229,786

Marine Harvest ASA(b)	101,658	79,881

Norsk Hydro ASA	40,880	184,062

Orkla ASA	30,627	242,274

Petroleum Geo-Services ASA	7,574	130,589

Stolt-Nielsen Ltd.	474	8,688

Subsea 7 SA	1,834	40,242

Telenor ASA	631	12,407

Veripos, Inc.(b)	172	498

Total		2,410,098

Philippines 0.2%
Energy Development Corp.	2,402,000	388,910

Poland 0.2%
PGE SA	97,639	529,076

Portugal 0.2%
Banco Espirito Santo SA, Registered Shares(b)	390,127	379,247

EDP Renovaveis SA(b)	2,909	13,830

Portugal Telecom SGPS SA, Registered Shares	16,238	81,683

Total		474,760

Russian Federation 0.1%
Sberbank of Russia, ADR	26,141	307,418

Singapore 3.7%
Ascendas Real Estate Investment Trust	474,000	914,558

CapitaLand Ltd.	168,000	447,409

CapitaMall Trust	886,099	1,524,621

DBS Group Holdings Ltd.	70,600	801,764

Ezra Holdings Ltd.(b)	676,000	615,030

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Golden Agri-Resources Ltd.	287,000	146,581

Hyflux Ltd.(a)	385,000	424,427

Indofood Agri Resources Ltd.	21,000	21,608

Neptune Orient Lines Ltd.(a)(b)	45,000	42,590

Overseas Union Enterprise Ltd.(a)	8,000	17,345

SATS Ltd.	426,000	971,289

SIA Engineering Co., Ltd.	331,000	1,138,741

Singapore Airlines Ltd.	36,000	311,997

SMRT Corp., Ltd.(a)	188,000	267,112

StarHub Ltd.	281,000	845,419

Total		8,490,491

South Korea 0.9%
Capro Corp.	17,340	205,161

GS Home Shopping, Inc.	3,491	445,094

Hyundai Home Shopping Network Corp.	5,270	625,509

LG Fashon Corp.	8,840	246,389

Youngone Holdings Co., Ltd.	10,010	556,712

Total		2,078,865

Spain 2.2%
Acciona SA	786	48,229

Banco de Sabadell SA(a)(b)	36,337	88,450

Banco Popular Espanol SA(a)	34,444	53,708

Banco Santander SA	515,865	3,870,746

CaixaBank SA	13,397	50,704

Prosegur Cia de Seguridad SA, Registered Shares	94,259	513,130

Telefonica SA	26,002	342,417

Total		4,967,384

Sweden 2.5%
AF AB, Class B	24,411	541,923

Boliden AB	29,332	512,533

Meda AB, Class A	3,656	37,398

MQ Holding AB	129,939	368,293

Nordea Bank AB	146,551	1,331,197

Saab AB, Class B	36,981	702,499

Skandinaviska Enskilda Banken AB, Class A	119,856	993,846

SSAB AB, Class A	5,139	36,771

SSAB AB, Class B	2,115	13,073

Svenska Cellulosa AB, Class A	2,420	47,467

Svenska Cellulosa AB, Class B	38,561	751,117

Common Stocks (continued)
Issuer	Shares	Value ($)
Telefonaktiebolaget LM Ericsson, Class B	33,652	295,785

Total		5,631,902

Switzerland 3.7%
Adecco SA, Registered Shares	6,601	319,241

Alpiq Holding AG, Registered Shares(b)	90	14,708

Aryzta AG(b)	2,775	138,556

Baloise Holding AG, Registered Shares	7,487	625,458

Clariant AG, Registered Shares	988	10,577

Credit Suisse Group AG, Registered Shares(b)	3,722	86,286

Holcim Ltd., Registered Shares	12,968	884,910

Lonza Group AG, Registered Shares	18	912

Nestlé SA, Registered Shares	6,528	414,265

Novartis AG, Registered Shares	41,463	2,495,438

Roche Holding AG, Genusschein Shares	2,436	468,472

Sulzer AG, Registered Shares	577	83,517

Swiss Re AG	3,470	239,766

UBS AG, Registered Shares	90,910	1,362,723

Zurich Insurance Group AG(b)	4,633	1,141,709

Total		8,286,538

Taiwan 0.2%
Huaku Development Co., Ltd.	153,680	312,628

Thailand 0.4%
Bangkok Bank PCL, Foreign Registered Shares	83,100	488,436

PTT PCL, Foreign Registered Shares	41,100	424,932

Total		913,368

United Arab Emirates 0.2%
Emaar Properties PJSC	533,253	521,934

United Kingdom 22.1%
Amarin Corp. PLC, ADR(b)	10,857	127,895
Anglo American PLC	783	24,046

AstraZeneca PLC	20,657	959,221

Aviva PLC	359,326	1,921,663

AZ Electronic Materials SA	148,084	847,150

Barclays PLC	630,739	2,315,619

Bodycote PLC	73,211	445,758

BP PLC	890,454	6,370,085

Carnival PLC, ADR(a)	7,128	281,770

Cobham PLC	130,035	451,164

Croda International PLC	51,052	1,813,297

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Multi-Advisor International Value Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
De La Rue PLC	67,235	1,149,020

Diploma PLC	82,390	595,115

Domino Printing Sciences PLC	79,149	692,278

Eurasian Natural Resources Corp., PLC	8,331	44,056

Evraz PLC	163	621

Fenner PLC	83,802	488,065

Greene King PLC	51,554	494,180

Halma PLC	71,276	474,349

HSBC Holdings PLC	243,848	2,395,686

HSBC Holdings PLC, ADR(a)	69,317	3,421,487

Intermediate Capital Group PLC	101,836	501,559

International Consolidated Airlines Group SA(b)	26,992	70,260

Interserve PLC	82,652	520,180

Investec PLC	17,542	103,156

J Sainsbury PLC	46,796	267,783

Kazakhmys PLC	6,808	77,894

Kingfisher PLC	87,679	409,619

Laird PLC	202,104	685,557

Lancashire Holdings Ltd.	25,285	352,136

Lloyds Banking Group PLC(b)	1,793,163	1,174,125

Mondi PLC	1,923	21,164

Old Mutual PLC	174,727	484,981

Resolution Ltd.	53,429	188,220

Rexam PLC	124,352	896,406

Rotork PLC	52,209	1,919,266

Royal Bank of Scotland Group PLC, ADR(b)	16,770	149,924

Royal Dutch Shell PLC, Class A(a)	73,776	2,529,752

Royal Dutch Shell PLC, Class B	85,351	3,017,087

Serco Group PLC	69,990	639,841

Spectris PLC	31,277	872,177

Spirax-Sarco Engineering PLC	19,258	601,351

TT electronics PLC	125,339	252,832

Ultra Electronics Holdings PLC	33,508	915,464

Victrex PLC	39,558	909,673

Vodafone Group PLC	1,587,009	4,308,940

Vodafone Group PLC, ADR	71,816	1,954,832

WPP PLC, ADR	1,938	125,272

Xstrata PLC	73,278	1,157,808

Total		50,419,784

United States 0.3%
CF Industries Holdings, Inc.	993	203,754

Onyx Pharmaceuticals, Inc.(b)	3,580	280,529

Common Stocks (continued)
Issuer	Shares	Value ($)
Regeneron Pharmaceuticals, Inc.(b)	1,948	277,200

Total		761,483

Total Common Stocks (Cost: $217,805,794)		223,783,476

Exchange-Traded Funds 0.5%
	Shares	Value ($)

iShares MSCI EAFE Index Fund	22,828	1,222,896

Total Exchange-Traded Funds (Cost: $1,224,102)		1,222,896

Money Market Funds 0.8%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.149%(c)(d)	1,747,054	1,747,054

Total Money Market Funds (Cost: $1,747,054)		1,747,054

Investments of Cash Collateral Received for Securities on Loan 2.3%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Repurchase Agreements 2.3%
BNP Paribas Securities Corp. dated 10/31/12, matures 11/01/12, repurchase price
$72,607(e)	0.280%	72,606	72,606

Mizuho Securities USA, Inc. dated 10/31/12, matures 11/01/12, repurchase price
$55,464(e)	0.350%	55,464	55,464

Nomura Securities dated 10/31/12, matures 11/01/12, repurchase price
$5,000,050(e)	0.360%	5,000,000	5,000,000

Total			5,128,070

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $5,128,070)			5,128,070

Total Investments (Cost: $225,905,020)			231,881,496

Other Assets & Liabilities, Net			(4,453,767)

Net Assets			227,427,729

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Portfolio of Investments (continued)

October 31, 2012

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2012

Counterparty	Exchange Date		Currency to be Delivered			Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets, Inc.	December 4, 2012	(CAD)	1,365,000	(USD	)	1,394,213	28,441	—

Citigroup Global Markets, Inc.	December 4, 2012	(KRW)	2,563,571,000	(USD	)	2,297,560	—	(48,723)

Citigroup Global Markets, Inc.	December 4, 2012	(NOK)	5,594,000	(USD	)	977,436	—	(2,584)

Citigroup Global Markets, Inc.	December 4, 2012	(PHP)	14,422,000	(USD	)	347,217	—	(2,735)

Citigroup Global Markets, Inc.	December 4, 2012	(THB)	30,000,000	(USD	)	974,216	—	(2,511)

Citigroup Global Markets, Inc.	December 4, 2012	(TWD)	10,177,000	(USD	)	348,072	—	(283)

Citigroup Global Markets, Inc.	December 4, 2012	(USD)	1,257,883	(AUD	)	1,229,000	14,546	—

Citigroup Global Markets, Inc.	December 4, 2012	(USD)	907,261	(CHF	)	848,000	3,748	—

Citigroup Global Markets, Inc.	December 4, 2012	(USD)	2,438,447	(EUR	)	1,886,000	6,813	—

Citigroup Global Markets, Inc.	December 4, 2012	(USD)	143,549	(EUR	)	110,000	—	(931)

Citigroup Global Markets, Inc.	December 4, 2012	(USD)	3,628,237	(GBP	)	2,262,000	21,661	—

Citigroup Global Markets, Inc.	December 4, 2012	(USD)	216,552	(ILS	)	829,000	—	(3,396)

Citigroup Global Markets, Inc.	December 4, 2012	(USD)	138,936	(JPY	)	11,133,000	561	—

Citigroup Global Markets, Inc.	December 4, 2012	(USD)	696,577	(SGD	)	855,000	4,334	—

J.P. Morgan Securities, Inc.	January 31, 2013	(AUD)	1,246,500	(USD	)	1,280,953	—	(3,490)

J.P. Morgan Securities, Inc.	January 31, 2013	(NZD)	800,500	(USD	)	653,370	—	(991)
Total							80,104	(65,644)

Notes to Portfolio of Investments

(a)	At October 31, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at October 31, 2012.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	4,331,412	90,009,467	(92,593,825)	1,747,054	3,242	1,747,054

(e)	The following table represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
BNP Paribas Securities Corp. (0.280%)
United States Treasury Bill	5

United States Treasury Note/Bond	74,053

Total market value of collateral securities	74,058

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.350%)
Cash Collateral in Lieu of Securities	1,704

United States Treasury Bill	17,141

United States Treasury Inflation Indexed Bonds	307

United States Treasury Note/Bond	36,801

United States Treasury Strip Coupon	586

Total market value of collateral securities	56,539

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Multi-Advisor International Value Fund

Portfolio of Investments (continued)

October 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Nomura Securities (0.360%)
Fannie Mae Pool	315,153

Freddie Mac Gold Pool	744,912

Ginnie Mae I Pool	1,294,133

Ginnie Mae II Pool	2,745,802

Total market value of collateral securities	5,100,000

Abbreviation Legend

ADR	American Depositary Receipt

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thailand Baht
TWD	Taiwan Dollar
USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	1,985,418	21,015,156	—	23,000,574

Consumer Staples	527,764	8,091,758	—	8,619,522

Energy	6,393,072	21,247,629	—	27,640,701

Financials	6,349,319	56,611,816	—	62,961,135

Health Care	1,293,795	10,841,131	—	12,134,926

Industrials	87,752	34,798,689	—	34,886,441

Information Technology	549,790	10,062,393	—	10,612,183

Materials	4,722,277	19,875,831	—	24,598,108

Telecommunication Services	2,179,884	10,569,945	—	12,749,829

Utilities	490,137	6,089,920	—	6,580,057

Exchange-Traded Funds	1,222,896	—	—	1,222,896

Total Equity Securities	25,802,104	199,204,268	—	225,006,372

Other

Money Market Funds	1,747,054	—	—	1,747,054

Investments of Cash Collateral Received for Securities on Loan	—	5,128,070	—	5,128,070

Total Other	1,747,054	5,128,070	—	6,875,124

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Multi-Advisor International Value Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	27,549,158	204,332,338	—	231,881,496
Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	80,104	—	80,104

Liabilities

Forward Foreign Currency Exchange Contracts	—	(65,644)	—	(65,644)

Total	27,549,158	204,346,798	—	231,895,956

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Statement of Assets and Liabilities

October 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $219,029,896)	$225,006,372

Affiliated issuers (identified cost $1,747,054)	1,747,054

Investment of cash collateral received for securities on loan

Repurchase agreements (identified cost $5,128,070)	5,128,070

Total investments (identified cost $225,905,020)	231,881,496

Foreign currency (identified cost $26,078)	26,236

Unrealized appreciation on forward foreign currency exchange contracts	80,104

Receivable for:

Investments sold	672,463

Capital shares sold	43,836

Dividends	639,340

Interest	6,208

Reclaims	365,640

Expense reimbursement due from Investment Manager	14,408

Prepaid expenses	3,412

Other assets	646

Total assets	233,733,789

Liabilities

Due upon return of securities on loan	5,128,070

Unrealized depreciation on forward foreign currency exchange contracts	65,644

Payable for:

Investments purchased	157,115

Capital shares purchased	680,182

Investment management fees	27,980

Distribution fees	9,564

Transfer agent fees	55,831

Administration fees	2,487

Plan administration fees	7

Compensation of board members	29,485

Other expenses	144,531

Other liabilities	5,164

Total liabilities	6,306,060

Net assets applicable to outstanding capital stock	$227,427,729

Represented by

Paid-in capital	$565,002,507

Undistributed net investment income	3,890,490

Accumulated net realized loss	(347,443,647)

Unrealized appreciation (depreciation) on:

Investments	5,976,476

Foreign currency translations	(12,557)

Forward foreign currency exchange contracts	14,460

Total — representing net assets applicable to outstanding capital stock	$227,427,729

* Value of securities on loan	$4,785,325

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Multi-Advisor International Value Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A

Net assets	$209,595,814

Shares outstanding	39,658,132

Net asset value per share	$5.29

Maximum offering price per share(a)	$5.61

Class B

Net assets	$13,109,488

Shares outstanding	2,626,009

Net asset value per share	$4.99

Class C

Net assets	$4,443,272

Shares outstanding	902,568

Net asset value per share	$4.92

Class I

Net assets	$7,519

Shares outstanding	1,387

Net asset value per share	$5.42

Class K(b)

Net assets	$214,128

Shares outstanding	39,723

Net asset value per share	$5.39

Class Z

Net assets	$57,508

Shares outstanding	10,648

Net asset value per share	$5.40

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$9,779,078
Dividends — affiliated issuers	3,242
Interest	27
Income from securities lending — net	322,354
Foreign taxes withheld	(958,619)

Total income	9,146,082

Expenses:
Investment management fees	2,334,515
Distribution fees
Class A	591,087
Class B	181,471
Class C	50,234
Transfer agent fees
Class A	1,065,571
Class B	80,828
Class C	22,592
Class K(a)	105
Class Z	306
Administration fees	207,913
Plan administration fees
Class K(a)	524
Compensation of board members	14,038
Custodian fees	110,227
Printing and postage fees	129,706
Registration fees	82,761
Professional fees	48,483
Other	31,475

Total expenses	4,951,836
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(893,307)
Expense reductions	(40)

Total net expenses	4,058,489

Net investment income	5,087,593

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(18,091,437)
Foreign currency translations	(404,220)
Forward foreign currency exchange contracts	(158,511)
Futures contracts	143,667
Options contracts written	139

Net realized loss	(18,510,362)
Net change in unrealized appreciation (depreciation) on:
Investments	14,259,504
Foreign currency translations	(43,352)
Forward foreign currency exchange contracts	102,331
Futures contracts	(181,128)
Foreign capital gains tax	4,356

Net change in unrealized appreciation (depreciation)	14,141,711

Net realized and unrealized loss	(4,368,651)

Net increase in net assets resulting from operations	$718,942

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Multi-Advisor International Value Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations

Net investment income	$5,087,593	$8,743,336

Net realized gain (loss)	(18,510,362)	26,337,674

Net change in unrealized appreciation (depreciation)	14,141,711	(57,378,899)

Net increase (decrease) in net assets resulting from operations	718,942	(22,297,889)

Distributions to shareholders:

Net investment income

Class A	(8,809,024)	(12,527,546)

Class B	(458,582)	(998,877)

Class C	(145,101)	(220,987)

Class I	(299)	(6,811,007)

Class K(a)	(7,634)	(12,836)

Class Z	(2,110)	(93)

Total distributions to shareholders	(9,422,750)	(20,571,346)

Increase (decrease) in net assets from capital stock activity	(80,528,250)	(311,771,877)

Total decrease in net assets	(89,232,058)	(354,641,112)

Net assets at beginning of year	316,659,787	671,300,899

Net assets at end of year	$227,427,729	$316,659,787

Undistributed net investment income	$3,890,490	$7,336,060

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	2,200,683	10,969,583	3,857,091	23,411,578

Distributions reinvested	1,755,690	8,462,426	2,000,699	11,984,187

Redemptions	(17,547,736)	(89,646,398)	(22,281,486)	(134,506,798)

Net decrease	(13,591,363)	(70,214,389)	(16,423,696)	(99,111,033)

Class B shares

Subscriptions	30,158	143,430	63,365	358,914

Distributions reinvested	97,261	445,457	171,626	973,120

Redemptions(a)	(2,045,056)	(9,610,700)	(4,090,774)	(23,486,889)

Net decrease	(1,917,637)	(9,021,813)	(3,855,783)	(22,154,855)

Class C shares

Subscriptions	63,725	301,385	88,817	499,657

Distributions reinvested	30,557	138,119	37,292	209,578

Redemptions	(364,136)	(1,737,861)	(563,600)	(3,190,086)

Net decrease	(269,854)	(1,298,357)	(437,491)	(2,480,851)

Class I shares

Subscriptions	—	—	856,013	5,431,784

Distributions reinvested	—	—	1,111,042	6,810,686

Redemptions	—	—	(31,445,200)	(200,189,095)

Net increase (decrease)	—	—	(29,478,145)	(187,946,625)

Class K shares(b)

Subscriptions	—	—	569	3,539

Distributions reinvested	1,518	7,452	2,072	12,640

Redemptions	(1,182)	(6,256)	(24,714)	(157,566)

Net increase (decrease)	336	1,196	(22,073)	(141,387)

Class Z shares

Subscriptions	20,517	109,191	12,144	78,648

Distributions reinvested	340	1,673	—	—

Redemptions	(20,301)	(105,751)	(2,463)	(15,774)

Net increase	556	5,113	9,681	62,874

Total net decrease	(15,777,962)	(80,528,250)	(50,207,507)	(311,771,877)

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Multi-Advisor International Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$5.40		$6.13		$5.67	$5.02		$12.14

Income from investment operations:

Net investment income	0.10		0.09		0.08	0.08		0.22

Net realized and unrealized gain (loss)	(0.04)		(0.63)		0.50	1.04		(6.16)

Total from investment operations	0.06		(0.54)		0.58	1.12		(5.94)

Less distributions to shareholders:

Net investment income	(0.17)		(0.19)		(0.12)	—		—

Net realized gains	—		—		—	(0.47)		(1.18)

Total distributions to shareholders	(0.17)		(0.19)		(0.12)	(0.47)		(1.18)

Net asset value, end of period	$5.29		$5.40		$6.13	$5.67		$5.02

Total return	1.50%		(9.12%)		10.36%	24.97	%(a)	(53.60%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.84%		1.63%		1.57%	1.48%		1.29%

Net expenses after fees waived or expenses reimbursed(c)	1.50	%(d)	1.63	%(d)	1.57%	1.48%		1.29%

Net investment income	2.02	%(d)	1.50	%(d)	1.37%	1.73%		2.42%

Supplemental data

Net assets, end of period (in thousands)	$209,596		$287,441		$427,389	$710,323		$659,381

Portfolio turnover	79%		21%		34%	63%		40%

Notes to Financial Highlights

(a)	The Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$5.07		$5.75		$5.32	$4.78		$11.69

Income from investment operations:

Net investment income	0.06		0.05		0.03	0.05		0.15

Net realized and unrealized gain (loss)	(0.04)		(0.61)		0.48	0.96		(5.88)

Total from investment operations	0.02		(0.56)		0.51	1.01		(5.73)

Less distributions to shareholders:

Net investment income	(0.10)		(0.12)		(0.08)	—		—

Net realized gains	—		—		—	(0.47)		(1.18)

Total distributions to shareholders	(0.10)		(0.12)		(0.08)	(0.47)		(1.18)

Net asset value, end of period	$4.99		$5.07		$5.75	$5.32		$4.78

Total return	0.67%		(9.90%)		9.63%	23.82	%(a)	(53.90%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	2.58%		2.38%		2.35%	2.25%		2.05%

Net expenses after fees waived or expenses reimbursed(c)	2.25	%(d)	2.38	%(d)	2.35%	2.25%		2.05%

Net investment income	1.31	%(d)	0.84	%(d)	0.62%	1.03%		1.69%

Supplemental data

Net assets, end of period (in thousands)	$13,109		$23,042		$48,327	$80,458		$112,548

Portfolio turnover	79%		21%		34%	63%		40%

Notes to Financial Highlights

(a)	The Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia Multi-Advisor International Value Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$5.03		$5.73		$5.31	$4.76		$11.66

Income from investment operations:

Net investment income	0.06		0.04		0.03	0.04		0.14

Net realized and unrealized gain (loss)	(0.04)		(0.59)		0.48	0.98		(5.86)

Total from investment operations	0.02		(0.55)		0.51	1.02		(5.72)

Less distributions to shareholders:

Net investment income	(0.13)		(0.15)		(0.09)	—		—

Net realized gains	—		—		—	(0.47)		(1.18)

Total distributions to shareholders	(0.13)		(0.15)		(0.09)	(0.47)		(1.18)

Net asset value, end of period	$4.92		$5.03		$5.73	$5.31		$4.76

Total return	0.60%		(9.94%)		9.66%	24.14	%(a)	(53.96%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	2.59%		2.38%		2.33%	2.24%		2.04%

Net expenses after fees waived or expenses reimbursed(c)	2.24	%(d)	2.38	%(d)	2.33%	2.24%		2.04%

Net investment income	1.29	%(d)	0.76	%(d)	0.60%	1.01%		1.68%

Supplemental data

Net assets, end of period (in thousands)	$4,443		$5,896		$9,218	$10,917		$12,610

Portfolio turnover	79%		21%		34%	63%		40%

Notes to Financial Highlights

(a)	The Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$5.55	$6.31	$5.83	$5.12		$12.30

Income from investment operations:

Net investment income	0.13	0.15	0.11	0.12		0.27

Net realized and unrealized gain (loss)	(0.04)	(0.68)	0.53	1.06		(6.27)

Total from investment operations	0.09	(0.53)	0.64	1.18		(6.00)

Less distributions to shareholders:

Net investment income	(0.22)	(0.23)	(0.16)	—		—

Net realized gains	—	—	—	(0.47)		(1.18)

Total distributions to shareholders	(0.22)	(0.23)	(0.16)	(0.47)		(1.18)

Net asset value, end of period	$5.42	$5.55	$6.31	$5.83		$5.12

Total return	1.93%	(8.72%)	11.25%	25.72	%(a)	(53.37%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.15%	1.00%	0.95%	0.83%		0.84%

Net expenses after fees waived or expenses reimbursed(c)	1.03%	1.00%	0.95%	0.83%		0.84%

Net investment income	2.53%	2.31%	1.96%	2.49%		3.02%

Supplemental data

Net assets, end of period (in thousands)	$8	$8	$185,979	$182,889		$95,736

Portfolio turnover	79%	21%	34%	63%		40%

Notes to Financial Highlights

(a)	The Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Columbia Multi-Advisor International Value Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K(a)	2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$5.51	$6.26	$5.80	$5.10		$12.23

Income from investment operations:

Net investment income	0.12	0.12	0.10	0.10		0.25

Net realized and unrealized gain (loss)	(0.05)	(0.66)	0.51	1.07		(6.20)

Total from investment operations	0.07	(0.54)	0.61	1.17		(5.95)

Less distributions to shareholders:

Net investment income	(0.19)	(0.21)	(0.15)	—		—

Net realized gains	—	—	—	(0.47)		(1.18)

Total distributions to shareholders	(0.19)	(0.21)	(0.15)	(0.47)		(1.18)

Net asset value, end of period	$5.39	$5.51	$6.26	$5.80		$5.10

Total return	1.68%	(8.97%)	10.77%	25.61	%(b)	(53.27%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.44%	1.31%	1.27%	1.14%		1.13%

Net expenses after fees waived or expenses reimbursed(d)	1.32%	1.31%	1.27%	1.00%		0.87%

Net investment income	2.24%	1.85%	1.67%	2.14%		2.75%

Supplemental data

Net assets, end of period (in thousands)	$214	$217	$385	$493		$558

Portfolio turnover	79%	21%	34%	63%		40%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	The Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$5.53		$6.31		$6.09

Income from investment operations:

Net investment income	0.13		0.13		0.01

Net realized and unrealized gain (loss)	(0.06)		(0.68)		0.21

Total from investment operations	0.07		(0.55)		0.22

Less distributions to shareholders:

Net investment income	(0.20)		(0.23)		—

Total distributions to shareholders	(0.20)		(0.23)		—

Net asset value, end of period	$5.40		$5.53		$6.31

Total return	1.70%		(9.11%)		3.61%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.58%		1.44%		1.21	%(c)

Net expenses after fees waived or expenses reimbursed(d)	1.23	%(e)	1.42	%(e)	1.21	%(c)

Net investment income	2.55	%(e)	2.21	%(e)	1.70	%(c)

Supplemental data

Net assets, end of period (in thousands)	$58		$56		$3

Portfolio turnover	79%		21%		34%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	33

Columbia Multi-Advisor International Value Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Multi-Advisor International Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP)

requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the

34	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Notes to Financial Statements (continued)

October 31, 2012

current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure

Annual Report 2012	35

Columbia Multi-Advisor International Value Fund

Notes to Financial Statements (continued)

October 31, 2012

to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity risk and to increase return on investments, protect gains, and facilitate buying and selling of securities for investments. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Contracts and premiums associated with options contracts written for the year ended October 31, 2012 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at October 31, 2011	—	—
Opened	35	139
Closed
Expired	(35)	(139)
Balance at October 31, 2012	—	—

36	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Notes to Financial Statements (continued)

October 31, 2012

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at October 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	80,104

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)

Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	65,644

The effect of derivative instruments in the Statement of Operations for the year ended October 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity contracts	—	—	(18,477)	(18,477)
Foreign exchange contracts	(158,511)	—	—	(158,511)
Interest rate contracts	—	143,667	—	143,667
Total	(158,511)	143,667	(18,477)	(33,321)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Foreign exchange contracts	102,331	—	—	102,331
Interest rate contracts	—	(181,128)	—	(181,128)
Total	102,331	(181,128)	—	(78,797)

The following table is a summary of the volume of derivative instruments for the year ended October 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	92
Options contracts	290

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Annual Report 2012	37

Columbia Multi-Advisor International Value Fund

Notes to Financial Statements (continued)

October 31, 2012

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

The Fund is a “multi-manager” fund. Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager or Columbia), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The primary responsibility for the day-to-day portfolio management of the Fund is provided by the Fund’s subadvisers (see Subadvisory Agreement below) and by Columbia, for the portion of the Fund which it manages. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.900% to 0.775% as the Fund’s net assets increase. The

38	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Notes to Financial Statements (continued)

October 31, 2012

effective investment management fee rate for the year ended October 31, 2012 was 0.90% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into Subadvisory Agreements with Mondrian Investment Partners Limited and Dimensional Fund Advisors, L.P., each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

Prior to April 20, 2012, the Investment Manager had a Subadvisory Agreement with Tradewinds Global Investors, LLC to manage a portion of the assets of the Fund. This agreement was terminated April 20, 2012.

Prior to November 16, 2011, the Investment Manager had a Subadvisory Agreement with AllianceBernstein L.P. to manage a portion of the assets of the Fund. This agreement was terminated November 16, 2011. Effective November 16, 2011, the Investment Manager entered into the Subadvisory Agreement with Dimensional Fund Advisors, L.P.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2012, other expenses paid to this company were $2,283.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class K shares.

For the year ended October 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.45%
Class B	0.45
Class C	0.45
Class K	0.05
Class Z	0.44

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of

Annual Report 2012	39

Columbia Multi-Advisor International Value Fund

Notes to Financial Statements (continued)

October 31, 2012

small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, these minimum account balance fees reduced total expenses by $40.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,521,000 and $144,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $142,516 for Class A, $9,313 for Class B and $274 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.46%
Class B	2.21
Class C	2.21
Class I	1.01
Class K	1.31
Class Z	1.21

Prior to January 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.65%
Class B	2.40
Class C	2.40
Class I	1.20
Class K	1.50
Class Z	1.40

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings and derivative investments. To the

40	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Notes to Financial Statements (continued)

October 31, 2012

extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$889,587
Accumulated net realized loss	(889,587)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2012 ($)	2011 ($)
Ordinary income	9,422,750	20,571,346
Total	9,422,750	20,571,346

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,223,385
Undistributed accumulated long-term gain	—
Accumulated realized loss	(344,010,630)
Unrealized appreciation	1,241,156

At October 31, 2012, the cost of investments for federal income tax purposes was $230,626,589 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$22,844,720
Unrealized depreciation	(21,589,813)
Net unrealized appreciation	$1,254,907

The following capital loss carryforward, determined at October 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	320,913,280
2018	2,168,950
Unlimited short-term	8,322,535
Unlimited long-term	12,605,865
Total	344,010,630

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $204,498,007 and $286,018,130, respectively, for the year ended October 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection

Annual Report 2012	41

Columbia Multi-Advisor International Value Fund

Notes to Financial Statements (continued)

October 31, 2012

with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At October 31, 2012, securities valued at $4,785,325 were on loan, secured by cash collateral of $5,128,070 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

In September 2012, the Board voted to cease securities lending by or on December 31, 2012.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At October 31, 2012, one unaffiliated shareholder account owned 22.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

Note 10. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluation could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

42	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Notes to Financial Statements (continued)

October 31, 2012

In September 2012, the Board approved a proposal to merge the Fund into Columbia Overseas Value Fund, a series of Columbia Funds Series Trust. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2013.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	43

Columbia Multi-Advisor International Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Multi-Advisor International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Multi-Advisor International Value Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 21, 2012

44	Annual Report 2012

Columbia Seligman Global Technology Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 93.2%
Issuer	Shares	Value ($)
Consumer Discretionary 0.6%
Diversified Consumer Services 0.2%

Lifelock, Inc.(a)	90,709	657,640

Household Durables 0.4%

Panasonic Corp.	286,000	1,734,751

Total Consumer Discretionary		2,392,391

Health Care 0.9%
Health Care Equipment & Supplies 0.5%

Stryker Corp.	35,000	1,841,000

Life Sciences Tools & Services 0.4%

Agilent Technologies, Inc.	47,600	1,713,124

Total Health Care		3,554,124

Industrials 0.2%
Commercial Services & Supplies 0.2%

Performant Financial Corp.(a)	77,045	760,434

Total Industrials		760,434

Information Technology 90.0%
Communications Equipment 6.6%

Cisco Systems, Inc.	610,700	10,467,398

QUALCOMM, Inc.	253,271	14,835,349

Radware, Ltd.(a)	60,057	1,969,870

Total		27,272,617

Computers & Peripherals 16.1%

Apple, Inc.	47,155	28,061,941

Dell, Inc.	140,100	1,293,123

Electronics for Imaging, Inc.(a)	275,303	4,779,260

EMC Corp.(a)	606,400	14,808,288

NCR Corp.(a)	324,900	6,913,872

NetApp, Inc.(a)	299,000	8,043,100

SanDisk Corp.(a)	71,200	2,973,312

Total		66,872,896

Electronic Equipment, Instruments & Components 4.5%

Arrow Electronics, Inc.(a)	133,300	4,696,159

Avnet, Inc.(a)	85,700	2,455,305

Flextronics International Ltd.(a)	673,600	3,886,672

Kyocera Corp.	41,400	3,641,488

Murata Manufacturing Co., Ltd.	64,900	3,157,105

Tripod Technology Corp.	80	154

Vishay Intertechnology, Inc.(a)(b)	113,600	940,608

Total		18,777,491

Common Stocks (continued)
Issuer	Shares	Value ($)

Internet Software & Services 1.0%

Dena Co., Ltd.	33,600	1,048,685

GREE, Inc.(b)	184,600	3,217,892

Total		4,266,577

IT Services 4.8%

Global Payments, Inc.	50,200	2,146,050

International Business Machines Corp.	21,700	4,221,301

VeriFone Systems, Inc.(a)	165,700	4,911,348

Visa, Inc., Class A	34,400	4,773,344

WNS Holdings Ltd., ADR(a)	381,244	4,003,062

Total		20,055,105

Office Electronics 1.0%

Canon, Inc.	58,300	1,894,731

Xerox Corp.	342,777	2,207,484

Total		4,102,215

Semiconductors & Semiconductor Equipment 20.6%

Advanced Micro Devices, Inc.(a)(b)	1,113,963	2,283,624

Advanced Semiconductor Engineering, Inc.	2,973,012	2,243,525

Avago Technologies Ltd.	161,600	5,337,648

Broadcom Corp., Class A	241,600	7,618,856

Dialog Semiconductor PLC(a)	65,800	1,308,297

KLA-Tencor Corp.	345,400	16,068,008

Lam Research Corp.(a)	437,837	15,499,430

LSI Corp.(a)	241,400	1,653,590

Marvell Technology Group Ltd.	564,885	4,456,943

Microsemi Corp.(a)	310,700	5,965,440

NXP Semiconductor NV(a)	305,700	7,416,282

Samsung Electronics Co., Ltd.	2,200	2,640,083

Semtech Corp.(a)	113,300	2,829,101

Shinko Electric Industries Co., Ltd.(b)	447,100	2,783,778

Teradyne, Inc.(a)(b)	348,400	5,093,608

United Microelectronics Corp.	5,513,000	2,044,190

Total		85,242,403

Software 35.4%
Application Software 18.9%

Cadence Design Systems, Inc.(a)(b)	294,100	3,723,306

Citrix Systems, Inc.(a)	63,700	3,937,297

NICE Systems Ltd., ADR(a)	114,328	3,807,122

Nuance Communications, Inc.(a)(b)	835,199	18,591,530

Parametric Technology Corp.(a)	817,236	16,491,822

Synopsys, Inc.(a)	946,749	30,485,318

TIBCO Software, Inc.(a)	47,300	1,192,433

Total		78,228,828

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Seligman Global Technology Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Systems Software 16.5%

Check Point Software Technologies Ltd.(a)	325,705	14,503,644

Microsoft Corp.	292,816	8,355,504

Oracle Corp.	411,000	12,761,550

Symantec Corp.(a)	1,491,862	27,136,970

VMware, Inc., Class A(a)	64,400	5,459,188

Total		68,216,856

Total Software		146,445,684

Total Information Technology		373,034,988

Telecommunication Services 1.5%
Diversified Telecommunication Services 0.5%

AT&T, Inc.	62,200	2,151,498

Wireless Telecommunication Services 1.0%

Vodafone Group PLC	1,539,500	4,179,947

Total Telecommunication Services		6,331,445

Total Common Stocks
(Cost: $368,070,026)		386,073,382

Money Market Funds 7.0%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.149%(c)(d)	29,174,963	29,174,963

Total Money Market Funds
(Cost: $29,174,963)		29,174,963

Investments of Cash Collateral Received for Securities on Loan 5.6%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Other Short-Term Obligations 0.2%
Natixis Financial Products LLC
11/01/12	0.520%	1,000,000	1,000,000

Repurchase Agreements 5.4%
BNP Paribas Securities Corp. dated 10/31/12, matures 11/01/12, repurchase price
$2,207,837(e)	0.280%	2,207,820	2,207,820

Natixis Financial Products, Inc. dated 10/31/12, matures 11/01/12, repurchase price
$20,000,211(e)	0.380%	20,000,000	20,000,000

Total			22,207,820

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $23,207,820)			23,207,820

Total Investments
(Cost: $420,452,809)			438,456,165

Other Assets & Liabilities, Net			(24,069,008)

Net Assets			414,387,157

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At October 31, 2012, security was partially or fully on loan.

(c)	The rate shown is the seven-day current annualized yield at October 31, 2012.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	6,222,343	241,255,294	(218,302,674)	29,174,963	44,966	29,174,963

(e)	The following table represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
BNP Paribas Securities Corp. (0.280%)
United States Treasury Note/Bond	2,251,977

Total market value of collateral securities	2,251,977

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Seligman Global Technology Fund

Portfolio of Investments (continued)

October 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Natixis Financial Products, Inc. (0.380%)
Fannie Mae Pool	3,234,636

Fannie Mae REMICS	3,454,016

Fannie Mae-Aces	57,419

Freddie Mac Gold Pool	22,787

Freddie Mac Non Gold Pool	711,511

Freddie Mac REMICS	1,771,985

Ginnie Mae I Pool	546,522

Ginnie Mae II Pool	1,749,168

Government National Mortgage Association	8,852,172

Total market value of collateral securities	20,400,216

Abbreviation Legend

ADR	American Depositary Receipt
REMIC(S)	Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Measurements Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Seligman Global Technology Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	657,640	1,734,751	—	2,392,391

Health Care	3,554,124	—	—	3,554,124

Industrials	760,434	—	—	760,434

Information Technology	349,055,059	23,979,929	—	373,034,988

Telecommunication Services	2,151,498	4,179,947	—	6,331,445

Total Equity Securities	356,178,755	29,894,627	—	386,073,382

Other

Money Market Funds	29,174,963	—	—	29,174,963

Investments of Cash Collateral Received for Securities on Loan	—	23,207,820	—	23,207,820

Total Other	29,174,963	23,207,820	—	52,382,783

Total	385,353,718	53,102,447	—	438,456,165

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Seligman Global Technology Fund

Statement of Assets and Liabilities

October 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $368,070,026)	$386,073,382

Affiliated issuers (identified cost $29,174,963)	29,174,963

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $1,000,000)	1,000,000

Repurchase agreements (identified cost $22,207,820)	22,207,820

Total investments (identified cost $420,452,809)	438,456,165

Foreign currency (identified cost $62)	63

Receivable for:

Capital shares sold	283,142

Dividends	191,785

Interest	14,447

Reclaims	3,934

Expense reimbursement due from Investment Manager	13,161

Prepaid expenses	4,470

Total assets	438,967,167

Liabilities

Due upon return of securities on loan	23,207,820

Payable for:

Capital shares purchased	958,735

Investment management fees	48,643

Distribution fees	21,169

Transfer agent fees	100,534

Administration fees	3,414

Plan administration fees	8

Compensation of board members	24,592

Other expenses	215,095

Total liabilities	24,580,010

Net assets applicable to outstanding capital stock	$414,387,157

Represented by

Paid-in capital	$415,564,052

Excess of distributions over net investment income	(2,656,611)

Accumulated net realized loss	(16,520,819)

Unrealized appreciation (depreciation) on:

Investments	18,003,356

Foreign currency translations	(2,821)

Total — representing net assets applicable to outstanding capital stock	$414,387,157

* Value of securities on loan	$22,243,076

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Seligman Global Technology Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A

Net assets	$311,522,717

Shares outstanding	15,518,230

Net asset value per share	$20.07

Maximum offering price per share(a)	$21.29

Class B

Net assets	$7,857,830

Shares outstanding	460,555

Net asset value per share	$17.06

Class C

Net assets	$64,359,787

Shares outstanding	3,773,482

Net asset value per share	$17.06

Class I

Net assets	$11,049

Shares outstanding	544

Net asset value per share(b)	$20.30

Class K(c)

Net assets	$231,018

Shares outstanding	11,448

Net asset value per share	$20.18

Class R

Net assets	$8,124,295

Shares outstanding	413,444

Net asset value per share	$19.65

Class R5

Net assets	$165,147

Shares outstanding	8,156

Net asset value per share	$20.25

Class Z

Net assets	$22,115,314

Shares outstanding	1,092,995

Net asset value per share	$20.23

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

(c)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Seligman Global Technology Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$3,188,749
Dividends — affiliated issuers	44,966
Income from securities lending — net	141,464
Foreign taxes withheld	(55,810)

Total income	3,319,369

Expenses:
Investment management fees	4,028,897
Distribution fees
Class A	883,784
Class B	110,911
Class C	721,088
Class R	47,020
Transfer agent fees
Class A	885,195
Class B	29,078
Class C	179,772
Class K(a)	191
Class R	23,199
Class R5	58
Class Z	56,347
Administration fees	282,500
Plan administration fees
Class K(a)	948
Compensation of board members	19,053
Custodian fees	16,523
Printing and postage fees	146,914
Registration fees	102,163
Professional fees	50,260
Other	55,793

Total expenses	7,639,694
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(442,372)
Expense reductions	(11,735)

Total net expenses	7,185,587

Net investment loss	(3,866,218)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	24,175,710
Foreign currency translations	96,181
Forward foreign currency exchange contracts	(138,526)

Net realized gain	24,133,365
Net change in unrealized appreciation (depreciation) on:
Investments	(21,142,024)
Foreign currency translations	34,884
Forward foreign currency exchange contracts	(33,231)

Net change in unrealized appreciation (depreciation)	(21,140,371)

Net realized and unrealized gain	2,992,994

Net decrease in net assets from operations	$(873,224)

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Seligman Global Technology Fund

Statement of Changes in Net Assets

	2012	2011
Operations

Net investment loss	$(3,866,218)	$(4,472,602)

Net realized gain	24,133,365	49,740,622

Net change in unrealized appreciation (depreciation)	(21,140,371)	(45,215,225)

Net increase (decrease) in net assets resulting from operations	(873,224)	52,795

Distributions to shareholders:

Net investment income

Class A	—	(2,822,547)

Class C	—	(100,505)

Class I	—	(310,825)

Class K(a)	—	(4,568)

Class R	—	(45,820)

Class R5	—	(389,846)

Class Z	—	(200)

Total distributions to shareholders	—	(3,674,311)

Increase (decrease) in net assets from capital stock activity	(64,598,440)	(99,544,763)

Proceeds from regulatory settlements (Note 6)	549,229	—

Total decrease in net assets	(64,922,435)	(103,166,279)

Net assets at beginning of year	479,309,592	582,475,871

Net assets at end of year	$414,387,157	$479,309,592

Excess of distributions over net investment income	$(2,656,611)	$(17,261)

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Seligman Global Technology Fund

Statement of Changes in Net Assets (continued)

	Year ended October 31, 2012		Year ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	1,481,336	31,709,659	3,111,145	65,652,650

Distributions reinvested	—	—	116,237	2,420,055

Redemptions	(4,037,141)	(84,857,521)	(5,833,406)	(120,999,563)

Net decrease	(2,555,805)	(53,147,862)	(2,606,024)	(52,926,858)

Class B shares

Subscriptions	18,371	335,241	52,341	977,629

Redemptions(a)	(281,766)	(4,989,133)	(455,534)	(8,153,908)

Net decrease	(263,395)	(4,653,892)	(403,193)	(7,176,279)

Class C shares

Subscriptions	207,136	3,786,171	358,859	6,487,199

Distributions reinvested	—	—	4,260	76,431

Redemptions	(615,194)	(10,998,545)	(795,812)	(14,084,206)

Net decrease	(408,058)	(7,212,374)	(432,693)	(7,520,576)

Class I shares

Subscriptions	—	—	13,858	310,495

Distributions reinvested	—	—	14,880	310,704

Redemptions	—	—	(1,430,698)	(31,266,877)

Net decrease	—	—	(1,401,960)	(30,645,678)

Class K shares(b)

Subscriptions	138	3,012	379	7,987

Distributions reinvested	—	—	217	4,535

Redemptions	(10,079)	(205,692)	(5,501)	(115,862)

Net decrease	(9,941)	(202,680)	(4,905)	(103,340)

Class R shares

Subscriptions	194,558	4,130,511	222,666	4,500,421

Distributions reinvested	—	—	1,949	39,924

Redemptions	(275,814)	(5,663,081)	(190,688)	(3,851,316)

Net increase (decrease)	(81,256)	(1,532,570)	33,927	689,029

Class R5 shares

Subscriptions	6,708	156,195	936,760	20,037,728

Distributions reinvested	—	—	18,676	389,775

Redemptions	(162)	(3,317)	(2,227,954)	(43,719,338)

Net increase (decrease)	6,546	152,878	(1,272,518)	(23,291,835)

Class Z shares

Subscriptions	697,655	14,609,408	1,398,010	29,793,167

Distributions reinvested	—	—	8	172

Redemptions	(592,650)	(12,611,348)	(410,158)	(8,362,565)

Net increase	105,005	1,998,060	987,860	21,430,774

Total net decrease	(3,206,904)	(64,598,440)	(5,099,506)	(99,544,763)

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Seligman Global Technology Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$20.16		$20.24		$16.50		$11.77		$19.82

Income from investment operations:

Net investment loss	(0.15)		(0.15)		(0.16)		(0.20)		(0.21)

Net realized and unrealized gain (loss)	0.04		0.21		3.87		4.74		(7.84)

Total from investment operations	(0.11)		0.06		3.71		4.54		(8.05)

Less distributions to shareholders:

Net investment income	—		(0.14)		—		—		—

Total distributions to shareholders	—		(0.14)		—		—		—

Proceeds from regulatory settlements	0.02		—		0.03		0.19		—

Net asset value, end of period	$20.07		$20.16		$20.24		$16.50		$11.77

Total return	(0.45	%)(a)	0.26%		22.67	%(b)	40.19	%(c)	(40.62%)

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.50%		1.49%		1.67%		1.92%		1.76%

Net expenses after fees waived or expenses reimbursed(e)	1.40	%(f)	1.49	%(f)	1.57%		1.91%		1.76%

Net investment loss	(0.70	%)(f)	(0.70	%)(f)	(0.89%)		(1.46%)		(1.23%)

Supplemental data

Net assets, end of period (in thousands)	$311,523		$364,366		$418,600		$325,790		$165,249

Portfolio turnover	88%		95%		111%		150%		171%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$17.27		$17.35		$14.25		$10.24		$17.38

Income from investment operations:

Net investment loss	(0.27)		(0.26)		(0.26)		(0.26)		(0.29)

Net realized and unrealized gain (loss)	0.04		0.18		3.33		4.11		(6.85)

Total from investment operations	(0.23)		(0.08)		3.07		3.85		(7.14)

Proceeds from regulatory settlements	0.02		—		0.03		0.16		—

Net asset value, end of period	$17.06		$17.27		$17.35		$14.25		$10.24

Total return	(1.22	%)(a)	(0.46%)		21.75	%(b)	39.16	%(c)	(41.08%)

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	2.26%		2.25%		2.44%		2.64%		2.51%

Net expenses after fees waived or expenses reimbursed(e)	2.17	%(f)	2.25	%(f)	2.34%		2.63%		2.51%

Net investment loss	(1.47	%)(f)	(1.47	%)(f)	(1.66%)		(2.21%)		(1.98%)

Supplemental data

Net assets, end of period (in thousands)	$7,858		$12,499		$19,558		$21,966		$7,086

Portfolio turnover	88%		95%		111%		150%		171%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.18%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year ended October 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$17.26		$17.37		$14.25		$10.25		$17.39

Income from investment operations:

Net investment loss	(0.26)		(0.26)		(0.26)		(0.26)		(0.28)

Net realized and unrealized gain (loss)	0.04		0.17		3.35		4.10		(6.86)

Total from investment operations	(0.22)		(0.09)		3.09		3.84		(7.14)

Less distributions to shareholders:

Net investment income	—		(0.02)		—		—		—

Total distributions to shareholders	—		(0.02)		—		—		—

Proceeds from regulatory settlements	0.02		—		0.03		0.16		—

Net asset value, end of period	$17.06		$17.26		$17.37		$14.25		$10.25

Total return	(1.16	%)(a)	(0.51%)		21.89	%(b)	39.02	%(c)	(41.06%)

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	2.25%		2.25%		2.43%		2.70%		2.51%

Net expenses after fees waived or expenses reimbursed(e)	2.15	%(f)	2.25	%(f)	2.33%		2.69%		2.51%

Net investment loss	(1.45	%)(f)	(1.45	%)(f)	(1.65%)		(2.24%)		(1.98%)

Supplemental data

Net assets, end of period (in thousands)	$64,360		$72,162		$80,128		$69,849		$53,538

Portfolio turnover	88%		95%		111%		150%		171%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.18%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2012		2011	2010		2009(a)
Per share data
Net asset value, beginning of period	$20.31		$20.37	$16.52		$15.56

Income from investment operations:

Net investment loss	(0.06)		(0.06)	(0.08)		(0.03)

Net realized and unrealized gain	0.03		0.22	3.90		0.99

Total from investment operations	(0.03)		0.16	3.82		0.96

Less distributions to shareholders:

Net investment income	—		(0.22)	—		—

Total distributions to shareholders	—		(0.22)	—		—

Proceeds from regulatory settlements	0.02		—	0.03		—

Net asset value, end of period	$20.30		$20.31	$20.37		$16.52

Total return	(0.05	%)(b)	0.77%	23.31	%(c)	6.17%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.00%		1.09%	1.17%		1.07	%(e)

Net expenses after fees waived or expenses reimbursed(f)	0.97%		1.09%	1.12%		1.07	%(e)

Net investment loss	(0.26%)		(0.28%)	(0.45%)		(0.76	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$11		$11	$28,563		$23,827

Portfolio turnover	88%		95%	111%		150%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K(a)	2012		2011	2010		2009(b)
Per share data
Net asset value, beginning of period	$20.22		$20.29	$16.51		$15.56

Income from investment operations:

Net investment loss	(0.10)		(0.10)	(0.14)		(0.04)

Net realized and unrealized gain	0.04		0.20	3.89		0.99

Total from investment operations	(0.06)		0.10	3.75		0.95

Less distributions to shareholders:

Net investment income	—		(0.17)	—		—

Total distributions to shareholders	—		(0.17)	—		—

Proceeds from regulatory settlements	0.02		—	0.03		—

Net asset value, end of period	$20.18		$20.22	$20.29		$16.51

Total return	(0.20	%)(c)	0.48%	22.89	%(d)	6.10%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.30%		1.29%	1.48%		1.38	%(f)

Net expenses after fees waived or expenses reimbursed(g)	1.16%		1.29%	1.42%		1.38	%(f)

Net investment loss	(0.45%)		(0.50%)	(0.75%)		(1.07	%)(f)

Supplemental data

Net assets, end of period (in thousands)	$231		$432	$534		$289

Portfolio turnover	88%		95%	111%		150%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year ended October 31,
Class R	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$19.78		$19.88		$16.25		$11.62		$19.62

Income from investment operations:

Net investment loss	(0.19)		(0.19)		(0.22)		(0.23)		(0.24)

Net realized and unrealized gain (loss)	0.04		0.19		3.82		4.68		(7.76)

Total from investment operations	(0.15)		—		3.60		4.45		(8.00)

Less distributions to shareholders:

Net investment income	—		(0.10)		—		—		—

Total distributions to shareholders	—		(0.10)		—		—		—

Proceeds from regulatory settlements	0.02		—		0.03		0.18		—

Net asset value, end of period	$19.65		$19.78		$19.88		$16.25		$11.62

Total return	(0.66	%)(a)	(0.04%)		22.34	%(b)	39.85	%(c)	(40.77%)

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.75%		1.74%		1.95%		2.17%		2.01%

Net expenses after fees waived or expenses reimbursed(e)	1.65	%(f)	1.74	%(f)	1.90%		2.17%		2.01%

Net investment loss	(0.94	%)(f)	(0.95	%)(f)	(1.22%)		(1.70%)		(1.48%)

Supplemental data

Net assets, end of period (in thousands)	$8,124		$9,787		$9,158		$5,131		$2,067

Portfolio turnover	88%		95%		111%		150%		171%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R5	2012		2011	2010		2009(a)
Per share data
Net asset value, beginning of period	$20.27		$20.35	$16.52		$15.56

Income from investment operations:

Net investment loss	(0.05)		(0.05)	(0.42)		(0.02)

Net realized and unrealized gain	0.01		0.19	4.22		0.98

Total from investment operations	(0.04)		0.14	3.80		0.96

Less distributions to shareholders:

Net investment income	—		(0.22)	—		—

Total distributions to shareholders	—		(0.22)	—		—

Proceeds from regulatory settlements	0.02		—	0.03		—

Net asset value, end of period	$20.25		$20.27	$20.35		$16.52

Total return	(0.10	%)(b)	0.66%	23.18	%(c)	6.17%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.06%		1.03%	1.28%		1.18	%(e)

Net expenses after fees waived or expenses reimbursed(f)	0.99%		1.03%	1.13%		1.18	%(e)

Net investment loss	(0.23%)		(0.21%)	(2.23%)		(0.56	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$165		$33	$25,932		$5

Portfolio turnover	88%		95%	111%		150%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year ended October 31,
Class Z	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$20.26		$20.36		$19.28

Income from investment operations:

Net investment loss	(0.09)		(0.06)		(0.03)

Net realized and unrealized gain	0.04		0.18		1.11

Total from investment operations	(0.05)		0.12		1.08

Less distributions to shareholders:

Net investment income	—		(0.22)		—

Total distributions to shareholders	—		(0.22)		—

Proceeds from regulatory settlements	0.02		—		—

Net asset value, end of period	$20.23		$20.26		$20.36

Total return	(0.15	%)(b)	0.55%		5.60%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.23%		1.14%		1.31	%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.13	%(f)	1.14	%(f)	1.28	%(d)

Net investment loss	(0.42	%)(f)	(0.30	%)(f)	(1.57	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$22,115		$20,020		$3

Portfolio turnover	88%		95%		111%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Seligman Global Technology Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Seligman Global Technology Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R5 and Class Z shares. Effective November 8, 2012, the Fund also offers Class R4 shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are only available to investors purchasing through authorized investment professionals. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited

Annual Report 2012	25

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2012

to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

26	Annual Report 2012

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2012

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about

Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.855% to 0.725% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2012 was 0.855% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2012, other expenses paid to this company were $2,932.

Annual Report 2012	27

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2012

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended October 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.25%
Class B	0.26
Class C	0.25
Class K	0.05
Class R	0.25
Class R5	0.05
Class Z	0.23

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At October 31, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $259,917. The liability remaining at October 31, 2012 for non-recurring charges associated with the lease amounted to $135,581 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, these minimum account balance fees reduced total expenses by $11,735.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $277,000 and $4,555,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

28	Annual Report 2012

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2012

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $260,548 for Class A, $7,670 for Class B and $2,793 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.38%
Class B	2.13
Class C	2.13
Class I	0.97
Class K	1.27
Class R	1.63
Class R5	1.02
Class Z	1.13

Prior to January 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.77%
Class B	2.52
Class C	2.52
Class I	1.34
Class K	1.64
Class R	2.02
Class R5	1.39
Class Z	1.52

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions, late-year ordinary losses and proceeds from regulatory settlements. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,226,868
Accumulated net realized loss	42,345
Paid-in capital	(1,269,213)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2012 ($)	2011 ($)
Ordinary income	—	3,674,311

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	—
Accumulated realized loss	(17,014,470)
Unrealized appreciation	15,861,159

Annual Report 2012	29

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2012

At October 31, 2012, the cost of investments for federal income tax purposes was $422,592,185 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$43,766,696
Unrealized depreciation	(27,902,716)
Net unrealized appreciation	$15,863,980

The following capital loss carryforward, determined at October 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	9,154,318
2017	5,227,123
Total	14,381,441

For the year ended October 31, 2012, $23,768,952 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of October 31, 2012, the Fund will elect to treat late year ordinary losses of $2,633,029 as arising on November 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $388,301,197 and $464,510,709, respectively, for the year ended October 31, 2012.

Note 6. Regulatory Settlements

During the year ended October 31, 2012, the Fund received $549,229 as a result of a regulatory settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At October 31, 2012, securities valued at $22,243,076 were on loan, secured by cash collateral of $23,207,820 (which does

30	Annual Report 2012

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2012

not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

In September 2012, the Board voted to cease securities lending by or on December 31, 2012.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At October 31, 2012, one unaffiliated shareholder account owned 12.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

Note 11. Significant Risks

Technology and Technology-related Investment Risk

The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and

Annual Report 2012	31

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2012

regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32	Annual Report 2012

Columbia Seligman Global Technology Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Seligman Global Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Seligman Global Technology Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 21, 2012

Annual Report 2012	33

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Agreement and Declaration of Trust effective January 27, 2006, filed electronically on or about February 8, 2006 as Exhibit (a) to Registrant’s Registration Statement is incorporated by reference.

(a)(2)	Amendment No. 1 to the Agreement and Declaration of Trust filed electronically on or about October 2, 2007 as Exhibit (a)(2) to Registrant’s Post-Effective Amendment No. 5 to Registration Statement No. 333-131683 is incorporated by reference.

(a)(3)	Amendment No. 2 to the Agreement and Declaration of Trust, dated January 8, 2009, filed electronically on or about January 27, 2009 as Exhibit (a)(3) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-131683 is incorporated by reference.

(a)(4)	Amendment No. 3 to the Agreement and Declaration of Trust, dated August 9, 2010, filed electronically on or about March 4, 2011 as Exhibit (a)(4) to Registrant’s Post-Effective Amendment No. 19 to Registration Statement No. 333-131683 is incorporated by reference.

(a)(5)	Amendment No. 4 to the Agreement and Declaration of Trust, dated January 13, 2011, filed electronically on or about March 4, 2011 as Exhibit (a)(5) to Registrant’s Post-Effective Amendment No. 19 to Registration Statement No. 333-131683 is incorporated by reference.

(a)(6)	Amendment No. 5 to the Agreement and Declaration of Trust, dated April 14, 2011, filed electronically on or about July 29, 2011 as Exhibit (a)(6) to Registrant’s Post-Effective Amendment No. 33 to Registration Statement No. 333-131683 is incorporated by reference.

(a)(7)	Amendment No. 6 to the Agreement and Declaration of Trust, dated January 12, 2012, filed electronically on or about February 24, 2012 as Exhibit (a)(7) to Registrant’s Post-Effective Amendment No. 52 to Registration Statement No. 333-131683 is incorporated by reference.

(b)	By-laws filed electronically on or about April 21, 2006 as Exhibit (b) to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-131683 are incorporated by reference.

(c)	Stock Certificate: Not Applicable.

(d)(1)	Form of Investment Management Services Agreement between Registrant and Columbia Management Investment Advisers, LLC, filed electronically on or about May 29, 2012 as Exhibit (d)(2) to Registrant’s Post-Effective Amendment No. 61 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(2)	Subadvisory Agreement, dated June 11, 2008 between RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Threadneedle International Limited, filed electronically on or about October 29, 2008 as Exhibit (d)(2) to RiverSource Global Series, Inc. Post-Effective Amendment No. 57 to Registration Statement No. 33-25824 is incorporated by reference.

(d)(3)	Amendment One to Amended and Restated Subadvisory Agreement, dated July 13, 2009, between Columbia Management Investment Advisers, LLC, and Threadneedle International Limited, filed electronically on or about December 29, 2009 as Exhibit (d)(3) to RiverSource International Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-92309 is incorporated by reference.

(d)(4)	Amendment Two to Amended and Restated Subadvisory Agreement, dated March 30, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about April 29, 2011 as Exhibit (d)(5) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(d)(5)	Amendment Three to Amended and Restated Subadvisory Agreement, dated July 1, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(6) to Registrant’s Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(6)	Amendment Four to Amended and Restated Subadvisory Agreement, dated July 19, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(7) to Registrant’s Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(7)	Addendum to Amended and Restated Subadvisory Agreement, dated July 19, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(8) to Registrant’s Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(8)	Subadvisory Agreement by and between American Express Financial Corporation and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 26, 2004 as Exhibit (d)(6) to AXP Strategy Series, Inc. Post-Effective Amendment No. 49 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(9)	Amendment, dated July 21, 2003, to Subadvisory Agreement between American Express Financial Corporation and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 24, 2006 as Exhibit (d)(8) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(10)	Subadvisory Transfer Agreement between Ameriprise Financial, Inc., RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Turner Investment Partners, Inc., dated October 1, 2005, filed electronically on or about May 24, 2006 as Exhibit (d)(9) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(11)	Amendment Two, dated November 11, 2005, to Subadvisory Agreement between RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 24, 2006 as Exhibit (d)(10) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(12)	Amendment Three, dated Apri1 10, 2008, to Subadvisory Agreement between RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 27, 2008 as Exhibit (d)(14) to Registrant’s Post-Effective Amendment No. 19 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(13)	Subadvisory Agreement between American Express Financial Corporation and Donald Smith & Co., Inc., dated March 12, 2004, filed electronically on or about May 26, 2004 as Exhibit (d)(19) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(14)	Subadvisory Transfer Agreement, dated October 1, 2005, between Ameriprise Financial, Inc., RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Donald Smith & Co., Inc., filed electronically on or about May 24, 2006 as Exhibit (d)(25) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(15)	Subadvisory Agreement, dated November 13, 2008, between RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC and Metropolitan West Capital Management, LLC, filed electronically on or about July 28, 2009 as Exhibit (d)(25) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 21 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(16)	Subadvisory Agreement between American Express Financial Corporation and Barrow, Hanley, Mewhinney & Strauss, Inc., dated March 12, 2004, filed electronically on or about May 26, 2004 as Exhibit (d)(20) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(17)	Subadvisory Transfer Agreement, dated October 1, 2005, between Ameriprise Financial, Inc., RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Barrow, Hanley, Mewhinney & Strauss, Inc., filed electronically on or about May 24, 2006 as Exhibit (d)(27) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(18)	Subadvisory Agreement, dated September 15, 2011, between Columbia Management Investment Advisers, LLC and Mondrian Investment Partners Limited, filed electronically on or about November 29, 2011 as Exhibit (d)(19) to Registrant’s Post-Effective Amendment No. 46 to Registration Statement No. 333-131683 is incorporated reference.

(d)(19)	Subadvisory Agreement, dated September 23, 2011, between Columbia Management Investment Advisers, LLC and Dimensional Fund Advisors, L.P., filed electronically on or about November 29, 2011 as Exhibit (d)(20) to Registrant’s Post-Effective Amendment No. 46 to Registration Statement No. 333-131683 is incorporated by reference.

(e)(1)	Form of Distribution Agreement between Registrant and Columbia Management Investment Distributors, Inc., filed electronically on or about May 29, 2012 as Exhibit (e)(1) to Registrant’s Post-Effective Amendment No. 61 to Registration Statement No. 333-131683 is incorporated by reference.

(e)(2)	Form of Mutual Fund Sales Agreement filed electronically on or about July 9, 2010 as Exhibit (e)(2) to RiverSource Bond Series, Inc. Post-Effective Amendment No. 63 to Registration Statement No. 2-72174 is incorporated by reference.

(f)	Deferred Compensation Plan, adopted as of December 31, 2011, filed electronically on or about February 24, 2012 as Exhibit (f) to Registrant’s Post-Effective Amendment No. 52 to Registration Statement No. 333-131683 is incorporated by reference.

(g)	Form of Master Global Custody Agreement with JP Morgan Chase Bank, N.A. filed electronically on or about December 23, 2008 as Exhibit (g) to RiverSource International Managers Series, Inc. Post-Effective Amendment No. 18 to Registration Statement No. 333-64010 is incorporated by reference.

(h)(1)	Form of Administrative Services Agreement between Registrant and Columbia Management Investment Advisers, LLC filed electronically on or about May 29, 2012 as Exhibit (h)(1) to Registrant’s Post-Effective Amendment No. 61 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(2)

Form of Transfer and Dividend Disbursing Agent Agreement between Registrant and Columbia Management Investment Services Corp. filed electronically on or about May 29, 2012 as Exhibit (h)(2) to Registrant’s Post-Effective Amendment

No. 61 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(3)	Form of Plan Administration Services Agreement between Registrant and Columbia Management Investment Services Corp. filed electronically on or about November 7, 2012 as Exhibit (h)(3) to Registrant’s Post-Effective Amendment No. 73 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(4)	Form of Fee Waiver and Expense Cap Agreement by and among the Registrants, Columbia Management Investment Advisers, LLC, Columbia Management Investment Distributors, Inc. and Columbia Management Investment Services Corp. filed electronically on or about November 7, 2012 as Exhibit (h)(4) to Registrant’s Post-Effective Amendment No. 73 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(5)

Agreement and Plan of Reorganization, dated December 20, 2010, filed electronically on or about April 29, 2011 as Exhibit (h)(9) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 15 to Registration Statement

No. 333-146374 is incorporated by reference.

(h)(6)

Agreement and Plan of Redomiciling, dated December 20, 2010, filed electronically on or about April 29, 2011 as Exhibit (h)(10) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 15 to Registration Statement

No. 333-146374 is incorporated by reference.

(i)	Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)(1)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) is filed electronically herewith.

(j)(2)	Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP) is filed electronically herewith.

(k)	Omitted Financial Statements: Not Applicable.

(l)	Initial Capital Agreement: Not Applicable.

(m)	Form of Plan of Distribution and Agreement of Distribution between Registrant and Columbia Management Investment Distributors, Inc., filed electronically on or about November 7, 2012 as Exhibit (m) to Registrant’s Post-Effective Amendment No. 73 to Registration Statement No. 333-131683 is incorporated by reference.

(n)	Form of Rule 18f – 3 Multi-Class Plan filed electronically on or about November 7, 2012 as Exhibit (n) to Registrant’s Post-Effective Amendment No. 73 to Registration Statement No. 333-131683 is incorporated by reference.

(o)	Reserved.

(p)(1)	Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about November 29, 2011 as Exhibit (p)(1) to Registrant’s Post-Effective Amendment No. 46 to Registration Statement No. 333-131683 is incorporated by reference.

(p)(2)	Code of Ethics adopted under Rule 17j-1 for Registrant’s investment adviser and principal underwriter, dated July 1, 2011, filed electronically on or about July 29, 2011 as Exhibit (p)(2) to Registrant’s Post-Effective Amendment No. 33 to Registration Statement No. 333-131683 is incorporated by reference.

(p)(3)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value and Variable Portfolio – Partners Small Cap Value Funds’ Subadviser, Donald Smith & Co., Inc., adopted January 1, 2005, revised March 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(4) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(4)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value and Variable Portfolio – Small Cap Value Funds’ Subadviser, Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2010, filed electronically on or about April 2, 2012 as Exhibit (p)(5) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(5)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value and Variable Portfolio – Partners Small Cap Value Funds’ Subadviser, Turner Investment Partners, Inc., dated February 1, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(8) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(6)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value Fund’s Subadviser, Metropolitan West Capital Management, LLC, dated January 1, 2012, filed electronically on or about April 26, 2012 as Exhibit (p)(6) to Registrant’s Post-Effective Amendment No. 59 to Registration Statement No. 333-131683 is incorporated by reference.

(p)(7)	Code of Ethics, dated November 30, 2009, adopted under Rule 17j-1, for Columbia Asia Pacific ex-Japan, Columbia Commodity Strategy, Columbia Emerging Markets Opportunity, Columbia European Equity, Columbia Global Equity, Columbia Variable Portfolio – Commodity Strategy and Columbia Variable Portfolio – International Opportunity Funds’ Subadviser, Threadneedle International Limited, filed electronically on or about April 29, 2011 as Exhibit (p)(9) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(8)	Code of Ethics adopted under Rule 17j-1 for Columbia Marsico Flexible Capital and Variable Portfolio – Marsico Growth Funds’ Subadviser, Marsico Capital Management, LLC, dated December 6, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(23) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(9)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor International Value and Variable Portfolio – Mondrian International Small Cap Funds’ Subadviser, Mondrian Investment Partners Limited, dated January 1, 2007, filed electronically on or about April 14, 2010 as Exhibit (p)(24) to RiverSource Variable Series Trust, now known as Columbia Funds Variable Series Trust II, Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(10)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor International Value and Variable Portfolio – DFA International Value Funds’ Subadviser, Dimensional Fund Advisors, L.P., dated December 31, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(21) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(q)	Directors/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated June 8, 2011, filed electronically on or about June 16, 2011 as Exhibit (q) to Registrant’s Post-Effective Amendment No. 28 to Registration Statement No. 333-131683 is incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with the Registrant

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), as sponsor of the Columbia funds, may make initial capital investments in Columbia funds (seed accounts). Columbia Management also serves as investment manager of certain Columbia funds-of-funds that invest primarily in shares of affiliated funds (the “underlying funds”). Columbia Management does not make initial capital investments or invest in underlying funds for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25%, such that Columbia Management may be deemed to control certain Columbia funds, procedures have been put in place to assure that public shareholders determine the outcome of all actions taken at shareholder meetings. Specifically, Columbia Management (which votes proxies for the seed accounts) and the Boards of Trustees of the affiliated funds-of-funds (which votes proxies for the affiliated funds-of-funds) vote on each proposal in the same proportion as the vote of the direct public shareholders vote; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Item 30. Indemnification

The Agreement and Declaration of Trust of the Registrant provides that the Registrant shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a trustee, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a trustee, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Registrant may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, as now existing or hereafter amended. The By-laws of the Registrant provide that present or former trustees or officers of the Registrant made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Registrant to the full extent authorized by the Massachusetts Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the trustees, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 31. Business and Other Connections of the Investment Adviser

To the knowledge of the Registrant, none of the directors or officers of Columbia Management Investment Advisers, LLC (Columbia Management), the Registrant’s investment adviser, or any subadviser to a series of the Registrant, except as set forth below, are or have been, at any time during the Registrant’s past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.

(a)	Columbia Management, a wholly owned subsidiary of Ameriprise Financial, Inc., performs investment advisory services for the Registrant and certain other clients. Information regarding the business of Columbia Management and the directors and principal officers of Columbia Management is also included in the Form ADV filed by Columbia Management with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-25943), which is incorporated herein by reference. In addition to their position with Columbia Management, certain directors and officers of Columbia Management also hold various positions with, and engage in business for, Ameriprise Financial, Inc. or its other subsidiaries. Prior to May 1, 2010, when Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC from Bank of America, N.A., certain current directors and officers held various positions with, and engaged in business for, Columbia Management Group, LLC or other direct or indirect subsidiaries of Bank of America Corporation.

(b)	Barrow, Hanley, Mewhinney & Strauss, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Barrow, Hanley, Mewhinney & Strauss, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc. and is incorporated herein by reference. Information about the business of Barrow, Hanley, Mewhinney & Strauss, Inc. and the directors and principal executive officers of Barrow, Hanley, Mewhinney & Strauss, Inc. is also included in the Form ADV filed by Barrow, Hanley, Mewhinney & Strauss, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-31237), which is incorporated herein by reference.

(c)	Dimensional Fund Advisors, L.P. performs investment management services for the Registrant and certain other clients. Information regarding the business of Dimensional Fund Advisors, L.P. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Dimensional Fund Advisors, L.P. and is incorporated herein by reference. Information about the business of Dimensional Fund Advisors, L.P. and the directors and principal executive officers of Dimensional Fund Advisors, L.P. is also included in the Form ADV filed by Dimensional Fund Advisors, L.P. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-16283), which is incorporated herein by reference.

(d)	Donald Smith & Co., Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Donald Smith & Co., Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Donald Smith & Co., Inc. and is incorporated herein by reference. Information about the business of Donald Smith & Co., Inc. and the directors and principal executive officers of Donald Smith & Co., Inc. is also included in the Form ADV filed by Donald Smith & Co., Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-10798), which is incorporated herein by reference.

(e)	Marsico Capital Management, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Marsico Capital Management, LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Marsico Capital Management, LLC and is incorporated herein by reference. Information about the business of Marsico Capital Management, LLC and the directors and principal executive officers of Marsico Capital Management, LLC is also included in the Form ADV filed by Marsico Capital Management, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-54914), which is incorporated herein by reference.

(f)	Metropolitan West Capital Management, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Metropolitan West Capital Management, LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Metropolitan West Capital Management, LLC and is incorporated herein by reference. Information about the business of Metropolitan West Capital Management, LLC and the directors and principal executive officers of Metropolitan West Capital Management, LLC is also included in the Form ADV filed by Metropolitan West Capital Management, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-57001), which is incorporated herein by reference.

(g)	Mondrian Investment Partners Limited performs investment management services for the Registrant and certain other clients. Information regarding the business of Mondrian Investment Partners Limited is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Mondrian Investment Partners Limited and is incorporated herein by reference. Information about the business of Mondrian Investment Partners Limited and the directors and principal executive officers of Mondrian Investment Partners Limited is also included in the Form ADV filed by Mondrian Investment Partners Limited with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-37702), which is incorporated herein by reference.

(h)

Threadneedle International Limited performs investment management services for the Registrant and certain other clients. Information regarding the business of Threadneedle International Limited is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Threadneedle International Limited and is incorporated herein by reference. Information about the business of Threadneedle International Limited and the directors and principal executive officers of Threadneedle International Limited is also included in the Form ADV filed by Threadneedle International Limited with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-63196), which is incorporated herein by reference.

(i)	Turner Investment Partners, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Turner Investment Partners, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Turner Investment Partners, Inc. and is incorporated herein by reference. Information about the business of Turner Investment Partners, Inc. and the directors and principal executive officers of Turner Investment Partners, Inc. is also included in the Form ADV filed by Turner Investment Partners, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-36220), which is incorporated herein by reference.

Item 32. Principal Underwriter

(a)	Columbia Management Investment Distributors, Inc. acts as principal underwriter for the following investment companies, including the Registrant:

Columbia Acorn Trust; Columbia Funds Series Trust; Columbia Funds Series Trust I; Columbia Funds Series Trust II; Columbia Funds Variable Series Trust II; Columbia Funds Variable Insurance Trust; Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust. Columbia Management Investment Distributors, Inc. acts as placement agent for Columbia Funds Master Investment Trust, LLC.

(b)	As to each director, principal officer or partner of Columbia Management Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices with Principal Underwriter	Positions and Offices with Registrant
William F. Truscott	Chief Executive Officer	Board Member, Senior Vice President
Amy Unckless	President and Chief Administrative Officer	None
Jeffrey F. Peters	Senior Vice President	None
Dave K. Stewart	Chief Financial Officer	None
Scott R. Plummer	Senior Vice President, Chief Counsel and Assistant Secretary	Senior Vice President and Chief Legal Officer
Stephen O. Buff	Vice President, Chief Compliance Officer	None
Christopher Thompson	Senior Vice President and Head of Intermediary Distribution, Marketing and Product	None
Brian Walsh	Vice President, Strategic Relations	None
Frank Kimball	Vice President, Asset Management Distribution Operations and Governance	None
Thomas R. Moore	Secretary	None
Michael E. DeFao	Vice President and Assistant Secretary	Vice President and Assistant Secretary
Paul B. Goucher	Vice President and Assistant Secretary	Vice President and Assistant Secretary
Tara W. Tilbury	Vice President and Assistant Secretary	Assistant Secretary
Nancy W. LeDonne	Vice President and Assistant Secretary	None
Ryan C. Larrenaga	Vice President and Assistant Secretary	Assistant Secretary
Joseph L. D’Alessandro	Vice President and Assistant Secretary	Assistant Secretary
Christopher O. Petersen	Vice President and Assistant Secretary	Vice President and Secretary
Eric T. Brandt	Vice President and Assistant Secretary	None
Ken Murphy	Anti-Money Laundering Officer	None
Kevin Wasp	Ombudsman	None
Lee Faria	Conflicts Officer	None

*	The principal business address of Columbia Management Investment Distributors, Inc. is 225 Franklin Street, Boston MA 02110.

(c)	Not Applicable.

Item 33. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include:

•	Fund headquarters, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402;

•	Registrant’s investment adviser and administrator, Columbia Management Investment Advisers, LLC, 225 Franklin Street, Boston, MA 02110;

•	Registrant’s subadviser, Barrow, Hanley, Mewhinney & Strauss, Inc., 2200 Ross Avenue, 31st Floor, Dallas, TX 75201;

•	Registrant’s subadviser, Dimensional Fund Advisors, L.P., 6300 Bee Cave Road, Building One, Austin, TX 78746;

•	Registrant’s subadviser, Donald Smith & Co., Inc., 152 West 57th Street, 22nd Floor, New York, NY 10019;

•	Registrant’s subadviser, Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202;

•	Registrant’s subadviser, Metropolitan West Capital Management, LLC, 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660;

•	Registrant’s subadviser, Mondrian Investment Partners Limited, 10 Gresham Street, 5th Floor, London, United Kingdom EC2V 7JD;

•	Registrant’s subadviser, Threadneedle International Limited, London EC3A 8JQ, United Kingdom;

•	Registrant’s subadviser, Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312;

•	Registrant’s principal underwriter, Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110;

•	Registrant’s transfer agent, Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110; and

•	Registrant’s custodian, JPMorgan Chase Bank, N.A., 1 Chase Manhattan Plaza, New York, NY 10005.

In addition, Iron Mountain Records Management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records. The address for Iron Mountain Records Management is 920 & 950 Apollo Road, Eagan, MN 55121.

Item 34. Management Services

Not Applicable.

Item 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, COLUMBIA FUNDS SERIES TRUST II, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and State of Massachusetts on the 27th day of February, 2013.

COLUMBIA FUNDS SERIES TRUST II

By
/s/ J. Kevin Connaughton
J. Kevin Connaughton
President

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 27th day of February, 2013.

Signature	Capacity	Signature	Capacity

/s/ J. Kevin Connaughton J. Kevin Connaughton	President (Principal Executive Officer)	/s/ William A. Hawkins* William A. Hawkins	Trustee

/s/ Michael G. Clarke Michael G. Clarke	Chief Financial Officer (Principal Financial Officer)	/s/ R. Glenn Hilliard* R. Glenn Hilliard	Trustee

/s/ Paul D. Pearson Paul D. Pearson	Chief Accounting Officer (Principal Accounting Officer)	/s/ Catherine James Paglia* Catherine James Paglia	Trustee

/s/ Stephen R. Lewis, Jr.* Stephen R. Lewis, Jr.	Chair of the Board	/s/ Leroy C. Richie* Leroy C. Richie	Trustee

/s/ Kathleen A. Blatz* Kathleen A. Blatz	Trustee	/s/ Anthony M. Santomero* Anthony M. Santomero	Trustee

/s/ Edward J. Boudreau, Jr.* Edward J. Boudreau, Jr.	Trustee	/s/ Minor M. Shaw* Minor M. Shaw	Trustee

/s/ Pamela G. Carlton* Pamela G. Carlton	Trustee	/s/ Alison Taunton-Rigby* Alison Taunton-Rigby	Trustee

/s/ William P. Carmichael* William P. Carmichael	Trustee	/s/ William F. Truscott* William F. Truscott	Trustee

/s/ Patricia M. Flynn* Patricia M. Flynn	Trustee

*	Signed pursuant to Directors/Trustees Power of Attorney, dated June 8, 2011, filed electronically on or about June 16, 2011 as Exhibit (q) to Registrant’s Post-Effective Amendment No. 28 to Registration Statement No. 333-131683, by:

/s/ Scott R. Plummer
Scott R. Plummer

Contents of this Post-Effective Amendment No. 82 to Registration Statement

No. 333-131683

This Post-Effective Amendment contains the following papers and documents:

The facing sheet.

Part A.

Prospectuses for:

Columbia Absolute Return Currency and Income Fund

Columbia Asia Pacific ex-Japan Fund

Columbia Emerging Markets Bond Fund

Columbia Emerging Markets Opportunity Fund

Columbia Equity Value Fund

Columbia European Equity Value Fund

Columbia Global Bond Fund

Columbia Global Equity Fund

Columbia Multi-Advisor International Value Fund

Columbia Seligman Global Technology Fund

Part B.

Statement of Additional Information.

Financial Statements.

Part C.

Other information.

The signatures.

EXHIBIT INDEX

(i)	Opinion and consent of counsel as to the legality of the securities being registered.

(j)(1)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP).

(j)(2)	Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP).